                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 TOY BIZ, INC.
                      -----------------------------------
                (Name of Registrant as Specified In Its Charter)


                      -----------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

           Common Stock, $.01 par value ("Toy Biz Common Stock"), of Toy Biz, Inc. ("Toy Biz"). 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 ("Toy Biz Preferred Stock") of Toy Biz. Plan Warrants, Stockholder Series A Warrants and Stockholder Series C Warrants to purchase shares of Toy Biz Common Stock; Stockholder Series B Warrants (along with all other warrants referred to in this sentence, the "Warrants") to purchase shares of Toy Biz Preferred Stock.

     2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

          13,100,000 shares of Toy Biz Common Stock to be issued by Toy Biz pursuant to a Joint Plan of Reorganization (the "Plan") of Marvel Entertainment Group, Inc. ("Marvel") proposed by Toy Biz and certain holders of senior secured indebtedness of Marvel (the "Participating Marvel Lenders"). 7,900,000 shares of Toy Biz Preferred Stock, up to 1,750,000 Plan Warrants, 4,000,000 Stockholder Series A Warrants, 3,000,000 Stockholder Series B Warrants, and 7,000,000 Stockholder Series C Warrants to be issued by Toy Biz pursuant to the Plan.

     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

          Price per share of Toy Biz Common Stock based upon $9.625 value proposed by Toy Biz and the Participating Marvel Lenders pursuant to the Plan. Price per share of Toy Biz Preferred Stock based upon $10.00 value proposed by Toy Biz and the Participating Marvel Lenders pursuant to the Plan. Warrants valued at $17 million in the aggregate. In addition, Toy Biz will pay to certain holders of senior secured indebtedness of Marvel an aggregate cash sum equal to $231,750,000.

     4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
          $453,837,500*
          * Calculated as follows: ($9.625)(13,100,000) +
            ($10.00)(7,900,000) + $17,000,000 + $231,750,000. Pursuant to Reg.
            (S)240.0-11(c)(1) under the Exchange Act, a fee of $84,170.00 has been paid with the original filing of this Proxy Statement on December 19, 1997, which is equal to 1/50th of 1% of $420,850,000 (the value to be transferred to security holders in the transaction as then contemplated).

     5) TOTAL FEE PAID:

          $90,767.50 ($84,170.00 paid previously and $6,597.50 paid with this filing)

[ ]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: $84,170.00
         2) Form, Schedule or Registration Statement No.:  Schedule 14-A
         3) Filing Party: Toy Biz, Inc.
         4) Date Filed: December 19, 1997 (amendment filed on June 8, 1998)

                                 TOY BIZ, INC.
                               685 THIRD AVENUE
                           NEW YORK, NEW YORK 10017

                                                                August 13, 1998

Dear Stockholder:

  You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Meeting") of Toy Biz, Inc., a Delaware corporation (the "Company"), to be held at the New York Renaissance Hotel, 4th Floor, 714 Seventh Avenue (between 47th and 48th Streets), New York, New York, on September 11, 1998 at 10:00 a.m., New York City time, or at any adjournment or postponement thereof. A Notice of the Meeting and a Proxy Statement containing information about the matters to be acted upon at the Meeting are enclosed.

  At the Meeting you will be asked to consider and vote upon two related proposals (the "Marvel Proposals"): (i) certain amendments to the Company's restated certificate of incorporation and by-laws (collectively, the "Charter Amendment"), including, among other things, the reclassification of the existing two classes of common stock of the Company into one class of common stock, par value $.01 per share, of the Company (the "Common Stock"), the authorization of additional shares of preferred stock, including a series of preferred stock, designated as 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share (the "8% Preferred Stock"), and the change in the name of the Company to "Marvel Enterprises, Inc."; and (ii) the issuance by the Company (collectively, the "Securities Issuances") of (a) 16,900,000 shares of 8% Preferred Stock as follows: 7,900,000 shares to holders (the "Fixed Senior Secured Lenders") of fixed senior secured indebtedness of Marvel Entertainment Group, Inc. ("Marvel"), a Delaware corporation, and 9,000,000 shares to certain purchasers, including Dickstein Partners Inc. and/or its affiliates (collectively, "Dickstein"), an entity wholly owned by Isaac Perlmutter (a director of the Company and the Company's largest single stockholder) and as provided in the Plan (as hereinafter defined) at their option, the Fixed Senior Secured Lenders, (b) 13,100,000 shares of Common Stock to the Fixed Senior Secured Lenders, (c) four-year warrants ("Plan Warrants") to purchase up to 1,750,000 shares of Common Stock to certain unsecured pre-petition creditors of Marvel, and (d) the following warrants (collectively, the "Stockholder Warrants") to the holders of shares of common stock, par value $.01 per share, of Marvel (the "Marvel Shares"), to holders of certain class securities litigation claims arising in relation to the purchase or sale of the Marvel Shares, to certain unsecured pre-petition creditors of Marvel, and to LaSalle National Bank: (x) three-year warrants to purchase 4,000,000 shares of Common Stock; (y) six-month warrants to purchase 3,000,000 shares of 8% Preferred Stock; and (z) four-year warrants to purchase 7,000,000 shares of Common Stock.

  The Charter Amendment and the Securities Issuances will be effected pursuant to a Fourth Amended Joint Plan of Reorganization (the "Plan") proposed by the Company and certain secured creditors of Marvel, including certain Fixed Senior Secured Lenders (the "Participating Marvel Lenders"), in the bankruptcy cases of Marvel and various subsidiaries of Marvel (the "Marvel Debtors") currently pending in the United States District Court for the District of Delaware.

  The Plan also provides for the merger (the "Merger") of MEG Acquisition Corp., a Delaware corporation ("Acquisition"), a newly formed, wholly-owned subsidiary of the Company, with and into Marvel, with Marvel continuing as the surviving corporation and as a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by and among Marvel, Acquisition and the Company. Pursuant to the Merger Agreement, in the Merger, each Marvel Share will be canceled.

  At the Meeting you will also be asked to (i) elect ten directors (the "Director Proposal") to hold office until the earlier of the 1999 Annual Meeting of Stockholders or the election and qualification of their respective successors; and (ii) ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the year ending December 31, 1998 (the "Ratification Proposal", and together with the Director Proposal, the "Election Proposals," and the Election Proposals together with the Marvel Proposals, the "Proposals").

Your Board of Directors has nominated Joseph M. Ahearn, Avi Arad, Isaac Perlmutter, Alan Fine, James F. Halpin, Alfred A. Piergallini, Paul R. Verkuil, James S. Carluccio, Morton E. Handel, and Donald E. Rosenblum as the candidates to be elected as directors. If the Merger is consummated, then a sufficient number of directors are expected to resign so that the designees of the parties to a stockholders' agreement among certain of the Company's principal stockholders, Dickstein and the Company can be appointed to the Board. One of those designees is expected to be Mark Dickstein; the other designees have not been identified as of the date of this letter.

  The accompanying Proxy Statement provides a detailed description of the proposed Merger, the Charter Amendment, the Securities Issuances, the Plan and the Election Proposals, and copies of the Merger Agreement, the proposed amended certificate of incorporation of the Company, the proposed amended by-laws, and the Plan are attached as Annex A, Annex B, Annex C and Annex D, respectively, thereto. YOU ARE URGED TO READ THIS MATERIAL IN ITS ENTIRETY AND CONSIDER IT CAREFULLY.

  THE APPROVAL OF EACH OF THE MARVEL PROPOSALS IS CONDITIONED UPON APPROVAL OF ALL OF THE MARVEL PROPOSALS. ACCORDINGLY, A VOTE AGAINST ANY OF THE MARVEL PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST ALL OF THE MARVEL PROPOSALS.

  The Board of Directors of the Company has fixed the close of business on August 7, 1998 as the record date for determining the holders of shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), entitled to notice of, and to vote at, the Meeting (the "Record Date"). Only holders of record of shares of Class A Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY HAS DETERMINED THAT EACH OF THE MARVEL PROPOSALS IS FAIR TO AND IN THE BEST INTERESTS OF THE STOCKHOLDERS, HAS APPROVED EACH OF THE MARVEL PROPOSALS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE MARVEL PROPOSALS. In determining to approve the adoption of each of the Marvel Proposals, the Board of Directors carefully reviewed and considered each of the Marvel Proposals, as well as a number of other factors. In addition, the Board of Directors has received the opinion of Warburg Dillon Read LLC as to the fairness, from a financial point of view, to the stockholders of the Company (other than Marvel Characters, Inc. ("Characters"), a California corporation and a wholly-owned subsidiary of Marvel (the direct owner of the shares of Class A Common Stock beneficially owned by Marvel), Avi Arad (a director and substantial stockholder of the Company) and Mr. Perlmutter) of the consideration to be received by the Company, pursuant to the Plan and Merger, in exchange for the Securities Issuances. Warburg Dillon Read LLC and certain of its affiliates are also providing other financial services to the Company in connection with the transactions referred to herein. See "THE MARVEL PROPOSALS--Opinion of the Company's Financial Advisor." The full text of the opinion of Warburg Dillon Read LLC, which is dated August 12, 1998, and which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex E to the accompanying Proxy Statement. YOU ARE URGED TO READ THIS OPINION IN ITS ENTIRETY AND CONSIDER IT CAREFULLY.

  IN ADDITION, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE DIRECTOR PROPOSAL AND THE RATIFICATION PROPOSAL.

  Pursuant to the Delaware General Corporation Law and the restated certificate of incorporation of the Company, approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote thereon.

  A vote upon the Securities Issuances is required by a rule of the New York Stock Exchange, Inc. (the "NYSE") on which the Class A Common Stock is listed. Pursuant to such NYSE rule, a listed company may not issue 20% or more of the company's outstanding shares without a vote of the company's stockholders. Under the rules of the NYSE, the affirmative vote of the holders of a majority of the shares of Class A Common Stock voting on the Securities Issuances where the total number of votes cast represents over 50% of all outstanding shares of Class A Common Stock outstanding on the Record Date is required to approve the Securities Issuances.

  The affirmative vote of the holders of a majority of the issued and outstanding shares of Class A Common Stock present in person or represented by proxy and entitled to vote at the Meeting is necessary to ratify the appointment of the Company's independent accountants. The affirmative vote of the holders of a plurality of the issued and outstanding shares of Class A Common Stock present in person or represented by proxy and entitled to vote at the Meeting is necessary to elect the Company's directors.

  In connection with the Plan, each of Mr. Perlmutter and Mr. Arad, who beneficially own 34.4% and 15.0% of the outstanding shares of Class A Common Stock, respectively, has entered into Proxy and Stock Option Agreements with the Participating Marvel Lenders, pursuant to which each of Messrs. Perlmutter and Arad has agreed to vote all of his respective shares of Class A Common Stock in favor of the Marvel Proposals. Dickstein, which beneficially owns 4.4% of the outstanding shares of Class A Common Stock, has informed the Company that it intends to vote in favor of each of the Marvel Proposals. In addition, John J. Gibbons, chapter 11 trustee for the Marvel Debtors, including Characters, which owns 26.6% of the outstanding shares of Class A Common Stock, has informed the Company that he intends to vote the shares of Class A Common Stock owned by Characters in favor of the Marvel Proposals. Accordingly, a vote in favor of each of the Marvel Proposals is assured without the vote of any other holder of shares of Class A Common Stock.

  I urge you to fill in, date and sign the enclosed proxy card and promptly return it in the enclosed envelope so that as many shares of Class A Common Stock as possible may be represented at the Meeting. No postage is needed if the proxy card is mailed in the United States.

  If you plan to attend the Meeting, please check the appropriate box on your proxy card. You may attend the Meeting whether or not you have previously returned your proxy card. The Notice of 1998 Annual Meeting and Proxy Statement describing these important matters are attached. Please review these materials carefully and in their entirety.

                                          Sincerely,

                                          Joseph M. Ahearn
                                          President and Chief Executive
                                           Officer

                                 TOY BIZ, INC.
                               685 THIRD AVENUE
                           NEW YORK, NEW YORK 10017

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Toy Biz, Inc.:

  Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of Toy Biz, Inc., a Delaware corporation (the "Company"), will be held on September 11, 1998 at 10:00 a.m., New York City time, at the New York Renaissance Hotel, 4th Floor, 714 Seventh Avenue (between 47th and 48th Streets), New York, New York, for the following purposes:

  1. To consider and vote upon a proposal to approve and adopt an Amended Certificate of Incorporation (the "Amended Certificate of Incorporation") and Amended Bylaws (the "Amended By-Laws," together with the Amended Certificate of Incorporation, the "Charter Amendment") of the Company to become effective pursuant to a Fourth Amended Joint Plan of Reorganization (the "Plan") proposed by the Company and certain secured creditors of Marvel Entertainment Group, Inc., a Delaware corporation ("Marvel"), including certain holders ("Fixed Senior Secured Lenders") of fixed senior secured indebtedness of Marvel (the "Participating Marvel Lenders"), in the bankruptcy cases of Marvel and various subsidiaries of Marvel (the "Marvel Debtors") currently pending in the United States District Court for the District of Delaware, which will amend the Company's restated certificate of incorporation and by-laws to, among other things, (i) authorize that the Company, which now has two classes of authorized common stock consisting of 100,000,000 shares of Class A Common Stock (the "Class A Common Stock") and 20,000,000 shares of Class B Common Stock shall, following the effective time of the merger contemplated by the Plan, have only one class of authorized common stock, consisting of 250,000,000 shares, par value $0.01 per share (the "Common Stock"), each share of which will have one vote; (ii) change the name of the Company to "Marvel Enterprises, Inc.";
     (iii) authorize 100,000,000 shares of preferred stock, including 75,000,000 shares of a series of preferred stock designated as 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share (the "8% Preferred Stock"); and (iv) among other things, fix the number of directors at eleven.

  2. To consider and vote upon a proposal to approve the issuance by the Company (collectively, the "Securities Issuances") of (i) 16,900,000 shares of 8% Preferred Stock as follows: 7,900,000 shares to the Fixed Senior Secured Lenders and 9,000,000 shares to certain purchasers, including Dickstein Partners Inc. and/or its affiliates (collectively, "Dickstein"), an entity wholly owned by Isaac Perlmutter (a director of the Company and the Company's largest single stockholder), and as provided in the Plan, at their option, the Fixed Senior Secured Lenders;
     (ii) 13,100,000 shares of Common Stock to the Fixed Senior Secured Lenders; (iii) four-year warrants ("Plan Warrants") to certain unsecured pre-petition creditors of the Marvel Debtors to purchase up to 1,750,000 shares of Common Stock; and (iv) the following warrants (collectively, the "Stockholder Warrants") to the holders of shares of Common Stock, par value $.01 per share of Marvel (the "Marvel Shares") and to holders of certain class securities litigation claims arising in relation to the purchase or sale of Marvel Shares (such holders of litigation claims, together with the holders of Marvel Shares, collectively, the "Marvel Equity Holders") as well as to certain unsecured pre-petition creditors of the Marvel Debtors and to LaSalle National Bank: (a) three-year warrants to purchase 4,000,000 shares of Common Stock (the "Stockholder Series A Warrants"); (b) six-month warrants to purchase 3,000,000 shares of 8% Preferred Stock (the "Stockholder Series B Warrants"); and (c) four-year warrants to purchase 7,000,000 shares of Common Stock (the "Stockholder Series C Warrants").

  3. To elect ten directors to hold office until the earlier of the 1999 Annual Meeting of the Stockholders or the election and qualification of their respective successors. If the Merger (as hereinafter defined) is consummated, then a sufficient number of directors are expected to resign so that the designees of the parties to a stockholders' agreement among certain of the Company's principal stockholders, Dickstein and the Company can be appointed to the Board.

  4. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the year ending December 31, 1998.

  5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

  The Charter Amendment and the Securities Issuances will be effected pursuant to the Plan. The Plan also provides for the merger (the "Merger") of MEG Acquisition Corp., a Delaware corporation ("Acquisition"), a newly formed, wholly-owned subsidiary of the Company, with and into Marvel, with Marvel continuing as the surviving corporation and as a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by and among Marvel, Acquisition and the Company. Pursuant to the Merger Agreement, in the Merger, each Marvel Share will be canceled.

  The accompanying Proxy Statement provides a detailed description of the proposed Merger, the Charter Amendment, the Securities Issuances, the Plan and the Election Proposals, and copies of the Merger Agreement, the Amended Certificate of Incorporation, the Amended By-Laws, and the Plan are attached as Annex A, Annex B, Annex C and Annex D, respectively, thereto. YOU ARE URGED TO READ THIS MATERIAL IN ITS ENTIRETY AND CONSIDER IT CAREFULLY.

  Only holders of record of shares of Class A Common Stock at the close of business on August 7, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME BEFORE THE PROXY HAS BEEN VOTED AT THE MEETING.

                                          By Order of the Board of Directors,

                                          LOGO
                                          William H. Hardie, III
                                          Secretary

  If you have any questions or need assistance in voting your shares of Class A Common Stock, please call Beacon Hill Partners, Inc., which is assisting us, toll free at 1-800-755-5001.

                                 TOY BIZ, INC.
                               685 THIRD AVENUE
                           NEW YORK, NEW YORK 10017

                               ----------------

                                PROXY STATEMENT

                               ----------------

          PROXY STATEMENT FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 11, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement ("Proxy Statement") is being furnished to stockholders of Toy Biz, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") at the 1998 Annual Meeting of Stockholders (the "Meeting") of the Company, to be held on September 11, 1998 at 10:00 a.m., New York City time, at the New York Renaissance Hotel, 4th Floor, 714 Seventh Avenue (between 47th and 48th Streets), New York, New York, and at any adjournment or postponement thereof. At the Meeting, holders of record as of August 7, 1998 of shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), will be requested to consider and vote upon two related proposals (the "Marvel Proposals"): (i) certain amendments to the Company's restated certificate of incorporation and bylaws (collectively, the "Charter Amendment"), including, among other things, the reclassification of the existing two classes of common stock of the Company into one class of common stock, par value $.01 per share, of the Company (the "Common Stock"), the authorization of additional shares of preferred stock, including a series of preferred stock designated as 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share (the "8% Preferred Stock"), and the change in the name of the Company to "Marvel Enterprises, Inc."; and (ii) the issuance by the Company (collectively, the "Securities Issuances") of (a) 16,900,000 shares of 8% Preferred Stock as follows: 7,900,000 shares to certain holders (the "Fixed Senior Secured Lenders") of fixed senior secured indebtedness ("Fixed Senior Secured Claims") of Marvel Entertainment Group, Inc. ("Marvel"), a Delaware corporation, and 9,000,000 shares to certain purchasers (the "New Preferred Stock Investors"), including Dickstein Partners Inc., and/or its affiliates (collectively, "Dickstein"), and an entity wholly owned by Isaac Perlmutter (a director of the Company and the Company's largest single stockholder) ("Mr. Perlmutter"), and as provided in the Plan (as hereinafter defined), at their option, the Fixed Senior Secured Lenders, (b) 13,100,000 shares of Common Stock to the Fixed Senior Secured Lenders, (c) four-year warrants ("Plan Warrants") to certain unsecured pre-petition creditors of Marvel and its subsidiaries (the "Unsecured Creditors") to purchase up to 1,750,000 shares of Common Stock, and (d) the following warrants (collectively, the "Stockholder Warrants"; and, together with the Plan Warrants, the "Warrants") to the holders of shares of common stock, par value $.01 per share, of Marvel (the "Marvel Shares") and to holders of certain class securities litigation claims arising in relation to the purchase or sale of Marvel Shares (such holders of litigation claims, together with the holders of Marvel Shares, collectively, the "Marvel Equity Holders"), as well as to the Unsecured Creditors and to LaSalle National Bank: (x) three-year warrants to purchase 4,000,000 shares of Common Stock (the "Stockholder Series A Warrants"); (y) six-month warrants to purchase 3,000,000 shares of 8% Preferred Stock (the "Stockholder Series B Warrants"); and (z) four-year warrants to purchase 7,000,000 shares of Common Stock (the "Stockholder Series C Warrants").

  The Charter Amendment and Securities Issuances will be effected pursuant to a Fourth Amended Joint Plan of Reorganization (the "Plan") proposed by the Company and certain secured creditors of Marvel (the "Participating Marvel Lenders"), who are holders either of Fixed Senior Secured Claims or of contingent senior secured indebtedness of Marvel ("Contingent Senior Secured Claims," held by "Contingent Senior Secured Lenders"), in the bankruptcy cases (collectively, the "Bankruptcy Case") of Marvel and various subsidiaries of Marvel (collectively, the "Marvel Debtors") currently pending in the United States District Court for the District of Delaware (the "District Court"). See "THE MARVEL PROPOSALS--Background of the Marvel Proposals--Marvel's Bankruptcy." The Plan also provides for the merger (the "Merger") of MEG Acquisition Corp., a

Delaware corporation ("Acquisition"), a newly formed, wholly-owned subsidiary of the Company, with and into Marvel, with Marvel continuing as the surviving corporation and as a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by and among Marvel, Acquisition and the Company. Pursuant to the Merger Agreement, in the Merger, each Marvel Share will be canceled.

  This Proxy Statement provides a detailed description of the proposed Merger, the Charter Amendment, the Securities Issuances and the Plan (as defined below), and copies of the Merger Agreement, the Amended Certificate of Incorporation of the Company (the "Amended Certificate of Incorporation"), the Amended ByLaws of the Company (the "Amended By-Laws"), and the Plan are attached as Annex A, Annex B, Annex C, and Annex D, respectively, hereto, and are incorporated by reference herein (and should be read carefully and in their entirety).

  At the Meeting, holders of record as of August 7, 1998 of shares of Class A Common Stock will also be requested to (i) elect ten directors (the "Director Proposal") to hold office until the earlier of the 1999 Annual Meeting of the Stockholders or the election and qualification of their respective successors; and (ii) ratify the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for the year ending December 31, 1998 (the "Ratification Proposal", and together with the Director Proposal, the "Election Proposals"; the Election Proposals together with the Marvel Proposals, the "Proposals"). If the Merger is consummated, then a sufficient number of directors are expected to resign so that the designees of the parties to a stockholders' agreement among certain principal stockholders, Dickstein and the Company (the "New Stockholders' Agreement") can be appointed to the Board. One of those designees is expected to be Mark Dickstein. The other individuals to be named as designees under the New Stockholders' Agreement have not been identified as of the date of this Proxy Statement.

  THE APPROVAL OF EACH OF THE MARVEL PROPOSALS IS CONDITIONED UPON APPROVAL OF ALL OF THE MARVEL PROPOSALS. ACCORDINGLY, A VOTE AGAINST ANY OF THE MARVEL PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST ALL OF THE MARVEL PROPOSALS.

  Upon consummation of the Merger and the Securities Issuances, the existing stockholders of the Company will experience dilution in net tangible book value per share of Class A Common Stock and significant dilution in their percentage of ownership of the Company. See "RISK FACTORS--Dilution."

  SEE "RISK FACTORS" APPEARING ON PAGES 25 THROUGH 28 FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY STOCKHOLDERS OF THE COMPANY.

  THE BOARD UNANIMOUSLY HAS DETERMINED THAT EACH OF THE MARVEL PROPOSALS IS FAIR TO AND IN THE BEST INTERESTS OF THE STOCKHOLDERS, HAS APPROVED EACH OF THE MARVEL PROPOSALS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE MARVEL PROPOSALS. In determining to approve and recommend the adoption of each of the Marvel Proposals, the Board carefully reviewed and considered each of the Marvel Proposals, as well as a number of other factors. In addition, the Board has received the opinion of Warburg Dillon Read LLC as to the fairness, from a financial point of view, to the stockholders of the Company (other than Marvel Characters, Inc., a California corporation and a wholly-owned subsidiary of Marvel ("Characters") Avi Arad (a director and substantial stockholder of the Company) and Mr. Perlmutter) of the consideration to be received by the Company, pursuant to the Plan and Merger, in exchange for the Securities Issuances. The full text of the opinion of Warburg Dillon Read LLC, which is dated August 12, 1998, and which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex E to this Proxy Statement. YOU ARE URGED TO READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY.

  IN ADDITION, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE DIRECTOR PROPOSAL AND THE RATIFICATION PROPOSAL.

  In connection with the Merger Agreement, each of Mr. Perlmutter and Mr. Arad, who beneficially own 34.4% and 15.0% of the outstanding shares of Class A Common Stock, respectively, has entered into Proxy and Stock Option Agreements with the Participating Marvel Lenders, pursuant to which each of Mr. Perlmutter and Mr. Arad has agreed to vote all of his respective shares of Class A Common Stock in favor of the Marvel Proposals. Dickstein, which beneficially owns 4.4% of the outstanding shares of Class A Common Stock, has informed the Company that it intends to vote in favor of each of the Marvel Proposals. In addition, John J. Gibbons, chapter 11 trustee for the Marvel Debtors (the "Trustee"), including Characters, which owns 26.6% of the outstanding shares of Class A Common Stock, has informed the Company that he intends to vote the shares of Class A Common Stock owned by Characters in favor of the Marvel Proposals. Accordingly, a vote in favor of each of the Marvel Proposals is assured without the vote of any other holder of shares of Class A Common Stock.

THIS PROXY STATEMENT IS INTENDED FOR THE SOLE USE AND SOLE BENEFIT OF THE
 STOCKHOLDERS OF THE COMPANY, AND IS NOT INTENDED FOR, AND MAY NOT BE RELIED UPON BY, THE CREDITORS OF MARVEL OR ANY OF ITS AFFILIATED DEBTORS.

                               ----------------

  THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR
      MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE
                             CONTRARY IS UNLAWFUL.

                               ----------------

  This Proxy Statement is first being mailed to stockholders of the Company on or about August 13, 1998.

             The date of this Proxy Statement is August 13, 1998.

                             AVAILABLE INFORMATION

  The Company and Marvel are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at 7 World Trade Center, Suite 1300, New York, New York 10048. Any interested party may obtain copies of such material at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. The Company and Marvel each file information electronically with the Commission, and the Commission maintains a Web Site that contains reports, proxy and information statements and other information regarding registrants (including the Company and Marvel) that file electronically with the Commission. The address of the Commission's Web Site is http://www.sec.gov. Such reports, proxy statements and other information concerning the Company can also be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, OR ANY OTHER PERSON. THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT NOR ANY DISTRIBUTION OF THE SECURITIES MADE UNDER THIS PROXY STATEMENT SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY, MARVEL, OR ANY OTHER PERSON SINCE THE DATE OF THIS PROXY STATEMENT.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

  Information contained in this Proxy Statement contains "forward-looking statements" relating to, without limitation, future economic performance, plans and objectives of management for future operations and projections of revenue and other financial items, which can be identified by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The cautionary statements set forth under the caption "Risk Factors" and elsewhere in this Proxy Statement identify important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements.

  Certain statements under the captions "SUMMARY", "THE MARVEL PROPOSALS-- Opinion of the Company's Financial Advisor", "CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION", "RISK FACTORS" and elsewhere in this Proxy Statement constitute "forwardlooking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such forwardlooking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forwardlooking statements.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................    1
AVAILABLE INFORMATION.....................................................    4
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.........................    4
SUMMARY...................................................................    8
  The Company.............................................................    8
  Marvel..................................................................    8
  The 1998 Annual Meeting.................................................    8
  The Plan and the Merger.................................................   10
  The Charter Amendment...................................................   11
  The Securities Issuances................................................   11
  The Plan................................................................   13
  Standstill Agreements...................................................   13
  Risk Factors............................................................   13
  Interests of Certain Persons............................................   14
  Stock Exchange Listing..................................................   15
  Financing of the Merger, Securities Issuances and Certain Transactions
   Contemplated by the Plan...............................................   15
  Dividends on Common Stock...............................................   15
  Absence of Appraisal Rights.............................................   15
  Certain Legal Proceedings...............................................   15
COMPARATIVE MARKET PRICES INFORMATION.....................................   16
CAPITALIZATION............................................................   17
SELECTED HISTORICAL FINANCIAL DATA........................................   18
  Selected Historical Financial Data for the Company......................   18
  Capsule Financial Information...........................................   18
  Selected Historical Financial Data for Marvel...........................   19
SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION........................   22
  Selected Unaudited Pro Forma Financial Information......................   23
COMPARATIVE PER SHARE DATA................................................   24
CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION...........................   24
RISK FACTORS..............................................................   25
INFORMATION CONCERNING MARVEL.............................................   29
  General.................................................................   29
  Publishing..............................................................   29
  Consumer Products, Media and Advertising-Promotion Licensing............   31
  Marvel Studios..........................................................   32
  Sports and Entertainment Trading Cards; Children's Activity Stickers....   32
  The Marvel License......................................................   34
  Other Products..........................................................   35
  Restaurants.............................................................   35
  Licenses and Trademarks.................................................   35
  Competition.............................................................   36
  Seasonality.............................................................   36
  Inflation...............................................................   37
  Employees...............................................................   37
  Properties..............................................................   37
MARVEL MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS FOR THE YEARS ENDING DECEMBER 1996 AND 1997 AND FOR
 THE THREE MONTHS ENDED MARCH 31, 1998....................................   38
INFORMATION CONCERNING THE COMPANY........................................   49

THE MEETING..............................................................   49
  Date, Time and Place; Purpose of the Meeting...........................   49
  Record Date, Voting Rights and Vote Required...........................   49
  Proxies................................................................   50
THE MARVEL PROPOSALS.....................................................   52
  Background of the Marvel Proposals.....................................   52
  Reasons for the Marvel Proposals; Factors Considered by the Board......   58
  Opinion of the Company's Financial Advisor.............................   59
  Effects of the Merger..................................................   63
  Plans for the Company after the Consummation of the Merger and the
   Marvel Proposals......................................................   64
  Limitation of Liability; Indemnification of Directors and Officers.....   64
  Indemnification and Advances of Expenses...............................   64
  Directors' and Officers' Insurance.....................................   65
  Interests of Certain Persons in the Merger.............................   65
  Financing of the Transactions Contemplated by the Plan.................   67
  Dividends on Common Stock..............................................   69
  Accounting Treatment...................................................   69
  Certain Federal Income Tax Considerations..............................   69
  Regulatory Matters.....................................................   73
  Stock Exchange Listing.................................................   73
  Certain Litigation.....................................................   73
  Absence of Appraisal Rights............................................   76
  The Plan...............................................................   77
  The Master Agreement...................................................   80
  New Stockholders' Agreement............................................   81
  Proxy and Stock Option Agreements......................................   81
  Agreements Relating to the Purchase of Preferred Shares................   82
  Securities to be Issued and Transferred under the Plan.................   82
  The Litigation Trusts..................................................   87
  The Standstill Agreements..............................................   89
  Guaranty of Panini Indebtedness........................................   89
THE MERGER AGREEMENT.....................................................   90
  The Merger.............................................................   90
  Effective Time.........................................................   90
  Certificate of Incorporation and By-Laws of the Surviving Corporation..   90
  Conditions to the Merger...............................................   90
  Termination............................................................   90
  Fees and Expenses......................................................   90
ELECTION OF DIRECTORS....................................................   91
  Information Regarding the Nominees and Directors.......................   91
  Information Regarding Mark Dickstein...................................   92
  Committees, Meetings; Compensation of the Board; Vote Required for
   Election of Directors.................................................   93
  Executive Officers.....................................................   94
  Section 16(a) Beneficial Ownership Reporting Compliance................   95
  Executive Compensation.................................................   96
REPORT ON EXECUTIVE COMPENSATION.........................................   99
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS...................  102
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................  102
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS..............  106
PRO FORMA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS...................................................  111

                                                                          PAGE
                                                                          ----
CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION.......................... 111
COMPARISON OF STOCKHOLDERS' RIGHTS....................................... 115
  Preferred Stockholders................................................. 115
  Common Stockholders.................................................... 115
  Number of Directors.................................................... 115
  Special Meetings....................................................... 115
  Changes in the Ownership of the Company Resulting from the Merger by
   Majority Vote......................................................... 116
COMPARATIVE MARKET PRICES INFORMATION.................................... 116
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT........... 118
ATTENDANCE OF AUDITORS AT THE MEETINGS................................... 120
STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING............................ 120
INCORPORATION BY REFERENCE............................................... 121

 Annex A -- Agreement and Plan of Merger
 Annex B -- Amended Certificate of Incorporation
 Annex C -- Amended By-Laws
 Annex D -- The Plan (without exhibits)
 Annex E -- Opinion of Warburg Dillon Read LLC
 Annex F -- Consolidated Financial Statements and Schedule of Marvel

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement and is presented herein solely to furnish limited introductory information regarding the Proposals and the parties thereto. This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained, or incorporated by reference, in this Proxy Statement and the Annexes hereto, to which reference is made for a complete statement of the matters discussed below. Stockholders are urged to read this Proxy Statement, including the Annexes hereto, and the documents incorporated herein by reference, in their entirety and to consider them with care. Unless otherwise defined herein, capitalized terms used in this summary have the respective meanings ascribed to them elsewhere in this Proxy Statement.

THE COMPANY

  The Company designs, markets and distributes in the United States and internationally new and traditional toys in the boys', girls', preschool, and activity and electronic toy categories featuring major entertainment and consumer brand name properties. The Company also designs, markets, and distributes its own line of proprietary toys in certain of these categories. See "INFORMATION CONCERNING THE COMPANY." For purposes of this Proxy Statement, "the Company" includes, unless the context otherwise requires, Toy Biz, Inc. and its subsidiaries.

MARVEL

  Marvel is a leading creator, publisher and distributor of youth entertainment products for domestic and international markets which are based on fictional action adventure characters owned by Marvel (the "Marvel Characters"), licenses from professional athletes, sports teams and leagues and popular entertainment characters and other properties owned by third parties. Marvel also licenses the Marvel Characters and properties for consumer products, television and film projects, on-line and interactive software, and advertising promotions. Marvel's products include comic book and other children's publications, sports and entertainment trading cards, activity stickers and adhesive paper. See "INFORMATION CONCERNING MARVEL." For purposes of this Proxy Statement, "Marvel" includes, unless the context otherwise requires, Marvel Entertainment Group, Inc. and its subsidiaries.

THE 1998 ANNUAL MEETING

  Date, Time and Place. The 1998 Annual Meeting of stockholders of the Company will be held on September 11, 1998 at 10:00 a.m., local time, at the New York Renaissance Hotel, 4th Floor, 714 Seventh Avenue (between 47th and 48th Streets), New York, New York, or at any adjournment or postponement thereof (the "Meeting").

  Purpose. At the Meeting, holders of Class A Common Stock will be asked to consider and vote upon the Marvel Proposals, elect ten directors to hold office until the earlier of the 1999 Annual Meeting of the Stockholders, or the election and qualification of their respective successors, and ratify the appointment of Ernst & Young as the Company's independent accountants for the year ending December 31, 1998. See "THE MEETING--Date, Time and Place; Purpose of the Meeting." If the Merger is consummated, then a sufficient number of directors are expected to resign so that the designees of the parties to the New Stockholders' Agreement can be appointed to the Board. One of those designees is expected to be Mark Dickstein. The other individuals to be named as designees under the New Stockholders' Agreement have not been identified as of the date of this Proxy Statement. See "THE MARVEL PROPOSALS--New Stockholders' Agreement."

  Record Date; Stockholders Entitled to Vote. Only holders of record of shares of Class A Common Stock issued and outstanding at the close of business on August 7, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 27,746,127 shares of Class A Common Stock were issued and outstanding and were held by 149 holders of record, which constituted the only issued and outstanding class of voting securities of the Company. See "THE MEETING--Record Date, Voting Rights and Vote Required."

 Quorum; Vote Required; Principal Stockholders.

  Quorum. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Class A Common Stock entitled to vote on the Proposals will constitute a quorum at the Meeting.

  Charter Amendment; Vote Required. Approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote against the Charter Amendment.

  Securities Issuances; Vote Required. At the Meeting, the stockholders of the Company will consider and vote upon the Securities Issuances as required by a rule of the New York Stock Exchange, Inc. (the "NYSE") on which the Class A Common Stock is listed. Pursuant to such NYSE rule, a listed company may not issue 20% or more of the company's outstanding shares without a vote of the company's stockholders. Approval of the Securities Issuances requires the affirmative vote of the holders of a majority of the shares of Class A Common Stock voting on the Securities Issuances where the total number of votes cast represents over 50% of all outstanding shares of Class A Common Stock outstanding on the Record Date. Abstentions will have the same effect as a vote against the Securities Issuances. Broker non-votes will have the same effect as a vote against the Securities Issuances, unless the total number of votes cast with respect to the Securities Issuances is greater than 50% of the total number of shares outstanding, in which case broker non-votes have no effect on the Securities Issuances.

  Director Proposal; Vote Required. The affirmative vote of the holders of a plurality of the issued and outstanding shares of Class A Common Stock present in person or by proxy and entitled to vote thereon at the Meeting is necessary to elect the Company's directors. Abstentions will have no effect on the Director Proposal.

  Ratification Proposal; Vote Required. The affirmative vote of the holders of a majority of the issued and outstanding shares of Class A Common Stock present in person or by proxy and entitled to vote thereon at the Meeting is necessary to ratify the appointment of the Company's independent accountants. Abstentions will have the same effect as a vote against the Ratification Proposal. Broker non-votes will have no effect on the Ratification Proposal. See "THE MEETING-- Record Date, Voting Rights and Vote Required."

  Principal Stockholders. As of the Record Date, directors and executive officers of the Company, and their affiliates, were beneficial owners of an aggregate of 14,041,600 shares of Class A Common Stock (approximately 50.6% of the shares of Class A Common Stock then outstanding), including 340,000 shares issuable on exercise of options which were then exercisable or exercisable within 60 days. The directors and executive officers of the Company have indicated that they intend to vote their shares of Class A Common Stock in favor of each of the Proposals.

  As described under "THE MARVEL PROPOSALS--Proxy and Stock Option Agreements" below, each of Mr. Perlmutter and Mr. Arad, who beneficially own 34.4% and 15.0% of the outstanding shares of Class A Common Stock, respectively, has entered into Proxy and Stock Option Agreements with the Participating Marvel Lenders, pursuant to which each of Mr. Perlmutter and Mr. Arad has agreed to vote all of his respective shares of Class A Common Stock in favor of the Marvel Proposals. In addition, Dickstein, which beneficially owns 4.4% of the outstanding shares of Class A Common Stock, has informed the Company that it intends to vote in favor of each of the Marvel Proposals. In addition, the Trustee has informed the Company that he intends to vote the shares of Class A Common Stock owned by Characters, which represent 26.6% of the outstanding shares of the Class A Common Stock, in favor of the Marvel Proposals. Accordingly, a vote in favor of each of the Marvel Proposals is assured without the vote of any other holder of shares of Class A Common Stock. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

THE PLAN AND THE MERGER

  General. Following approval of each of the Marvel Proposals by the stockholders of the Company and the satisfaction or waiver of certain other conditions, Acquisition will be merged with and into Marvel, with Marvel continuing as the surviving corporation in the Merger and as a wholly-owned subsidiary of the Company.

  The Merger will be effected pursuant to the Merger Agreement and in accordance with the Plan.

  Effective Time. The Merger will become effective when the Certificate of Merger is filed with the Secretary of State of the State of Delaware or at such later time as is specified in such Certificate (the "Effective Time"). It is currently anticipated that such filing will be made on the closing date under the Merger Agreement which will take place only after the satisfaction or waiver of all of the conditions set forth in the Merger Agreement.

  Conditions to Consummation of the Merger. The obligations of the Company, Marvel and Acquisition to consummate the Merger are subject to a number of conditions, including, among others, the effectiveness and enforceability of the order of the District Court confirming the Plan not being subject to any stay or injunction and all conditions to the consummation of the Plan having been satisfied or duly waived in accordance with the Plan. See "THE MEETING-- Record Date, Voting Rights and Vote Required"; and "THE MARVEL PROPOSALS--The Plan." For a more complete discussion of the conditions to the obligations of the Company, Marvel and Acquisition to consummate the Merger, see "THE MERGER AGREEMENT--Conditions to the Merger." There can be no assurance that the conditions to the Merger will be satisfied or, where permissible, waived, or that the Merger will be consummated.

  Background. For a description of the events leading to approval of the Merger and the Marvel Proposals by the Board, see "THE MARVEL PROPOSALS--Background of the Marvel Proposals."

  Factors Considered by the Board. After a series of meetings, the Board, after considering each of the Marvel Proposals, determined that each of the Marvel Proposals is fair to and in the best interests of the stockholders of the Company, and unanimously approved each of the Marvel Proposals. See "THE MARVEL PROPOSALS--Background of the Marvel Proposals." In reaching its conclusion, the Board considered a number of factors. For a discussion of such factors considered, see "THE MARVEL PROPOSALS--Reasons for the Marvel Proposals, Factors Considered by the Board."

  Opinion of Company's Financial Advisor. The Company engaged Warburg Dillon Read LLC ("Warburg Dillon Read") to act as its financial advisor to, among other things, (i) analyze and evaluate the Company's business; (ii) analyze and evaluate alternatives for the disposition of or enhancement of the value of the equity interests in the Company; and (iii) assist the Company in the development and formulation of a plan of reorganization for Marvel.

  At the November 1, 1997 Board meeting, at which the combination of Marvel and the Company was first approved by the Board, Warburg Dillon Read expressed its preliminary view (subsequently confirmed in a written opinion addressed to the Board, dated December 19, 1997) as to the fairness, from a financial point of view, to the stockholders of the Company (other than Characters, the Trustee as its trustee in bankruptcy and Messrs. Arad and Perlmutter) of the consideration to be received by the Company, pursuant to the Plan and Merger, in exchange for the Securities Issuances. That opinion was substantially reissued by Warburg Dillon Read on August 12, 1998 after court approval of the Plan. The full text of the final opinion of Warburg Dillon Read, which sets forth the assumptions made, matters considered and limits on review undertaken, is attached as

Annex E hereto and is incorporated herein by reference. STOCKHOLDERS ARE URGED TO READ THE OPINION OF WARBURG DILLON READ IN ITS ENTIRETY. For a discussion of certain of the factors that Warburg Dillon Read considered in reaching its opinion, see "THE MARVEL PROPOSALS--Opinion of the Company's Financial Advisor;" and "THE MARVEL PROPOSALS--Background of the Marvel Proposals."

  Purpose of the Marvel Proposals; Structure of the Merger. The Company believes that the Merger and the consummation of the Marvel Proposals offer the Company the opportunity to resolve the Bankruptcy Case on terms which are favorable to the Company's stockholders. The Company believes that the Bankruptcy Case has had a significant adverse impact on the businesses of both the Company and Marvel. Bringing an end to the Bankruptcy Case is expected to eliminate uncertainties about the future of each of the Company's and Marvel's business. The Merger and the Marvel Proposals will allow the Company's stockholders to have a significant share in the control of the combined businesses. Upon consummation of the Merger and the Marvel Proposals, the Company intends to continue to review Marvel's and its own business, operations, properties, policies, corporate structure and management, and to consider whether any changes would be desirable in light of the circumstances then existing. Upon consummation of the Merger and the Marvel Proposals, the Company intends to review the business of Marvel and identify synergies and cost savings. The Merger has been structured as a merger of Acquisition with and into Marvel, with Marvel continuing as the surviving corporation and a wholly-owned subsidiary of the Company.

  Plans for the Company After the Merger and Marvel Proposals. Upon the consummation of the Merger and the Marvel Proposals, the Company is expected to continue to operate the businesses presently operated by Marvel and the Company. It is contemplated that, following the consummation of the Merger, Securities Issuances and Charter Amendment, the Company will implement a strategic plan intended to create opportunities for synergies and cost reductions in the business operations of Marvel and the Company on a combined basis. See "THE MARVEL PROPOSALS--Plans for the Company After Consummation of the Merger and Marvel Proposals," and "INFORMATION CONCERNING MARVEL."

  Federal Income Tax Consequences. For a discussion of certain U.S. federal income tax consequences expected to result from the implementation of the Plan, see "THE MARVEL PROPOSALS--Certain Federal Income Tax Considerations."

THE CHARTER AMENDMENT

  The Charter Amendment will be effected pursuant to the Plan. Following approval of each of the Marvel Proposals by the stockholders of the Company and the satisfaction or waiver of certain other conditions, each of the Amended Certificate of Incorporation and Amended By-Laws will become effective at the Effective Time. The Amended Certificate of Incorporation will, among other things: (i) change the name of the Company to "Marvel Enterprises, Inc."; (ii) authorize that the Company, which now has two classes of authorized common stock consisting of 100,000,000 shares of Class A Common and 20,000,000 shares of Class B Common, shall, following the Effective Time, have only one class of authorized Common Stock consisting of 250,000,000 shares, each share of which will have one vote; (iii) authorize that the Company shall, following the Effective Time, have 100,000,000 shares of authorized preferred stock, including 75,000,000 shares of 8% Preferred Stock; and (iv) change the number of directors from twelve to eleven.

THE SECURITIES ISSUANCES

  The Securities Issuances will be effected pursuant to the Plan. Following approval of each of the Marvel Proposals by the stockholders of the Company and the satisfaction or waiver of certain other conditions, the Company will issue
(i) 9,000,000 shares of 8% Preferred Stock to the New Preferred Stock Investors for $90 million; (ii) 13,100,000 shares of Common Stock and 7,900,000 shares of 8% Preferred Stock to the Fixed Senior

Secured Lenders; (iii) Plan Warrants to the Unsecured Creditors; and (iv) Stockholder Warrants to the Marvel Equity Holders, the Unsecured Creditors and LaSalle National Bank.

  Each Plan Warrant will entitle an Unsecured Creditor to purchase one share of Common Stock for $17.25 within four years of the Plan's consummation. As a result of the Merger, the Unsecured Creditors will receive Plan Warrants to purchase up to 1,750,000 shares of Common Stock in the aggregate.

  Four million Stockholder Series A Warrants will be distributed, each of which will entitle its holder to purchase one share of Common Stock for $12.00 within three years of the Consummation Date.

  Three million Stockholder Series B Warrants will be distributed in one or more series, each of which will be exercisable for one share of 8% Preferred Stock. All Stockholder Series B Warrants distributed by the Company on a particular date will constitute the same series. Any Stockholder Series B Warrants issued by the Company on the Consummation Date will entitle the holders thereof to purchase, within six months of such issuance, one share of 8% Preferred Stock for $10.65. Each subsequent issuance by the Company of Stockholder Series B Warrants will entitle the holders thereof to purchase, within six months of such issuance, one share of 8% Preferred Stock at an increasing exercise price based upon the date of issuance.

  Seven million Stockholder Series C Warrants will be distributed, each of which will entitle its holder to purchase one share of Common Stock for $18.50 within four years of the Consummation Date.

  As a result of the Merger, each outstanding Marvel Share will be canceled. See "THE MARVEL PROPOSALS--Securities to be Issued and Transferred under the Plan."

  Upon consummation of the Merger and the Securities Issuances, the existing stockholders of the Company will experience dilution in net tangible book value per share of Class A Common Stock and significant dilution in their percentage of ownership of the Company. At March 31, 1998, the historical net tangible book value of the Class A Common Stock was $99.0 million, or approximately $3.57 per share outstanding. "Net tangible book value" per share represents the total amount of tangible assets of the Company, less the total amount of liabilities of the Company, divided by the number of shares of Class A Common Stock outstanding. Without taking into account any changes in net tangible book value after March 31, 1998, other than to give effect to the Merger (including anticipated related borrowings), the pro forma net tangible book value of the Class A Common Stock at March 31, 1998 would have been a deficit of $199.7 million, or a deficit of approximately $5.97 per share outstanding. This represents an immediate decrease in net tangible book value of $9.54 per share of the Class A Common Stock to the existing stockholders of the Company. In addition, immediately following consummation of the Merger and the Securities Issuances, existing stockholders (other than Characters), who together now own an aggregate of approximately 73% of the outstanding shares of Class A Common Stock, will own an aggregate of approximately 40% of the outstanding shares of Common Stock not owned by Characters (including shares of Common Stock issuable upon exercise of the 8% Preferred Stock, which is convertible at any time into shares of Common Stock, and excluding shares of Common Stock issuable upon exercise and conversion of the Plan Warrants and Stockholder Warrants), not including among the holdings of existing stockholders the shares of Common Stock issuable upon conversion of the 8% Preferred Stock to be purchased by the New Preferred Stock Investors or any Common Stock to be issued to the Fixed Senior Secured Lenders. Characters will be a wholly owned subsidiary of the Company and shares of Common Stock owned by Characters will, therefore, have no voting rights. Assuming the issuance of shares of Common Stock upon exercise and conversion of all Warrants and shares of 8% Preferred Stock, existing stockholders (other than Characters) will, after the Merger and the Securities Issuances, own an aggregate of approximately 30% of the outstanding shares of Common Stock not owned by Characters. See "RISK FACTORS--Dilution."

THE PLAN

  The Merger will be effected in accordance with the Plan, which provides for the restructuring of Marvel's liabilities and will result in the elimination of substantially all of the existing senior debt obligations and certain other pre-petition obligations of the Marvel Debtors incurred in connection with Marvel's business. See "THE MARVEL PROPOSALS--Background of the Merger." In general, the Plan provides for, among other things, (i) the Merger, (ii) the Securities Issuances, (iii) the delivery of $231.75 million in cash to the Fixed Senior Secured Lenders and up to $8 million in cash to the Unsecured Creditors, (iv) the creation of two litigation trusts--one for the benefit of the Company, the Unsecured Creditors and the Fixed Senior Secured Lenders, and the other for the benefit of the Unsecured Creditors and the Marvel Equity Holders (see "THE MARVEL PROPOSALS--The Litigation Trusts"), (v) the payment in cash of all administration expense claims incurred in connection with the Bankruptcy Case, (vi) in the event that the aggregate amount of such administrative claims, incurred other than in the ordinary course of business, exceeds $35 million, the receipt by the Company of cash in an amount equal to such excess from an affiliate of Mr. Perlmutter in exchange for a note from the Company for an equal amount (the "Excess Administration Claims Note"), (vii) subject to certain limitations described herein, a guaranty (the "Panini Guaranty") from the Company to the Contingent Senior Secured Lenders of up to $27 million of deficiency in respect of restructured debt obligations of Panini S.p.A., a subsidiary of Marvel ("Panini"), after giving effect to the payment by the Company of $13 million to the holders of those debt obligations, and
(viii) the payment by the Company of $3.5 million to certain claimants in the Bankruptcy Case in settlement of disputes. See "THE MARVEL PROPOSALS--The Plan."

STANDSTILL AGREEMENTS

  In accordance with the Plan, Carl C. Icahn and Vincent Intrieri, both of whom were members of Marvel's board of directors, and High River Limited Partnership ("High River") and Westgate International L.P. ("Westgate"), which are affiliates of Mr. Icahn and Mr. Intrieri, respectively, have agreed to enter into standstill agreements (the "Standstill Agreements") on the Consummation Date which will restrict the ability of Mr. Icahn and High River and Mr. Intrieri and Westgate and their affiliates to, among other things, acquire additional securities of the Company, make or participate in proxy solicitations with respect to the Company's securities and serve on the Board. In addition, the Standstill Agreements require the parties thereto to vote securities of the Company beneficially owned by them in proportion to the votes cast by the other holders of the Company's securities. See "THE MARVEL PROPOSALS--Standstill Agreements."

RISK FACTORS

  The business of the Company and the holding of its securities after the Merger will be subject to many risks, including, among other things, (i) leverage and restrictive covenants imposed by debt instruments; (ii) variances from the Company Projected Financial Information included elsewhere in this Proxy Statement; (iii) variances from the fair value of Marvel's assets assumed in the Company Pro Forma Financial Information; (iv) noncomparability of the financial condition and results of operation of the Company after the Merger with the historical financial statements of the Company and Marvel contained elsewhere in this Proxy Statement; (v) the fact that the Company does not anticipate that it will pay dividends on Common Stock in the foreseeable future and the fact that the covenants in the debt instruments that the Company anticipates that it will enter into will restrict the ability of the Company to pay dividends; (vi) possible volatility of the Common Stock after the Merger;
(vii) certain tax matters including significant restrictions on, or possible loss of, all or a portion of any available net operating losses of Marvel and its subsidiaries, see "THE MARVEL PROPOSALS--Certain Federal Income Tax Considerations"; (viii) competition in the comic book publishing, trading card, sticker, licensing and media businesses; (ix) the overall decline in Marvel's core publishing and trading card business in 1995 and 1996; (x) potential adverse consequences for the Company with respect to certain contractual arrangements to which Marvel is a party which were rejected by Marvel pursuant to the Plan; (xi) the Panini Guaranty; (xii) control of the election of directors of the Company by certain stockholders who will be party to a stockholders' agreement with the Company; (xiii) potential inability to integrate Marvel into the business of the Company; and (xiv) the potential dilution to the holders of the Common Stock in the event of the exercise of the Warrants and/or 8% Preferred Stock.

  For a more detailed discussion of these and other risk factors in connection with the Merger, see "RISK FACTORS" on pages 25 through 28.

INTERESTS OF CERTAIN PERSONS

  Certain members of the Board may be deemed to have certain interests in the Merger, the Securities Issuances and the other transactions contemplated by the Plan that are in addition to their interests as stockholders of the Company generally. The Board was aware of these interests when it considered and unanimously approved the Merger, the Securities Issuances and the Charter Amendment. See "THE MARVEL PROPOSALS--Interests of Certain Persons in the Merger"; "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

  Stockholders' Agreement. In accordance with the Plan, Messrs. Arad and Perlmutter will enter into a stockholders' agreement with the Company, Dickstein and the Participating Marvel Lenders, which will provide, among other things, that its parties take such action as may reasonably be in their power to cause the Company's eleven-member Board to include (i) six directors designated by Mr. Arad, Mr. Perlmutter and certain of Mr. Perlmutter's affiliates, and Dickstein, five of whom will be designated by Mr. Arad and Mr. Perlmutter and his affiliates and one of whom will be designated by Dickstein, and (ii) five directors designated by the Participating Marvel Lenders. See "MARVEL PROPOSALS--New Stockholders' Agreement."

  The Commitment Letter. On November 19, 1997, Zib Inc. (an entity wholly-owned by Mr. Perlmutter), Dickstein and the Company entered into a Commitment Letter, dated November 19, 1997 (the "Commitment Letter"), by and among the Company, Dickstein and Zib Inc. to purchase 8% Preferred Stock of the Company pursuant to the Plan. The Commitment Letter provides that Zib Inc. has committed to purchase $60,000,000 in amount, and Dickstein has committed to purchase $30,000,000 in amount, of the 8% Preferred Stock of the Company to be issued in connection with the Merger, and the Company has agreed to sell those shares to the New Preferred Stock Investors. Zib Inc. is permitted to assign its rights under the Commitment Letter without the Company's consent. Pursuant to the Plan, the Fixed Senior Secured Lenders have the option to acquire Zib Inc.'s right to purchase $40,000,000 in amount of the 8% Preferred Stock.

  Proxy and Stock Option Agreements. Mr. Perlmutter and certain of his affiliates (the "Perlmutter Group") and Mr. Arad have each entered into Proxy and Stock Option Agreements, dated as of October 7, 1997 (the "Proxy and Stock Option Agreements"), as amended and restated as of November 19, 1997, with the Participating Marvel Lenders.

  In the following discussion of the Proxy and Stock Option Agreements, the term "Stockholder" means the Perlmutter Group or Mr. Arad, pursuant to each of the respective Proxy and Stock Option Agreements.

  In each Proxy and Stock Option Agreement, the Stockholders have agreed to vote all shares of Class A Common Stock held beneficially or of record by them
(i) in favor of the Merger and any other action necessary or appropriate to effect the Merger; (ii) in favor of the other transactions contemplated by the Plan or of any other action necessary or appropriate to effect the Plan; (iii) against any action or agreement that would result in a material breach or default by the Company of the Master Agreement or the Plan; or (iv) against any action or agreement that would, directly or indirectly, interfere with the Merger or with the confirmation of the Plan. See "THE MARVEL PROPOSALS--The Master Agreement"; and "THE MARVEL PROPOSALS--The Plan."

  Under each Proxy and Stock Option Agreement, the Participating Marvel Lenders have the option (the "Option") to purchase all (but not less than all) of the Stockholder's shares of Class A Common Stock if (i) the Master Agreement is terminated because of a material breach by the Company or (ii) the Stockholder materially breaches the Proxy and Stock Option Agreement (a "Stockholder Breach Event"). The purchase and sale price of the Class A Common Stock pursuant to the Option is $4.00 per share of Class A Common Stock.

  Excess Administration Claims Note. The Company does not expect that the administration claims in the Bankruptcy Case will exceed $35 million in the aggregate. If administration claims do exceed $35 million, Zib Inc., an affiliate of Mr. Perlmutter, has agreed to fund the Company's payment of any administration claims in the Bankruptcy Case in excess of $35 million in exchange for the Excess Administration Claims Note in the amount of that excess. See "THE MARVEL PROPOSALS--Interests of Certain Persons in the Merger."

  For a discussion of these relationships and related transactions, see "THE MARVEL PROPOSALS--Interests of Certain Persons in the Merger"; "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

STOCK EXCHANGE LISTING

  The shares of Class A Common Stock are currently listed on the NYSE under the symbol "TBZ" and the Company will make application, before the Effective Time, for the listing of the shares of Common Stock on the NYSE following the Effective Time. The Company will make application, before the Effective Time, for the listing of the shares of 8% Preferred Stock, the Plan Warrants, the Stockholder Series A Warrants and the Stockholder Series C Warrants on the NYSE or the American Stock Exchange following the Effective Time.

FINANCING OF THE MERGER, SECURITIES ISSUANCES AND CERTAIN TRANSACTIONS CONTEMPLATED BY THE PLAN

  The Company currently contemplates that the Merger and certain transactions contemplated by the Plan will be financed with (i) available cash on hand of the Company; (ii) the proceeds of the sale of the 8% Preferred Stock to the New Preferred Stock Investors; (iii) the proceeds of an offering by the Company and placed by Warburg Dillon Read of Senior Notes of the Company (the "Senior Notes"), which are expected to be unsecured senior obligations of the Company limited to an aggregate principal amount of $200 million and which are expected to have a maturity of between seven and ten years from the date of issuance;
(iv) the proceeds of the Excess Administration Claims Note, if required; and
(v) a $1.5 million capital contribution by Mr. Perlmutter or one of his affiliates (the "Perlmutter Capital Contribution"). If the Senior Notes are not issued at the closing of the Merger, the Company believes it will be able to obtain a $200 million senior secured bridge loan on customary terms (the "Bridge Facility"), with the expectation that any funding under the Bridge Facility would be repaid by a subsequent issue of Senior Notes. See "THE MARVEL PROPOSALS--Financing of the Transactions Contemplated by the Plan."

DIVIDENDS ON COMMON STOCK

  The Company has never declared a dividend on the Class A Common Stock. For a description of certain restrictions on payment of dividends, see Note 7 of Notes to Consolidated Financial Statements dated December 31, 1997, incorporated by reference to the Company's Annual Report on Form 10-K. Following the Merger, the Company does not anticipate that it will pay any dividends on the shares of Common Stock for the foreseeable future, and expects that the debt instruments to which it will become a party will contain significant restrictions on its ability to do so.

ABSENCE OF APPRAISAL RIGHTS

  Holders of shares of Class A Common Stock are not entitled under the Delaware General Corporation Law (the "DGCL") to dissenters' rights of appraisal in connection with the Merger.

CERTAIN LEGAL PROCEEDINGS

  For a description of certain pending litigation against Marvel and the Company, see "THE MARVEL PROPOSALS--Certain Litigation."

                     COMPARATIVE MARKET PRICES INFORMATION

  The Company. The principal market on which the shares of Class A Common Stock are traded is the NYSE with the ticker symbol "TBZ". On August 12, 1998, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the shares of Class A Common Stock were both $9.75. On October 7, 1997, the last trading day before the Company's public announcement of its proposal for the combination of the Company and Marvel pursuant to the Master Agreement (as described herein; see "THE MARVEL PROPOSALS--The Master Agreement"), the high and low sales prices of the shares of Class A Common Stock were $8 7/8 and $8 11/16, respectively. For a table describing the high and low sales prices for the shares of Class A Common Stock, as reported on the NYSE Composite Tape, for fiscal years 1995, 1996, 1997 and 1998, see "COMPARATIVE MARKET PRICES INFORMATION--The Company." STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE SHARES OF CLASS A COMMON STOCK.

  Marvel. On April 17, 1998, trading of the Marvel Shares was suspended by the NYSE. Prior to that time, the principal market on which the Marvel Shares had been traded was the NYSE with the ticker symbol "MRV." Since the Marvel Shares have been suspended from trading by the NYSE, the Marvel Shares have traded in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Electronic Bulletin Board with the ticker symbol "MRVGQ." On August 12, 1998, the last trading day before the printing of this Proxy Statement for which such prices were available, the high and low sales prices of the Marvel Shares were $0.16 and $0.20 respectively. On October 7, 1997, the last trading day before the Company's public announcement of its proposal for the combination of the Company and Marvel pursuant to the Master Agreement, the high and low sales prices of the Marvel Shares were $2 1/2 and $2 7/16, respectively. For a table describing the high and low sales prices for the Marvel Shares, as reported on the NYSE Composite Tape, for fiscal years 1995, 1996, 1997 and 1998, see "COMPARATIVE MARKET PRICES INFORMATION--Marvel." STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE MARVEL SHARES.

  Marvel has not declared a cash dividend on Marvel Shares subsequent to the initial public offering of Marvel, which was consummated on July 22, 1991.

                                 CAPITALIZATION

  The following table sets forth (i) the capitalization of the Company at March 31, 1998 and (ii) the pro forma capitalization of the Company at March 31, 1998 after giving effect to the issuance of 16.9 million shares of 8% Preferred Stock, 13.1 million shares of Common Stock and the Senior Notes. The information set forth below should be read in conjunction with the Financial Statements and Notes thereto.

                                                             MARCH 31, 1998
                                                          --------------------
                                                           ACTUAL  AS ADJUSTED
                                                          -------- -----------
                                                             (IN THOUSANDS)
Short-term debt.......................................... $ 18,000  $ 26,000(1)
                                                          --------  --------
Long-term debt
  Panini.................................................      --    173,600(2)
  Senior Notes...........................................      --    200,000
                                                          --------  --------
    Total long-term debt(3)..............................      --    373,600
                                                          --------  --------
Stockholders equity:(4)
  Preferred Stock, $.01 par value, 25,000,000 shares
   authorized; none issued...............................      --        --
  Preferred Stock, $.01 par value, 8% convertible,
   75,000,000 shares authorized, 16,900,000 issued and
   outstanding, as adjusted..............................      --    169,000(5)
  Class A Common Stock, $.01 par value, 120,000,000
   shares authorized, 27,746,127 issued and outstanding..      277       --
  Common Stock, $.01 par value, 250,000,000 shares
   authorized, 40,846,127 issued and 33,452,127
   outstanding, as adjusted..............................      --        335(6)
Additional paid-in capital...............................   70,578   215,035(7)
Retained Earnings........................................   38,202    38,202
                                                          --------  --------
    Total stockholder's equity...........................  109,057   422,572
                                                          --------  --------
    Total capitalization................................. $127,057  $822,172
                                                          ========  ========

--------
(1) Includes borrowings of $8.0 million for deferred financing fees with respect to the financing of the Plan.
(2) Includes long-term debt relating to the Panini subsidiary of Marvel partially guaranteed by the Company. See "THE MARVEL PROPOSALS--Guaranty of Panini Indebtedness." The Company intends to reduce this indebtedness by $13.0 million at consummation pursuant to the Panini Guaranty. As Adjusted amount does not reflect this reduction.
(3) Excludes $50 million three-year senior secured revolving credit facility (the "Working Capital Facility") to be provided by UBS AG, Stamford Branch ("UBS"), which will be drawn down only after the Consummation Date.
(4) Excludes the effect of the exercise of any Warrants.
(5) Includes 9.0 million shares of 8% Preferred Stock issued to the New Preferred Stock Investors and 7.9 million shares of 8% Preferred Stock issued to the Fixed Senior Secured Lenders. Each share of 8% Preferred Stock is convertible into 1.039 shares of Common Stock.
(6) Includes 13.1 million shares of Common Stock issued to the Fixed Senior Secured Lenders, at par value. Excludes 7.394 million shares of Common Stock held by Characters, which will become a wholly owned subsidiary of the Company.
(7) Includes $126.0 million in excess of par value received from the Fixed Senior Secured Lenders, computed at 13.1 million shares of Common Stock at an assumed value of $9.625 per share of Common Stock, an assumed value of $17 million for the Warrants and the $1.5 million Perlmutter Capital Contribution.

                       SELECTED HISTORICAL FINANCIAL DATA

SELECTED HISTORICAL FINANCIAL DATA FOR THE COMPANY

  The following table presents selected combined or consolidated financial data for the business of the Company and its Predecessor Company (see Notes (1) and (2) below) for the five year period ended December 31, 1997, which were derived from audited financial statements of the Company, and the three-month periods ended March 31, 1998, and March 31, 1997, which are derived from the unaudited financial statements of the Company.

  The Company has not paid dividends on its capital stock during any of the periods presented below.

                   TOY BIZ, INC. CONSOLIDATED FINANCIAL DATA

                                                                                 UNAUDITED
                                                                               THREE MONTHS
                         FOUR MONTHS EIGHT MONTHS                                  ENDED
                            ENDED       ENDED       YEAR ENDED DECEMBER 31,      MARCH 31,
                          APRIL 30,  DECEMBER 31, ---------------------------  -------------
                         1993(1)(2)    1993(1)     1994   1995   1996   1997    1997   1998
                         ----------- ------------ ------ ------ ------ ------  ------ ------
                                        (IN MILLIONS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS
 DATA:
Net sales...............    $10.2       $79.6     $156.5 $196.4 $221.6 $150.8  $ 34.4 $ 42.6
Operating income
 (loss).................     (1.6)        6.3       32.1   47.0   27.2  (49.3)    0.8    1.9
Net income (loss)(3)....     (1.1)        3.5       18.0   28.4   16.7  (29.5)    0.5    1.1
Basic and dilutive net
 income (loss) per
 common share(3)(4).....     0.04        0.13       0.67   1.05   0.61  (1.06)   0.02   0.04
BALANCE SHEET DATA:
Working capital.........                 24.8       39.8   85.2  102.2   74.0    96.3   72.4
Total assets............                 56.9      104.7  152.2  171.7  150.4   166.9  143.6
Borrowings under credit
 facility...............                  4.5       21.5    --     --    12.0     5.0   18.0
Due to stockholders and
 affiliated companies...                 15.7       16.8    --     --     --      --     --
Redeemable preferred
 stock..................                  --         --     3.0    1.7    --      1.7    --
Stockholder's equity....                 16.3       38.4  111.3  137.5  108.0   138.0  109.1

--------
(1) The four month period ended April 30, 1993 represents the combined results of the business of the Company, which was then wholly owned by Mr. Perlmutter, and Toy Biz International Ltd., a Hong Kong company indirectly controlled by the Predecessor Company. These operations are referred to as the Predecessor Company results. The eight month period ended December 31, 1993, the years ended December 31, 1994, 1995, 1996 and 1997, and the three months ended March 31, 1997 and 1998 represent the consolidated results of the Company. There was no change in the carrying value of the Company's assets or liabilities as a result of the April 30, 1993 transaction.
(2) The four month period ended April 30, 1993 includes the five months of results of Toy Biz International Ltd. as a result of changing Toy Biz International Ltd.'s fiscal year end from November 30 to December 31. The sales and operating loss of Toy Biz International Ltd. for the month of December 1992 were not significant.
(3) For the taxable period from January 1, 1993 until April 30, 1993, the Predecessor Company was subject to taxation under Subchapter S of the Internal Revenue Code of 1986, as amended. As a result, the Predecessor Company was not subject to Federal and certain state income taxes as its sole stockholder included the results of its operations in his personal income for these tax purposes. Provision for income taxes for the four-month period reflects income tax benefit (at an assumed effective combined tax rate of 40%) on a pro forma basis as if the Predecessor Company had not been a Subchapter S corporation.
(4) Assumes 27,000 common and common equivalent shares outstanding for periods prior to 1995.

CAPSULE FINANCIAL INFORMATION

  The following capsule financial information is derived from the Company's June 30, 1998 earnings press release dated August 5, 1998:

                                                THREE MONTHS     SIX MONTHS
                                               ENDED JUNE 30,  ENDED JUNE 30,
                                               --------------  --------------
                                                1998   1997     1998   1997
                                               --------------  --------------
                                                 (IN MILLIONS, EXCEPT PER
                                                        SHARE DATA)
STATEMENT OF OPERATIONS
Net Sales..................................... $ 48.7 $  34.5  $ 91.3 $  68.9
Operating income (loss).......................    3.6    (8.7)    5.5    (7.9)
Net income (loss).............................    2.1    (5.3)    3.2    (4.8)
Basic and dilutive net income (loss) per
 common share................................. $ 0.08 $ (0.19) $ 0.11 $ (0.17)

SELECTED HISTORICAL FINANCIAL DATA FOR MARVEL

  The following Selected Historical Financial Data for Marvel has been obtained from public documents filed with the Commission. The following Selected Historical Financial Data has been derived from the Audited Consolidated Financial Statements of Marvel for each of the years in the five year period ended December 31, 1997 and the unaudited financial statements of Marvel for the three-month periods ended March 31, 1998 and March 31, 1997 derived from the unaudited financial statements of Marvel. On December 27, 1996, the Marvel Debtors filed for protection under the United States Bankruptcy Code (the "Bankruptcy Code"). The Selected Historical Financial Data does not give any recognition to the ultimate impact of the resolution of the bankruptcy on the carrying value of the assets and liabilities of Marvel.

  The Selected Historical Financial Data for each of the periods presented are not comparable due to several factors, including (i) the effects of the acquisition of Panini on September 1, 1994, (ii) Marvel's consolidation of its financial statements with those of the Company from March 2, 1995 (the date of the Company's initial public offering) through June 30, 1997 (the results of operations of the Company after June 30, 1997 are not included in Marvel's Statement of Operations), (iii) the effects of the acquisition of SkyBox International, Inc. ("SkyBox") on April 27, 1995, (iv) the Marvel Debtors' commencement of bankruptcy proceedings on December 27, 1996, and (v) Marvel's ability to operate as a going concern.

                        MARVEL ENTERTAINMENT GROUP, INC.

                          CONSOLIDATED FINANCIAL DATA

                                                                         UNAUDITED THREE
                                                                          MONTHS ENDED
                                  YEAR ENDED DECEMBER 31,                   MARCH 31,
                          ---------------------------------------------  ----------------
                           1993  1994(D)  1995(B)      1996(A)  1997(G)   1997     1998
                          ------ -------  --------     -------  -------  -------  -------
                                   (IN MILLIONS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS
 DATA:
Net revenues............  $415.2 $514.8   $  828.9     $ 745.5  $ 471.7  $ 156.7  $  97.1
Cost of sales...........   214.2  273.4      533.3       536.4    366.5    104.5     72.7
Selling, general and
 administrative
 expenses...............    84.2  117.6      226.7       244.5    155.0     48.5     23.3
Restructuring charges...     --     --        25.0        15.8      --       --       --
Depreciation and
 amortization...........     2.2    4.0       21.2        31.8     17.8      4.8      2.1
Amortization and write-
 down of goodwill,
 intangibles and
 deferred charges.......    10.1   10.9       17.9       303.3    123.8      4.3      2.6
Interest expense, net...    14.6   17.1       43.2        58.9     46.3     15.6      6.9
Loss on sale of portion
 of confectionery
 business...............     --     --         --          --       4.7      --       3.4
Foreign exchange
 loss/(gain), net.......     --    (0.6)      (0.4)        1.1     (1.6)    (0.7)    (0.3)
Gain on sale of Toy Biz,
 Inc. common stock......     --     --        14.3        22.0      --       --       --
Equity in net (loss)
 income of
 unconsolidated
 subsidiaries and other,
 net....................     4.5   11.9        1.7        (1.2)    (5.0)    (0.1)     0.1
                          ------ ------   --------     -------  -------  -------  -------
 (Loss) income before
  reorganization items,
  provision for income
  taxes, minority
  interest and
  extraordinary item....    94.4  104.3      (22.0)     (425.5)  (245.8)   (20.2)   (13.5)
Reorganization items....     --     --         --          5.5     11.3      3.4      5.1
                          ------ ------   --------     -------  -------  -------  -------
 (Loss) income before
  provision for income
  taxes, minority
  interest and
  extraordinary item....    94.4  104.3      (22.0)     (431.0)  (257.1)   (23.6)   (18.6)
Provision for income
 taxes..................    38.4   42.5        5.7        21.7      0.6      3.8      0.5
                          ------ ------   --------     -------  -------  -------  -------
 (Loss) income before
  minority interest and
  extraordinary item....    56.0   61.8      (27.7)     (452.7)  (257.7)   (27.4)   (19.1)
Minority interest in
 (loss) earnings of the
 Company................     --     --        17.4        11.7     (3.4)     0.4      --
                          ------ ------   --------     -------  -------  -------  -------
 (Loss) income before
  extraordinary item....    56.0   61.8      (45.1)     (464.4)  (254.3)   (27.8)   (19.1)
Extraordinary item, net
 of taxes...............     --     --        (3.3)(c)     --       --       --       --
                          ------ ------   --------     -------  -------  -------  -------
 Net (loss) income......  $ 56.0 $ 61.8   $  (48.4)    $(464.4) $(254.3) $ (27.8) $ (19.1)
                          ====== ======   ========     =======  =======  =======  =======
(Loss) earnings per
 share:(e)
Basic:
 (Loss) income before
  extraordinary item....  $ 0.58 $ 0.63   $  (0.45)    $ (4.56) $ (2.50) $ (0.27) $ (0.19)
 Extraordinary item.....     --     --       (0.03)(c)     --       --       --       --
                          ------ ------   --------     -------  -------  -------  -------
 Net (loss) income .....  $ 0.58 $ 0.63   $  (0.48)    $ (4.56) $ (2.50) $ (0.27) $ (0.19)
Diluted:
 (Loss) income before
  extraordinary item....  $ 0.55 $ 0.60   $  (0.45)    $ (4.56) $ (2.50)
 Extraordinary item.....     --     --    $  (0.03)        --       --
                          ------ ------   --------     -------  -------
 Net (loss) income per
  share.................  $ 0.55 $ 0.60   $  (0.48)    $ (4.56) $ (2.50)
                                                                           UNAUDITED
                                       DECEMBER 31,                         MARCH 31,
                          ---------------------------------------------  ----------------
                           1993  1994(D)  1995(B)      1996(A)  1997(G)   1997     1998
                          ------ -------  --------     -------  -------  -------  -------
                                               (IN MILLIONS)
BALANCE SHEET DATA:
Goodwill and other
 intangibles, net.......  $299.0 $433.6   $  604.0     $ 317.6  $ 174.7    309.3    169.6
Total assets............  $472.0 $828.7   $1,226.3     $ 844.0    476.5    818.9    467.2
Long-term debt
 (including current
 portion)...............  $250.2 $384.3   $  586.5     $ 155.6    130.4    137.2    127.5
Liabilities subject to
 settlement under
 reorganization(f)......  $  --  $  --    $    --      $ 503.2    502.2    502.2    502.2
Total stockholders'
 (deficit) equity.......  $147.3 $243.0   $  207.8     $(256.3) $(512.0) $(285.0) $(532.4)

                                               (Footnotes on the following page)

--------
(a) Includes fourth quarter charges comprised of: a write-down of goodwill and other intangibles of approximately $278.5 million and a valuation allowance of approximately $32.2 million provided to offset deferred tax assets of certain subsidiaries that were previously recorded. These charges were reflected in "Amortization of goodwill, intangibles and deferred charges," and "Provision for income taxes," respectively. These charges were of a noncash nature.
(b) Marvel's statements of operations and financial position include the operations and financial position of the Company from the initial public offering of the Company's Class A Common Stock on March 2, 1995 to June 30, 1997 and the operations and financial position of SkyBox since its acquisition on April 27, 1995.
(c) During 1995, Marvel recorded a $3.3 million extraordinary loss, net of taxes of $2.1 million, which represents a write-off of the related deferred financing costs associated with the termination of the term loan portion of its Amended and Restated Credit Agreement.
(d) Marvel's consolidated statements of operations and financial position include the operations of Panini since its acquisition on September 1, 1994.
(e) The (loss) earnings per share amounts prior to 1997 have been restated as required to comply with Statement of Financial Accounting Standards No. 128.
(f) Certain liabilities have been classified to "Liabilities subject to settlement under reorganization" in accordance with bankruptcy reporting as prescribed in Statement of Position 90-7.
(g) Includes fourth quarter write-down of trading card and children's activity sticker goodwill of approximately $106.7 million.

               SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

  The following is the Selected Unaudited Pro Forma Financial Information which gives effect to the Plan, the consummation of the Marvel Proposals and the other transactions contemplated by the Plan, in each case, as if (1) the Merger will be accounted for using the purchase method of accounting and (2) such transactions had been consummated on March 31, 1998 in the case of the Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet at March 31, 1998 and January 1, 1997 and January 1, 1998 in the case of the Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 1997 and for the three months ended March 31, 1998, respectively. See "THE MARVEL PROPOSALS--The Plan."

  The Selected Unaudited Pro Forma Financial Information is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company following the Effective Time would have been had the foregoing transactions been consummated on such dates nor does it give effect to (1) any transactions other than the foregoing transactions and those discussed in the accompanying Notes to the Selected Unaudited Pro Forma Financial Information; (2) the Company's and Marvel's results of operations since March 31, 1998; or (3) costs of implementing the consolidation of certain operations of the Company with those of Marvel (the potential amounts of which are unknown as specific plans for implementing such consolidation have not been developed nor have the amounts of savings that could result from such consolidation been determined as of the date hereof). In addition, the following Selected Unaudited Pro Forma Information is based upon various estimates relating to the Plan, including the amount of cash payments to be made on account of certain claims (as defined in Section 101(5) of the Bankruptcy Code) against the Marvel Debtors, and will not be updated to reflect events occurring after the date of this Proxy Statement. The Selected Unaudited Pro Forma Financial Information does not purport to be indicative of the Company's financial position or results of operations as of the date hereof or for any period ended on the date hereof, as of the Effective Time or for any period ending on the Effective Time, or as of or for any other future date or period.

  The following Selected Unaudited Pro Forma Financial Information should be read in conjunction with the selected historical financial data of the Company and Marvel, the related notes thereto and the other information contained elsewhere in this Proxy Statement. See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS"; "PRO FORMA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS." In the preparation of the following Selected Unaudited Pro Forma Financial Information it has been assumed that the historical book value of Marvel's current assets generally approximates the fair value thereof, and the specific adjustments discussed in the Notes to the Selected Unaudited Pro Forma Financial Information reflect adjustment to the non current assets and liabilities based on estimates of their fair value and the Plan. The Company will be required to determine the fair value of the assets of Marvel as of the Effective Time. Although such valuation is not presently expected to result in values that are materially greater or less than the values assumed in the preparation of the following Selected Unaudited Pro Forma Financial Information, there can be no assurance with respect thereto.

  THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA UTILIZES CERTAIN ASSUMPTIONS DEEMED TO BE REASONABLE BY THE COMPANY'S MANAGEMENT AND OUTLINED IN THE ACCOMPANYING FOOTNOTES, WHICH ARE AN INTEGRAL COMPONENT OF THE PRO FORMA FINANCIAL STATEMENTS AND SHOULD BE READ IN CONJUNCTION THEREWITH.

  The following selected unaudited financial information is derived from the Company Pro Forma Financial Information included elsewhere in this Proxy Statement. See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS."

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

                                         YEAR ENDED         THREE MONTHS ENDED
                                     DECEMBER 31, 1997        MARCH 31, 1998
                                   ---------------------- ----------------------
                                       (IN MILLIONS,          (IN MILLIONS,
                                   EXCEPT PER SHARE DATA) EXCEPT PER SHARE DATA)
OPERATIONS SUMMARY:
Net revenue.......................        $ 553.6                 $139.7
Net loss..........................         (176.0)                 (24.2)
Net loss per share(1).............          (5.66)                 (0.83)

                                                              MARCH 31, 1998
                                                          ----------------------
                                                              (IN MILLIONS,
                                                          EXCEPT PER SHARE DATA)
FINANCIAL POSITION SUMMARY:
Total assets.............................................        $1,028.4
Long-term debt...........................................           373.6
Stockholders' equity.....................................           422.7
Pro forma net stockholders' equity per share(2)..........           12.64

--------
(1) The Company's pro forma per share data is based on 33.5 million shares of Common Stock assumed to be outstanding for the year ended December 31, 1997 and the three months ended March 31, 1998 and after assumed dividends of $13.5 million and 3.4 million, respectively, on the 8% Preferred Stock. Fully dilutive per share data is not presented, as it is anti-dilutive.
(2)  Assumes no conversion of the 8% Preferred Stock.

                           COMPARATIVE PER SHARE DATA

  The following table presents historical per share data for the Company and pro forma per share data for the Company, after giving effect to the Plan and the consummation of the Marvel Proposals and the transactions contemplated thereby, using the purchase method of accounting and assuming the Marvel Proposals and the transactions contemplated thereby had been effective during all periods presented. The pro forma data does not purport to be indicative of future operations or the results that would have occurred had the Merger, the Securities Issuances and the transactions contemplated thereby been consummated at the beginning of the periods presented. The information set forth below should be read in conjunction with the financial statements and notes thereto of the Company and the Unaudited Pro Forma Condensed Financial Information included elsewhere in this Proxy Statement. Historical per share data for Marvel would not be meaningful and is therefore not presented because all Marvel Shares will be canceled pursuant to the Merger and the Plan, with only the Stockholder Warrants and an interest in the MAFCO Litigation Trust (as defined herein) provided as consideration to the holders of Marvel Shares.

                                                               UNAUDITED THREE
                                                   YEAR ENDED      MONTHS
                                                  DECEMBER 31,      ENDED
                                                      1997     MARCH 31, 1998
                                                  ------------ ---------------
THE COMPANY:
Historical (loss) earnings per share (basic and
 dilutive).......................................    $(1.06)       $ 0.04
Historical stockholders' equity per share........      3.89          3.93
Historical tangible stockholders' equity per
 share...........................................      3.56          3.57
THE COMPANY (POST-MERGER):
Pro forma net loss per share.....................    $(5.66)        (0.83)
Pro forma stockholders' equity per share.........       --          12.64
Pro forma tangible stockholders' deficit per
 share...........................................       --          (5.97)

Note: No dividends were declared by the Company or Marvel on its common stock in the year ended December 31, 1997 or the three months ended March 31, 1998.

                CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION

  Certain unaudited projected condensed consolidated financial statements of the Company were prepared by the Company. See "CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION."

                                 RISK FACTORS

  Set forth below is a discussion of certain material risks relating to ownership of the shares of Common Stock as a result of and following consummation of the transactions contemplated by the Marvel Proposals. Prior to voting on the Marvel Proposals, stockholders should carefully consider the risk factors discussed below as well as all of the information contained elsewhere in this Proxy Statement, including the Annexes hereto.

LEVERAGE; RESTRICTIVE COVENANTS

  The debt instruments which the Company anticipates it will enter into pursuant to the Marvel Proposals and thereafter will contain restrictive covenants and events of default, including covenants limiting capital expenditures, incurrence of debt, and sales of assets. In addition, the Company may be required to achieve certain financial ratios under any future debt instruments, some of which may become more restrictive over time. Among other consequences, the leverage of and such restrictive covenants and other terms of the Company's debt instruments could impair the ability to obtain additional financing in the future, to make acquisitions, and to take advantage of new business opportunities that may arise. In addition, the Company's leverage may increase the vulnerability of the Company to adverse general economic and industry conditions and to increased competitive pressures. The Company's business is expected to require large amounts of working capital. The ability of the Company to generate or gain access to such working capital, if needed, cannot be assured, particularly in view of competitive factors and industry conditions.

VARIANCES FROM PROJECTIONS

  The management of the Company has prepared the Certain Company Projected Financial Information (the "Company Projections") included elsewhere in this Proxy Statement to present the projected effects of the Plan and the transactions contemplated thereby if the Marvel Proposals and other transactions contemplated by the Plan are consummated. The Company Projections are inherently uncertain and are dependent upon, among other factors, the accuracy of the assumptions upon which they are based. See "CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION." The Company Projections are based upon numerous assumptions, including the effectiveness of the Plan in accordance with its terms. In addition, unanticipated events and circumstances occurring subsequent to the preparation of the Company Projections including unanticipated changes in future performance of the Company, industry performance, general business and economic conditions, difficulties in effectively exploiting Marvel's intellectual property in television and motion-picture media, increasingly intense competition in the toy, comic book and trading card industries, and other matters, will affect the actual financial results of the Company. Accordingly, the Company Projections are not necessarily indicative of future financial condition or results of operations of the Company, which will vary, and may vary significantly, from those set forth in the Company Projections. Consequently, the Company Projections contained herein should not be regarded as a representation by the Company, the Company's advisors or any other person that the Company Projections can or will be achieved. See "CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION."

ASSUMPTION REGARDING VALUE OF MARVEL'S ASSETS

  It has been generally assumed in the preparation of the Company Pro Forma Financial Information and the Certain Company Projected Financial Information included elsewhere in this Proxy Statement that the historical book value of Marvel's assets approximates the fair value thereof, except for specific adjustments discussed in the Notes to Company Pro Forma Financial Information which reflect adjustments to the non-current assets and liabilities based upon estimates of the fair value of the terms of the Plan. Upon consummation of the Plan, the Company is required to determine the fair value of Marvel's assets (including tradenames and other intangible assets) as of the Consummation Date. The results of this valuation will affect the actual amount of goodwill recorded by the Company in the transaction and will therefore impact the amortization expenses incurred by the Company in subsequent periods. Although Management of the Company does not currently expect such valuation to result in values that are materially greater or less than the values assumed in the preparation of the Company Pro Forma

Financial Information and the Certain Company Projected Financial Information, there can be no assurance with respect thereto.

NONCOMPARABILITY OF HISTORICAL FINANCIAL INFORMATION

  As a result of the consummation of the Plan and the transactions contemplated thereby, the Company will operate the existing businesses of the Company and Marvel on a combined basis under a new corporate structure and a new capital structure. Accordingly, the financial condition and results of operations of the Company from and after the Consummation Date of the Plan will not be comparable to the financial condition or results of operations reflected in the historical financial statements of the Company and Marvel contained elsewhere in this Proxy Statement.

DIVIDEND POLICIES; RESTRICTIONS ON PAYMENT OF DIVIDENDS

  The Company does not anticipate that it will pay any dividends on the shares of Common Stock in the foreseeable future. In addition, the covenants in debt instruments which the Company anticipates it will enter into, will restrict the ability of the Company to pay dividends, and may prohibit the payment of dividends and certain other payments. In particular, the Senior Notes and the Working Capital Facility will, and any other new credit facilities made available to the Company or debt securities of the Company are likely to, include customary covenants prohibiting, with certain exceptions, the Company from paying any dividends or making any other distributions to stockholders.

POSSIBLE VOLATILITY OF COMMON STOCK

  The shares of Common Stock to be issued pursuant to the Plan, or issuable upon conversion of 8% Preferred Stock or Warrants, will represent a majority of the shares of Common Stock to be outstanding after the Effective Time. Recipients and purchasers of those shares may prefer to liquidate their investment rather than to hold it on a long-term basis. Accordingly, the market for shares of Common Stock may be volatile, at least for an initial period after the Effective Time of the Merger. See "THE MARVEL PROPOSALS-- Securities to be Issued and Transferred under the Plan--Securities Laws Exemptions and Securities Registrations."

CERTAIN TAX MATTERS

  See "THE MARVEL PROPOSALS--Certain Federal Income Tax Considerations."

COMPETITION

  In addition to the business in which the Company currently competes, the Company will, following the Merger, compete in the comic book publishing, trading card, sticker, licensing and media businesses with many larger integrated entertainment companies that have greater resources and more established distribution organizations.

DECLINE IN BUSINESS OF MARVEL

  In 1995 and 1996 there was an overall decline in Marvel's core publishing and trading card businesses which had a material adverse effect on Marvel. This decline, when taken in connection with indebtedness incurred by Marvel in connection with its acquisition program, ultimately caused the Marvel Debtors' filing for reorganization under chapter 11 of the Bankruptcy Code in 1996. Marvel's publishing revenues, along with those of the overall comic book industry, declined primarily as a result of reduced readership, lower speculative purchases and lower selling prices, which in turn caused a contraction in the number of comic book speciality stores. These store closings have further negatively impacted Marvel's net publishing revenues. In addition, Marvel's trading card operations have been negatively affected by the general contraction in the sports and entertainment trading card markets. The Company believes that the rate of contraction in the comic book and trading card markets appears to be slowing. There can be no assurance, however, that the reduction in the rate of contraction will continue or that the decline in the comic book and trading card business will be reversed. Moreover, a labor dispute in any of the professional team sports could have a material adverse effect on the trading card industry. As of the date of this Proxy Statement, there is such a dispute in the National Basketball Association with which Marvel has licensing arrangements.

CERTAIN RISKS ASSOCIATED WITH THE BANKRUPTCY CASE

  Marvel is party to certain contractual arrangements that are to be rejected pursuant to the Plan, the loss of which, if not renegotiated, could have a material adverse effect on the Company. Although there can be no assurances, the Company believes that these contractual arrangements can be renegotiated on terms acceptable to the Company.

GUARANTY OF MARVEL'S FOREIGN INDEBTEDNESS

  Immediately following the Consummation Date, Panini will have outstanding borrowings of Italian Lire 20.8 billion (approximately $11.8 million based on exchange rates in effect on August 3, 1998) under renegotiated credit facilities to be entered into pursuant to the Plan. Under the Plan, the Company will guaranty $27 million in respect of that indebtedness, after giving effect to the payment of $13 million of that indebtedness to be made by the Company on the Consummation Date. See "THE MARVEL PROPOSALS--Guaranty of Panini Indebtedness."

CONTROL BY CERTAIN STOCKHOLDERS

  In accordance with the Plan, Messrs. Arad and Perlmutter will enter into a stockholders' agreement with the Company and the Participating Marvel Lenders, which will provide, among other things, that its parties take such action as may reasonably be in their power to cause the Company's eleven-member Board to include (i) six directors designated by Mr. Arad, Mr. Perlmutter and certain of Mr. Perlmutter's affiliates and Dickstein, five of whom will be designated by Mr. Arad and Mr. Perlmutter and his affiliates and one of whom will be designated by Dickstein, and (ii) five directors designated by the Participating Marvel Lenders. See "MARVEL PROPOSALS--New Stockholders' Agreement." Following consummation of the Securities Issuances, and assuming conversion of the 8% Preferred Stock, but not the exercise of the Warrants, Messrs. Arad and Perlmutter, together with the Fixed Senior Secured Lenders and Dickstein, will beneficially own approximately 89% of the issued and outstanding Common Stock and will have the ability to elect all of the members of the Board without the vote of any other stockholder of the Company.

POTENTIAL INABILITY TO INTEGRATE MARVEL

  The success of the Merger will depend in part on the ability of the Company to effectively integrate the businesses of the Company and Marvel. The process of integrating the businesses of the Company and Marvel may involve unforeseen difficulties and may require a disproportionate amount of time and attention of the Company's management and financial and other resources of the Company. Although it is anticipated that the Merger will provide the opportunity for synergies and cost savings, there can be no assurance as to the timing or amount of synergies or cost savings that may ultimately be attained. Certain of the anticipated benefits of the Merger may not be achieved if the Company's operations are not successfully integrated in a timely manner. The difficulties of such integration may initially be increased by the necessity of coordinating and integrating personnel with disparate business backgrounds and corporate cultures. There can be no assurance that the Company will be able to integrate effectively the Company's operations or, even if integrated, that the Company's operating performance will be successful. If the Company and Marvel are not successful in integrating their corporate strategies and operations, if such combination takes longer than anticipated, or if their integrated operations fail to achieve market acceptance, the business of the Company could be adversely affected. In addition, following the Merger, implementation of the Company's business strategy will be subject to numerous other contingencies beyond the control of the Company, including general and regional economic conditions, interest rates, competition, and the ability to attract and maintain skilled employees. As a result, no assurance can be given that the Merger will be successful or that the Company's business strategies will prove effective or that the Company will achieve its goals.

DILUTION

  Upon consummation of the Merger and the Securities Issuances, the existing stockholders of the Company will experience significant dilution in their percentage of ownership of the Company. At March 31, 1998, the historical net tangible book value of the Class A Common Stock was $99.0 million, or approximately $3.57 per share outstanding. "Net tangible book value" per share represents the total amount of tangible assets of the Company, less the total amount of liabilities of the Company, divided by the number of shares of Class A Common Stock outstanding. Without taking into account any changes in net tangible book value after March 31, 1998, other than to give effect to the Merger (including anticipated related borrowings), the pro forma net tangible book value of the Class A Common Stock at March 31, 1998 would have been a deficit of $199.7 million, or approximately a deficit of $5.97 per share outstanding. This represents an immediate decrease in net tangible book value of $9.54 per share of the Class A Common Stock to the existing stockholders of the Company. Immediately following consummation of the Merger and the Securities Issuances, existing stockholders (other than Characters), who now own an aggregate of approximately 73% of the outstanding shares of Class A Common Stock, will own an aggregate of approximately 40% of the outstanding shares of Common Stock not owned by Characters (including shares of Common Stock issuable upon exercise of the 8% Preferred Stock, which is convertible at any time into shares of Common Stock, and excluding shares of Common Stock issuable upon exercise and conversion of the Plan Warrants and Stockholder Warrants), not including among the holdings of existing stockholders the shares of Common Stock issuable upon conversion of the 8% Preferred Stock to be purchased by the New Preferred Stock Investors or any Common Stock to be issued to the Fixed Senior Secured Lenders. Characters will be a wholly owned subsidiary of the Company and shares of Common Stock owned by Characters will, therefore, have no voting rights. Assuming the issuance of shares of Common Stock upon exercise and conversion of all Warrants and shares of 8% Preferred Stock, existing stockholders (other than Characters) will, after the Merger and the Securities Issuances, own an aggregate of approximately 30% of the outstanding shares of Common Stock not owned by Characters.

                         INFORMATION CONCERNING MARVEL

  The following is a brief description of the significant businesses operated by Marvel. The information provided herein has been derived primarily from (i) Marvel's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as filed on April 15, 1998, (ii) the amendment thereto filed on April 30, 1998, and (iii) Marvel's Quarterly Report on Form 10-Q for the period ended March 31, 1998 as filed on May 15, 1998.

GENERAL

  Marvel is a leading creator, publisher and distributor of youth entertainment products for domestic and international markets which are based on fictional action adventure characters owned by Marvel (the "Marvel Characters"), licenses from professional athletes, sports teams and leagues and popular entertainment characters and other properties owned by third parties. Marvel also licenses the Marvel Characters and properties for consumer products, television and film projects, on-line and interactive software, and advertising promotions.

  Marvel's operations consist of (i) the publication and sale of comic books and children's magazines, (ii) the manufacture and distribution of sports and entertainment trading cards and children's activity sticker collections, (iii) licensing of the Marvel Characters for consumer products, media and advertising-promotion and (iv) the manufacture and distribution of adhesive paper.

  Marvel was incorporated on December 2, 1986, in the State of Delaware. Marvel's principal executive offices are located at 387 Park Avenue South, New York, New York 10016, and its telephone number is (212) 696-0808.

PUBLISHING

  Marvel is a leading creator and publisher of comic books in North America and, through Marvel's wholly owned subsidiary Panini, Marvel publishes comic books in Italy, the United Kingdom, France and Germany. Marvel, through its licensing agents, including Panini, also licenses the rights to publish its comic books throughout the world.

  Marvel has been publishing comic books since 1939 and has developed a roster of more than 3,500 Marvel Characters, including the following: SPIDER-MAN; X-MEN (including WOLVERINE, NIGHTCRAWLER, COLOSSUS, STORM, CYCLOPS, ROGUE, BISHOP and GAMBIT); CAPTAIN AMERICA; FANTASTIC FOUR (including MR. FANTASTIC, HUMAN TORCH, INVISIBLE WOMAN and THING); THE INCREDIBLE HULK; THOR; SILVER SURFER; DAREDEVIL; IRON MAN; DR. STRANGE; and GHOST RIDER. Marvel's MARVEL SUPER HEROES exist in the "MARVEL UNIVERSE," a fictitious universe which provides a unifying historical and contextual background for the storylines. Marvel's titles feature classic MARVEL SUPER HEROES and X-MEN, newly developed Marvel Characters, and characters created by other entities and licensed to Marvel.

  Marvel's approach to super heroes is to present a contemporary drama suggestive of real people with real problems. This enables the characters to evolve, remain fresh, and, therefore, attract and retain new readers in each succeeding generation. The "Marvel Universe" concept permits Marvel to use the popularity of its existing characters to introduce new characters, or to develop more fully an existing but lesser known character. In this manner, formerly lesser known Marvel Characters such as THUNDERBOLTS and WOLVERINE have been developed and are now characters popular in their own right and are featured in their own monthly comic books. The "Marvel Universe" concept also allows Marvel to use its more popular characters to make "guest appearances" in the comic books of lesser-known or newer characters to attempt to increase the circulation of a particular issue or issues.

  Market

  Marvel's primary target market for its comic books has been teenagers and young adults in the 13 to 23 year old age group. Established readership of Marvel's comic books also extends to the 18 to 35 year-old age group. Marvel is considering a plan to introduce a new line of comic books that will be targeted to the 9 to 13 year-old group. There are two primary types of purchasers of Marvel's comic books. One is the traditional purchaser who buys comic books like any other magazine. The other is the reader/saver who purchases comic books, typically from a comic book specialty store, and maintains them as part of a collection.

 Creative and Production Process

  Marvel's full-time editorial staff consists of an editor-in-chief, creative director, art director and approximately 21 editors, associate editors and assistant editors who oversee the quality and consistency of the artwork and editorial copy and manage the production schedule of each issue. The production of each issue requires the editors to coordinate, over a six- to nine-month period, the activities of a writer, a pencil artist, an inker, a colorist and a printer. The majority of this work is performed by third parties outside of Marvel's premises.

  The artists and writers include freelancers who generally are paid on a per-page basis. They are eligible to receive incentives or royalties based on the number of copies sold (net of returns) of the comics books in which their work appears. Marvel has entered into agreements with certain artists and writers under which such persons have agreed to provide their services to Marvel on an exclusive basis, generally for a period of one to three years. The financial terms of these arrangements are competitive within the industry and are consistent with current and expected levels of comic book sales.

  The creative process begins with the development of a story line. From the established story line, the writer develops a character's actions and motivations into a plot. After a writer has developed the plot, the pencil artist translates it into an action-filled pictorial sequence of events. The penciled story is returned to the writer who adds dialogue, indicating where the balloons and captions should be placed. The completed dialogue and artwork are forwarded to a letterer who letters the dialogue and captions in the balloons. Next, an inker enhances the pencil artist's work in order to make the drawing appear three-dimensional.

  The artwork is then sent to a coloring artist. Typically using only four colors in varying shades, the coloring artist uses overlays to create over 100 different tones. This artwork is subcontracted to a color separator who produces separations and sends the finished material to the printer. Unaffiliated entities produce color separations and print all of Marvel's comic books. Marvel uses several color separators and two printers to produce its comic books.

 Distribution

  Marvel's publications are distributed through three channels: (i) to comic book specialty stores on a nonreturnable basis (the "direct market"), (ii) to traditional retail outlets on a returnable basis (the "retail returnable market") and (iii) on a subscription sales basis.

  Marvel's net publishing revenues were $88.1 million, $103.1 million and $147.7 million for the years ended December 31, 1997, 1996 and 1995, respectively, and $19.1 million and $23.7 million for the three months ended March 31, 1998 and 1997, respectively.

  Overall industry comic book sales declined in the past several years primarily as a result of reduced readership, lower speculative purchases and lower selling prices, which in turn caused a contraction in the number of comic book specialty stores. The decrease in the overall comic book business has resulted in a decrease in the number of, and has negatively affected the financial condition of, the comic book specialty stores, which has further negatively impacted Marvel's net publishing revenues. Marvel believes that the contraction in the comic book industry has begun to show some signs of stabilization. However, there can be no assurance that the contraction will continue to stabilize.

  For the year ended December 31, 1997, approximately 58%, and for the three months ended March 31, 1998, approximately 62%, of Marvel's net publishing revenues were derived from sales to the direct market. In 1995 and 1996, Marvel exclusively distributed its publications through Heroes World, its wholly-owned subsidiary. In this time period, however, the comic book direct market and Marvel's sales in such market continued to decline. In light of such declines and related inefficiencies at Heroes World, in late 1996 Marvel decided to close Heroes World and in April 1997, Marvel commenced distribution of its publications through an unaffiliated entity to service specialty market retailers and direct market comic book shops. The distribution agreement is for a term of 3 1/2 years and automatically renews for succeeding one-year periods unless terminated by either party. Either party has the right to terminate upon the happening of certain events.

  Marvel considers its relationship with its direct market distributor to be good. However, this distributor is the sole-source provider for the direct comic book market, and as a result, a termination of this agreement would significantly disrupt Marvel's publishing operations in the short-term. In the event of a termination of this distribution agreement, Marvel would seek other means of distribution, including, but not limited to, direct sales to dealers. Marvel believes that the termination of the current distribution agreement would not have a long-term material adverse effect on Marvel. However, there can be no assurance that such termination would not materially adversely affect Marvel or its consolidated financial condition or results of operations. Marvel has received a Civil Investigative Demand from the Antitrust Division of the U.S. Department of Justice regarding an investigation into unreasonable trade restraints and monopolization in comic book distribution and sales.

  For the year ended December 31, 1997, approximately 34%, and for the three months ended March 31, 1998, approximately 32%, of Marvel's net publishing revenues were derived from sales to the retail returnable market; 24% and 23%, in those respective periods, of net publishing revenues were through three unaffiliated distributors to the retail returnable market. The retail returnable market consists of approximately 50,000 traditional periodical retailers such as newsstands, convenience stores, drug stores, supermarkets, mass merchandise and national bookstore chains. The distributors sell Marvel's publications to wholesalers, who in turn sell to the retail outlets. However, as a result of the continued consolidation and bankruptcies of the independent wholesalers, Marvel's management anticipates costs may rise and has taken certain actions to mitigate any negative effects of such increases on Marvel's publishing operations. Marvel issues credit to these distributors for unsold and returned copies. Distribution to national bookstore chains is accomplished through a separate distributor. Marvel believes that it can obtain comparable services from other distributors in the retail returnable market should such replacement become necessary or desirable.

  For the year ended December 31, 1997, and for the three months ended March 31, 1998, approximately 3%, of Marvel's net publishing revenues were derived from subscription sales. Subscription copies of Marvel's publications are mailed for Marvel by an unaffiliated subscription fulfillment service.

  For the year ended December 31, 1997, approximately 5%, and for the three months ended March 31, 1998, approximately 3%, of Marvel's net publishing revenues were derived from advertising sales. In most of Marvel's comic publications, ten pages (three glossy cover pages and seven inside pages) are allocated for advertising. The products advertised include sports and entertainment trading cards, video games, role playing games, movies, candy, cereals, toys, models and other consumer packaged goods. Marvel permits advertisers to advertise in a broad range of Marvel's comic publications which target specific groups of titles that have a younger or older readership.

CONSUMER PRODUCTS, MEDIA AND ADVERTISING-PROMOTION LICENSING

  Marvel's consumer products, media and advertising-promotion licensing operations relate to the licensing of or joint ventures involving the Marvel Characters for use with (i) merchandise, (ii) promotions, (iii) publishing,
(iv) television and film, (v) on-line and interactive software and (vi) restaurants, theme parks and site-based entertainment. Marvel's licensees sell Marvel's character-based products through their normal distribution channels and occasionally in specialty comic book stores. The Marvel Characters appear on hundreds of items, including shirts, shoes and a myriad of other types of apparel, gifts, toys and games, software, housewares and domestic items and consumer packaged goods. Marvel generally receives a percentage of wholesale sales as a royalty including a guarantee of minimum royalties, and an advance against royalties upon execution of a license agreement. In addition, Marvel licenses the Marvel Characters for the production of television programs and feature films and for use in theme parks.

  Marvel, through its foreign agents, including Panini, also enters into publishing license agreements with international publishers for the publication of comic and non-comic books employing Marvel's titles and the Marvel Characters and third-party titles and characters in approximately 50 countries and 19 languages. Marvel receives a percentage of the publishers' revenues as a royalty. Marvel also acts as an agent for third-party owners of characters seeking to obtain licensing opportunities for their characters outside of the United States.

  For the year ended December 31, 1997, the revenue from consumer products, media and advertising-promotions licensing comprised 2.2% of Marvel's consolidated net revenues. For the three months ended March 31, 1998, that figure was 3.2%. Marvel's licensing revenues have been adversely affected by the bankruptcy proceedings and the concern potential licensees have had as to the future ownership of Marvel and the ability of Marvel to support its programs.

MARVEL STUDIOS

  To enhance further the media exposure of the Marvel Characters, Marvel and the Company made plans to form Marvel Studios, although documentation relating to such formation was never finalized. Marvel proceeded to form Marvel Studios without the participation of the Company and has been operating Marvel Studios as a division of Marvel. The objective of Marvel Studios is to facilitate the release of live action and animated feature films, television programming, and other media based on the Marvel Characters, in order to create greater consumer interest in the Marvel Characters and related merchandise. Marvel believes that any film or television programming, theatrical productions or other media and any advertising and promotion associated with such media will create consumer interest in the Marvel Characters and revenue opportunities for Marvel's licensing businesses. Marvel Studios was planned in order to facilitate the release of feature films, television programming and other media by giving Marvel greater control over such projects. The Company intends to reevaluate the strategy for exploiting the Marvel Characters in connection with live action and animated feature films and television programming.

SPORTS AND ENTERTAINMENT TRADING CARDS; CHILDREN'S ACTIVITY STICKERS

  In April 1995, Marvel acquired SkyBox and merged its operations with the existing trading card operations of Fleer Corp. (collectively, "Fleer/SkyBox"). Fleer/SkyBox is a leading marketer of sports and entertainment trading cards. Fleer/SkyBox is best known for its sports trading cards depicting professional athletes and sports teams, including professional baseball, basketball and football players competing in Major League Baseball, the National Basketball Association and the National Football League. Sports trading cards feature pictures of professional athletes and generally include statistical and biographical information about the pictured athletes. Marvel's ability to produce, market, and sell its sports trading cards is dependent upon the continual renewal of license agreements at reasonable terms with the organizations representing the players and owners of the baseball, basketball and football teams and leagues. These licenses are non-exclusive and generally are granted for a two to four year period. In addition, Fleer/SkyBox manufactures and distributes entertainment trading cards as well as characters based on other licensed properties, such as Paramount's Star Trek properties. Marvel's trading card operations have been, and continue to be, negatively affected by the general contraction in the sports and entertainment trading card markets. The Company believes that recent trends in the sale of baseball trading cards presage a stabilization in the trading card market. No assurances, however, can be given that further declines in the trading card market will not be experienced. See "RISK FACTORS--Decline in Business of Marvel." Marvel is required to make minimum royalty payments under the license agreements related to sports and entertainment trading cards. The Company believes that the terms of certain of these licenses that have been renegotiated during the Bankruptcy Case and as part of consummating the Plan more closely relate the minimum royalty obligations with the expectations for the trading card market.

  Panini is the largest manufacturer and distributor of sports and entertainment sticker collections in the world, with a substantial portion of its business conducted in Western Europe. Panini produces and distributes stickers, which are pictures on self-adhesive paper designed primarily to be collected and placed in albums. Panini maintains a broad portfolio of licenses for characters or themes on which the stickers are based. Panini's prominent position in the sticker industry has enabled it to secure many desirable licenses, including exclusive and non-exclusive agreements with many sporting federations and with major entertainment licensors such as Disney, Time Warner and Mattel. Collections produced by Panini feature professional athletes and teams in sports such as soccer (primarily athletes and teams competing in the major European and Brazilian soccer leagues, including those competing in the World Cup and European Cup competitions); Disney characters such as 101 DALMATIANS; variety characters and themes, such as Mattel's BARBIE, D.C. Comics' BATMAN and Marvel's X-MEN; and other characters popular in local European markets. Panini's business is significantly dependent upon the continued commercial success of new entertainment properties as well as sports licenses. In 1996 and 1997, a number of Panini's licenses did not perform which contributed to Panini's operating losses. A significant portion of Panini's revenues are dependent upon the World Cup Soccer tournaments. In the event the World Cup Soccer tournament does not generate the public interest anticipated by the management of Panini, Panini's results of operations may be materially adversely affected. A World Cup Soccer tournament was held in 1998 and Panini achieved its expected levels of sales as a result of the tournament. Licenses generally are for a term of one to three years and provide for minimum guaranteed royalty payments to be made by Panini.

  Although there can be no assurance that, in the future, new licenses for Marvel's sports and entertainment trading card and sticker businesses will be granted to Marvel upon the expiration of the current licenses, Marvel anticipates that it will be able to obtain new licenses on acceptable terms. As indicated above, Marvel has been and is continuing to negotiate with certain of its licensors to lower royalty guarantees and advertising commitments relating to its existing trading card and sticker licenses. However, there can be no assurance that any such negotiations will be successful. Marvel believes that its working relationships with its key licensors are good.

 Market

  A significant portion of Fleer/SkyBox sales are made to a market consisting of serious collectors. Panini sells its sticker collections primarily to children between the ages of 4 and 14 in Western European markets. During the year ended December 31, 1997, sales in Italy, France, Germany, Spain and Brazil accounted for a substantial majority of Panini's children's activity sticker collection net revenues.

  Since 1994, Marvel believes that, based upon industry statistics, the overall trading card market has declined by more than 50%, which has resulted in a substantive decrease in Marvel's trading card revenues. The decrease in the overall trading card market has decreased the number of, or has negatively affected the financial condition of, the trading card specialty stores, thereby negatively impacting that portion of the Company's business. In addition, the mass market channel of distributing the Company's trading cards has also significantly contracted, thereby reducing trading card revenues. Marvel believes that the contraction in the trading card market has begun to show signs of stabilizing. However, there can be no assurance that such stabilization will continue.

  Marvel believes that since 1996 the overall sticker market has begun to decline primarily as a result of the varying fan interest in soccer throughout Europe and the rest of the world and, additionally, that the sticker market declined due to a lack of commercial success of entertainment properties. As a result, Marvel's children's activity sticker revenues have been materially adversely affected.

 Production Process

  Photographs used for Marvel's sports trading cards are usually taken by independent photographers under contract with Marvel or by the organizations representing the respective leagues and their member teams. Artwork used for Marvel's entertainment trading cards is developed from actual medium (i.e., movies and comic books) or created by in-house and freelance artists, some of whom create artwork for Marvel's comic books. Design and coordination of the artwork is handled by Marvel's staff of production/design personnel. Independent contractors print, cut, collate and wrap the trading cards. Quality enhancements include dual-sided gloss coating and color corrected photography. Additional enhancements of Fleer/SkyBox premium brand cards utilize high-gloss ultraviolet coatings and foil stamping and super premium brand cards utilize additional high-gloss clear plastic laminates and foil stampings, heavier card stock and improved colorization.

  Most of the manufacturing processes required in the production of Panini's sticker collections, including self-adhesive paper production, film layout, printing and packaging of the finished product, are conducted in Panini's own facilities, in Modena, Italy and Sao Paolo, Brazil. These manufacturing activities are supported by Marvel's editorial, art, studio and photo lithography staff. Panini has separate production facilities for stickers and self-adhesive paper in Modena, Italy and Sao Paolo, Brazil. In the event Panini no longer owns its own adhesive facility, the cost of obtaining such material will likely increase.

 Distribution

  Marvel's sports and entertainment trading cards are distributed through two channels: (i) to trading card specialty stores and (ii) through mass merchandisers (the "mass market"). As a result of market conditions, Marvel has revamped its trading card business such that distribution of its trading card products is concentrated in trading card specialty stores and selected mass market accounts. Marvel's sports and entertainment trading cards are distributed primarily in the United States and Canada. Marvel distributes its trading cards internationally primarily through third-party distributors.

  Panini sells sticker packs and collection albums through newsstands, confectioners and other retail locations. Panini sells primarily to national and local third-party distributors in other countries where it markets its products.

  For the year ended December 31, 1997 and for the three months ended March 31, 1998, approximately 60% of Marvel's net sports and entertainment trading card revenues were derived from sales through numerous unaffiliated distributors to trading card specialty stores. None of the unaffiliated distributors individually represented a significant percentage of Marvel's net sports and entertainment trading card revenues for 1997. Marvel estimates that there are approximately 2,500 to 3,000 trading card specialty stores which are primarily located in the United States and Canada. Marvel believes that one or more of its existing distributors or others could replace any of Marvel's other distributors on acceptable terms should such replacement become necessary or desirable.

  For the year ended December 31, 1997 and for the three months ended March 31, 1998, approximately 30% of Marvel's net sports and entertainment trading card revenues were derived from sales to mass market accounts. The remaining 10% of Marvel's net sports and entertainment trading card revenues were derived from international sales.

  For the year ended December 31, 1997, and for the three months ended March 31, 1998, substantially all of Marvel's children's activity sticker collection net revenues were derived from sales to the retail returnable market, of which approximately 41% were through three unaffiliated distributors.

  Total net sports and entertainment trading card and children's activity sticker revenues were $210.5 million, $301.1 million and $357.9 million in 1997, 1996 and 1995, respectively, and $53.0 million and $73.6 million in the three months ended March 31, 1998 and 1997, respectively.

THE MARVEL LICENSE

  In connection with the formation of the Company, Marvel granted the Company an exclusive, perpetual and paid-up license (the "Marvel License"), subject to certain limitations, to manufacture and distribute a broad range of toys and toy-related products based upon the Marvel Characters and properties in which Marvel owns copyrights, trademarks or trade names. The Marvel License covers all characters (including the associated copyrights and trademarks) owned by Marvel and disseminated under the Marvel Comics trademark. The Marvel License authorizes the Company to produce various specified categories of toys and toy-related products, including action figures and accessories, dolls, dress-up play items, play sets, costumes (other than Halloween costumes), pre-school products, board and other games, puzzles, model kits, outdoor toys and Hero Caps (a game similar to pogs). Among the products not included in the Marvel License are video games. Marvel is free under the license to pursue directly, or with others, business opportunities involving the commercial exploitation of the Marvel Characters in connection with the manufacture and distribution of other types of products. The Marvel License extends in perpetuity, subject to certain termination rights, and is fully paid.

OTHER PRODUCTS

  Other products consisted of confectionery products and self-adhesive paper until mid-1998, when Fleer's confectionery business was sold. Marvel's net revenues from other products were $94.1 million, $101.7 million and $90.0 million in 1997, 1996 and 1995, respectively.

  Fleer's confectionery operation was best known for its DUBBLE BUBBLE and RAZZLES gum products. During 1997, Marvel sold a portion of this business at a loss. During the first six months of 1998, Marvel sold the remaining portion of this business.

  Panini distributes self-adhesive paper throughout the world. Through its Adespan Paper Division, Panini manufactures sheet and reel self-adhesive paper which is sold to third parties primarily for production of stickers used in labeling and packaging.

RESTAURANTS

  Marvel, through Marvel Restaurant Venture Corp., a wholly-owned subsidiary of Marvel, formed a joint venture with Universal Studios and Planet Hollywood, Inc. for the operation of a Marvel theme restaurant based on the Marvel Characters ("Marvel Mania"). The restaurant opened in December 1997 and is located in Los Angeles, California. Marvel maintains a 30% interest in the operations of this restaurant. During 1997, Marvel wrote down the value of its Marvel Mania restaurant by $5.5 million. Planet Hollywood, Inc. left the joint venture in February 1998. Marvel or, after the Merger, the Company, may seek to license the concept of theme restaurants in the future.

LICENSES AND TRADEMARKS

  Marvel believes that its roster of Marvel Characters as well as its MARVEL trade name represent its most valuable assets and that such roster could not be easily replicated. In addition, Marvel considers its FLEER, FLEER ULTRA, FLAIR SHOWCASE, NBA HOOPS, E-X 2001 and SKYBOX trademarks to be of material importance to its sports trading card business and its PANINI trademark to be of material importance to its children's activity sticker business. Marvel conducts an active program of maintaining and protecting (i) its principal trademarks, including the MARVEL trade name, and (ii) its copyrights on the Marvel Characters and publications in the United States and in approximately 55 foreign countries where such protection is available. Marvel's principal trademarks have been registered in the United States, certain of the countries in Western Europe and South America, Japan, Israel and South Africa and, in the case of Panini, in Western Europe and Brazil.

  Marvel's ability to market its sports trading cards is based on rights under primarily non-exclusive license agreements with the baseball, basketball and football players' associations, and with the organizations which represent the respective leagues and their member teams. Generally, Marvel's sports trading card licenses provide for minimum guaranteed royalty and advertising payments. Marvel's agreements with the various players' associations enable Marvel to use a player's name, picture, facsimile signature and biographical description. Marvel's agreements with the organizations representing the various leagues and their member teams enable Marvel to use the logos and trademarks of the various sports, the leagues and logos, names and uniforms of the member teams. As a result of these licenses, Marvel is permitted to produce and sell sports trading cards and stickers in the United States and Canada, and most of the rest of the world. All of these licenses are primarily non-exclusive and, accordingly, the various players' associations, leagues and team representatives are free to grant similar licenses to other companies. See "--Competition."

  Marvel's sports trading card license agreements generally provide the licensor with the right to assure the quality of the manufactured products and the suitability of the manufacturers used by Marvel, allow the licensor to inspect the records relating to licensed products, and set forth labeling requirements for the licensed merchandise. Such license agreements generally require annual guaranteed minimum royalty payments and monthly or other periodic payments of royalty guarantees for royalties in excess of the guaranteed minimum amounts. Although Marvel has accrued certain royalty obligations, payments of such royalties have been withheld pending renegotiations or renewals of certain sports and entertainment trading card licenses. In the event Marvel cannot successfully negotiate such licenses, there may be a material adverse impact on the future operations of Marvel's trading card business. Previously, Marvel's sports trading card licenses provided for two to four year terms. Given the Marvel Debtors' bankruptcy proceedings, it has been difficult for Marvel to obtain long-term agreements. The sports and entertainment trading card license agreements of Fleer/SkyBox generally contain anti-assignment provisions which provide that a change of control of Fleer/SkyBox or of Marvel is an event of default or termination event under such license agreements. No parties to the license agreements have declared an event of default under such agreements relating to the appointment in June 1997 of a new board of directors of Marvel, the appointment of the Trustee in December 1997 or the approval of the Plan calling for consummation of the Merger.

  Panini's ability to market its sports sticker products is based on rights, some of which are exclusive, and some of which are non-exclusive, with the sports federations and, depending upon the country, the players. Panini's sticker licenses have various terms and require minimum guaranteed royalties. Panini's agreements with the various federations and, where applicable, the players, allow Panini to use the logos and trademarks of the various leagues, member teams and the player's name, picture, biographical and other information.

  Marvel also has various entertainment licenses related to the trading cards and sticker businesses that require minimum guaranteed royalties and are otherwise similar to Marvel's sports trading card licenses.

  Although Marvel considers its relationships with its trading card and sticker licensors to be generally satisfactory, there can be no assurance that such licensors will grant new licenses to Marvel upon expiration of the current licenses or that Marvel will be able to renegotiate the terms of certain license agreements. In the past, renewals of Marvel sports card licenses have required, among other things, increases in royalty rates and minimum guaranteed royalty amounts and advertising commitments.

COMPETITION

  The comic book and sports and entertainment trading card industries are highly competitive. Marvel competes with over one hundred publishers in the United States. There are four major companies and several smaller companies licensed to produce sports and entertainment trading cards, other than entertainment trading cards based on the Marvel Characters, some of which sell their products only in regional or niche markets. In addition, licenses may be granted to other companies to produce sports and entertainment trading cards in the future, thus generating greater competition.

  Panini, as a leader in the development of the sticker industry, generally enjoys a pre-eminent position in each of the countries in which it operates. The major competitors of Panini are generally regional companies. Marvel believes that Panini's competitive advantages are its reputation for quality stickers, its long standing relationship with licensors and its strong distribution capabilities.

  Some of Marvel's competitors, such as D.C. Comics, are part of integrated entertainment companies and may have greater resources than Marvel. Marvel also faces competition from other entertainment media, such as movies and video games, but believes that it benefits from the low price of comic books, sports and entertainment trading cards and children's activity sticker collections in relation to such other products. See "RISK FACTORS-- Competition."

SEASONALITY

  Marvel sells sports trading cards in baseball, basketball and football throughout the year. Sales of Marvel's sports trading cards peak at or near the beginning and mid-point of the sports season to which a specific product relates. Sales of entertainment-related products tend to be less seasonal, although sales of products related to a motion picture or animated series are generally planned to begin at the time of first release or subsequent video release in the case of a major motion picture.

  Licensing revenues of Marvel may vary from period to period depending on the volume and extent of licensing agreements entered into during any particular period of time, as well as the level and commercial success of the media exposure of the Marvel Characters.

  Sales of Marvel's sports and entertainment stickers in Europe are generally concentrated in the first and fourth quarters, coinciding with the related buying habits of children during the school year.

  The timing of events as discussed above as well as the continued introduction of new events and related products can and will cause fluctuations in quarterly revenues and earnings.

INFLATION

  In general, Marvel's business is affected by inflation and the effects of inflation may be experienced by Marvel in future periods. Such effect has not been significant to Marvel during the past three years.

EMPLOYEES

  As of March 15, 1998, Marvel employed approximately 1,100 persons and contracted for creative work on an as-needed basis with approximately 550 freelance writers and artists. Marvel has been in bankruptcy since December 27, 1996. There is general uncertainty amongst Marvel's employees regarding the outlook of Marvel. Marvel believes its relationship with its employees is satisfactory. It is not known, however, if a merger or sale of Marvel under a plan of reorganization would negatively affect employee retention.

PROPERTIES

  Marvel has the following principal properties:

           FACILITY                      LOCATION           SQUARE FEET OWNED/LEASED
           --------                      --------           ----------- ------------
Warehouse/Office                Gerona, Spain                  20,450       Owned
Warehouse/Office                SaintLaurent Du Var, France    35,327       Owned
Manufacturing/Warehouse/Office  Bomporto, Italy               217,345       Owned
Office                          Modena, Italy                 131,132       Owned
Office                          Modena, Italy                  11,388       Owned
Manufacturing                   Modena, Italy                  45,144       Owned
Warehouse                       Modena, Italy                  21,953       Owned
Manufacturing/Office            Modena, Italy                  48,086       Owned
Warehouse                       Modena, Italy                  14,817       Owned
Warehouse                       Modena, Italy                  23,605       Owned
Manufacturing/Warehouse/Office  Sao Paolo, Brazil              35,801      Leased
Office                          New York, NY                   69,000      Leased
Office                          New York, NY                   15,000      Leased
Office                          Mt. Laurel, NJ                 30,836      Leased
Warehouse/Office                Leeds, England                 13,390      Leased
Warehouse/Office                Wakefield, England             18,385      Leased

  In addition Marvel leases or subleases other office and warehouse space located in several locations in the United States and in Europe. Marvel's leases expire through 2005 and provide for aggregate monthly rentals of approximately $0.5 million, subject to escalation clauses.

             THE CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE OF
                    MARVEL ARE ATTACHED HERETO AS ANNEX F.

    MARVEL MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
       RESULTS OF OPERATIONS FOR THE YEARS ENDING DECEMBER 1996 AND 1997
                 AND FOR THE THREE MONTHS ENDED MARCH 31, 1998

BACKGROUND

  In recent years there has been an overall decline in the comic book market, and more specifically, reduced readership, and lower speculative purchases of comic books, which has materially adversely affected Marvel's publishing business. In response, Marvel has undertaken several strategic actions to mitigate the effect of such contraction. Marvel believes that the contraction in the comic book industry has begun to show some signs of stabilization. However, Marvel does believe the market continues to be soft. Marvel recently instituted marketing programs to bolster its position in the market place. There can be no assurance that these new marketing programs will strengthen Marvel's current position in the market or overcome a further significant contraction in the comic book industry.

  Similarly, over the past few years, there has been a significant contraction in the sports trading card market related in part to fewer speculative purchases. In addition, fan interest in overall sports declined during that time, which adversely affected sports trading card sales and increased returns for those periods. The level of fan interest although continuing to show some signs of improvement during 1997, did not return during that year to the levels experienced prior to the 1994-1995 labor disruptions in professional sports. Marvel believes that these factors negatively affected the sports trading card business, which caused Marvel to experience lower sales, higher returns and higher inventory obsolescence and exacerbated the impact of fixed royalty minimum guarantees. In 1997, Marvel discontinued certain unprofitable sports products and continues to focus on trading card specialty stores and select mass market accounts in an effort to reduce costs and minimize the risk of returns and inventory obsolescence.

  In 1994 and 1995, the sale of entertainment cards based on the Marvel Characters and third party licensed characters substantially offset the decline in sports trading cards. However, in 1996, Marvel's sale of entertainment trading cards was adversely affected by a lack of commercial success of properties licensed from third parties as well as the lower demand for trading cards based on comic book characters. In 1997, as a result of these weak properties in the entertainment trading card market, Marvel discontinued certain unprofitable entertainment products and focused primarily on sports trading card products.

  The combination of minimum royalty and advertising contractual commitments to licensors and declines in Marvel's trading card net revenues have continued to significantly and adversely affect the profit margins of the trading card business. Marvel anticipates a continued significant adverse effect on profit margins unless the current contractual commitments are successfully renegotiated. The Company believes that the terms of certain of these licenses that have been renegotiated during the Bankruptcy Case and as part of consummating the Plan more closely reflect the minimum royalty obligations with the expectations for the trading card market.

  Primarily in the second half of 1997, Marvel further reduced its operating costs through the realignment of management functions which resulted in the termination of a number of highly compensated employees, the restructuring and consolidation of administrative staff, editorial staff and the improvement of the distribution of Marvel's trading card products and other items to conserve cash within Marvel. In the fourth quarter of 1996 Marvel instituted a series of actions to reduce its operating costs. These actions include the termination of certain employees and the closure of certain facilities and given the underlying weaknesses in certain of Marvel's markets and the negative impact associated with the uncertainty surrounding the Bankruptcy Case, Marvel made additional provisions for returns and inventory obsolescence and provided additional reserves for other assets which it believed would not be realized. The aggregate amount of the foregoing charges was approximately $69.3 million, which includes restructuring charges of $15.8 million. These charges were reflected in various line items in Marvel's Consolidated Statements of Operations.

  Marvel believes that since, and in part as a result of, the commencement of the Bankruptcy Case, Marvel has continued to experience weakness in all of its businesses.

  There can be no assurance that upon consummation of the Plan there will be improvement in Marvel's financial conditions or results of operations. Marvel has incurred, and will continue to incur, professional fees and other cash demands typically incurred in bankruptcy.

THREE MONTHS ENDED MARCH 31, 1998 COMPARED WITH THE THREE MONTHS ENDED MARCH 31, 1997

 Basis For Marvel Management's Discussion And Analysis

  Since July 1, 1997, due to the dispute over Marvel's ability to control or influence the Company and because the Company ceased reporting its financial information to Marvel, Marvel deconsolidated the Company. The Condensed Consolidated Financial Statements do not include any adjustments to Marvel's investment in the Company since July 1, 1997. Accordingly, Marvel Management's Discussion and Analysis of Financial Condition and Results of Operations presented below compares only Marvel's publishing, licensing, trading card and sticker, confectionery and adhesive businesses. The results of operations for the Company included in Marvel's Condensed Consolidated Statements of Operations for the three months ended March 31, 1997 are listed below:

THE COMPANY:

                                                    QUARTER ENDED MARCH 31, 1997
                                                    ----------------------------
Revenue............................................            $34.4
Cost of sales......................................             19.9
Selling, general & administrative expenses.........             10.9
Depreciation and amortization......................              2.7
Amortization of goodwill and intangibles...........               .1
Provision for income taxes.........................               .3
                                                               -----
Income before minority interest....................               .5
Minority interest in earnings......................               .4
                                                               -----
Net income.........................................            $  .1
                                                               =====

  Marvel's net revenues were $97.1 million and $122.3 million in 1998 and 1997, respectively, a decrease of $25.2 million or 20.6%. This reflects a decrease of $20.6 million in net trading card and sticker revenues, a decrease of $4.0 million in net publishing revenues, and a decrease of $0.6 in other revenues.

  The decrease in trading card net revenues was primarily due to the continued contraction of the trading card market as well as the discontinuance of certain unprofitable entertainment trading cards. The decrease in net revenues of stickers was primarily due to lower commercial success of entertainment stickers based on properties licensed from third parties partially offset by the sale of 1998 World Cup stickers in which Marvel commenced shipment during the first quarter of 1998.

  When comparing the first quarter of 1998 to the first quarter of 1997, publishing revenues are down. More recently, Marvel believes that its publishing revenues have begun to stabilize at levels consistent with the second half of 1997 and first quarter of 1998. Marvel does believe the market continues to be soft and Marvel has instituted marketing programs to bolster its position in the market place. Marvel has maintained approximately the same market share over the most recent quarters. Marvel continues to experience delays by movie and theatrical studios in their release of media based on properties of Marvel. Licensing revenues continue to be hindered as a result of the lack of continued successful new media coupled with Marvel's bankruptcy proceedings. Licensing revenues will vary from period to period depending on the commercial success and the media exposure of the Marvel Characters.

  Gross profit was $24.4 million and $37.7 million in the 1998 and 1997 periods, respectively, a decrease of $13.3 million. As a percentage of net revenues, gross profit was 25.2% in the 1998 period as compared to 30.8% in the 1997 period. The decrease in gross profit as well as gross profit percentage was due to lower sales volume as well as the impact of this lower sales volume on Marvel's ability to earn out its minimum guarantees with certain of its critical license agreements. Publishing gross profit margin for 1998 was approximately 35% of net publishing sales. Marvel reduced its costs which have offset the loss of efficiencies due to lower volumes. Marvel expects the publishing gross profit margin to be maintained given the current level of volume. However, there can be no assurance that this level of volume will continue.

  Selling, General & Administrative ("SG&A") expenses were $23.3 million and $37.6 million in the 1998 and 1997 periods, respectively. The decrease of $14.3 million was mainly attributable to the impact of a decrease in advertising, promotion and selling expenses, a realignment of management functions which gave rise to the elimination of a number of highly compensated employees, and a general reduction in overhead expenses associated with the restructuring of the comic book publishing and distribution, and trading card operations. As a percentage of net revenues, SG&A was 24.0% in the 1998 period as compared to 30.7% in the 1997 period.

  Amortization of goodwill, intangibles and deferred charges was $2.6 million and $4.2 million in the 1998 and 1997 periods, respectively. The decrease of $1.6 million reflects the impact of the lower carrying value of these assets and a change in their depreciable lives. In the fourth quarter of 1997, Marvel recorded a writedown related to asset impairment which was primarily due to the significant and longterm changes in the trading card and sticker industries. In the fourth quarter of 1996, Marvel recorded a writedown of goodwill and other intangibles primarily due to a significant change in the trading card industry.

  Interest expense, net was $6.9 million and $15.6 million in the 1998 and 1997 periods, respectively, a decrease of $8.7 million. In June 1997 the Bankruptcy Court suspended interest and adequate protection payments in connection with Marvel's various prepetition credit agreements (excluding the Panini Term Loan Agreement). In accordance with SOP 907 the unrecorded interest for the period was $12.6 million. Marvel incurred higher interest costs in the first quarter of 1998 as compared to 1997 relating to increased borrowings under the DIP Loan Agreement as well as higher interest rates due to the defaulted DIP Loan.

  During the first quarter of 1998, Marvel recorded a $3.4 million loss on the sale of its confectionery business.

  For the first quarter of 1998 Marvel incurred reorganization expenses of $5.1 million relating to professional fees and other expenses including the Trustee and his professionals, as well as professional fees for the unsecured creditors and equity committees, bank fees and other bankruptcy costs. In the second quarter of 1997 the Bankruptcy Court ordered a suspension of the payment of professional fees associated with the bankruptcy. Commencing in the first quarter of 1998, under Court order, Marvel resumed partial payment of these fees. As of March 31, 1998, the unpaid professional fees were $11.9 million. However, the finalization of all professional fees whether paid or unpaid are subject to the District Court's determination as to the final amounts due, if any, to these professionals. For the first quarter of 1997, Marvel incurred reorganization expenses of $3.4 million.

  Provision for income taxes was $0.5 million and $3.5 million in the 1998 and 1997 periods, respectively. In 1998, the tax provision primarily represents foreign taxes. In 1997, the tax provision primarily represented foreign taxes on income from Panini's operations and certain state and local taxes.

YEAR ENDED DECEMBER 31, 1997 COMPARED WITH THE YEAR ENDED DECEMBER 31, 1996

 Basis For Management's Discussion And Analysis

  Since July 1, 1997, due to the dispute over Marvel's ability to control or influence the Company and because the Company ceased reporting its financial information to Marvel, Marvel deconsolidated the Company. Marvel's Consolidated Financial Statements do not include any adjustments to its investment in the Company since July 1, 1997. Accordingly, Marvel Management's Discussion and Analysis of Financial Condition and Results of Operations presented below compares only Marvel's publishing, licensing, trading card and sticker, confectionery and adhesive businesses. The results of operations for the Company included in Marvel's Consolidated Statements of Operations for the years ended December 31, 1997 and 1996, respectively are listed below.

THE COMPANY:

                          SIX MONTHS ENDED JUNE 30, 1997 YEAR ENDED DECEMBER 31, 1996
                          ------------------------------ ----------------------------
Revenue.................              $68.9                         $221.6
Cost of sales...........               42.2                          116.5
Selling, general &
 administrative
 expenses...............               27.8                           61.9
Depreciation and
 amortization...........                6.5                           15.7
Amortization of goodwill
 and intangibles........                 .3                             .4
Interest expense, net...                 .1                            (.6)
Provision (benefit) for
 income taxes...........               (3.2)                          11.1
                                      -----                         ------
Income before minority
 interest...............               (4.8)                          16.6
Minority interest in
 (loss) earnings........               (3.5)                          11.6
                                      -----                         ------
Net (loss) income.......               (1.3)                           5.0

  Marvel's net revenues were $402.8 million and $523.9 million in 1997 and 1996, respectively, a decrease of $121.0 million or 23.1%. This reflects a decrease of $90.7 million in net trading card and children's activity sticker revenues, a decrease of $15.0 million in publishing revenues, a decrease of $8.2 million in licensing revenues, and a $7.1 million decrease in other revenues. The decrease in net trading card revenues of $48.6 million was primarily due to the continuing general decline in the demand for trading cards, the discontinuance of unprofitable product lines and Marvel's continued focus on trading card specialty stores and select mass market accounts which generally resulted in lower net revenues in 1997. In addition, net entertainment card revenues decreased due to lower sales of cards based on Marvel's comic book characters due in part to market conditions in the comic book specialty store market and, to a lesser extent, lower sales of cards in 1997 as compared to 1996 based on properties licensed from third parties. However, as compared to 1996, provisions for trading card sales returns were significantly lower, reflecting Marvel's continued focus on its distribution strategy. The decrease in net children's activity sticker revenues of $42.1 million was due to market declines in Western Europe and lower net revenues in certain European markets principally due to lower net revenues from entertainment stickers based on properties licensed from third parties that had reduced commercial success in 1997 as compared to 1996. In addition, in 1996, there were increased levels of net sticker revenues resulting from the European Cup soccer tournament. The decrease in net publishing revenues was due to the impact on Marvel of the continuing decline in the overall comic book market and the discontinuation of unprofitable children's magazines.

  The decrease in licensing revenue was primarily due to Marvel's bankruptcy and the lack of commercial success of the existing media exposure for Marvel's characters in spite of existing media exposure. Pursuant to the agreement between Fox Kids Worldwide and Marvel, Marvel has a new animation series based on the Silver Surfer which began to air on the Fox Children's Network in February 1998. As a result of Marvel's bankruptcy proceedings, potential licensors appear to be less willing to deal with Marvel due to concern regarding Marvel's future ownership and the ability of Marvel to support its programs. In addition, the decrease in licensing revenues was due to a lesser extent to the renegotiation of the America Online agreement with Marvel which required a partial writedown in 1997 that had been previously recognized under the old agreement. The decrease in other revenues in 1997 was due to the sale of a portion of the confectionery business in 1997.

  Gross profit was $78.5 million and $104.0 million in 1997 and 1996, respectively, a decrease of $25.5 million. The decrease in gross profit was principally due to a decrease in net revenues in 1997. As a percentage of net revenues, gross profit was 19.5% in 1997 as compared to 19.9% in 1996. Gross profit for trading cards and stickers was significantly affected in 1997, as it was in 1996, as a result of relatively high minimum guarantee royalties compared to sales levels for certain trading card and sticker licensors. This was partially offset by the increase in gross profit for publishing that resulted from the elimination of charges recorded in 1996 for unfavorable artist contracts.

  SG&A expenses were $127.2 million and $182.6 million in 1997 and 1996 respectively. The decrease of $55.4 million was mainly attributable to overhead reductions associated with the restructuring of the comic book publishing and distribution, trading card and confectionery operations and a realignment of management functions, the benefits of which will continue to accrue to Marvel in the future. Additionally, as a result of lower sales, Marvel reduced spending on advertising and promotional events. As a percentage of net revenues, SG&A was 31.6% in 1997 as compared to 34.9% in 1996.

  During the fourth quarter of 1996, Marvel recorded a $15.8 million restructuring charge, which primarily represents the costs related to the closure of facilities, including severance related to terminated employees and other costs associated with the restructuring of its comic book distribution subsidiary and confectionery businesses.

  Depreciation and amortization was $11.3 million and $16.1 million in 1997 and 1996, respectively. The decrease of $4.8 million was primarily due to lower amortization of animation costs and the effects of certain write-downs of fixed assets in 1996.

  Amortization and writeoff of goodwill, intangibles and deferred charges was $123.5 million and $302.9 million in 1997 and 1996, respectively. As described above, continuing operating losses in the trading card and sticker businesses through the fourth-quarter of 1997, as well as significant long-term changes in industry conditions which resulted in lower than expected fourth quarter sales, including basketball trading card sales, indicated to Marvel, at that time, that there may be asset impairment. During the fourth quarter of 1997, Marvel also completed its 1998 business plan which anticipates a continuation of the trend of lower revenues from the trading card and children's activity stickers businesses. Accordingly, Marvel evaluated the recoverability of the carrying value of long-lived assets, including goodwill and other intangibles, in accordance with its stated accounting policies and recorded a non-cash charge of approximately $106.7 million, of which $78.5 million related to trading cards and $28.2 million related to activity stickers. Marvel had recorded a non-cash charge of approximately $278.5 million during the fourth quarter of 1996 resulting from an asset impairment related substantially to its trading card business, and to a lesser extent, its publishing business.

  Interest expense, net was $46.2 million and $59.5 million in 1997 and 1996, respectively. The decrease in interest expense of $13.3 million primarily reflects a Bankruptcy Court ruling permitting the suspension of adequate protection payments by Marvel on the Credit Agreements (excluding the Panini Term Loan Agreement) and therefore, in accordance with SOP 90-7, suspension of interest expense accruals. The unrecorded interest on the above for the period was $29.4 million. The decrease in interest expense was partially offset by the interest expense of $8.5 million on borrowings under the DIP Loan in 1997 and on other increased short-term borrowings.

  A loss of $4.7 million resulting from the sale of a portion of Marvel's confectionery business was incurred in the 1997 period. The proceeds of $3.0 million were paid to the DIP Lenders.

  In the third quarter of 1996, Marvel sold 2.5 million shares of the Company's Class A Common Stock and realized a gain of $22.0 million.

  Equity in net loss of unconsolidated subsidiaries was $5.0 million and $1.2 million in 1997 and 1996, respectively. During 1997, Marvel wrote-down the value of its Marvel themed restaurant by $5.5 million. The current plans for Marvel are to operate one restaurant and to open a second restaurant and find alternative financing or licensing arrangements for a number of other restaurants in the future. As a result of these revised plans, Marvel revalued its investment in these assets.

  Total bankruptcy reorganization items of $11.3 million for the 1997 period and $5.5 million for the 1996 period includes professional charges and other costs typical to those incurred by entities in bankruptcy. On June 17, 1997 the Bankruptcy Court ordered a suspension of the current payment of professional fees associated with the bankruptcy. However, on March 4, 1998, the District Court ordered Marvel to pay $1.2 million on account of certain professional fees which were paid in three equal installments over approximately a two month period. As of December 31, 1997, the unpaid professional fees described above were $7.3 million, however, such fees have not been approved by the District Court and may be reduced by such court.

  Provision for income taxes was $3.8 and $10.6 million in 1997 and 1996, respectively. The net tax provision in 1997 primarily represents certain current year foreign and state and local taxes and an adjustment to prior year deferred foreign taxes partially offset by a benefit for income taxes related to certain Panini entities. Marvel has recorded no benefit in the 1997 consolidated statements of operations for any potential tax benefits from operating losses. In 1996, the net tax provision primarily represented the establishment of a valuation allowance against deferred tax assets partially offset by a U.S. federal and foreign tax benefit relating to losses generated from operations. Taxes paid with respect to Marvel's income in the three year carryback period have been fully recaptured by loss carrybacks in prior years. Therefore, the 1997 loss cannot be carried back for a refund.

YEAR ENDED DECEMBER 31, 1996 COMPARED WITH THE YEAR ENDED DECEMBER 31, 1995

 Basis For Management's Discussion and Analysis

  The Marvel Management's Discussion and Analysis of Financial Condition and Results of Operations presented below compare only Marvel's publishing, licensing, trading card and sticker, confectionery and adhesive businesses. Marvel has eliminated the results of operations of the Company from the discussion comparing the years ended December 31, 1996 and 1995. The results of operations for the Company included in Marvel's Consolidated Statements of Operations for the years ended December 31, 1996 and 1995, respectively, are listed below.

THE COMPANY:

                                               YEAR ENDED        YEAR ENDED
                                            DECEMBER 31, 1996 DECEMBER 31, 1995
                                            ----------------- -----------------
Revenue...................................       $221.6            $181.7
Cost of Sales.............................        116.5              80.4
Selling, general & administrative
 expenses.................................         61.9              44.0
Depreciation and amortization.............         15.7              11.6
Amortization of goodwill and intangibles..           .4               0.1
Interest income, net......................          (.6)              (.9)
Provision for income taxes................         11.1              18.7
                                                 ------            ------
Income before minority interest...........         16.6              27.8
Minority interest in earnings.............         11.6              17.6
                                                 ------            ------
Net income................................       $  5.0            $ 10.2

  Marvel's net revenues were $523.9 million and $647.2 million in 1996 and 1995, respectively, a decrease of $123.3 million or 19.1%. This reflects a decrease of $44.7 million in net publishing revenues, a decrease of $56.7 million in net trading card and sticker revenues, and a decrease of $34.7 million in licensing revenues, partially offset by a $12.8 million increase in other revenues. The decrease in net publishing revenues was due to the impact on Marvel of the continuing decline in the overall comic book market, the reduction of marginally profitable titles resulting from the implementation of Marvel's business strategy, and beginning in July 1995 the discontinuance of distribution by Heroes World of comic book publications other than Marvel's titles. The decrease in net trading card revenues was primarily due to the continuing general decline in the demand for trading cards as well as the change in Marvel's distribution of its trading cards to concentrate on trading card specialty stores and select mass market accounts which generally resulted in lower net revenues in 1996. In addition, net entertainment card revenues decreased due to lower sales of cards based on Marvel's comic book characters due in part to market conditions in the comic book specialty store market, as well as lower sales of cards based on properties licensed from third parties resulting from lower commercial success of such properties in 1996 as compared to 1995. However, as compared to 1995, provisions for trading card sales returns were significantly lower, reflecting the change in distribution and the inclusion in 1995 of a significant increase in sales returns allowances. Such lower sales return provisions, combined with the inclusion of net revenues from

SkyBox for a full year in 1996 versus only eight months in 1995 (the acquisition of SkyBox was consummated on April 27, 1995), partially offset the lower sales discussed above. These decreases in net trading card revenues were partially offset by an increase in net revenues of stickers. This increase in net sticker revenues was due to the 1996 European Cup soccer tournament and expansion into new markets such as Brazil and Russia, and was partially offset by higher provisions for returns for stickers in 1996. In addition, Marvel experienced lower net revenues in certain European markets principally due to reduced commercial success of entertainment stickers based on properties licensed from third parties in 1996 as compared to 1995. Licensing revenues decreased in 1996 as compared to 1995 primarily as a result of the lack of commercial success of Marvel's characters in spite of existing media exposure, as well as non-repeating 1995 licensing revenues, which included certain significant long term licenses for particular licensing categories. Licensing revenues will vary from period to period depending on the volume and extent of licensing agreements entered into during any particular period, as well as the level and commercial success of the media exposure of the Marvel Characters. The improvement in other revenues was due to increased sales of adhesive paper by Panini.

  Gross profit was $104.0 million and $194.3 million in 1996 and 1995, respectively, a decrease of $90.3 million. As a percentage of net revenues, gross profit was 19.8% in 1996 as compared to 30.0% in 1995. The decrease in gross profit as a percentage of net revenues was due primarily to lower gross sales as well as the effect of higher return provisions for stickers, the effect of lower licensing revenues, an unfavorable product mix for trading cards as compared to 1995 and the effect of lower net trading card revenues without a corresponding decrease in royalty expense given minimum payment obligations for trading cards in 1996.

  SG&A expenses were $182.6 million and $182.7 million in 1996 and 1995, respectively. The decrease of $0.1 million was mainly attributable to a general reduction in overhead expenses associated with the restructuring of the trading card, publishing and confectionery operations offset by increased advertising, promotion and selling expenses of Panini and the inclusion of the operations of SkyBox for a full year in 1996 as compared to eight months in 1995. As a percentage of net revenues, SG&A was 34.9% in 1996 as compared to 28.2% in 1995.

  During the fourth quarter of 1996, Marvel recorded a $15.8 million restructuring charge, which primarily represents the costs related to the closure of facilities, including severance related to terminated employees and other costs associated with the restructuring of its comic book distribution subsidiary and confectionery businesses. During the fourth quarter of 1995, Marvel recorded a $25.0 million restructuring charge, which primarily represents the costs related to the consolidation and closure of facilities, severance related to terminated employees and other costs associated with its publishing, trading card and confectionery businesses.

  Depreciation and amortization was $16.1 million and $9.6 million in 1996 and 1995, respectively. The increase of $6.5 million was primarily due to the effect of certain writedowns of fixed assets and the amortization of animated film costs.

  Amortization and write-off of goodwill, intangibles and deferred charges was $302.9 million and $17.8 million in 1996 and 1995, respectively. The increase of $285.1 million mainly reflects the write-down of goodwill and other intangibles which was primarily due to the significant and long-term changes in industry conditions in trading cards and publishing.

  Interest expense, net was $59.5 million and $44.1 million in 1996 and 1995, respectively. The increase in interest expense of $15.4 million primarily reflects the interest expense from the increased borrowings in 1995 under the U.S. Term Loan Facility in connection with the acquisition of SkyBox for a full year in 1996 versus only eight months in 1995, increased borrowings under the Credit Agreements and Panini's short term lines of credit, borrowings for the expansion of Panini's Adespan adhesives facility, and higher average borrowing rates.

  The gain on sale of the Company's Class A Common Stock was $22.0 million in 1996 and $14.3 million from the Company's initial public offering in 1995.

  Provision (benefit) for income taxes was $10.6 million and $(13.0) million in 1996 and 1995, respectively. The net tax provision in 1996 primarily represents the establishment of a valuation allowance against deferred tax assets partially offset by a U.S. federal and foreign tax benefit relating to losses generated from operations. In 1995, the tax benefit primarily was a result of a U.S. federal benefit from losses in its publishing, licensing and trading card and confectionery operations, partially offset by taxes on income from foreign operations. As a result of the losses incurred during 1996, in 1997 Marvel received an income tax refund of approximately $10.4 million under Marvel's tax sharing agreement with certain Mafco affiliates.

  Total bankruptcy reorganization items of $5.5 million for the 1996 period includes professional charges and other costs typical to those incurred by entities in bankruptcy.

  In 1995, Marvel recorded a $3.3 million extraordinary loss, net of taxes of $2.1 million, which represented a write-off of deferred financing costs associated with the permanent reduction of the term loan portion of the Amended and Restated Credit Agreement.

LIQUIDITY AND CAPITAL RESOURCES

  On December 27, 1996 in connection with the filing of their petition in the Bankruptcy Court, the Marvel Debtors received approval to pay on time and in full undisputed pre-petition obligations including salaries, wages and benefits to all of its employees, and debts due to its trade creditors and independent contractors and to continue funding its strategic initiatives. In November 1997, the Creditors' Committee applied under Rule 60-b of the Federal Rules of Civil Procedure for an order vacating the first day order concerning the payment of pre-petition debt. No hearing has occurred as of yet on this motion and none is scheduled by the District Court. Nevertheless, in January 1998, the Marvel Debtors discontinued the payment of such pre-petition debt and do not intend to make any payments regarding such debt without first applying to the District Court for approval.

  On January 24, 1997, the Bankruptcy Court approved the $100 million DIP Loan, which is provided by a syndicate of lenders, including The Chase Manhattan Bank, as agent bank. The DIP Loan matured on June 30, 1997 and no repayment has occurred except for the cash proceeds of $3.0 million resulting from the sale of a portion of Marvel's confectionery business in August 1997, and the current payment of interest and related administrative fees discussed below. The DIP Lenders have agreed to forbear from taking any action. Such forbearance is continuing on a daily basis. With a full reservation of all rights, the DIP Lenders and the pre-petition secured lenders have agreed to the Marvel Debtors' continued use of cash collateral on the same terms and conditions and with most of the same protections as set forth in the current financing and cash collateral order approved by the Bankruptcy Court. There can be no assurance that the DIP Lenders and the pre-petition secured lenders will allow Marvel to continue to use its cash collateral.

  Marvel incurred significant cash operating losses during the first six months of 1997. Management of Marvel believes Marvel has adequate near-term working capital to fund normal operations until the third quarter of 1998. In connection with the appointment of the Trustee for Marvel, The Chase Manhattan Bank has advised Marvel that it is willing to lead a syndicate to make loans to Marvel subject to execution of definitive documentation and agreement on key terms. The Trustee has not determined that such additional financing is necessary. In any event, District Court approval is required for such additional loans to Marvel and there can be no assurance such approval will be granted by the court.

  On June 5, 1997, the Bankruptcy Court approved an order suspending adequate protection payments being made by Marvel to the Bank Lenders. As a result, Marvel has ceased making interest payments on the U.S. Term Loan Agreement, the Amended and Restated Credit Agreement, and the Chase Revolving Line of Credit (as such terms are defined below). The amount of the suspended adequate protection payment as of December 31, 1997 was $29.4 million and is not included in the liabilities of Marvel reflected in Marvel's Consolidated Balance Sheets. Marvel has, however, continued paying interest on the DIP Loan.

  Marvel sold a portion of its confectionery business for a loss in August 1997 and decided to sell the remaining portion of the confectionery business. In 1997, confectionery revenues represented approximately 6% of consolidated net revenues and the operations of the confectionery business incurred a loss of $5.3 million as compared to a loss of $1.1 million in 1996 (excluding non-recurring charges). Marvel does not believe the confectionery business was essential to the operation of its business. In March 1998, Marvel decided to sell the remaining portion of the confectionery business and on May 8, 1998, entered into an asset purchase agreement for such sale. The sale of the remaining portion of the confectionery business was approved by the District Court and was consummated. Ten million dollars of the net proceeds of the sale were paid to Marvel's lenders in accordance with the terms of the DIP agreement, with the balance of the net proceeds used for working capital requirements.

  In connection with Marvel's use of cash collateral and the stipulation and order entered into on October 21, 1997, Marvel received a tax refund from Mafco in the amount of $10.4 million and such funds were delivered to The Chase Manhattan Bank. Of this $10.4 million, The Chase Manhattan Bank transferred $4.2 million to Marvel and retained $6.2 million which was applied toward interest on the DIP Loan and related administrative fees through March 1998.

  By order dated June 10, 1998, the District Court authorized Marvel to use cash collateral through August 31, 1998. The order also authorized Marvel to
(i) continue paying interest, fees and expenses on the DIP Loan, (ii) pay the sum of $2.5 million as adequate protection payments to the lender banks, and
(iii) pay the sum of $2.5 million on account of professional fees. Marvel will submit a cash collateral motion to the District Court which will allow Marvel the use of cash collateral through October 31, 1998. Marvel will seek a hearing on this order for August 20, 1998. Management of Marvel believes it has adequate near-term working capital to fund normal operations until the fourth quarter of 1998. However, in conjunction with the use of cash collateral Marvel will continue to pay DIP interest as well as the payment of a portion of the Trustee's professionals, bank fees and other bankruptcy costs. Marvel believes that it has adequate cash to fund operations and to pay professional fees, through its use of cash collateral. However, in the event Marvel does not have sufficient funds, it may suspend payment of these professional fees. Marvel may also enter into a replacement DIP agreement with Chase Manhattan Bank. In connection with the appointment of the Trustee, The Chase Manhattan Bank advised the District Court that it is willing to lead a syndicate to make loans to Marvel subject to execution of definitive documentation and agreement on key terms and payment of adequate protection amounts. In any event, District Court approval is required for such additional loans to Marvel. There can be no assurance that the DIP lenders and the pre-petition secured lenders will allow Marvel to continue to use its cash collateral or that the District Court will grant approval on such additional loans.

  Panini, a subsidiary of Marvel that has not filed for protection under chapter 11 and therefore is not one of the Marvel Debtors, has incurred operating losses over the last two years. In addition, in 1996, Panini suffered a fire at its adhesives facility which caused approximately $10.0 million in insured losses, of which Marvel has not yet received a significant amount of the insurance proceeds. In July 1997, Panini suspended all payments of interest and principal under the Panini Term Loan Agreement. This action constituted an event of default under the Panini Term Loan Agreement and, consequently, Marvel reclassified the Panini Term Loan to current liabilities. Through June 1997, Marvel borrowed approximately $10.0 million under its DIP Loan to fund Panini's working capital needs. In addition, on August 11, 1997, Panini entered into the Panini Short-Term Loan Agreement, an agreement with The Chase Manhattan Bank for a loan of lire 27 billion (approximately $15.4 million based on exchange rates at May 4, 1998) to provide short term liquidity. On August 5, 1997, Marvel received approval from the Bankruptcy Court to guarantee the Panini Short-Term Loan Agreement. This guarantee is junior to all liens of DIP Lenders but is senior to the Secured Lenders. This loan is subject to a number of financial and other covenants and conditions of borrowing. As of March 31, 1998, the credit line was fully used. This loan expired on October 31, 1997, and by stipulation, the maturity date was extended to March 31, 1998. As a result of Panini's significant operating loss in 1997 and continued liquidity crisis, Marvel was able to further extend the payment date of this loan to September 30, 1998. During the quarter ended March 31, 1998, Panini continued to use its local bank lines and factoring lines. The additional borrowings under these lines were $6.5 million for the quarter ended March 31, 1998. Marvel believes that Panini may need to enter into an additional credit facility to meet its cash requirements for the near term. In the event that Panini cannot obtain an additional credit facility, Panini may be required to sell some of its assets or Marvel may be forced to obtain a replacement DIP Loan. However, there can be no assurance that Marvel will be able to obtain a replacement DIP Loan which would allow Marvel to transfer funds to Panini or that Marvel will be successful in renegotiating additional lines of credit outside of the Marvel Debtors. In the event operating losses continue in the future, there also can be no assurance that Panini will not become subject to reorganization proceedings in Italy, which could result in Marvel writing off a portion of the remaining goodwill and other intangibles in Panini of approximately $70.0 million while at the same time Marvel would remain a guarantor under the Panini Term Loan Agreement and the Panini Short-Term Loan Agreement.

  Marvel has loan and financing arrangements with several creditors. In April 1995, Marvel entered into a $350.0 million term loan agreement (as amended) with a syndicate of banks, the Co-Agents and The Chase Manhattan Bank as administrative agent (the "U.S. Term Loan Agreement"). On August 30, 1994, Marvel entered into a $120.0 million revolving loan agreement with a syndicate of banks, the Co-Agents and The Chase Manhattan Bank, as administrative agent (the "Amended and Restated Credit Agreement"). During March 1996, Marvel entered into a $25.0 million revolving line of credit with The Chase Manhattan Bank (the "Chase Revolving Line of Credit"). On August 30, 1994, Marvel, Panini and Istituto Bancario San Paolo di Torino S.p.A. entered into a term loan and guarantee agreement providing for a term loan credit facility of lire
244.5 billion (approximately $154.0 million based on exchange rates in effect on date of acquisition) (the "Panini Term Loan Agreement"). The U.S. Term Loan Agreement, the Amended and Restated Credit Agreement, the Chase Revolving Line of Credit and the Panini Term Loan Agreement are collectively referred to herein as the "Credit Agreements."

  As of August 3, 1998, Marvel's outstanding bank indebtedness was approximately $721.7 million, of which $81.4 million related to borrowings under the DIP loan, $601.5 million related to borrowings under credit agreements, approximately lire 20.8 billion (approximately $11.8 million based on exchange rates at August 3, 1998) relates to borrowings for Panini's Adespan adhesives facility, approximately lire 20.6 billion (approximately $11.7 million based on exchange rates at August 3, 1998) relates to borrowings under Panini's short term lines of credit and approximately lire 27 billion (approximately $15.3 million based on exchange rates at August 3, 1998) relates to borrowings under Panini's loan from The Chase Manhattan Bank. As of August 3, 1998, Panini had approximately lire 22.0 billion (approximately $12.5 million based on exchange rates at August 3, 1998) available under its short term lines of credit.

  As part of the chapter 11 process, Marvel has received a significant number of proofs of claims. Marvel is currently in the process of reviewing these claims and believes that a majority of these claims may have been paid pursuant to first day orders of its bankruptcy proceedings or are without merit. Although Marvel believes that amounts recorded as of March 31, 1998 are adequate to cover the ultimate liability under these claims, there can be no assurance that these claims will not be settled for amounts in excess of these amounts.

  As chapter 11 debtors, the Marvel Debtors may sell (subject, in certain circumstances, to District Court approval), or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the Consolidated Financial Statements of Marvel. The amounts reported in the Consolidated Financial Statements of Marvel do not give effect to any adjustments to the carrying value of assets or amount of liabilities that might result as a consequence of actions taken pursuant to the bankruptcy or a plan of reorganization. If the Plan is not consummated, Marvel's creditors or equity security holders may seek other alternatives for the Marvel Debtors, including bids for the Marvel Debtors or parts thereof through an auction process or possible liquidation. In that event it is possible that certain assets would not be realized and additional liabilities and claims would be asserted which are not presently reflected in the condensed consolidated financial statements and which are not presently determinable. The effect of any such assertion or non-realization could be material. These conditions raise substantial doubt as to Marvel's ability to continue as a going concern. In 1997 Marvel recorded a non-cash write-down of goodwill of $106.7 million related to its trading card and sticker businesses.

  Net cash (used in) provided by operating activities was ($3.0) million, ($61.3) million, ($102.9) million and $3.5 million for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995, respectively. The use of funds in each of 1998, 1997 and in 1996 was principally due to the loss from operations and was partially offset by a decrease in working capital. In 1997, Marvel recorded a non-cash charge of approximately $106.7 million related to the write-down of goodwill associated with its trading card and sticker businesses. In 1996 Marvel recorded a non-cash charge of approximately $278.5 million related to the write-down of goodwill and other intangibles and the establishment of a valuation allowance of $32.2 million related to its deferred tax assets.

  Cash used in investing activities was $0.6 million, $25.7, $10.8 million and $230.5 million for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995, respectively. The primary use of these funds in 1998 was for the capital expenditures for Marvel. The primary use of these funds in 1997 was for capital expenditures for Marvel and for costs incurred with the construction of the Marvel Mania theme restaurant in Los Angeles. The primary use of cash in 1996 and 1995 was for capital expenditures for Panini's Adespan adhesives facility tooling and molds and capitalized development costs related to the Company. In 1996, these costs were partially offset by net proceeds from Marvel's sale of a portion of its investment in the Company. Capital expenditures for Marvel are projected to approximate $5.0 million for the year ending December 31, 1998. Marvel expects to incur approximately $1.4 million in net production costs and royalty advances for the SILVER SURFER animated series produced for the 1998 broadcast year.

  Since the Marvel Debtors entered into bankruptcy on December 27, 1996 through March 31, 1998, they have incurred approximately $21.4 million in professional fees and other costs typical to those incurred by entities in bankruptcy. On June 17, 1997, the Bankruptcy Court ordered a suspension of the current payment of professional fees associated with the bankruptcy. As of December 31, 1997, unpaid professional fees included in accounts payable and accrued expenses were approximately $7.3 million. However, on March 4, 1998, the District Court ordered the Marvel Debtors to pay $1.2 million of certain professional fees which were paid in three equal installments. On June 10, 1998, the District Court ordered the Marvel Debtors to pay $2.5 million of certain professional fees which were also paid in three installments. In addition, the Marvel Debtors have received invoices of approximately $2.2 million for fees rendered by professionals that have not been retained either by the Marvel Debtors or an official committee of the bankruptcy proceedings or appointed by the District Court. These professionals filed a fee application with the District Court for services performed in 1997. The Marvel Debtors have not accrued any of such fees. In the event the fees of such professionals are approved by the District Court, the Marvel Debtors would be required to pay such fees. As of March 31, 1998, unpaid professional fees included in accounts payable and accrued expenses were approximately $11.9 million.

YEAR 2000

  The Company has informed Marvel that the Company is installing a new information system that it expects to be Year 2000 compliant, that it intends to convert Marvel to the Company's information systems after the Consummation Date and that it expects that the Company and Marvel will both be Year 2000 compliant by the early half of 1999. Marvel's other operating subsidiaries, Panini and Fleer/SkyBox are currently upgrading their individual information systems to be Year 2000 compliant independently of the Company and anticipate completion of those upgrades in the early half of 1999. In addition, Panini is also upgrading its information systems for the conversion of European currencies into the Euro. This schedule may not permit Marvel and its subsidiaries to make these systems compatible on a timely basis in the event the Merger does not take place. In addition, the cost to make these systems compatible is not known at this time. There can be no assurance that Marvel will be successful in converting its information systems to Year 2000 or Euro capabilities.

RECENT PRONOUNCEMENTS

  In 1997, the FASB issued Statement of Financial Accounting Standards No 131, "Disclosures about Segments of and Enterprise and Related Information" ("FAS 131"). Marvel is not required to disclose segment information in accordance with FAS 131 until December 31, 1998, at which time it will restate prior years' segment disclosures to conform with FAS 131 segment presentation.

                      INFORMATION CONCERNING THE COMPANY

  For purposes of this Proxy Statement, "the Company" includes, unless the context otherwise requires, Toy Biz, Inc., its subsidiaries, and their respective predecessors. The "Predecessor Company" means Toy Biz, Inc., a Delaware corporation incorporated in 1990 and subsequently renamed Zib Inc., and its foreign sales affiliate, Toy Biz International Ltd., a Hong Kong corporation. Toy Biz International Ltd. is still an active subsidiary of the Company. The Company's principal executive offices are located at 685 Third Avenue, New York, New York 10017, and its telephone number is (212) 588-5100.

                                  THE MEETING

DATE, TIME AND PLACE; PURPOSE OF THE MEETING

  This Proxy Statement is being furnished to the holders of shares of Class A Common Stock as of the Record Date in connection with the solicitation of proxies by the Board for use at the Meeting to be held on September 11, 1998 at 10:00 a.m., local time, at the New York Renaissance Hotel, 4th Floor, 714 Seventh Avenue (between 47th and 48th Streets), New York, New York, and at any adjournment or postponement thereof.

  At the Meeting, holders of shares of Class A Common Stock as of the Record Date will be asked to consider and vote upon each of the (i) Charter Amendment; (ii) Securities Issuances; (iii) Director Proposal; and (iv) Ratification Proposal. See "THE MARVEL PROPOSALS," "ELECTION OF DIRECTORS" and "RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS."

  If the Merger is consummated, then immediately following such consummation, a sufficient number of directors are expected to resign from the Board so that the designees of the parties to the New Stockholders' Agreement can be elected to the Board. One of those designees is expected to be Mark Dickstein. The other individuals to be named as designees under the New Stockholders' Agreement have not been identified as of the date of this Proxy Statement. See "THE MARVEL PROPOSALS--New Stockholders' Agreement" and "ELECTION OF DIRECTORS."

  The Company's stockholders also will consider and vote upon such other matters as may properly come before the Meeting.

  THE BOARD UNANIMOUSLY HAS DETERMINED THAT EACH OF THE MARVEL PROPOSALS IS FAIR TO AND IN THE BEST INTERESTS OF STOCKHOLDERS, AND HAS APPROVED EACH OF THE MARVEL PROPOSALS AND RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE IN FAVOR OF EACH OF THE MARVEL PROPOSALS.

  IN ADDITION, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE DIRECTOR PROPOSAL AND THE RATIFICATION PROPOSAL.

  THE APPROVAL OF EACH OF THE MARVEL PROPOSALS IS CONDITIONED UPON APPROVAL OF ALL OF THE MARVEL PROPOSALS. ACCORDINGLY, A VOTE AGAINST ANY OF THE MARVEL PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST ALL OF THE MARVEL PROPOSALS.

RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

  The Board has fixed the close of business on Friday, August 7, 1998 as the Record Date for the determination of holders of shares of Class A Common Stock entitled to notice of, and to vote at, the Meeting. Only holders of record of shares of Class A Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 27,746,127 shares of Class A Common Stock were issued and outstanding and were held by approximately 149 holders of record. The shares of Class A Common Stock are the only outstanding class of voting securities of the Company, and each share of Class A Common Stock is entitled to one vote on each matter to be acted upon or which may come before the Meeting. Votes may be cast at the Meeting in person or by properly executed proxy.

  The presence at the Meeting, in person, of the holders of a majority of the shares of Class A Common Stock entitled to vote on each Proposal is necessary to constitute a quorum to transact business at the Meeting. If a quorum is not present at the Meeting, the stockholders who are present and entitled to vote at the Meeting may, by majority vote, adjourn the Meeting from time to time without notice or other announcement until a quorum is present.

  As of the Record Date, directors and executive officers of the Company, and their affiliates, were beneficial owners of an aggregate of 14,041,600 shares of Class A Common Stock (approximately 50.6% of the shares of Class A Common Stock then outstanding), including 340,000 shares issuable on exercise of options which were then exercisable or exercisable within 60 days. The directors and executive officers of the Company have indicated that they intend to vote their shares of Class A Common Stock in favor of the Marvel Proposals. In connection with the Merger Agreement, each of Mr. Perlmutter and Mr. Arad, who beneficially own 34.4% and 15.0% of the outstanding shares of Class A Common Stock, respectively, has entered into Proxy and Stock Option Agreements with the Participating Marvel Lenders, pursuant to which each of Mr. Perlmutter and Mr. Arad has agreed to vote all of his respective shares of Class A Common Stock in favor of the Marvel Proposals. Dickstein, which beneficially owns 4.4% of the outstanding shares of Class A Common Stock, has informed the Company that it intends to vote in favor of each of the Marvel Proposals. In addition, the Trustee has informed the Company that he intends to vote the shares of Class A Common Stock owned by Characters, which represent 26.6% of the outstanding shares of Class A Common Stock, in favor of the Marvel Proposals. Accordingly, a vote in favor of each of the Marvel Proposals is assured without the vote of any other holder of shares of Class A Common Stock.

  Approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote thereon. Abstentions will have the same effect as a vote against the Charter Amendment. Broker non-votes will have the same effect as a vote against the Charter Amendment.

  At the Meeting, the stockholders of the Company will consider and vote upon the Securities Issuances as required by a rule of the NYSE. Pursuant to such NYSE rule, a company may not issue 20% or more of the company's outstanding shares without a vote of the company's stockholders. Approval of the Securities Issuances requires the affirmative vote of the holders of a majority of the shares of Class A Common Stock voting on the Securities Issuances where the total number of votes cast represents over 50% of all outstanding shares of Class A Common Stock outstanding on the Record Date. Abstentions will have the same effect as a vote against the Securities Issuances. Broker non-votes will have the same effect as a vote against the Securities Issuances, unless the total number of votes cast with respect to the Securities Issuances is greater than 50% of the total number of shares outstanding, in which case broker non-votes have no effect on the Securities Issuances.

  The affirmative vote of the holders of a plurality of the issued and outstanding shares of Class A Common Stock present in person or by proxy and entitled to vote thereon at the Meeting is necessary to elect the Company's directors. Abstentions will have no effect on the Director Proposal. Broker non-votes will have no effect on the Director Proposal.

  The affirmative vote of the holders of a majority of the issued and outstanding shares of Class A Common Stock present in person or by proxy and entitled to vote thereon at the Meeting is necessary to ratify the appointment of the Company's independent accountants. Abstentions will have the same effect as a vote against the Ratification Proposal. Broker non-votes will have no effect on the Ratification Proposal.

PROXIES

  This Proxy Statement is being furnished to holders of shares of Class A Common Stock as of the Record Date in connection with the solicitation of proxies by the Board for use at the Meeting. If a stockholder does not return a properly executed proxy, and does not attend the Meeting, such stockholder's shares of Class A Common Stock will not be voted, which will have the same effect as a vote against the Merger Agreement, the Securities Issuances, the Charter Amendment, the Director Proposal and the Ratification Proposal. BECAUSE EACH OF THE

MARVEL PROPOSALS IS CONDITIONED UPON APPROVAL OF ALL OF THE MARVEL PROPOSALS, A VOTE AGAINST ANY OF THE MARVEL PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST APPROVAL OF ALL OF THE MARVEL PROPOSALS. If signed and returned, the proxy will authorize the persons named as proxy to vote on the matters referred to therein. Shares of Class A Common Stock represented by properly executed proxies received prior to or at the Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. It is not expected that any matter other than those referred to herein will be brought before the Meeting; however, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters. Executed proxies that contain no instructions to the contrary will be voted FOR approval of each of the Proposals. Stockholders are urged to mark the relevant boxes on the proxy to indicate how their shares of Class A Common Stock are to be voted.

  Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the Meeting by (i) delivering to the Secretary of the Company at the Company's principal offices before the Meeting an instrument of revocation bearing a later date or time than the date or time of the proxy being revoked; (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) voting in person at the Meeting. A stockholder's attendance at the Meeting will not by itself revoke a proxy given by such stockholder.

  The Meeting may be adjourned or postponed by the Company for any reason. If a quorum is not obtained, or if fewer shares of Class A Common Stock are likely to be voted in favor of approval of each of the Proposals than the number required for approval and adoption, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes. The Meeting may also be adjourned or postponed in order to obtain necessary regulatory approvals. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the meeting (except for any proxies which theretofore have been effectively revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

  The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited by the Company's directors, officers and other employees by personal interview, telephone and telegram. Such persons will receive no additional compensation for such services. In addition, the Company has retained Beacon Hill Partners, Inc. to assist in soliciting proxies for a fee estimated at $4,500 plus reimbursements of reasonable out-of-pocket expenses. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of Class A Common Stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable outofpocket expenses incurred when the solicitation materials are forwarded.

                             THE MARVEL PROPOSALS

BACKGROUND OF THE MARVEL PROPOSALS

 Events Preceding Marvel's Bankruptcy

  Although Marvel's consolidated net revenues increased through 1995 as a result of diversification into lines of business other than comic book publishing, certain significant and long-term changes in market conditions associated with Marvel's publishing and trading cards businesses have significantly and adversely affected Marvel's net revenues and operating results in recent periods. See "INFORMATION CONCERNING MARVEL."

  In recent years there has been an overall decline in the comic book market, including a reduction in readership and a significant reduction in speculative purchases, which has adversely affected Marvel's publishing business.

  Similarly, there has been a significant contraction in the sports trading card market related in part to lower speculative purchases. In addition, as a result of the baseball and basketball labor situations in 1994 and 1995, fan interest declined which adversely affected sports trading card sales and increased merchandise returns from vendors for those periods. Marvel has stated that it believes that these factors have negatively affected the sports trading card business, causing Marvel to experience lower sales, higher returns and higher inventory obsolescence. The level of demand for Marvel's entertainment trading cards is dependent on, among other factors, the commercial success and media exposure of the Marvel Characters and third party licensed products, as well as the market conditions in the comic book specialty stores. In 1994 and 1995, the sale of entertainment cards based on the Marvel Characters and third party licensed characters substantially offset the decline in sports trading cards. In 1996, however, Marvel's sales of entertainment trading cards were adversely affected by the lack of commercial success of properties licensed from third parties as well as the lower demand for trading cards based on comic book characters including the Marvel Characters. The minimum royalty and advertising contractual commitments to licensors, coupled with declines in Marvel's trading card net revenues, significantly and adversely affected the profit margins of Marvel's trading card business.

  Operating losses in the trading card and publishing businesses in 1996, as well as significant long-term changes in industry conditions, indicated to Marvel in 1996 the possibility of asset impairment. During the fourth quarter of 1996, Marvel evaluated the recoverability of the carrying value of long-lived assets, including goodwill and other intangibles, and recorded a non-cash charge of approximately $278.5 million, substantially all related to Marvel's trading card operations.

  In the fourth quarter of 1996, Marvel instituted a series of actions to reduce its operating costs. These actions included the termination of certain employees and the closure of certain facilities. In light of the underlying weaknesses in certain of Marvel's markets and the negative impact associated with the uncertainty surrounding Marvel's financial condition, Marvel made additional provisions for returns and inventory obsolescence and provided additional reserves. The aggregate amount of the foregoing charges was approximately $69.3 million, which included restructuring charges of $15.8 million.

  During the fourth quarter of 1996, Marvel recorded a charge of approximately $32.2 million to income tax expense to reduce the carrying value of deferred tax assets of certain subsidiaries. This adjustment was required given Marvel's inability, based on the projected financial results of Marvel, to utilize the benefits of net operating losses ("NOLs") against future taxable income from operations.

  Marvel experienced significant operating losses during 1995 and 1996, and failed to satisfy certain financial covenants contained in its credit agreements beginning in the Fall of 1996.

 Marvel's Bankruptcy

  On December 27, 1996, the Marvel Debtors filed voluntary petitions for relief and a plan of reorganization under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Marvel Debtors consist of Marvel, Characters, The Asher Candy Company, Fleer, Frank H. Fleer Corp., Heroes World Distribution, Inc., Malibu Comics Entertainment, Inc., Marvel Direct Marketing Inc., and SkyBox. The following are not Marvel Debtors: Panini, Marvel Restaurant Venture Corp. (a general partner in Marvel's Marvel Mania restaurant joint venture) and certain inactive subsidiaries of Marvel. In separate cases, Marvel Holdings Inc., which is the direct parent of Marvel ("Marvel Holdings"), and Marvel (Parent) Holdings Inc. ("Marvel (Parent)") and Marvel III Holdings Inc. ("Marvel III" and collectively with Marvel Holdings and Marvel (Parent), the "Marvel Holding Companies"), which are indirect parents of Marvel, also filed voluntary petitions for reorganization under chapter 11.

  From December 27, 1996 until December 22, 1997 (when a Trustee was appointed in the Marvel Debtors' cases), the Marvel Debtors operated their businesses and managed their properties as debtors in possession in accordance with the Bankruptcy Code.

  Concurrently with the filing of the chapter 11 petitions, the Marvel Debtors filed a proposed plan of reorganization under chapter 11 of the Bankruptcy Code (the "Andrews Plan of Reorganization"). Under the Andrews Plan of Reorganization, Andrews Group Incorporated, a Delaware corporation which was an indirect parent of Marvel ("Andrews Group"), entered into a Stock Purchase Agreement with Marvel (the "Stock Acquisition Agreement") pursuant to which Andrews Group or one of its affiliates would have acquired from Marvel approximately 80% of the outstanding Marvel Shares, after giving effect to such acquisition, in consideration for $365 million in cash or, at the option of Andrews Group, shares of the Company's Class A Common Stock or a combination of the foregoing.

  On December 27, 1996, following approval by an independent committee of the Company's board of directors, the Company entered into an Agreement and Plan of Merger with Andrews Group and Andrews Acquisition Corp. ("Andrews Acquisition"), an affiliate of Andrews Group, pursuant to which Andrews Group would have acquired the entire equity interest in the Company not otherwise acquired by Andrews Group from Mr. Perlmutter and Mr. Arad, by means of a merger (the "Andrews Group Merger") of the Company with and into Andrews Acquisition. On November 20, 1996, Andrews Group had entered into stock purchase agreements, which were subsequently amended on January 29, 1997, with Mr. Arad and with Mr. Perlmutter and certain of his affiliates (collectively, the "Perlmutter Group"), pursuant to which Andrews Group would, immediately prior to the Andrews Group Merger, have purchased all of the Class A Common Stock of the Company held by Mr. Arad and the Perlmutter Group.

  On February 26, 1997, upon consideration of a motion made by the Official Bondholders' Committee in the Marvel Holding Companies bankruptcy cases, the Bankruptcy Court granted relief from the automatic stay which relief allowed the Official Bondholders' Committee to exercise certain creditors' remedies. Those remedies included the right to direct the indenture trustee to vote the Marvel Shares and the capital stock of Marvel Holdings and Marvel (Parent) that is pledged under the indentures governing secured notes issued by the Marvel Holding Companies to the creditors represented by the Official Bondholders' Committee. Marvel and the Marvel Holding Companies had collectively pledged approximately 80% of the outstanding Marvel Shares under those indentures.

  On March 7, 1997, Andrews Group terminated the Stock Acquisition Agreement and the Marvel Debtors withdrew the Andrews Plan of Reorganization.

  On March 19, 1997, the Official Bondholders' Committee notified Marvel that it intended to exercise its voting rights to replace the board of directors of Marvel. On March 24, 1997, the Bankruptcy Court ruled that the Official Bondholders' Committee could exercise the voting rights associated with the capital stock of Marvel Holdings and Marvel (Parent), but could not exercise the voting rights associated with the Marvel Shares until authorized to do so by further order of the Bankruptcy Court.

  On April 24, 1997, the Official Bondholders' Committee exercised the voting rights associated with the capital stock of Marvel Holdings to remove the directors of Marvel Holdings and appoint designees of the Official Bondholders' Committee as the new directors of Marvel Holdings.

  On April 25, 1997, the Company signed a letter of intent (the "April Letter of Intent") with Marvel proposing a plan of reorganization for Marvel and its subsidiaries and, on May 7, 1997, the Company and Marvel filed a joint plan of reorganization (the "May Plan of Reorganization") with the Bankruptcy Court seeking to implement the transactions contemplated by the letter of intent. Also on May 7, 1997, the Company retained Warburg Dillon Read as its financial advisor. Under the May Plan of Reorganization, the Company would have merged with Marvel's publishing and licensing businesses to form a new entity. This new entity would have obtained a $250 million term loan and issued a 5-year $170 million note to satisfy certain claims of Marvel's current secured lenders. In addition, Marvel's secured lenders would have received 28% of the equity of the new entity and all of the stock of Marvel's Fleer/SkyBox and Panini subsidiaries. Marvel stockholders would have received two series of three-year warrants: the first entitling them to acquire 7.5% of the common stock of the new entity with an exercise price based upon the new entity having an enterprise value of $950 million, the second entitling them to acquire an additional 5% with an exercise price based upon an enterprise value of $1.1 billion.

  The May Plan of Reorganization allowed for an auction process with a minimum acceptable bid for the new entity that would yield net cash proceeds to the Marvel pre-petition secured lenders of approximately $430 million and yield the non-Marvel stockholders of the Company $285 million, or approximately $14 per share. Alternatively, Marvel could auction its publishing and licensing businesses with its 26.6% interest in the Company separately, but in the event of the consummation of the auction, the Company would receive a breakup fee of $7 million provided that certain conditions were met.

  Completion of the transactions contemplated by the May Plan of Reorganization was subject to, among other things, completion of due diligence by the Company. On May 20, 1997, the Company terminated the April Letter of Intent and withdrew from the May Plan of Reorganization.

  On May 21, 1997, the Company signed a proposed term sheet with the Official Bondholders' Committee pursuant to which Marvel and the Company would have combined to become separate subsidiaries of a new holding company. On May 29, 1997, the Company terminated that proposal.

  On May 14, 1997, the Bankruptcy Court ruled that Marvel Holdings could vote its Marvel Shares to change the board of directors of Marvel. Marvel appealed that ruling to the District Court. That court denied Marvel's appeal and on June 20, 1997, Marvel Holdings voted its Marvel Shares to remove the directors of Marvel and appointed a new board of directors. Also on June 20, 1997, the five directors of the Company who were designees of Characters resigned from the Company's Board.

  As a result of the proceedings in the Marvel bankruptcy cases, culminating in the June 20, 1997 election of new members to Marvel's board of directors replacing Ronald O. Perelman and the other then incumbent directors of Marvel, Characters' voting power of the Company's equity stock was reduced, pursuant to the Stockholders' Agreement, dated as of March 2, 1995, by and among the Company, Marvel, Mr. Perlmutter and Mr. Arad (the "Stockholders' Agreement"), from approximately 78.4% to approximately 26.6%. With this reduction in voting power, Characters lost the ability to control the election of directors to the Company's Board and to control the affairs and operations of the Company.

  The reduction in Characters' stockholder voting power from 78.4% to 26.6% resulted from the mandatory conversion of all of the shares of Class B common stock, par value $.01 per share ("Class B Common Stock"), of the Company held by Characters into shares of Class A Common Stock. Under the Stockholders' Agreement, the loss of control of Marvel by Mr. Perelman triggered the mandatory conversion of the shares of Class B Common Stock held by Characters into an equal number of shares of Class A Common Stock. Prior to the conversion of its shares of Class B Common Stock, which afforded Characters ten votes per share, Characters held approximately 78.4% of the voting power of the Company's Common Stock. As a result of the conversion, Characters holds approximately 26.6% of the voting power of the Company.

  The enforceability of the conversion provisions of the Stockholders' Agreement was disputed by the Trustee, by the equity committee appointed in those cases and by High River and Westgate. High River is an affiliate of Carl
C. Icahn and Westgate is an affiliate of Vincent Intrieri, both of whom were members of Marvel's board of directors. Those parties maintained that Characters continues to own shares of Class B Common Stock. On June 20, 1997, Characters purported to exercise the 78.4% voting power associated with those shares to remove a majority of the Company's directors and to replace them with Marvel nominees. On June 23, 1997, the Company, Mr. Perlmutter, the Perlmutter Group and Mr. Arad commenced adversary proceedings (the "Toy Biz Governance Litigation") in the Bankruptcy Court in the Bankruptcy Case against Marvel, Characters and Marvel Holdings, for a declaration that the Class B Common Stock owned of record by Characters converted to Class A Common Stock on or before June 20, 1997 and that the incumbent board of the Company is the Company's duly constituted board and for an injunction enjoining those defendants from interfering with the proper and orderly functioning of the Company's incumbent board of directors. Also on June 23, 1997, the members of the Company's Board who remained in office after the resignation of the Marvel designees elected four individuals to fill vacancies created by those resignations.

  On July 10, 1997, the Company along with the principal unsecured creditors of the Marvel Holding Companies and The Chase Manhattan Bank, one of the principal Fixed Senior Secured Lenders, announced an agreement in principle (the "July Agreement in Principle") on certain key economic terms of an arrangement to combine the Company and Marvel. In connection with the combination, the Company's stockholders, other than Characters, would have received 49% of the capital stock of the Company and Marvel stockholders, including holders of the Marvel Holding Companies bonds, would have received 51% of the capital stock of the Company, pursuant to a rights offering. Marvel stockholders, including holders of certain bonds issued by the Marvel Holding Companies, would also have provided the combined entity with $225 million in term indebtedness pursuant to the rights offering. The success of the rights offering would have been guaranteed by High River Limited Partnership and Westgate International, two holders of the Marvel Holding Companies bonds (the "Stand-By Purchasers"), which are controlled by Carl C. Icahn and Vincent Intrieri, respectively, both of whom were, at the time, members of Marvel's board of directors. The Stand-By Purchasers would have purchased the debt held by Marvel's secured lenders in exchange for $395 million in cash and would have had the right to elect a majority of the board of directors of the combined entity. The debt purchased by the Stand-By Purchasers from Marvel's secured lenders was to have been repaid with the proceeds of the rights offering.

  The Fixed Senior Secured Lenders and the Contingent Senior Secured Lenders (together, the "Senior Secured Lenders") would also have received Marvel's Fleer/SkyBox and Panini subsidiaries and warrants to acquire 10% of the combined entity. The warrants would have had an exercise price based on the combined entity having a net equity value of $525 million.

  The agreement in principle was subject to, among other things, negotiation and execution of definitive agreements.

  Through July and August, 1997, Marvel, The Chase Manhattan Bank and the Company attempted to negotiate definitive agreements to reflect the July Agreement in Principle. Those efforts to negotiate definitive agreements finally terminated in late August, 1997.

  On September 16, 1997, Marvel and The Chase Manhattan Bank announced that a new settlement had been reached between Marvel and The Chase Manhattan Bank (the "September Marvel Proposal"). The September Marvel Proposal did not involve the Company and contemplated the purchase by the principal unsecured creditors of the Marvel Holding Companies of more than one-half in number and two-thirds in amount of the claims of Marvel's pre-petition lenders. The September Marvel Proposal required The Chase Manhattan Bank to provide the requisite consents to the proposal from those pre-petition lenders by no later than October 7, 1997.

  During the first week of October, 1997, representatives of the Company met with certain Senior Secured Lenders, Marvel's pre-petition lenders and their counsel to discuss and negotiate a further proposal for the combination of Marvel and the Company (the "October Company Proposal").

  On October 6, 1997, the Board met to discuss its proposal with those Senior Secured Lenders and their counsel. At the meeting, Joseph Ahearn, the Company's President and Chief Executive Officer, and representatives of Warburg Dillon Read and the Company's outside legal counsel explained the proposed transaction to the Board. Representatives of Warburg Dillon Read verbally expressed their preliminary view, based upon the information then presented to them, that the October Company Proposal would be fair to the public stockholders. The Board did not vote on the proposal at that meeting.

  On October 7, 1997, the Board met again to discuss the October Company Proposal. At the meeting, Mr. Ahearn and the Company's outside legal counsel updated the Board on changes to the proposed transaction that had occurred as a result of on-going negotiations with those Senior Secured Lenders. The Board discussed the proposed transaction and unanimously approved both the proposed transaction and the grants by Mr. Perlmutter and Mr. Arad of the stock options and proxies pursuant to the Proxy and Stock Option Agreements.

  On October 7, 1997 the Chase Manhattan Bank informed Marvel that it had been unsuccessful in obtaining sufficient consents from pre-petition lenders to satisfy the requirements of the September Marvel Proposal.

  On October 8, 1997, the Company entered into the original Master Agreement (the "Original Master Agreement") with certain Participating Marvel Lenders, and Mr. Perlmutter and Mr. Arad entered into the Proxy and Stock Option Agreements. The Original Master Agreement required that a majority in number of holders of Marvel's Senior Secured Claims and holders of at least two-thirds in amount of Marvel's Senior Secured Claims become parties to the Master Agreement by November 21, 1997.

  On October 30, 1997, Marvel and its subsidiaries commenced an action against the Company, its directors and a number of other defendants in the District Court. The complaint against the Company and its directors alleged that the Company and its directors breached their fiduciary duty to Marvel, as a minority stockholder in the Company, and otherwise wrongfully acted, in putting forward the reorganization proposal to combine the Company and Marvel and thereby conclude Marvel's bankruptcy proceedings and by refusing to recognize Marvel's designees to the Company's board of directors. The complaint also alleged that the Company's proposed reorganization plan violated certain provisions of the Bankruptcy Code and was therefore invalid. The complaint further alleged that the Company breached an agreement with Marvel by failing to contribute any amounts to the operations of Marvel Studios. Finally, the complaint alleged that the Company wrongfully interfered with Marvel's efforts to negotiate with the Senior Secured Lenders for the resolution of the bankruptcy proceedings. The Plan provides for the release of all claims in this action except for claims against Ronald O. Perelman, certain of his affiliates and certain other former directors of Marvel. Under the Plan, those non-released claims will become the property of the MAFCO Litigation Trust. See "THE MARVEL PROPOSALS--Certain Litigation."

  On November 1, 1997, the Board met to discuss the litigation commenced by Marvel and its subsidiaries and the status of continued negotiations by representatives of the Company with representatives of the Senior Secured Lenders. At the meeting Mr. Ahearn and representatives of Warburg Dillon Read and the Company's outside legal counsel described proposed changes to the transaction contemplated by the Original Master Agreement and representatives of Warburg Dillon Read confirmed that the proposed changes would not negatively affect their preliminary view verbally expressed at the October 6, 1997 meeting. The Board discussed and unanimously approved those proposed changes.

  On November 17, 1997, the District Court withdrew the order referring the Bankruptcy Case to the Bankruptcy Court and all matters relating to that case are currently pending in the District Court.

  On November 19, 1997, Zib Inc., Dickstein and the Company entered into the Commitment Letter. See "THE MARVEL PROPOSALS--Interests of Certain Persons in the Merger--The Commitment Letter."

  The Company and the Participating Marvel Lenders entered into the Master Agreement, dated as of November 19, 1997, and Messrs. Perlmutter and Arad entered into the Proxy and Stock Option Agreements.

  On November 21, 1997, the Company and the Participating Marvel Lenders filed the first version of the Plan with the District Court, and the Company filed a Disclosure Statement therewith.

  On December 19, 1997, Warburg Dillon Read issued its written opinion addressed to the Board, confirming the preliminary views of its representatives expressed at the November 1, 1997 Board meeting concerning the fairness to the public stockholders of the transaction approved at that meeting.

  On December 12, 1997, the District Court ordered the appointment of a Trustee to manage the affairs of the Marvel Debtors. The Honorable John J. Gibbons was appointed ten days later and presently holds that position.

  On December 23, 1997, the Creditors' Committee filed a motion pursuant to Rule 60(b) of the Federal Rules of Civil Procedure, which seeks an order vacating the Bankruptcy Court's "first day" order authorizing the payment of certain pre-petition unsecured claims. The motion alleges that approximately $40 million was paid pursuant to that order, despite the Bankruptcy Code's requirement that creditors with the same types of claims be accorded the same treatment. If the District Court vacates the order, it may be possible for the Trustee or other parties (including the Company, if appropriate) to seek the return of the funds paid to those former creditors. Pursuant to the Plan, this motion, and the rights and claims to which it may give rise, will become the property of the Avoidance Litigation Trust.

  On March 12, 1998, the District Court held a hearing on the Company's request for summary judgment in its favor on its claims with respect to the Toy Biz Governance Litigation.

  On March 13, 1998, the Company mailed an amended Disclosure Statement in connection with the then-current version of the Plan, in a form approved by the District Court, to creditors and stockholders of Marvel.

  On March 30, 1998, the District Court granted the Company's motion for summary judgment with respect to the Toy Biz Governance Litigation and directed the entry of a judgment declaring that as a result of the June 20, 1997 change of control of Marvel, the Class B Common Stock owned by Characters converted, as of that date, into Class A Common Stock. The Trustee and several other parties filed an appeal of this determination to the United States Court of Appeals for the Third Circuit (the "Court of Appeals"), and a hearing on that appeal was scheduled for June 9, 1998.

  On April 13, 1998, the Court of Appeals stayed, pending the outcome of that appeal, the previously scheduled confirmation hearing on the then-current version of the Plan. During late April and early May, 1998, representatives of the Company met with the Trustee and his counsel to negotiate the terms of a settlement of the Toy Biz Governance Litigation and the litigation commenced on October 30, 1997 by Marvel against the Company, Marvel's secured lenders and other parties.

  On April 17, 1998, trading of the Marvel Shares was suspended by the NYSE. Since that time, the Marvel Shares have traded in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Electronic Bulletin Board with the ticker symbol "MRVGQ."

  On May 5, 1998, the Board met to discuss the proposed terms of the settlement of the Toy Biz Governance Litigation and the litigation commenced by Marvel against the Company, its Board and related parties on October 30, 1997 being negotiated with the Trustee. At the meeting, Mr. Ahearn and the Company's outside legal counsel explained the proposed terms of the settlement and the potential impact of the proposed settlement on the ability of the Company to proceed toward confirmation of the then-current version of the Plan. Also at the meeting, representatives of Warburg Dillon Read confirmed that the proposed changes would not negatively affect their preliminary view verbally expressed at the October 6, 1997 meeting. The Board discussed and unanimously approved the proposed settlement.

  On May 12, 1998, an agreement, subsequently approved by the District Court on June 25, 1998, was reached among the Company, the Trustee, representatives of Marvel's senior secured lenders and certain other parties to settle the Toy Biz Governance Litigation and the litigation commenced by Marvel against the Company, its Board and related parties on October 30, 1997.

  During late May, 1998, representatives of the Company met with representatives of the principal unsecured creditors of the Marvel Holding Companies and the Marvel equity holders to attempt to negotiate an agreement under which those parties would agree to support the Plan. On May 21, 1998, the Board met to discuss the proposed terms of the agreement being negotiated with the representatives of the principal unsecured creditors and the Marvel equity holders. At the meeting, Mr. Ahearn and the Company's outside legal counsel explained the proposed changes to the then-current version of the Plan to implement those proposed terms. Also at the meeting, representatives of Warburg Dillon Read confirmed that the proposed changes to the Plan would not negatively affect their preliminary view verbally expressed at the November 1, 1997 meeting. The Board discussed and unanimously approved those proposed changes to the Plan. Negotiations of those proposed changes to the Plan were not, however, successful by May 29, 1998, when the Court of Appeals lifted its stay and a confirmation hearing on the Plan was scheduled for June 30, 1998.

  On June 30 and July 1, 1998, the District Court held the confirmation hearing on the Plan in its then-current form and, on July 13, 1998, the District Court confirmed the Plan in that form. The Plan as confirmed in mid-July did not have the support of the Creditors' Committee or the committee representing the stockholders of Marvel (the "Equity Committee"). Those two committees appealed the District Court's July 13, 1998 order confirming the Plan in its then-current form. Negotiations in late July between the parties who supported the version of the Plan as confirmed in mid-July and the Creditors' Committee and Equity Committee resulted in the Plan, which was substantially the same as the form of the Plan approved by the Board at its meeting on May 21, 1998. The Plan was approved by the District Court on July 31, 1998.

REASONS FOR THE MARVEL PROPOSALS; FACTORS CONSIDERED BY THE BOARD

  The Board unanimously approved the Merger Agreement and the terms of the Plan at a meeting on May 21, 1998. The Board believes that the terms of the Merger and the Plan are in the best interests of the Company and its stockholders and recommends that the stockholders vote FOR approval of the Marvel Proposals.

  In reaching its conclusion to approve the Merger, Charter Amendment, Securities Issuances and transactions provided for in the Plan, the Board considered a number of factors, including, without limitation, the factors discussed below. The Board did not find it practical and did not attempt to quantify or attach a specific weight to such factors in its deliberations.

  The Board believed that the Merger, the Securities Issuances and the transactions contemplated by the Plan made economic sense and the Board considered it of great significance that the Merger will resolve the Bankruptcy Case, will resolve uncertainty concerning control of the Company caused by appeals of the District Court's decision in the Toy Biz Governance Litigation and will assure the Company of control over the Marvel Characters.

  In unanimously approving the Merger, Charter Amendment, Securities Issuances and Plan, the Board consulted with the Company's management as well as its financial and legal advisors and considered a number of factors, including, but not limited to, the following:

  Importance of the Marvel Characters. Toys based on the Marvel Characters are responsible for a significant portion of the Company's sales. Approximately 55%, 35%, 36% and 46% of the Company's U.S. net sales in 1995, 1996, 1997 and the quarter ended March 31, 1998, respectively, were derived from the sale of products based on the Marvel Characters. In addition, a substantial portion of the Company's international sales are of products based on the Marvel Characters. While the Company has what the Board believes to be a strong core business of other toys, the Board believes that sales of toys based on the Marvel Characters are an important part of the Company's business.

  The Board believes that concerns among retailers as to the impact of the Bankruptcy Case have had a significant, adverse effect on sales of the Company's toys based on the Marvel Characters and, to a lesser extent, on sales of the Company's other toys. The Company's net sales declined by approximately 32% from 1996 to 1997. During this period the Company experienced a 31% decline in domestic sales of Marvel products from 1996 to 1997. The Company's net income declined from approximately $16.7 million in 1996 to a net loss of approximately $29.5 million in 1997. In addition, the Board believes that awareness among retailers of the impending bankruptcy filing by Marvel during late 1996 adversely affected sales of the Company's products based on the Marvel Characters during 1996.

  The Board believes that these declines were attributable, in large part, to concerns among retailers as to the impact of the Bankruptcy Case on the future of the Marvel brand, as well as the significant amount of extraordinary professional fees which the Company has been forced to incur since the inception of the Bankruptcy Case.

  The Board believes that resolution of the Bankruptcy Case is important to the future of the Company's business.

  Control Over the Marvel Characters. Various parties in interest in the Bankruptcy Case have threatened directly or indirectly to seek to reject the Marvel License in the Bankruptcy Case. Although the Trustee has been appointed in those cases, the threat of a motion to reject the Marvel License remains. Consummation of the Plan and the Merger will eliminate that threat. The Board believes that direct control over the development and media exploitation of the Marvel Characters is important to protect and further develop the Company's toy lines based on those characters.

  Cost Savings and Creative Synergies. The Board believes that the combination of the Company's toy business with Marvel's entertainment and publishing businesses will create opportunities for synergies and cost reductions that have the potential to result in an overall lower cost structure for the Company. In addition, the Company believes that the combination of the creative abilities of its toy design staff and Marvel's publishing and entertainment staff has the potential to generate greater and more profitable creative development of the Marvel Characters.

  Opinion of the Company's Financial Advisor. Warburg Dillon Read has provided the Board with an evaluation of the fairness, from a financial point of view, to the Public Stockholders (as defined below) of the consideration to be received by the Company pursuant to the Plan and the Merger Agreement. See "-- Opinion of the Company's Financial Advisor."

  The Board also considered the risks described above under "RISK FACTORS."

  THE COMPANY'S STOCKHOLDERS ARE URGED TO REVIEW CAREFULLY THE FACTORS DISCUSSED IN "RISK FACTORS" IN CONNECTION WITH EVALUATING AND VOTING ON THE MARVEL PROPOSALS.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

  Warburg Dillon Read was retained by the Company to act as its financial advisor in connection with the Plan, the Securities Issuances and the Merger. In connection with this engagement, the Company requested that Warburg Dillon Read evaluate the fairness, from a financial point of view, to the holders (other than subsidiaries of Marvel and the Trustee as their trustee in bankruptcy, Messrs. Arad or Perlmutter, or recipients of stock under the Plan) (the "Public Stockholders") of the Company's Class A Common Stock of the consideration to be received by the Company pursuant to the Plan and the Merger Agreement. The Company selected Warburg Dillon Read as its financial advisor on the basis of Warburg Dillon Read's experience and expertise in transactions similar to those contemplated by the Plan and the Marvel Proposals, and its reputation in investment communities. On December 19, 1997 Warburg Dillon Read first delivered to the Company's Board an opinion which stated that, as of such date, the consideration to be received by the Company pursuant to the Plan and the Merger in exchange for the Securities Issuances was fair, from a financial point of view, to the Public Stockholders. That opinion was substantially reissued by Warburg Dillon Read on August 12, 1998 after certain changes to the Plan. THE FULL TEXT OF THE FINAL OPINION IS ATTACHED HERETO AS ANNEX E, WHICH STOCKHOLDERS ARE ENCOURAGED TO READ IN ITS ENTIRETY.

  In arriving at its opinion, Warburg Dillon Read, among other things: (i) reviewed the financial terms of the Plan and the Merger Agreement, (ii) reviewed certain publicly available business and historical financial information relating to the Company and Marvel, (iii) reviewed the Third Amended Disclosure Statement of the Company relating to the Second Amended Joint Plan of Reorganization proposed by the Secured Lenders and the Company dated March 12, 1998 (the "Disclosure Statement"), (iv) considered the view of the Company's management relating to the interdependency of the businesses of the Company and Marvel, (v) reviewed certain management estimates and company financial forecasts prepared by the management of the Company, (vi) reviewed certain financial information and other data provided to Warburg Dillon Read by Marvel and the Company that was not publicly available relating to the business and prospects of the Company and Marvel, (vii) conducted discussions with members of the senior management of the Company with respect to the operations, financial condition, history and prospects of each company, (viii) conducted limited discussions with members of the senior management of Marvel with respect to the operations, financial condition, history and prospects of each company, (ix) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business Warburg Dillon Read believed to be generally comparable to those of the Company and Marvel,
(x) considered the pro forma effects of the Plan, Merger, the Securities Issuances and the transactions contemplated thereby on the Company's financial statements and reviewed certain estimates of synergies prepared by the management of the Company, (xi) reviewed the historical market prices and trading volumes of the Class A Common Stock and the Marvel Shares, (xii) compared the financial terms of the Plan, Merger, the Securities Issuances and the transactions contemplated thereby with the financial terms of certain other transactions which Warburg Dillon Read believed to be generally comparable to the Plan, Merger, the Securities Issuances and the transactions contemplated thereby and (xiii) conducted such other financial studies, analyses, and investigations, considered such other information and made such assumptions as Warburg Dillon Read deemed necessary or appropriate.

  In rendering its opinion, Warburg Dillon Read assumed and relied, without independent verification, upon the accuracy and completeness of the financial and other information publicly available or furnished to or otherwise discussed with Warburg Dillon Read, including that the estimated distributions set forth in the Proposed Disclosure Statement will be made in accordance with such estimates.

  With respect to financial forecasts and other information provided to or otherwise discussed with Warburg Dillon Read, Warburg Dillon Read assumed that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the expected future financial performance of the Company and Marvel and the possible synergies and cost savings available from the Plan, Merger, the Securities Issuances and the transactions contemplated thereby. Warburg Dillon Read did not express any opinion as to what the value of the Common Stock will be when issued pursuant to the Plan, Merger and Securities Issuances or the price at which the Common Stock will trade subsequent to the Merger, and Warburg Dillon Read did not make any recommendation to any stockholders of the Company with respect to the advisability of disposing of or retaining the Common Stock following the Merger. In addition, Warburg Dillon Read did not make or obtain an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Marvel, nor did Warburg Dillon Read make a physical inspection of the properties or assets of the Company or Marvel. Warburg Dillon Read was not asked to consider and its opinion does not address the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. No limitations were imposed by the Company on Warburg Dillon Read with respect to investigations made or procedures followed by Warburg Dillon Read in rendering its opinion.

  The full text of the written opinion of Warburg Dillon Read, which sets forth the material assumptions made, matters considered, and limitations on the review undertaken, is attached as Annex E to this Proxy Statement. Public Stockholders are urged to read this opinion carefully in its entirety. Warburg Dillon Read's opinion is directed only to the fairness of the ratio of the exchange consideration to be received by the Public Stockholders pursuant to the Plan and the Merger Agreement from a financial point of view, does not address any other aspect of the Merger, and does not constitute a recommendation to the Public Stockholders as to how such holder should vote at the Meeting.

  In preparing its opinion to the Board, Warburg Dillon Read performed a variety of financial and comparative analyses, including those described below. The summary of such analyses, sets forth all material matters relevant thereto. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. In arriving at its opinion, Warburg Dillon Read did not assign any particular weight to any analysis or factor considered by it, but rather made qualitative judgments based on its experience in rendering such opinions and on then existing economic, monetary and market conditions as to the significance and relevance of each analysis and factor. Accordingly, Warburg Dillon Read believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its opinion. In its analyses, Warburg Dillon Read made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the Company's and Marvel's control. Any estimates contained in Warburg Dillon Read's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of a business or securities do not purport to be appraisals or to reflect the actual prices at which businesses or securities might be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

  The following summarizes the material quantitative analyses relating to the Company and Marvel performed by Warburg Dillon Read in arriving at the opinion, dated August 12, 1998 presented to the Company's Board.

  Discounted Cash Flow Analysis for the Company. Warburg Dillon Read performed a discounted cash flow analysis of the Company using a set of underlying operating assumptions which were based upon financial forecasts provided by the Company's management. Utilizing the financial forecasts, Warburg Dillon Read calculated the theoretical discounted present value of equity for the Company by adding together the present value of (i) the future stream of unlevered free cash flows through the year 2001, (ii) the future value of the Company at the end of the year 2001 (the "Terminal Value"), and (iii) the estimated cash balance at year-end December 31, 1997 less estimated total debt of the Company. The Terminal Value was calculated based on multiples of earnings before interest, taxes, depreciation and amortization for 2001 ranging from 9.0x to 11.0x. The cash flow streams and terminal values were then discounted to present values using a range of discount rates from 11.0% to 13.0%. The terminal multiples and discount rates were chosen based on several assumptions regarding factors such as inflation rates, interest rates, the inherent risk in the Company's business and products as well as the toy and publishing industries as a whole, and the estimated cost of capital of the Company. The theoretical equity value of the Company based on the set of projections produced a range of values per share of the Company of $8.11 to $12.36, with a median value of $10.16.

  Summary of Comparable Publishing Companies Analysis. Using publicly available information, Warburg Dillon Read reviewed the stock prices and market multiples of common stocks of the following companies in the publishing business: Golden Books Family Entertainment, Inc., Scholastic Corporation, Viacom, Inc. and the Walt Disney Company. Warburg Dillon Read believes these companies are engaged in lines of business that are generally comparable to those of Marvel. Warburg Dillon Read determined the equity market value and derived an "enterprise value" (defined as equity market value adjusted by adding total debt and subtracting cash and cash equivalents) for each of these comparable companies, and calculated a range of such enterprise values as a multiple of the latest 12 months net sales; earnings before interest, taxes, depreciation and amortization; and earnings before interest and taxes. Enterprise value as a multiple of the latest 12 months net sales at the median was 1.7x and ranged from 1.0x to 3.9x for the comparable companies. Enterprise value as a multiple of the latest 12 months earnings before interest, taxes, depreciation and amortization at the median was 12.8x and ranged from 11.9x to 13.3x. Enterprise value as a multiple of the latest 12 months earnings before interest and taxes at the median was 28.2x and ranged from 16.0x to 46.2x.

  Warburg Dillon Read also considered the equity value for each of these comparable companies, and calculated a range of equity values as a multiple of 1997 and 1998 earnings per share estimates based on publicly available analyst financial forecasts. Equity value to 1997 earnings per share estimates for these comparable companies at the median was 24.7x, and ranged from 22.1x to 27.3x. Equity value to 1998 earnings per share estimates at the median was 19.4x, and ranged from 15.4x to 23.3x.

  Summary of Comparable Toy Designing, Marketing and Distributing Companies Analysis. Using publicly available information, Warburg Dillon Read reviewed the stock prices and market multiples of common stocks of the following companies in the toy designing, marketing, and distribution businesses: Empire of Carolina, Inc., Hasbro Inc., Lewis Galoob Toys, Inc., Mattel, Inc., Play By Play Toys & Novelties, Inc., Russ Berrie and Co., Inc. and Yes! Entertainment Corporation. Warburg Dillon Read believes these companies are engaged in lines of business that are generally comparable to those of the Company.

  Warburg Dillon Read determined the equity market value and derived an "enterprise value" (defined as equity market value adjusted by adding total debt and subtracting cash and cash equivalents) for each of these comparable companies, and calculated a range of such enterprise values as a multiple of the latest 12 months net sales; earnings before interest, taxes, depreciation and amortization; and earnings before interest and taxes. Enterprise value as a multiple of the latest 12 months net sales at the median was 1.0x and ranged from 0.4x to 2.8x for these comparable companies. Enterprise value as a multiple of the latest 12 months earnings before interest, taxes, depreciation and amortization at the median was 9.6x and ranged from 6.9x to 14.1x. Enterprise value as a multiple of the latest 12 months earnings before interest and taxes at the median was 12.4x and ranged from 7.3x to 18.2x.

  Warburg Dillon Read also considered the equity value for each of these comparable companies, and calculated a range of equity values as a multiple of 1997 and 1998 earnings per share estimates based on publicly available analyst financial forecasts. Equity value to 1997 earnings per share estimates for these comparable companies at the median was 19.7x, and ranged from 12.0x to 29.8x. Equity value to 1998 earnings per share estimates at the median was 13.4x, and ranged from 5.6x to 32.3x.

  Summary of Comparable Publishing Merger and Acquisitions Analysis. Using publicly available information, Warburg Dillon Read reviewed the purchase prices and multiples paid in selected mergers and acquisitions involving publishing related companies which Warburg Dillon Read deemed relevant in evaluating the Merger. Warburg Dillon Read reviewed the acquisition of Providence Journal by AH Belo Corp, the acquisition of CR Gibson by Thomas Nelson, the acquisition of Multimedia by Gannet Co. Inc., the acquisition of Sky Box International by Marvel and the acquisition of Affiliated Publications by the New York Times Company.

  Warburg Dillon Read considered multiples of the enterprise value of the transactions (consideration offered for the equity plus the debt assumed less the cash and equivalents of the acquired company) to the net sales; earnings before interest, taxes, depreciation and amortization; and earnings before interest and taxes of the acquired businesses for the 12 months preceding the acquisition announcement. The multiples of net sales for the 12 months preceding the acquisition announcement at the median were 2.6x and ranged from 1.1x to 5.3x. The multiples of earnings before interest, taxes, depreciation and amortization for the 12 months preceding the acquisition announcement at the median were 12.1x and ranged from 5.1x to 27.6x. The multiples of earnings before interest and taxes for the 12 months preceding the acquisition announcement at the median were 12.1x and ranged from 5.2x to 20.7x.


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

  Summary of Comparable Toy Designing, Marketing and Distribution Merger and Acquisitions Analysis. Using publicly available information, Warburg Dillon Read reviewed the purchase prices and multiples paid in selected mergers and acquisitions involving toy designing, marketing, and distribution related companies which Warburg Dillon Read deemed relevant in evaluating the Merger. Warburg Dillon Read reviewed the acquisition of ERO, Inc. by Hedstrom, the acquisition of CapToys, Oddzon Products Inc. by Hasbro Inc., the acquisition of Tyco Toys Inc. by Mattel Inc., the acquisition of Buddy L-Toy Business (SML International) by Empire of Carolina, the acquisition of Revell-Monogram Inc. by Hallmark Cards Inc., and the acquisition of Fisher Price by Mattel Inc.

  Warburg Dillon Read considered multiples of the enterprise value of the transactions (consideration offered for the equity plus the debt assumed less the cash and equivalents of the acquired company) to the net sales; earnings before interest, taxes, depreciation and amortization; and earnings before interest and taxes of the acquired businesses for the 12 months preceding the acquisition announcement. The multiples of net sales for the 12 months preceding the acquisition announcement at the median were 1.3x and ranged from 1.0x to 1.6x. The multiples of earnings before interest, taxes, depreciation and amortization for the 12 months preceding the acquisition announcement at the median were 8.4x and ranged from 6.9x to 20.4x. The multiples of earnings before interest and taxes for the 12 months preceding the acquisition announcement at the median were 11.4x and ranged from 10.2x to 17.4x.

  Pro Forma Merger Analyses. Warburg Dillon Read analyzed certain pro forma effects resulting from the Merger, including the impact of the Merger on the Company's balance sheet, leverage, interest coverage ratio, and earnings per share.

  Pursuant to an engagement letter, dated May 9, 1997, between the Company and Dillon, Read & Co. Inc., predecessor company to Warburg Dillon Read, the Company agreed to pay Warburg Dillon Read (i) a fee of $1,000,000 for services rendered in connection with the preparation of its fairness opinion, (ii) a retainer of $75,000 per month with a minimum aggregate amount of $1,000,000, and (iii) a fee of $1,500,000 upon the occurrence of the proposed transaction. The Company has also agreed to reimburse Warburg Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Warburg Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws.

  Warburg Dillon Read, in addition to the rendering of its fairness opinion to the Company, is the proposed initial purchaser of $200 million principal amount of the Senior Notes, for which it will be entitled to customary fees. The Company has received commitment letters from Warburg Dillon Read and UBS, an affiliate of Warburg Dillon Read pursuant to which UBS will provide, and Warburg Dillon Read will arrange, the Working Capital Facility. In the event that the Senior Notes are not issued at the closing of the Merger, the Company believes it will be able to obtain the Bridge Facility, with the expectation that any funding under the Bridge Facility would be repaid by a subsequent issue of Senior Notes. See "--Financing of the Transactions Contemplated by the Plan."

EFFECTS OF THE MERGER

  The certificate of incorporation of Acquisition will, following the Effective Time, be the certificate of incorporation of the surviving corporation, until thereafter amended in accordance with applicable law. The by-laws of Acquisition will, following the Effective Time, be the by-laws of the surviving corporation, until thereafter amended in accordance with applicable law.

  As a result of the Merger, each Marvel Share will be canceled and, as a result, no longer be publicly traded. Immediately following the Effective Time, the Marvel Equity Holders will receive Stockholder Series A Warrants, Stockholder Series B Warrants, Stockholder Series C Warrants and an interest in the MAFCO Litigation Trust.


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

PLANS FOR THE COMPANY AFTER THE CONSUMMATION OF THE MERGER AND THE MARVEL PROPOSALS

  Upon the consummation of the Merger, Securities Issuances and Charter Amendment, the Company will continue to operate the businesses presently operated by Marvel and the Company. It is contemplated that, following the consummation of the Merger, Securities Issuances and Charter Amendment, the Company will exploit opportunities for synergies and cost reductions in the business operations of Marvel and the Company on a combined basis.

LIMITATION OF LIABILITY; INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Amended Certificate of Incorporation will limit personal liability of the Company's directors to the fullest extent permitted by DGCL. Section 102(b)(7) of DGCL enables a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duties as a director, but no such provision may eliminate or limit the liability of a director (i) for any breach of the duty of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of DGCL (dealing with illegal redemptions and stock repurchases), or (iv) for any transaction from which the director derived an improper personal benefit.

INDEMNIFICATION AND ADVANCES OF EXPENSES

  The Amended By-Laws will authorize, to the fullest extent permitted by the DGCL, only as authorized in the specific case upon the making of a determination that indemnification of the person is proper in the circumstances because he has met the applicable standard of conduct prescribed in Sections 145(a) and (b) of the DGCL, that the Company shall indemnify and hold harmless any person who was or is a director, officer or incorporator of the Company from and against any and all expenses (including counsel fees and disbursements), judgments, fines (including counsel fees, disbursements, and excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement that may be imposed upon or incurred by him in connection with, or as a result of, any threatened, pending, or completed proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Company), in which he is or may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer or incorporator of the Company or is or was serving at the request of the Company as a director, officer, incorporator, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), whether or not he continues to be such at the time such expenses and judgments, fines and amounts paid in settlement shall have been imposed or incurred. The Company shall be required to indemnify such a person who is or was a director, officer, or incorporator in connection with a proceeding (or part thereof) initiated by such person, however, only if the initiation of such proceeding (or part thereof) by such person was authorized by the Board. Such right of indemnification shall inure whether or not such expenses and judgments, fines and amounts paid in settlement are imposed or incurred based on matters which antedate the adoption of the Amended By-Laws. Such right of indemnification shall continue as to a person who has ceased to be a director, officer or incorporator of the Company, and shall inure to the benefit of the heirs and personal representatives of such a person.

  Section 145 of the DGCL permits the Company to, and the Amended By-Laws will, provide that expenses incurred by a person who is or was a director, officer or incorporator of the Company in defending or investigating a threatened or pending action, suit or proceeding in which such person is or may become involved, as a party or otherwise, by reason of the fact that he is or was a director, officer, or incorporator of the Company or is or was serving at the request of the Company as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be paid by the Company in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company.


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

  The rights to indemnification and advancement of expenses provided by the Amended By-Laws shall not be deemed exclusive of any other rights that will or may be provided in the Amended By-Laws, by any agreement, by vote of stockholders, by resolution of directors, by provision of law or otherwise.

DIRECTORS' AND OFFICERS' INSURANCE

  Section 145 of the DGCL permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability. The Amended Certificate of Incorporation will authorize the Company to purchase and maintain insurance protecting its officers and directors as permitted by the DGCL. However, the Company and the directors or officers cannot be sure that such insurance coverage will continue to be available in the future or, if available, that it will not be unreasonably expensive to purchase and maintain.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  Certain members of the Board may be deemed to have certain interests in the Merger, the Securities Issuances, the Charter Amendment and the other transactions provided for in the Plan that are in addition to their interests as stockholders of the Company generally. The Board was aware of these interests when it considered and approved the Merger, the Securities Issuances and the Charter Amendment. See "CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS."

  Stockholders' Agreement. Messrs. Arad and Perlmutter will enter into a stockholders' agreement with the Company, the Participating Marvel Lenders and Dickstein, which will provide, among other things, that its parties take such action as may reasonably be in their power to cause the Company's eleven-member Board to include (i) six directors designated by Mr. Arad, Mr. Perlmutter and certain of Mr. Perlmutter's affiliates, and Dickstein, five of whom will be designated by Mr. Arad and Mr. Perlmutter and his affiliates and one of whom will be designated by Dickstein, and (ii) five directors designated by the Participating Marvel Lenders. See "--New Stockholders' Agreement."

  The Commitment Letter. On November 19, 1997, Zib Inc. (an entity owned entirely by Mr. Perlmutter, a director of the Company and the Company's largest stockholder), Dickstein and the Company entered into a Commitment Letter, dated November 19, 1997 (the "Commitment Letter"), by and among the Company and the New Preferred Stock Investors to purchase 8% Preferred Stock of the Company pursuant to the Plan. The Commitment Letter provides that Zib Inc. has committed to purchase $60,000,000 in amount, and Dickstein has committed to purchase $30,000,000 in amount, of the 8% Preferred Stock of the Company to be issued in connection with the Merger, and the Company has agreed to sell those shares to the New Preferred Stock Investors. Zib Inc. is permitted to assign its rights under the Commitment Letter without the Company's consent. Pursuant to the Plan, the Fixed Senior Secured Lenders have the option to acquire Zib Inc.'s right to purchase $40,000,000 in amount of 8% Preferred Stock.

  The Commitment Letter also provides that the Company will not at any time prior to the termination of the Master Agreement (as described herein, see "-- The Master Agreement"), with certain exceptions, consent to any material change in the Plan or withdraw or otherwise terminate the Plan for the purpose of submitting an alternative plan of reorganization or consummating an Alternative Transaction in the Bankruptcy Case, without the prior written consent of the New Preferred Stock Investors having committed to purchase 80% of the shares of 8% Preferred Stock to be purchased by the New Preferred Stock Investors. Additionally, the Company will not at any time prior to the termination of the Master Agreement implement the transactions contemplated by the Master Agreement or any similar transactions without permitting the New Preferred Stock Investors to purchase the 8% Preferred Stock on the terms provided in the Commitment Letter.


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

  In consideration of the New Preferred Stock Investors' commitment, the Company has agreed in the Commitment Letter that if the Company and Marvel consummate any of certain transactions (generally consisting of business combination transactions other than the Merger, each referred to as an "Alternative Transaction") where the holders of the outstanding Class A Common Stock receive consideration in excess of $9.625 per share of Class A Common Stock, then Dickstein will be entitled to be paid an alternative transaction fee (the "Alternative Transaction Fee") by the Company. The Alternative Transaction Fee will be equal to the product of (a) the lesser of (x) $3.00 (appropriately adjusted for any recapitalization of the Company) and (y) the amount by which the consideration per share of Class A Common Stock received by Company stockholders in that Alternative Transaction exceeded $9.625, (b) the conversion ratio of the 8% Preferred Stock (appropriately adjusted for any recapitalization of the Company) and (c) the number of shares of 8% Preferred Stock to be purchased by Dickstein. Any Alternative Transaction Fee that becomes payable in respect of an Alternative Transaction announced or consummated before the later of September 21, 1998 and the termination of the Master Agreement will not be in excess of $8,000,000. Any Alternative Transaction Fee that becomes payable in respect of an Alternative Transaction which is announced and consummated after the later of September 21, 1998 and the termination of the Master Agreement will not be in excess of $4,000,000 (with certain exceptions).

  The Letter Agreement. On November 19, 1997, Mr. Perlmutter, Mr. Arad and Joseph M. Ahearn executed the Letter Agreement, addressed to Dickstein. The Letter Agreement provides that Messrs. Perlmutter and Arad (a director and substantial stockholder of the Company) are severally obligated to pay a cash fee (the "Substitute Fee") to Dickstein if, among other things, persons designated by Marvel and not approved by Dickstein became a majority of the Board and the Alternative Transaction Fee is not paid when due. The Substitute Fee is equal to ten percent (10%) of the product of (a) the number of shares of Class A Common Stock owned, directly or indirectly, by each of Messrs. Perlmutter and Arad as of the date of the Letter Agreement and (b) the amount by which the consideration per share received by holders of shares of Class A Common Stock in the Alternative Transaction exceeded $9.00. No Substitute Fee, however, is payable by Mr. Perlmutter or Mr. Arad in respect of any shares of Class A Common Stock sold upon exercise of the option granted by either of them in their respective Proxy and Stock Option Agreements (as defined and described below).

  Proxy and Stock Option Agreements. Mr. Perlmutter and certain of his affiliates (the "Perlmutter Group") and Mr. Arad have each entered into Proxy and Stock Option Agreements, dated as of October 7, 1997 (the "Proxy and Stock Option Agreements"), as amended and restated as of November 19, 1997, with the Participating Marvel Lenders.

  In the following discussion of the Proxy and Stock Option Agreements, the term "Stockholder" means the Perlmutter Group or Mr. Arad, pursuant to each of the respective Proxy and Stock Option Agreements.

  In each Proxy and Stock Option Agreement, the Stockholders have agreed to vote all shares of Class A Common Stock held beneficially or of record by them
(i) in favor of the Merger and of any other action necessary or appropriate to effect the Merger; (ii) in favor of the other transactions contemplated by the Master Agreement and the Plan or of any other action necessary or appropriate to effect the Master Agreement and the Plan; (iii) against any action or agreement that would result in a material breach or default by the Company of the Master Agreement or the Plan; or (iv) against any action or agreement that would, directly or indirectly, interfere with the Merger or with the confirmation of the Plan. See "--The Master Agreement"; and "--The Plan."

  The Proxy and Stock Option Agreements require each Stockholder not to (i) dispose of any of the Stockholder's shares of Class A Common Stock; (ii) grant any additional proxies; (iii) support any plan of reorganization of Marvel other than the Plan; (iv) take any action inconsistent with the Stockholder's obligations under the Proxy and Stock Option Agreement; (v) acquire any claim against or interest in the Marvel Debtors; or (vi) take any action that would cause the Company to materially breach the Master Agreement.

  Under each Proxy and Stock Option Agreement, the Participating Marvel Lenders have the option (the "Option") to purchase all (but not less than all) of the Stockholder's shares of Class A Common Stock if (i) the Master Agreement is terminated because of a material breach by the Company or (ii) the Stockholder materially breaches the Proxy and Stock Option Agreement (a "Stockholder Breach Event"). The purchase and sale price of the Class A Common Stock pursuant to the Option is $4.00 per share of Class A Common Stock.

  Excess Administration Claims Note. Zib Inc., an affiliate of Mr. Perlmutter, has agreed to fund the Company's payment of any administration claims in the Bankruptcy Case in excess of $35 million in exchange for the Excess Administration Claims Note. The Company currently expects that the Excess Administration Claims Note would be a five-year, unsecured promissory note, in the amount of that excess, bearing interest at a rate approximately two percent in excess of the rate of interest payable by the Company on the Senior Notes, payable semiannually.

  The Company expects that it would have the right to pay interest on the Excess Administration Claims Note in cash or by adding the required interest payment to the principal balance of the note. The note would be accelerated upon a change in control of the Company and upon the occurrence of certain events of default, including default by the Company in the payment of amounts owed by the Company on the Senior Notes or under the Working Capital Facility or on any other indebtedness of the Company in excess of $5 million or other defaults on such indebtedness which result in the acceleration thereof.

  The Company expects that the Excess Administration Claims Note could be prepaid in whole or in part at any time, initially at a redemption price equal to 106% of the principal amount being prepaid, reducing to 100% of the principal amount prepaid on and after the third anniversary of the issuance of the Excess Administration Claims Note.

FINANCING OF THE TRANSACTIONS CONTEMPLATED BY THE PLAN

  The Company will require up to approximately $290 million to finance the Merger and certain transactions contemplated by the Plan. The Company currently contemplates that the Merger, and certain transactions contemplated by the Plan will be financed with (i) available cash on hand of the Company;
(ii) the proceeds of the sale of the 8% Preferred Stock to the New Preferred Stock Investors; (iii) the proceeds from the offering of the Senior Notes;
(iv) the proceeds of the Excess Administration Claims Note; and (v) the Perlmutter Capital Contribution.

  The Company has received commitment letters from Warburg Dillon Read and UBS pursuant to which UBS will provide, and Warburg Dillon Read will arrange, the Working Capital Facility. The commitments to provide the Working Capital Facility are subject to certain terms and conditions set forth in such commitment letters, including negotiation of definitive loan documents, satisfactory completion by Warburg Dillon Read and UBS of their due diligence review, and confirmation and consummation of the Plan on terms and conditions satisfactory to the lenders under the Working Capital Facility. Warburg Dillon Read and UBS intend to syndicate the Working Capital Facility either before or after the closing under the definitive loan documentation.

  The Company has also engaged Warburg Dillon Read to conduct an offering of Senior Notes, which are expected to be unsecured senior obligations of the Company limited to an aggregate principal amount of $200 million and which are expected to have a maturity of between seven and ten years from the date of issuance. If the Senior Notes are not issued at the closing of the Merger, the Company believes it will be able to obtain the Bridge Facility, with the expectation that any funding under the Bridge Facility would be repaid by a subsequent issue of Senior Notes.

 8% Preferred Stock

  For a description of the New Preferred Stock Investors' commitment to purchase 9,000,000 shares of 8% Preferred Stock for $90 million, see "-- Agreements Relating to the Purchase of Preferred Shares." Under the Plan, the Fixed Senior Secured Lenders may purchase, as New Preferred Stock Investors, up to 4,000,000 of those shares. Any shares of 8% Preferred Stock so purchased by the Fixed Senior Secured Lenders will reduce the number of shares of 8% Preferred Stock purchased by Mr. Perlmutter or his affiliates.

 Working Capital Facility

  Loans and letters of credit will be available under the Working Capital Facility, subject to a borrowing base, with a final maturity three years from closing. The proceeds of the Working Capital Facility will be used for general corporate purposes.

  Loans under the Working Capital Facility will bear interest, at the option of the Company, subject to certain limitations, at an interest rate based on the Base Rate (defined as the higher of UBS's prime rate and the Federal funds overnight rate plus 1/2%) or the London Interbank Offered Rate ("LIBOR"), plus in each case an interest rate margin (expected to range from 1.75% to 2.25% in the case of the LIBOR loans, and 0.75% to 1.25% in the case of the base rate loans) based upon certain financial ratios calculated in accordance with the definitive loan documentation. The margins referred to above are expected to increase by 2% during the existence of certain events of default.

  It is anticipated that the definitive loan documentation will contain customary representations, covenants and events of default provisions.

 Senior Notes

  It is anticipated that the Company will consummate an offering (the "Debt Offering") of Senior Notes at the closing of the Merger or, if the Debt Offering does not then close and the Bridge Facility is provided for and drawn, then to refinance loans outstanding under the Bridge Facility. The terms of the Senior Notes will be determined by market conditions. The Debt Offering is subject to negotiation of a definitive purchase agreement between the Company and Warburg Dillon Read, the proposed initial purchaser of the Senior Notes, and to certain other terms and conditions, including satisfactory completion by Warburg Dillon Read of its due diligence review of the Company.

  It is expected that the Senior Notes will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as such terms are defined under the Securities Act) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. It is anticipated that Warburg Dillon Read will resell the Senior Notes
(i) to qualified institutional buyers in reliance on Rule 144A under the Securities Act and (ii) outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

  The Senior Notes are expected to be unsecured senior obligations of the Company limited to an aggregate principal amount of $200 million and which are expected to have a maturity of between seven and ten years from the date of issuance. The indebtedness represented by the Senior Notes is expected to rank pari passu in right of payment to all existing and future unsecured indebtedness of the Company that is not, by its terms, expressly subordinated in right of payment to the Senior Notes.

  It is anticipated that the indenture governing the Senior Notes will contain customary representations, covenants and event of default provisions.

 Bridge Facility

  If the Debt offering is not consummated by the Effective Time, the Company believes it will be able to obtain financing under the Bridge Facility. The Company expects that loans under the Bridge Facility, if obtained, would be available in a single drawdown at the closing of the Merger and would be used to finance in part the consummation of the Plan. The Company expects that any borrowings under the Bridge Facility would mature on the earlier of (i) the first anniversary of the closing of the Merger and (ii) the closing date of any permanent financing, and would rank pari passu in right of payment to all senior indebtedness of the Company, including the Working Capital Facility, and senior to any subordinated indebtedness of the Company.

  The Company expects that any borrowings under the Bridge Facility would bear interest initially at the Base Rate plus a margin of approximately 4.50%, or LIBOR plus a margin of approximately 5.50%, which margins would automatically increase by 0.5% six months after funding and every three months thereafter. The Company believes that commitment and funding fees for such facilities are typically between 2% and 3% of the initial principal amount and that it would pay such a fee in connection with any financings under a Bridge Facility.

  Any Bridge Facility is expected to contain customary representations, covenants and events of default provisions.

  Because the terms, conditions and covenants of the Working Capital Facility and the Bridge Facility are subject to negotiation, execution and delivery of the definitive loan documents, certain of the actual terms, conditions and covenants thereof may differ from those described above.

 Excess Administration Claims Note

  The Company does not expect that the administration claims in the Bankruptcy Case will exceed $35 million in the aggregate. If administration claims do exceed $35 million, Zib Inc., an affiliate of Mr. Perlmutter, has agreed that he or one of his affiliates will lend the Company the amount of that excess in exchange for the Excess Administration Claims Note. See "--Interests of Certain Persons in the Merger--Excess Administration Claims Note."

DIVIDENDS ON COMMON STOCK

  The Company has not declared any dividends during the periods for the last three years. For a description of the certain restrictions on payment of dividends, see Note 7 of Notes to Consolidated Financial Statements dated December 31, 1997, incorporated by reference to the Company's Annual Report on Form 10-K. Following the Merger, the Company does not anticipate that it will pay any dividends on the shares of Common Stock for the foreseeable future.

ACCOUNTING TREATMENT

  The Merger will be accounted for under the "purchase" method of accounting in accordance with generally accepted accounting principles.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion is a summary of certain U.S. federal income tax consequences expected to result from the implementation of the Plan. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), as in effect on the date of this Proxy Statement and on United States Treasury Regulations in effect (or in certain cases, proposed) on the date of this Proxy Statement, as well as judicial and administrative interpretations thereof available on or before such date. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax consequences described below. There can be no assurance that the Internal Revenue Service (the "IRS") will not take a contrary view with respect to one or more of the issues discussed below, and no ruling from the IRS has been or will be sought with respect to any issues which may arise under the Plan. The following summary is for general information only and does not purport to address all of the U.S. federal income tax consequences that may be applicable to the Company. The following discussion does not address state, local or foreign tax considerations that may be applicable to the Debtors and the Company.

  The Merger is expected to be characterized as a transfer of the stock of Marvel to the Company upon which, for Federal income tax purposes, the Company is not expected to recognize any gain or loss.

  The reclassification of the existing two classes of common stock of the Company into one class of common stock is expected to be treated as a nontaxable recapitalization of the Company in which neither the stockholders nor the Company will recognize gain or loss.

 a. Certain tax consequences to Marvel: Utilization of Marvel's net operating loss carryovers and built-in losses.

  Section 382 of the Code imposes an annual limitation on the amount of taxable income of a "loss corporation" that may be offset by net operating loss carryovers and certain built-in losses (referred to collectively as "pre-change" loss) that are attributable to the period preceding an "ownership change." In general, if an ownership change occurs, the amount of taxable income of the loss corporation after the change

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that may be offset by pre-change losses will not exceed the product of the value of the company's stock immediately before the change and the Federal long term tax exempt rate (the "section 382 limitation"). Under the Income Tax Regulations, two or more corporations that become members of a consolidated group comprise a "loss subgroup" if (i) they were affiliated with each other in another group, (ii) they bear the relationship described in section 1504(a)(1) of the Code (i.e., a parent-subsidiary relationship), and (iii) at least one of the members carries over a net operating loss that did not arise in a separate return limitation year with respect to the former group. In the case of a loss subgroup, the section 382 limitation applicable to the loss carryforwards of the subgroup members is determined by reference to the fair market value of the stock of the loss subgroup parent. At December 31, 1997, the management of the Company expects to have a federal net operating loss carryforward of approximately $98 million relating to the loss generated in the period April 25, 1997 through December 31, 1997 (assuming the use of the "ratable allocation method" of determining pre and post deconsolidation taxable income of Marvel for the calendar year ended December 31, 1997). In addition, management of the Company expects that the Marvel Debtors will bear the relationship with Marvel described in section 1504(a)(1) of the Code. Consequently, it appears that the Marvel Debtors constitute a loss subgroup with Marvel as the loss subgroup parent. As discussed below, the net operating loss of the Marvel Debtors may be subject to an existing limitation. The management of the Company is unable to determine the extent of their built-in loss.

  An ownership change will occur if one or more "5% shareholders" (shareholders who own (directly or indirectly) 5% or more of the loss corporation stock) increase their ownership, in the aggregate, by more than fifty percentage points during the three year testing period. Changes in direct and beneficial ownership of each 5% shareholder are taken into account in determining whether an ownership change occurs. For this purpose, shareholders who directly own less than 5% of the loss corporation stock are grouped together and treated as a single 5% shareholder referred to as a "public group". Additional public groups are created by certain types of transactions. A loss corporation is required to determine whether an ownership change has occurred on each testing date. A testing date occurs upon any event that affects the ownership of stock by a 5% shareholder. Thus, a testing date will result from a public offering of stock, the issuance of an option, or a stock for debt exchange. Except as may be provided in regulations to be issued, shifts in ownership attributable solely to fluctuations in the relative fair market value of different classes of stock are not taken into account.

  Section 382(l)(5) of the Code provides an exception to the section 382 limitation described above. In particular, section 382(l)(5) provides that this limitation does not apply to an ownership change which occurs in a title 11 case if (i) the transaction resulting in the ownership change is ordered by the court or is pursuant to a plan approved by the court and (ii) the shareholders and creditors of the old loss corporation (determined immediately before such ownership change) own (after such ownership change and as a result of being shareholders or creditors immediately before such change) stock representing 50% of the vote and value of the new loss corporation.

  If the requirements of section 382(l)(5) are not satisfied, or the loss corporation elects not to apply it, then section 382(l)(6) of the Code provides a special rule for an ownership change occurring pursuant to a plan of reorganization approved by a court in a title 11 case. Section 382(l)(6) provides that the value, for purposes of determining the amount of the section 382 limitation, of the loss corporation shall reflect the increase in value of the loss corporation resulting from the surrender or cancellation of creditor claims in the transaction. Treas. Reg. section 1.382-9(j) states that for purposes of section 382(l)(6), the value of the loss corporation equals the lesser of the value of the stock of the loss corporation immediately after the ownership change or the value of the loss corporation's pre-change assets.

  Section 382(l)(1) of the Code provides that certain capital contributions are not taken into account in determining the value of the loss corporation if the principal purpose of the contribution is to avoid or increase the 382 limitation. Moreover, there is a presumption that capital contributions made during the two year period ending on the change date are part of a plan to avoid or increase the 382 limitation. However, if section 382(l)(6) applies, Treas. Reg. section 1.382-9(k)(4) provides that section 382(l)(1) does not apply in determining the value of the stock of the loss corporation immediately after the ownership change.

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

  Upon consummation of the Plan, the Marvel Debtors will undergo an ownership change within the meaning of section 382 of the Code. It is not expected that the requirements of section 382(l)(5) of the Code will apply to the ownership change of the Marvel Debtors resulting from consummation of the Plan. If it is determined that section 382(l)(5) of the Code does apply, Marvel expects to elect to apply section 382(l)(6) of the Code to determine its value. As a result, the Marvel Debtors' NOL will be subject to a section 382 limitation. If the Marvel Debtors fail to satisfy a continuity of business requirement for a two-year period following the ownership change, the section 382 limitation will be zero.

  In addition, the Company may also undergo an ownership change within the meaning of section 382 of the Code. Thus, to the extent that the Company is a loss corporation, such losses will be subject to limitation, as described above.

  Several significant issues affect the analysis of the availability of the Marvel Debtors' pre-change loss to offset Company income following completion of the transaction. First, it is not clear whether Marvel, or any other member of the Mafco Holdings, Inc. (Mafco) group or the Marvel Debtors, has previously undergone an ownership change. To the extent that the NOLs are already subject to a limitation as a result of an earlier ownership change, or other event that has limited the use of the group's NOLs, then any losses attributable to the period preceding the earlier ownership change may be subject to a lesser (but never greater) limitation on carryover to future years. Second, NOLs attributable to the Marvel Debtors will generally be available to offset only income realized by the Marvel Debtors, but not income realized by the Company, because use of the Marvel Debtors' NOLs to offset income of the Company may be limited pursuant to the separate return limitation year rules of the consolidated return regulations. Essentially, the Marvel Debtors' NOLs will be available to offset only the Marvel Debtors' cumulative contributions to the consolidated taxable income of the Company and its subsidiaries. Third, the IRS may challenge the Company's calculation of value for purposes of determining the section 382 limitation on the use of the Marvel Debtors' NOLs or, the ability to apply the section 382 limitation to the Marvel Debtors on a consolidated basis.

  No assurance can be provided that the Marvel Debtors' net operating loss carryovers and built-in losses (if any) will be available to offset income following consummation of the proposed transaction. In addition, there is no assurance that subsequent events will not result in an ownership change imposing a section 382 annual limitation on the use of the pre-change loss existing at that time.

 b. Section 384.

  Section 384 provides that if one corporation acquires either control of, or the assets of, another corporation, and either corporation has net unrealized built-in gain, then any gain recognized by the gain corporation during the five year period following acquisition cannot be offset by any preacquisition loss of the other corporation. Thus, to the extent that the Company recognizes built-in gains during the five year period following the acquisition of Marvel, such gains cannot be offset by the Marvel Debtors' NOLs.

 c. Cancellation of indebtedness income.

  Under the Plan, the Fixed Senior Secured Claims and Unsecured Claims will be satisfied for less than their face amounts. The difference between the amount paid in cancellation and the issue price of the debt will constitute cancellation of indebtedness (COD) income to a debtor. To the extent that a creditor's claim is satisfied with stock (i.e., issuance of shares of Common Stock and 8% Preferred Stock to the holders of Fixed Senior Secured Claims), the claim will be treated as having been satisfied with an amount of money equal to the fair market value of the stock. However, because the COD occurs in a title 11 case, Marvel (or other Marvel Debtor) is not required to include it in income. Instead, Marvel (or other Marvel Debtor) is required to apply the amount excluded from gross income to reduce specified tax attributes. While not free from doubt, it is believed that the tax attribute reduction would occur on a separate company basis. If so, attribute reduction would apply separately with respect to each of the Marvel Debtors.

  Pursuant to the Code, attribute reduction would occur after the tax liability for the taxable year of the debt discharge is determined. COD income will first be applied against a debtor's remaining NOLs, on a dollar for

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dollar basis. Moreover, a debtor is permitted to reduce NOLs by the amount of
COD, even if the debtor cannot otherwise use the NOL (for example, if the NOL is subject to a section 382 limitation). The amount of such debt discharge may exceed the amount of NOLs attributable to certain members of the Marvel group. To the extent of any such excess, and assuming that certain other tax attributes are not available, such debtor will next be required to reduce the basis of any property held on the first day of the taxable year following the taxable year of debt discharge. Any amount of debt discharge which is left after such attribute reduction is disregarded (i.e., such amount will not result in income or have other consequences). The IRS, however, may take the position that the attribute reduction should occur in a different manner, resulting in greater reduction of attributes.

 d. Accrued interest.

  To the extent that there exists accrued but unpaid interest on the indebtedness owing to holders of allowed claims and to the extent that such accrued but unpaid interest has not previously been deducted by a debtor, portions of payments made in consideration for the indebtedness underlying such allowed claims which is allocated to accrued but unpaid interest should be deductible by the debtor. To the extent that a debtor has previously taken a deduction for accrued but unpaid interest, any amounts so deducted which give rise to tax benefit, and are not excludable under section 111 of the Code, will be treated as cancellation of indebtedness income. Such debtor will then be required to reduce its tax attributes as described above.

 e. Certain consolidated return issues.

  It is possible that, due to losses and distributions, negative adjustments to the stock basis of one or more members of the Marvel consolidated group have exceeded the adjusted tax basis of that stock, thereby creating an "excess loss account" in the stock. Current income would be recognized on the dissolution of an insolvent debtor subsidiary and on the disposition of any subsidiary if, and to the extent that, an excess loss account exists in the stock of such subsidiary. In addition, upon such a dissolution or disposition deferred intercompany gains and losses, if any, will be recognized with respect to such subsidiaries.

  Certain events occurred in 1997 which have caused Marvel to deconsolidate from the Mafco group (the "Deconsolidation"). Because of the Deconsolidation, any excess loss accounts in Marvel or its subsidiaries and any deferred intercompany items arising in the Mafco group are to be taken into account. Moreover, NOLs incurred by Marvel and certain of its subsidiaries before the Deconsolidation are available to the Mafco group to offset taxable income of other group members. Only those NOLs not absorbed by the Mafco group are available to Marvel and its subsidiaries for use in reducing group taxable income after the date of deconsolidation.

  The consolidated return provisions provide that the common parent of a consolidated group and each subsidiary which was a member of group during any part of the consolidated return year shall be severally liable for the tax for such year computed in accordance with the consolidated return regulations. If a subsidiary ceases to be a member of a group prior to the date upon which any deficiency is assessed, and such cessation resulted from a bona fide sale or exchange of its stock for fair value, the district director may make assessment or collection of such deficiency from such former subsidiary in an amount not exceeding the portion of such deficiency which the district director may determine allocable to it. The district director will make such an assessment only if he believes that the assessment or collection of the balance of the deficiency will not be jeopardized. Thus, Marvel and its subsidiaries will be jointly and severally liable for the taxes of the Mafco group for the period from May 19, 1993 through April 24, 1997.

 f. Alternative minimum tax.

  In general, an alternative minimum tax ("AMT") is imposed on a corporation's minimum taxable income at a 20% rate to the extent such tax exceeds the corporation's regular U.S. federal income tax. For purposes of computing taxable income for AMT purposes, certain tax deductions and other beneficial allowances are modified or eliminated. In particular, even though a corporation might otherwise be able to offset all of its taxable income for regular tax purposes by available NOL carryforwards, only 90% of a corporation's taxable income for AMT purposes may be offset by available NOL carryforwards (as recomputed for AMT purposes). Further,

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for purposes of the AMT, if a corporation has a net unrealized built-in loss at the time of an ownership change, the adjusted basis of each asset will be its proportionate share (determined on the basis of respective fair market values) of the fair market value of the assets of such corporation (such fair market value not to exceed the grossed up amount paid for the corporation's stock properly adjusted for indebtedness of the corporation and other relevant items).

  Any AMT that a corporation pays generally will be allowed as a nonrefundable credit against its regular U.S. federal income tax liability in future taxable years when the corporation is no longer subject to the AMT.

REGULATORY MATTERS

  HSR Act. Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Merger and certain of the Securities Issuances may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and specified waiting period requirements have been satisfied. The FTC and the Antitrust Division have the authority to challenge the Merger on antitrust grounds before or after the Merger is completed. Each state in which Marvel and the Company have operations may also review the Merger under state antitrust law.

  Foreign Regulatory Matters. The Company and Marvel, directly or through subsidiaries, own properties and conduct business operations in numerous foreign countries. In connection with the Merger, the laws of certain of these foreign countries, may require the filing of information or documents with governmental authorities therein. The Company intends to comply with all relevant filing requirements of these jurisdictions. The Company does not expect that any foreign government approvals and notifications will affect the timing of or the ability to effect the consummation of the Merger; however, there can be no assurances with respect thereto.

STOCK EXCHANGE LISTING

  The shares of Class A Common Stock are currently listed on the NYSE under the symbol "TBZ" and the Company will make application, before the Effective Time, for the listing of the shares of Common Stock on the NYSE following the Effective Time. The Company will make application, before the Effective Time, for the listing of the shares of 8% Preferred Stock, the Plan Warrants, the Stockholder Series A Warrants and the Stockholder Series C Warrants on the NYSE or the American Stock Exchange following the Effective Time.

CERTAIN LITIGATION

 Company Litigation

  Stockholders' Agreement Litigation. On June 23, 1997, the Company, Mr. Perlmutter and certain of his affiliates filed an adversary proceeding in the Bankruptcy Court against Marvel and Characters, seeking injunctive and declaratory relief giving effect to the Stockholders' Agreement (the "Toy Biz Governance Litigation"). The Stockholders' Agreement provided that if Ronald
O. Perelman ceased to control Marvel, Marvel (or its permitted transferees, including Characters) would become obligated to submit any of its shares of Class B Common Stock for conversion into shares of Class A Common Stock unless Mr. Perlmutter and Mr. Arad consented to such shares of Class B Common Stock remaining shares of Class B Common Stock. The Stockholders' Agreement also provided that the Stockholders' Agreement would terminate when, among other things, the shares of Class B Common Stock were converted into shares of Class A Common Stock or when there were no shares of Class B Common Stock outstanding. The Company contends Ronald O. Perelman no longer controls Marvel, and since Mr. Perlmutter and Mr. Arad did not consent to Marvel's shares of Class B Common Stock remaining as shares of Class B Common Stock, all of Marvel's shares of Class B Common Stock have been converted to shares of Class A Common Stock and as a result the Stockholders' Agreement has terminated. The Company filed a motion for summary judgment in the adversary proceeding on December 8, 1997. The District Court held a hearing on the Company's summary judgment motion on March 12, 1998. On March 30, 1998, the District Court granted the Company's motion for summary judgment and directed the entry

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of a judgment declaring that as a result of the June 20, 1997 change of control of Marvel, the shares of Class B Common Stock owned by Characters converted, as of that date, into shares of Class A Common Stock. The Trustee and several other parties appealed the District Court's decision. On May 12, 1998, the Trustee agreed to withdraw his appeal. The Toy Biz Governance Litigation will, pursuant to the Plan, be settled on the Consummation Date.

  Marvel Entertainment Group, Inc. v. Ronald O. Perelman. On October 30, 1997, Marvel and its subsidiaries filed an action against the Company, its directors and a number of other defendants in the District Court. The complaint against the Company and its directors alleges that the Company and its directors have breached their fiduciary duty to Marvel, as a minority stockholder in the Company, and have otherwise wrongfully acted, in putting forward the Plan and by refusing to recognize Marvel's designees to the Company's board of directors. The complaint also alleges that the Plan violates certain provisions of the Bankruptcy Code and is therefore invalid. The complaint further alleges that the Company has breached an agreement with Marvel by failing to contribute any amounts to the operations of Marvel Studios. Finally, the complaint alleges that the Company has wrongfully interfered with Marvel's efforts to negotiate with the Marvel secured lenders for the resolution of the bankruptcy proceedings. On December 8, 1997, the Company and its directors filed a motion to dismiss various claims asserted against them in this action. That motion has not yet been scheduled for a hearing. The Company believes that the action was not properly commenced and that the claims against it and the Company's directors are without merit and the Company intends to defend this action vigorously. The Plan provides that all claims in this action, including all claims against the Company, will be released except for claims against Ronald O. Perelman, certain of his affiliates and certain other former directors of Marvel. Under the Plan, those non-released claims will become the property of the MAFCO Litigation Trust.

 Marvel Litigation

  Delaware Actions. There are twenty-seven purported class and derivative actions brought by Marvel stockholders and holders of bonds issued by Marvel and certain of its affiliates and one action brought by a purported class of stockholders of the Company presently pending in the Delaware Court of Chancery (the "Delaware Actions") that challenge, among other things, the transaction contemplated by the Andrews Plan of Reorganization filed in the Bankruptcy Court by Marvel on December 27, 1996 (the "Andrews Transaction"). Upon consummation of the Plan, the Company will have no liability with respect to the Delaware Actions.

  Twenty-one of the twenty-seven Delaware Actions assert either claims on behalf of a purported class of all Marvel stockholders or stockholder derivative claims on behalf of Marvel, or both. The complaints allege, among other things, that the Andrews Transaction represented a breach of fiduciary duties because the proposed purchase price per share was unfair and such purchase would have diluted the minority stockholders' interest in Marvel. Plaintiffs in these actions sought to enjoin the Andrews Transaction, to recover damages for defendants' alleged conduct and to recover costs and disbursements in pursuing these actions, including reasonable attorneys' fees. These actions have all been consolidated for all purposes by Order of the Delaware Court of Chancery.

  Six of the Delaware complaints assert claims on behalf of a purported class consisting of the holders of bonds issued by the Marvel Holding Companies. These complaints allege, among other things, that the Andrews Transaction, if consummated, would have been a breach of the duty of fair dealing and good faith owed to the holders of the bonds because the Andrews Transaction would have resulted in the substantial dilution of Marvel's outstanding stock, which is security for the bonds, and would thus diminish the value of the bonds. These actions have also been consolidated by Order of the Delaware Court of Chancery.

  All of the foregoing Delaware Actions name varying defendants consisting in the aggregate of Marvel, Andrews Group, MacAndrews & Forbes Holdings Inc., Marvel (Parent), Marvel III, Marvel Holdings, Ronald O. Perelman, William C. Bevins, Donald G. Drapkin, Michael Fuchs, Frank Gifford, E. Gregory Hookstratten, Morton L. Janklow, Quincy Jones, Stan Lee, Scott C. Marden, Terry C. Stewart and Kenneth Ziffren.

  One of the pending Delaware Actions asserts claims on behalf of a purported class of all stockholders of the Company. Holl v. Toy Biz, Inc., Marvel Entertainment Group, Inc., Andrews Group, Inc., Ronald O.

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Perelman, Joseph M. Ahearn, Avi Arad and Isaac Perlmutter, was filed on
November 15, 1996. The plaintiff filed a first amended complaint in this action on April 29, 1997 and voluntarily dismissed the action as against Marvel on May 2, 1997. The first amended complaint alleges, among other things, that defendants Messrs. Perelman, Ahearn, Arad and Perlmutter breached their fiduciary duties in pursuing the Andrews Transaction.

  Indenture Trustee Action. LaSalle National Bank, the trustee under indentures governing bonds issued by various of Marvel's parent companies, has alleged that events of default under each of those indentures ("Marvel Indentures") have occurred by reason of the commencement of the Bankruptcy Case. LaSalle National Bank has also alleged that the majority ownership and the antiinjunction provisions of each of the Marvel Indentures have been violated. In addition, LaSalle National Bank has filed claims with the District Court alleging, among other things, interference with its contractual relations occasioned by the filing of the Andrews Plan of Reorganization. Pursuant to the Plan, the litigation with LaSalle National Bank will be settled on the Consummation Date.

  Piels v. Marvel Entertainment Group, Inc., Ronald O. Perelman, Andrews Group, Inc. and MacAndrews & Forbes Holdings Inc. This action, commenced on November 14, 1996, filed in New York Supreme Court, County of New York, asserts claims on behalf of a purported class of all Marvel shareholders. Named as defendants are Marvel, Ronald O. Perelman, Andrews Group and MacAndrews & Forbes Holdings Inc. The complaint alleges, among other things, that the defendants have breached their fiduciary duties in connection with the Andrews Transaction. Specifically, plaintiff alleges that Marvel's minority shareholders are being directly damaged by defendants' actions with respect to the Andrews Transaction. Plaintiff seeks injunctive relief, damages in an unspecified amount and costs and disbursements, including reasonable attorneys' fees. Upon consummation of the Plan, the Company will have no liability with respect to this action.

  Chase Card Litigation. Marvel was a defendant in a purported class action alleging violations under civil RICO in connection with the sale of certain "chase" trading cards. Plaintiffs alleged that Marvel engaged in an illegal gambling enterprise under state and federal law. The proposed class consisted of purchasers of Fleer, SkyBox or other sports or entertainment cards marketed by Marvel within four years prior to July 1996. Plaintiffs contended that the damages to the purported class were the aggregate amount spent by the class in purchasing trading cards. Plaintiffs sought treble damages and attorneys' fees. Prior to the filing of the Bankruptcy Case, Marvel moved to dismiss the complaint and the full briefing of that motion was originally stayed by Marvel's bankruptcy. The Bankruptcy Court subsequently lifted the stay for purposes of resolving the motion to dismiss. Thereafter, the motion to dismiss was granted and the case has been dismissed. Plaintiffs, however, have moved for reconsideration of the court's decision. On April 28, 1998, plaintiff's motion was denied.

  NBA Litigation. The National Basketball Association, through NBA Properties, Inc. ("NBAP"), filed a complaint against Panini (the "NBA Litigation") in federal court in New York on October 14, 1997. The complaint seeks approximately $57 million for accrued and unaccrued royalty and other payments under a license agreement with Marvel. The license concerns the manufacture and distribution of basketball trading cards and stickers. Marvel has accrued unpaid minimum royalties due to NBAP through December 31, 1997 on its consolidated financial statements, but has not accrued for any future royalty payments that may be owed to NBAP from Fleer/SkyBox. Prior to the appointment of the Trustee, Marvel filed an adversary proceeding in the District Court on December 9, 1997, seeking an injunction extending the automatic stay and enjoining further proceedings in the NBA Litigation. The NBA Litigation has been settled (the "NBA Settlement"), subject to approval by the District Court. A hearing on the NBA Settlement before the District Court has been scheduled for August 20, 1998. There can be no assurance that the NBA settlement will be approved.

  Spider-Man Litigation. Marvel is named as a defendant in two actions that center around the ownership of certain rights in the production and distribution of a live action motion picture based on the "SPIDER-MAN" character owned by Marvel.

  In the first action, 21st Century Film Corporation ("21st Film") claims that it still possesses rights under an agreement with Marvel to produce and distribute a live action film based on the "SPIDER-MAN" character, although it had assigned all of its rights to Carolco Pictures, Inc. ("Carolco"). Metro Goldwyn Mayer, Inc. has

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

succeeded to the litigation position of both 21st Film and Carolco in the respective bankruptcy proceedings of those two companies. In addition to its purchase of 21st Film and Caralco litigation positions, MGM is a plaintiff in a separate case that has been deemed related to the lead and consolidated cases. Marvel has answered the complaint denying MGM's allegations.

  An additional lawsuit, between Carolco and Columbia Tristar Home Video ("Columbia"), concerns the videocassette rights to any such film, and a third lawsuit, between Carolco and Viacom International, Inc. ("Viacom"), involves television rights to any such film. Both Columbia and Viacom claim that, before 21st Film assigned its rights under its agreement with Marvel to Carolco, 21st Film had licensed ancillary rights to each company. Each seeks to enforce its respective rights. Viacom, however, brought a separate suit naming Marvel, and Marvel has denied Viacom's allegations.

  Marvel contends that it is the sole and exclusive holder of the unencumbered right to produce and distribute a live action film based on the "SPIDER-MAN" character. Marvel contends that all rights to produce or distribute a "SPIDER-MAN" film under its agreement with Carolco and 21st Film have reverted to Marvel.

  The Trustee filed a separate action in the District Court asserting that Marvel has the full unencumbered right to produce and distribute any "SPIDER-MAN" films. There can be no assurance that the Trustee will be successful in this litigation.

  Marvel is involved in various other legal proceedings and claims incident to the normal conduct of its business. Although it is impossible to predict the outcome of any outstanding legal proceeding, Marvel believes that other than the NBA Litigation (if not approved by the District Court), all of its legal proceedings and claims, individually and in the aggregate, are not likely to have a material adverse effect on its financial condition or results of operations. As a result of the Marvel Debtors filing of petitions pursuant to the Bankruptcy Code, the Company's legal proceedings, other than the Marvel Debtors' bankruptcy proceedings and those proceedings involving subsidiaries of Marvel which are not Marvel Debtors (principally, Panini), have been automatically stayed.

 Potential Litigation

  CID Action. On October 27, 1997, Marvel received a Civil Investigative Demand ("CID") from the Antitrust Division of the U.S. Department of Justice (the "Justice Department") as part of the Justice Department's investigation into unreasonable trade restraints and monopolization in comicbook distribution and sales. A CID is a formal request for information and a customary initial step of any Justice Department investigation. The Justice Department is permitted to issue a CID to anyone whom the Justice Department believes may have information relevant to an investigation. Therefore, the receipt of a CID does not mean that the recipient is the target of an investigation, nor does it presuppose that there is a probable cause to believe that a violation of the antitrust laws has occurred or that a formal complaint ultimately will be filed. Marvel believes that the primary focus of the CID relates to the distribution and sale of comic books. Marvel intends to cooperate fully with the Justice Department inquiry, and submitted a response to the CID on January 28, 1998.

  There can be no assurance that the Justice Department's investigation will not result in litigation against Marvel or that Marvel will prevail in any such litigation, if commenced. Any material restructuring of the distribution arrangements by Marvel for its comic books could have a material negative effect on Marvel's business, financial condition and results of operations.

ABSENCE OF APPRAISAL RIGHTS

  Holders of shares of Class A Common Stock are not entitled under the DGCL to dissenters' rights of appraisal in connection with the Merger.

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

THE PLAN

  Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. Under chapter 11 of the Bankruptcy Code, a debtor is authorized to reorganize its business for the benefit of itself and its creditors and stockholders. In addition to rehabilitation of the debtor, another goal of chapter 11 is to promote equality of treatment with respect to the distribution of the debtor's assets to classes of creditors and equity security holders who hold substantially similar claims or interests. In furtherance of these two goals, the filing of a petition for reorganization under chapter 11 of the Bankruptcy Code generally provides for an automatic stay of substantially all acts and proceedings against the debtor and its property, including all attempts to collect claims or enforce liens that arose prior to the commencement of the debtor's chapter 11 case.

  The consummation of a plan of reorganization is the principal objective of a chapter 11 reorganization case. A plan of reorganization sets forth the means for satisfying claims against and interests in a debtor. Confirmation of a plan of reorganization by a bankruptcy court makes the plan binding upon the debtor, any issuer of securities under the plan, any person or entity acquiring property under the plan and any creditor of or equity security holder in the debtor, whether or not such creditor or equity security holder
(i) is impaired under or has accepted the plan or (ii) receives or retains any property under the plan. Subject to certain limited exceptions and other than as provided in the plan itself or the confirmation order, the confirmation order discharges the debtor from any debt that arose prior to the date of confirmation of the plan and terminates all rights and interests of equity security holders and substitutes therefor the obligations specified under the confirmed plan.

  The Plan was approved by the District Court on July 31, 1998, is attached hereto (without exhibits) as Annex D, and is incorporated herein by reference. STOCKHOLDERS ARE URGED TO READ THE PLAN CAREFULLY AND IN ITS ENTIRETY.

 Background

  For a discussion as to the background of the Plan, see "--Background of the Marvel Proposals."

 Distributions

  In general, the Plan provides for, among other things, (i) the Merger, (ii) the Securities Issuances, (iii) the delivery of $231.75 million in cash to the Fixed Senior Secured Lenders and up to $8 million in cash to the Unsecured Creditors, (iv) the creation of the Avoidance Litigation Trust and the MAFCO Litigation Trust (see "--The Litigation Trusts"), (v) the payment in cash of all Bankruptcy administration expense claims, (vi) in the event that the aggregate amount of the Bankruptcy administrative claims is in excess of $35 million, the issuance of the Excess Administration Claims Note to Mr. Perlmutter, (vii) the guaranty by the Company of certain indebtedness of Panini, and (viii) the payment by the Company of $3.5 million to High River and Westgate.

 Qualifying Transaction

  The Plan also contemplated that for a period of 10 days after the Confirmation Date, the Company would cooperate in efforts to sell Marvel and the Company on a combined basis to a third party. That sale to a third party is defined in the Plan as a "Qualifying Transaction," and would have occurred only if it would have resulted in stockholders of the Company (other than Characters) receiving approximately $13.75 in exchange for each share of Class A Common Stock held by them. No proposals for a Qualifying Transaction were received, and a Qualifying Transaction is no longer a possibility.

 Distributions by Class

  There are seven classes of pre-petition claimants and interest holders under the Plan. In addition, in accordance with the Bankruptcy Code, cash payment in full will be made to those creditors whose claims ("Administration Expense Claims") arose after the filing of the bankruptcy petitions of the Marvel Debtors, including claims ("DIP Claims") arising under a credit agreement, made as of the day the Marvel Debtors became debtors-in-possession under the Bankruptcy Code, whose loan proceeds were used for operating the businesses of the Marvel Debtors. In the absence of a Qualifying Transaction, the seven classes of claimants and interest holders under the Plan are to receive the distributions set forth below.

  Class 1 claimants (holders of non-tax claims given priority under Section 507(a)(2)-(7) and (9) of the Bankruptcy Code), whose allowed claims are estimated by the Company to be less than $1 million in the aggregate, will be fully paid in cash. Governmental units holding tax claims that are given priority under Section 507(a)(8) of the Bankruptcy Code will be fully paid in cash for those tax claims.

  Class 2A claimants (Fixed Senior Secured Lenders) will receive:

    (1) a cash payment of $231.75 million less all amounts paid to holders of DIP Claims that arose before October 7, 1997;

    (2) 13,100,000 shares of Common Stock;

    (3) 7,900,000 shares of 8% Preferred Stock;

    (4) the right to purchase, at the Effective Time, up to 4,000,000 additional shares of 8% Preferred Stock as New Preferred Stock Investors (and thereby decrease the aggregate number of shares of 8% Preferred Stock purchased at the Effective Time by Zib Inc.);

    (5) amounts due under the Avoidance Litigation Trust Agreement (see "-- The Litigation Trusts"); and

    (6) reimbursement for certain professional fees.

If the Fixed Senior Secured Lenders purchase the maximum number of shares of 8% Preferred Stock allowed them under the Plan, then they will own (assuming the conversion of all preferred stock but not assuming any exercise of Plan Warrants or Stockholder Warrants), approximately 49.9% (including approximately 8.1% as New Preferred Stock Investors) of the equity of the Company (excluding shares of Common Stock owned, through Characters, by the Company itself). Under those same assumptions, the equity of the Company at the Effective Time will consist of 51,011,227 shares of Common Stock (excluding shares of Common Stock owned, through Characters, by the Company itself). Under the Amended Certificate of Incorporation, each share of Class A Common Stock will be reclassified and changed at the Effective Time into one share of Common Stock of the Company.

  Class 2B claimants (Contingent Senior Secured Lenders) will receive the Panini Guaranty. The Company's obligations under the Panini Guaranty will be limited to $27 million (after giving effect to the payment by the Company of $13 million in cash on the Consummation Date) payable in cash or securities of the Company, at the option of the Company and secured by a lien against the capital stock of Panini, which, following the Effective Time, will be a subsidiary of the Company. If, however, an insolvency proceeding mandating the liquidation of Panini is commenced on or before the Consummation Date under the laws of the Republic of Italy or under any other applicable law, then the Contingent Senior Secured Lenders will receive $27 million in debt securities of the Company instead of the Panini Guaranty.

  Class 3 claimants (secured creditors of the Marvel Debtors other than the Fixed Senior Secured Lenders) will receive their collateral or will have their claims reinstated (with their original maturity dates, as if there had been no default) against the Company or an appropriate subsidiary of the Company. Class 3 claimants will not receive any distributions from the Company.

  Class 4 claimants (Unsecured Creditors) will receive:

    (1) a cash payment in the amount of the lesser of (a) $2 million plus 15% of the amount of their allowed claims and (b) $8 million;

    (2) up to 1,750,000 Plan Warrants;

    (3) 832,500 Stockholder Series A Warrants;

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

    (4) 936,563 Stockholder Series B Warrants;

    (5) 1,618,750 Stockholder Series C Warrants; and

    (6) amounts due under the Avoidance Litigation Trust Agreement and the MAFCO Litigation Trust Agreement. See "--The Litigation Trusts."

  Class 5 claimants (holders of certain class securities litigation claims arising in relation to the purchase or sale of Marvel Shares) and Class 6 interest-holders (Marvel stockholders) will receive:

    (1) 2,867,500 Stockholder Series A Warrants;

    (2) 1,838,438 Stockholder Series B Warrants;

    (3) 4,856,250 Stockholder Series C Warrants; and

    (4) amounts due under the MAFCO Litigation Trust Agreement. See "--The Litigation Trusts."

  Class 7 interest-holders (holders of warrants, options, etc., to purchase stock in the Marvel Debtors) will not receive or retain any property or interest in property on account of their claims.

  The Plan provides for the payment of $3.5 million to High River and Westgate. The Plan also provides for a settlement of litigation claims held by LaSalle National Bank, which serves as the trustee under the indentures of three classes of bonds issued by Marvel's parent companies. See "--Certain Litigation--Marvel Litigation--Indenture Trustee Action." In settlement of its claims, LaSalle will receive:

    (1) 300,000 Stockholder Series A Warrants;

    (2) 225,000 Stockholder Series B Warrants; and

    (3) 525,000 Stockholder Series C Warrants.

 Financing Arrangements

  The Plan contemplates that the Company will obtain financing, in the absence of a Qualifying Transaction, in the following forms: (a) ninety million dollars ($90,000,000) in cash from the New Preferred Stock Investors; (b) two hundred million dollars ($200,000,000), less any amount by which the Working Capital Facility exceeds $50 million, in proceeds from the Debt Offering; (c) the Working Capital Facility in the amount of fifty million dollars ($50,000,000) less the amount by which the Debt Offering exceeds $200 million,
(d) proceeds from the Excess Administration Claims Note and (e) the Perlmutter Capital Contribution. See "--Financing of the Transactions Contemplated by the Plan."

  The indebtedness of the Company as of the Consummation Date is expected to include, among other things, (i) the Company's obligations in accordance with the Debt Offering; (ii) amounts borrowed under the Working Capital Facility;
(iii) the Excess Administration Claims Note; and (iv) certain restructured debts of Panini, $27 million of which will be a contingent obligation of the Company under the Panini Guaranty, after giving effect to the payment by the Company of $13 million to the holders of that restructured debt.

 Conditions Precedent to Consummation of the Plan

  The Plan specifies various conditions precedent to its consummation: (a) 20 business days shall have elapsed since the delivery of this Proxy Statement to the Company's stockholders; (b) all applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or been terminated;
(c) the documentation for the restructured debts of Panini shall be in full force and effect; (d) with respect to the Participating Marvel Lenders, the Consummation Date shall occur not later than October 15, 1998; (e) with respect to the Company, the Consummation Date shall occur not later than November 20, 1998; (f) the Standstill Agreements shall have been executed and delivered by all of the parties thereto; (g) the District Court shall have entered an order, among other things, approving the NBA Settlement; (h) the Company shall have received the Perlmutter Capital Contribution and cash in an amount equal to the principal amount of the Excess Administration Claims Note;
(i) High River and Westgate shall have received $3,500,000 in cash from the Company; (j) holders of restructured debt of Panini shall have received the (A) $13 million payment from the Company associated with the Panini Guaranty and (B) certain letters of credit provided for in the Plan; and (k) the New Stockholders' Agreement shall have been executed and delivered by the parties thereto.

  Each of the conditions precedent to the consummation of the Plan can be waived with consent of the Company and the Participating Marvel Lenders acting jointly, except that consent of the Company is not required to waive the condition described in clause (d) of the preceding paragraph, and the condition described in clause (g) of the preceding paragraph may only be waived with the consent of the Creditors' Committee, and the condition described in clause (h) of the preceding paragraph may only be waived with the consent of High River and Westgate.

THE MASTER AGREEMENT

  On October 7, 1997, the Company, the Participating Marvel Lenders (referred to in the Master Agreement as the "Consenting Lenders") and certain creditors of Panini (the "Consenting Panini Lenders") entered into a Master Agreement (as since amended and restated, and subsequently further amended, the "Master Agreement") pursuant to which the Company and the Participating Marvel Lenders filed the Plan with the District Court.

  The Master Agreement recites the intention of the Participating Marvel Lenders and the Company to jointly propose the Plan as creditors and parties in interest in the Bankruptcy Case. The Master Agreement provides, in general, that its parties will use their reasonable best efforts to effectuate the Plan to maintain the status quo in various respects until the Plan is consummated.

  The Company agrees, in the Master Agreement, not to take various actions without the permission of the Participating Marvel Lenders unless those actions are expressly contemplated by the Master Agreement, the Plan, or agreements contemplated by the Plan (the "Plan Documents"). In particular, the Company agrees that it will not, unless permitted by the Participating Marvel Lenders or by the terms of the Plan Documents: (i) issue or encumber any stock of the Company; (ii) amend its certificate of incorporation or its by-laws;
(iii) authorize a stock split, combination, or reclassification; (iv) declare or pay dividends; (v) redeem shares of the Company; (vi) combine with any other company; (vii) mortgage a material portion of its assets unless in the usual course of business (including in connection with the Company's current credit agreement); (viii) incur or guarantee indebtedness outside the usual course of business; or (ix) enter into any agreements with Company insiders other than consistent with past practice.

  The Company is obligated, under the Master Agreement, to arrange, on or before the Consummation Date, financing in accordance with the Plan. See "-- The Plan--Financing Arrangements."

  The Company agrees, in the Master Agreement, to cooperate (unless the Company would incur any material expense in the process) with efforts by various parties to consummate a Qualifying Transaction. See "--The Plan."

  The Master Agreement sets forth various conditions to each party's performance. Among the conditions to certain obligations of the Participating Marvel Lenders is that there be no "Stockholder Breach Event" as defined in each of the proxy and stock option agreements of Messrs. Perlmutter and Arad. See "--Proxy and Stock Option Agreements." Another condition to the Participating Marvel Lenders' performance is that the Company, Mr. Perlmutter (and certain of his affiliates), and Mr. Arad enter into a stockholders' agreement pursuant to which Mr. Perlmutter, his affiliates and Mr. Arad agree to vote their respective shares of Common Stock in favor of the election to the Company's eleven-member board of directors of five nominees designated by the Participating Marvel Lenders and certain of the Participating Marvel Lenders' transferees for as long as the Participating Marvel Lenders and those transferees hold more than a specified percentage of the outstanding stock of the Company. See "--New Stockholders' Agreement."


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

  The Master Agreement provides that if it or the Merger Agreement is terminated by the Participating Marvel Lenders because of a breach by the Company, then, upon request by the Participating Marvel Lenders, the Company will reconvert those shares of the Company's common stock that were converted from Class B Common Stock to Class A Common Stock upon the change of control of Marvel (the "Converted Class B Shares") back into duly authorized, fully paid and nonassessable shares of Class B Common Stock. As a condition to any obligation of the Company to reconvert the Converted Class B Shares, the holders of the Converted Class B Shares must execute and deliver a new stockholders' agreement and new voting trust agreements. The terms of the new stockholders' agreement and new voting trust agreements are substantially the same as those of the Stockholders' Agreement and the voting trust agreements dated as of March 2, 1995 that were in place and effective until the conversion of Class B shares that resulted from the change of control of Marvel.

  The Master Agreement specifies certain dates by which events are contemplated to occur. If the events do not occur by the stated dates, various parties may terminate or withdraw from the Master Agreement. For example, the Company may terminate the Master Agreement if, through no fault of the Company's, the Consummation Date has not occurred on or before January 6, 1999. Unless a missed deadline has been caused by a Consenting Lender or a Consenting Panini Lender, each Consenting Lender may withdraw from the Master Agreement (a) before October 12, 1998, if the Consummation Date has not occurred on or before October 2, 1998; and (b) at any time during the sixty-day period following various judicial determinations, adverse to the Company's board of directors that approved the Master Agreement, based on a contention that that board of directors was not the duly authorized board of the Company.

NEW STOCKHOLDERS' AGREEMENT

  Pursuant to the Plan, the Company, the Participating Marvel Lenders, Mr. Perlmutter and certain of his affiliates, Mr. Arad and Dickstein will enter into the New Stockholders' Agreement which will provide, among other things, that the parties thereto will take such action as may reasonably be in their power to cause the Company's eleven-member Board to include (i) six directors designated by Mr. Arad, Mr. Perlmutter and certain of Mr. Perlmutter's affiliates, and Dickstein, five of whom will be designated by Mr. Arad and Mr. Perlmutter and his affiliates and one of whom will be designated by Dickstein, and (ii) five directors designated by the Participating Marvel Lenders. Following consummation of the Securities Issuances, and assuming conversion of the 8% Preferred Stock, but not the exercise of the Warrants, Messrs. Arad and Perlmutter, together with the Participating Marvel Lenders and Dickstein, will beneficially own approximately 89% of the issued and outstanding Common Stock and will have the ability to elect all of the members of the Board.

PROXY AND STOCK OPTION AGREEMENTS

  Mr. Perlmutter and certain of his affiliates (the "Perlmutter Group") and Mr. Arad have each entered into proxy and stock option agreements with the Participating Marvel Lenders (the "Proxy and Stock Option Agreements"). In the following discussion of the Proxy and Stock Option Agreements, the term "Stockholder" means the Perlmutter Group or Mr. Arad, pursuant to each of the respective Proxy and Stock Option Agreements.

  In each Proxy and Stock Option Agreement, the Stockholders have agreed to vote all shares of Class A Common Stock held beneficially or of record by them
(i) in favor of the Merger and of any other action necessary or appropriate to effect the Merger; (ii) in favor of the other transactions contemplated by the Master Agreement and the Plan or of any other action necessary or appropriate to effect the Master Agreement and the Plan; (iii) against any action or agreement that would result in a material breach or default by the Company of the Master Agreement or the Plan; or (iv) against any action or agreement that would, directly or indirectly, interfere with the Merger or with the confirmation of the Plan. See "--The Master Agreement"; and "--The Plan."

  The Proxy and Stock Option Agreements require each Stockholder not to (i) dispose of any of the Stockholder's shares of Class A Common Stock; (ii) grant any additional proxies; (iii) support any plan of reorganization of Marvel other than the Plan; (iv) take any action inconsistent with the Stockholder's obligations under the Proxy and Stock Option Agreement; (v) acquire any claim against or interest in the Marvel Debtors; or (vi) take any action that will cause the Company to materially breach the Master Agreement.

  Under each Proxy and Stock Option Agreement, the Participating Marvel Lenders have the option (the "Option") to purchase all (but not less than all) of the Stockholder's shares of Class A Common Stock if (i) the Master Agreement is terminated because of a material breach by the Company or (ii) the Stockholder materially breaches the Proxy and Stock Option Agreement (a "Stockholder Breach Event"). The purchase and sale price of the Class A Common Stock pursuant to the Option is $4.00 per share of Class A Common Stock.

AGREEMENTS RELATING TO THE PURCHASE OF PREFERRED SHARES

  See "--Interests of Certain Persons in the Merger."

SECURITIES TO BE ISSUED AND TRANSFERRED UNDER THE PLAN

  A description of the following securities to be issued and transferred under the Plan, if the Merger is consummated, including the applicability of federal and other securities laws, is set forth below.

  As of the Effective Time, the Company will issue shares of Common Stock, 8% Preferred Stock, Plan Warrants and Stockholder Warrants (collectively, the "Company's Securities"). The Company's Securities will be issued for distribution in accordance with the Plan. The following discussion summarizes the material provisions of the Company's Securities, including references, where applicable, to the Amended Certificate of Incorporation, the Amended By-Laws, the Plan Warrant Agreement and the Stockholder Warrant Agreements (as defined below).

  Neither fractional shares of 8% Preferred Stock or Common Stock nor fractional Warrants shall be distributed. Instead, as of the record date for distributions to any class of claims or interests under the Plan, each holder of a claim or interest who is otherwise entitled to receive a fractional share of 8% Preferred Stock or Common Stock or a fractional Warrant shall receive a whole share of 8% Preferred Stock or Common Stock or a whole Warrant if that holder was to receive a fractional share of 8% Preferred Stock or Common Stock or fractional Warrant of 0.5 or more and no share of 8% Preferred Stock or Common Stock or no Warrant respecting a fractional share of 8% Preferred Stock or Common Stock if that holder was to receive a fractional share of 8% Preferred Stock or Common Stock or fractional Warrant of less than 0.5.

  The shares of Class A Common Stock are currently listed on the NYSE under the symbol "TBZ." The Company will make application, before the Effective Time, for the listing of the shares of Common Stock on the NYSE following the Effective Time. The Company will make application, before the Effective Time, for the listing of the shares of 8% Preferred Stock, the Plan Warrants, the Stockholder Series A Warrants and the Stockholder Series C Warrants on the NYSE or the American Stock Exchange following the Effective Time.

 Shares of Common Stock

  Under the Amended Certificate of Incorporation, the Company's authorized capital stock will consist of 250,000,000 shares of Common Stock and 100,000,000 shares of preferred stock (including 75,000,000 shares of 8% Preferred Stock). Holders of shares of Common Stock are entitled to share equally in and to receive all dividends, if dividends are declared, in accordance with the number of shares of Common Stock held by each holder, subject to any preferential or other rights of the holders of outstanding preferred stock. See "Shares of 8% Preferred Stock," below.

  Shares of 8% Preferred Stock have, or upon issuance will have, preference over shares of Common Stock with respect to the payment of dividends and the distribution of assets in the event of liquidation or dissolution of the Company and other preferences.

  The holders of shares of Common Stock are entitled to one vote for each share of Common Stock held and are vested with all of the Company's voting power, except as provided with respect to the 8% Preferred Stock, or as the Board may provide in the future with respect to any series of preferred stock which it may authorize. The shares of Common Stock do not have cumulative voting rights. No holder of shares of Common Stock will be entitled to preemptive or subscription rights.

 Shares of 8% Preferred Stock

  At the Effective Time, the Board will issue 16,900,000 shares of 8% Preferred Stock: 7,900,000 shares to the Fixed Senior Secured Lenders and 9,000,000 shares to the New Preferred Stock Investors.

  Ranking. The shares of 8% Preferred Stock have preference over the shares of Common Stock with respect to payment of dividends and the distribution of assets in the event of liquidation, winding up or dissolution of the Company. Dividends relating to the shares of 8% Preferred Stock will be cumulative and are payable at the option of the Board (x) in cash, (y) in additional shares of 8% Preferred Stock having an aggregate Liquidation Preference (as defined below) no less than the dividend payment, or (z) in any combination of cash and additional shares of 8% Preferred Stock valued on such basis. As long as any shares of 8% Preferred Stock are outstanding, the Company shall not pay or declare, or issue by way of any capital reorganization or reclassification, any dividend or distribution on shares of Common Stock or on any series of capital stock ranking junior to the 8% Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except (i) Approved Spinoff Distributions (as defined below), (ii) dividends or distributions that are payable solely in shares of Common Stock or any series of capital stock ranking junior to the 8% Preferred Stock both as to dividends and upon liquidation, dissolution or winding up, or (iii) any rights or warrants to subscribe for or purchase shares described in clause (ii). "Approved Spinoff Distribution" means a dividend or distribution of shares of stock having a majority of the voting power of a subsidiary of the Company but only if the Company receives a fairness opinion from a nationally recognized investment banking firm to the effect that the adjustment of the conversion ratio of the 8% Preferred Stock as a result of such dividend or distribution is fair to the holders of the 8% Preferred Stock from a financial point of view.

  Voting. The holders of shares of Common Stock and the holders of 8% Preferred Stock will vote together as one class, except as otherwise provided in the Amended Certificate of Incorporation, and each holder of 8% Preferred Stock is entitled to such number of votes for the 8% Preferred Stock held by him on all matters submitted to a vote of the holders of Common Stock as shall be equal to the largest number of whole shares of Common Stock into which all of his shares of 8% Preferred Stock are then convertible; provided, however, that the Company shall not (A) consolidate with or merge into any other person in any transaction in which the Company is not the continuing or surviving corporation, (B) permit any other person to consolidate with or merge into the Company in any transaction in which the Company is the continuing or surviving person, but the Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, (C) transfer all or substantially all of its properties or its assets to any other person, or
(D) exchange the outstanding shares of 8% Preferred Stock for Subordinated Notes (as defined below), unless such transaction is approved by a majority of the shares of outstanding 8% Preferred Stock, voting together as a separate class, except that in the case of a transaction described in clauses (A), (B) or (C) which is to be consummated prior to the date which is the third anniversary of the Effective Time, such approval shall not be required if each of the following conditions is satisfied with respect to such merger, consolidation, sale or transfer: (i) the holders of Common Stock will receive consideration equal to at least $9.625 per share of Common Stock, and (ii) the holders of 8% Preferred Stock will receive (x) the same consideration such holders would have received had such holders converted their 8% Preferred Stock to Common Stock immediately prior to consummation of the merger or consolidation, plus (y) an amount equal to the present value of the amount of dividends such holders would have been entitled to receive on their shares of 8% Preferred Stock if such shares remained outstanding until the third anniversary of the Effective Time, discounted at a discount rate of 10% per annum, compounded quarterly.

  Certain Restrictions. The Company shall not, as long as any shares of 8% Preferred Stock are outstanding: (i) redeem or purchase or otherwise acquire for consideration any stock ranking junior to or on a parity with (either as to dividends or upon liquidation, dissolution or winding up) the 8% Preferred Stock; (ii) permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could purchase such shares at such time and in such manner; or (iii) without the affirmative vote or consent of holders of at least two-thirds of the outstanding shares of 8% Preferred Stock voting or consenting separately as one class, authorize or issue any class or series of stock ranking (either as to dividends or upon liquidation, dissolution or winding up) senior to or on parity with the 8% Preferred Stock, or issue any shares of 8% Preferred Stock other than (i) as contemplated by the Plan, including pursuant to the Stockholder Series B Warrants referred to in the Plan, or (ii) as dividends on shares of 8% Preferred Stock.

  Redemption. The Company shall redeem all outstanding shares of 8% Preferred Stock on the thirteenth anniversary of the Effective Time at a price per share equal to the Liquidation Preference plus an amount equal to all accrued but unpaid dividends thereon, whether or not declared, to the redemption date. The Company may redeem all, but not less than all, of the outstanding shares of the 8% Preferred Stock at any time after the third anniversary of the Effective Time at a price per share equal to the Liquidation Preference, plus all accrued but unpaid dividends, whether or not declared. If the Company elects to redeem the outstanding shares of 8% Preferred Stock, the Company shall send a notice of redemption to each holder of the 8% Preferred Stock specifying (i) the redemption date, which date shall be not less than thirty
(30) nor more than sixty (60) days following the date of mailing of the notice of redemption, and (ii) the redemption price, including a calculation thereof in reasonable detail.

  Liquidation. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (i) to the holders of stock ranking junior (upon liquidation, dissolution or winding up) to the 8% Preferred Stock unless, prior thereto, the holders of 8% Preferred Stock shall have received $10.00 per share (the "Liquidation Preference"), plus an amount equal to accrued but unpaid dividends thereon, whether or not declared, to the date of such payment, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 8% Preferred Stock, except distributions made ratably on the 8% Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

  Conversion. Each share of the 8% Preferred Stock may, under certain circumstances set forth more fully in the Amended Certificate of Incorporation, be converted at any time, at the option of the holder thereof, into shares of Common Stock. Subject to the Adjustment Provisions specified in the Amended Certificate of Incorporation (the "Adjustment Provisions"), each share of 8% Preferred Stock shall be convertible into 1.039 fully paid and nonassessable shares of Common Stock. The Board may, but shall not be required to, increase the conversion rate (i.e. number of shares of Common Stock into which each share of 8% Preferred Stock may be converted), in addition to the adjustments required under the Adjustment Provisions, as shall be determined by the Board to be advisable in order to avoid or diminish any income deemed to be received by any holder of the Common Stock or 8% Preferred Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for federal income tax purposes. If at any time on or after the date which is the third anniversary of the Effective Time, the Common Stock is (i) listed on a national securities exchange or included for quotation on the National Market System of the NASDAQ Stock Market and (ii) the closing price of the Common Stock on the National Market System of the NASDAQ Stock Market or on such national securities exchange exceeds $11.55 per share for a prescribed number of days, the Company shall have the right, in its sole discretion, to convert outstanding shares of 8% Preferred Stock in tranches having an aggregate Liquidation Preference of up to $50 million on each occasion into shares of Common Stock.

  Exchange. Subject to the approval of the holders of 8% Preferred Stock (see "Voting," above), the Company may, at its option at any time after the date which is eighteen months after the Consummation Date, exchange all, but not less than all, of the outstanding 8% Preferred Stock for 8% Convertible Subordinated Voting Debentures of the Company (the "Subordinated Notes"). The Subordinated Notes will mature on the thirteenth anniversary of the Effective Time and will have substantially the same economic terms, voting rights and conversion features as the 8% Preferred Stock.


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

  If (i) the Company consolidates with or merges into any other person and is the continuing or surviving corporation of such consolidation or merger, (ii) any other person consolidates with or merges into the Company and the Company is the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) the Company transfers all or substantially all of its properties or its assets to any other person, then, and in each such case, each outstanding share of 8% Preferred Stock shall, upon the effective date of such event, be convertible into the number of shares of stock or other securities or cash or other property which the holder would have owned after giving effect to such event had such share been converted pursuant to the Adjustment Provisions immediately prior to the occurrence of such event, plus any additional shares of stock or other securities or cash or other property payable by the terms of such event to the holders of shares of 8% Preferred Stock.

 The Plan Warrants

  The Plan Warrants will represent the right to purchase an aggregate of up to one million seven hundred fifty thousand (1,750,000) shares of Common Stock. Each Plan Warrant will entitle the holder thereof to acquire one share of Common Stock at an exercise price of seventeen dollars and twenty-five cents ($17.25), subject to adjustment in certain circumstances as provided in the Plan Warrant Agreement.

  The number and kind of securities purchasable upon the exercise of the Plan Warrants and the exercise price thereof will be subject to adjustment upon the occurrence of certain events as set forth in the Plan Warrant Agreement, including the issuance of Common Stock or other shares of capital stock as a dividend or distribution on the Common Stock, and subdivisions, reorganizations and combinations of the Common Stock.

  The Company may, at its option, at any time during the term of the Plan Warrants, reduce the then current exercise price to any amount deemed appropriate by the Board. The Company and the registrar and warrant agent for the Plan Warrants (the "Plan Warrant Agent"), may from time to time supplement or amend the Plan Warrant Agreement without approval of any holder to cure, among other things, any ambiguity or to correct or supplement any provision thereof; provided, however, that any supplement or amendment to the Plan Warrant Agreement that has an adverse effect on the holders of the Plan Warrants will require the written consent of the holders representing a majority of the then outstanding Plan Warrants.

  The Plan Warrants will be exercisable at any time from the Effective Time to the date which is four years after the Consummation Date (the "Plan Warrant Exercise Period"). Each Plan Warrant not exercised prior to the expiration of the Plan Warrant Exercise Period will become void, and all rights thereunder and in respect thereof under the Plan Warrant Agreement will cease on the expiration of the Plan Warrant Exercise Period.

 The Stockholder Warrants

  The Plan provides that the Stockholder Warrants will be issued to Marvel Equity Holders, Unsecured Creditors and LaSalle National Bank.

  Four million Stockholder Series A Warrants will be distributed, each of which will entitle its holder to purchase one share of Common Stock for $12.00 within three years of the Consummation Date.

  Three million Stockholder Series B Warrants will be distributed in one or more series, each of which will be exercisable for one share of 8% Preferred Stock for a period of six months after the date it is distributed. All Stockholder Series B Warrants distributed by the Company on a particular date will constitute the same series and will have the same exercise price. Any Stockholder Series B Warrants distributed on the Consummation Date will have an exercise price of $10.65 per share. The exercise price of Stockholder Series B Warrants distributed after the Consummation Date will increase by approximately $0.11 per share per month based on the date they are distributed and will be fixed at the exercise price so determined on that date.

  Seven million Stockholder Series C Warrants will be distributed, each of which will entitle its holder to purchase one share of Common Stock for $18.50 within four years of the Consummation Date.

  The number and kind of securities purchasable upon the exercise of the Stockholder Warrants and the exercise price thereof will be subject to adjustment upon the occurrence of certain events as set forth in the Stockholder Series A Warrant Agreement, the Stockholder Series B Warrant Agreement, and the Stockholder Series C Warrant Agreement (the "Stockholder Warrant Agreements"), including the issuance of Common Stock or other shares of capital stock as a dividend or distribution on the Common Stock, and subdivisions, reorganizations and combinations of the Common Stock. In addition, the number and kind of securities purchasable upon the exercise of the Stockholder Series B Warrants and the exercise price thereof will be subject to adjustment upon the issuance of Common Stock, 8% Preferred Stock or other shares of capital stock as a dividend or distribution on the 8% Preferred Stock, and subdivisions, reorganizations and combinations of the 8% Preferred Stock.

  If the Company issues any shares of 8% Preferred Stock or Common Stock or rights, options or warrants to acquire shares of 8% Preferred Stock or Common Stock, other than Exempted Issuances (as defined below), within the first six months after the Consummation Date at an issue price which is lower than (A) in the case of issuances of shares of 8% Preferred Stock or rights, options or warrants to acquire shares of 8% Preferred Stock, the then current exercise price, or (B) in the case of issuances of shares of Common Stock or rights, options or warrants to acquire shares of Common Stock, the quotient of the current exercise price divided by the number of shares of Common Stock (the "Conversion Number") then issuable on conversion of a share of 8% Preferred Stock, then the exercise price of all outstanding Warrants and Warrants issued thereafter shall be adjusted to a price equal to the issue price, if the adjustment is triggered by the issuance of shares of 8% Preferred Stock or of rights, options or warrants to acquire shares of 8% Preferred Stock, or equal to the product of the issue price multiplied by the Conversion Number, if the adjustment is triggered by the issuance of shares of Common Stock or of rights, options or warrants to acquire shares of Common Stock. "Exempted Issuances" means securities issuances contemplated by the Plan, issuances of shares of 8% Preferred Stock as dividends on shares of 8% Preferred Stock and issuances pursuant to employee benefit plans of shares of, and options to acquire shares of, Common Stock, provided that such issuances pursuant to employee benefit plans which are vested or scheduled to vest prior to the expiration date of the Stockholder Series B Warrants do not exceed, in the aggregate, 5% of the sum of the shares of Common Stock outstanding as of the Consummation Date and subject to issuance upon conversion of shares of 8% Preferred Stock outstanding as of the Consummation Date.

  If the Company shall issue any shares of 8% Preferred Stock or Common Stock or rights, options or warrants to acquire shares of 8% Preferred Stock or Common Stock, other than Exempted Issuances, more than six months after the Consummation Date but prior to the expiration date of the Stockholder Series B Warrants for an issue price which is lower than (A) in the case of issuances of shares of 8% Preferred Stock or rights, options or warrants to acquire shares of 8% Preferred Stock, both the then current exercise price and the product of the Conversion Number multiplied by the current market price of the Common Stock on the date of issuance, or (B) in the case of issuances of shares of Common Stock or rights, options or warrants to acquire shares of Common Stock, both the quotient of the current exercise price divided by the Conversion Number and the current market price of the Common Stock on the date of issuance, then the exercise price of all outstanding Warrants and Warrants issued thereafter shall be changed to an amount equal to the issue price, if the adjustment is triggered by the issuance of shares of 8% Preferred Stock or of rights, options or warrants to acquire shares of 8% Preferred Stock, or equal to the product of the issue price multiplied by the Conversion Number, if the adjustment is triggered by the issuance of shares of Common Stock or of rights, options or warrants to acquire shares of Common Stock.

  The Company may, at its option, at any time during the term of the Stockholder Warrants, reduce the then current exercise price to any amount deemed appropriate by the Board. The Company and the registrar and warrant agent for the Stockholder Warrants (the "Stockholder Warrant Agent"), may from time to time supplement or amend the Stockholder Warrant Agreements without approval of any holder to cure, among other things, any ambiguity or to correct or supplement any provision thereof; provided, however, that any supplement or amendment to the Stockholder Warrant Agreements that has an adverse effect on the holders of a given series of Stockholder Warrants will require the written consent of the holders representing a majority of the then outstanding Stockholder Warrants of that series.

  Immediately after the period in which a given series or sub-series of Stockholder Warrants is exercisable, each Stockholder Warrant in that series or sub-series which has not been exercised will become void, and all rights thereunder and in respect thereof under the respective Stockholder Warrant Agreement will cease.

  If on the first anniversary of the Consummation Date, any Stockholder Series B Warrants have not been distributed, the Company will issue those Stockholder Series B Warrants to a warrant liquidation agent which shall sell those warrants into the market as promptly as reasonably practical to permit an orderly sale. One-half of the fees and expenses of the warrant liquidation agent shall be paid from the net proceeds of the sale of those warrants and the balance of those fees and expenses shall be paid by the Company. Any remaining proceeds of the sale of those warrants will be held in trust for distribution to the claimants who would otherwise have been entitled to receive those Stockholder Series B Warrants.

 Securities Laws Exemptions and Securities Registrations

  Section 1145 of the Bankruptcy Code exempts the issuance of securities under a plan of reorganization from registration requirements under the Securities Act and under state securities laws if three principal requirements are satisfied: (i) the securities must be issued under a plan of reorganization by the debtor or its successor under a plan or by an affiliate participating in a joint plan of reorganization with the debtor; (ii) the recipients of the securities must hold a claim against, a claim for an administrative expense in the case concerning, or an interest in the debtor or affiliate; and (iii) the securities must be issued entirely in exchange for the recipient's claim or interest, or principally in such exchange and partly for cash or property. The District Court has determined in its Confirmation Order that the distribution of (i) the Common Stock, (ii) the Plan Warrants, (iii) the Stockholder Warrants, (iv) the Common Stock issuable on exercise of the Plan Warrants, the Stockholder Series A Warrants and the Stockholder Series C Warrants, (v) the 8% Preferred Stock issuable on exercise of the Stockholder Series B Warrants, and (vi) the Common Stock issuable upon conversion of that 8% Preferred Stock are exempt, pursuant to Section 1145 of the Bankruptcy Code, from the registration requirements of the Securities Act and State securities laws. The Company will use its best efforts to have the Commission declare effective, as promptly as reasonably practicable after the Consummation Date, one or more registration statements under the Securities Act registering the resale by the New Preferred Stock Investors and certain affiliates (as that term is defined in Rule 405 under the Securities Act) of the Company of (a) shares of Common Stock, (b) shares of 8% Preferred Stock, (c) shares of Common Stock issuable on conversion of the 8% Preferred Stock, (d) the Stockholder Warrants, (e) shares of Common Stock issuable on exercise of the Plan Warrants, Stockholder Series A Warrants and Stockholder Series C Warrants, and/or (f) shares of 8% Preferred Stock issuable on exercise of the Stockholder Series B Warrants.

  The Company believes that the 8% Preferred Stock issued under the Plan to the New Preferred Stock Investors will be exempt from the registration requirements of the Securities Act as a private placement under Section 4(2) of the Securities Act.

THE LITIGATION TRUSTS

  In accordance with the Plan, two litigation trusts will be formed on the Consummation Date. The primary purpose of one of the trusts (the "Avoidance Litigation Trust") will be to pursue bankruptcy avoidance claims. The primary purpose of the other trust (the "MAFCO Litigation Trust") will be to pursue certain litigation claims against Ronald O. Perelman and various related entities and individuals.

  Avoidance Litigation Trust. The Avoidance Litigation Trust will have one trustee (the "Avoidance Litigation Trustee"), to be designated, subject to the consent of the Company, by the Official Committee of Unsecured Creditors appointed for the Marvel Debtors in the Bankruptcy Case (the "Creditors' Committee"). The beneficiaries of the Avoidance Litigation Trust will be (i) the Company, (ii) the Unsecured Creditors, and (iii) the Fixed Senior Secured Lenders. The existence of the Avoidance Litigation Trust will terminate five years after the Consummation Date, unless the District Court approves an extension of the term of the Avoidance Litigation Trust for good cause.

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

  Pursuant to the agreement governing the Avoidance Litigation Trust, the Marvel Debtors will, on the Consummation Date, contribute to the Avoidance Litigation Trust all of their interests in any causes of action under certain avoidance sections of the Bankruptcy Code, but excluding those (i) relating to any claims under any tax-sharing or other similar agreement to which Marvel has been a party or (ii) against any person or entity released or exculpated under the Plan (all nonexcluded claims, the "Avoidance Litigation Claims"), and the Avoidance Litigation Trustee will agree to enforce the Avoidance Litigation Claims for the benefit of the Avoidance Litigation Trust's beneficiaries and to hold the proceeds of the Avoidance Litigation Claims in trust for those beneficiaries. The Company will have the power to direct the Avoidance Litigation Trustee not to pursue any Litigation Claim against a party that is a provider of goods or services to, or a party to any licensing agreement with, the Company if the Litigation Claim threatens to adversely affect the Company's business.

  The Company will agree to loan (the "Avoidance Professional Fee Commitment") up to $1,100,000, on a revolving basis throughout the life of the Avoidance Litigation Trust, towards the Avoidance Litigation Trustee's professional fees and expenses, and the Avoidance Litigation Trustee will execute and deliver to the Company a note (the "Avoidance Professional Fee Reimbursement Note") under which the Avoidance Litigation Trust will be obligated to reimburse the Company for all sums advanced under the Avoidance Professional Fee Commitment, with simple interest at the rate of 10% per year. The Avoidance Litigation Trust's obligations under the Avoidance Professional Fee Reimbursement Note will be secured by a first priority security interest in, and lien against, all assets of the Avoidance Litigation Trust in favor of the Company.

  The net litigation proceeds of the Avoidance Litigation Trust are to be distributed to its beneficiaries only after the Avoidance Litigation Trust has, among other things, paid all sums owed under the Avoidance Professional Fee Reimbursement Note, released the Company from any further liability under the Avoidance Professional Fee Commitment and established reserves to satisfy indemnification claims. All such proceeds will be distributed as follows: (i)
65.1 % to the Company; (ii) 30% to the Unsecured Creditors; and (iii) 4.9% to the Fixed Senior Secured Lenders.

  The Plan provides that the District Court shall have jurisdiction over the Avoidance Litigation Trustee, the Avoidance Litigation Trust, the Avoidance Litigation Claims and any other assets of the Avoidance Litigation Trust.

  MAFCO Litigation Trust. The MAFCO Litigation Trust will have three trustees (the "MAFCO Litigation Trustees"). One MAFCO Litigation Trustee is to be designated by the Creditors' Committee, one is to be designated by the committee representing holders of Marvel Shares (the "Equity Committee"), and one is to be designated by the Trustee. The beneficiaries of the MAFCO Litigation Trust will be (i) the Unsecured Creditors and (ii) the Marvel Equity Holders. The existence of the MAFCO Litigation Trust will terminate five years after the Consummation Date, unless the District Court approves an extension of the term of the MAFCO Litigation Trust for good cause.

  Pursuant to the agreement governing the MAFCO Litigation Trust, the Marvel Debtors will, on the Consummation Date, contribute to the MAFCO Litigation Trust all of their interests in any causes of action based on claims against Ronald O. Perelman, certain of his affiliates, and certain other former directors of Marvel that were or could have been asserted in the action filed by Marvel and its subsidiaries on October 30, 1997 (see "--Certain Litigation"), but excluding those (i) relating to any claims under any tax-sharing or other similar agreement to which Marvel has been a party or (ii) against any person or entity released or exculpated under the Plan (all nonexcluded claims, the "MAFCO Litigation Claims"), and the MAFCO Litigation Trustees will agree to enforce the MAFCO Litigation Claims for the benefit of the MAFCO Litigation Trust's beneficiaries and to hold the proceeds of the MAFCO Litigation Claims in trust for those beneficiaries.

  The Company will agree to loan (the "MAFCO Professional Fee Commitment") up to $1,000,000, on a revolving basis throughout the life of the MAFCO Litigation Trust, towards the MAFCO Litigation Trustees' professional fees and expenses, and the MAFCO Litigation Trustees will execute and deliver to the Company a note (the "MAFCO Professional Fee Reimbursement Note") under which the MAFCO Litigation Trust will be obligated to reimburse the Company for all sums advanced under the MAFCO Professional Fee Commitment with simple interest at the rate of 10% per year. The Litigation Trust's obligations under the MAFCO Professional Fee Reimbursement Note will be secured by a first priority security interest in, and lien against, all assets of the MAFCO Litigation Trust in favor of the Company.

  The net litigation proceeds of the MAFCO Litigation Trust are to be distributed to its beneficiaries only after the MAFCO Litigation Trust has, among other things, paid all sums owed under the MAFCO Professional Fee Reimbursement Note, released the Company from any further liability under the MAFCO Professional Fee Commitment and established reserves to satisfy indemnification claims. All such proceeds will be distributed as follows: 100% to the Unsecured Creditors until the Unsecured Creditors have received $4,500,000; and, thereafter, (i) 30% to the Unsecured Creditors and (ii) 70% to the Marvel Equity Holders.

  The Plan provides that the District Court shall have jurisdiction over the MAFCO Litigation Trustees, the MAFCO Litigation Trust, the MAFCO Litigation Claims and any other assets of the MAFCO Litigation Trust.

THE STANDSTILL AGREEMENTS

  Carl C. Icahn and High River (the "High River Group") and Vincent Intrieri and Westgate (the "Westgate Group") have each agreed to enter into the Standstill Agreements on the Consummation Date. Pursuant to the Standstill Agreements, the High River Group and the Westgate Group have each agreed that they will not, and will not permit their affiliates or associates to: (i) acquire beneficial ownership of any equity or debt securities of the Company ("Restricted Securities"); (ii) make or participate in proxy solicitations with respect to the Company; (iii) initiate or solicit for the approval for the stockholder proposals with respect to the Company; (iv) seek nomination or serve on the Board or seek to place a representative on the Board or seek the removal of any member of the Board; (v) call a meeting of stockholders of the Company; (vi) deposit Restricted Securities in a voting trust or subject them to a voting agreement; (vii) otherwise act, directly or indirectly, to (A) seek to control the management of the Company or the Board, (B) solicit or propose any form of business combination transaction with the Company or any restructuring with respect to the Company, (C) solicit or propose or announce an intention to make a tender offer for any Restricted Securities or (D) disclose an intention or proposal with respect to the Company or any Restricted Securities inconsistent with the Standstill Agreements;
(viii) request the Company to modify or waive the restrictions of the Standstill Agreements or (ix) encourage, recommend or propose to any person to engage in any of the foregoing actions. In addition, the Standstill Agreements require that the High River Group and Westgate Group vote all Restricted Securities beneficially owned by them in connection with any action to be taken by the Company securityholders with respect to which an abstention will have the same effect as a vote against the matter, in proportion to the votes cast with respect to that action by all other holders of Restricted Securities. With respect to all other matters to be voted upon at a meeting of the Company securityholders, the High River Group and Westgate Group shall cause Restricted Securities beneficially owned by them to be present at the meeting for quorum purposes but to abstain from voting on the matter. The Standstill Agreements will terminate four years after the Consummation Date, subject to earlier termination under certain circumstances.

GUARANTY OF PANINI INDEBTEDNESS

  On the Consummation Date, the Company will enter into the Panini Guaranty in favor of the holders of the Panini debt obligations to be restructured on the Consummation Date pursuant to which the Company will guarantee up to $40 million of that indebtedness. On the Consummation Date, the Company will pay $13 million in principal of that indebtedness and the maximum amount of the Panini Guaranty will thereby be reduced from $40 million to $27 million. The Company will have the option to pay either cash or debt securities of the Company to satisfy its obligations under the Panini Guaranty if it is called. The Company will have the right to terminate the Panini Guaranty at any time by delivering to holders of the restructured Panini debt obligations a standby letter of credit or debt securities of the Company equal to the amount of the Panini Guaranty at the time. The terms of the Panini Guaranty provide that the Company cannot sell any of its significant subsidiaries or change the principal nature of its business.

                             THE MERGER AGREEMENT

THE MERGER

  Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, the Plan, and upon the authority granted by the order entered by the District Court confirming the Plan (the "Confirmation Order"), at the Effective Time, Acquisition will be merged with and into Marvel, with Marvel continuing as the surviving corporation and a wholly-owned subsidiary of the Company.

EFFECTIVE TIME

  The Company will cause a Certificate of Merger to be executed and filed on the closing date of the Merger (or on such other date as Marvel and the Company may agree) with the Secretary of State of the State of Delaware (the "Secretary of State") as provided in the DGCL. The Merger will become effective on the date on which the Certificate of Merger has been duly filed with the Secretary of State or such time after that date as is agreed upon by the parties and specified in such Certificate of Merger.

CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE SURVIVING CORPORATION

  The certificate of incorporation of Acquisition will, following the Effective Time, be the certificate of incorporation of the surviving corporation, until thereafter amended in accordance with applicable law. The by-laws of Acquisition will, following the Effective Time, be the by-laws of the Surviving Corporation, until thereafter amended in accordance with applicable law.

CONDITIONS TO THE MERGER

  The Merger will not become effective unless and until the following conditions are satisfied or waived by the appropriate parties: (i) any waiting period (including any extension thereof) under the HSR Act applicable to the Merger shall have expired or been terminated; (ii) no statute, rule, order, decree or regulation shall have been enacted or promulgated by any governmental entity which prohibits the consummation of the Merger and all governmental consents, orders and approvals required for the consummation of the Merger and the transactions contemplated thereby shall have been obtained and shall be in effect at the Effective Time; (iii) there shall be no order or injunction of a governmental entity of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger; and (iv) the effectiveness and enforceability of the Confirmation Order shall not be subject to any stay or injunction and all conditions to the consummation of the Plan shall have been satisfied or duly waived in accordance with the Plan.

TERMINATION

  The Merger Agreement may be terminated, either before or after approval of the Merger by the Stockholders of the Company, (i) by mutual agreement of the Company, Marvel and Acquisition, (ii) by Marvel or the Company and Acquisition if the closing of the Merger will not have occurred before November 20, 1998 (the "Closing Deadline"), provided that the failure to close by the Closing Deadline is not caused by a breach of any representation or warranty or the failure to perform any covenant or agreement to satisfy any condition of the Merger Agreement by the party seeking such termination, (iii) by Marvel or the Company and Acquisition by giving notice to the other of the existence of any law or regulation of any competent authority that makes consummation of the Merger illegal or otherwise prohibited, or if any governmental entity of competent jurisdiction shall have issued a final and non-appealable order, judgement or injunction enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, or (iv) by Marvel if the Company or Acquisition breaches their representations and warranties in any material respect and such breach has not been cured to Marvel's reasonable satisfaction within 10 days of the notice by Marvel to the Company and Acquisition of such breach.

FEES AND EXPENSES

  Except as contemplated by the Merger Agreement, each party will be responsible for all expenses it incurs in connection with the Merger Agreement and the Merger.

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

                             ELECTION OF DIRECTORS

  The Board has nominated Joseph M. Ahearn, Avi Arad, Isaac Perlmutter, Alan Fine, James F. Halpin, Alfred A. Piergallini, Paul R. Verkuil, James S. Carluccio, Morton E. Handel, and Donald E. Rosenblum as the candidates to be elected for directorships extending until the earlier of the 1999 Annual Meeting of the Stockholders or the election and qualification of their respective successors. If the Merger is consummated, then a sufficient number of directors are expected to resign so that the designees of the parties to the New Stockholders' Agreement can be appointed to the Board. One of those designees is expected to be Mark Dickstein. The other individuals to be named as designees under the New Stockholders' Agreement have not been identified as of the date of this Proxy Statement. See "THE MARVEL PROPOSALS--New Stockholders' Agreement."

  Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Meeting, any nominee should become unavailable to serve, the shares of Class A Common Stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board.

  Certain information regarding each nominee and each Director continuing in office, and Mr. Dickstein, is set forth below, including such individual's age as of August 12, 1998, his or her principal occupation, a brief description of his or her business experience during the last five years and other directorships currently held.

INFORMATION REGARDING THE NOMINEES AND DIRECTORS

  JOSEPH M. AHEARN, age 43, has served as Chief Executive Officer and a Director of the Company since April 1993 and as President of the Company since November 1994. From January 1990 to April 1993, Mr. Ahearn served initially as a consultant to, and after April 1990, as an executive officer and Director of the Company's predecessor company. During such period, he served as a consultant to other businesses affiliated with Mr. Perlmutter. From 1987 to August 1991, Mr. Ahearn was a principal of G.D.L. Management Incorporated ("GDL"), a corporation that provides management advice and assistance to financially distressed companies. From August 1988 to August 1991, Mr. Ahearn, in his capacity as a principal of GDL, served as Chief Operating Officer of Coleco Industries, Inc. and as a Director or officer of various other businesses that were the subject of bankruptcy proceedings. From 1981 to 1987, Mr. Ahearn was employed by Touche Ross & Co., attaining the position of senior manager. From 1976 to 1980, Mr. Ahearn served in both the audit and consulting departments of Arthur Andersen & Co.

  AVI ARAD, age 50, has served as a Director of and consultant to the Company since April 1993. Mr. Arad was the President and Chief Executive Officer of New World Animation, a media production company under common control with Marvel, from April 1993 until February 1997 and held the same position at the Marvel Studios division of Marvel from February 1997 until November 1997. At New World Animation and Marvel Studios, Mr. Arad served as the Executive Producer of the X-Men and the Spider-Man animated TV series. Mr. Arad has been a toy inventor and designer for more than 20 years for major toy companies including Mattel Inc., Hasbro, Inc. and Tyco Toys, Inc. During his career, Mr. Arad has designed or codesigned more than 160 toys. Mr. Arad is also the owner of Avi Arad & Associates, a firm engaged in the design and development of toys and the production and distribution of television programs.

  ISAAC PERLMUTTER, age 55, has served as a Director of the Company since April 1993 and he served as Chairman of the Board until March 1995. Mr. Perlmutter purchased the Predecessor Company from Charan Industries, Inc. in January 1990. Mr. Perlmutter is actively involved in the management of the affairs of the Company and has been an independent financial investor for more than the past five years. Mr. Perlmutter is also a director of Ranger Industries, Inc. As an independent investor Mr. Perlmutter currently has, or has had within the past five years, controlling ownership interests in Ranger Industries, Inc., Remington Products Company, Westwood Industries, Inc., a manufacturer and distributor of table and floor lamps, Job Lot Incorporated (and its predecessor Job Lot Associates L.P.), a discount oriented retail chain, and Tangible Media, Inc., a media buying and barter advertising agency.

  ALAN FINE, age 47, was appointed as a Director in June 1997 and has served as the Chief Operating Officer of the Company since September 1996. From June 1996 to September 1996, Mr. Fine was the President and Chief Operating Officer of Toy Biz International Ltd. From May 1995 to May 1996, Mr. Fine was the President and Chief Operating Officer of Kay-Bee Toys, a national toy retailer, and from December 1989 to May 1995, he was the Senior Vice President General Merchandise Manager of Kay-Bee Toys.

  JAMES F. HALPIN, age 47, has served as a Director of the Company since March 1995. Mr. Halpin has been President, Chief Operating Officer and a director of CompUSA Inc., a retailer of computer hardware, software, accessories and related products, since May 1993 and Chief Executive Officer of CompUSA, Inc. since December 1993. From 1990 to November 1992, Mr. Halpin was President of Homebase, a home center warehouse retailer. From 1988 to 1990, Mr. Halpin was President of BJ's Wholesale Club, a chain of club retail stores. Mr. Halpin also served as Executive Vice President of Waban Inc., the parent of Homebase and BJ's Wholesale Club, from 1988 to May 1993. Mr. Halpin is also a director of both Interphase Corporation, a manufacturer of high-performance networking equipment for computers, and Lowe's Companies, Inc., a chain of home improvement stores.

  ALFRED A. PIERGALLINI, age 50, has served as a Director of the Company since March 1995. Mr. Piergallini has been a director of Gerber since 1989, Chairman of the Board and Chief Executive Officer of Gerber since January 1990 and President of Gerber since January 1993. Mr. Piergallini also served as President of Gerber from January 1990 to May 1992. Mr. Piergallini is also a director of Comerica, Incorporated, a financial services holding company. From February 1986 to April 1989, Mr. Piergallini was a Senior Vice President of The Carnation Company.

  PAUL R. VERKUIL, age 57, is an attorney-at-law and Dean of the Cardozo Law School, Yeshiva University. Mr. Verkuil served as President of the College of William and Mary from 1985 to 1992. He has been on the faculty of the Columbia Law School as an Adjunct Professor and on the faculty of the University of Pennsylvania as a Visiting Professor from January 1995 to December 1995. Mr. Verkuil served as Dean of Tulane Law School from 1978 to 1985. Mr. Verkuil also served as the President and Chief Executive officer of the American Automobile Association from January 1992 to December 1994. Mr. Verkuil was appointed as a Director of the Company in July 1996. Mr. Verkuil is a director of Universal Health Services, Inc. and previously served as a director of NationsBank of Florida from 1992 to 1995 and of Florida Progress Corporation from 1993 to 1995.

  JAMES S. CARLUCCIO, age 44, has been Executive Vice President of Technology Solutions Company, a systems integration consulting group, since January 1994 and Senior Vice President of Technology Solutions from 1992 until January 1994. Prior to joining Technology Solutions, Mr. Carluccio was a partner with Andersen Consulting. Mr. Carluccio was appointed as a Director in June 1997.

  MORTON E. HANDEL, age 63, is the President of S&H Consulting Ltd., a financial consulting group. Mr. Handel has held that position since 1990. Mr. Handel has also held the position of Director and President of Ranger Industries since July 1997. Mr. Handel also serves as a director of CompUSA, Inc., Ithaca Industries, Inc. and Concurrent Computer Corp., and was previously Chairman of the Board of Directors and Chief Executive Officer of Coleco Industries, Inc. Mr. Handel was appointed as a director in June 1997.

  LT. GEN. DONALD E. ROSENBLUM, RET., age 68, was appointed as a Director in June 1997. General Rosenblum is the President of Rosenblum & Associates, a marketing and management consulting firm, and has held that position since 1985. Prior to that time, General Rosenblum held various ranks with the U.S. Army during a distinguished 33-year military career.

INFORMATION REGARDING MARK DICKSTEIN

  MARK DICKSTEIN, age 39, has been the President of Dickstein Partners Inc. since 1986 and is primarily responsible for the operations of Dickstein & Co., L.P., Dickstein Focus Fund L.P. and Dickstein International Limited, each of which is a private investment fund. He also serves as a director of Hills Stores Company, News Communications Inc., and the Leslie Fay Company, Inc.

COMMITTEES, MEETINGS; COMPENSATION OF THE BOARD; VOTE REQUIRED FOR ELECTION OF DIRECTORS

  The Company anticipates that the composition of the membership of all or some of the Board Committees and the arrangements for the compensation of its Directors will change if the Marvel Proposals are approved.

  The Board held 13 meetings during 1997. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which they served. The Board has two committees: the Audit and Compensation Committees, as described below.

  The Audit Committee is currently comprised of Messrs. Piergallini and Halpin. The Audit Committee reviews and evaluates the Company's internal accounting and auditing procedures; recommends to the Board the firm to be appointed as independent accountants to audit the Company's financial statements; reviews with management and the independent accountants the Company's year-end operating results; reviews the scope and results of the audit with the independent accountants; reviews with management the Company's interim operating results; and reviews the non-audit services to be performed by the firm of independent accountants and considers the effect of such performance on the accountants' independence.The Audit Committee met twice in 1997.

  The Compensation Committee is currently comprised of Messrs. Perlmutter, Halpin, Handel and Rosenblum. The Compensation Committee reviews compensation arrangements for executives and makes recommendations to the Board regarding the adoption or amendment of employee benefit plans, and administers the Company's employee stock option plan. The Compensation Committee did not meet in 1997.

  The Company has no standing nominating committee. Accordingly, the Board nominates persons for election to the Board. Stockholders may make nominations for the Board, provided that such nominations are made in accordance with the provisions of the By-Laws. See "STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING."

  A special committee was formed in December of 1996 to consider the Andrews Plan of Reorganization. See "THE MARVEL PROPOSALS--Background of the Marvel Proposals--Marvel's Bankruptcy." The committee was comprised of Messrs. Verkuil, Piergallini and Halpin, who received $30,000, $20,000, and $20,000, respectively, for serving on the committee.

  The Company expects that if the Marvel Proposals are adopted, the Company will have three committees: an Audit Committee, a Compensation and Nominating Committee, and a Finance Committee.

  The expected functions of the Audit Committee will be to exercise, subject to applicable provisions of laws, the functions regularly administered by committees of such type including, without limitation, (A) to review the professional services and independence of the Company's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (B) to ensure that the scope of the annual external audit by the independent auditors of the Company is sufficiently comprehensive, (C) to review, in consultation with the independent auditors and the internal auditors, the plan and results of the annual external audit, the adequacy of the Company's internal control systems and the results of the Company's internal audits, (D) to review with management and the independent auditors, the Company's annual financial statements, financial reporting practices and the results of each external audit, and (E) to consider the qualification of the Company's independent auditors, to make recommendations to the Board as to their selection and to review the relationship between such independent auditors and management. Pursuant to the New Stockholders' Agreement, the Audit Committee will consist of five independent directors, three of whom will be designated by the Participating Marvel Lenders and two of whom will be designated by Mr. Perlmutter and his affiliates and Mr. Arad.

  The expected functions of the Compensation and Nominating Committee will be to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, the power to review and recommend to the Board the compensation and benefit arrangements for the officers of the Company, the administering of the stock option plans and executive compensation programs of the Company, including bonus and incentive plans applicable to officers and key employees of the Company and to recommend to the Board nominees for election as Directors. Pursuant to the New Stockholders' Agreement, the Compensation and Nominating Committee will consist of five directors, two of whom will be designated by the Participating Marvel Lenders, two of whom will be designated by Mr. Perlmutter and his affiliates and Mr. Arad and one of whom will be designated by Dickstein.

  The expected functions of the Finance Committee will be to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, to make recommendations to the Board with respect to the Company's credit arrangements, the issuance of equity and long term debt instruments and other financial matters. Pursuant to the New Stockholders' Agreement, the Finance Committee will consist of five directors, two of whom will be designated by the Participating Marvel Lenders and three of whom will be designated by Mr. Perlmutter and his affiliates and Mr. Arad.

  The New Stockholders' Agreement provides that its parties shall not take any action, and shall use their best efforts to cause their respective Board designees not to take any action, to create any committee of the Board other than the committees described above.

  The Board will have the authority to modify the functions to be performed by any of its committees, to terminate any of its committees and to designate additional committees, as it deems appropriate after consideration of applicable legal, stock exchange and other requirements.

  Currently, non-employee directors receive an annual retainer of $25,000. Non-employee directors are also paid $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. All non-employee directors have been in the past, and continue to be, reimbursed for expenses incurred in attending meetings of the Board and committees.

  Members of the Board who are officers or employees of the Company or any of its subsidiaries do not receive compensation or reimbursement of expenses for serving in their capacity as directors.

  Directors will be elected by a plurality of the votes cast in the election of directors. Pursuant to applicable Delaware law, in tabulating the vote for the election of directors, abstentions and broker non-votes will be counted in determining the presence of a quorum, but will be disregarded and will have no effect in determining the outcome of the vote if a quorum is present.

EXECUTIVE OFFICERS

  Following the consummation of the Merger, it is anticipated that the following persons will serve as executive officers of the Company from and after the Effective Time. The Board will have the authority, however, to elect or appoint additional executive officers, and, subject to the terms of any applicable employment agreement, to remove any executive officers, as it deems appropriate. A final decision as to the executive officers of the Company from and after the Merger will be made by the Board after the Confirmation Date.

          NAME            AGE                POSITION WITH THE COMPANY
          ----            ---                -------------------------
Joseph M. Ahearn........   43 President, Chief Executive Officer and Director
William H. Hardie, III..   35 Executive Vice President, Business Affairs and Secretary
David J. Fremed.........   37 Chief Financial Officer and Treasurer
Alan Fine...............   47 Chief Operating Officer

  For certain biographical information regarding Messrs. Ahearn and Fine, see "ELECTION OF DIRECTORS."

  WILLIAM H. HARDIE, III was the Executive Vice President, Business Affairs and Secretary of Fleer/SkyBox International, a subsidiary of Marvel, from May 1995 through September 1997. From January 1991 to May 1995, Mr. Hardie was an associate at Jones, Walker, Waechter, Poitevant, Carrere & Denegre in New Orleans, Louisiana.

  DAVID J. FREMED has served as the Chief Financial Officer and Treasurer of the Company since October 1996 and Vice President/Controller of the Company since 1990. From 1986 to 1990, Mr. Fremed served as Controller of Admerex International, Inc. From 1984 to 1986, Mr. Fremed served as Assistant Controller of Albert Frank-Guenther Law, Inc., a subsidiary of Foote, Cone & Belding. From 1981 to 1984, Mr. Fremed served in the audit department of Arthur Andersen & Co.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% stockholders"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NYSE. Officers, directors and 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Form 5's for a specified fiscal year, the Company believes that all of its officers, directors and 10% Stockholders complied with all filing requirements applicable to them with respect to transactions during 1997, other than the following:

    (i) a Form 3 was filed by William H. Hardie, III in February 1998 that reported his status, as of September 1, 1997, as Executive Vice President of the Company. Mr. Hardie's Form 3 should have been filed in September 1997. Mr. Hardie owned no stock in the Company on September 1, 1997, and the number of transactions that he has not reported on a timely basis is zero; and

    (ii) a Form 4 was filed by Mr. Perlmutter in February 1998 that reported, among other things, three purchases (totaling 12,500 shares) of Class A Common Stock of the Company made by an affiliate of Mr. Perlmutter's in the last two days of December 1997. A Form 4 reporting those three transactions should have been filed in January 1998.

EXECUTIVE COMPENSATION

  The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to, the Chief Executive Officer of the Company, the Company's three other executive officers who served as executive officers of the Company as of December 31, 1997 and two executive officers who served as executive officers during 1997 but terminated their employment with the Company before December 31, 1997 (the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries during such period.

                          SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                    ANNUAL COMPENSATION       COMPENSATION
                                  ----------------------- ---------------------
                                                          SECURITIES UNDERLYING
   NAME AND PRINCIPAL POSITION    YEAR SALARY($) BONUS($)      OPTIONS(#)
   ---------------------------    ---- --------- -------- ---------------------
Joseph M. Ahearn................. 1997 $500,000  $150,000            --
 President and Chief              1996  350,000   150,000            --
 Executive Officer                1995  350,000       --         280,000(1)
Daniel J. Werther(2)............. 1997 $132,364       --             --
 Executive Vice President         1996  300,000    25,000            --
 and Senior Legal Officer         1995  252,000    25,000         75,000
Andrew R. Gatto(3)............... 1997 $212,562       --             --
 Executive Vice President--
  Marketing                       1996  275,000    50,000            --
                                  1995  126,923    30,000         30,000
Alan Fine(4)..................... 1997 $400,000  $302,816            --
 Chief Operating Officer          1996  253,846   117,858         30,000
                                   --       --        --             --
William H. Hardie, III(5)........ 1997 $ 86,539  $ 10,000            --
 Executive Vice President,         --       --        --             --
 Business Affairs
David J. Fremed.................. 1997 $165,000  $ 40,000            --
 Chief Financial Officer          1996  140,000    25,000            --
                                   --       --        --             --

--------
(1) Includes options for 250,000 shares of Class A Common Stock granted in March 1995 after consummation of the Company's initial public offering and options for 30,000 shares of Class A Common Stock granted in December 1995 in lieu of $150,000 non-discretionary cash bonus payable pursuant to the terms of Mr. Ahearn's employment agreement with the Company.
(2) Mr. Werther terminated his employment with the Company in May 1997.
(3) Mr. Gatto commenced employment with the Company in July 1995 and terminated his employment with the Company in October 1997.
(4) Mr. Fine commenced employment with the Company in May 1996.
(5) Mr. Hardie commenced employment with the Company in September 1997.

 Stock Option Plan

  The Company did not grant any stock options during 1997 to the Company's Chief Executive Officer or to the Named Executive Officers under its 1995 Stock Option Plan.

  The following chart shows the number of exercisable and unexercisable stock options held by the Chief Executive Officer and by the other Named Executive Officers. None of the Named Executive Officers exercised stock options during 1997. Based upon the December 31, 1997, NYSE closing price per share of Class A Common Stock of $7.75, none of the stock options held by the Named Executive Officers were considered in-the-money. As required by the Master Agreement all outstanding stock options will be canceled prior to the Consummation Date. The Company expects to make new option grants to its executive officers and other key personnel on or shortly after the Consummation Date.

                             YEAR END 1997 OPTIONS

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED
                                                         OPTIONS/SARS AT YEAR
                                                               END #(1)
                                                       -------------------------
NAME                                                   EXERCISABLE UNEXERCISABLE
----                                                   ----------- -------------
Joseph M. Ahearn......................................   280,000         --
Alan Fine.............................................    20,000      10,000(2)
David J. Fremed.......................................    30,000         --

--------
(1) Represents shares of Class A Common Stock underlying stock options; none of the named Executive Officers hold SARs (stock appreciation rights).
(2) Represents option exercisable as of August 16, 1998.

 Employment Agreements

  During 1997, the Company was a party to an employment agreement with each of Joseph M. Ahearn, Andrew R. Gatto, Alan Fine and William H. Hardie, III which governed, respectively, Mr. Ahearn's employment as President and Chief Executive Officer, Mr. Gatto's employment as Executive Vice President-- Marketing, Mr. Fine's employment as Chief Operating Officer, and Mr. Hardie's employment as Executive Vice President--Business Affairs. Mr. Gatto terminated his employment with the Company in October 1997. Mr. Ahearn's employment agreement expired on December 31, 1997, in accordance with its terms. Because of uncertainties related to the Marvel bankruptcy, Mr. Ahearn and the Compensation Committee of the Board elected to defer discussions regarding the renewal of his contract until August 1998, when Mr. Ahearn and the Company entered into a new employment agreement effective as of January 1, 1998.

  Employment Agreement with Mr. Ahearn. Under his employment agreement, Mr. Ahearn receives a base salary, subject to discretionary increases, of $600,000. Mr. Ahearn is entitled to an annual non-discretionary bonus of $150,000. The employment agreement further provides for the payment of discretionary bonuses and participation in the Company's 1995 Stock Option Plan as determined by the Board. Mr. Ahearn also receives a $1,000 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees.

  Employment Agreement with Mr. Gatto. Under his employment agreement, Mr. Gatto received a base salary, subject to discretionary increases, of $275,000. Mr. Gatto was entitled to an annual non-discretionary bonus of $50,000. The employment agreement further provided for the payment of discretionary bonuses and participation in the Company's 1995 Stock Option Plan as determined by the Board. Mr. Gatto also received a $1,000 monthly automobile allowance and was entitled to participate in employee benefit plans generally available to the Company's employees.

  Employment Agreement with Mr. Fine. Pursuant to his employment agreement, Mr. Fine has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on December 31, 1999. Under his employment agreement, Mr. Fine receives a base salary, subject to discretionary increases, of $400,000. Mr. Fine is entitled to an annual non-discretionary bonus based on a formula for FOB sales. The employment agreement further provides for the payment of discretionary bonuses and participation in the Company's 1995 Stock Option Plan as determined by the Board. Mr. Fine also receives a $1,000 monthly automobile allowances and is entitled to participate in employee benefit plans generally available to the Company's employees.

  Mr. Fine's employment agreement provides that, in the event of termination other than for cause, Mr. Fine is entitled to his salary and car allowance earned through the date of termination and thereafter for a period up to twelve months. Mr. Fine is also entitled to the pro rata portion of his annual bonus earned through the date of termination.

  Employment Agreement with Mr. Hardie. Pursuant to his employment agreement, Mr. Hardie has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on August 31, 2000. Under his employment agreement, Mr. Hardie receives a base salary, subject to discretionary increases, of $250,000. Mr. Hardie is entitled to a bonus of $25,000 per year (this bonus was $10,000 for the four months of Mr. Hardie's employment during 1997) plus discretionary bonuses and participation in the Company's 1995 Stock Option Plan as determined by the Board. Mr. Hardie also receives a $700 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees.

  Mr. Hardie's employment agreement provides that, in the event of termination other than for cause, Mr. Hardie is entitled to his salary and car allowance earned through the date of termination and thereafter for a period up to twelve months. Mr. Hardie is also entitled to the pro rata portion of his annual bonus earned through the date of termination.

  Each of the employment agreements with Messrs. Ahearn, Gatto, Fine and Hardie prohibits disclosure of proprietary and confidential information regarding the Company and its business to anyone outside the Company both during and subsequent to employment and otherwise provides that all inventions made by the employees during their employment belong to the Company. In addition, the employees agreed during their employment, and for one year thereafter, not to engage in any competitive business activity.

 Compensation Committee Interlocks and Insider Participation

  The members of the Company's Compensation Committee include Messrs. Perlmutter, Halpin, Handel and Rosenblum. Except for Mr. Perlmutter, former Chairman of the Board, none of the members of the Compensation Committee during 1997 is or has been an officer or employee of the Company.

  Tangible Media, a corporation which is wholly owned by Mr. Perlmutter, acts as the Company's media consultant in placing the Company's advertising and, in connection therewith, receives certain fees and commissions. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--Tangible Media Advertising Services."

  Mr. Perlmutter and certain of his affiliates are parties to various agreements with the Company. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                        REPORT ON EXECUTIVE COMPENSATION

  Until June, 1997, the Compensation Committee of the Company's Board determined the compensation of the Company's executive officers. As a result of the June 1997 resignation from the Company's Board of the directors who were designees of Characters, two of the four members of the Compensation Committee resigned and that committee did not meet in 1997. Compensation decisions during 1997 were made by the Company's Board, but the Company anticipates that compensation decisions in 1998 and thereafter will be made by the Compensation Committee.

  The Company's executive compensation is comprised of three elements: annual base salary, annual bonus compensation and long-term incentive compensation. The compensation paid to the Company's executive officers is designed to be competitive with the compensation paid to executive officers of similarly situated public companies. In making executive compensation decisions, the Board in general considers the level of responsibility, knowledge and experience required and undertakes to structure compensation packages so as to attract, motivate and retain executives of the highest caliber who will contribute to the long-term performance and success of the Company. Prior to 1997, the Board sought to align the financial interests of executive officers with those of the Company's stockholders by providing equity-based long-term incentives.

  The Board believes that the uncertainties and demands placed on its executive officers by the Marvel bankruptcy and related events have increased the Company's difficulty in retaining those officers. The Board also recognizes that the significant negative impact on the Company's stock price caused by the Marvel bankruptcy has eliminated virtually all of the value of the Company's previous stock option grants to its executive officers, thereby significantly reducing the usefulness of those awards in retaining those officers. The Board considered these issues in determining the compensation paid to the Named Executive Officers in 1997.

  The Board believes that the salaries paid to the Named Executive Officers in 1997 are commensurate with prevailing salaries for similar positions in the toy industry and serve the Company's goal of retaining its experienced executive officers.

  The Company's goal with annual discretionary bonuses has generally been to reward individual contributions to the Company's performance. The bonus paid to Mr. Ahearn in 1997 was specified in his employment agreement. The discretionary bonus paid to Mr. Fremed in 1997 was based upon his individual contribution to the Company's performance during 1997 in light of the difficulties faced by the Company during the Marvel bankruptcy and the resulting uncertainties concerning the Company's future ownership and control.

  The Company's long-term incentive compensation is provided by grants of stock options under the Company's Stock Option Plan. In its administration of the Company's Stock Option Plan, the Compensation Committee has in the past granted, from time to time, stock options to certain of the Company's employees, including executive officers. The Committee's goal with grants to executive officers under the Stock Option Plan has been to focus executive behavior on the Company's long-term performance, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's stockholders. Because of the uncertainty caused by the various proposals to combine the Company and Marvel during 1997, and because the Company's agreements with the Participating Marvel Lenders have prohibited the Company from granting any stock options since October 1997, no stock options were granted during 1997.

  Mr. Ahearn's compensation during 1997 was governed by a written employment agreement pursuant to which he agreed to serve as President and Chief Executive Officer. The Agreement provided for an annual salary of $350,000 subject to discretionary increases, a non-discretionary bonus of $150,000, discretionary bonuses and participation in the Company's Stock Option Plan. The compensation package provided for in Mr. Ahearn's employment agreement was determined through negotiations and was believed by the Company to be comparable to the compensation paid to chief executive officers of other similarly situated public companies. The Compensation Committee determined to increase Mr. Ahearn's salary to $500,000 per year in December 1996 because of its belief that Mr. Ahearn's outstanding service to the Company merited that increase.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder limit the Federal income tax deductions of publicly traded companies to the extent total compensation paid to chief executive officers and the four other most highly compensated executive officers exceeds $1,000,000 in any year, unless such compensation qualifies as "performance-based" as defined in the regulations. Grants of stock options under the Company's Stock Option Plan qualify as performance-based compensation. The Compensation Committee currently intends the compensation paid to its Named Executive Officers to comply with the regulations promulgated under Section 162(m) so that compensation paid to such officers will be deductible without limitation under Section 162(m). However, in the future, if, in the judgment of the Board, the advantages of a compensation program which does not satisfy the conditions of Section 162(m) outweigh the costs to the Company of the failure to satisfy such conditions, the Board may adopt such a program.

BOARD OF DIRECTORS

Joseph M. Ahearn
Avi Arad
Isaac Perlmutter
Alan Fine
James F. Halpin
Alfred A. Piergalini
Paul R. Verkuil
James S. Carluccio
Morton E. Handel
Donald E. Rosenblum

 Performance Graph

  The following graph compares the cumulative total stockholder return on shares of Class A Common Stock with that of the Standard & Poor's Midcap 400 Index (the "S&P Midcap 400 Index") and a composite peer group index comprised of publicly traded companies, weighted by equity capitalization, selected by the Company (the "Peer Group Index"). The comparison for each of the periods presented assumes that, on February 23, 1995 (the date of consummation of the Company's initial public offering), $100 was invested in shares of Class A Common Stock and the stocks included in the S&P Midcap 400 Index and the Peer Group Index and that all dividends are reinvested. These indexes, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

  The group of peer companies in the Peer Group Index, which were selected as comparable companies in the toy manufacturing industry, are: Empire of Carolina Inc., Galoob (Lewis) Toys Inc., Irwin Toy Ltd., Just Toys Inc. and Ohio Art Co. (Weighted average based on market capitalization as of 12/31/97.)

                                 VALUE OF $100

                        INVESTED OVER PERIOD PRESENTED:

            Toy Biz, Inc. Class A Common Stock... $ 43.10
            S&P Midcap 400 Index................. $193.40
            Peer Group........................... $132.50



                                     LOGO

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board has appointed Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 1997, and has directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the Meeting. Ernst & Young has audited the Company's financial statements since 1991.

  Stockholder ratification of the appointment of Ernst & Young as the Company's independent accountants is not required by the Company's By-Laws or otherwise. The Board, however, is submitting the appointment of Ernst & Young to the stockholders for ratification as a matter of what it considers to be good corporate practice. If the stockholders fail to ratify the appointment, the Board will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

  Representatives of Ernst & Young are expected to be present at the Meeting, and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

  The Board recommends that the stockholders of the Company vote in favor of the Ratification Proposal.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MARVEL LICENSE AGREEMENTS

  In connection with the formation of the Company, Marvel granted the Company the Marvel License, an exclusive, perpetual and paid-up license to manufacture and distribute a broad range of toys based upon the Marvel Characters and properties in which Marvel owns copyrights, trademarks or trade names. The Marvel License covers all characters (including the associated copyrights and trademarks) owned by Marvel and disseminated under the Marvel Comics trademark. The Marvel License restricts Marvel, subject to the Company's prior consent, from manufacturing, using, distributing or advertising the licensed products and from granting other licenses to use the Marvel Characters in connection with the licensed products. See "INFORMATION CONCERNING MARVEL--The Marvel License."

  The Company and Marvel have entered into an exclusive license agreement pursuant to which Marvel may use the "Toy Biz" trademark on online services and electronic networks, including the Internet. The license is limited to Marvel-related products of the Company. Marvel paid the Company $500,000 for such license.

  The Company also distributed certain products through a wholly owned subsidiary of Marvel engaged in the distribution of products to certain comic book retailers. During the years ended December 31, 1995, 1996 and 1997, the Company's sales to that subsidiary totaled $1,616,000, $324,000 and $0, respectively.

LICENSE WITH MR. ARAD

  Avi Arad & Associates ("Associates"), of which Mr. Arad is the sole proprietor, and the Company, are parties to a license agreement which amended the licenses between Associates and the Predecessor Company outstanding at the time of the Company's formation and which governs the licensing of new material to the Company by Associates thereafter. The license agreement provides that Associates is entitled to receive royalty payments on net sales of Marvel character-based toys and on net sales of non-Marvel based toys of which Mr. Arad is the inventor of record. In no event, however, may the total royalties payable to Associates during any calendar year exceed $7.5 million. Mr. Arad has agreed that he was not entitled to receive royalties based on sales in 1996 of certain Marvel character-based toys which were developed independently of Mr. Arad in 1996. The Company accrued royalties to Mr. Arad for toys he invented or designed of $1,848,000 and $3,624,000 during the years ended December 31, 1996 and 1997, respectively.

MARVEL SERVICES ARRANGEMENT

  In connection with the Company's initial public offering, the Company and Marvel entered into a services agreement (the "Services Agreement") governing the provision by Marvel of services to the Company. Under the Services Agreement, upon request by the Company and acceptance by Marvel, Marvel provides certain management, consulting and administrative services and certain services purchased from third party providers, including legal and accounting services. The Company is obligated to reimburse Marvel for the costs of such services. The Services Agreement automatically renews for successive one year terms unless terminated upon 120 days' notice. Marvel is under no obligation to provide services under the Services Agreement. The Company accrued for the account of, or reimbursed Marvel for, approximately $262,000 and $141,000 for 1996 and 1997, respectively. The Company has not requested services under the Services Agreement since June 1997.

STOCKHOLDERS' AGREEMENT AND CLASS B COMMON STOCK

  In connection with the Company's initial public offering, Marvel, Mr. Perlmutter, two affiliates of Mr. Perlmutter through which Mr. Perlmutter held his shares of Class A Common Stock, Mr. Arad and the Company entered into the Stockholders' Agreement which provided, among other things, that Marvel, its permitted transferees (in this case, Characters) ("Permitted Transferees"), if any, and Messrs. Perlmutter and Arad would each vote their respective shares of common stock of the Company to elect as directors of the Company (i) eight persons designated by Characters, (ii) two persons designated by Mr. Perlmutter and (iii) one person designated by Mr. Arad. The Stockholders' Agreement also permitted certain pledges of Class B Common Stock owned by Marvel and its Permitted Transferees.

  The Stockholders' Agreement provided that, if Marvel ceased to be controlled by Mr. Perelman, Characters would be obligated to convert its shares of Class B Common Stock into Class A Common Stock, unless each of Messrs. Perlmutter and Arad consented to such shares remaining as Class B Common Stock. The Stockholders' Agreement also provided that it would terminate upon, among other events, the conversion into Class A Common Stock of the Class B Common Stock held by Characters pursuant to a change in control of Marvel. The Company contends that, under the Stockholders' Agreement, the loss of control of Marvel by Mr. Perelman in the Marvel bankruptcy proceedings triggered the conversion of the shares of Class B Common Stock held by Characters into an equal number of shares of Class A Common Stock, and that the effect of that conversion was to reduce the voting power of Characters as a stockholder of the Company from approximately 78.4% to approximately 26.6% and to terminate the Stockholders' Agreement. On March 30, 1998, the United States District Court for the District of Delaware directed the entry of a judgment declaring that as a result of the June 20, 1997 change of control of Marvel, the Class B Common Stock owned by Characters converted, as of that date, into Class A Common Stock. Several appeals from the District Court's order to the United States Court of Appeals for the Third Circuit are pending. Pursuant to the Plan, those appeals will be dismissed on the Consummation Date. See "THE MARVEL PROPOSALS--Certain Litigation--Stockholders' Agreement Litigation."

COMPANY REGISTRATION RIGHTS AGREEMENT

  The Company is a party to a registration rights agreement (the "Company Registration Rights Agreement") with Marvel, Mr. Arad and Mr. Perlmutter, pursuant to which they and certain of their transferees each have the right, subject to certain conditions, to require the Company to register under the Securities Act, all or any portion of the shares of Class A Common Stock held by each of them on two occasions. In addition, Marvel, Mr. Arad, Mr. Perlmutter and certain of their transferees have certain rights to participate in such registrations and in other registrations by the Company of its Class A Common Stock. The Company is obligated to pay any expenses incurred in connection with such registrations, except for underwriting discounts and commissions attributable to the shares of Class A Common Stock sold by Marvel, Mr. Arad, Mr. Perlmutter, and certain of their transferees pursuant to such registrations.

TANGIBLE MEDIA ADVERTISING SERVICES

  Tangible Media, Inc. ("Tangible Media"), a corporation which is wholly owned by Mr. Perlmutter, acts as the Company's media consultant in placing the Company's advertising and, in connection therewith, receives certain fees and commissions based on the cost of the placement of such advertising. Tangible Media is compensated solely as a consultant on an event-by-event basis with no written arrangements in place. It is expected that Tangible Media, upon request, will continue to arrange for the placement for the Company's advertising. The Company retains the services of a non-affiliated media consulting agency on matters of advertising creativity. Tangible Media received payments of fees and commissions totaling approximately $965,000 and $1,274,000 in 1996 and 1997, respectively.

EMPLOYEE, OFFICE SPACE AND OVERHEAD COST SHARING ARRANGEMENTS

  Under expense sharing arrangements with Tangible Media, Classic Heroes, REC Sound and Marvel Software, affiliated companies owned by Mr. Perlmutter in the case of Tangible Media, Classic Heroes and REC Sound, or owned equally by Marvel and the Company in the case of Marvel Software (collectively, the "Affiliates"), the Company and the Affiliates have shared certain space at the Company's principal executive offices and related overhead expenses. Since 1994, Tangible Media and the Company have been, and until the end of 1995, Classic Heroes and REC Sound were, parties to an employee, office space and overhead cost sharing agreement governing the Company's sharing of employees, office space and overhead expenses (the "Cost Sharing Agreement"). Under the Cost Sharing Agreement, any party thereto may through its employees provide services to another party, upon request, whereupon the party receiving services shall be obligated to reimburse the providing party for the cost of such employees' salaries and benefits accrued for the time devoted by such employees to providing services. Under the Cost Sharing Agreement, Tangible Media is currently obligated to reimburse the Company for 18% of the rent paid under the sublease for the space, which obligations reflect the approximate percentage of floor space occupied by Tangible Media. The Cost Sharing Agreement also requires Tangible Media to reimburse the Company for any related overhead expenses comprised of commercial rent tax, repair and maintenance costs and telephone and facsimile services, in proportion to its percentage occupancy. The Cost Sharing Agreement is coterminous with the term of the Company's sublease for its executive offices. The Company received net reimbursements from one of the Affiliates of approximately $245,000 for 1996 and paid approximately $38,000 to this Affiliate in 1997 under this Agreement.

SHOWROOM SHARING ARRANGEMENT

  Under an expense sharing arrangement with Marvel, Classic Heroes and REC Sound (the "Showroom Affiliates"), the Company and the Showroom Affiliates have shared showroom space and related overhead expenses. Since 1995, Marvel and the Company have been, and until the end of 1995 Classic Heroes and REC Sound were, parties to a showroom space sharing agreement (the "Showroom Sharing Agreement"). Under the Showroom Sharing Agreement, Marvel is currently obligated to reimburse the Company for 30% of the rent paid under the lease for the showroom space, which obligations reflect the percentage of floor space occupied by Marvel. The agreement also requires Marvel to reimburse the Company for any related overhead expenses comprised of commercial rent tax, repair and maintenance costs and telephone and facsimile service, in proportion to their percentage occupancy, except that overhead expenses which inure to the benefit of a single party shall be reimbursed entirely by such party. The Showroom Sharing Agreement has a term which is coterminous with the term of the Company's lease for the showroom space. The Company was reimbursed approximately $47,000 in 1996 under the Showroom Sharing Agreement and accrued approximately $26,000 as being due from Marvel for 1997.

MARVEL STUDIOS

See "INFORMATION CONCERNING MARVEL--Marvel Studios."

OTHER AGREEMENTS WITH AFFILIATES

  The Company was a party to a license agreement entered into in September 1994 with The Coleman Company, Inc., which ceased to be an affiliate of the Company during 1997, pursuant to which the Company licensed certain Coleman trademarks. The license terminated during 1997.

  The Company was a party to a license agreement entered into in July 1995 with Revlon Consumer Products Corporation, which ceased to be an affiliate of the Company during 1997, pursuant to which the Company licenses certain Revlon Consumer Products Trademarks. The license terminated during 1997.

  The Company believes that the terms of the foregoing transactions were no less favorable than could have been obtained by the Company from unrelated parties on an arm'slength basis.

PROXY AND STOCK OPTION AGREEMENTS

  See "THE MARVEL PROPOSALS--Proxy and Stock Option Agreements."

AGREEMENTS RELATING TO THE PURCHASE OF PREFERRED SHARES

  See "THE MARVEL PROPOSALS--Agreements Relating to the Purchase of Preferred Shares."

EXCESS ADMINISTRATION CLAIMS NOTE

  See "THE MARVEL PROPOSALS--Interests of Certain Persons in the Merger-- Excess Administration Claims Note."

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

  The following is the Company Pro Forma Financial Information which gives effect to the Plan, the consummation of the Merger, the Securities Issuances and the other transactions contemplated by the Plan, in each case, as if (1) the Merger will be accounted for using the purchase method of accounting and
(2) such transactions had been consummated on March 31, 1998 in the case of the Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet at March 31, 1998. See "THE MARVEL PROPOSALS--The Plan."

  The Company Pro Forma Financial Information is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company following the Effective Time would have been had the foregoing transactions been consummated on such dates nor does it give effect to (1) any transactions other than the foregoing transactions and those discussed in the accompanying Notes to the Company Pro Forma Information; (2) the Company's and Marvel's results of operations since March 31, 1998; or (3) costs of implementing the consolidation of certain operations of the Company (the potential amounts of which are unknown as specific plans for implementing such consolidation have not been developed nor have the amounts of savings that could result from such consolidation been determined as of the date hereof). In addition, the following Company Pro Forma Information is based upon various estimates relating to the Plan, including the amount of cash payments to be made on account of certain claims (as defined in Section 101(5) of the Bankruptcy Code) against Marvel, and will not be updated to reflect events occurring after the date of this Proxy Statement. Among other things, the amount of cost in excess of net assets acquired reflected on the Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 1998 is subject to change based on the value of the Common Stock of the Company at the Effective Time and the value of the assets acquired at such time. Accordingly, the Company Pro Forma Financial Information does not purport to be indicative of the Company's financial position or results of operations as of the date hereof or for any period ended on the date hereof, as of the Effective Time or for any period ending on the Effective Time, or as of or for any other future date or period.

  The following Company Pro Forma Financial Information should be read in conjunction with the selected historical financial data of the Company and Marvel, the related notes thereto and the other information contained elsewhere in this Proxy Statement. See "SELECTED HISTORICAL FINANCIAL DATA"; "SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION"; and "PRO FORMA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS." In the preparation of the following Company Pro Forma Financial Information it has been assumed that the historical book value of Marvel's current assets generally approximates the fair value thereof, and the specific adjustments discussed in the Notes to the Company Pro Forma Financial Information reflect adjustment to the non current assets and liabilities based on estimates of their fair value and the Plan. The Company will be required to determine the fair value of the assets of Marvel as of the Effective Time. Although such valuation is not presently expected to result in values that are materially greater or less than the values assumed in the preparation of the following Company Pro Forma Financial Information, there can be no assurance with respect thereto.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                             TOY
                                   MARVEL    BIZ
                                   -------  ------  PRO FORMA       PRO FORMA
                                   MARCH 31, 1998  ADJUSTMENTS    MARCH 31, 1998
                                   --------------- -----------    --------------
                                                 (IN MILLIONS)
ASSETS
Current Assets:
Cash.............................  $  24.0  $  7.9   $ 200.0 (1)     $   48.6
                                                        90.0 (2)
                                                         1.5 (3)
                                                      (231.8)(5)
                                                       (35.0)(7)
                                                        (8.0)(10)
Accounts Receivable, net.........     93.5    46.0                      139.5
Inventories, net.................     34.6    17.3                       51.9
Assets held for resale...........     12.9     --                        12.9
Deferred income taxes............      2.0     7.5                        9.5
Income tax receivable............      --     17.5                       17.5
Prepaid expenses and other.......     28.6    10.7                       39.3
                                   -------  ------   -------         --------
   Total Current Assets..........    195.6   106.9      16.7            319.2
Notes receivable--long term......      --      0.4                        0.4
Property, plant and equipment,
 net.............................     47.8    18.3      (4.8)(4)         61.3
Product and package design costs,
 net.............................      --      7.9                        7.9
Deferred financing fees..........      --      --        8.0 (8)          8.0
Goodwill and other intangibles,
 net.............................    169.6    10.1    (169.6)(4)        622.4
                                                       595.3 (6)
                                                        17.0 (11)
Investment in Toy Biz............     33.0     --      (33.0)(4)          0.0
Deferred charges and other.......     21.2     --      (12.0)(4)          9.2
                                   -------  ------   -------         --------
   Total Assets..................  $ 467.2  $143.6   $ 417.6         $1,028.4
                                   =======  ======   =======         ========
LIABILITIES AND STOCKHOLDERS'
 (DEFICIT) EQUITY
Current Liabilities:
 Accounts payable................  $  76.8  $  4.4   $ (35.0)(7)     $   38.2
                                                        (8.0)(10)
 Accrued expenses and other......    136.7    12.1                      148.8
 Short term borrowings...........    137.3    18.0     (91.2)(5)         26.0
                                                         8.0 (8)
                                                       (46.1)(9)
                                   -------  ------   -------         --------
   Total Current Liabilities.....    350.8    34.5    (172.3)           213.0
Long-term debt...................      8.3     --       (8.3)(9)          0.0
Other long-term liabilities......     19.1     --                        19.1
Panini long-term debt............    119.2     --       54.4 (9)        173.6
Senior Notes.....................      --      --      200.0 (1)        200.0
Liabilities subject to settlement
 under reorganization............    502.2     --     (502.2)(5)          0.0
                                   -------  ------   -------         --------
   Total liabilities.............    999.6    34.5    (428.4)           605.7
Stockholders' (deficit) equity:
 Convertible preferred stock.....      --      --       90.0 (2)        169.0
                                                        79.0 (5)
Common stock.....................      1.0     0.3       0.1 (5)          0.4
                                                        (1.0)(6)
Additional paid-in capital.......     93.1    70.6       1.5 (3)        215.1
                                                       126.0 (5)
                                                       (93.1)(6)
                                                        17.0 (11)
Accumulated (deficit) earnings...   (623.7)   38.2     156.5 (5)         38.2
                                                      (219.4)(4)
                                                       686.6 (6)
Comprehensive loss...............     (2.8)    --        2.8 (6)          0.0
                                   -------  ------   -------         --------
   Total Stockholders' (deficit)
    equity.......................   (532.4)  109.1     846.0            422.7
                                   -------  ------   -------         --------
   Total Liabilities and
    Stockholders' (Deficit)
    Equity.......................  $ 467.2  $143.6   $ 417.6         $1,028.4
                                   =======  ======   =======         ========

--------
 (1) Reflects the issuance of $200 million of Senior Notes at an assumed interest rate of 10.5%.
 (2) Reflects the issuance of 9,000,000 shares of 8% Preferred Stock.
 (3) Reflects the Perlmutter Capital Contribution.
 (4) Reflects the write-off of existing goodwill and partial write-off of other non-current assets.
 (5) Reflects the satisfaction of $593.4 million of debt for $231.8 million in cash, $126.1 million in Common Stock (at an assumed price per share of $9.63) and $79 million in 8% Preferred Stock (at an assumed price per share of $10.00), resulting in $156.5 million forgiveness of debt.
 (6) Reflects the elimination of Marvel's stockholders' equity and the recording of new goodwill.
 (7) Reflects the estimated chapter 11 administrative expenses to be paid at closing.
 (8) Reflects estimated deferred financing fees with respect to the proposed transaction.
 (9) Reflects the consolidation of all Panini debt into one account. The Company intends to reduce this indebtedness by $13.0 million at consummation pursuant to the Panini Guaranty. Such adjustment has not been reflected in this pro forma consolidated balance sheet.
(10) Reflects $8.0 million in cash to be paid to certain unsecured pre-petition creditors of the Marvel Debtors.
(11) Reflects the estimated value of the Warrants.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS: DECEMBER 31, 1997

  The following unaudited pro forma consolidated statement of operations is based on the historical consolidated statements of operations of the Company and Marvel for the year ended December 31, 1997 and is presented as if the Merger and Securities Issuances had taken place at January 1, 1997 and should be read in conjunction with the historical financial statements of the Company and Marvel and the notes thereto. See "INCORPORATION BY REFERENCE." The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented for informational purposes only and is not necessarily indicative of the combined financial position that would have occurred if the transactions contemplated by the Plan occurred on the date specified, nor is it indicative of the Company's future results.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                              TOY
                                    MARVEL    BIZ
                                    -------  ------                  PRO FORMA
                                      YEAR ENDED      PRO FORMA     YEAR ENDED
                                     DEC. 31, 1997   ADJUSTMENTS   DEC. 31, 1997
                                    ---------------  -----------   -------------
                                      (IN MILLIONS, EXCEPT PER SHARE DATA)
Net revenues......................  $ 471.7  $150.8    $ (68.9)(1)    $ 553.6
Cost of sales.....................    366.5   106.9      (42.2)(1)      431.2
Selling, general & administrative
 expenses.........................    155.0    72.1      (27.8)(1)      199.3
Depreciation and amortization.....     17.8    21.1       (6.8)(1)       30.3
                                                          (1.8)(4)
Amortization of goodwill, intangi-
 bles and deferred charges........    123.8     --      (123.8)(2)       24.5
                                                          24.5 (3)
Interest expense, net.............     46.3     0.4       (0.1)(1)       41.3
                                                         (26.3)(5)
                                                          21.0 (6)
Foreign exchange gain, net........     (1.6)    --                       (1.6)
Loss on sale of portion of confec-
 tionery business.................      4.7     --                        4.7
Equity in net loss of unconsoli-
 dated subsidiaries and other,
 net..............................     (5.0)    --                       (5.0)
                                    -------  ------    -------        -------
Loss before reorganization items,
 provision (benefit) for
 income taxes and minority
 interest.........................   (245.8)  (49.7)     114.4         (181.1)
Reorganization items..............     11.3     --                       11.3
                                    -------  ------    -------        -------
Loss before provision (benefit)
 for income taxes and minority
 interest.........................   (257.1)  (49.7)     114.4         (192.4)
Provision (benefit) for income
 taxes............................      0.6   (20.2)       3.2 (1)      (16.4)
                                    -------  ------    -------        -------
Loss before minority interest.....   (257.7)  (29.5)     111.2         (176.0)
Minority interest in earnings of
 Toy Biz..........................     (3.4)    --         3.4 (1)        --
                                    -------  ------    -------        -------
Net loss..........................  $(254.3) $(29.5)   $ 107.8        $(176.0)
                                    =======  ======    =======        =======
Basic loss per share:
 Loss per share...................  $ (2.50) $(1.06)                  $ (5.66)
                                    =======  ======                   =======
 Weighted average number of common
  and common equivalent shares
  outstanding (in millions).......    101.8    27.7                      33.5
                                    =======  ======                   =======
Dilutive loss per share:
 Loss per share...................  $ (2.50) $(1.06)                  $ (3.45)
                                    =======  ======                   =======
 Weighted average number of common
  and common equivalent shares
  outstanding (in millions).......    101.8    27.7                      51.0
                                    =======  ======                   =======

--------
(1) Reflects the reversal of the Company's activity which is already consolidated into Marvel's Statement of Operations for the period presented.
(2)Reflects the elimination of Marvel's amortization of goodwill, intangibles and deferred charges.
(3) Reflects the amortization of goodwill created pursuant to the combination of the Company and Marvel based on an assumed twenty-five year life.
(4)Reflects the reduction of depreciation expense resulting from the partial write-off of property, plant and equipment.
(5)Reflects the elimination of interest expense on all Marvel debt except Panini debt.
(6)Reflects the interest expense on the $200 million of Senior Notes at an assumed rate of 10.5%.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS: MARCH 31, 1998

  The following unaudited pro forma consolidated statement of operations is based on the unaudited consolidated statements of operations of the Company and Marvel for the three months ended March 31, 1998 and is presented as if the Mergers and Securities Issuances had taken place at January 1, 1998 and should be read in conjunction with the historical financial statements of the Company and Marvel and the notes thereto. See "INCORPORATION BY REFERENCE." The Unaudited Pro Forma Consolidated Statement of Operations for the period ended March 31, 1998 is presented for informational purposes only and is not necessarily indicative of the combined financial position that would have occurred if the transactions contemplated by the Plan occurred on the date specified, nor is it indicative of the Company's future results.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                               TOY
                                   MARVEL      BIZ                   PRO FORMA
                                  --------    -----                 THREE MONTHS
                                 THREE MONTHS ENDED    PRO FORMA       ENDED
                                   MARCH 31, 1998     ADJUSTMENTS  MARCH 31, 1998
                                 ==================   -----------  --------------
                                     (IN MILLIONS, EXCEPT PER SHARE DATA)
Net revenues...................   $    97.1  $   42.6                  $139.7
Cost of sales..................        72.7      23.2                    95.9
Selling, general & administra-
 tive expenses.................        23.3      14.2                    37.5
Depreciation and amortization..         2.1       3.3    (0.2)(3)         5.2
Amortization of goodwill,
 intangibles and deferred
 charges.......................         2.6       --     (2.6)(1)         6.2
                                                          6.2 (2)
Interest expense, net..........         6.9       0.1    (2.5)(4)         9.8
                                                          5.3 (5)
Loss on sale of portion of con-
 fectionery business...........         3.4       --                      3.4
Foreign exchange gain, net.....        (0.3)      --                     (0.3)
Equity in net income of
 unconsolidated subsidiaries
 and other, net................         0.1       --                      0.1
                                  ---------  --------   ------         ------
(Loss) income before
 reorganization items and
 provision for income taxes....       (13.5)      1.8    (6.2)          (17.9)
Reorganization items...........         5.1       --                      5.1
                                  ---------  --------   ------         ------
(Loss) income before provision
 for income taxes..............       (18.6)      1.8    (6.2)          (23.0)
Provision for income taxes.....         0.5       0.7                     1.2
                                  ---------  --------   ------         ------
Net (loss) income..............   $   (19.1) $    1.1   $(6.2)         $(24.2)
                                  =========  ========   ======         ======
Basic (loss) earnings per
 share:
 (Loss) earnings per share.....   $   (0.19) $   0.04                  $(0.83)
                                  =========  ========                  ======
 Weighted average number of
  common and common
  equivalent shares outstanding
  (in millions)................       101.8      27.7                    33.5
                                  =========  ========                  ======
Dilutive (loss) earnings per
 share:
 (Loss) earnings per share.....   $   (0.19) $   0.04                  $(0.47)
                                  =========  ========                  ======
 Weighted average number of
  common and common equivalent
  shares outstanding (in
  millions)....................       101.8      27.7                    51.0
                                  =========  ========                  ======

--------
(1)Reflects the elimination of Marvel's amortization of goodwill, intangibles and deferred charges.
(2)Reflects the amortization of goodwill created pursuant to the combination of the Company and Marvel based on an assumed twenty-five year life.
(3)Reflects the reduction of depreciation expense resulting from the partial write-off of property, plant and equipment.
(4)Reflects the elimination of interest expense on all Marvel debt except Panini debt.
(5)Reflects the interest expense on the $200 million of Senior Notes at an assumed rate of 10.5%.

          PRO FORMA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL

                      CONDITION AND RESULTS OF OPERATIONS

  As a result of the effectiveness of the Plan and the consummation of the Merger, the Company will operate the existing businesses of Marvel and the Company on a combined basis under a new corporate and capital structure. See "THE MARVEL PROPOSALS" and "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." Accordingly, the financial condition and results of operations of the Company after the Effective Time are not comparable to the historical financial conditions or results of operations of Marvel and the Company, either individually or on a combined basis.

  The Company will have three principal sources of liquidity during the period immediately following the Effective Time: (i) cash and cash equivalents (after giving effect to the distributions contemplated by the Plan); (ii) certain financing facilities available to the Company; and (iii) cash generated by operations. See UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." While the Company believes that the Company's liquidity and capital resources will be sufficient to cover its reasonably foreseeable working capital, capital expenditures and debt service requirements, no assurance can be given with respect thereto. See "RISK FACTORS."

                CERTAIN COMPANY PROJECTED FINANCIAL INFORMATION

  THE FOLLOWING UNAUDITED PROJECTED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY (THE "COMPANY PROJECTIONS") WERE PREPARED BY THE COMPANY BASED UPON, AMONG OTHER THINGS, INFORMATION DEVELOPED BY THE COMPANY WITH RESPECT TO THE PROJECTED FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY ON A STAND-ALONE BASIS AND WITH RESPECT TO MARVEL AND INFORMATION AVAILABLE IN PUBLICALLY FILED DOCUMENTS WITH RESPECT TO THE PROJECTED FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MARVEL ON A STAND-ALONE BASIS. THE COMPANY PROJECTED FINANCIAL INFORMATION WAS NOT PREPARED WITH A VIEW TOWARD COMPLIANCE WITH PUBLISHED GUIDELINES OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS, ANY REGULATORY OR PROFESSIONAL AGENCY OR BODY, OR GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. IN ADDITION, ERNST & YOUNG, THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY, HAS NOT COMPILED OR EXAMINED THE COMPANY PROJECTED FINANCIAL INFORMATION AND, ACCORDINGLY, DOES NOT EXPRESS ANY OPINION OR ANY OTHER FORM OF ASSURANCE WITH RESPECT THERETO. THE COMPANY PROJECTED FINANCIAL INFORMATION WAS PREPARED BY THE COMPANY FOR USE IN AN OFFERING MEMORANDUM IN CONNECTION WITH ITS SENIOR NOTES. ACCORDINGLY, THE COMPANY PROJECTED FINANCIAL INFORMATION HAS BEEN INCLUDED IN THIS PROXY STATEMENT IN THE INTERESTS OF FULL DISCLOSURE.

  THE COMPANY PROJECTED FINANCIAL INFORMATION IS BASED ON ESTIMATES AND ASSUMPTIONS REGARDING FUTURE EVENTS THAT AFFECT THE PROJECTED FUTURE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS OF THE COMPANY. SENSITIVE ESTIMATES AND ASSUMPTIONS INCLUDE, AMONG OTHERS, THE ABILITY OF THE COMPANY TO OBTAIN NEW BUSINESS, THE SUCCESSFUL EXPLOITATION OF THE MARVEL CHARACTERS IN VARIOUS FORMS OF MEDIA, PROFIT MARGINS ON EXISTING AND FUTURE CONTRACTS, POTENTIAL SALES VALUE OF CERTAIN NON-CORE ASSETS AND THE REALIZATION OF COST SAVINGS AND INCREASED REVENUE FROM SYNERGIES FROM THE MERGER AND SECURITIES ISSUANCES. OTHER FACTORS THAT COULD AFFECT THE COMPANY'S FUTURE OPERATIONS INCLUDE REALIZING CERTAIN CONTINGENT LIABILITIES AT AMOUNTS GREATER OR LESS THAN RELATED RESERVES AND THE POTENTIAL FOR THE REALIZABLE VALUE OF CERTAIN ASSETS TO BE MORE OR LESS THAN BOOK VALUE.

  THE COMPANY PROJECTED FINANCIAL INFORMATION ASSUMES THE PLAN, THE MERGER AND THE SECURITIES ISSUANCES WOULD BE IMPLEMENTED IN ACCORDANCE WITH THEIR TERMS, AND PRESENTS THE ANTICIPATED EFFECTS OF THE CONSUMMATION OF THE PLAN, THE MERGER AND THE SECURITIES ISSUANCES AND VARIOUS OTHER FACTORS ON THE COMPANY'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOLLOWING THE EFFECTIVE TIME. THE ASSUMPTIONS AND ESTIMATES UNDERLYING THE COMPANY PROJECTIONS ARE INHERENTLY UNCERTAIN AND ARE SUBJECT TO A WIDE VARIETY OF SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED, INCLUDING, AMONG OTHERS, RISKS AND UNCERTAINTIES RELATING TO: (I) THE ABILITY OF THE COMPANY AND MARVEL TO ACHIEVE SUBSTANTIAL IMPROVEMENTS IN THEIR RESPECTIVE RESULTS OF OPERATIONS; (II) THE POTENTIALLY ADVERSE EFFECTS THAT THE FILING OF THE CHAPTER 11 BANKRUPTCY PROCEEDINGS HAS HAD ON MARVEL'S BUSINESS RELATIONSHIPS, INCLUDING RELATIONSHIPS WITH CUSTOMERS, SUPPLIERS AND EMPLOYEES; (III) THE ABILITY OF THE COMPANY AND MARVEL TO EFFECT THE TRANSACTIONS CONTEMPLATED BY THE PLAN AND THE MERGER AGREEMENT IN A TIMELY MANNER, AND THE POTENTIALLY ADVERSE EFFECTS THAT SUCH TRANSACTIONS COULD HAVE UNDER CERTAIN CONTRACTUAL ARRANGEMENTS TO WHICH THE COMPANY AND MARVEL ARE PARTIES; (IV) THE EXPECTED ENHANCEMENTS OF THE COMPANY'S ABILITY TO ATTRACT AND PROFITABLY EXPLOIT NEW BUSINESS OPPORTUNITIES; AND (V) THE COMPANY'S ABILITY TO REALIZE MERGER-RELATED SYNERGIES AND COST REDUCTIONS. THE COMPANY'S ACTUAL RESULTS WILL VARY, AND MAY VARY SIGNIFICANTLY, FROM THE COMPANY PROJECTIONS. CONSEQUENTLY THE COMPANY PROJECTIONS CONTAINED HEREIN SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY, THE COMPANY'S ADVISORS OR ANY OTHER PERSON THAT THE COMPANY PROJECTIONS CAN OR WILL BE ACHIEVED.

              ASSUMPTIONS TO THE 1998-1999 FINANCIAL PROJECTIONS

    1. The projections were prepared using actual financial information for both Marvel and the Company through March 31, 1998, the most recent date for which publicly available information was available for both companies.

    2. The projections were prepared by giving separate consideration to the Company and Marvel entities, and to the potential impact that the combination of the entities would have on operating results.

    3. The Company's core business was assumed to grow at a rate of 4% annually, the approximate historical growth rate for the toy industry. The projections also include assumed revenues from a motion picture based on the Marvel characters to be released in 1999.

    4. Marvel revenues were assumed to partially return to levels achieved prior to bankruptcy during 1999.

    5. The gross margins on the Company's core business were assumed to be at historical levels, and gross margins on products attributable to the motion picture based on the Marvel characters were assumed to be at a higher level than the core business due to the heavy action figure emphasis of such product lines. Marvel's gross margins were assumed to be consistent with historical levels.

    6. Selling, general and administrative expenses were based on historical levels for both Marvel and the Company, and an adjustment was made to eliminate estimated duplicative expenses resulting from the combination of the entities beginning in 1998.

    7. The Company's tax rate has been assumed to be 40%. No benefit related to Marvel's existing net operating losses (NOLs) has been assumed, nor has any material tax liability resulting from the transaction.

                      COMPANY PROJECTED INCOME STATEMENT





                                                PRO FORMA   COMPANY PROJECTED
                                   PRO FORMA   THREE MONTHS    YEAR ENDING
                                   YEAR ENDED     ENDED        DECEMBER 31,
                                                            -------------------
                                  DECEMBER 31,  MARCH 31,
                                      1997         1998      1998(1)     1999
                                  ------------ ------------ ---------- --------
                                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS:
  Net revenues...................     553.6        139.7       642.2      624.4
  Cost of sales..................     431.2         95.9       390.8      361.7
  Selling, general &
   administrative expenses.......     199.3         37.5       164.6      163.7
  Depreciation and amortization..      54.8         11.4        34.1       43.5
                                    -------       ------    --------   --------
Operating Income (loss)..........    (131.7)        (5.1)       52.7       55.5
  Other expense, net(2)..........      19.4          8.1        10.1        --
  Interest expense, net..........      41.3          9.8        30.9       37.4
                                    -------       ------    --------   --------
Income (loss) before income
 taxes...........................    (192.4)       (23.0)       11.7       18.1
  Income tax provision
   (benefit).....................     (16.4)         1.2         4.7        7.2
                                    -------       ------    --------   --------
    Net Income (Loss)............    (176.0)       (24.2)        7.0       10.9
BASIC LOSS PER SHARE:
  Loss per share.................   $ (5.66)      $(0.83)   $  (0.11)  $  (0.08)
  Weighted average number of
   common and common equivalent
   shares outstanding (in
   millions).....................      33.5         33.5        33.5       33.5
DILUTIVE LOSS PER SHARE:
  Loss per share.................   $ (3.45)      $(0.47)   $  (0.14)  $  (0.21)
  Weighted average number of
   common and common equivalent
   shares outstanding (in
   millions).....................      51.0         51.0        51.0       51.0
OTHER DATA:
  Operating cash flow
   (EBITDA)(3)...................     (76.9)         6.3        86.8       99.0

--------
(1) 1998 includes actual data for the three months ended March 31, 1998, projections for the Company and Marvel for the six months ending September 30, 1998 and projections for the Company (post-Merger) for the three months ending December 31, 1998. Assume a 40% tax rate for the entire twelve month period.
(2) Includes Marvel reorganization expenses of $11.3 million, $5.1 million and $7.6 million for the year ended December 31, 1997, the three months ended March 31, 1998 and the year ending December 31, 1998, respectively.
(3) "EBITDA" means earnings before interest, taxes, depreciation and amortization.

                        COMPANY PROJECTED BALANCE SHEET




                                            PRO FORMA
                              PRO FORMA   THREE MONTHS    COMPANY PROJECTED
                             YEAR ENDED       ENDED          YEAR ENDING
                            DECEMBER 31,    MARCH 31,        DECEMBER 31,
                                1997          1998        1998        1999
                            ------------- ------------- ----------- -----------
                             (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
CURRENT ASSETS:
  Cash and cash
   equivalents.............   $      54.3        $ 48.6 $      22.7 $      31.6
  Accounts receivable,
   net.....................         137.2         139.5       146.7       162.8
  Inventories, net.........          66.6          51.9        55.3        55.2
  Deferred income taxes....           9.5           9.5         --          --
  Income tax receivable....          17.5          17.5         --          --
  Prepaid expenses and
   other current assets....          44.8          52.2        26.1        38.1
                              -----------   ----------- ----------- -----------
    Total Current Assets...         329.9         319.2       250.8       287.7
  Property, Plant and
   Equipment, net..........          74.6          69.2        77.3        79.4
  Goodwill and other
   intangibles.............         608.9         622.4       612.7       596.8
  Deferred financing fees..           8.0           8.0         8.0         6.9
  Other non-current
   assets..................           9.2           9.6        15.5        15.5
                              -----------   ----------- ----------- -----------
    Total Assets...........      $1,030.6      $1,028.4      $964.3      $986.3
                              ===========   =========== =========== ===========
CURRENT LIABILITIES:
  Accounts payable/accrued
   liabilities(a)..........   $     201.0   $     187.0      $174.1      $173.1
  Revolving debt...........          20.0          26.0         --          --
                              -----------   ----------- ----------- -----------
  Total Current
   Liabilities.............         221.0         213.0       174.1       173.1
LONG-TERM LIABILITIES
  Senior notes.............         200.0         200.0       200.0       200.0
  Panini debt(b)...........         169.9         173.6       164.0       176.1
  Deferred income tax
   liability...............           --            --          7.6         7.7
  Other liabilities........          19.6          19.1        11.6        11.5
                              -----------   ----------- ----------- -----------
Total Liabilities..........         610.5         605.7       557.3       568.4
SHAREHOLDERS' EQUITY
  Preferred stock/minority
   interest................         169.0         169.0       169.0       169.0
  Common stock.............           0.4           0.4         0.4         0.4
  Additional paid-in
   capital.................         213.6         215.1       217.4       217.4
  Retained earnings........          37.1          38.2        20.2        31.1
                              -----------   ----------- ----------- -----------
    Total Shareholders'
     Equity................         420.1         422.7       407.0       417.9
                              -----------   ----------- ----------- -----------
Total Liabilities &
 Shareholders' Equity......      $1,030.6      $1,028.4      $964.3      $986.3
                              ===========   =========== =========== ===========

--------
(a) Includes the payment of Bankruptcy administrative costs of $35.0 million in 1998 which were accrued as of March 31, 1998.
(b) Panini debt includes both long-term and short-term portions.

                      COMPARISON OF STOCKHOLDERS' RIGHTS

  At the Effective Time, the restated certificate of incorporation and by-laws of the Company will be amended and restated in the forms attached hereto as Annex B and Annex C, respectively. As a result of the amendment of the restated certificate of incorporation of the Company, all shares of Class A Common Stock will be reclassified as and changed into shares of Common Stock. The following discussion addresses the differences in the rights of the holders of the shares of Class A Common Stock prior to the Effective Time, compared to the rights of holders of shares of Common Stock following the Effective Time.

  The rights of the Company's stockholders are currently governed by the DGCL and the Company's Restated Certificate of Incorporation and By-Laws, as amended. At the Effective Time, the rights of the stockholders of the Company will be governed by the DGCL and the Amended Certificate of Incorporation and Amended By-Laws, attached hereto as Annex B and Annex C, respectively.

PREFERRED STOCKHOLDERS

  At the present time, the Company is authorized to issue up to 25,000,000 shares of preferred stock, on such terms and conditions, in one or more classes or series, and with such relative rights and preferences as the Board may determine. At the present time, no preferred stock of the Company is outstanding, and none is expected to be outstanding between the date hereof and the Effective Time.

  The Charter Amendment provides for the authorization of up to 100,000,000 shares of preferred stock, as follows: 75,000,000 shares of 8% Preferred Stock and 25,000,0000 shares of preferred stock which may be issued on such terms and conditions, in one or more classes or series, and with such relative rights and preferences, as the Board may determine, subject to the provisions of the Amended Certificate of Incorporation. For a description of the 8% Preferred Stock, see "THE MARVEL PROPOSALS--Securities to be Issued and Transferred under the Plan--Shares of 8% Preferred Stock."

COMMON STOCKHOLDERS

  The Company has two authorized classes of common stock: Class A Common, of which there are 100,000,000 shares authorized and 27,746,127 shares issued and outstanding, and Class B Common, of which there are 20,000,000 shares authorized and none outstanding. The Class A Common Stock and Class B Common are identical in all material respects except that each share of Class B Common carries ten votes, whereas each share of Class A Common carries one vote, and holders of the Class B Common would have certain additional rights that are not material at this time because no Class B Common is outstanding. Following the Effective Time of the Merger, the Company will have only one class of common stock of which the Company will be authorized to issue up to 250,000,000 shares of Common Stock, each share of which will have one vote.

NUMBER OF DIRECTORS

  The number of directors of the Company is fixed by its Restated Certificate of Incorporation at twelve. Following the Effective Time, the number of directors of the Company is to be fixed in the Amended Certificate of Incorporation at eleven.

SPECIAL MEETINGS

  Under the Amended By-Laws, a special meeting of stockholders shall be called upon the written request of 15% (in interest) or more of the Company's stockholders who would be entitled to vote at such a meeting.

CHANGES IN THE OWNERSHIP OF THE COMPANY RESULTING FROM THE MERGER BY MAJORITY
VOTE

  In considering the proposed amendments to the Restated Certificate of Incorporation and the By-Laws, the stockholders of the Company should note that after the consummation of the Merger, the existing stockholders of the Company (other than Characters) will own an aggregate of approximately 40% of the outstanding shares of Common Stock (including shares of Common Stock issuable upon exercise of the 8% Preferred Stock, which is convertible at any time into shares of Common Stock, and excluding shares of Common Stock issuable upon exercise and conversion of the Plan Warrants and Stockholder Warrants). See "RISK FACTORS--Dilution." Assuming the issuance of shares of Common Stock upon exercise and conversion of all Warrants and shares of 8% Preferred Stock, existing stockholders (other than Characters) will own an aggregate of approximately 30% of the outstanding shares of Common Stock after the Merger and the Securities Issuances.

                     COMPARATIVE MARKET PRICES INFORMATION

  The Company. The principal market on which the shares of Common Stock are traded is the NYSE with the ticker symbol "TBZ". On August 12, 1998, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the shares of Common Stock were both $9.75. On October 7, 1997, the last trading day before the Company's public announcement of its proposal for the combination of the Company and Marvel pursuant to the Master Agreement for the combination of the Company and Marvel, the high and low sales prices of the shares of Common Stock were $8 7/8 and $8 11/16, respectively. The high and low sales prices for the shares of Common Stock, as reported on the NYSE Composite Tape, for fiscal years 1995, 1996, 1997 and 1998 are shown below. STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE SHARES OF COMMON STOCK.

                                                          HIGH        LOW
                                                         ------      -----
   1995
     First Quarter (February 27 to March 31)............   $21 1/8    $18 5/8
     Second Quarter.....................................    20 1/4     16 3/8
     Third Quarter......................................    26 1/4     18
     Fourth Quarter.....................................    25 1/8     20 1/4
   1996
     First Quarter......................................   $24 3/4    $17 7/8
     Second Quarter.....................................    22 3/8     17 5/8
     Third Quarter......................................    20 1/4     14
     Fourth Quarter.....................................    19 7/8     17
   1997
     First Quarter......................................   $20        $ 8 3/8
     Second Quarter.....................................    11          8 1/4
     Third Quarter......................................    11          7 15/16
     Fourth Quarter.....................................     9 11/16    7 9/16
   1998
     First Quarter......................................   $10 7/16   $ 6 15/16
     Second Quarter.....................................    11 5/16     8 15/16
     Third Quarter (through August 11, 1998)............    10 7/16     9 1/4

  The Company has not declared any dividends during the periods set forth above. For a description of certain restrictions on payment of dividends, see
Note 7 of Notes to Consolidated Financial Statements dated December 31, 1997, incorporated by reference to the Company's Annual Report on Form 10-K.

  Marvel. On April 17, 1998, trading of the Marvel Shares was suspended by the NYSE. Prior to that time, the principal market on which the Marvel Shares are traded is the NYSE with the ticker symbol "MRV." The

Marvel Shares have traded in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Electronic Bulletin Board since its suspension from the NYSE. On August 12, 1998, the last trading day before the printing of this Proxy Statement, the high and low sales prices of the Marvel Shares were $0.16 and $0.20, respectively. On October 7, 1997, the last trading day before the Company's public announcement of its proposal for the combination of the Company and Marvel pursuant to the Master Agreement, the high and low sales prices of the Marvel Shares were $2 1/2 and $2 7/16, respectively. The high and low sales prices for the Marvel Shares, as reported on the NYSE Composite Tape, for fiscal years 1995, 1996, 1997 and 1998 are shown below. STOCKHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE MARVEL SHARES.

                                                             HIGH         LOW
                                                            -------     -------
   1995
     First Quarter......................................... $17 3/8     $13 1/2
     Second Quarter........................................  16 3/4      14 3/4
     Third Quarter.........................................  16 1/4      14
     Fourth Quarter........................................  15 7/8      10 5/8
   1996
     First Quarter......................................... $13 1/4     $10 1/4
     Second Quarter........................................  12           9 3/8
     Third Quarter.........................................   9 3/4       7 3/4
     Fourth Quarter........................................   8 1/8       1 5/8
   1997
     First Quarter......................................... $ 3 3/8     $ 1 3/4
     Second Quarter........................................   2 3/4       2
     Third Quarter.........................................   2 3/16      1 5/8
     Fourth Quarter........................................   2 5/8         1/2
   1998
     First Quarter......................................... $ 1 5/8     $   1/2
     Second Quarter*.......................................     5/8        7/64
     Third Quarter (through August 11, 1998)*..............     3/8        5/32

--------
* These prices are based on trading not on the NYSE (where trading of the Marvel Shares was suspended on April 17, 1998) but in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Electronic Bulletin Board.

  Marvel has not declared a cash dividend on shares of Marvel Shares subsequent to the initial public offering, which was consummated on July 22, 1991.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to (a) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Class A Common Stock, (b) each Director of the Company and (c) all Directors and executive officers of the Company as a group. The table shows
(a) beneficial ownership of Class A Common Stock, as of August 7, 1998 (b) expected beneficial ownership of 8% Preferred Stock upon consummation of the Plan, and (c) expected beneficial ownership of Common Stock upon consummation of the Plan. The table assumes no exercise of any of the Warrants. See "THE MARVEL PROPOSALS--Securities to be Issued and Transferred under the Plan"; "ELECTION OF DIRECTORS."

                            SHARES OF CLASS A             SHARES OF                       SHARES OF
                               COMMON STOCK          8% PREFERRED STOCK                  COMMON STOCK
                            BENEFICIALLY OWNED       BENEFICIALLY OWNED               BENEFICIALLY OWNED
                               BEFORE THE                AFTER THE                        AFTER THE
                            CONSUMMATION DATE         CONSUMMATION DATE              CONSUMMATION DATE(1)
                            ------------------ ------------------------------- -----------------------------------
FIVE PERCENT STOCKHOLDERS,             PERCENT                      PERCENT                             PERCENT
        DIRECTORS                        OF                           OF                                  OF
AND EXECUTIVE OFFICERS(2)     NUMBER    CLASS       NUMBER           CLASS           NUMBER            CLASS(3)
--------------------------  ---------- ------- ----------------- ------------- ------------------    -------------
Marvel Characters,
 Inc....................     7,394,000  26.6%                  0             *                -- (4)           --
 c/o Marvel
 Entertainment Group,
 Inc.
 387 Park Avenue South
 New York, New York
 10016
Avi Arad (5)............     4,150,000  15.0%                  0             *          4,150,000             8.1%
 1698 Post Road East
 Westport, Connecticut
 06880
Isaac Perlmutter (6)....     9,539,500  34.4%  between 6,000,000 between 35.5% between 15,773,500    between 39.7%
 P.O. Box 1028                                     and 2,000,000     and 11.8%     and 11,617,000        and 32.7%
 Lake Worth, Florida
 33460-1028
Fixed Senior Secured
 Lenders as a group                            between 7,900,000 between 46.7% between 21,308,100    between 51.1%
 (7)....................                          and 11,900,000     and 70.4%     and 25,464,100        and 55.6%

Mark Dickstein (8)......     1,223,900   4.4%  between 3,508,061 between 20.8%  between 5,959,993    between 16.1%
 c/o Dickstein Partners                            and 3,841,258     and 22.7%      and 6,306,184        and 16.8%
 Inc.
 660 Madison Avenue
 16th Floor
 New York, New York
 10021
Joseph M. Ahearn (9)....       280,100   1.0%                  0             *                100                *
 685 Third Avenue
 New York, New York
 10017
David J. Fremed (10)....        30,000     *                   0             *                  0                *
James F. Halpin.........         5,000     *                   0             *              5,000                *
Alfred A. Piergallini...         4,000     *                   0             *              4,000                *
Paul R. Verkuil.........         2,000     *                   0             *              2,000                *
William H. Hardie, III..             0     *                   0             *                  0                *
James Carluccio.........             0     *                   0             *                  0                *
Morton Handel...........         1,000     *                   0             *              1,000                *
Donald Rosenblum........             0     *                   0             *                  0                *
Alan Fine (10)..........        30,000     *                   0             *                  0                *
All executive officers
 and Directors as a
 group (12 persons)
 (11)...................    14,041,600  50.6%  between 6,000,000 between 35.5% between 19,935,600    between 50.2%
                                                   and 2,000,000     and 11.8%     and 15,779,600        and 44.4%


--------
*  Less than 1%.
(1) Assumes no exercise of Warrants or employee stock options.
(2) Also includes (i) Fixed Senior Secured Lenders as a group and (ii) Dickstein Partners Inc. Those parties will be, but are not now, Five Percent Stockholders, Directors or Executive Officers upon consummation of the Plan.
(3) Excludes shares of Common Stock owned by Characters, which will become a wholly-owned subsidiary of the Company on the Consummation Date. See Note 4.
(4) Shares of Common stock owned by Characters after the Consummation Date will be beneficially owned by the Company, and will therefore, pursuant to the DGCL, neither be entitled to vote nor be counted for quorum purposes. Those shares are treated by this table as being no longer issued and outstanding.
(5) Mr. Arad is also a director of the Company.
(6) Mr. Perlmutter is also a director of the Company. Figures represent stock owned by (i) Zib, which is owned entirely by the Isaac Perlmutter T.A., a revocable trust established by Mr. Perlmutter; (ii) the Laura and Isaac Perlmutter Foundation; and (iii) Object Trading Corp. Mr. Perlmutter is the sole beneficiary of the Isaac Perlmutter T.A. during his lifetime and may revoke it at any time and he and his wife serve as its trustees. Mr. Perlmutter is the sole stockholder of the Laura and Isaac Perlmutter Foundation and of Object Trading Corp. Range of possible ownership after the Consummation Date corresponds to the Fixed Senior Secured Lenders' right, under the Plan, to purchase up to 4,000,000 shares of 8% Preferred Stock that would otherwise be purchased by affiliates of Mr. Perlmutter.
(7) Includes shares of stock to be received by the Dickstein Funds (as defined below) as Fixed Senior Secured Lenders. See Note 8. The Company is unable to determine from publicly available information, or otherwise, the respective ownership that each Fixed Senior Secured Lender will have with respect to the Common Stock following the Consummation Date. Range of possible ownership after the Consummation Date corresponds to the Fixed Senior Secured Lenders' right, under the Plan, to purchase up to 4,000,000 shares of 8% Preferred Stock that would otherwise be purchased by affiliates of Mr. Perlmutter.
(8) Represents (i) with respect to the shares of Class A Common Stock Beneficially Owned before the Consummation Date, 596,400 shares of Class A Common Stock owned by Dickstein & Co., L.P. ("DCO"), 438,400 shares of Class A Common Stock owned by Dickstein International Limited ("DIL"), 141,600 shares of Class A Common Stock owned by Dickstein Focus Fund L.P. ("DFF", and together with DCO and DIL, the "Dickstein Funds") and 47,500 shares of Class A Common Stock owned by Mark Dickstein, (ii) with respect to the shares of 8% Preferred Stock Beneficially Owned after the Consummation Date, 2,419,608 (or 2,682,701, assuming the pro rata exercise by DCO of the rights described in Note (7) above) shares of 8% Preferred Stock owned by DCO, 805,876 (or 859,485, assuming the pro rata exercise by DIL of the rights described in Note (7) above) shares of 8% Preferred Stock owned by DIL, 232,577 (or 249,072, assuming the pro rata exercise by DFF of the rights described in Note (7) above) shares of 8% Preferred Stock owned by DFF, 40,000 shares of 8% Preferred Stock owned by Mark Dickstein and 10,000 shares of 8% Preferred Stock owned by the Mark and Elyssa Dickstein Foundation (the "Dickstein Foundation") and (iii) with respect to the shares of Common Stock Beneficially Owned after the Consummation Date, 3,972,002 (or 4,245,355, assuming the pro rata exercise by DCO of the rights described in Note (7) above) shares of Common Stock owned by DCO, 1,451,272 (or 1,506,972, assuming the pro rata exercise by DIL of the rights described in Note (7) above) shares of Common Stock owned by DIL, 437,269 (or 454,407 assuming the pro rata exercise by DFF of the rights described in Note (7) above) shares of Common Stock owned by DFF, 89,060 shares of Common Stock owned by Mark Dickstein and 10,390 shares of Common Stock owned by the Dickstein Foundation. The shares beneficially owned after the Consummation Date do not include 50,000 shares of 8% Preferred Stock owned by the Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein as Grantor trust and 100,000 shares of 8% Preferred Stock owned by Elyssa Dickstein, and the shares of Common Stock issuable upon conversion of such shares of 8% Preferred Stock. Mark Dickstein is the President and sole shareholder of Dickstein Partners Inc. Dickstein Partners Inc. is the advisor to DIL and is the general partner of Dickstein Partners, L.P., which in turn is the general Partner of DCO and DFF. Mark Dickstein is also a trustee of the Dickstein Foundation. Elyssa Dickstein is the wife of Mark Dickstein. Mark Dickstein disclaims beneficial ownership of all shares except for shares of Common Stock and 8%

   Preferred Stock directly owned by him and except to the extent of his pecuniary interest in the Common Stock and 8% Preferred Stock owned by the Dickstein Funds.
(9) Shares of Class A Common Stock Beneficially Owned Before the Consummation Date includes 280,000 shares of Class A Common Stock subject to employee options granted pursuant to the 1995 Stock Option Plan which are immediately exercisable or exercisable within 60 days. Those employee options will be canceled prior to the Consummation Date.
(10) Shares of Class A Common Stock Beneficially Owned Before the Consummation Date includes 30,000 shares of Class A Common Stock subject to employee options granted pursuant to the 1995 Stock Option Plan which are immediately exercisable or exercisable within 60 days. Those employee options will be canceled prior to the Consummation Date.
(11) Excludes shares owned by the Dickstein entities described in Note 8. Mark Dickstein is expected to become a director of the Company on the Consummation Date.

                     ATTENDANCE OF AUDITORS AT THE MEETING

  The consolidated financial statements of the Company's Annual Report on Form 10-K have been audited by Ernst & Young, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Representatives of Ernst & Young are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting should have been received by the Secretary of the Company by April 15, 1999. Proposals received after that date may be excluded from the Company's proxy materials.

                          INCORPORATION BY REFERENCE

  This Proxy Statement incorporates certain documents by reference which are not presented herein or delivered herewith. These documents (other than exhibits to such documents unless such exhibits are specifically incorporated herein by reference) are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, without charge, on written or oral request directed to: Secretary, Toy Biz, Inc., 685 Third Avenue, New York, New York 10017, or by calling (212) 588-5100. In order to ensure timely delivery of the documents, requests should be received no later than five days prior to the date of the Meeting. Copies of documents so requested will be sent by first class mail, postage pre-paid.

  The following documents, previously filed with the Commission by the Company pursuant to the Exchange Act, are incorporated by reference in this Proxy
Statement:

    1. The Company's Annual Report on Form 10-K for the year ended December 31, 1997; and

    2. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 1998.

    3. The Company's Current Report on Form 8-K filed on August 3, 1998.

  All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED, OR INCORPORATED BY REFERENCE, IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO THE COMPANY HAS BEEN SUPPLIED BY THE COMPANY. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO MARVEL HAS BEEN DERIVED FROM EITHER PUBLICLY AVAILABLE INFORMATION OR INFORMATION FURNISHED BY THE CHAPTER 11 TRUSTEE IN THE BANKRUPTCY CASE (THE "TRUSTEE") TO THE COMPANY. THE DELIVERY OF THIS INFORMATION STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY, MARVEL OR ANY OTHER PERSON SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                                                                         ANNEX A

______________________________________________________________________________

                         AGREEMENT AND PLAN OF MERGER


                                 by and Among


                                TOY BIZ, INC.,


                       MARVEL ENTERTAINMENT GROUP, INC.



                                      and



                             MEG ACQUISITION CORP.



                                  dated as of


                                August 12, 1998

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                                     Page
ARTICLE I       THE MERGER...........................................................................   1
     Section 1.1     The Merger......................................................................   1
     Section 1.2     Closing.........................................................................   2
     Section 1.3     Effective Time..................................................................   2
     Section 1.4     Certificate of Incorporation and By-Laws........................................   2
     Section 1.5     Directors and Officers of the Surviving Corporation.............................   2

ARTICLE II      CONVERSION OF SECURITIES.............................................................   3
     Section 2.1     Common Stock of Acquisition.....................................................   3
     Section 2.2     Conversion of Marvel Common Stock...............................................   3
     Section 2.3     Stock Transfer Books............................................................   3

ARTICLE III     REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ACQUISITION.........................   4
     Section 3.1     Organization, Standing and Corporation Power....................................   4
     Section 3.2     Authorization; Validity of Agreement; Company Action............................   4
     Section 3.3     Consents and Approvals; No Violations...........................................   4
     Section 3.4     Subsidiary Ownership............................................................   5

ARTICLE IV      COVENANTS............................................................................   5
     Section 4.1     Affiliates......................................................................   5

ARTICLE V       CONDITIONS...........................................................................   6
     Section 5.1     Conditions to Each Party's Obligation to Effect the Mergers.....................   6
     Section 5.2     Conditions to Marvel's Obligations to Effect the Merger.........................   6

ARTICLE VI      TERMINATION..........................................................................   6
     Section 6.1     Termination.....................................................................   6
     Section 6.2     Effect of Termination...........................................................   7

ARTICLE VII     MISCELLANEOUS........................................................................   7
     Section 7.1     Fees and Expenses...............................................................   7
     Section 7.2     Amendment, Modification and Other Action........................................   7
     Section 7.3     Nonsurvival of Representations and Warranties...................................   8
     Section 7.4     Notices.........................................................................   8
     Section 7.5     Interpretation..................................................................   8
     Section 7.6     Counterparts....................................................................   9
     Section 7.7     Entire Agreement, No Third Party Beneficiaries; Rights of Ownership.............   9
     Section 7.8     Severability....................................................................   9
     Section 7.9     Governing Law...................................................................   9
     Section 7.10    Assignment......................................................................   9
     Section 7.11    Enforcement.....................................................................   9

                         AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of August 12, 1998, by and among Toy Biz, Inc. a Delaware corporation (the "Company"), Marvel Entertainment Group, Inc., a Delaware corporation ("Marvel"), and MEG Acquisition Corp., a Delaware corporation and a newly formed and direct wholly-owned subsidiary of the Company ("Acquisition").

     WHEREAS, the respective Boards of Directors of Marvel and Acquisition have unanimously approved, and deem it advisable and in the best interests of their respective stockholders (and, in the case of the Board of Directors of Marvel, Marvel's secured creditors (the "Marvel Creditors") and other parties in interest) to consummate, the merger (the "Merger") of Acquisition with and into Marvel, with Marvel to be the Surviving Corporation (as hereinafter defined), upon the terms and subject to the conditions set forth in this Agreement and in the Fourth Amended Joint Plan of Reorganization proposed by the Company and certain senior creditors of Marvel which is attached hereto as Exhibit A (the "Plan"). Capitalized terms used in this Agreement which are not defined in this Agreement have the same meaning in this Agreement as in the Plan. In connection with the Merger, each issued and outstanding share of common stock, par value $.01 per share, of Marvel (the "Marvel Common Stock"), will be canceled, and Stockholder Series A Warrants, Stockholder Series B Warrants, Stockholder Series C Warrants (collectively, "Stockholder Warrants") and an interest in a litigation trust, all as set forth in the Plan, will be issued to the holders of record of shares of Marvel Common Stock as of the Effective Time (as defined in Section 1.3 hereof).

     WHEREAS, Marvel, together with eight of its wholly-owned subsidiaries (collectively with Marvel, the "Marvel Debtors"), are chapter 11 debtors and debtors in possession in cases pending under chapter 11 of title 11 of The United States Code (11 U.S.C. (S)(S) 101 et seq.) (the "Bankruptcy Code"),
                                         -- ---
having commenced voluntary cases (Nos. 96-2066 through 96-2077 (HSB)) (the "Reorganization Cases") in the United States Bankruptcy Court for the District of Delaware (such Reorganization Cases having subsequently been transferred to the United States District Court for the District of Delaware (the "District Court")); and

     WHEREAS, it is the intention of the parties hereto that the transactions contemplated hereby be implemented in connection with the consummation the Plan.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  THE MERGER

          Section 1.1  The Merger.  Upon the terms and subject to the conditions
                       ----------
of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Plan, and upon the authority granted by the order entered by the District Court confirming the Plan (the "Confirmation Order"), at the Effective Time (as defined in Section 1.3 hereof), Marvel and Acquisition shall consummate the Merger pursuant to which (a) Acquisition shall be merged with and into Marvel, and the separate corporate existence of Acquisition shall thereupon cease, (b) Marvel shall be the successor or surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be covered by the laws of the State of Delaware, including the DGCL, and (c) all of the rights, privileges, immunities, powers and franchises of Marvel and Acquisition shall vest in the Surviving Corporation and all obligations, duties, debts and liabilities of Marvel and Acquisition shall become the obligations, duties, debts and liabilities of the Surviving Corporation.

          Section 1.2   Closing.  Unless this Agreement shall have been
                        -------
terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 6.1 hereof, and subject to the satisfaction or waiver of the conditions set forth in Article V hereof, the closing of the Merger (the "Closing") shall take place at 10:00 a.m. on a date to be specified by the parties hereto, which shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Article V hereof (the "Closing Date"), at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, unless another date or place is agreed to in writing, by the parties hereto.

          Section 1.3   Effective Time. The Company, Marvel and Acquisition will
                        --------------
cause a certificate of merger (the "Certificate of Merger") to be executed and filed for the Merger on the Closing Date (or on such other date as to which the Company and Marvel may agree) with the Secretary of State of the State of Delaware (the "Secretary of State") as provided in the DGCL. The Merger shall become effective on the date on which the Certificate of Merger has been duly filed with the Secretary of State or such time after that date as is agreed upon by the parties hereto and specified in the Certificate of Merger, and such time is hereinafter referred to as the "Effective Time."

          Section 1.4   Certificate of Incorporation and By-Laws.  At the
                        ----------------------------------------
Effective Time, the certificate of incorporation of Acquisition (the "Acquisition Certificate"), as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law. The by-laws of Acquisition (the "Acquisition By-Laws"), as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended in accordance with applicable law.

          Section 1.5   Directors and Officers of the Surviving Corporation. The
                        ---------------------------------------------------
individuals listed on Exhibit B attached hereto shall be the directors and officers, respectively, of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and By-Laws.

                                  ARTICLE II

                           CONVERSION OF SECURITIES

          Section 2.1   Common Stock of Acquisition.  Each share of common stock
                        ---------------------------
of Acquisition issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, will be converted into and become one validly issued, fully paid and nonassessable share of common stock, $.01 par value par share, of the Surviving Corporation.

          Section 2.2   Conversion of Marvel Common Stock.  As of the Effective
                        ---------------------------------
Time, by virtue of the Merger and without any action on the part of the Company, Marvel, Acquisition or the holders of shares of Company Common Stock:

          (a)  Marvel Common Stock.  Each issued and outstanding share of the
               -------------------
     Marvel Common Stock shall be canceled, and each holder of record of shares of Marvel Common Stock as of the Effective Time (other than shares of Marvel Common Stock to be canceled in accordance with Section 2.2(b) hereof) shall thereupon have the right to receive Stockholder Warrants and an interest in a litigation trust, as set forth in the Plan. As of the Effective Time, all shares of Marvel Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Marvel Common Stock shall cease to have any rights with respect thereto, except the right to receive the certificates representing the Stockholder Warrants (the "Stockholder Warrant Certificates") to be issued in consideration for the shares formerly represented thereby in accordance with this Section 2.2, without interest.

          (b)  Cancellation of Treasury Stock and Company-Owned Stock.  All
               ------------------------------------------------------
     shares of Marvel Common Stock that are owned by the Company and all shares of Marvel Common Stock owned by Marvel or any wholly-owned subsidiary of Marvel shall be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

          Section 2.3   Stock Transfer Books.  At the Effective Time, the stock
                        --------------------
transfer books of Marvel shall be closed and there shall be no further registration of transfers of Marvel Common Stock or options or warrants to purchase shares of Marvel thereafter on the records of Marvel.

                                  ARTICLE II

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ACQUISITION

          The Company and Acquisition severally represent and warrant to Marvel as follows:

          Section 3.1   Organization, Standing and Corporation Power.  Each of
                        --------------------------------------------
the Company and Acquisition is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and each of them has all requisite corporate power and authority to carry on its business substantially as now conducted, except where the failure to do so would not have, individually or in the aggregate, a Material Adverse Effect. For purposes hereof, the term "Material Adverse Effect" means any change or effect that is or is reasonably expected to be materially adverse to the condition (financial or otherwise), business, assets or results of operations of the Company and its subsidiaries taken as a whole or adversely effects the ability of the Company to consummate the transactions contemplated by this Agreement in any material respect or materially impairs or delays the Company's ability to perform its obligations hereunder.

          Section 3.2   Authorization; Validity of Agreement; Company Action.
                        ----------------------------------------------------
The execution, delivery and performance by each of the Company and Acquisition of this Agreement and the consummation of the Merger by the Company and Acquisition are within the corporate powers and authority of each of the Company and Acquisition and have been duly authorized by all necessary corporate action, as the case may be, on the part of each of the Company and Acquisition. Each of the Company, as sole stockholder of Acquisition, and the Board of Directors of Acquisition has approved the Merger and no further corporate or stockholder action is required on the part of Acquisition in connection with the consummation of the Merger other than the filing of the Certificate of Merger as contemplated by this Agreement. This Agreement has been duly executed and delivered by each of the Company and Acquisition and, assuming this Agreement constitutes the valid and binding agreement of Marvel, constitutes a valid and binding obligation of each of the Company and Acquisition, enforceable against each such party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies and to general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement, will not conflict with any of the provisions of the Acquisition Certificate or Acquisition By-Laws.

          Section 3.3   Consents and Approvals; No Violations.  Except for the
                        -------------------------------------
filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, (a) the Securities Act of 1933, as amended (the "Securities Act"), (b) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (c) the Bankruptcy Code (or filings with, or authorizations of, the Bankruptcy Court or District Court), and (d) the DGCL, and assuming the filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), are made and the waiting period thereunder has been terminated or has expired, neither the execution, delivery or performance of this Agreement by the Company and Acquisition nor the consummation by the Company and Acquisition of the transactions contemplated hereby nor compliance by the Company and Acquisition with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or the by-laws of the Company, Acquisition or any of their subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"), or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company and Acquisition, their subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii) and (iii) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company, Acquisition and their subsidiaries, taken as a whole, and which will not materially impair the ability of the Company and Acquisition to consummate the transactions contemplated hereby or by the Plan.

          Section 3.4   Subsidiary Ownership. As of the date hereof, the Company
                        --------------------
owns all of the outstanding capital stock of Acquisition. Acquisition was formed by the Company solely for the purpose of engaging in the transactions contemplated by this Agreement. Except as contemplated by this Agreement, Acquisition has not engaged, directly or through any subsidiary, in any business activities of any type or kind whatsoever.

                                  ARTICLE IV

                                   COVENANTS

          Section 4.1   Affiliates.  Prior to the Closing Date, Marvel shall
                        ----------
deliver to the Company a letter identifying all persons who are "affiliates" of Marvel for purposes of Rule 145 under the Securities Act. The Company shall use its best efforts to cause each such person or entity to deliver to the Company on or prior to the Closing Date a written agreement substantially in the form attached hereto as Exhibit C. The Company shall be entitled to cause to be placed appropriate legends on any certificates evidencing Stockholder Warrants or shares of stock issued on exercise of Stockholder Warrants to be received by each such person or entity pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for such Stockholder Warrants or shares, to the effect that such Stockholder Warrants or shares received or to be received by such person or entity pursuant to the terms of this Agreement may only be sold, transferred or otherwise conveyed, and the holder thereof may only reduce such holder's interest in or risks relating to such shares, pursuant to an effective registration statement under the Securities Act, in accordance with the provisions of paragraph (d) of Rule 145, or in a manner not requiring registration under or pursuant to an exemption provided from registration under the Securities Act.

                                   ARTICLE V

                                  CONDITIONS

          Section 5.1   Conditions to Each Party's Obligation to Effect the
                        ---------------------------------------------------
Mergers.  The respective obligation of each party to effect the Merger shall be
-------
subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by the Company, Marvel or Acquisition, as the case may be, to the extent permitted by applicable law:

          (a)   HSR Act.  Any waiting period (including any extension thereof)
                -------
     under the HSR Act applicable to the Merger shall have expired or been terminated;

          (b)   Statutes; Consents.  No statute, rule, order, decree or
                ------------------
     regulation shall have been enacted or promulgated by any Governmental Entity which prohibits the consummation of the Merger and all governmental consents, orders and approvals required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and shall be in effect at the Effective Time;

          (c)   Injunctions.  There shall be no order or injunction of a
                -----------
     Governmental Entity of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger; and

          (d)   Confirmation Order.  The District Court shall have entered the
                ------------------
     Confirmation Order and its effectiveness and enforceability shall not be subject to any stay or injunction and all conditions to the consummation of the Plan shall have been satisfied or duly waived in accordance with the Plan.

          Section 5.2   Conditions to Marvel's Obligations to Effect the Merger.
                        -------------------------------------------------------
Furthermore, the obligations of Marvel to consummate the Merger are subject to the fulfillment of the conditions, which may be waived in whole or in part by Marvel, that the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Effective Time after giving effect to the Merger as if made at and as of such time.


                                  ARTICLE VI

                                  TERMINATION

          Section 6.1    Termination.  This Agreement may be terminated and the
                         -----------
Mergers contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval thereof:

          (a) By mutual written agreement of the Company, Marvel and Acquisition;

          (b) By Marvel or the Company and Acquisition, if the Closing shall not have taken place on or before October 15, 1998; provided that the failure of the Closing to occur on or before such date is not the result of the breach of any representation or warranty or the failure to perform any covenant or agreement or satisfy any condition hereunder by the party seeking to so terminate;

          (c) By Marvel or the Company and Acquisition, upon written notice given to the other if there shall be any law or regulation of any competent authority that makes consummation of the Merger illegal or otherwise prohibited, or if any governmental entity of competent jurisdiction shall have issued a final non-appealable order, judgment, injunction or order enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or

          (d) By Marvel if the Company or Acquisition breach their representations and warranties in any material respect and such breach has not been cured to Marvel's reasonable satisfaction within 10 days of the notice by Marvel to the Company and Acquisition of such breach.

          Section 6.2   Effect of Termination.  In the event of the termination
                        ---------------------
of this Agreement as provided in Section 6.1 hereof, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, and there shall be no liability on the part of any party hereto.


                                  ARTICLE VI

                                 MISCELLANEOUS

          Section 7.1   Fees and Expenses.  Except as contemplated by this
                        -----------------
Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

          Section 7.2   Amendment, Modification and Other Action.  Subject to
                        ----------------------------------------
applicable law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement of the parties hereto, at any time prior to the Closing Date with respect to any of the terms contained herein.

          Section 7.3   Nonsurvival of Representations and Warranties.  None of
                        ---------------------------------------------
the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time.

          Section 7.4   Notices.  All notices and other communications hereunder
                        -------
shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                    if to the Company or Acquisition, to:

                    Toy Biz, Inc.
                    685 Third Avenue
                    New York, New York  10017
                    Attention: Executive Vice President, Business Affairs

                    with a copy to:
                    Battle Fowler, LLP
                    75 East 55th Street
                    New York, New York 10022
                    Attention: Lawrence Mittman, Esq.

                    if to Marvel, to:

                    Marvel Entertainment Group, Inc.
                    387 Park Avenue South
                    9th Floor
                    New York, New York 10016
                    Attention: August Liguori

                    with a copy to:
                    Gibbons, Del Deo, Dolan,
                      Griffinger & Vecchione
                    One Riverfront Plaza
                    Newark, New Jersey 07102
                    Attention: Frank E. LaWatsch, Jr.

          Section 7.5   Interpretation.  When a reference is made in this
                        --------------
Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". As used in this Agreement, the term "affiliate(s)" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

          Section 7.6   Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, all of which shall be considered one and the same agreement and, if executed in counterparts, shall become effective when two or more counterparts have been signed by the parties and delivered to the other parties.

          Section 7.7   Entire Agreement, No Third Party Beneficiaries; Rights
                        ------------------------------------------------------
of Ownership. This Agreement (including the documents and the instruments
------------
referred to herein): (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          Section 7.8   Severability.  If any term, provision, covenant or
                        ------------
restriction of this Agreement is held by a Governmental Entity of competent jurisdiction to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 7.9   Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

          Section 7.10  Assignment.  Neither this Agreement nor any of the
                        ----------
rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          Section 7.11  Enforcement.  The parties agree that irreparable damage
                        -----------
would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

     IN WITNESS WHEREOF, the Company, Marvel and Acquisition have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                    TOY BIZ, INC.


                                    By: WILLIAM H. HARDIE, III
                                       -----------------------------------------
                                       Name: William H. Hardie, III
                                       Title: Executive Vice President,
                                              Business Affairs and Secretary


                                    MARVEL ENTERTAINMENT GROUP, INC.


                                     By: JOHN J. GIBBONS
                                         ---------------------------------------
                                         John J. Gibbons, as chapter 11 trustee


                                     MEG ACQUISITION CORP.


                                     By: WILLIAM H. HARDIE, III
                                        ----------------------------------------
                                        Name: William H. Hardie
                                        Title: Vice President and Secretary

                         EXHIBIT A to Merger Agreement



                  Fourth Amended Joint Plan of Reorganization
               Proposed by the Secured Lenders and Toy Biz, Inc.

                         EXHIBIT B to Merger Agreement


              Directors and Officers of the Surviving Corporation

                         EXHIBIT C to Merger Agreement



Marvel Enterprises, Inc.
685 Third Avenue
New York, NY  10017

Gentlemen:

          The undersigned is a holder of shares of common stock ("MEG Common Stock") of Marvel Entertainment Group, Inc. ("MEG") and will receive shares of common stock of Marvel Enterprises, Inc. (the "Marvel Enterprises Shares") in connection with the merger (the "Merger") of MEG with and into MEG Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Marvel Enterprises, Inc. The undersigned acknowledges that the undersigned may be deemed an "affiliate" of MEG within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Act"), although nothing contained herein should be construed as an admission of such fact.

          If, in fact, the undersigned were an affiliate under the Act, the undersigned's ability to sell, assign or transfer the Marvel Enterprises Shares received in exchange for MEG Common Stock pursuant to the Merger might be restricted unless the securities involved in such transaction were registered under the Act or an exemption from such registration were available. The undersigned understands that such exemptions are limited and the undersigned has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated under the Act.

          The undersigned hereby covenants with Marvel Enterprises, Inc. that the undersigned will not offer to sell, assign, transfer or otherwise dispose of any of the Marvel Enterprises Shares received in exchange for shares of MEG Common Stock pursuant to the Merger except (i) pursuant to an effective Registration Statement under the Act, (ii) in compliance with Rule 145 under the Act or (iii) in a transaction which does not require registration under the Act.

          In the event of a sale or other disposition pursuant to Rule 145, the undersigned will supply Marvel Enterprises, Inc. with evidence of compliance with such Rule, in the form of a letter in the form of Exhibit A hereto and an opinion, in form and substance reasonably acceptable to Marvel Enterprises, Inc., from independent counsel reasonably satisfactory to Marvel Enterprises, Inc. The undersigned understands that Marvel Enterprises, Inc. may instruct its transfer agent to withhold the transfer of any securities disposed of by the undersigned except in compliance with this letter.

          The undersigned acknowledges and agrees that appropriate legends will be placed on certificates representing Marvel Enterprises Shares received by the undersigned in the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt of an opinion in form and substance reasonably satisfactory to Marvel Enterprises, Inc. from independent counsel reasonably satisfactory to Marvel Enterprises, Inc. to the effect that such legends are no longer required for purposes of the Act.

          The undersigned acknowledges that (i) the undersigned has carefully read this letter and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of Marvel Enterprises Shares and (ii) the receipt by Marvel Enterprises, Inc. of this letter is an inducement and a condition to Marvel Enterprises, Inc.'s obligations to consummate the Merger.



                                             Very truly yours,



Dated: ____________________

                                                    EXHIBIT A to Rule 145 Letter



                                                                          [DATE]

Marvel Enterprises, Inc.
685 Third Avenue
New York, NY  10017

Gentlemen:

          On ___________, I sold _____ shares of common stock, par value $.01 per share ("Marvel Enterprises Shares"), of Marvel Enterprises, Inc. (the "Company") which I received pursuant to the merger of Marvel Entertainment Group, Inc. with and into MEG Acquisition Corp., a wholly owned subsidiary of the Company.

          Based upon the most recent report or statement filed by the Company with the Securities and Exchange Commission, the Marvel Enterprises Shares sold by me were within the prescribed limitations set forth in paragraph (e) of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

          I hereby represent that the above-described Marvel Enterprises Shares were sold in "brokers' transactions" within the meaning of Section 4(4) of the Act or in transactions directly with a "market maker" as that term is defined in Section (3)(a)(38) of the Securities Exchange Act of 1934, as amended. I further represent that I have not solicited or arranged for the solicitation of orders to buy the above-described Marvel Enterprises Shares, and that I have not made any payment in connection with the offer or sale of such shares to any person other than to the broker who executed the order in respect of such sale.


                                    Very truly yours,

                                                                         ANNEX B

                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                                 TOY BIZ, INC.


          Toy Biz, Inc., a corporation (the "Corporation") organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:

          1. The present name of the Corporation is Toy Biz, Inc. The Corporation was originally incorporated under the name "Toy Biz Acquisition, Inc.," and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on March 18, 1993.

          2. This Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the GCL, after an annual meeting of stockholders called and held upon notice in accordance with Section 222 of the GCL and after a vote of stockholders thereat.

          3. This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended, supplemented, and/or restated (the "Certificate of Incorporation").

          4. The text of the Certificate of Incorporation is hereby restated and integrated and further amended to read in its entirety as follows:


                                   ARTICLE I

                                     NAME

          The name of the Corporation is Marvel Enterprises, Inc. (the "Corporation").


                                  ARTICLE II

                               REGISTERED OFFICE

          The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III

                                   PURPOSES

          The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.


                                  ARTICLE IV

                               CAPITAL STRUCTURE

          4.1  Authorized Capital Stock.  The total number of shares of capital
               ------------------------
stock which the Corporation shall have authority to issue is 350,000,000 shares, consisting of two classes of capital stock:

          (a) 250,000,000 shares of common stock, par value $.01 per share (the "Common Stock"); and

          (b) 100,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") of which 75,000,000 shares shall be designated as shares of 8% Cumulative Convertible Exchangeable Preferred Stock.

          4.2  Reclassification.  Upon the filing (the "Effective Time") of this
               ----------------
Restated Certificate of Incorporation pursuant to the GCL, each share of the Corporation's Class A common stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time (the "Class A Stock") shall be reclassified as and changed into one validly issued, fully paid, and non-assessable share of Common Stock authorized by subparagraph 4.1(a) of Article IV hereof, without any action by the holder thereof (the "Reclassification"). Each certificate that theretofore represented a share or shares of Class A Stock shall thereafter represent that number of shares of Common Stock into which the share or shares of Class A Stock represented by such certificate shall have been reclassified; provided, however, that each record holder of a stock certificate or certificates that theretofore represented a share or shares of Class A Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such record holder is entitled pursuant to the foregoing Reclassification.

          4.3  Designations, Preferences, etc.  The designations, preferences,
               ------------------------------
powers, and relative, participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, of the capital stock of the Corporation shall be as set forth in this Certificate of Incorporation.


                                   ARTICLE V

                                 COMMON STOCK

          5.1  Dividends.  Subject to any preferential or other rights of the
               ---------
holders of outstanding shares of Preferred Stock, when, as, and if dividends are declared by the Corporation's Board of Directors in accordance with the provisions of this Certificate of Incorporation on outstanding shares of Common Stock, whether payable in cash, in property, or in securities of the Corporation, the holders of shares of the Common Stock shall be entitled to share equally in and to receive all such dividends, in accordance with the number of shares of Common Stock held by each such holder.

          5.2  Liquidation Rights.  Upon any duly authorized voluntary or any
               ------------------
involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, after payment in full or reasonable provision for payment in full of all claims and obligations of the Corporation, in accordance with Section 281 of the GCL, as the same now exists or may hereafter be amended, or with the provisions of any successor statute, shall have been made, and subject to any preferential or other rights of holders of outstanding shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to share ratably, in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus, or earnings. For the purposes of this Paragraph 5.2, neither the consolidation or merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or any part of its assets, nor the reduction of the number of authorized shares of the capital stock or any class or series thereof of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation as those terms are used in this Paragraph 5.2.

          5.3  Voting Rights.  At each annual or special meeting of stockholders
               -------------
and for all other purposes, each holder of record of shares of Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Common Stock standing in such holder's name on the stock transfer records of the Corporation. The holders of shares of Common Stock shall not have cumulative voting rights.

          5.4  No Preemptive or Subscription Rights.  No holder of shares of
               ------------------------------------
Common Stock shall be entitled to preemptive or subscription rights.

                                  ARTICLE VI

                                PREFERRED STOCK

          Shares of Preferred Stock may be issued from time to time in one or more series only as may be determined and authorized in accordance with the provisions of this Certificate of Incorporation. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is expressly authorized, to the fullest extent permitted by law, to fix and alter the powers, designations, preferences, and relative, optional, participating, and other rights, and the qualifications, limitations, and restrictions thereof, granted to or imposed upon any wholly unissued series of Preferred Stock and, unless otherwise provided in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

          Authorized and unissued shares of any series of Preferred Stock may be issued with such designations, powers, voting rights, preferences, and relative, participating, optional and other rights, if any, and such qualifications, limitations and restrictions thereof, if any, only as may be authorized in accordance with the provisions of this Certificate of Incorporation prior to the issuance of any shares of such series of Preferred Stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividends payable on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Corporation, or any distribution of its assets; and (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares of such series are convertible or exchangeable, if such shares are convertible or exchangeable.

          Any and all shares of Preferred Stock issued and for which full consideration has been paid or delivered shall be deemed fully paid and non-assessable shares, and the holder thereof shall not be liable for any further payment thereon.

          6.1  8% Cumulative Convertible Exchangeable Preferred Stock.  The
               ------------------------------------------------------
initial series of Preferred Stock shall be comprised of 75,000,000 shares and shall be designated 8% Cumulative Convertible Exchangeable Preferred Stock (the "8% Preferred Stock").

          The rights, preferences, privileges and restrictions granted to or imposed upon the 8% Preferred Stock are as follows.

          6.2  Dividends and Distributions.  (a)  The holders of 8% Preferred
               ---------------------------
Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, dividends at a rate per annum equal to 8% of the Liquidation Preference (as defined in Section 6.7) per share of the 8% Preferred Stock payable quarterly on the first business day of [March, June, September and December] in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing __________________, 199_. Dividends shall be payable at the option of the Board of Directors (x) in cash, (y) in additional shares of 8% Preferred Stock having an aggregate Liquidation Preference no less than the dividend payment, or (z) in any combination of cash and additional shares of 8% Preferred Stock valued on such basis. If any dividend, or portion thereof, is not timely paid in cash, the Board of Directors will be deemed to have elected to pay the dividend, or such portion, in shares of 8% Preferred Stock which will be deemed issued for this purpose as of the Dividend Payment Date applicable to that dividend. So long as any shares of 8% Preferred Stock are outstanding, the Corporation shall not pay or declare, or issue by way of any capital reorganization or reclassification, any dividend or distribution on shares of Common Stock or on any series of capital stock ranking junior to the 8% Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except (i) Approved Spinoff Distributions (as defined in this paragraph), (ii) dividends or distributions that are payable solely in shares of Common Stock or any series of capital stock ranking junior to the 8% Preferred Stock both as to dividends and upon liquidation, dissolution or winding up, or (iii) any rights or warrants to subscribe for or purchase shares described in clause (ii). "Approved Spinoff Distribution" shall mean a dividend or distribution of shares of stock having a majority of the voting power of a subsidiary of the Corporation but only if the Corporation receives a fairness opinion from a nationally recognized investment banking firm to the effect that the adjustment of the conversion ratio of the 8% Preferred Stock as a result of such dividend or distribution is fair to the holders of the 8% Preferred Stock from a financial point of view.

          (b) In the case of the original issuance of shares of 8% Preferred Stock, dividends shall begin to accrue and be cumulative from the date of issue. In the case of shares of 8% Preferred Stock issued at any other time, dividends shall begin to accrue and be cumulative from the Quarterly Dividend Payment Date next preceding the date of issue of such shares to which such dividends have been paid, unless the date of issue is a Quarterly Dividend Payment Date or is a date after the Dividend Record Date (as defined below) for the determination of holders of shares of 8% Preferred Stock entitled to receive a quarterly dividend and before the Quarterly Dividend Payment Date to which such Dividend Record Date relates, in either of which events such dividends shall be cumulative from such Quarterly Dividend Payment Date; provided, however, that if dividends shall not be paid on such Quarterly Dividend Payment Date, then dividends shall accrue and be cumulative from the Quarterly Dividend Payment Date to which such dividends have been paid. Dividends paid on the shares of 8% Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The record date (the "Dividend Record Date") for the determination of holders of 8% Preferred Stock entitled to receive payment of a dividend on any Quarterly Dividend Payment Date shall be the close of business on the last day of the month preceding the month in which a Quarterly Dividend Payment Date occurs.

          6.3  Voting Rights.  The holders of 8% Preferred Stock shall have the
               -------------
following voting rights:

          (a) Except as otherwise provided herein, each holder of shares of 8% Preferred Stock shall be entitled to such number of votes for the 8% Preferred Stock held by him on all matters submitted to a vote of holders of Common Stock as shall be equal to the largest number of whole shares of Common Stock into which all of his shares of 8% Preferred Stock are then convertible;

          (b) Except as otherwise provided herein or by law, the holders of 8% Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders;

          (c) The Corporation shall not (A) consolidate with or merge into any other person in any transaction in which the Corporation is not the continuing or surviving corporation, (B) permit any other person to consolidate with or merge into the Corporation in any transaction in which the Corporation is the continuing or surviving person, but the Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, (C) transfer all or substantially all of its properties or its assets to any other person, or (D) exchange the outstanding 8% Preferred Stock for Subordinated Notes (as defined in Section 7.1 hereof), pursuant to Article VII hereof, unless such transaction is approved by a majority of the shares of outstanding 8% Preferred Stock, voting together as a separate class, except that in the case of a transaction described in subsections (A), (B) or (C) which is to be consummated prior to [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] such approval shall not be required if each of the following conditions is satisfied with respect to such merger, consolidation, sale or transfer: (i) the holders of Common Stock will receive consideration equal to at least $9.625 per share of Common Stock, and (ii) the holders of 8% Preferred Stock will receive (x) the same consideration such holders would have received had such holders converted their 8% Preferred Stock to Common Stock immediately prior to consummation of the merger or consolidation, plus (y) an amount equal to the present value of the amount of dividends such holders would have been entitled to receive on their shares of 8% Preferred Stock if such shares remained outstanding until [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED], discounted at a discount rate of 10% per annum, compounded quarterly.

          6.4  Certain Restrictions.  So long as any shares of 8% Preferred
               --------------------
Stock are outstanding, the Corporation shall not:

          (a) redeem or purchase or otherwise acquire for consideration any stock ranking junior to or on a parity with (either as to dividends or upon liquidation, dissolution or winding up) the 8% Preferred Stock;

          (b) permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could purchase such shares at such time and in such manner; or

          (c) without the affirmative vote or consent of holders of at least two-thirds of the outstanding shares of 8% Preferred Stock voting or consenting separately as one class, authorize or issue any class or series of stock ranking (either as to dividends or upon liquidation, dissolution or winding up) senior to or on parity with the 8% Preferred Stock, or issue any shares of 8% Preferred Stock other than (i) as contemplated by the Fourth Amended Joint Plan of Reorganization Proposed by Secured Lenders and the Corporation in the chapter 11 cases of Marvel Entertainment Group, Inc. and certain of its affiliates (the "Fourth Amended Plan"), including pursuant to the Stockholder Series B Warrants referred to in the Fourth Amended Plan, or (ii) as dividends on shares of 8% Preferred Stock.

          6.5  Redemption.  (a)  The Corporation shall redeem all outstanding
               ----------
shares of 8% Preferred Stock on [THE DATE WHICH IS THE THIRTEENTH ANNIVERSARY OF THE CLOSING WILL BE INSERTED] at a price per share equal to the Liquidation Preference plus an amount equal to all accrued but unpaid dividends thereon, whether or not declared, to the redemption date.

          (b) The Corporation may redeem all, but not less than all, of the outstanding shares of the 8% Preferred Stock at any time after the [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] at a price per share equal to the Liquidation Preference, plus all accrued but unpaid dividends, whether or not declared, plus, if the redemption date is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of redemption to the redemption date and the denominator of which is 365, provided that if the redemption date occurs after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date shall not be paid by the Corporation. If the Corporation elects to redeem the outstanding shares of 8% Preferred Stock as provided in this paragraph, the Corporation shall send a notice of redemption to each holder of the 8% Preferred Stock specifying (i) the redemption date, which date shall be not less than thirty (30) nor more than sixty (60) days following the date of mailing of the notice of redemption, and
(ii) the redemption price, including a calculation thereof in reasonable detail.

          (c) The following provisions shall apply to any redemption pursuant to this Section 6.5:

               (i) On the redemption date, the Corporation shall deposit for the pro-rata benefit of the holders of the shares of the outstanding 8% Preferred Stock the funds necessary for such redemption with a bank or trust company in the Borough of Manhattan, The City of New York, having a capital and surplus of at least $100,000,000. Holders of shares of 8% Preferred Stock shall thereafter have the right to receive payment of the redemption price for such shares by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of 8% Preferred Stock to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing such shares. Any monies so deposited by the Corporation with a bank or trust company pursuant to this subparagraph (c)(i) and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment of the redemption price. Any interest accrued on funds so deposited pursuant to this subparagraph
(c)(i) shall be paid from time to time to the Corporation for its own account;
and

               (ii Upon the deposit of funds pursuant to subparagraph (i) in respect of outstanding shares of the 8% Preferred Stock, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption and all rights of the holders of the shares of the 8% Preferred Stock shall cease and terminate, excepting only the right to receive the redemption price therefor.

          6.6  Reacquired Shares.  Any shares of the 8% Preferred Stock redeemed
               -----------------
or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

          6.7  Liquidation, Dissolution or Winding Up.  Upon any liquidation,
               --------------------------------------
dissolution or winding up of the corporation, no distribution shall be made (A) to the holders of stock ranking junior (upon liquidation, dissolution or winding up) to the 8% Preferred Stock unless, prior thereto, the holders of 8% Preferred Stock shall have received $10.00 per share (the "Liquidation Preference"), plus an amount equal to accrued but unpaid dividends thereon, whether or not declared, to the date of such payment plus, if the date of such payment is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of such payment to the date of such payment and the denominator of which is 365, provided that if the date of such payment is after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date shall not be paid by the Corporation, or (B) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 8% Preferred Stock, except distributions made ratably on the 8% Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          6.8  Conversion.  Each share of the 8% Preferred Stock may be
               ----------
converted (an "Optional Conversion") at any time, at the option of the holder thereof, into shares of Common Stock of the Corporation, on the terms and conditions set forth below in this Section 6.8, and may be converted at the option of the Corporation as provided in paragraph (g) of this Section 6.8.

          (a) Subject to the provisions for adjustment hereinafter set forth, each share of the 8% Preferred Stock shall be convertible in the manner hereinafter set forth, into 1.039 fully paid and nonassessable shares of Common Stock of the Corporation. Upon conversion of any shares of 8% Preferred Stock, the holder thereof shall be entitled to receive all accrued but unpaid dividends, whether or not declared, on the shares so converted plus, if the conversion date is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of conversion to the conversion date and the denominator of which is 365 (the amount of any such unpaid dividends and the other amount being payable in such number of shares of Common Stock which would be issuable upon conversion of shares of 8% Preferred Stock having an aggregate Liquidation Preference equal to such amount), provided that if the conversion date is after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date in respect of the shares so converted shall not be paid by the Corporation.

          (b) The number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted from time to time as follows:

               (i) In case the Corporation shall at any time or from time to time declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in its Common Stock), or combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, or the Corporation shall otherwise effect a capital reorganization or reclassification of the Common Stock permitted by this Article VI, then, and in each such case, the number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock or number and kind of other securities which the holder would have owned after giving effect to such event had such shares been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph (b)(i) shall become effective in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, and otherwise at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

               (ii) In case the Corporation at any time or from time to time shall issue rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 calendar days after the date of issuance) to subscribe for or purchase shares of its Common Stock at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of shareholders entitled to receive such right or warrant, then, and in each such case (unless the holders of shares of the 8% Preferred Stock shall be permitted to subscribe for or purchase shares of Common Stock on the same basis as though such shares of the 8% Preferred Stock had been converted into shares of Common Stock immediately prior to the close of business on such record date), the number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to such event by (b) a fraction, the numerator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such record date plus (II) the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such record date plus (II) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so offered would purchase at such Current Market Price on such record date. For purposes of this subparagraph (b)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance of rights of warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be equal to the sum of the aggregate offering price of such securities plus the minimum aggregate amount, if any, payable upon conversion of such securities into shares of Common Stock. An adjustment made pursuant to this subparagraph (b)(ii) shall be made upon the issuance of any such rights or warrants and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of shareholders entitled to receive such rights or warrants. For purposes of this subparagraph (b)(ii) the granting of the right to purchase Common Stock (whether treasury shares or newly issued shares) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation, and the investment of additional optional amounts, in shares of Common Stock, in any such case at a price per share of not less than 95% of the current market price (determined as provided in such plans) per share of Common Stock, shall not be deemed to constitute an issue of rights or warrants by the Corporation within the meaning of this subparagraph; and

               (iii) In case the Corporation at any time or from time to time shall declare, order, pay or make a dividend or other distribution of any kind or nature whatsoever which is permitted to be made pursuant to this Article VI on its Common Stock, other than a dividend payable in shares of the Corporation's Common Stock or rights or warrants to subscribe for shares of the Corporation's Common Stock covered under (ii) herein, then, and in each such case (unless the holders of shares of the 8% Preferred Stock shall receive any such dividend or other distribution on the same basis as though such shares of the 8% Preferred Stock had been converted into shares of Common Stock immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or other distribution), the number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution by (b) a fraction, the numerator of which shall be the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution, and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value of such dividend or distribution (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be filed with each transfer agent for the 8% Preferred Stock) payable in respect of one share of Common Stock. An adjustment made pursuant to this subparagraph (b)(iii) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution;

          (c) The term "Current Market Price" shall mean, as applied to any class of stock on any date, the average of the daily "Closing Prices" (as hereinafter defined) for the 20 consecutive "Trading Days" (as hereinafter defined) immediately prior to the date in question; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period which includes the ex-dividend date for a dividend or distribution by the Corporation on its Common Stock payable in shares of its Common Stock or the record date for a stock split, reverse stock split, recapitalization or similar corporate transaction, then, and in each such case, the Current Market Price shall be appropriately adjusted to reflect the Current Market Price per Common Stock equivalent. The term "Closing Price" on any day shall mean the last sales price, regular way, per share of such stock on such day, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidation transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidation transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, including for these purposes the Nasdaq Stock Market National Market System, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other similar system then in use or, if such bid and ask prices are not reported on any such system, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close (a "Business Day") and on which high bid and low asked prices are quoted by NASDAQ or, if shares of such stock are not traded on NASDAQ, by such other similar system or if shares of such stock are not traded on any such system, a Business Day;

          (d) If any adjustment in the number of shares of Common Stock into which each share of the 8% Preferred Stock may be converted required pursuant to this Section 6.8 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the 8% Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the 8% Preferred Stock is then convertible. All calculations under this Section 6.8 shall be made to the nearest one-hundredth of a share;

          (e) The Board of Directors may, but shall not be required to, increase the number of shares of Common Stock into which each share of the 8% Preferred Stock may be converted, in addition to the adjustments required by Section 6.8(b), as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder of the Common Stock or 8% Preferred Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for federal income tax purposes;

          (f) The holder of any shares of the 8% Preferred Stock electing to make an Optional Conversion shall do so by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of 8% Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 6.8(f) and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares Common Stock of the Corporation to which the holder of the 8% Preferred Stock so converted shall be entitled and
(ii) if less than the full number of shares of the 8% Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the 8% Preferred Stock to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time;

          (g) The Corporation shall have the right, from time to time, on or after [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED], in its sole discretion, to convert shares of 8% Preferred Stock in tranches having an aggregate Liquidation Preference of up to $50 million on each occasion, into shares of Common Stock, as follows:

          (i) If at any time on or after [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] the Common Stock is (x) listed on a national securities exchange or included for quotation on the National Market System of the NASDAQ Stock Market and (y) the Closing Price of the Common Stock on the National Market System of the NASDAQ Stock Market or on such national securities exchange exceeds $11.55 per share (the "Test Amount") for each Trading Day (as defined in paragraph (c) above) during a Testing Period (as defined below), the Corporation shall have the right, in its sole discretion, to convert issued and outstanding shares of 8% Preferred Stock into shares of Common Stock, which conversion shall become effective as of a date no earlier than ten (10) days and no later than forty (40) days following the end of the relevant Testing Period, provided that the Corporation shall not have the right to convert 8% Preferred Stock having an aggregate principal amount of more than $50 million with respect to any single Testing Period. Any such conversion compelled by the Corporation shall be referred to herein as a "Forced Conversion." The Test Amount shall be appropriately adjusted in connection with any stock split, stock dividend, reverse stock split, recapitalization or similar corporate transaction.

          (ii) The shares of each holder of 8% Preferred Stock shall be converted on a pro rata basis on any Forced Conversion. The transfer agent shall give holders of the 8% Preferred Stock written notice of the Forced Conversion at least ten (10) days prior to the effective date thereof, which notice shall specify (A) the effective date, (B) the Testing Period utilized,
(C) the Aggregate Liquidation Amount of the 8% Preferred Stock to be converted,
(D) the pro ration factor, if less than all outstanding shares of 8% Preferred Stock are to be converted and (E) the number of shares of Common Stock into which each share of 8% Preferred Stock shall be converted pursuant to the Forced Conversion. Any period of ten (10) consecutive Trading Days that does not precede or include a previously announced effective date of a Forced Conversion shall be referred to herein as a "Testing Period."

          (iii) Following a Forced Conversion, the holders of shares of 8% Preferred Stock shall have the right to receive certificates representing the shares of Common Stock into which such shares of 8% Preferred Stock have been converted by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the applicable shares of 8% Preferred Stock. As promptly as practicable, and in any event within five business days after the surrender of such certificates, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares Common Stock of the Corporation to which the holder of the 8% Preferred Stock so converted shall be entitled. Upon a Forced Conversion, the rights of the holders of 8% Preferred Stock shall cease except for the right to receive Common Stock of the Corporation in accordance herewith, and the holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time;

          (iv) Upon the Forced Conversion of the 8% Preferred Stock, the holders thereof shall be entitled to receive payment of all accrued but unpaid dividends, whether or not declared, plus, if the conversion date is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of conversion to the conversion date and the denominator of which is 365 (the amount of such unpaid dividends and the other amount being payable in such number of shares of Common Stock which would be issuable upon conversion of shares of 8% Preferred Stock having an aggregate Liquidation Preference equal to such amount) in respect of the shares so converted, provided that if the conversion date is after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date in respect of the shares so converted shall not be paid by the Corporation.

          (h) In connection with the conversion of any shares of the 8% Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest. In such event, the market value of a share of Common Stock of the Corporation shall be the Closing Price of such shares on the last business day on which such shares were traded immediately preceding the date upon which such shares of 8% Preferred Stock are deemed to have been converted.

          (i) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the 8% Preferred Stock.

          6.9  Adjustments For Consolidation, Merger, etc.  In case (A) the
               ------------------------------------------
Corporation shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (B) any other person shall consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (C) the Corporation shall transfer all or substantially all of its properties or its assets to any other person, then, and in each such case, each outstanding share of 8% Preferred Stock shall, upon the effective date of such event, be convertible into the number of shares of stock or other securities or cash or other property which the holder would have owned after giving effect to such event had such share been converted pursuant to Section 6.8 immediately prior to the occurrence of such event, plus any additional shares of stock or other securities or cash or other property payable by the terms of such event to the holders of shares 8% Preferred Stock.

          6.10 Reports as to Adjustments.  Whenever the number of shares of
               -------------------------
Common Stock into which the shares of the 8% Preferred Stock are convertible is adjusted as provided in Section 6.8, the Corporation shall (A) promptly compute such adjustment and furnish to each transfer agent for the 8% Preferred Stock a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock, or the number and kind of any other securities, into which each share of the 8% Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the 8% Preferred Stock a notice stating that the number of shares into which the shares of 8% Preferred Stock are convertible has been adjusted and setting forth the new number of shares into which each share of the 8% Preferred Stock is convertible as a result of such adjustment and when such adjustment will become effective and the basis for such adjustment in appropriate detail.

          6.11 Notices of Corporate Action.  In the event of:
               ---------------------------

          (a) any taking by the Corporation of a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any distribution or any right or warrant permitted to be distributed or given to the holder of Common Stock in accordance with this Article VI (other than a dividend payable solely in shares of Common Stock).

          (b) any capital reorganization, reclassification or recapitalization of the Corporation (other than a subdivision or combination of the outstanding shares of its Common Stock), any consolidation or merger involving the Corporation and any other person (other than a consolidation or merger with a wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing corporation and no change occurs in the Common Stock), or any transfer of all or substantially all the assets of the Corporation to any other person; or

          (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in each such case, the Corporation shall cause to be mailed to each transfer agent for the shares of the 8% Preferred Stock and to the holders of record of the outstanding shares of the 8% Preferred Stock, at least 20 days (or 10 days in case of any event specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the number of shares of Common Stock, or kind and number of any other securities, into which shares of the 8% Preferred Stock are convertible and, if so, shall state the new number of shares of Common Stock, or kind and number of any other securities, into which each share of the 8% Preferred Stock shall be convertible upon such adjustment and when such adjustment will become effective. The failure to give any notice required by this Section 6.11, or any defect therein, shall not affect the legality or validity of any such action requiring such notice.

                                  ARTICLE VII

                                 NOTE EXCHANGE

          7.1  Right to Exchange 8% Preferred Stock for Subordinated Notes.
               -----------------------------------------------------------
Subject to the terms and conditions set forth herein, including the approval of the holders of 8% Preferred Stock as provided in Section 6.3(c) hereof, the Corporation, as note issuer (the "Note Issuer"), may, at its option at any time after [THE DATE WHICH IS EIGHTEEN MONTHS AFTER THE CLOSING WILL BE INSERTED], exchange all, but not less than all, of the outstanding 8% Preferred Stock for subordinated notes (the "Subordinated Notes") of the Note Issuer (the "Note Exchange"). Pursuant to the Note Exchange, each share of 8% Preferred Stock shall be exchanged for a Subordinated Note in an aggregate principal amount equal to the sum of (i) the liquidation preference of the 8% Preferred Stock to be exchanged, as set forth in Article VI hereof, and (ii) any accrued and unpaid dividends on such 8% Preferred Stock. Notwithstanding the foregoing, the Subordinated Notes will be in registered form without coupons in denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof and, in connection with the exchange of any shares of the 8% Preferred Stock, no fractions of Subordinated Notes shall be issued. If any fraction of a Subordinated Note would be issuable on the exchange of the 8% Preferred Stock for Subordinated Notes, the Corporation shall direct and deposit with the Paying Agent an amount sufficient to pay an amount in cash for such fractional interests.

          7.2  Terms of the Subordinated Notes.
               -------------------------------

          (a) The Subordinated Notes shall be issued under an indenture substantially in the form attached hereto as Exhibit A (the "Indenture"). The holders of the Subordinated Notes shall be deemed to be stockholders, and the Subordinated Notes shall be deemed to be shares of stock, for the purpose of any provision of the Delaware General Corporation Law or this Restated Certificate of Incorporation, which requires the vote of stockholders as a prerequisite to any corporate action. The holders of the Subordinated Notes shall have the voting rights set forth in Section 2.05 of the Indenture, which terms are incorporated herein by reference.

          (b) The annual rate of interest on the Subordinated Notes shall be 8%, payable in the manner set forth in the form of Subordinated Note included as
Exhibit 1 to the Indenture from and after the Dividend Payment Date next preceding the Note Exchange Date (as hereafter defined) or if the Note Exchange Date is a Dividend Payment Date, from such date. The principal amount of the Subordinated Notes shall be equal to the sum of (i) the liquidation preference of the 8% Preferred Stock to be exchanged, as set forth in Article VI hereof, and (ii) any accrued and unpaid dividends on such 8% Preferred Stock. The Notes shall mature on [THE DATE WHICH IS THE THIRTEENTH ANNIVERSARY OF THE CLOSING WILL BE INSERTED]

          7.3  Manner of Exchange.
               ------------------

          (a) The Note Issuer may elect to consummate the Note Exchange at any time. The Note Issuer shall elect to consummate the Note Exchange by mailing to each holder of record of the 8% Preferred Stock (a "Holder") a notice of exchange (the "Note Exchange Notice") at such Holder's address as it appears on the books of the Corporation. The Note Exchange Notice shall specify (x) a date not less than 30 days nor more than 60 days following the date of the Note Exchange Notice on which the Note Exchange is to be consummated (the "Note Exchange Date"), (y) the procedures for exchanging certificates representing 8% Preferred Stock for certificates representing Subordinated Notes and (z) the number of shares of 8% Preferred Stock to be exchanged and, if applicable, each Holder's pro rata portion of shares to be exchanged.

          (b) As of 5:00 p.m., New York City time, on the Note Exchange Date, the 8% Preferred Stock shall no longer be deemed to be outstanding and shall be retired and all rights with respect to such shares, including, without limitation, the rights, if any, to receive dividends and to receive notices and to vote or consent (except for the right of the Holders to receive the Subordinated Notes to which such Holder is entitled pursuant to the Note Exchange) shall forthwith cease.

          (c) Upon the exchange of shares of 8% Preferred Stock into Subordinated Notes, as provided herein, the Note Issuer will pay any documentary, stamp or similar issue or transfer taxes which may be due with respect to the transfer and exchange of such exchanged shares, if any; provided,
                                                                       --------
however, that if the Subordinated Notes into which the shares of 8% Preferred
-------
Stock are exchangeable are to be issued in the name of any person other than the Holder of the shares of 8% Preferred Stock, the amount of any transfer taxes (whether imposed on the Note Issuer, the holder or such other person) payable on account of the transfer to such person will be payable by the Holder.

          7.4  Selection of Indenture Trustee.  Prior to the Note Exchange Date,
               ------------------------------
the Corporation shall appoint the person or entity to serve as trustee under the Indenture (the "Indenture Trustee"). The Indenture Trustee shall satisfy the requirements of Section 310(a)(1) of the Trust Indenture Act of 1939, as amended, and shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

          7.5  Conditions to Note Exchange.
               ---------------------------

          (a) It will be a condition to the Note Exchange that: (i) the Subordinated Notes have been registered under the Securities Act of 1933, unless an exemption from registration is available, (ii) the Indenture pursuant to which the Subordinated Notes are to be issued has been executed and delivered by the Note Issuer and the Indenture Trustee, (iii) the Indenture Trustee, for the third party benefit of each holder of shares of 8% Preferred Stock on the Note Exchange Date, shall have received an opinion from outside counsel with a national reputation in corporate and securities and tax law matters (which may be Battle Fowler LLP) to the effect that the Subordinated Notes will, when issued in accordance with the terms of the Indenture, be legal, valid, binding and enforceable obligations of the Note Issuer and that each holder of shares of 8% Preferred Stock will not recognize income, for federal income tax purposes, in excess of (a) the principal amount of the Subordinated Notes to be issued to each such holder minus (b) the sum of the amount paid by the initial holder for the shares of 8% Preferred Stock exchanged therefor and the amount, if any, of taxable income previously recognized by such holder and successors due to its ownership of the 8% Preferred Stock exchanged therefor other than with respect to cash dividends,
(iv) immediately after the Note Exchange, no default or event of default will exist under the Indenture, (v) the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and (vi) the Subordinated Notes shall have been listed on a national securities exchange or on the National Market System of the NASDAQ stock market.

          (b) The Note Exchange shall comply with all applicable federal and state securities and blue sky laws and, subject to Section 9.2, the provisions of this Article VII may be modified by the Note Issuer without the approval of the holders of the 8% Preferred Stock in order to effect such compliance.

          (c) The Note Issuer may take any action necessary, including without limitation, amending or modifying the Indenture prior to the Note Exchange, in order to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and as in effect from time to time.


                                  ARTICLE VII

                         MANAGEMENT OF THE CORPORATION

          8.1 Except as otherwise provided herein, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of Directors which shall constitute the entire Board of Directors shall be eleven (11).

          8.2 The Board of Directors shall have the power to adopt, amend, and repeal the By-Laws of the Corporation.

          8.3 The stockholders and directors shall have the power, if the By-Laws so provide, to hold their respective meetings within or without the State of Delaware and may (except as otherwise required by law) keep the Corporation's books outside the State of

Delaware, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

          8.4 Election of directors need not be by written ballot unless the By-laws so provide.

          8.5 In addition to the powers and authority hereinbefore conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and the By-Laws; provided, however, that no By-Laws hereafter adopted shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.


                                  ARTICLE IX

                                  AMENDMENTS

          9.1 The Corporation reserves the right to amend or repeal any provisions contained in this Certificate of Incorporation from time to time and at any time in the manner now or hereafter prescribed in this Certificate of Incorporation or the By-Laws or required by the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to such reservation.

          9.2 So long as any shares of the 8% Preferred Stock are outstanding, without the affirmative vote or consent of holders of at least two-thirds of the outstanding shares of the 8% Preferred Stock voting or consenting separately as one class, no amendment may be made to (i) Article VI of this Certificate of Incorporation which would increase or decrease the aggregate number of authorized shares of the 8% Preferred Stock, increase or decrease the par value of the shares of such class, make any change that adversely affects the conversion or voting rights of the 8% Preferred Stock or alter or change any other powers, preferences, or special rights of the shares of such class so as to affect them adversely, (ii) Article VII hereof which would adversely affect the rights of holders of 8% Preferred Stock or of Subordinated Notes, (iii) the Indenture which is attached hereto as Exhibit A which would adversely affect the rights of holders of Subordinated Notes or, (iv) this Section 9.2; provided,
                                                                   --------
however, as long as any shares of 8% Preferred Stock are outstanding, without
-------
the unanimous vote or consent of holders of the outstanding 8% Preferred Stock voting or consenting separately as one class, no amendment may be made to (i) reduce the rate of or change the time of payment of dividends on the 8% Preferred Stock, (ii) change the form of payment of any amounts payable in respect of the 8% Preferred Stock, (iii) reduce the Liquidation Preference of the 8% Preferred Stock, (iv) change the redemption date, or reduce the redemption price, specified in Section 6.5(a) for the 8% Preferred Stock, or (v) adversely effect the right to convert the 8% Preferred Stock into shares of Common Stock as provided in Section 6.8.

                                   ARTICLE X

                     LIMITATION OF LIABILITY OF DIRECTORS

          No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing clause shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article X is in effect shall be deemed to be doing so in reliance on the provisions of this Article X. Any repeal or modification of this Article X shall not adversely affect any right or protection of a director existing prior to such repeal or modification. The provisions of this Article X are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of stockholders or directors, or otherwise.


                                  ARTICLE XI

                                  ISSUANCE OF
                          NONVOTING EQUITY SECURITIES

          The Corporation will not issue nonvoting equity securities to the extent prohibited by Section 1123 of the United States Bankruptcy Code; provided, however, that this Article XI (a) will have no further force and effect beyond that required under Section 1123 of the United States Bankruptcy Code, (b) will have such force and effect, if any, only for so long as such
Section 1123 is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect.

          IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be duly executed and acknowledged, this ____ day of _______________, 1998.

                                Toy Biz, Inc.



                                By:_____________________________________________
                                   Name:
                                   Title: President and Chief Executive
                                          Officer

                                                                       Exhibit A


                             FORM OF INDENTURE/1/

================================================================================


                          MARVEL ENTERPRISES, INC./2/




                 8% Convertible Subordinated Voting Debentures
                                   due 2011


                                _______________

                                   INDENTURE
                                _______________


               Dated as of [                ]


                  [                   ]

                                    Trustee


================================================================================









---------------------

 /1/ Form of Indenture for Subordinated Notes to be issued in the event of an exchange of the 8% Cumulative Convertible Exchangeable Preferred Stock (the "8% Preferred Stock") of Marvel Enterprises, Inc.

/2/ Or the successor entity, the "Note Issuer" as defined in the Restated Certificate of Incorporation of the Corporation.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE...............................     1

Section 1.01    Definitions..............................................     1
Section 1.02    Other Definitions........................................     5
Section 1.03    Incorporation by Reference of Trust Indenture Act........     5
Section 1.04    Rules of Construction....................................     5

                                  ARTICLE II

THE SECURITIES...........................................................     6

Section 2.01    Form and Dating..........................................     6
Section 2.02    Execution and Authentication.............................     6
Section 2.03    Registrar and Paying Agent...............................     7
Section 2.04    Payment by the Corporation to the Trustee; Paying
                Agent to Hold Money in Trust.............................     7
Section 2.05    Voting Rights of Securityholders.........................     7
Section 2.06    Conversion Into Common Stock.............................     8
Section 2.07    Adjustments For Consolidation, Merger, etc...............    14
Section 2.08    Reports as to Adjustments................................    14
Section 2.09    Notices of Corporate Action..............................    15
Section 2.10    Securityholder Lists.....................................    16
Section 2.11    Transfer and Exchange....................................    16
Section 2.12    Replacement Securities...................................    16
Section 2.13    Outstanding Securities...................................    17
Section 2.14    Treasury Securities......................................    17
Section 2.15    Temporary Securities.....................................    17
Section 2.16    Cancellation.............................................    17
Section 2.17    Certain Limitations on Securities........................    18

                                  ARTICLE III

COVENANTS................................................................    18

Section 3.01    Payment of Securities....................................    18
Section 3.02    Dividends, Etc...........................................    18
Section 3.03    Reports by Corporation...................................    19
Section 3.04    Money for Security Payments to Be Held in Trust..........    19

                                                                            Page
                                                                            ----
Section 3.05    Compliance Certificate...................................    20
Section 3.06    Authorization of Common Stock............................    20
Section 3.07    Certain Restrictions.....................................    20

                                  ARTICLE IV

SUCCESSORS...............................................................    21

Section 4.01   When Corporation May Merge, etc...........................    21
Section 4.02   Successor Substituted.....................................    21

                                   ARTICLE V

DEFAULTS AND REMEDIES....................................................    22

Section 5.01    Events of Default........................................    22
Section 5.02    Acceleration; Limitations on Acceleration................    22
Section 5.03    Other Remedies...........................................    23
Section 5.04    Waiver of Default........................................    23
Section 5.05    Control by Majority......................................    23
Section 5.06    Limitation on Suits......................................    23
Section 5.07    Rights of Holders to Receive Payment.....................    24
Section 5.08    Collection Suit by Trustee...............................    24
Section 5.09    Trustee May File Proofs of Claim.........................    24
Section 5.10    Priorities...............................................    24
Section 5.11    Undertaking for Costs....................................    25

                                  ARTICLE VI

TRUSTEE..................................................................    25

Section 6.01    Duties of Trustee........................................    25
Section 6.02    Rights of Trustee........................................    26
Section 6.03    Individual Rights of Trustee.............................    26
Section 6.04    Disclaimer...............................................    26
Section 6.05    Notice of Defaults.......................................    27
Section 6.06    Reports by Trustee to Holders............................    27
Section 6.07    Compensation and Indemnity...............................    27
Section 6.08    Replacement of Trustee...................................    28
Section 6.09    Successor Trustee by Merger..............................    28
Section 6.10    Eligibility; Disqualification............................    29

                                                                            Page
                                                                            ----
Section 6.11    Preferential Collection of Claims Against Corporation...     29

                                  ARTICLE VII

SATISFACTION AND DISCHARGE..............................................     29

Section 7.01    Satisfaction and Discharge of Indenture.................     29
Section 7.02    Application of Trust Money..............................     30
Section 7.03    Repayment to Corporation................................     30

                                 ARTICLE VIII

AMENDMENTS..............................................................     30

Section 8.01    Without Consent of Holders..............................     30
Section 8.02    With Consent of Holders.................................     31
Section 8.03    Reserved................................................     31
Section 8.04    Revocation and Effect of Consents.......................     31
Section 8.05    Notation on or Exchange of Securities...................     32
Section 8.06    Trustee Protected.......................................     32
Section 8.07    Rights of Holders to Receive Payment....................     32

                                  ARTICLE IX

SUBORDINATION...........................................................     32

Section 9.01    Agreement to Subordinate................................     32
Section 9.02    Subordination...........................................     32
Section 9.03    Notice to Trustee of Specified Events; Reliance on
                Certificate of Custodian................................     34
Section 9.04    Trustee Entitled to Assume Payments Not Prohibited in
                Absence of Notice.......................................     34
Section 9.05    Absolute Obligation to Pay..............................     35
Section 9.06    Trustee's Rights as Holder of Senior Debt...............     35
Section 9.07    No Implied Obligations to Holders of Senior Debt........     35
Section 9.08    Enforceability of Subordination.........................     35
Section 9.09    Trustee Authorized to Effectuate Subordination..........     36

                                   ARTICLE X

REDEMPTION..............................................................     36

Section 10.01    Optional Redemption; Notice of Redemption..............     36

                                                                            Page
                                                                            ----
Section 10.02    Notice of Redemption...................................     36
Section 10.03    Effect of Notice of Redemption.........................     36
Section 10.04    Deposit of the Redemption Price........................     37

                                  ARTICLE XI

MISCELLANEOUS...........................................................     37

Section 11.01    Trust Indenture Act Controls...........................     37
Section 11.02    Notices................................................     37
Section 11.03    Communication by Holders with Other Holders............     38
Section 11.04    Certificate and Opinion as to Conditions Present.......     39
Section 11.05    Statements Required in Certificate or Opinion..........     39
Section 11.06    Rules by Trustee and Agents............................     39
Section 11.07    Legal Holidays.........................................     39
Section 11.08    No Recourse Against Others.............................     39
Section 11.09    Duplicate Originals....................................     40
Section 11.10    Governing Law..........................................     40
Section 11.11    No Adverse Interpretation of Other Agreements..........     40
Section 11.12    Successors.............................................     40
Section 11.13    Severability...........................................     40
Section 11.14    Table of Contents, Headings, etc.......................     40

     INDENTURE dated as of [_________________] between Marvel Enterprises, Inc., a Delaware corporation, and [______________________], a [_______________]
corporation, as trustee.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the 8% Convertible Subordinated Capital Debentures due __________, 2011.


                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.01  Definitions.
                    -----------

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Registrar, Paying Agent or co-Registrar.
      -----

     "Board of Directors" means the Board of Directors of the Corporation or any
      ------------------
authorized committee of such Board.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
which is not a day on which banking institutions in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, and its
      ----------
successors.

     "Common Stock" means the Corporation's common stock, par value $.01 per
      ------------
share.

     "Consolidated Tangible Capital" of any Person means, at any date, the total
      -----------------------------
amount of non-redeemable preferred stock and common shareholders' equity (excluding amounts attributable to securities which are exchangeable for or convertible into securities other than non-redeemable preferred stock or common stock and any amounts attributable to shares issued pursuant to an acquisition by such Person) which would appear on a consolidated statement of financial condition of such Person as at such date prepared in accordance with generally accepted accounting principles, less all intangible assets appearing thereon.

     "Corporate Trust Office" means the corporate trust office of the Trustee at
      ----------------------
which at any particular time its corporate trust business shall be principally administered, which on the date hereof is [______________________].

     "Corporation" means Marvel Enterprises, Inc. or its successor "Note
      -----------
Issuer", provided that any such successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Corporation" shall mean each successor Person, and any other obligor upon the Securities.

     "Default" means an event or condition the occurrence of which would, with
      -------
the lapse of time or the giving of notice or both, become an Event of Default.

     "8% Preferred Stock" means the 8% Cumulative Convertible Exchangeable
      ------------------
Preferred Stock of the Corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
as in effect from time to time.

     "Holder" or "Securityholder" means a Person in whose name a Security is
      ------      --------------
registered in the register of the Securities kept by the Registrar.

     "Indebtedness" means, with respect to any Person, at any date, (i) all
      ------------
indebtedness, obligations or other liabilities for borrowed money, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, and whether now existing or hereafter created; (ii) all indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon Property owned by such Person; (iii) all indebtedness, obligations or liabilities of others of the type described in the preceding clauses (i) and (ii) which the Corporation has guaranteed or is in any other way liable for; and (iv) all amendments, renewals, extensions or refundings of any such indebtedness, obligation or liability; (v) all obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) Property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with generally accepted accounting principles; (vi) all payment obligations with respect to interest rate or currency protection agreements; (vii) all obligations as an account party under any letter of credit or in respect of bankers' acceptance; and (viii) all obligations of any third party secured by Property (regardless of whether or not the Note Issuer is liable for repayment of such obligations).

     "Indenture" means this instrument as amended from time to time by one or
      ---------
more indentures supplemental hereto entered into pursuant to the applicable provisions hereto.

     "Interest Payment Due" means the date specified in the Securities as the
      --------------------
fixed date on which interest is due and payable.

     "Officer" means the Chairman of the Board of Directors, the President, any
      -------
Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation.

     "Officers' Certificate" means a certificate signed by (i) the Chairman or
      ---------------------
Vice Chairman of the Board of Directors, President or any Vice President and
(ii) the Treasurer, Secretary or any Assistant Treasurer or any Assistant Secretary of the Corporation and delivered to the Trustee by the terms of this Indenture; provided that, in the event an Officer of the Corporation holds a
           --------
position set forth in (i) or (ii) above, such Officer may sign an Officer's Certificate only in his capacity as an Officer under either clause (i) or (ii), but not both.

     "Opinion of Counsel" means a written opinion from legal counsel, which
      ------------------
opinion and legal counsel are acceptable to the Trustee. The counsel may be an employee of or counsel to the Corporation.

     "Order of the Corporation" means a written order signed in the name of the
      ------------------------
Corporation by its President or any Vice President and by its Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation and delivered to the Trustee.

     "Person" means an individual, partnership, corporation or unincorporated
      ------
organization, and a government or agency or political subdivision thereof.

     "Principal" means principal amount of a debt security plus the premium, if
      ---------
any, on the security.

     "Primary Indebtedness" means Indebtedness other than Indebtedness Ranking
      --------------------
on Parity with the Securities or Ranking Junior to the Securities.

     "Property" means any interest in any kind of property or asset, whether
      --------
real, personal or mixed, or tangible or intangible.

     "Ranking Junior to the Securities" means, as respects any obligation of the
      --------------------------------
Corporation, an obligation that by express provisions in the instrument creating, evidencing or governing such obligation (i) is specifically designated as ranking junior to the Securities, (ii) ranks junior to and not equally with or prior to the Securities (or to the Securities and any other obligations of the Corporation ranking on a parity with the Securities) in right of payment upon the happening of a Specified Event, as defined in Section 9.02, and (iii) is also made junior and subordinate in right of payment to other obligations of the Corporation to at least the same extent as the Securities are made junior and subordinate thereto by the provisions of Section 9.02.

     "Ranking on a Parity with the Securities" means, with respect to any
      ---------------------------------------
obligation of the Corporation, an obligation that by express provisions in the instrument creating, evidencing or governing such obligation (i) is specifically designated as ranking on a parity with the Securities, (ii) ranks equally with and not prior to the Securities in right of payment upon the happening of a Specified Event and (iii) is also made junior and subordinate in right of payment to other obligations of the Corporation to the same extent as the Securities are made junior and subordinate thereto by the provisions of Section 9.02.

     "Record Date" means the 15th day (whether or not a Business Day) of the
      -----------
month preceding the month in which an Interest Payment Date occurs.

     "Redemption Date" means, when used with respect to any Security to be
      ---------------
redeemed, the date fixed for such redemption pursuant to this Indenture and the Security.

     "Redemption Price" means, when used with respect to any Security to be
      ----------------
redeemed, the price fixed for such redemption pursuant to this Indenture and the Security as set forth in Section 10.01.

     "Securities" means the "8% Convertible Subordinated Voting Debentures due
      ----------
__________, 2011" described above and issued under this Indenture.

     "Senior Debt" means principal of and premium, if any, and interest on all
      -----------
indebtedness and obligations of, and claims against, the Corporation (other those of the holders of 8% Preferred Stock or any other equity interests of the Corporation) including, without limitation, commercial paper, repurchase agreements, trade debt, secured Indebtedness and the Corporation's other obligations to its general and secured creditors, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by the Corporation (and all renewals, extensions or refundings thereof); provided, however, that "Senior Debt" shall not include the Securities, any Indebtedness Ranking on a Parity with the Securities or any Indebtedness Ranking Junior to the Securities.

     "Subsidiary" means any corporation of which the Corporation owns, directly
      ----------
or indirectly, more than 50% of the Voting Stock.

     "TIA" means the Trust Indenture Act of 1939, as amended, and as in effect
      ---
from time to time.

     "Trustee" means the party named as such in this indenture until a successor
      -------
replaces it and thereafter means such successor.

     "Trust Officer" means any officer within the Corporate Trust Office (or any
      -------------
successor group) of the Trustee, including any Vice President, any Assistant Vice President, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of or familiarity with the particular subject.

     "Voting Stock" means securities of any class or classes of a corporation
      ------------
the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors (or Persons performing similar functions).

     Section 1.02   Other Definitions.
                    -----------------


     Term                                    Defined in
     ----                                    ----------

"Blockage Period"........................    Section 9.02(b)
"Default Notice".........................    Section 9.02(b)
"Event of Default".......................    Section 5.01
"Legal Holiday"..........................    Section 11.07
"Paying Agent"...........................    Section 2.03
"Registrar"..............................    Section 2.03
"Specified Event"........................    Section 9.02(a)


      Section 1.03  Incorporation by Reference of Trust Indenture Act.  Whenever
                    -------------------------------------------------
this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, whether or not this Indenture is qualified under the TIA.

     The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities;

     "indenture security holder" means a Securityholder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the securities means the Corporation.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by rule of the Commission under the TIA have the meanings assigned to them thereby.

     Section 1.04   Rules of Construction.   Unless the context otherwise
                    ---------------------
requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect in the United States at the date of such computation; (iii) "or" is always used inclusively (for example, the phrase "A" or "B" means "A or B or both," not "either A or B, but not both"); (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; and unless specifically stated, the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                  ARTICLE II

                                THE SECURITIES

      Section 2.01  Form and Dating. The Securities and Trustee's certificate of
                    ---------------
of authentication shall be substantially in the form of Exhibit A, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

     Section 2.02   Execution and Authentication.  The Securities shall be
                    ----------------------------
executed on behalf of the Corporation by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be actual or facsimile.

     If an officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. Such manual signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate Securities for original issue up to the aggregate principal amount stated in paragraph 5 of the Securities upon an Order of the Corporation. The aggregate principal amount of Securities outstanding at any time may not exceed the amount as stated in paragraph 5 of the Securities except as provided in Section 2.12.

     The Trustee may appoint an authenticating agent acceptable to the Corporation to authenticate Securities, which authenticating agent shall be compensated by the Corporation. An authenticating agent may authenticate Securities whenever the Trustee may do so, other than the authentication of Securities issued upon original issue or pursuant to Section 2.12. Except as provided in the previous sentence, each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Corporation or an Affiliate.

     Section 2.03   Registrar and Paying Agent.  The Corporation shall maintain
                    --------------------------
an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Corporation may appoint one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Corporation or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Corporation shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Corporation shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Corporation fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

     The Corporation initially appoints the Trustee as Registrar and Paying
Agent.

     Section 2.04   Payment by the Corporation to the Trustee; Paying Agent to
                    ----------------------------------------------------------
Hold Money in Trust.  On each due date for the payment of principal of, or
-------------------
interest on, any of the Securities, the Corporation shall deposit with the Trustee or Paying Agent, as the case may be, in immediately available funds a sum sufficient to pay the principal or interest so becoming due.

     The Corporation will require each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     Section 2.05   Voting Rights of Securityholders.  Holders of Securities
                    --------------------------------
shall have the following voting rights:

          (a) Except as otherwise provided herein, each Holder shall be entitled to such number of votes for each Security held by him on all matters submitted to a vote of holders of Common Stock as shall be equal to the largest number of whole shares of Common Stock into which all of such Holder's Securities are then convertible.

          (b) Except as otherwise provided herein or by law, the Holders and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders.

          (c) The Corporation shall not (A) consolidate with or merge into any other person in any transaction in which the Corporation is not the continuing or surviving corporation, (B) permit any other person to consolidate with or merge into the Corporation in any transaction in which the Corporation is the continuing or surviving person, but the Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, or (C) transfer all or substantially all of its properties or assets to any other person, unless such transaction is approved by Holders of a majority in principal amount of the outstanding Securities, voting together as a separate class, except that, in the case of a merger, consolidation or transfer to be consummated prior to [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] such approval shall not be required if each of the following conditions are satisfied with respect to such merger, consolidation, sale or transfer: (i) the holders of Common Stock will receive consideration equal to at least $9.625 per share of Common Stock, and (ii) the Holders will receive (x) the same consideration such holders would have received had such Holders converted their Securities to Common Stock immediately prior to consummation of the merger, consolidation, sale or transfer, plus
     (y) an amount equal to the present value of the amount of interest such Holders would have been entitled to receive on their Securities if such Securities remained outstanding until [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED], discounted at a discount rate of 10% per annum, compounded quarterly.

     Section 2.06   Conversion Into Common Stock.  A Security may be converted
                    ----------------------------
(an "Optional Conversion") at any time, at the option of a Holder, into shares of Common Stock, on the terms and conditions set forth below in this Section 2.06, and may be converted at the option of the Corporation as provided in paragraph (g) of this Section 2.06.

          (a) Subject to the provisions for adjustment hereinafter set forth, each one thousand dollars ($1,000) in principal amount of Securities shall be convertible in the manner hereinafter set forth, into the number of fully paid and non-assessable shares of Common Stock obtained by multiplying [THE NUMBER OF SHARES OF COMMON STOCK INTO WHICH EACH SHARE OF 8% PREFERRED STOCK IS CONVERTIBLE ON THE DATE OF THE EXCHANGE OF 8% PREFERRED STOCK INTO SECURITIES] by a fraction, the numerator of which is one thousand (1,000) and the denominator of which is [THE LIQUIDATION PREFERENCE OF EACH SHARE OF 8% PREFERRED STOCK ON THE DATE OF THE

     EXCHANGE]. Upon conversion of a Security, a Holder shall be entitled to receive all accrued and unpaid interest up to the date of conversion of such Securities (the amount of any such unpaid interest being payable in such number of shares of Common Stock which would be issuable upon conversion of Securities having an aggregate principal amount equal to such amount), provided that if the conversion date is after the Record Date and before the Interest Payment Date to which that Record Date relates, the interest payment otherwise payable on that Interest Payment Date in respect of such Securities shall not be paid by the Corporation.

          (b) The number of shares of Common Stock into which a Security is convertible shall be adjusted from time to time as follows:

               (i) In case the Corporation shall at any time or from time to time declare or pay any dividend on Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), or combine or consolidate the outstanding shares of Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, or the Corporation shall otherwise effect a capital reorganization or reclassification of the Common Stock permitted by the Corporation's Restated Certificate of Incorporation, as amended, then, and in each such case, the number of shares of Common Stock into which a Security is convertible shall be adjusted so that the Holder shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock or number and kind of other securities which a Holder would have owned after giving effect to such event had such Security been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph (b) shall become effective in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, and otherwise at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

               (ii) In case the Corporation at any time or from time to time shall issue rights or warrants to all holders of shares of Common Stock entitling them (for a period expiring within 45 calendar days after the date of issuance) to subscribe for or purchase shares of Common Stock at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of shareholders entitled to receive such right or warrant, then, and in each such case (unless Holders shall be permitted to subscribe for or purchase shares of Common Stock on the same basis as though the Securities had been converted into shares of Common Stock immediately prior to the close of business on such record date), the number of shares of Common Stock into which each Security is convertible shall be adjusted so that a Holder thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such Security was convertible immediately prior to such event by (b) a fraction, the numerator of which shall be the sum of
     (I) the number of shares of Common Stock outstanding on such record date plus (II) the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of
     (x) the number of shares of Common Stock outstanding on such record date plus (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so offered would purchase at such Current Market Price on such record date. For purposes of this subparagraph (b)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance of rights of warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be equal to the sum of the aggregate offering price of such securities plus the minimum aggregate amount, if any, payable upon conversion of such securities into shares of Common Stock. An adjustment made pursuant to this subparagraph (b)(ii), shall be made upon the issuance of any such rights or warrants and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of shareholders entitled to receive such rights or warrants. For purposes of this subparagraph (b)(ii) the granting of the right to purchase Common Stock (whether treasury shares or newly issued shares) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation, and the investment of additional optional amounts, in shares of Common Stock, in any such case at a price per share of not less than 95% of the current market price (determined as provided in such plans) per share of Common Stock, shall not be deemed to constitute an issue of rights or warrants by the Corporation within the meaning of this subparagraph (b)(ii); and

               (iii) In case the Corporation at any time or from time to time shall declare, order, pay or make a distribution of any kind or nature whatsoever which is permitted to be made pursuant to this Indenture on its Common Stock, other than a dividend payable in shares of Common Stock or rights or warrants to subscribe for shares of Common Stock covered under 2.06(b) (ii) herein, then, and in each such case (unless the Holders shall receive any such dividend or other distribution on the same basis as though the Securities had been converted into shares of Common Stock immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or other distribution), the number of shares of Common Stock into which each Security is convertible shall be adjusted so that the Holder of each Security shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such Security was convertible immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution by (b) a fraction, the numerator of which shall be the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution, and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value of such dividend or distribution (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be filed with the Trustee) payable in respect of one share of Common Stock. An adjustment made pursuant to this subparagraph (b)(iii) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution;

          (c) The term "Current Market Price" shall mean, as applied to any class of stock on any date, the average of the daily "Closing Prices" (as hereinafter defined) for the 20 consecutive "Trading Days" (as hereinafter defined) immediately prior to the date in question; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period which includes the ex-dividend date for a dividend or distribution by the Corporation on its Common Stock payable in shares of its Common Stock, or the record date for a stock split, reverse stock split, recapitalization or similar corporate transaction, then, and in each such case, the Current Market Price shall be appropriately adjusted to reflect the Current Market Price per Common Stock equivalent. The term "Closing Price" on any day shall mean the last sales price, regular way, per share of such stock on such day, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidation transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidation transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, including for these purposes the Nasdaq Stock Market National Market System or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other similar system then in use or, if such bid and ask prices are not reported on any such system, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close (a "Business Day") and on which high bid and low asked prices are quoted on NASDAQ or, if shares of such stock are not traded on NASDAQ, by such other similar system or if shares of such stock are not traded on any such system, a Business Day;

          (d) If any adjustment in the number of shares of Common Stock into which each Security may be converted required pursuant to this Section 2.06 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each Security is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each Security is then convertible. All calculations under this Section 2.06 shall be made to the nearest one-hundredth of a share;

          (e) The Board of Directors may, but shall not be required to, increase the number of shares of Common Stock into which each Security may be converted, in addition to the adjustments required by Section 2.06(b), as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder of the Common Stock or the Securities resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for federal income tax purposes;

          (f) A Holder of any of the Securities electing to make an Optional Conversion shall do so by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, the Securities to be converted accompanied by a written notice stating that such Holder elects to convert all or a specified whole number of such Securities in accordance with the provisions of this Section 2.06(f) and specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such Holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such Securities and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which a Holder of the Securities so converted shall be entitled. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the Securities to be converted so that the rights of a Holder shall cease except for the right to receive Common Stock in accordance herewith, and the converting Holder shall be treated for all purposes as having become the record holder of such Common Stock at such time;

          (g) The Corporation shall have the right, from time to time, on or after [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED], in its sole discretion, to convert the Securities in tranches having an aggregate Principal amount of $50 million on each occasion, into the shares of Common Stock, as follows:

               (i) If at any time on or after [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] the Common Stock is (i) listed on a national securities exchange or included for quotation on the National Market System of the NASDAQ Stock Market and (ii) the Closing Price of the Common Stock on the National Market System of the NASDAQ Stock Market or on such national securities exchange exceeds $11.55 per share (the "Test Amount") for each Trading Day (as defined in paragraph (c) above) during a Testing Period (as defined below), the Corporation shall have the right, in its sole discretion, to convert Securities into shares of Common Stock, which conversion shall become effective as of a date no earlier than ten
     (10) days and no later than forty (40) days following the end of the relevant Testing Period, provided that the Corporation shall not have the right to convert Securities having an aggregate principal amount of more than $50 million with respect to any single Testing Period. Any such conversion compelled by the Corporation shall be referred to herein as a "Forced Conversion." The Test Amount shall be appropriately adjusted in connection with any stock split, stock dividend, reverse stock split, recapitalization or similar corporate transaction.

               (ii) The Securities held by each Holder shall be converted on a pro rata basis on any Forced Conversion. The transfer agent shall give holders of the Securities written notice of the Forced Conversion at least ten (10) days prior to the effective date thereof, which notice shall specify (A) the effective date, (B) the Testing Period utilized, (C) the aggregate value of the Securities to be converted, (D) the pro-ration factor, if less than all Securities are to be converted and (E) the number of shares of Common Stock into which each Security shall be converted pursuant to the Forced Conversion. Any period of ten (10) consecutive Trading Days that does not precede or include a previously announced effective date of a Forced Conversion shall be referred to herein as a "Testing Period."

               (iii) Following a Forced Conversion, the Holders shall have the right to receive certificates representing the shares of Common Stock into which the Securities have been converted by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, the applicable Securities. As promptly as practicable, and in any event within five business days after the surrender of the Securities, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares Common Stock to which the Holder of the Securities so converted shall be entitled. Upon a Forced Conversion, the rights of the Holders of the Securities shall cease except for the right to receive Common Stock in accordance herewith, and the Holder shall be treated for all purposes as having become the record holder of such Common Stock at such time;

          (iv) Upon the Forced Conversion of the Securities, the Holders thereof shall be entitled to receive payment of all accrued and unpaid interest to the effective date of the conversion (the amount of such unpaid interest being payable in such number of shares of Common Stock which would be issuable upon conversion of the Securities having an aggregate principal amount equal to such amount) in respect of the shares so converted, provided that if the conversion date is after the Record Date and before the Interest Payment Date to which that Interest Record Date relates, the interest otherwise payable on that Interest Payment Date in respect of the Securities so converted shall not be paid by the Corporation.

          (h) In connection with the conversion of the Securities, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest. In such event, the market value of a share of Common Stock shall be the Closing Price of such shares on the last business day on which such shares were traded immediately preceding the date upon which the Securities are deemed to have been converted.

     Section 2.07   Adjustments For Consolidation, Merger, etc.  In case (i) the
                    ------------------------------------------
Corporation shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any other person shall consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) the Corporation shall transfer all or substantially all of its properties or its assets to any other person, then, and in each such case, each Security shall, upon the effective date of such event, thereafter represent the right to receive the number of shares of stock or other securities or cash or other property which the Holder would have owned after giving effect to such event had such Security been converted into Common Stock pursuant to Section
2.06 immediately prior to the occurrence of such event, plus any additional shares of stock or other securities or cash or other property payable by the terms of such event to the Holders.

     Section 2.08   Reports as to Adjustments.  Whenever the number of shares of
                    -------------------------
Common Stock into which the Securities are convertible is adjusted as provided in Section 2.06, the Corporation shall (i) promptly compute such adjustment and furnish to the Trustee and the

Registrar a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock, or the number and kind of any other securities, into which each Security is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (ii) promptly mail to the Holders a notice stating that the number of shares into which the Securities are convertible has been adjusted and setting forth the new number of shares into which the Securities are convertible as a result of such adjustment and when such adjustment will become effective and the basis for such adjustment in appropriate detail.

     Section 2.09   Notices of Corporate Action.    In the event of:
                    ---------------------------

          (a) any taking by the Corporation of a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any distribution or any right or warrant permitted to be distributed or given to the holder of Common Stock in accordance with
     Article VI of the Corporation's Restated Certificate of Incorporation (other than a dividend payable solely in shares of Common Stock).

          (b) any capital reorganization, reclassification or recapitalization of the Corporation (other than a subdivision or combination of the outstanding shares of its Common Stock), any consolidation or merger involving the Corporation and any other person (other than a consolidation or merger with a wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing corporation and no change occurs in the Common Stock), or any transfer of all or substantially all the assets of the Corporation to any other person; or

          (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in each such case, the Corporation shall cause to be mailed to the Trustee and to the Holders, at least 20 days (or 10 days in case of any event specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date or expected date on which any such record is to be taken for the purpose of such distribution or right and the amount and character of such distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the Holders shall be entitled to exchange their shares of Common Stock into which their Securities are convertible or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the number of shares of Common Stock, or kind and number of any other securities, into which shares of the 8% Preferred Stock are convertible and, if so, shall state the new number of shares of Common Stock, or kind and number of any other securities, into which Securities shall be convertible upon such adjustment and when such adjustment will become effective. The failure to give any notice required by this Section 2.09, or any defect therein, shall not affect the legality or validity of any such action requiring such notice.

      Section 2.10 Securityholder Lists.  The Trustee shall preserve in as
                   --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Corporation shall furnish to the Trustee at least 10 days before each Interest Payment Date and at such other times as the Trustee may request in writing all information in the possession or control of the Corporation or any Paying Agent as to the names and addresses of the Securityholders in such form and as of such date as the Trustee may reasonably require.

      Section 2.11 Transfer and Exchange.  When Securities are presented to the
                   ---------------------
Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange them for an equal principal amount of Securities of authorized denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Corporation shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Trustee, the Registrar and the Paying Agent shall be entitled to rely on such representation in authenticating, registering the transfer or exchange of, or making of payments on, the Securities.

     The Registrar shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of 15 Business Days before the day of any selection of Securities for conversion under Section 2.06(g) or for redemption under Section 10.01 and ending at that close of business on the day of such selection, or (ii) to register the transfer of or exchange any Security so selected for conversion or redemption in whole or in part, except for the unconverted or unredeemed portion of any Security being converted or redeemed in part.

      Section 2.12 Replacement Securities.  If the Holder of a mutilated
                   ----------------------
Security surrenders such Security to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Corporation shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Corporation, such Holder shall provide an indemnity bond sufficient in the judgment of both the Corporation and the Trustee to protect the Corporation, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Corporation may charge for its expenses in replacing a Security.

      Every replacement Security issued under this Section shall constitute an obligation of the Corporation, entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

      Section 2.13 Outstanding Securities.  The Securities outstanding at any
                   ----------------------
time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

      If a Security is replaced pursuant to Section 2.12, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced security is held by a bona fide purchaser.

      If Securities are considered paid under Section 3.01, they cease to be outstanding and interest on them ceases to accrue.

      A Security does not cease to be outstanding because the Corporation or an Affiliate of the Corporation holds the Security.

      Section 2.14 Treasury Securities.  In determining whether the Holders of
                   -------------------
the required principal amount of Securities have concurred in any direction, vote, waiver or consent, Securities owned by the Corporation or an Affiliate of the Corporation shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee or the Corporation shall be protected in relying on any such direction, vote, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded.

      Section 2.15 Temporary Securities.  Until definitive Securities are ready
                   --------------------
for delivery, the Corporation may prepare and the Trustee shall, upon Order of the Corporation, authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Corporation considers appropriate for temporary Securities including, without limitation, a legend stating that such temporary Security is a temporary Security. Without unreasonable delay, the Corporation shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, such temporary Securities shall be entitled to the same rights, benefits and privileges as the definitive Securities.

      Section 2.16 Cancellation.  The Corporation at any time may deliver
                   ------------
Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities and deliver a certificate of such destruction to the Corporation, unless the Corporation directs the Trustee to deliver canceled Securities to the Corporation. The Corporation may not issue new Securities to replace securities that it has paid or that have been delivered to the Trustee for cancellation.

      Section 2.17 Certain Limitations on Securities.  Notwithstanding anything
                   ---------------------------------
to the contrary in this Indenture (or in any related document):

          (a) In the event that the obligations represented by the Securities are assumed in full by another corporation, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Corporation, and payment or provision for payment shall have been made in respect of all matured installments of interest upon the Securities together with all matured installments of principal on such Securities which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Corporation shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on the Securities to be immediately due and payable shall be deemed to have been rescinded.

          (b) The Securities are unsecured by the assets of the Corporation, or any of its affiliates.

          (c) The Securities are subordinated and junior in right of payment to all Indebtedness of the Corporation, whether secured or unsecured, other than Indebtedness Ranking Junior to the Securities and Indebtedness Ranking on a Parity with the Securities.

          (d) The Securities are ineligible as collateral for a loan by the Corporation.


                                  ARTICLE III

                                   COVENANTS

      Section 3.01 Payment of Securities.  The Corporation shall punctually pay
                   ---------------------
the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Trustee or all Paying Agents hold on that date money designated for and sufficient to pay all principal and interest then due.

      Section 3.02 Dividends, Etc.   So long as any Securities are outstanding,
                   --------------
the Corporation shall not pay or declare, or issue by way of any capital reorganization or reclassification, any dividend or distribution on shares of Common Stock or on any series of capital stock, except (i) Approved Spinoff Distributions (as defined in this paragraph), (ii) dividends or distributions that are payable solely in shares of Common Stock or any series of capital stock, or (iii) any rights or warrants to subscribe for or purchase shares described in clause (ii). "Approved Spinoff Distribution" shall mean a dividend or distribution of shares of stock having a majority of the voting power of a subsidiary of the Corporation but only if (x) the dividend or distribution of those subsidiary shares is approved by a vote of at least 75% of the members of the Corporation's board of directors and (y) the Corporation receives a fairness opinion from a nationally recognized investment banking firm to the effect that the adjustment of the conversion ratio of the Securities as a result of such dividend is fair to the Holders of the Securities from a financial point of view.

      Section 3.03 Reports by Corporation.
                   ----------------------

          (a) The Corporation shall file with the Trustee within 5 days after it files them with the Commission copies of the annual and quarterly reports and of the information, documents and other reports which the Corporation files, or which are filed in respect of the Corporation, with the Commission pursuant to Section 13 of the Exchange Act and the regulations of the Commission thereunder, or any other rules and regulations of the Commission under the Exchange Act as may from time to time be in effect. If the Corporation is not subject to the requirements of Section 13 of the Exchange Act, the Corporation shall file with the Trustee, within 15 days after it would have otherwise been required to file pursuant to the Exchange Act, financial statements including any notes thereto, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Corporation would have been required to include in the annual and quarterly reports, information documents or other reports (under rules currently in effect on the date hereof) which the Corporation would have been required to file pursuant to Section 13 of the Exchange Act.

          (b) While any of the Securities are outstanding, the Corporation shall mail to each Holder copies of the annual and quarterly reports of the Corporation that it is required to file with the Trustee pursuant to
     Section 3.03(a) (or summaries thereof) within 30 days after such filing is required to be made.

      Section 3.04 Money for Security Payments to Be Held in Trust.  If the
                   -----------------------------------------------
Corporation shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust in a trust or special deposit account for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such Person or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Corporation shall have one or more Paying Agents, it will, on or prior to each date for the payment of the principal of or interest on the Securities, deposit with the Paying Agents sums sufficient to pay the principal or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such payments pursuant to the agreement referred to in Section 2.04; and, unless such Paying Agent is the Trustee, the Corporation will promptly notify the Trustee of its action or failure so to act.

     For the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, the Corporation may at any time pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee, the Corporation or such Paying Agent, as the case may be, shall be released from all further liability with respect to such money.

      Section 3.05 Compliance Certificate.  The Corporation shall deliver to the
                   ----------------------
Trustee, within 120 days after the end of each fiscal year of the Corporation, an Officers' Certificate stating that a review of the activities of the Corporation and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Corporation has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such Certificate, that to the best of his knowledge the Corporation has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and specifying what action the Corporation is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest on the Securities are prohibited.

     The Corporation will, so long as any of the Securities are outstanding, deliver to the Trustee at its Corporate Trust Office, forthwith upon becoming aware of any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate describing such Default, Event of Default or default and specifying what action the Corporation is taking or proposes to take with respect thereto. Any such Certificate delivered under this Section 3.05 shall comply with Section 314 of the TIA.

      Section 3.06 Authorization of Common Stock.  The Corporation shall at all
                   -----------------------------
times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding Securities.

      Section 3.07 Certain Restrictions.  So long as any Securities are
                   --------------------
outstanding, the Corporation shall not:

          (a) redeem or purchase or otherwise acquire for consideration any shares of its capital stock or Securities Ranking Junior to or on a Parity with the Securities; and

          (b) permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock or Securities Ranking Junior to or on a Parity with the Securities of the Corporation unless the Corporation could purchase such shares or Securities at such time and in such manner.

          (c) without the affirmative vote or consent of Holders of at least two-thirds in principal amount of the Securities, issue any securities representing Indebtedness ranking on parity with the Securities or issue any Securities other than in payment of interest on Securities.



                                  ARTICLE IV

                                  SUCCESSORS

      Section 4.01 When Corporation May Merge, etc.  Subject to Section 2.17,
                   -------------------------------
the Corporation shall not consolidate or merge with or into, or transfer, sell, lease or convey all or substantially all of its Property to, any Person unless:

             (i) the corporation formed by or surviving any such consolidation or merger, or the Person to which such transfer, sale, lease or conveyance shall have been made, unconditionally assumes by supplemental indenture all the obligations of the Corporation under the Securities and this Indenture including but not limited to the due and punctual payment of the principal of and interest on all the Securities; and

             (ii) immediately after the transaction no Default or Event of Default exists.

     The Corporation shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

     The surviving corporation shall be the successor Corporation, but the predecessor Corporation in the case of a transfer, sale, lease or conveyance shall not be released from the obligation to pay the principal of and interest on the Securities.

     The parties hereto recognize that the remedies otherwise provided in this Indenture may not provide an adequate remedy in the case of noncompliance by the Corporation under this Section. The parties hereto therefore agree that, in any such case of noncompliance, the Trustee shall be entitled to seek an injunction or specific performance of the Corporation's obligations under this Section, or any other equitable remedies, in addition to other remedies provided in this Indenture.

      Section 4.01 Successor Substituted.  Upon any consolidation or merger, or
                   ---------------------
any transfer, sale, lease or conveyance of all or substantially all of the assets of the Corporation in accordance with Section 4.01, the successor Person formed by such consolidation or into which the Corporation is merged or to which such transfer, sale, lease or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor had been named as the Corporation herein.


                                   ARTICLE V

                             DEFAULTS AND REMEDIES

      Section 5.01 Events of Default.   An "Event of Default" occurs if:
                   -----------------

          (1) the Corporation defaults in the payment of the principal on any Security when the same becomes due and payable at maturity or upon redemption, acceleration or otherwise;

          (2) the Corporation defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days.

          (3) the Corporation fails to comply with any of its other agreements or covenants in or provisions of the Securities or this Indenture, and such default continues for a period of 30 days after the Trustee notifies the Corporation, or the Holders of at least 25% in principal amount of the then-outstanding Securities notify the Corporation and the Trustee, of such Default;

      Section 5.02 Acceleration; Limitations on Acceleration.  Subject to
                   -----------------------------------------
Section 2.16, if an Event of Default occurs and is continuing, the Trustee by notice to the Corporation, or the Holders of at least 25% in principal amount of the then-outstanding Securities by notice to the Corporation and the Trustee, may declare the principal and any accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately without any presentment, demand, protest or notice to the Corporation, all of which the Corporation expressly waives.

     The Holders of a majority in principal amount of the then-outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if:

          (1)  the rescission would not conflict with any judgment or decree;

          (2) all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration; and

          (3) all payments then due the Trustee and any predecessor Trustee under Section 6.07 have been made.

      Section 5.03 Other Remedies.  Subject to Section 2.16, if an Event of
                   --------------
Default occurs and is continuing, the Trustee may pursue any available remedy by an action at law, suit in equity or other appropriate proceeding to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon a Default or Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in such Default or Event of Default. All remedies are cumulative to the extent permitted by law.

      Section 5.04 Waiver of Default.  The Holders of at least a majority in
                   -----------------
principal amount of the then-outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security. No such waiver shall extend to any subsequent or other Default or Event of Default.

      Section 5.05 Control by Majority.  The Holders of a majority in principal
                   -------------------
amount of the then-outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law, regulation or this Indenture, is unduly prejudicial to the rights of other Securityholders or would subject the Trustee to personal liability.

      Section 5.06 Limitation on Suits.  A Securityholder may pursue a remedy
                   -------------------
with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee notice of a continuing Event of Default;

          (2) the Holders of at least 25% in principal amount of the then-outstanding Securities make a request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer(s) to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after the receipt of the notice, the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the then-outstanding Securities do not give the Trustee a direction inconsistent with the request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

      Section 5.07 Rights of Holders to Receive Payment.  Subject only to
                   ------------------------------------
Article IX, Section 2.16 and the provisions of Section 5.02 regarding rescission of acceleration, notwithstanding any other provision of this Indenture, the right of any holder of a Security to receive payment of principal of and interest on the Security on or after the due date expressed in the Security, or to bring suit for the enforcement of any such payment on or after such date, shall not be impaired or affected without the consent of the Holder.

      Section 5.08 Collection Suit by Trustee.  If an Event of Default specified
                   --------------------------
in clause (1) of Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation for the whole amount of principal and interest remaining unpaid on the Securities and any compensation due the Trustee under Section 6.07.

      Section 5.09 Trustee May File Proofs of Claim.  The Trustee may file such
                   --------------------------------
proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Corporation, its creditors or its Property.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

      Section 5.10 Priorities.  If the Trustee collects any money pursuant to
                   ----------
this Article V, it shall pay out the money in the following order:

          First:  to the Trustee for amounts due under Section 6.07;

          Second:  to holders of Senior Debt to the extent required by Article
     IX;

          Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          Fourth: to the Corporation, its successors or assigns, or to whomever may be legally entitled to receive the remainder, or as a court of competent jurisdiction may determine.

     The Trustee may fix a record date and a payment date for any payment to the Securityholders pursuant to this Article.

      Section 5.11 Undertaking for Costs.  In any suit for the enforcement of
                   ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder for the enforcement of rights set forth in Section 5.07, or a suit by Holders of at least 25% in principal amount of the then-outstanding Securities.


                                  ARTICLE VI

                                    TRUSTEE

      Section 6.01 Duties of Trustee.
                   -----------------

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

             (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

             (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but shall not be required to verify the accuracy of the contents of such certificates or opinions. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action or failure to act, or its own willful misconduct, except that:

             (1) this paragraph does not limit the effect of paragraph (b) of this Section;

             (2) the Trustee shall not be liable for any error of judgement made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives an indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      Section 6.02 Rights of Trustee.
                   -----------------

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

      Section 6.03 Individual Rights of Trustee.  The Trustee in its individual
                   ----------------------------
or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Corporation or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11.

      Section 6.04 Disclaimer.  The Trustee makes no representation as to the
                   ----------
validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Corporation's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

      Section 6.05 Notice of Defaults.  If a Default or Event of Default has
                   ------------------
occurred and is continuing of which a Trust Officer of the Trustee has actual knowledge, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 90 days after it becomes known to the Trustee. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security, the Trustee may withhold notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

      Section 6.06 Reports by Trustee to Holders.
                   -----------------------------

          (a) Within 60 days after each April 15, the Trustee shall mail to each Securityholder and the Corporation a brief report dated as of such April 15 that complies with TIA Section 313(a). The Trustee shall also comply with TIA Section 313(b)(2).

          (b) In lieu of the foregoing reports, so long as this Indenture is not qualified under the TIA, the Trustee may transmit by mail to the Corporation a statement as to its qualifications and eligibility hereunder, and shall transmit by mail a copy of such statement to such Holders who have previously furnished a written request therefor to the Trustee.

      Section 6.07 Compensation and Indemnity.  The Corporation shall pay to the
                   --------------------------
Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Corporation shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

     The Corporation shall indemnify the Trustee against any loss or liability incurred by it in connection with its services hereunder except as set forth in the next paragraph. The Trustee shall notify the Corporation promptly of any claim for which it may seek indemnity.

The Corporation shall settle or defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, at the expense of the Corporation.

     The Corporation need not reimburse any expense or indemnity against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Corporation's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular securities.

      Section 6.08 Replacement of Trustee.  A resignation or removal of the
                   ----------------------
Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign by so notifying the Corporation. The Holders of a majority in principal amount of the then-outstanding Securities may remove the Trustee by so notifying the Trustee and the Corporation. The Corporation may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 6.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy or similar law for the benefit of creditors;

          (3) a custodian or public officer takes charge of the Trustee or its Property; or

          (4)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Corporation shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then-outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Corporation.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of at least 10% in principal amount of the then-outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Thereupon the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all Property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 6.07.

      Section 6.09 Successor Trustee by Merger.  If the Trustee consolidates,
                   ---------------------------
merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

      Section 6.10 Eligibility; Disqualification.  This Indenture shall always
                   -----------------------------
have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $10 million as set forth in its most recent published annual report of condition. The Trustee is subject to TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).

      Section 6.11 Preferential Collection of Claims Against Corporation.  The
                   -----------------------------------------------------
Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall comply with TIA Section 311(a) to the extent indicated therein.


                                  ARTICLE VII

                          SATISFACTION AND DISCHARGE

      Section 7.01 Satisfaction and Discharge of Indenture.  This Indenture
                   ---------------------------------------
shall cease to be of further effect (except as to (i) any rights of substitution, registration of transfer and exchange of Securities herein expressly provided for, (ii) rights hereunder of Holders to receive payments of principal of, or interest on, the Securities and (iii) the rights, obligations and immunities of the Trustee hereunder, including without limitation, its rights under Section 6.07), and the Trustee, on the demand and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

          (1)  either

             (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Article II, and (ii) Securities for the payment of which money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in Section 7.03) have been delivered to the Trustee for cancellation; or

             (B) the principal of all such Securities not theretofore delivered to the Trustee for cancellation has become due and payable and the Corporation has deposited or caused to be deposited in trust with the Trustee, solely for the benefit of the Holders, funds in an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation;

          (2) the Corporation has irrevocably paid or caused to be irrevocably paid all other sums payable hereunder by the Corporation; and

          (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein to be complied with by the Corporation relating to the satisfaction and discharge of this Indenture have been complied with.

      Section 7.02 Application of Trust Money.  The Trustee shall hold in trust
                   --------------------------
money deposited with it pursuant to Section 7.01. It shall apply the deposited money through the Paying Agents and in accordance with the Indenture to the payment of principal and Interest, on the Securities. Money so held in trust shall not be subject to Article IX.

      Section 7.03 Repayment to Corporation.   Any money deposited with the
                   ------------------------
Trustee or any Paying Agent, or then held by the Corporation in trust for the payment of principal or interest that remains unclaimed for two years after such principal or interest has become due and payable shall be paid to the Corporation upon request, or, if then held by the Corporation, shall be released from such trust; provided, however, that the Trustee or such Paying Agent, may,
                 --------  -------
at the expense of the Corporation, cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Corporation. After such money has been paid to the Corporation or released from trust, Securityholders entitled to the money must look to the Corporation for payment as general creditors unless an applicable abandoned property law designates another person.

                                  ARTICLE VII

                                   AMENDMENTS

      Section 8.0  Without Consent of Holders.  The Corporation and the Trustee
                   --------------------------
may amend this Indenture or the Securities without the consent of any
Securityholder:

          (1)  to cure any ambiguity, defect or inconsistency;

          (2)  to comply with Section 4.01;

          (3) to provide for definitive Securities in exchange for global Securities;

          (4) to make any change that does not adversely affect the legal rights hereunder of any Securityholder; or

          (5) to take any action necessary to qualify this Indenture under the TIA.

     Section 8.02  With Consent of Holders.  The Corporation and the Trustee may
                   -----------------------
amend this Indenture or the Securities with the written consent of the holders of at least a majority in principal amount of the then-outstanding Securities. However, without the consent of each Securityholder affected, an amendment under this Section may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the rate of or change the time for or in any way affect the terms of payment of interest on any Security;

          (3) reduce the principal of or change the fixed maturity of any Security, or change the date on which any Security may be subject to conversion or redemption, or reduce the Redemption Price therefor;

          (4) make any Security payable in money other than that stated in the Security;

          (5) make any change in Section 5.04 or 5.07 or the second sentence of this Section 8.02;

          (6) make any change in Article IX that adversely affects the rights of any Securityholder; or

          (7) make any change in Section 2.06 hereof that adversely effects the right to convert the Securities into shares of Common Stock.

     After an amendment under this Section becomes effective, the Corporation shall mail to Securityholders a notice briefly describing the amendment.

     Section 8.03  Reserved.
                   --------

     Section 8.04  Revocation and Effect of Consents.  Until an amendment or
                   ---------------------------------
waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same date as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

     Section 8.05  Notation on or Exchange of Securities.  If an amendment,
                   -------------------------------------
supplement or waiver changes the terms of the Securities, the Trustee may require the Holders of such Securities to deliver them to the Trustee. The Trustee may place an appropriate notation on such Securities about the changed terms and return them to such Holders. Alternatively, the Corporation in exchange for all securities may issue and the Trustee shall authenticate new Securities that reflect the changed terms.

     Section 8.06  Trustee Protected.  The Trustee shall sign any amendment,
                   -----------------
supplement or waiver if requested by the Corporation, so long as the same complies with the requirements of this Indenture and in doing so shall be entitled to receive, and shall be fully protected in relying upon an opinion of counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article is authorized or permitted by this Indenture, is not inconsistent herewith and is valid and binding on the Corporation in accordance with its terms. However, the Trustee need not sign any amendment, supplement or waiver that adversely affects its rights, duties, liabilities or immunities. The Corporation may not sign an amendment or supplement until its Board of Directors approves it (a certified copy of the resolutions in which such approval is given shall be delivered to the Trustee prior to its signing any amendment, supplement or waiver).

     Section 8.07  Rights of Holders to Receive Payment.  Subject only to
                   ------------------------------------
Article IX, Section 2.16 and the provisions of Section 8.02 regarding rescission of acceleration, notwithstanding any other provision of this Indenture, the right of any holder of a Security to receive payment of principal of and interest on the Security on or after the due date expressed in the Security, or to bring suit for the enforcement of any such payment on or after such date shall not be impaired or affected without the consent of the Holder.

                                   ARTICLE IX

                                 SUBORDINATION

     Section 9.01  Agreement to Subordinate.  The Corporation, and each
                   ------------------------
Securityholder by accepting a Security, agrees that the Indebtedness evidenced by the Security is subordinated and junior in right of payment to the prior payment in full of all Senior Debt to the extent and in the manner provided in this Article.

     Each Holder, by his acceptance of a Security, acknowledges that the provisions of this Article are for the benefit of all holders of Senior Debt who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt.

     Section 9.02  Subordination.
                   -------------

          (a) The Indebtedness evidenced by the Securities shall be subordinate and junior in right of payment to all Senior Debt to the extent and in the manner set forth in this Section. In the event of any insolvency, receivership, conservatorship, reorganization, dissolution, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation relating to or winding up of the Corporation as a whole, whether voluntary or involuntary (each, a "Specified Event" and
                                                ---------------
     collectively, the "Specified Events"), the holders of Senior Debt shall be
                        ----------------
     entitled to payment in full of all principal of, premium, if any, and interest on Senior Debt before the Holders are entitled to any payment on account of the principal of, premium, if any, or interest on the Securities. Subject to Section 2.17, in the event of any Specified Event, after payment in full of all sums owing on the Senior Debt, the Holders, together with the holders of any Indebtedness of the Corporation Ranking on a Parity with the Securities, shall be entitled to be paid from the remaining assets of the Corporation. In addition, during the continuance of any Specified Event, all principal of, premium, if any, and interest on the Securities which shall have become due and payable shall be due and payable in full to the Securityholders entitled thereto before any payment or other distribution shall be made on account of any Indebtedness or other obligation of the Corporation Ranking Junior to the Securities.

          (b) If any event of default occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Securities), as such event of default is defined in any Primary Indebtedness or in the instrument under which such Primary Indebtedness is outstanding, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative thereof gives written notice of such event of default (which notice makes specific reference to this subparagraph) to the Corporation and the Trustee (a "Default Notice"), then, unless and until such event of default has been cured or waived or has ceased to exist, then, during the 180 days after the delivery of such Default Notice (the "Blockage Period") (i) no payment of or with respect to the principal of, premium, if any, or interest on the Securities (including any payment or distribution that may be payable or deliverable to holders of Securities by reason of the payment of any other debt of the Corporation subordinated to the payment of the Securities), but not including any payment of interest on the Securities paid in the form of additional Securities, shall be made directly or indirectly by or on behalf of the Corporation and (ii) no direct or indirect payment shall be made by or on behalf of the Corporation with respect to any repurchase, redemption or other retirement of any of the Securities for cash or property or otherwise. For all purposes of this
     Section 9.02(b), an event of default which existed or was continuing with respect to the Primary Indebtedness, the holders of which initiated the Blockage Period, on the date such Blockage Period commenced may not be or be made the basis for the commencement of any subsequent Blockage Period by the holder or holders of such Primary Indebtedness (or a representative of such holder or holders) unless such event of default is cured or waived or has ceased to exist for a period of not less than 90 consecutive days.

          (c) In the event that, notwithstanding the foregoing, any payment shall be received directly or indirectly by the Trustee or any Holder when such payment is prohibited by Section 9.02(a) or 9.02(b), such payment shall be held in trust for the benefit of, and shall forthwith be paid over or delivered to, the holders of Primary Indebtedness, of their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Primary Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Primary Indebtedness, as the case may be, that such prohibited payment has been made, the holders of the Primary Indebtedness notify the Trustee of the amounts then due and owing on the Primary Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Primary Indebtedness.

     The foregoing subordination provisions shall in no way be affected, modified, waived or revoked by the occurrence of any Event of Default hereunder or any acceleration of the maturity of the Securities in consequence thereof.

     Section 9.03  Notice to Trustee of Specified Events; Reliance on
                   --------------------------------------------------
Certificate of Custodian. The Corporation shall give prompt written notice to
------------------------
the Trustee and the Paying Agent of any Specified Event affecting the Corporation. The Trustee and the Paying Agent shall be entitled to assume that no Specified Event has occurred unless the Corporation has given such notice.

     Upon any distribution of assets of the Corporation or payment by or on behalf of the Corporation referred to in Section 9.02, the Trustee and the Securityholders shall be entitled to rely upon any order or decree of a court or governmental body of competent jurisdiction in which any proceedings relating to a Specified Event are pending, and the Trustee and the

Securityholders shall be entitled to rely upon a certificate of the custodian or agent or other Person making any distribution to the Trustee or to the Securityholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other Indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     Section 9.04  Trustee Entitled to Assume Payments Not Prohibited in Absence
                   -------------------------------------------------------------
of Notice.
---------

          (a) Subject to Section 2.17, nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent the Corporation from making payment of or on account of the principal of, premium, if any, or interest on the Securities, or from depositing with the Trustee moneys for such payments, or prevent the Trustee from making payments from moneys deposited with it hereunder for the payment of or on account of the principal of, premium, if any, or interest on the Securities if such payment or deposit is not contrary to the conditions described in
     Section 9.02 on the date of such payment or deposit.

          (b) The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Corporation at least three business days prior to any payment date. Thereafter, the Trustee shall use its best efforts to prevent any prohibited payment under
     Section 9.02. Prior to the receipt of any such written notice the Trustee shall be entitled to assume conclusively that no such facts exist, and shall be fully protected in making any such payment in any such event.

     Section 9.05  Absolute Obligation to Pay.  Subject to Section 2.17, nothing
                   --------------------------
contained in this Indenture or in the Securities shall:

          (1) impair, as between the Corporation and the Securityholders, the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on the Securities in accordance with their terms;

          (2) affect the relative rights of the Securityholders and creditors of the Corporation other than holders of Senior Debt;

          (3) prevent the Trustee or any Securityholder from exercising all or any of its available remedies upon a Default or an Event of Default.

     Section 9.06  Trustee's Rights as Holder of Senior Debt.  The Trustee in
                   -----------------------------------------
its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights.

     Section 9.07  No Implied Obligations to Holders of Senior Debt.  No implied
                   ------------------------------------------------
covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Securityholders or the Corporation moneys or assets to which any holder of Senior Debt shall be entitled.

     Section 9.08  Enforceability of Subordination.  The rights of any holder of
                   -------------------------------
Senior Debt to enforce the subordination of the Indebtedness evidenced by the Securities shall not be prejudiced or impaired by any act or failure to act by the Corporation or by its failure to comply with the Indenture.

     Section 9.09  Trustee Authorized to Effectuate Subordination.  Each
                   ----------------------------------------------
Securityholder, by accepting a Security, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


                                   ARTICLE X

                                   REDEMPTION

     Section 10.01  Optional Redemption; Notice of Redemption.  The Corporation
                    -----------------------------------------
may redeem all, but not less than all, of the outstanding Securities at any time after the [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] upon payment of the Principal amount plus all accrued and unpaid interest thereon to the date of the redemption, provided that if the redemption date occurs after the Record Date and before the Interest Payment Date to which that Record Date relates, the interest otherwise payable on that Interest Payment Date shall not be paid by the Corporation.

     If the Corporation elects to redeem Securities pursuant to this subparagraph, it shall furnish to the Trustee an Officer's Certificate notifying the Trustee of the Redemption Date at least 50 days but not more than 90 days before such Redemption Date.

     Section 10.02  Notice of Redemption.  At least 30 days but not more than 60
                    --------------------
days before a Redemption Date, the Trustee shall mail a notice of redemption by first-class mail to each Holder stating that the Securities are to be redeemed in the Corporation's name and at its expense.

     The notice shall state:

          (1)  the Redemption Date;

          (2) the Redemption Price and the amount of accrued and unpaid interest to be paid;

          (3)  the name and address of the Paying Agent or Agents; and

          (4) that the Securities must be surrendered to a Paying Agent to collect the Redemption Price.

     Section 10.03  Effect of Notice of Redemption. Once notice of redemption is
                    ------------------------------
mailed, the Securities called for redemption become due and payable on the specified Redemption Date at the Redemption Price plus accrued and unpaid interest to the Redemption Date.

     Section 10.04  Deposit of the Redemption Price.
                    -------------------------------

          (a) On the Redemption Date, the Corporation shall deposit for the pro-rata benefit of the Holders of the Securities the funds necessary for the payment of the Redemption Price with a bank or trust company in the Borough of Manhattan, The City of New York, having a capital and surplus of at least $100,000,000. Holders shall thereafter have the right to receive payment of the Redemption Price for such Securities by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, the Securities to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose. Any monies so deposited by the Corporation with a bank or trust company pursuant to this subparagraph
     (a) and unclaimed at the end of five years from the Redemption Date shall revert to the general funds of the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such Holder and such Holder shall look only to the Corporation for the payment of the Redemption Price. Any interest accrued on funds so deposited pursuant to this paragraph (a) shall be paid from time to time to the Corporation for its own account; and

          (b)  Upon the deposit for funds pursuant to subparagraph (a) of this
     Section in respect of outstanding Securities, the Securities represented thereby shall no longer be deemed outstanding, the rights to receive interest thereon shall cease to accrue from and after the Redemption Date and all rights of the Holders shall cease and terminate, excepting only the right to receive the Redemption Price therefor.

                                   ARTICLE XI

                                 MISCELLANEOUS

     Section 11.01  Trust Indenture Act Controls.  Any provision of this
                    ----------------------------
Indenture which would be required to be contained herein if the Indenture were qualified under the TIA shall be construed and interpreted in accordance with interpretations of the TIA by courts and the Commission.

     Section 11.02  Notices.  Any notice or communication to the Corporation or
                    -------
the Trustee is duly given if in writing and delivered in person or mailed by first-class mail to the following address:

          The Corporation's address is:

          Marvel Enterprises, Inc.
          685 Third Avenue
          New York, New York  10017
          Attention: Chief Executive Officer

          The Trustee's address is:

          [                          ]
          [                          ]
          [                          ]
          Attention: [                           ]
                  Telephone:  [                 ]
                  Telecopy:   [                 ]

     With respect to notices between the Trustee and the Corporation only, notices may also be given by facsimile transmission with receipt confirmed by telephone and followed by an original sent by guaranteed overnight courier.

     The Corporation or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Securityholder shall be in writing and mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or a communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

     If a notice or communication is delivered or mailed, as the case may be, in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Corporation mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

     Section 11.03  Communication by Holders with Other Holders. Securityholders
                    -------------------------------------------
may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Trustee shall comply with the provisions of TIA Section 312(b). The Corporation, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

     Section 11.04  Certificate and Opinion as to Conditions Present.  Upon any
                    ------------------------------------------------
request or application by the Corporation to the Trustee to take any action under this Indenture, the Corporation shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Section 11.05  Statements Required in Certificate or Opinion.  Each
                    ---------------------------------------------
certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 11.06  Rules by Trustee and Agents. The Trustee may make reasonable
                    ---------------------------
rules for action by or a meeting of Securityholders. The Registrar or Paying Agents may make reasonable rules and set reasonable requirements for their functions.

     Section 11.07  Legal Holidays.  A "Legal Holiday" with respect to any place
                    --------------
is a Saturday, a Sunday or a day on which banking institutions are not required to be open in such place. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     Section 11.08  No Recourse Against Others.  The Securities and the
                    --------------------------
obligations of the Corporation under this Indenture are solely obligations of the Corporation and no officer, director, employee or stockholder shall as such be liable for any failure by the Corporation to pay amounts on the Securities when due or perform any such obligation.

     Section 11.09  Duplicate Originals.  The parties may sign any number of
                    -------------------
copies of this Indenture.  One signed copy is enough to prove this Indenture.

     Section 11.10  Governing Law.  The internal laws of the State of Delaware
                    -------------
shall govern this Indenture and the Securities.

     Section 11.11  No Adverse Interpretation of Other Agreements.  This
                    ---------------------------------------------
Indenture may not be used to interpret another indenture, loan or debt agreement of the Corporation or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     Section 11.12  Successors.  All agreements of the Corporation in this
                    ----------
Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 11.13  Severability.  In case any provision in this Indenture or in
                    ------------
the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.14  Table of Contents, Headings, etc.  The Table of Contents and
                    --------------------------------
headings of the Articles and Sections of this Indenture have been inserted for the convenience of reference only, are not to be considered a part thereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   MARVEL ENTERPRISES, INC.


                                   By:    _____________________________________

                                   Name:  _____________________________________

                                   Title: _____________________________________
Attest:


_______________________________

                                   [                         ]
                                   as Trustee


                                   By:    _____________________________________

                                   Name:  _____________________________________

                                   Title: _____________________________________
Attest:


_______________________________

                                                                       Exhibit B

                         [Form of Face of Security/1/]


THE DEBENTURES EVIDENCED BY THIS CERTIFICATE MAY BE ISSUED AND TRANSFERRED ONLY IN DENOMINATIONS OF $100 AND INTEGRAL MULTIPLES THEREOF (OR SUCH GREATER AMOUNT AS MAY BE REQUIRED BY APPLICABLE STATE OR FEDERAL LAW).

No. __________                                                     $__________
                           [MARVEL ENTERPRISES, INC.]
             8% Convertible Subordinated Voting Debentures due 2011

  Marvel Enterprises, Inc., a Delaware corporation, promises to pay ___________ or registered assigns, the principal sum of ____________ Dollars on __________, 2011, unless earlier redeemed or accelerated after an Event of Default on the terms and in the manner described in the Indenture, as hereinafter defined, and to pay interest thereon at the rate of 8% per annum. Payment of principal and interest shall be made in the method and subject to the terms set forth in provisions appearing on the reverse hereof, which provisions, in their entirety, shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, Marvel Enterprises, Inc. has caused this instrument to be executed in its corporate name by the manual or facsimile signature of its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Dated:  [        ]
                         MARVEL ENTERPRISES, INC.
(SEAL)

                         By: ________________________________________

                         Attest:


                         By: ________________________________________


__________________

/1/    Both the face and reverse of this form of Security are subject to change to reflect any changes made in the Form of Indenture to which this Form of Security is attached. No such change in the Form of Security shall be made which materially adversely affects the rights and interests of holders of 8% Preferred Stock without the consent of the holders so affected, as provided in the Indenture.

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 8% Convertible Subordinated Voting Debentures due 2011 referred to in the within-mentioned Indenture.

Dated:              [________________]
                              as Trustee


                    By: _________________________________
                             Authorized Signatory

                         [Form of Reverse of Security]

                            MARVEL ENTERPRISES, INC.


     1.   The Securities.  This Security is one of a duly authorized Issue of
          --------------
subordinated voting debentures issued by Marvel Enterprises, Inc., a Delaware corporation (the "Corporation"), designated as its 8% Convertible Subordinated Voting Debentures due ____, 2011 and referred to hereinafter as the "Securities".

     2.   Interest.  The Corporation promises to pay interest on the principal
          --------
amount of this Security at the rate per annum shown above. The Corporation will pay interest on the first business day of [March, June, September and December] in each year (each an "Interest Payment Date"), commencing on the first Interest Payment Date following the date of issuance hereof. Interest on the Securities will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date hereof. Interest shall be payable at the option of the Board of Directors of the Corporation (x) in cash, (y) in additional Securities having an aggregate Principal amount equal to the interest payment due, or (z) in any combination of cash and additional Securities valued on such basis. Interest will be computed on the basis of a three hundred sixty five (365) day year (or three hundred sixty six (366) days in a leap year).

     3.   Method of Payment; Form.  The Corporation will pay interest on the
          -----------------------
Securities to the persons who are registered Holders of Securities at the close of business on the last day (whether or not such day is a Business Day) of the month preceding the month in which an Interest Payment Date (a "Record Date") occurs even though Securities are canceled after the Record Date and on or before the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Corporation will pay principal and cash interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Corporation or the Paying Agent may, at its election, pay principal and cash interest by check payable in such money. It may mail an interest check to a Holder's registered address.

     4.   Paying Agents and Registrar.  The Trustee (as defined herein) will act
          ---------------------------
as a Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar without notice to any Securityholder. The Corporation may act in any such capacity.

     5.   Indenture.  The Corporation issued the Securities under an Indenture
          ---------
dated as of [    ] (the "Indenture"), between the Corporation and [     ], as
trustee (the "Trustee"). The Securities were issued pursuant to the exchange of the 8% Cumulative Convertible Exchangeable Preferred Stock of the Corporation (the "8% Preferred Stock") pursuant to the terms thereof. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as amended, and as in effect from time to time (the "Trust Indenture Act"). The Securities are subject to all such terms and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Corporation. The indebtedness evidenced by this Security is unsecured by the assets of the Corporation or any of its affiliates. This Security is not eligible as collateral for any loan by the Corporation.

     6.   Subordination.  The Securities are subordinated to Senior Debt on
          -------------
liquidation of the Corporation, any event of default in respect of Senior Debt (as defined in the Indenture) and certain other events specified in the Indenture.

     7.   Denominations, Transfer, Exchange.  The Securities are in registered
          ---------------------------------
form without coupons in denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption.
Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

     8.   Redemption.  The Corporation may redeem all, but not less than all, of
          ----------
the outstanding Securities at any time after [THE DATE WHICH IS THE THIRD ANNIVERSARY OF THE CLOSING WILL BE INSERTED] upon payment of the Principal amount, plus all accrued and unpaid interest thereon, provided that if the redemption date occurs after an Record Date and before the Interest Payment Date to which that Record Date relates, the interest otherwise payable on that Interest Payment Date shall not be paid by the Corporation.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address.

     The securities are not subject to any sinking fund.

     9.   Persons Deemed Owners.  The registered Holder of a Security may be
          ---------------------
treated as its owner for all purposes.

     10.  Amendments and Waivers.  The Indenture or the Securities may be
          ----------------------
amended with the consent of the Holders of at least a majority in principal amount of the then-outstanding Securities, and may be amended without the consent of any Securityholder, to cure any ambiguity, defect or inconsistency, to provide for assumption of the Corporation's obligations to Securityholder, to make any change that does not adversely affect the rights of any Securityholder or to take any action necessary to qualify the Indenture under the Trust Indenture Act.

     11.  Defaults and Remedies.  An Event of Default is: default for 30 days in
          ---------------------
payment of interest on the Securities; default in payment of principal or premium on the Securities

(including any sinking fund payments) when it becomes due and payable at maturity or upon redemption, acceleration or otherwise; failure by the Corporation for 30 days after notice to it to comply with any of its other agreements or covenants in the Indenture or the Securities or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Corporation and the Trustee of such Default. Subject to paragraph 17 of this Security, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then-outstanding Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations described in the Indenture, Holders of a majority in principal amount of the then-outstanding Securities may direct the Trustee in its exercise of any trust or power.

     12.  Trustee Dealings with Corporation.  The Trustee in its individual or
          ---------------------------------
any other capacity, may make loans to, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not Trustee.

     13.  No Recourse Against Others.  The Securities and the obligations of the
          --------------------------
Corporation under the Indenture are solely obligations of the Corporation and no officer, director, employee or stockholder of the Corporation shall as such be liable for any failure of the Corporation to pay amounts on the Securities when due or perform any such obligation.

     14.  Unclaimed Money.  If money for the payment of principal of or interest
          ---------------
on any Security remains unclaimed for two years, the Trustee or its Agents will pay the money back to the Corporation at the Corporation's request. After that, Holders entitled to this money must look to the Corporation for payment, unless a law governing abandoned property designates another person.

     15.  Discharge Upon Redemption or Maturity.  Subject to the terms of the
          -------------------------------------
Indenture, the Indenture will be discharged and canceled upon the payment of all the Securities.

     16.  Authentication.  This Security shall not be valid until authenticated
          --------------
by the manual signature of the Trustee or an authenticating agent.

     17.  Conversion.  A holder of a Security may convert it into Common Stock
          ----------
of the corporation at any time before the close of business on [THE DATE WHICH IS THE THIRTEENTH ANNIVERSARY OF THE CLOSING WILL BE INSERTED].

     To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to the Corporation, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or the Corporation, and (4) pay any transfer or similar tax if required.

     18.  Certain Limitations on Securities.  This Security is not secured by
          ---------------------------------
the assets of the Corporation, or any of its Affiliates or Subsidiaries, and is not eligible as collateral for any loan by the Corporation.

     19.  Definitions.  Terms defined in the Indenture and not otherwise defined
          -----------
in this Security are used in this Security with the meanings so defined.

     20.  Abbreviations.  Customary abbreviations may be used in the name of a
          -------------
Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UNIF GIFT MIN ACT (= Uniform Gifts to Minors Act).

     The Corporation will furnish to any Securityholder upon written request and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to: Marvel Enterprises, Inc., 685 Third Avenue, New York, New York 10017, Attention: Chief Executive Officer.

                                ASSIGNMENT FORM

     To assign this Security, fill in the form below: For valuable consideration, the undersigned registered Holder or Holders of this Security assign and transfer this Security to

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably constitute and appoint _________________ agent transfer this Security on the books of the Corporation. The agent may substitute another act for him.


________________________________________________________________________________
Date:              Your signature ______________________________________________


                   (Sign exactly as your name appears
                   on the other side of this Security)

                   Signature Guaranteed


                   By __________________________________________________________

                               CONVERSION NOTICE


               To convert this Security into Common Stock of the Company, check the box:

                                   _______

                                   _______

               If you want the stock certificate made out in another person's name fill in the form below:

               ___________________________________________________
               ___________________________________________________

               (insert other person's social security tax I.D. no.)

               ___________________________________________________
               ___________________________________________________
               ___________________________________________________
               ___________________________________________________
               (Print or type other person's name, address and zip code)


Date:                    Your signature ________________________________________

                         (Sign exactly as your name appears
                         on the other side of this Security)

                         Signature Guaranteed


                         By ____________________________________________________

                                                                         ANNEX C

                           MARVEL ENTERPRISES, INC.

                                    BY-LAWS

                           (as restated and amended)

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----

ARTICLE 1.       OFFICES...................................................  1
     Section 1.1.     Registered Office....................................  1
     Section 1.2.     Other Offices........................................  1

ARTICLE 2.       MEETINGS OF STOCKHOLDERS..................................  1
     Section 2.1.     Place of Meetings....................................  1
     Section 2.2.     Annual Meetings......................................  1
     Section 2.3.     Special Meetings.....................................  2
     Section 2.4.     Notice of Meetings...................................  2
     Section 2.5.     Quorum...............................................  2
     Section 2.6.     Notice of Stockholder Business and
                      Nominations..........................................  4
     Section 2.7.     Organization.........................................  6
     Section 2.8.     Voting...............................................  6
     Section 2.9.     No Stockholder Action by Written Consent.............  8
     Section 2.10.    Inspectors...........................................  8
     Section 2.11.    List of Stockholders.................................  8

ARTICLE 3.       BOARD OF DIRECTORS........................................  9
     Section 3.1.     Number of Directors..................................  9
     Section 3.2.     General Powers.......................................  9
     Section 3.4.     Tenure and Qualifications............................ 11
     Section 3.5.     Quorum and Manner of Acting.......................... 11
     Section 3.6.     Action by Communications Equipment................... 11
     Section 3.7.     Offices, Place of Meeting and Records................ 11
     Section 3.8.     Annual Meeting....................................... 12
     Section 3.9.     Regular Meetings..................................... 12
     Section 3.10.    Special Meetings; Notice............................. 12
     Section 3.11.    Organization......................................... 12
     Section 3.12.    Order of Business.................................... 13
     Section 3.13.    Removal of Directors................................. 13
     Section 3.14.    Resignation.......................................... 13
     Section 3.15.    Vacancies............................................ 13
     Section 3.16.    Compensation......................................... 14
     Section 3.17.    Interested Directors................................. 14

ARTICLE 4.       ACTION BY CONSENT......................................... 14
     Section 4.1.     Consent by Directors................................. 14
     Section 4.2.     Consent by Stockholders.............................. 15

ARTICLE 5.       OFFICERS.................................................. 15
     Section 5.1.     Number............................................... 15
     Section 5.2.     Election, Qualifications and
                      Term of Office....................................... 15
     Section 5.3.     Removal.............................................. 15
     Section 5.4.     Resignation.......................................... 15
     Section 5.5.     Vacancies............................................ 16

     Section 5.6.     Chairman of the Board................................ 16
     Section 5.7.     Chief Executive Officer.............................. 16
     Section 5.8.     President............................................ 16
     Section 5.9.     Chief Financial Officer.............................. 16
     Section 5.10.    Treasurer............................................ 17
     Section 5.11.    Secretary............................................ 17
     Section 5.12.    Other Officers....................................... 17
     Section 5.13.    Salaries............................................. 18

ARTICLE 6.  INDEMNIFICATION, ETC........................................... 18
     Section 6.1.     Indemnification and Advances of Expenses............. 18
     Section 6.2.     Employees and Agents................................. 19
     Section 6.3.     Repeal or Modification............................... 19
     Section 6.4.     Other Indemnification................................ 19

ARTICLE 7.  CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.................. 20
     Section 7.1.     Execution of Contracts............................... 20
     Section 7.2.     Loans................................................ 20
     Section 7.3.     Checks, Drafts, etc.................................. 20
     Section 7.4.     Deposits............................................. 21
     Section 7.5.     Proxies in Respect of Securities of
                      Other Corporations................................... 21

ARTICLE 8.  BOOKS AND RECORDS.............................................. 21
     Section 8.1.     Place................................................ 21
     Section 8.2.     Addresses of Stockholders
     Section 8.3.     Record Dates......................................... 22
     Section 8.4.     Audit of Books and Accounts.......................... 22

ARTICLE 9.  SHARES AND THEIR TRANSFER...................................... 22
     Section 9.1.     Certificates of Stock................................ 22
     Section 9.2.     Record............................................... 23
     Section 9.3.     Transfer of Stock.................................... 23
     Section 9.4.     Transfer Agent and Registrar; Regulations............ 23
     Section 9.5.     Lost, Destroyed or Mutilated Certificates............ 23

ARTICLE 10. SEAL........................................................... 24

ARTICLE 11. FISCAL YEAR.................................................... 24

ARTICLE 12. NOTICE......................................................... 24
     Section 12.1.    Delivery of Notices.................................. 24
     Section 12.2.    Waivers of Notice.................................... 25

ARTICLE 13. AMENDMENTS..................................................... 25
     Section 13.1.    By-Laws.............................................. 25

ARTICLE 14. DIVIDENDS...................................................... 25

                           MARVEL ENTERPRISES, INC.
                                    By-Laws
                           (as restated and amended)

                                  ARTICLE 1.

                                    OFFICES
                                    -------

          Section 1.1      Registered Office.  The registered office and
                           -----------------
registered agent of the Corporation in the State of Delaware shall be as set forth in the Corporation's Certificate of Incorporation.

          Section 1.2      Other Offices.  The Corporation may also have an
                           -------------
office at such other place or places either within or without the State of Delaware from time to time as the Board of Directors may determine or the business of the Corporation may require.


                                  ARTICLE 2.

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

          Section 2.1      Place of Meetings.  All meetings of the stockholders
                           -----------------
of the Corporation shall be held at such place either within or without the State of Delaware as may be designated from time to time by the Board of Directors.

          Section 2.2      Annual Meetings.
                           ---------------

          (a) The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place either within or without the State of Delaware, as may be designated by the Board of Directors from time to time.

          (b) In respect of the annual meeting for any particular year the Board of Directors may, by resolution fix a different day, time or place (either within or without the State of Delaware) for the annual meeting.

          (c) If the election of directors shall not be held on the day fixed by the Board for any annual meeting, or on the day of any adjourned session thereof, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be. At such special meeting, the stockholders may elect the directors and transact such other business properly before the meeting with the same force and effect as at an annual meeting duly called and held.

          Section 2.3      Special Meetings.  A special meeting of the
                           ----------------
stockholders for any purpose or purposes may be called at any time or from time to time by the Chief Executive Officer or Chairman of the Board, and shall be called at any time or from time to time at the request in writing of a majority of the total number of directors in office. A special meeting shall also be called by the Chief Executive Officer or the Secretary upon the written request of not less than 15% in interest of the Stockholders entitled to vote thereat. At any special meeting, no business shall be transacted and no corporate action shall be taken other than as stated in the notice of the meeting.

          Section 2.4      Notice of Meetings.
                           ------------------

          (a) Except as otherwise required by law or the Certificate of Incorporation, written notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than ten days nor more than sixty days before the date of such meeting. Every such notice shall state the date, time and place of the meeting and, in case of a special meeting, shall state briefly the purposes thereof.

          (b) Attendance of a stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Notice of any adjourned meeting of the stockholders shall not be required to be given except by announcement at the meeting so adjourned or when expressly required by law.


          Section 2.5      Quorum.
                           ------

          (a) At each meeting of the stockholders, except where otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of record of a majority in voting power of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall be required to constitute a quorum for the transaction of business. Where a separate vote by class or classes or one or more series of a class or classes of stock is required by law or the Certificate of Incorporation for any matter, the holders of a majority in voting power of the issued and outstanding shares of each such class or classes or one or more series of a class or classes entitled to vote, present in person or represented by proxy, shall be required to constitute a quorum with respect to a vote on that matter, except that where the unanimous affirmative vote or written consent of all of the holders of the outstanding shares of a class or classes of stock is required by the Certificate of Incorporation with respect to any matter, all of the holders of the outstanding shares of such class or classes entitled to vote, present in person or by proxy, shall be required to constitute a quorum with respect to a vote on that matter. For purposes of these By-Laws, the term "total voting power" shall mean, (a) in the case of matters which do not require a separate vote by class or classes or one or more series of a class or classes of stock, the aggregate number of votes which all of the shares of stock, excluding the votes of shares of stock having such entitlement only upon the happening of a contingency, would be entitled to cast in the election of directors to the Board of Directors, if all such shares of stock were present at a meeting of the Corporation's stockholders for the purpose of the election of directors, and (b) in the case of matters which do require a separate vote by class or classes or one or more series of a class or classes of stock, the aggregate number of votes which all of the shares of such class or classes or one or more series of a class or classes of stock, excluding the votes of shares of stock having such entitlement only upon the happening of a contingency, would be entitled to cast on any such matter, if all of the shares of such class or classes or one or more series of a class or classes of stock were present and voted at a meeting of the Corporation's stockholders for the purpose of stockholder action on such matter.

          (b) In the absence of a quorum at any annual or special meeting of stockholders, a majority in total voting power of the shares of stock entitled to vote, or in the case of matters requiring a separate vote by any class or classes or one or more series of a class or classes of stock, a majority in total voting power of the shares of each such class or classes or one or more series of a class or classes entitled to vote, present in person or represented by proxy or, in the absence of all such stockholders, any person entitled to preside at or act as secretary of such meeting, shall have the power to adjourn the meeting from time to time, if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 2.6    Notice of Stockholder Business and Nominations.
                         ----------------------------------------------

          (a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

          (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (iii)  Notwithstanding anything in the second sentence of paragraph
(a)(ii) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

          (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be),for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

          (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

          (ii) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

          Section 2.7    Organization.  At each meeting of the stockholders, the
                         ------------
Chairman of the Board or in his absence, the Chief Executive Officer, or in his absence, the President or any other officer designated by the Board, shall act as chairman of and preside over the meeting, and the Secretary or an Assistant Secretary of the Corporation, or any other person whom the chairman of such meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

          Section 2.8    Voting.
                         ------

          (a) Except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, at every meeting of the stockholders or in the case of any written consent of stockholders, and for all other purposes, each holder of record of shares of Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Common Stock standing in such person's name on the stock transfer records of the

Corporation. If no such record date shall have been fixed by the Board, then the record date shall be as fixed by applicable law.

          (b) Persons holding a share or shares of stock in a fiduciary capacity shall be entitled to vote the share or shares so held and to consent in writing with respect to such share or shares. If shares of stock stand of record in the names of two or more persons, or if two or more persons have the same fiduciary relationship respecting the same shares of stock, such persons may designate in writing one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument or order, if any, defining their powers and duties, appointing them, or creating their relationship, and a copy of such instrument or order is furnished to the Secretary of the Corporation along with written notice to the contrary.

          (c) Persons whose stock is pledged shall be entitled to vote the pledged shares, unless in the transfer by the pledgor on the books of the Corporation the pledgor has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon.

          (d) Any stockholder entitled to vote may do so in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. The provisions of this subsection 2.8(d) are not intended to and do not limit the manner in which a stockholder may authorize another person or persons to act for him as proxy.

          (e) At all meetings of the stockholders at which a quorum is present, except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, all matters shall be decided by the affirmative vote of the holders of a majority in voting power of the shares entitled to vote thereon and present in person or represented by proxy at such meeting, voting as a single class. Except as otherwise provided by the Certificate of Incorporation, where a separate vote by class or classes or one or more series of a class or classes of stock is required for any matter, such matters shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of each such class or classes or one or more series of a class or classes entitled to vote thereon and present in person or represented by proxy at such meeting, a quorum being present. Except as otherwise provided by the Certificate of Incorporation or these By-Laws, directors shall be elected by the affirmative vote of a plurality in voting power of the shares present in person or represented by proxy and entitled to vote for the election of directors at a meeting at which a quorum is present.

          Section 2.9    No Stockholder Action by Written Consent.  Subject to
                         ----------------------------------------
the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholder.

          Section 2.10   Inspectors.  The Corporation shall, in advance of any
                         ----------
meeting of the stockholders, appoint one or more inspector to act at the meeting of the stockholders and make a written report thereof. Such inspectors, among other things, shall accept and count the votes for and against the matters presented for a vote, make a written report of the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter subject to a vote other than a vote for or against his election to any position or office on or with the Board or the Corporation or on any other matter subject to a vote in which he may be directly interested. Before entering upon the discharge of any of his duties as such, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

          Section 2.11   List of Stockholders.
                         --------------------

          (a) It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open during ordinary business hours to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.

          (b) Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

          (c) The stock ledger shall be the conclusive evidence as to who are the stockholders entitled to examine the stock ledger, and the list of stockholders required by this Section 2.11, or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                  ARTICLE 3.

                              BOARD OF DIRECTORS
                              ------------------

          Section 3.1    Number of Directors.  The number of Directors which
                         -------------------
shall constitute the entire Board of Directors shall be eleven (11).

          Section 3.2    General Powers.
                         --------------

          (a) Except as otherwise provided in the Certificate of Incorporation, the business, property, policies, and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (b) Compensation and Nominating, Audit, Finance and Other Committees. The Board of Directors may, by resolution adopted by a majority of the Board (i) designate a Compensation and Nominating Committee to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, the power to review and recommend to the Board the compensation and benefit arrangements for the officers of the Corporation, the administering of the stock option plans and executive compensation programs of the Corporation, including bonus and incentive plans applicable to officers and key employees of the Corporation and to recommend to the Board nominees for election as Directors, (ii) designate an Audit Committee to exercise, subject to applicable provisions of laws, the functions regularly administered by committees of such type including, without limitation, (A) to review the professional services and independence of the Corporation's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (B) to ensure that the scope of the annual external audit by the independent auditors of the Corporation is sufficiently comprehensive, (C) to review, in consultation with the independent auditors and the internal auditors, the plan and results of the annual external audit, the adequacy of the Corporation's internal control systems and the results of the Corporation's internal audits, (D) to review with management and the independent auditors, the Corporation's annual financial statements, financial reporting practices and the results of each external audit, and (E) to consider the qualification of the

Corporation's independent auditors, to make recommendations to the Board as to their selection and to review the relationship between such independent auditors and management, (iii) designate a Finance Committee to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, to make recommendations to the Board with respect to the Corporation's credit arrangements, the issuance of equity and long term debt instruments and other financial matters, and(iv) by resolution similarly adopted, designate one or more other committees. The Compensation and Nominating Committee, the Audit Committee, the Finance Committee and each such other committee shall consist of five or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, other than the Compensation and Nominating Committee, Audit Committee and Finance Committee (the powers of which are expressly provided for herein), may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Under no circumstances may the committee members, in their capacities as such, appoint another director to act in the place of such absent or disqualified member. In the event that, and for so long as, there are no duly appointed members, no duly designated alternate members, and no duly appointed replacement members of one (1) or more committees of the Board, the powers and authority that otherwise would be delegated to and exercised by such committee shall be reserved to and exercised by the Board.

     A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.10 of these By-Laws. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

          Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.
Any such committee shall fix its own rules of procedure, subject to the approval of the Board and the provisions of the Certificate of Incorporation and of these ByLaws.

          Section 3.3    Election of Directors.  Except as otherwise provided in
                         ---------------------
the Certificate of Incorporation, the directors shall be elected by the stockholders at the annual meeting of stockholders.

          Section 3.4    Tenure and Qualifications.  A director need not be a
                         -------------------------
stockholder. Each director shall hold office until the annual meeting of the Stockholders next following his election and until his successor shall have been elected and qualified, or until his death, or until he shall resign, or until he shall have been removed or disqualified.

          Section 3.5    Quorum and Manner of Acting.
                         ---------------------------

          (a) Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the whole Board shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present shall be required for the taking of any action by the Board. Except as otherwise provided by law, the Certificate of Incorporation, or By-Laws, a majority of the total number of members of any committee of the Board shall be required to constitute a quorum for the transaction of business at any meeting of such committee, and the affirmative vote of a majority of the members of any committee of the Board present at any meeting of such committee at which a quorum is present shall be required for the taking of any action by such committee.

          (b) In the absence of a quorum at any meeting of the Board of Directors or of any committee of the Board, such meeting need not be held; or a majority of the directors or committee members, as the case may be, present thereat or, if no director or committee member be present, the Secretary, may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given except by announcement at the meeting at which the adjournment is taken.

          Section 3.6    Action by Communications Equipment. The directors may
                         ----------------------------------
participate in a meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

          Section 3.7    Offices, Place of Meeting and Records. The Board and
                         -------------------------------------
any committee of the Board may hold meetings and have an office or offices at such place or places within or without the State of Delaware as the Board or such committee, as the case may be, may from time to time determine. The place of meeting shall be as from time to time designated by the Board or such committee, as the case may be, or as specified or fixed in the respective notices or waivers of notice thereof, except where no notice of such meeting is required, and except as otherwise provided by law, by the Certificate of Incorporation or these By-Laws.

          Section 3.8    Annual Meeting.  The Board shall meet for the purpose
                         --------------
of organization, the election of principal officers and the transaction of other business, if a quorum be present, immediately following each annual election of directors by the stockholders; or the time and place of such meeting may be fixed by a majority of the total number of directors in office.

          Section 3.9    Regular Meetings.  Regular meetings of the Board and
                         ----------------
committees of the Board shall be held at such places and at such times as the Board or such committee, as the case may be, shall from time to time determine. Notice of regular meetings need not be given.

          Section 3.10   Special Meetings; Notice.  Special meetings of the
                         ------------------------
Board of Directors shall be held whenever called by the Chief Executive Officer or Chairman of the Board or by a majority of the total number of directors in office. Special meetings of committees of the Board shall be held whenever called by the Chief Executive Officer or Chairman of the Board, a majority of the total number of directors in office or a majority of the members of such committee. Notice of each such meeting shall be mailed to each director or committee member, as the case may be, addressed to him at his usual place of business at least ten days before the day on which the meeting is to be held, or shall be sent to him at such place of business by facsimile transmission or other available means, or delivered personally or by telephone not later than 24 hours before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting and the purpose thereof. Notice of any such meeting need not be given to any director or committee member, as the case may be, however, if waived by him in writing, whether before or after such meeting shall be held, or if he shall be present at such meeting other than for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          Section 3.11   Organization.  At each meeting of the Board of
                         ------------
Directors, the Chairman of the Board or, in his absence, a director chosen by a majority of the directors present shall act as chairman of and preside over the meeting. At each meeting of any committee of the Board, the Chairman of the Board, if he be a member of such committee, or in his absence, the member of such committee designated as chairman of such committee by the Board, or in the absence of such designation or such designated chairman, a member of such committee chosen by a majority of the members of such committee present, shall act as chairman of and preside over the meeting. The Secretary or, in his absence an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

          Section 3.12   Order of Business.  At all meetings of the Board of
                         -----------------
Directors and committees of the Board, business shall be transacted in the order determined by the chairman of such meeting.

          Section 3.13   Removal of Directors.  Except as otherwise provided by
                         --------------------
law, the Certificate of Incorporation or these By-Laws, any director or the entire Board may be removed, either with or without cause, at any time and from time to time, by the affirmative vote or written consent of a majority in voting power of the shares of the capital stock of the Corporation then entitled to vote for the election of directors of the Corporation.

          Section 3.14   Resignation.  Any director of the Corporation may
                         -----------
resign at any time by giving written notice of his resignation to the Board, the Chief Executive Officer, President or Chairman of the Board, or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 3.15   Vacancies.  Except as otherwise provided in the
                         ---------
Certificate of Incorporation, vacancies on the Board, caused by death, resignation, removal, disqualification, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority action of the remaining directors then in office, though less than a quorum, or by election upon the vote of the stockholders of the Corporation at the next annual meeting or any special meeting called for such purpose or upon action of the stockholders of the Corporation taken by written consent, and each director so elected to fill any such vacancy or newly created directorship shall hold office until the next annual election of directors and until his successor shall be duly elected and qualified or until his death or until he shall resign or until he shall have been removed or disqualified.

          Section 3.16   Compensation.  Each director, in consideration of his
                         ------------
serving as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board shall from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

          Section 3.17   Interested Directors.  No contract or transaction
                         --------------------
between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, that is otherwise duly authorized in accordance with the provisions of the Certificate of Incorporation, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.


                                  ARTICLE 4.

                               ACTION BY CONSENT
                               -----------------

          Section 4.1    Consent by Directors.  Unless otherwise provided in the
                         --------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent or consents is filed with the minutes of the proceedings of the Board or such committee.

          Section 4.2    Consent by Stockholders.  Any action required or
                         -----------------------
permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote upon the delivery to the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended, or the provisions of a successor statute ("Section 228"), of a written consent or written consents of the holders of outstanding shares of stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, and any certificate required to be filed with the office of the Secretary of State of the State of Delaware with respect to such matter shall state that written consent has been given in accordance with Section 228 and that such written notice has been given.

                                  ARTICLE 5.

                                   OFFICERS
                                   --------

          Section 5.1    Number.  The principal officers of the Corporation
                         ------
shall be a Chairman of the Board, Chief Executive officer, a President, a Chief Financial Officer, a Treasurer and a Secretary. In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 5.12. Any two or more offices may be held by the same person, except that the office of Secretary shall be held by a person other than the person holding the office of President.

          Section 5.2    Election, Qualifications and Term of Office.  Each
                         -------------------------------------------
officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.12, shall be elected annually by the Board of Directors and shall hold office until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or shall have been removed.

          Section 5.3    Removal.  Any officer may be removed, either with or
                         -------
without cause, by the action of the Board of Directors.

          Section 5.4    Resignation.  Any officer may resign at any time by
                         -----------
giving written notice to the Board of Directors, or the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 5.5    Vacancies.  A vacancy in any office under this Article
                         ---------
Five because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in this Article Five for regular election or appointment to such office.

          Section 5.6    Chairman of the Board.  The directors may elect one of
                         ---------------------
their members to be Chairman of the Board. The Chairman of the Board, as such, shall be subject to the control of and may be removed by the Board. The Chairman of the Board shall be a director and shall preside at all meetings of the Board and stockholders. The Chairman of the Board shall have general executive powers and such specific powers and duties as from time to time may be conferred or assigned by the Board.

          Section 5.7    Chief Executive Officer.  Subject to the direction of
                         -----------------------
the Board or the Chairman of the Board, the Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general charge and supervision of the business of the Corporation and shall exercise chief executive powers and such specific powers and shall perform such duties as from time to time may be conferred upon or assigned to him by the Board, the Chairman of the Board or any committee thereof designated by it to so act. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board and the stockholders.

          Section 5.8    President.  The President shall have general executive
                         ---------
powers and such specific powers and shall perform such duties as from time to time may be conferred upon or assigned to him by the Board, the Chairman of the Board, the Chief Executive Officer, or any committee of the Board designated by it to so act.

          Section 5.9    Chief Financial Officer.  The Chief Financial Officer
                         -----------------------
shall maintain or cause to be maintained adequate records of all assets, liabilities, and transactions of the Corporation and adequate internal accounting controls; shall prepare or cause to be prepared such financial statements or reports on the Corporation's results of operations or financial condition as required by law or directed by the Board; shall insure that adequate audits thereof are currently and regularly made; and shall, in consultation with the Chief Executive Officer or the Chairman of the Board, undertake measures and implement procedures designed to facilitate or further the foregoing. His duties and powers shall, so far as the Chief Executive Officer or the Chairman of the Board may deem practicable, extend to all subsidiary corporations.

          Section 5.10   Treasurer.  The Treasurer shall have charge and custody
                         ---------
of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these By-Laws. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, making proper vouchers for such disbursements, and shall render to the Board or the committee of the Board to which he reports or the stockholders, whenever the Board may require him so to do, a statement of all his transactions as Treasurer and of the financial condition of the Corporation; and, in general, he shall perform all the duties as from time to time may be assigned to him by the Board, or by the Chief Executive Officer or Chairman of the Board. When required by the Board, the Treasurer shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

          Section 5.11   Secretary.  The Secretary shall record or cause to be
                         ---------
recorded in books provided for the purpose the minutes of the meetings of the stockholders, the Board, and all committees of which a secretary shall not have been appointed; shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation and these By-Laws and as required by law; shall be custodian of all corporate records (other than financial records) and of the seal of the Corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized, in accordance with, and required by, the provisions of these By-Laws; shall keep, or cause to be kept, the list of stockholders as required by Section 2.11 of Article Two of these By-Laws, which shall include the post-office addresses of the stockholders and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board, by any committee of the Board designated by it to so act, or by the Chief Executive Officer or Chairman of the Board. The Secretary shall be appointed by the Chief Executive Officer or by the Board of Directors.

          Section 5.12   Other Officers.  The Corporation may have such other
                         --------------
officers, agents, and employees as the Board may designate, including without limitation, one or more Senior or Executive Vice Presidents, one or more Vice Presidents, a Chief

Operating Officer, a Senior Legal Officer, a Controller, one or more Assistant Controllers, one or more Assistant Treasurers, and one or more Assistant Secretaries, each of whom shall hold such office, for such period, have such authority, and perform such duties as the Board, any committee of the Board designated by it to so act, or the Chief Executive Officer or Chairman of the Board may from time to time determine. The Board may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.

          Section 5.13   Salaries.  The salaries of the principal officers of
                         --------
the Corporation shall be fixed from time to time by the Board or a duly designated and constituted committee thereof duly empowered and authorized so to act, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is a director of the Corporation.

                                  ARTICLE 6.

                             INDEMNIFICATION, ETC.
                             --------------------

          Section 6.1    Indemnification and Advances of Expenses.  To the
                         ------------------------------- --------
fullest extent permitted by the General Corporation Law of the State of Delaware ("GCL"), as the same now exists or may hereafter be amended, and, to the extent required by the GCL, only as authorized in the specific case upon the making of a determination that indemnification of the person is proper in the circumstances because he has met the applicable standard of conduct prescribed in Sections 145(a) and (b) of the GCL, the Corporation shall indemnify and hold harmless any person who was or is a director, officer or incorporator of the Corporation from and against any and all expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement that may be imposed upon or incurred by him in connection with, or as a result of, any threatened, pending, or completed proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation), in which he is or may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer or incorporator of the Corporation or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), whether or not he continues to be such at the time such expenses and judgments, fines and amounts paid in settlement shall have been imposed or incurred. The Corporation shall be required to indemnify such a person who is or was a director, officer, or incorporator in connection with a proceeding (or part thereof) initiated by such person, however, only if the initiation of such proceeding (or part thereof) by such person was authorized by the Board. Such right of indemnification shall inure whether or not such expenses and judgments, fines and amounts paid in settlement are imposed or incurred based on matters which antedate the adoption of this Article Six. Such right of indemnification shall continue as to a person who has ceased to be a director, officer or incorporator of the Corporation, and shall inure to the benefit of the heirs and personal representatives of such a person.

          Expenses incurred by a person who is or was a director, officer, or incorporator of the Corporation in defending or investigating a threatened or pending action, suit or proceeding in which such person is or may become involved, as a party or otherwise, by reason of the fact that he is or was a director, officer, or incorporator of the Corporation or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be paid by the Corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation under this Article Six or otherwise.

          The rights to indemnification and advancement of expenses provided by this Article Six shall not be deemed exclusive of any other rights which are or may be provided now or in the future under any provision currently in effect or hereafter adopted of these By-Laws, by any agreement, by vote of stockholders, by resolution of directors, by provision of law or otherwise.

          Section 6.2    Employees and Agents.  The Corporation may, to the
                         --------------------
extent authorized from time to time by the Board of Directors, provide to employees and agents of the Corporation who are not directors, officers or incorporators rights to indemnification and advancement of expenses similar to those conferred in this Article Six on directors, officers and incorporators of the Corporation.

          Section 6.3    Repeal or Modification.  Any repeal or modification of
                         ----------------------
this Article Six shall not adversely affect any rights to indemnification and advancement of expenses of a director, officer or incorporator of the Corporation existing pursuant to this Article Six with respect to any acts or omissions occurring prior to such repeal or modification.

          Section 6.4    Other Indemnification.  The Corporation's obligation,
                         ---------------------
if any, to indemnify any person who is or was serving at its request as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be reduced by any amount such person actually receives as indemnification from such other corporation, partnership, joint venture, trust or other enterprise.

                                  ARTICLE 7.

                CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                ---------------------------------------------

          Section 7.1    Execution of Contracts.  Unless the Board shall
                         ----------------------
otherwise determine, the Chief Executive Officer, President or Chairman of the Board, any Vice President, the Treasurer or the Secretary may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation. The Board, or any committee designated by it to so act, except as otherwise provided in these By-Laws, may authorize any other or additional officer or officers or agent or agents of the Corporation to so act, and such authority may be general or confined to specific instances. Unless duly authorized so to do by the Certificate of Incorporation or by these By-Laws or by the Board or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

          Section 7.2    Loans.  No loan shall be contracted on behalf of the
                         -----
Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless duly authorized by the Board or any committee designated by it to so act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

          Section 7.3    Checks, Drafts, etc.  All checks, drafts, bills of
                         --------------------
exchange or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board or any committee designated by it to so act.

          Section 7.4    Deposits.  All funds of the Corporation not otherwise
                         --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board or any committee designated by it to so act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board or any committee designated by it to so act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board or any committee designated to so act.

          Section 7.5    Proxies in Respect of Securities of Other Corporations.
                         ------------------------------------------------------
Unless otherwise provided by resolution adopted by the Board or any committee designated by it to so act, the Chairman of the Board, Chief Executive Officer or President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by or respecting such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                  ARTICLE 8.

                               BOOKS AND RECORDS
                               -----------------

          Section 8.1    Place.  The books and records of the Corporation may be
                         -----
kept at such places within or without the state of Delaware as the Board may from time to time determine.

          Section 8.2    Addresses of Stockholders.  Each stockholder shall
                         -------------------------
furnish to the Secretary of the Corporation or to a transfer agent of the Corporation an address at which notices of meetings and all other corporate notices and communications may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices and communications may be served upon him by mail, postage prepaid, to him at his post office address last known to the Secretary or to a transfer agent of the Corporation or by transmitting a notice thereof to him at such address by facsimile transmission or other available method.

          Section 8.3    Record Dates.  Except as otherwise provided by law or
                         ------------
these By-Laws, in order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, or more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          Section 8.4    Audit of Books and Accounts.  The books and accounts of
                         ---------------------------
the Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board.

                                  ARTICLE 9.

                           SHARES AND THEIR TRANSFER
                           -------------------------

          Section 9.1    Certificates of Stock.  Every holder of record of
                         ---------------------
shares of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board may prescribe. Every such certificate shall be signed by the Chairman of the Board, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; any and all signatures may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used had not ceased to be such officer or officers of the Corporation.

          Section 9.2    Record.  A record shall be kept of the name of the
                         ------
person, firm or corporation owning the shares of stock represented by each certificate for shares of stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in case of cancellation, the date of cancellation. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Certificate of Incorporation or law. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board.

          Section 9.3    Transfer of Stock.  Except as otherwise provided by law
                         -----------------
or the Certificate of Incorporation, transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by proper instruments of transfer; provided, however, that such transfer is
                                   --------  -------
subject to the transfer restrictions contained in the Certificate of Incorporation.

          Section 9.4    Transfer Agent and Registrar; Regulations.  The
                         -----------------------------------------
Corporation shall, if and whenever the Board shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board, where the shares of the capital stock of the Corporation shall be directly transferable, and also if and whenever the Board shall so determine, maintain one or more registry offices, each in charge of a registrar designated by the Board, where such shares of stock shall be registered. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Certificate of Incorporation or these By-Laws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

          Section 9.5    Lost, Destroyed or Mutilated Certificates.  The Board
                         ---------------------------- ------------
may direct a new certificate representing shares of stock to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or give the Corporation a bond in such sum as the Board may direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                  ARTICLE 10.

                                     SEAL
                                     ----

          The Board shall adopt and approve a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words and figures "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE 11.

                                  FISCAL YEAR
                                  -----------

          The fiscal year of the Corporation shall commence on the first day of January, except as otherwise provided from time to time by resolution of the Board of Directors.

                                  ARTICLE 12.

                                    NOTICE
                                    ------

          Section 12.1   Delivery of Notices.  Except as otherwise provided in
                         -------------------
these By-Laws, whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee of the Board or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable or other permissible means.

          Section 12.2   Waivers of Notice.  Whenever any notice is required by
                         -----------------
law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee of the Board or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE 13.

                                  AMENDMENTS
                                  ----------

          Section 13.1   By-Laws.  The Board may adopt, amend or repeal the By-
                         -------
Laws by the affirmative vote of a majority of the Board provided, however, that
Section 2.3 may not be amended or repealed without the affirmative vote of 85% of the outstanding shares entitled to vote for the election of directors. No such amendment may be made unless the By-Laws, as amended, are consistent with the provisions of the General Corporation Law of the State of Delaware and of the Certificate of Incorporation.

                                  ARTICLE 14.

                                   DIVIDENDS
                                   ---------

          Dividends upon shares of the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board, only in accordance with these By-Laws and the Certificate of Incorporation, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board may modify or abolish any such reserve.

                                                                         ANNEX D

                      IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF DELAWARE

                                             )
IN RE:                                       )
                                             )
MARVEL ENTERTAINMENT GROUP, INC.; THE        )
ASHER CANDY COMPANY; FLEER CORP.;            )
FRANK H. FLEER CORP.; HEROES WORLD           )
DISTRIBUTION, INC.; MALIBU COMICS            )  Case No. 97-638-RRM
ENTERTAINMENT, INC.; MARVEL                  )
CHARACTERS, INC.; MARVEL DIRECT              )
MARKETING INC.; and SKYBOX                   )
INTERNATIONAL, INC.,                         )
                                             )
              Debtors.                       )



            FOURTH AMENDED JOINT PLAN OF REORGANIZATION PROPOSED BY
                     THE SECURED LENDERS AND TOY BIZ, INC.
                     -------------------------------------



WACHTELL, LIPTON, ROSEN & KATZ           BATTLE FOWLER LLP
Attorneys for The Secured                Attorneys for Toy Biz, Inc.
  Lenders                                75 East 55th Street
51 West 52nd Street                      New York, New York  10022
New York, New York  10019                (212) 856-7000
(212) 403-1000

          -and-                                  -and-

RICHARDS, LAYTON & FINGER, P.A.          PEPPER HAMILTON LLP
Attorneys for The Secured                Attorneys for Toy Biz, Inc.
  Lenders                                1201 Market Street
One Rodney Square                        P.O. Box 1709
Wilmington, Delaware  19899              Wilmington, Delaware  19899
(302) 658-6541                           (302) 777-6500



Dated:  Wilmington, Delaware
        July 31, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                                                  Page
                                                                                                  ----
SECTION 1.     DEFINITIONS AND INTERPRETATION.....................................................  1
               A.   Definitions...................................................................  1
               B.   Interpretation; Application of Definitions
                         and Rules of Construction................................................ 24
               C.    Exhibits and Schedules....................................................... 25

SECTION 2.     PROVISIONS FOR PAYMENT OF ADMINISTRATION EXPENSE CLAIMS AND PRIORITY TAX CLAIMS.... 25
               2.1  Administration Expense Claims................................................. 25
               2.2  Compensation and Reimbursement Claims......................................... 25
               2.3  Priority Tax Claims........................................................... 26

SECTION 3.     CLASSIFICATION OF CLAIMS
                         AND EQUITY INTERESTS..................................................... 26

SECTION 4.     PROVISIONS FOR TREATMENT OF CLAIMS
                         AND EQUITY INTERESTS UNDER THE PLAN...................................... 27
               4.1  Priority Non-Tax Claims (Class 1)............................................. 27
               4.2  Senior Secured Claims......................................................... 27
               (a)  Allowance of Senior Secured Claims............................................ 27
               (b)  Treatment of Allowed Fixed Senior Secured Claims.............................. 27
                    (i) No Qualifying............................................................. 27
                    (ii)Qualifying................................................................ 29
               (c)  Treatment of Allowed Contingent Senior Secured Claims......................... 29
                    (i)  No Panini................................................................ 29
                    (ii) Panini................................................................... 29
               4.3  Other Secured Claims (Class 3)................................................ 29
               4.4  Unsecured Claims (Class 4).................................................... 30
               (a)  Distributions................................................................. 30
                    (i) No Qualifying............................................................. 30
                    (ii) Qualifying............................................................... 31
               (b)  Intercompany Claims........................................................... 31
               (c)  LaSalle Claim................................................................. 31
               4.5  Class Securities Litigation Claims
                         (Class 5)................................................................ 31
               (a)  Distributions................................................................. 31
               (b)  Calculation of Distribution................................................... 32
               (c)  Parity of and Limitation on Distributions..................................... 32
               4.6  Equity Interests (Class 6).................................................... 32
               (a)  Entertainment (Subclass 6A)................................................... 32
                    (i)  Distributions............................................................ 32
                    (ii)  Parity of and Limitation on
                          Distributions........................................................... 33
               (b)  Subsidiary Equity Interest (Subclass 6B)...................................... 33
               4.7  Existing Warrants (Class 7)................................................... 33

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
SECTION 5.     IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS
               IMPAIRED AND NOT IMPAIRED UNDER THE PLAN; ACCEPTANCE
               OR REJECTION OF THE PLAN........................................................... 33
               5.1  Holders of Claims and Equity Interests Entitled to Vote....................... 33
               5.2  Nonconsensual Confirmation.................................................... 34
               5.3  Severability of Plan of Reorganization........................................ 34

SECTION 6.     MEANS OF IMPLEMENTATION............................................................ 34
               6.1  Closing of Transaction........................................................ 34
               6.2  Derivative Securities Litigation Claims....................................... 34
               6.3  Board of Directors of the Reorganized
                         Debtors.................................................................. 35
               6.4  Officers of the Reorganized Debtors........................................... 35
               6.5  Distribution to New Investors................................................. 35
               6.6  Toy Biz Distribution.......................................................... 35
               (a)  No Qualifying Transaction..................................................... 35
               (b)  Qualifying Transaction........................................................ 35
               6.7  Fees to New Investors......................................................... 36
               6.8  Dissolution of Committees..................................................... 36
               6.9  Intentionally deleted......................................................... 36
               6.10  Newco Financing.............................................................. 36
               6.11  Vote of Characters' Toy Biz Stock............................................ 36
               6.12  Forgiveness of Panini Obligations............................................ 37
               6.13  Panini Indemnity............................................................. 37
               6.14  Outstanding Toy Biz Stock Interests.......................................... 37
               6.15  Distribution of Subsidiary Equity
                         Interests................................................................ 37
               6.16  Continuation of Creditors Committee.......................................... 37
               6.17  Right to Object to Fees...................................................... 37
               6.18  Certain Securities Law Matters............................................... 38
               6.19  Settlement Amount............................................................ 39
               6.20  Excess Administration Claims Amount Loan..................................... 39
               6.21  Perlmutter Capital Contribution.............................................. 39

SECTION 7.     LITIGATION TRUST................................................................... 39
               7.1  Assignment of Rights.......................................................... 39
               (a)  Avoidance Litigation Trust.................................................... 39
               (b)  MAFCO Litigation Trust........................................................ 40
               7.2  Control of Litigation......................................................... 40
               7.3  Liability of Trustee.......................................................... 40
               7.4  Distribution of Net Avoidance Litigation
                    Proceeds and Net MAFCO Litigation Proceeds.................................... 41
               7.5  Professional Fees and Expenses................................................ 41
               (a)  Avoidance Litigation Trust.................................................... 41
               (b)  MAFCO Litigation Trust........................................................ 42
               7.6  Commencement of Avoidance Actions............................................. 43
               7.7  Reduction of Judgment and Indemnifications.................................... 43
               7.8  Timing of Distributions....................................................... 45

                                                                                                   Page
                                                                                                   ----
               7.9  Objections to Claims........................................................... 45
               7.10  Jurisdiction.................................................................. 46

SECTION 8.     PROVISIONS GOVERNING DISTRIBUTIONS.................................................. 46
               8.1  Date of Distributions.......................................................... 46
               8.2  Entities to Exercise Function of Disbursing Agent.............................. 47
               8.3  Surrender and Cancellation of Instruments...................................... 47
               8.4  (a)Delivery of Distributions................................................... 47
                    (b)LaSalle Distributions....................................................... 48
               8.5  Manner of Payment Under Plan of
                         Reorganization............................................................ 48
               8.6  Reserves and Distributions..................................................... 49
               8.7  Resulting Claims............................................................... 49
               8.8  Distributions After Consummation Date.......................................... 49
               8.9  Rights And Powers Of Disbursing Agent.......................................... 49
               (a)  Powers of the Disbursing Agent................................................. 49
               (b)  Expenses Incurred on or after the
                         Consummation Date......................................................... 50
               (c)  Exculpation.................................................................... 50
               8.10 Distributions of Certain Warrants.............................................. 50

SECTION 9.     PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN OF REORGANIZATION............ 51
               9.1  Objections to Claims........................................................... 51
               9.2  No Distributions Pending Allowance............................................. 51
               9.3  Cash Reserve................................................................... 51
               9.4  Distributions After Allowance.................................................. 51
               9.5  Fractional Securities.......................................................... 52

SECTION 10.    PROVISION GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN......... 52
               10.1  General Treatment............................................................. 52
               10.2  Amendments to Schedule; Effect of
                         Amendments................................................................ 53
               10.3  Bar to Rejection Damage Claims................................................ 53
               10.4  Certain Panini Agreements..................................................... 54
               (a)   Panini Sticker Agreement...................................................... 54
               (b)   Panini Comic Distribution Agreement........................................... 54
               (c)   Other Panini Agreements....................................................... 54

SECTION 11.    CONDITIONS PRECEDENT TO CONFIRMATION DATE AND CONSUMMATION DATE..................... 54
               11.1    Conditions Precedent to Confirmation of Plan
                     of Reorganization............................................................. 54
               (a)   Confirmation Order............................................................ 54
               11.2  Conditions Precedent to Consummation Date of  Plan of
                     Reorganization................................................................ 55
               (a)   SEC Proxy Statement........................................................... 55

                                                                                                   Page
                                                                                                   ----
               (b)  HSR............................................................................ 55
               (c)  Restructured Panini Loan Documents............................................. 56
               (d)  Secured Lender Consummation Date............................................... 56
               (e)  Toy Biz Consummation Date...................................................... 56
               (f)  Standstill Agreements.......................................................... 56
               (g)  NBA Agreement.................................................................. 56
               (h)  Receipt of Certain Funds....................................................... 56
               (i)  Receipt of Settlement Amount................................................... 56
               (j)  Certain Payments for Contingent Senior
                      Secured Claims............................................................... 56
               (k)  Shareholders Agreement......................................................... 56
               11.3 Waiver of Conditions Precedent................................................. 57

SECTION 12.    EFFECT OF CONFIRMATION.............................................................. 57
               12.1  General Authority............................................................. 57
               12.2  Discharge of Debtors.......................................................... 57
               (a)   General Discharge............................................................. 57
               (b)   Exculpations.................................................................. 58
               12.3  Term of Injunctions or Stays.................................................. 59

SECTION 13.    WAIVER OF CLAIMS.................................................................... 59
               13.1  Avoidance Actions............................................................. 59

SECTION 14.    RETENTION OF JURISDICTION........................................................... 60
               14.1  Retention of Jurisdiction..................................................... 60
               14.2  Amendment of Plan of Reorganization........................................... 61

SECTION 15.    MISCELLANEOUS PROVISIONS............................................................ 62
               15.1  Payment of Statutory Fees..................................................... 62
               15.2  Retiree Benefits.............................................................. 62
               15.3  Compliance with Tax Requirements.............................................. 63
               15.4  Recognition of Guaranty Rights................................................ 63
               15.5  Severability of Plan Provisions............................................... 63
               15.6  Governing Law................................................................. 64
               15.7  Further Assurances............................................................ 64
               15.8  Time of the Essence........................................................... 64
               15.9  Counterparts.................................................................. 64
               15.10 Notices....................................................................... 64

                                   EXHIBITS


1.     Avoidance Litigation Trust Agreement
2.     Avoidance Litigation Trust Loan Agreement
3.     Avoidance Professional Fee Reimbursement Note
4.     Bylaws for Newco
5.     Charter for Newco
6.     Designated Competitors
7.     Excess Administration Claims Note
8.     MAFCO Litigation Trust Agreement
9.     MAFCO Litigation Trust Loan Agreement
10.    MAFCO Professional Fee Reimbursement Note
11.    Merger Agreement
12.    New Investors
13.    Newco Guaranty
14.    Panini Indemnity
15.    Plan Warrant Agreement
16.    Secured Lenders
17.    Standstill Agreements
18.    Stockholder Series A Warrant Agreement
19.    Stockholder Series B Warrant Agreement
20.    Stockholder Series C Warrant Agreement
21.    Transmittal Material


                                   SCHEDULES

6.1.   Letter of Credit and related obligations
10.1.  Rejection Schedule

                          JOINT PLAN OF REORGANIZATION


          The Secured Lenders and Toy Biz, Inc., creditors and parties in interest in these chapter 11 cases, hereby propose this Plan of Reorganization dated July 31, 1998 for Marvel Entertainment Group, Inc., The Asher Candy Company, Fleer Corp., Frank H. Fleer Corp., Heroes World Distribution, Inc., Malibu Comics Entertainment, Inc., Marvel Characters, Inc., Marvel Direct Marketing Inc. and SkyBox International Inc.


     SECTION 1.   DEFINITIONS AND INTERPRETATION
                  ------------------------------

     A.   Definitions.
          -----------


          The following terms used herein shall have the respective meanings defined below:


          "Administration Expense Claim" means any right to payment constituting a cost or expense of administration of any of the Reorganization Cases allowed under Sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, (a) any actual and necessary costs and expenses of preserving the estates of the Debtors, (b) any actual and necessary costs and expenses of operating the business of the Debtors, (c) any allowances of compensation and reimbursement of expenses to the extent allowed by Final Order under Section 330 or 503 of the Bankruptcy Code, and (d) any fees or charges assessed against the estates of the Debtors under Section 1930, title 28, United States Code.


          "Administrative Agent" means The Chase Manhattan Bank as administrative agent under each of the applicable Existing Credit Agreements or any successor administrative agent appointed in accordance with any of the applicable Existing Credit Agreements.


          "Affiliate" means, with reference to any person or entity, any other person or entity that, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, "controls," is "controlled by" or is under "common control with" such entity or person.


          "Allowed" means, with reference to any Claim or Equity Interest, (a) any and all DIP Claims, (b) any Claim or Equity Interest or any portion thereof against any Debtor which has been listed by such Debtor in its Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim has been filed, (c) any Claim or Equity Interest allowed by Final Order, (d) any Claim or Equity Interest as to which the liability of the

Debtors and the amount thereof are determined by final order of a court of competent jurisdiction other than the Bankruptcy Court,(e) any Claim allowed expressly hereunder, or (f) for purposes of voting only, any Claim evidenced by a proof of Claim filed by or before the last date designated by the Bankruptcy Court as the last date for filing Claims against the Debtors, provided that such Claim has not been disallowed by order of the Court or the Bankruptcy Court, and is not the subject of an objection filed at least ten (10) days prior to the voting deadline.

          "Avoidance Beneficiaries" means Newco, all holders of Allowed Fixed Senior Secured Claims and all holders of Allowed Unsecured Claims (other than Intercompany Claims and the LaSalle Claim).

          "Avoidance Litigation Trust" means the trust created by the Avoidance Litigation Trust Agreement to be executed on the Consummation Date pursuant to
Section 7.1 hereof by the Debtors and the Avoidance Litigation Trustee.

          "Avoidance Litigation Trust Agreement" means the trust agreement to be executed by the Debtors and the Avoidance Litigation Trustee in the form of
Exhibit 1 hereto, subject to non-substantive changes.

          "Avoidance Litigation Trust Assets" means all assets of the Avoidance Litigation Trust.

          "Avoidance Litigation Trustee" means the individual designated by the Creditors Committee subject to the consent of the Proponents, and from and after the Consummation Date, any successor trustees designated in accordance with the Avoidance Litigation Trust Agreement.

          "Avoidance Litigation Trust Loan Agreement" means the Loan Agreement to be executed by Newco in the form of Exhibit 2 hereto, subject to non-substantive changes.

          "Avoidance Professional Fee Reimbursement Note" means the note to be executed by the Avoidance Litigation Trustee on behalf of the Avoidance Litigation Trust in the form of Exhibit 3 hereto, subject to non-substantive changes.

          "Bankruptcy Code" means title 11, United States Code, as applicable to the Reorganization Cases as in effect on the Confirmation Date.

          "Bankruptcy Court" means the United States District Court for the District of Delaware having jurisdiction over the Reorganization Cases and, to the extent of any reference under section 157, title 28, United States Code, the unit of such District Court under section 151, title 28, United States Code.

          "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code, and any Local Rules of the Bankruptcy Court.

          "Beneficiaries" means all Avoidance Beneficiaries and all MAFCO Beneficiaries.

          "Breakup Fee" means Cash in the amount of the breakup fee payable pursuant to the Convertible Preferred Stock Purchase Agreement to DPI or its assignees, but in no event more than eight million dollars ($8,000,000).

          "Business Day" means any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order.

          "Bylaws" means the bylaws for Newco in the form of Exhibit 4 hereto, subject to non-substantive changes.

          "Cash" means legal tender of the United States of America and, with respect to payments under this Plan of Reorganization, cash (U.S. dollars), certified check, bank check or wire transfer from a domestic bank.

          "Causes of Action" means, without limitation, any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, in law, equity or otherwise.

          "Characters" means Marvel Characters, Inc., one of the Debtors herein.

          "Charter" means the Certificate of Incorporation for Newco in the form of Exhibit 5 hereto, subject to non-substantive changes.

          "Chase" means The Chase Manhattan Bank in its capacity as agent under the Existing Credit Agreements.

          "Claim" means (a) any right to payment from any of the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from any of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

          "Class Securities Litigation Claim" means any Claim whether or not the subject of an existing lawsuit arising from rescission of a purchase or sale of shares of common stock of Entertainment, for damages arising from the purchase or sale of any such security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of any such Claim (which shall exclude the LaSalle Claim) which Claims shall be subordinated in accordance with section 510(b) of the Bankruptcy Code.

          "Collateral" means any property or interest in property of the estate of any Debtor subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code.

          "Confection Business" means any and all of the assets and properties relating to the confection business operated and owned by Fleer including, without limitation, all of its rights relating to Dubble Bubble, Razzles and any other food and candy products produced thereby.

          "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on its docket.

          "Confirmation Hearing" means the hearing held by the Bankruptcy Court on confirmation of this Plan of Reorganization, as such hearing may be adjourned or continued from time to time.

          "Confirmation Order" means the order of the Bankruptcy Court confirming this Plan of Reorganization.

          "Consummation Date" means the latest to occur of (a) the thirtieth
(30th) day (calculated under Bankruptcy Rule 9006) after the Confirmation Date if no stay of the Confirmation Order is then in effect, (b) the first Business Day after any stay of the Confirmation Order expires or otherwise terminates, and (c) such other date as may be fixed from time to time after the Confirmation Date by filing a notice thereof by the Proponents with the Bankruptcy Court upon the consent of the Creditors Committee, the Equity Committee, High River, Westgate, LaSalle and the Trustee not to be unreasonably withheld or delayed; provided, however, that in no event shall the Consummation Date occur earlier
--------  -------
than the date of the satisfaction of each of the conditions precedent to the occurrence of the Consummation Date of this Plan of Reorganization in Section
11.2 hereof unless waived as provided in Section 11.3 hereof.

          "Contingent Senior Secured Claim" means any Claim against Entertainment or any of its Debtor subsidiaries governed by or arising out of the guaranty provisions contained in the Existing Panini Credit Agreements or evidenced by any of the promissory notes issued thereunder or any letter of credit issued by a bank or other financial institution which is a party to the Existing Panini Credit Agreements for the account of Panini or any of its subsidiaries and any Claim for adequate protection relating to the Collateral securing the Claims previously referred to in this definition arising out of that certain Revolving Credit Guaranty Agreement by and among Entertainment, the other Debtors and Chase dated December 27, 1996, the order entered by the Bankruptcy Court on January 24, 1997, or any amendments entered into or further orders entered by the Bankruptcy Court with respect to either of the foregoing.

          "Contribution Bar Party" means any person or entity asserting claims in the nature of contribution or indemnity in connection with, arising out of or in any way related to Litigation Claims or Covered Claims.

          "Convertible Preferred Stock" means convertible preferred stock in Newco (a) each share of which shall be convertible into 1.039 shares of Newco Common Stock, and (b) which shall have the terms set forth in the Charter.

          "Convertible Preferred Stock Purchase Agreement" means a Convertible Preferred Stock Purchase Agreement to be executed on the Confirmation Date by Toy Biz, Zib Inc. or its assignees and DPI or its assignees.

          "Covered Claims" means any claim or matter as to which Exculpated Persons are exculpated pursuant to section 12.2(b) of this Plan of Reorganization, including, without limitation, matters asserted or claims made in the LaSalle Action.

          "Covered Person" means any person or entity asserting a Covered
Claim.

          "Creditors Committee" means the Official Committee of Unsecured Creditors appointed for the Debtors by the United States Trustee for the District of Delaware on October 22, 1997.

          "Debtor" means each of Entertainment, The Asher Candy Company, Fleer Corp., Frank H. Fleer Corp., Heroes World Distribution, Inc., Malibu Comics Entertainment, Inc., Marvel Characters, Inc., Marvel Direct Marketing, Inc., and SkyBox International Inc., each (other than Marvel Characters, Inc. and Malibu Comics Entertainment, Inc.) being a Delaware corporation and Marvel Characters, Inc. and Malibu Comics Entertainment, Inc. being California corporations, the debtors in Chapter 11 Case Nos. 96-2069 (HSB) through 96-2077 (HSB), respectively.

          "Debtor in Possession" means each Debtor in its capacity as a debtor in possession under sections 1107(a) and 1108 of the Bankruptcy Code.

          "Designated Competitor" means those entities listed on Exhibit 6 hereto.

          "Designated Contingent Senior Secured Claims" means on any date all Contingent Senior Secured Claims other than those beneficially owned or controlled (directly, indirectly or by participation) by any entity purchasing Convertible Preferred Stock pursuant to the Convertible Preferred Stock Purchase Agreement other than solely by virtue of the exercise of such entity's rights pursuant to Section 4.2(b)(i)(A)(6) hereof.

          "Designated Fixed Senior Secured Claims" means on any date all Fixed Senior Secured Claims other than those beneficially owned or controlled (directly, indirectly or by participation) by any entity purchasing Convertible Preferred Stock pursuant to the Convertible Preferred Stock Purchase Agreement other than solely by virtue of the exercise of such entity's rights pursuant to
Section 4.2(b)(i)(A)(6) hereof.

          "DIP Claim" shall mean any claim arising under the DIP Credit
Agreement.

          "DIP Credit Agreement" means that certain Revolving Credit and Guaranty Agreement dated as of December 27, 1996 among Marvel Entertainment Group, Inc., the guarantors named therein, the banks party thereto and The Chase Manhattan Bank as agent as the same may be amended from time to time in accordance with the terms thereof or the agreements or other documents evidencing any successor or replacement post-petition financing facility.

          "Disbursing Agent" means any entity in its capacity as a disbursing agent under Section 8.2 hereof.

          "Disputed Claim" means a Claim against a Debtor that is not an Allowed Claim.

          "District Court Complaint" means the complaint in Case No. 97-586(RRM) filed on October 30, 1997 in the United States District Court for the District of Delaware.

          "DPI" means Dickstein Partners Inc.

          "Effective Time" shall have the meaning given to such term in the Merger Agreement.

          "Entertainment" means Marvel Entertainment Group, Inc.

          "Equity Committee" means the Official Committee of Equity Security Holders appointed for Entertainment by the United States Trustee for the District of Delaware on February 12, 1997.

          "Equity Interest" means any share of common stock or other instrument evidencing a present ownership interest in any of the Debtors, whether or not transferable, or any option, warrant or right, contractual or otherwise, to acquire any such interest. For purposes of Subclass 6A (Entertainment) of Class 6 (Equity Interests), the Existing Warrants shall not be included in such subclass.

          "Excess Administration Claims Amount" means the amount, if any, by which the sum of (a) all Allowed Administration Expense Claims (exclusive of (i) all DIP Claims through October 7, 1997 and (ii) Allowed Administration Expenses Claims constituting the actual and necessary expenses of running the Debtors' business in the ordinary course), and (b) the aggregate amount of all professional fees, costs and expenses of professionals engaged by Chase in its capacity as agent or acting on behalf of all of the holders of Senior Secured Claims including, without limitation, all fees and expenses of counsel and financial advisors incurred in connection with the Reorganization Cases, exceeds thirty-five million dollars ($35,000,000).

          "Excess Administration Claims Note" means one or more unsecured notes of Newco and its subsidiaries in the form of Exhibit 7 hereto, subject to non-substantive changes, in an aggregate original principal amount equal to the Excess Administration Claims Amount, which shall, at the election of Newco, be paid semi-annually or accrue and compound, shall have a maturity date of the fifth anniversary of the Consummation Date, and which shall bear interest at the rate of two hundred (200) basis points over the rate of interest for the Term Loan Facility.

          "Excess Proceeds" means all net proceeds of a Qualifying Transaction which closes on the Consummation Date in excess of the aggregate amount required to satisfy Fixed Senior Secured Claims in full in accordance with the Existing Fleer Credit Agreements, to pay the Toy Biz Cash Distribution and all amounts (other than Excess Proceeds) due to holders of Allowed Unsecured Claims pursuant to Section 4.4(a)(ii) hereof.

          "Exculpated Persons" means (a) the Reorganized Debtors, Newco, all past, present and future holders of DIP Claims, all past, present and future holders of Senior Secured Claims, Chase, Toy Biz, the New Investors, Dickstein Partners L.P., Dickstein & Co. L.P., Dickstein Focus Fund, L.P., Dickstein International Limited, Mark Dickstein, the Creditors Committee, all members of the Creditors Committee solely in their capacity as members of the Creditors Committee, High River, Carl Icahn, Westgate, Vince Intrieri, LaSalle, the Equity Committee, all members of the Equity Committee solely in their capacity as members of the Equity Committee, Affiliates of any of the foregoing, the Trustee and all officers, directors, employees, shareholders, limited liability entity members, partners, consultants, advisors, investment bankers, attorneys, accountants or other representatives or agents of any of the foregoing acting as such, and (b) the Debtors; provided, however, that the term
                                               --------  -------
"Exculpated Persons" shall not, under any circumstances, include the MAFCO Defendants.

          "Existing Credit Agreements" means, collectively, the Existing Fleer Credit Agreements and the Existing Panini Credit Agreements.

          "Existing Fleer Credit Agreements" means, collectively, (a) that certain Amended and Restated Credit and Guarantee Agreement dated as of August 30, 1994, as amended, among Entertainment, Fleer Corp., the financial institutions parties thereto, the co-agents named therein and The Chase Manhattan Bank (formerly named Chemical Bank) as administrative agent, (b) that certain Credit and Guarantee Agreement dated as of April 24, 1995, as amended, by and among Entertainment, Fleer Corp., the financial institutions party thereto, the co-agents named therein and The Chase Manhattan Bank (formerly named Chemical Bank) as administrative agent, (c) that certain Line of Credit, dated as of March 27, 1996, as amended, among Fleer Corp., the banks and other financial institutions parties thereto and The Chase Manhattan Bank as Administrative Agent,(d)(i)(A) any letter of credit issued for the account of Entertainment or any of its subsidiaries by a bank or other financial institution which is a party to any of the Existing Credit Agreements referred to in clauses (a) or (b) of this definition of "Existing Fleer Credit Agreements" and (B) any related letter of credit applications and any agreements governing or evidencing reimbursement obligations relating to any letters of credit referred to in clause (d)(i)(A) of this definition of "Existing Fleer Credit Agreements" or (ii) any interest rate agreement between Entertainment or any of its subsidiaries and a bank or other financial institution which is a party to any of the Existing Credit Agreements referred to in clauses (a) through (c), inclusive, of this definition of "Existing Fleer Credit Agreements", and (e) any guarantees and security documents, including, without limitation, mortgages, pledge agreements, security agreements and trademark security agreements, executed and delivered in connection with any of the foregoing agreements.

          "Existing Panini Credit Agreements" means the Existing Panini Junior Credit Agreements and the Existing Panini Senior Credit Agreements.

          "Existing Panini Junior Credit Agreements" means (a) that certain Term Loan and Guarantee Agreement dated as of August 30, 1994, as amended, supplemented or otherwise modified from time to time, among Entertainment, Panini, S.p.A. (formerly named Marvel Comics Italia S.r.l.), and Istituto Bancario San Paolo di Torino, S.p.A.; (b) the Panini Participation Agreements;
(c)(i)(A) any letter of credit issued for the account of any of the Panini Entities by a bank or other financial institution pursuant to any of the Panini Credit Agreements referred to in clauses (a) or (b) and (B) any related letter of credit applications and any agreements governing or evidencing reimbursement obligations relating to any letters of credit referred to in clause (c)(i)(A) or
(ii) any interest rate agreement between any of the Panini Entities and a bank or other financial institution pursuant to any of the Panini Credit Agreements referred to in clauses (a) and (b); and (d) any guarantees and security documents, including, without limitation, mortgages, pledge agreements, security agreements and trademark security agreements, executed and delivered in connection with any of the foregoing agreements, together in each case with all related documents, instruments, consents, amendments, modifications and waivers.

          "Existing Panini Senior Credit Agreements" means that certain Italian Lire 27,000,000,000 Term Loan and Guaranty Agreement dated as of August 5, 1997 as amended, supplemented or otherwise modified from time to time, among Entertainment, Panini, the lenders listed on Schedule 1 thereto as lenders, and The Chase Manhattan Bank as agent, and the related Panini financing order entered by the Bankruptcy Court and any guarantees and security documents, including, without limitation, mortgages, pledge agreements, security agreements and trademark security agreements, executed and delivered in connection with any of the foregoing agreements, together in each case with all related documents, instruments, consents, amendments, modifications and waivers.

          "Existing Warrants" means, collectively, all incentive stock options, non-qualified stock options and stock appreciation rights granted under any employee benefits plan and any other options, warrants or rights, contractual or otherwise, if any, to acquire an Equity Interest.

          "Final Order" means an order or judgment of the Bankruptcy Court entered by the Clerk of the Bankruptcy Court on the docket in the Reorganization Cases, which has not been reversed, vacated or stayed and as to which (a) the time to appeal, petition for certiorari or move for a new trial, reargument or
                             ----------
rehearing has expired and as to which no appeal, petition for certiorari or
                                                              ----------
other proceedings for a new trial, reargument or rehearing shall then be pending or (b) if an appeal, writ of certiorari, new trial, reargument or rehearing
                             ----------
thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or a new trial, reargument or rehearing shall
----------
have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial,
                                      ----------
reargument or rehearing shall have expired; provided, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed relating to such order, shall not cause such order not to be a Final Order.

          "Fixed Senior Secured Claim" means any Claim governed by any of the Existing Fleer Credit Agreements or evidenced by any of the promissory notes issued thereunder or any letter of credit issued by a bank or other financial institution which is a party to any of the Existing Fleer Credit Agreements for the account of Entertainment or any of its subsidiaries (other than the Panini Entities) or any interest rate agreement between Entertainment or any of its subsidiaries (other than the Panini Entities) and a bank or other financial institution which is a party to any of the Existing Fleer Credit Agreements and any Claim for adequate protection relating to the Collateral securing the Claims previously referred to in this definition arising out of that certain Revolving Credit Guaranty Agreement by and among Entertainment, the other Debtors and Chase dated December 27, 1996, the order entered by the Bankruptcy Court on January 24, 1997, or any amendments entered into or further orders entered by the Bankruptcy Court with respect to either of the foregoing.

          "Fleer" means Fleer Corp., one of the Debtors.

          "Fractional Warrant" means a Warrant to acquire a fractional share of Convertible Preferred Stock or a fractional share of Newco Common Stock.

          "Governance Litigation" means case No. 97-648 (RRM) pending in the Bankruptcy Court.

          "High River" means High River Limited Partnership.

          "Holdings I" means Marvel Holdings, Inc.

          "Holdings II" means Marvel (Parent) Holdings, Inc.

          "Holdings III" means Marvel III Holdings, Inc.

          "Holdings I Indenture" means an indenture dated as of April 15, 1993 between Holdings I, as issuer, and NationsBank of Georgia, N.A. (LaSalle National Bank succeeded Bank of New York, the successor to NationsBank of Georgia, N.A. as indenture trustee).

          "Holdings II Indenture" means an indenture dated as of October 1, 1993 between Holdings II, as issuer, and NationsBank of Georgia, N.A. (LaSalle National Bank succeeded Bank of New York, the successor to NationsBank of Georgia, N.A. as indenture trustee).

          "Holdings III Indenture" means an indenture dated as of February 15, 1994 between Holdings III, as issuer, and NationsBank of Georgia, N.A. (LaSalle National Bank succeeded Bank of New York, the successor to NationsBank of Georgia, N.A. as indenture trustee).

          "Holdings Notes" means those certain: (a) Senior Secured Discount Notes due 1998 issued by Marvel Holdings, Inc. pursuant to the Holdings I Indenture, which were subsequently exchanged for those certain Series B Senior Secured Discount Notes due 1998; (b) Senior Secured Discount Notes due 1998 issued by Marvel (Parent) Holdings Inc. pursuant to the Holdings II Indenture; and (c) 9-1/8% Senior Secured Notes due 1998 issued by Marvel III Holdings Inc. pursuant to the Holdings III Indenture, which were subsequently exchanged for those certain Series B 9-1/8% Senior Secured Notes due 1998.

          "Holdings Noteholders" means the registered holders or beneficial owners of any Holdings Notes.

          "Immaterial Debtors" means The Asher Candy Company, Frank H. Fleer Corp., Heroes World Distribution, Inc. and any other Debtor which the Proponents, acting reasonably, jointly determine to have de minimis value.

          "Independent Cause of Action" means any cause of action which (i) arises solely out of an act or omission of an Exculpated Person occurring after the Consummation Date or (ii) does not arise directly or indirectly in any manner whatsoever out of an act or omission of an Exculpated Person concerning or relating to (v) the Debtors or their subsidiaries or Affiliates, (w) the Reorganization Cases, (x) the creation of the Debtors or any of their subsidiaries or Affiliates, (y) the relationship between Toy Biz (or its predecessors in interest) and any of the Debtors or their subsidiaries and Affiliates, or (z) the LaSalle Action; provided, however, that any claim,
                                       --------  -------
counterclaim or right of offset that any defendant in the LaSalle Action may have against any plaintiff or against any person on whose behalf plaintiff is suing in such action shall be deemed to be an Independent Cause of Action.

          "Indentures" means, collectively, (a) the Holdings I Indenture, (b) the Holdings II Indenture, and (c) the Holdings III Indenture.

          "Intercompany Claim" means any Claim held by any Debtor against any other Debtor, including, without limitation, all derivative Claims asserted by or on behalf of any one Debtor against any other Debtor.

          "LaSalle" means LaSalle National Bank solely in its capacity as successor indenture trustee pursuant to the Indentures.

          "LaSalle Action" means Civ. No. 97-645 pending in the District Court, or any similar actions asserting similar claims brought by LaSalle on behalf of the Holdings Noteholders against the MAFCO Defendants.

          "LaSalle Claim" means any and all Claims of LaSalle and holders of the Holdings Notes against the Debtors whether asserted or not it being understood that LaSalle has filed the LaSalle Withdrawal, which states that such claims comprise only a claim for tortious interference with contractual relations of LaSalle against Entertainment. For the avoidance of any doubt "LaSalle Claim" shall not include the claims or causes of action asserted or that could be asserted by LaSalle on behalf of the Holdings Noteholders in the LaSalle Action against the MAFCO Defendants.

          "LaSalle Settlement Amount" means three hundred thousand (300,000) Stockholder Series A Warrants, two hundred twenty five thousand (225,000) Stockholder Series B Warrants and five hundred twenty-five thousand (525,000) Stockholder Series C Warrants.

          "LaSalle Withdrawal" means LaSalle National Bank as Indenture Trustee's Withdrawal of Certain Proofs of Claim, filed with the District Court on July 31, 1998.

          "Lien" means any charge against or interest in property or an interest in property to secure payment of a debt or performance of an obligation.

          "Litigation Claim" means all Causes of Action (including any avoidance action pursuant to sections 510, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code) of the Debtors other than (i) those relating to any tax sharing or other similar agreement, or (ii) against any person or entity released or exculpated pursuant to this Plan.

          "Litigation Trust Agreements" means the Avoidance Litigation Trust Agreement and the MAFCO Litigation Trust Agreement.

          "Litigation Trust Assets" means all assets of the Litigation Trusts.

          "Litigation Trustees" means the Avoidance Litigation Trustee and the MAFCO Litigation Trustees.

          "Litigation Trust Loan Agreements" means the Avoidance Litigation Trust Loan Agreement and the MAFCO Litigation Trust Loan Agreement.

          "Litigation Trusts" means the Avoidance Litigation Trust and the MAFCO Litigation Trust.

          "MAFCO Beneficiaries" means all holders of Allowed Unsecured Claims (other than Intercompany Claims), holders of Allowed Class Securities Litigation Claims, and holders of Allowed Equity Interests in Entertainment.

          "MAFCO Causes of Action" means all Litigation Claims (exclusive of all Causes of Action pursuant to sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code) asserted in the District Court Complaint against the MAFCO Defendants or which could have been asserted in the District Court Complaint against the MAFCO Defendants.

          "MAFCO Defendants" means (i) Ronald O. Perelman, (ii) MAFCO Holdings, Inc., (iii) MacAndrews & Forbes Holdings, Inc., (iv) the Andrews Group, Inc.,
(v) Marvel IV Holdings, Inc., (vi) Marvel V Holdings, Inc., (vii) Four Star Holdings, Inc., (viii) William C. Bevins, (ix) Donald G. Drapkin,(x) Holdings I,
(xi) Holdings II, (xii) Holdings III, (xiii) any individual who served prior to June 20, 1997 as a director of Entertainment, (xiv) any individual who served on or prior to April 24, 1997 as to Holdings I and Holdings II, or is presently serving or has ever served as to Holdings III, as a director, and (xv) any insider (other than a Releasing Party), Affiliate (other than a Releasing Party or an officer or director of Holdings I or Holdings II serving from and after April 24, 1997), director, employee, attorney (other than a Releasing Party), investment banker (other than a Releasing Party), or agent of any party identified in clauses (i) through (xiv) of this definition acting in such capacity in connection with the MAFCO Causes of Action and the LaSalle Action.

          "MAFCO Litigation Trust" means the trust created by the MAFCO Litigation Trust Agreement to be executed on the Consummation Date pursuant to
Section 7.1 hereof by the Debtors and the MAFCO Litigation Trustees.

          "MAFCO Litigation Trust Agreement" means the trust agreement to be executed by the Debtors and the MAFCO Litigation Trustee in the form of Exhibit 8 hereto, subject to non-substantive changes.

          "MAFCO Litigation Trust Assets" means all assets of the MAFCO Litigation Trust.

          "MAFCO Litigation Trust Loan Agreement" means the Loan Agreement to be executed by Newco in the form of Exhibit 9 hereto, subject to non-substantive changes.

          "MAFCO Litigation Trustees" means the three (3) individuals one of which shall be designated by the Equity Committee, one of which shall be designated by the Creditors Committee and one of which shall be designated by the Trustee, and from and after the Consummation Date, any successor trustees designated in accordance with the MAFCO Litigation Trust Agreement.

          "MAFCO Professional Fee Reimbursement Note" means the note to be executed by the MAFCO Litigation Trustees on behalf of the MAFCO Litigation Trust in the form of Exhibit 10 hereto, subject to non-substantive changes.

          "Marvel" means, collectively, Entertainment and each of its subsidiaries other than the Panini Entities.

          "Master Agreement" means that certain Master Agreement by and among the Proponents dated as of October 7, 1997 as the same has been or may be amended from time to time.

          "Merger Agreement" means that certain Agreement and Plan of Merger dated as of the Consummation Date in the form annexed as Exhibit 11 hereto, subject to non-substantive changes.

          "NBA" means NBA Properties, Inc.

          "NBA License Agreement" means that certain Retail Product License Agreement dated July 21, 1995 between Entertainment and the NBA, as amended, supplemented or otherwise modified from time to time.

          "NBA Settlement Agreement" means an agreement with the NBA pursuant to which (i) the NBA shall have consented to the Allowance of the unsecured component of its Claim in an amount not to exceed twenty million dollars ($20,000,000) in the aggregate and agreed to waive and release any other Claims it has or may have in classes 4A through 4I, (ii) the NBA withdraws its objection to the Creditors Committee motion pursuant to Fed. R. Civ. P. 60(b) filed on December 23, 1997, and (iii) except as permitted by Paragraph 7 of the Stipulation and Agreement, the distributions to holders of Allowed Unsecured Claims in classes 4A through 4I are not otherwise impacted in a manner which has an impact disproportionate to such classes from the impact, if any, upon the distributions to any other class of Claims or Equity Interests.

          "Net Avoidance Litigation Proceeds" means the gross proceeds realized by the Avoidance Litigation Trust in respect of all of the Debtors' Causes of Action pursuant to sections 510, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code net of payment of all expenses of the Avoidance Litigation Trust including, without limitation, (i) payment without duplication of all sums due and owing pursuant to the Avoidance Professional Fee Reimbursement Note, and
(ii) any set-off effected by the holders of Resulting Claims pursuant to Section
8.7 hereof.

          "Net Cash Proceeds" means the gross proceeds in Cash realized from the sale of capital stock of Newco net of Cash payments, if necessary to cause the occurrence of the Consummation Date, in an amount equal to the aggregate of (i) Administration Expense Claims, including, without limitation, all DIP Claims,
(ii) Priority Non-Tax Claims, (iii) Priority Tax Claims, and (iv) any other Cash payments necessary to cause the occurrence of the Consummation Date other than the Toy Biz Cash Distribution and the Required Secured Lender Consideration.

          "Net MAFCO Litigation Proceeds" means the gross proceeds realized by the MAFCO Litigation Trust in respect of all of the MAFCO Causes of Action net of payment of all expenses of the MAFCO Litigation Trust including, without limitation, payment without duplication of all sums due and owing pursuant to the MAFCO Professional Fee Reimbursement Note.

          "New Investors" means the entities set forth on Exhibit 12 hereto and the holders of Fixed Senior Secured Claims exercising the right to purchase Convertible Preferred Stock in accordance with Section 4.2(b)(i)(A)(6) hereof.

          "New Panini Securities" means debt securities of Newco having a present value as of the Consummation Date of twenty seven million dollars ($27,000,000) as determined by a fairness opinion (taking into account, inter
                                                                        -----
alia, the liquidity of the securities) of a nationally recognized investment
----
banking firm reasonably acceptable to Toy Biz and the Panini Lenders, provided,
                                                                      --------
however, that such securities may be equity securities with the consent of the
-------
holders two-thirds in amount of the Contingent Senior Secured Claims.

          "Newco" means Toy Biz, as its name may be changed, from and after the Consummation Date.

          "Newco Common Stock" means the issued and outstanding shares of common stock of Newco as of the Consummation Date.

          "Newco Guaranty" means an absolute and unconditional guaranty of Newco and its subsidiaries secured by a valid, binding, enforceable and perfected first priority lien against the Panini Stock to be executed and delivered by Newco in the form annexed hereto as Exhibit 13 subject to non-substantive changes, pursuant to which Newco and its subsidiaries shall guaranty the Restructured Panini Obligations; provided, however, that such guaranty obligation shall be limited
             --------  -------
to forty million dollars ($40,000,000), thirteen million dollars ($13,000,000) of which shall be payable in Cash on the Consummation Date and the remainder of which shall be payable, at the election of Newco, in the form of either Cash or debt securities of Newco having a then present value of twenty seven million dollars ($27,000,000) as the latter value may be determined by a fairness opinion (taking into account, inter alia, the liquidity of the securities) of a
                              ----- ----
nationally recognized investment banking firm reasonably acceptable to Newco and the Panini Lenders; provided, further, that such securities may be equity
                    --------  -------
securities with the consent of the holders two-thirds in amount of the Contingent Senior Secured Claims.

          "Other Secured Claims" means any Secured Claim not constituting a Senior Secured Claim.

          "Panini" means Panini S.p.A.

          "Panini Comic Distribution Agreement" means that certain agreement to manufacture, reprint, publish and sell Marvel Comics dated December 1995 between Panini and Entertainment.

          "Panini Entities" means Panini and its subsidiaries.

          "Panini Indemnified Liabilities" means any and all claims, liabilities, obligations, losses, damages, distributions, recoveries, penalties, actions, judgments, suits, costs, expenses (including reasonable fees and expenses of counsel and other professionals) and disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against any Panini Entity in any way relating to, or arising out of, directly or indirectly, any contracts or other agreements to which any of the Debtors are party, including, without limitation, the NBA License Agreement, provided,
                                                                 --------
however, that (i) obligations to repay the Panini Lenders pursuant to the Panini
-------
Credit Agreements shall not constitute Panini Indemnified Liabilities and (ii) the Debtors shall not be responsible for making any royalty payments owed to or for the benefit of the National Basketball Association under the NBA License Agreement solely in respect of sticker sales or card sales made by the Panini Entities from and after the Consummation Date; provided that Newco shall control
                                               -------- ----
the prosecution, settlement or resolution of such Panini Indemnified Liabilities and provided further that the Panini Entities shall not assert any claims against Newco in respect of Panini Indemnified Liabilities that are asserted outside of any applicable statute of limitations period.

          "Panini Indemnity" means an indemnity in the form of Exhibit 14 hereto, subject to non-substantive changes, pursuant to which Newco and its subsidiaries will indemnify and hold harmless the Panini Entities from and against any and all claims, liabilities, obligations, losses, damages, distributions, recoveries, penalties, actions, judgments, suits, costs, expenses (including reasonable fees and expenses of counsel and other professionals) and disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against any Panini Entity in any way relating to, or arising out of directly or indirectly, any contracts or other agreements to which any of the Debtors are party, including, without limitation, the NBA License Agreement, provided, however, that (i) obligations to repay the Panini
                   --------  -------
Lenders pursuant to the Existing Credit Agreements shall not constitute Panini Indemnified Liabilities and (ii) Newco shall not be responsible for making any royalty payments owed to or for the benefit of the National Basketball Association under the NBA License Agreement solely in respect of sticker sales or card sales made by Panini from and after the Consummation Date.

          "Panini Lenders" means each of the holders of Panini Obligations arising under the Existing Panini Credit Agreements including any holder of a Panini Obligation through the Panini Participation Agreements.

          "Panini Liquidation Event" means the commencement of any insolvency proceeding under the laws of the Republic of Italy or other applicable law which mandates the liquidation of Panini.

          "Panini Obligations" means all of the obligations of the Panini Entities arising under the Existing Panini Credit Agreements including, without limitation, outstanding principal, accrued and unpaid interest, fees, costs, expenses, charges and any other amounts owing under the Existing Panini Credit Agreements.

          "Panini Participation Agreement" means, collectively, (i) the Participation Agreement dated as of August 30, 1994 among Istituto Bancario San Paolo di Torino, S.p.A., New York Limited Branch, as Italian Lender, The Chase Manhattan Bank, as Administrative Agent, and the financial institutions signatory thereto, as participants and (ii) the Participation Agreement dated as of August 5, 1997 among The Chase Manhattan Bank, as Lender, The Chase Manhattan Bank, as Administrative Agent, and the financial institutions signatory thereto, as participants.

           "Panini Sticker Agreement" means that certain License Agreement dated as of November 15, 1996 by and between Characters and Panini.

          "Panini Stock" means all of the issued and outstanding capital stock of Panini.

          "Panini Subordination Agreement" means the subordination agreement dated as of August 5, 1997 by and among (a) each of the Junior Participating Lenders (as defined therein), (b) the Junior Direct Lenders (as defined therein), and (c) Chase as a Senior Lender (as defined therein) and as agent on behalf of itself and the other Senior Lenders (as defined therein).

          "Perlmutter Capital Contribution" shall mean an amount of Cash equal to one million five hundred thousand dollars ($1,500,000).

          "Petition Date" means December 27, 1996, the date on which each of the Debtors filed its voluntary petition for relief under the Bankruptcy Code.

          "Pledged Shares" means the shares of common stock of Entertainment which are owned by Holdings I and Holdings II and pledged to secure the Holdings Notes pursuant to the Indentures and which have not been distributed to holders of the Holdings Notes pursuant to orders of court dated March 3, 1998 (as amended and supplemented by orders dated March 17, 1998 and April 9, 1998) and which are otherwise subject to the lien in favor of LaSalle pursuant to the terms of the Indentures.

          "Plan of Reorganization" means this Fourth Amended Joint Plan of Reorganization Proposed By the Secured Lenders and Toy Biz, Inc. dated as of July__, 1998, including, without limitation, the exhibits and schedules hereto, as the same may be amended or modified from time to time in accordance with the terms hereof.

          "Plan Warrant Agreement" means that certain Warrant Agreement in the form of Exhibit 15 hereto, subject to non-substantive changes.

          "Plan Warrants" means warrants exercisable not later than the fourth
(4th) anniversary of the Consummation Date entitling the holder thereof to acquire one share of Newco Common Stock, subject to customary anti-dilution protections, based upon an exercise price of seventeen dollars and twenty-five cents ($17.25) per share and otherwise upon the terms and conditions contained in the Plan Warrant Agreement.

          "Priority Non-Tax Claim" means any Claim of a kind specified in section 507(a)(2), (3), (4), (5), (6), (7) or (9) of the Bankruptcy Code.

          "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

          "Professional Fee Reimbursement Notes" means the Avoidance Professional Fee Reimbursement Note and the MAFCO Professional Fee Reimbursement Note.

          "Proponents" means Toy Biz and the Secured Lenders.

          "Qualifying Transaction" means a transaction to be closed not later than ten (10) days after the Confirmation Date to acquire all or a portion of the capital stock of Newco which transaction generates Net Cash Proceeds equal to or greater than the sum of (i) the Toy Biz Cash Distribution, (ii) the Required Secured Lender Consideration, and (iii) the amounts (other than Excess Proceeds) due to holders of Allowed Unsecured Claims pursuant to Section 4.4(a)(ii) hereof, provides for the issuance and distribution by the purchaser of warrants substantially identical to the Stockholder Series A Warrants, Stockholder Series B Warrants, and Stockholder C Warrants otherwise required to be distributed pursuant to this Plan of Reorganization, is otherwise consistent with the terms of this Plan of Reorganization and has been approved as to the Newco Guaranty by Requisite Panini Lender Consent.

          "Ratable Proportion" means, with reference to any distribution on account of any Allowed Claim or Allowed Equity interest in any class or subclass, as applicable, a distribution equal in amount to the ratio(as a percentage) that the amount of such Allowed Claim or Allowed Equity interest, as applicable, bears to the aggregate amount of Allowed Claims or Allowed Equity Interests of the same class or subclass, as applicable.

          "Releasing Party" has the meaning given to it in the Stipulation and Agreement.

          "Reorganization Cases" means the cases commenced under chapter 11 of the Bankruptcy Code by the Debtors.

          "Required Secured Lender Consideration" means four hundred and thirty five million dollars ($435,000,000) in Cash payable in respect of the Fixed Senior Secured Claims or such other amount which has been approved by Requisite Secured Lender Consent.

          "Requisite Panini Lender Consent" means the written consent of holders of Designated Contingent Senior Secured Claims holding a majority in dollar amount of the aggregate Designated Contingent Senior Secured Claims.

          "Requisite Secured Lender Consent" means the written consent of holders of Designated Fixed Senior Secured Claims holding at least eighty five percent (85%) in amount of such Designated Fixed Senior Secured Claims.

          "Restructured Panini Loan Documents" means loan documents (i) extending the maturity of the Panini Obligations until thirty-six (36) months after the earlier of (a) the Consummation Date or (b) March 31, 1998; (ii) providing that interest in respect of the obligations evidenced by the Existing Panini Senior Credit Agreements shall be paid monthly at the non-default rate thereof; (iii) providing that interest in respect of the obligations evidenced by the Existing Panini Junior Credit Agreements may, at the election of Newco, be paid in Cash or in kind by the issuance of additional notes on a quarterly basis on the last day of March, June, September and December until December 31, 1998, in either case at the non-default rate thereof; (iv) containing customary and reasonable defaults for a transaction of this nature, it being understood and agreed that all defaults which predate the Consummation Date shall be waived and that there shall be no events of default which are inconsistent with the transactions contemplated hereby; (v) requiring Panini to commence paying interest in respect of the obligations evidenced by the Existing Panini Junior Credit Agreements, at the non-default rate thereof, in Cash by making one quarterly Cash interest payment as of January 1, 1999 (on the principal amount thereof including any capitalized amounts) in advance, and thereafter making quarterly Cash interest payments (on the principal amount thereof including any capitalized amounts) in arrears on the last day of March, June, September and December until maturity, it being understood that the first quarterly interest payment in arrears will be due on June 30, 1999 and that no payment will be due on March 31, 1999; (vi) fixing the non-default rate of interest in respect of the Panini Obligations at the same rate as in the Existing Panini Credit Agreements; (vii) fixing the default rate of interest in respect of the Panini Obligations at two hundred (200) basis points above the non-default rate of interest in the Existing Panini Credit Agreements; (viii) containing cure periods consistent with those contained in the Existing Panini Credit Agreements but in no event less than five (5) Business Days; and (ix) which are otherwise in form and substance reasonably acceptable to Toy Biz and the Panini Lenders.

          "Restructured Panini Obligations" means all of the obligations under the Restructured Panini Loan Documents.

          "Resulting Claim" means any Claim arising pursuant to section 502(h) of the Bankruptcy Code from the recovery of property under section 550 of the Bankruptcy Code.

          "Schedules" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended.

          "Secured Claim" means a Claim secured by a Lien on Collateral to the extent of the value of such Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code or, in the event that such Claim is subject to setoff under section 553 of the Bankruptcy Code, to the extent of such setoff.

          "Secured Lenders" means those holders of Senior Secured Claims set forth on Exhibit 16 hereof.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Senior Secured Claim" means any Contingent Senior Secured Claim and any Fixed Senior Secured Claim.

          "Settlement Amount" means three million five hundred thousand dollars ($3,500,000) in Cash.

          "Shareholder Agreement" means a shareholders' agreement by and between Isaac Perlmutter, Isaac Perlmutter, T.A., Zib Inc., Avi Arad, the New Investors and the Secured Lenders in form and substance reasonably acceptable to each of the foregoing and Toy Biz.

          "Standstill Agreements" means the Agreements to be executed and delivered by High River, Westgate and certain of their Affiliates on the Consummation Date in the form of Exhibit 17 hereto, subject to non-substantive changes.

          "Stipulation and Agreement" means the Stipulation and Agreement Effecting Consensual Amendment to the Third Amended Joint Plan of Reorganization Proposed by the Secured Lenders and Toy Biz, Inc. dated as of July 30, 1998 by and among Toy Biz, Isaac Perlmutter, Isaac Perlmutter T.A., Zib Inc., Avi Arad, Joseph M. Ahearn, James S. Carluccio, Alan Fine, James F. Halpin, Morton E. Handel, Alfred A. Piergallini, Donald E. Rosenblum, Paul R. Verkuil, Mark Dickstein, Dickstein & Co. L.P., Dickstein Focus Fund, L.P., Dickstein International Limited, Dickstein Partners L.P., DPI, the Trustee, Chase individually and on behalf of those holders of Senior Secured Claims which authorize Chase to sign the Stipulation and Agreement on their behalf pursuant to the Master Agreement Amendment, Chase as a holder of a DIP Claim, CIBC, Inc. as a holder of a DIP Claim, Goldman Sachs Credit Partners L.P. as a holder of a DIP Claim, Lehman Commercial Paper Inc. as a holder of a DIP Claim, The Long Term Credit Bank of Japan, Ltd., Los Angeles Agency as a holder of a DIP Claim, The Sumitomo Bank, Limited as a holder of a DIP Claim, High River,

Carl Icahn, Westgate, Vincent Intrieri, LaSalle, the Creditors Committee and the Equity Committee.

          "Stockholder Series A Warrants" means warrants exercisable on or before the third (3rd) anniversary of the Consummation Date entitling the holder thereof to acquire one share of Newco Common Stock, subject to customary anti-dilution protections, based upon an initial exercise price of twelve dollars ($12.00) per share and otherwise upon the terms and conditions contained in the Stockholder Series A Warrant Agreement.

          "Stockholder Series B Warrants" means warrants entitling the holder thereof to acquire one share of Convertible Preferred Stock at an initial exercise price of ten dollars and sixty-five cents($10.65) per share, subject to increase as provided in the Stockholder Series B Warrant Agreement and subject to customary anti-dilution protections, which warrants will be issued in one or more series, with all such warrants having the same Warrant Distribution Date constituting the same series and with the warrants in each such series being exercisable until the first (1st) Business Day occurring more than six months after the Warrant Distribution Date of such series, and otherwise having the terms and conditions contained in the Stockholder Series B Warrant Agreement.

          "Stockholder Series C Warrants" means warrants exercisable on or before the fourth (4th) anniversary of the Consummation Date entitling the holder thereof to acquire one share of Newco Common Stock, subject to customary anti-dilution protections, based upon an initial exercise price of eighteen dollars and fifty cents ($18.50) per share and otherwise upon the terms and conditions contained in the Stockholder Series C Warrant Agreement.

          "Stockholder Series A Warrant Agreement" means that certain Warrant Agreement in the form of Exhibit 18 hereto, subject to non-substantive changes.

          "Stockholder Series B Warrant Agreement" means that certain Warrant Agreement in the form of Exhibit 19 hereto, subject to non-substantive changes.

          "Stockholder Series C Warrant Agreement" means that certain Warrant Agreement in the form of Exhibit 20 hereto, subject to non-substantive changes.

          "Subsidiary Equity Interests" means the Equity Interests in any of the Debtors held by any of the other Debtors.

          "Substantial Contribution Application" means any application for compensation or reimbursement of expenses pursuant to sections 503(b)(3) or (4) of the Bankruptcy Code.

          "Term Loan Facility" means a term loan facility or other financing arrangement for Newco and its subsidiaries in the amount of at least two hundred million dollars ($200,000,000) less any amount by which the Working Capital Facility exceeds fifty million dollars ($50,000,000) that may be secured by all or substantially all of the assets of Newco upon market rate terms and conditions and otherwise in form and substance reasonably acceptable to the Proponents.

          "Toy Biz" means Toy Biz, Inc., a Delaware corporation.

          "Toy Biz Cash Distribution" means an amount of Cash equal to the aggregate of (a) two hundred and eighty million dollars ($280,000,000), (b) any commitment or facility fees actually paid in connection with obtaining financing commitments required by this Plan of Reorganization, (c) the fees, expenses and costs of Toy Biz's attorneys, investment bankers, and other professionals incurred in connection with the Reorganization Cases and the transactions contemplated hereby, including, without limitation, in connection with or related to the preparation of any proxy statement, the making of any securities registration and the solicitation of any proxies for Toy Biz in an amount not to exceed in the aggregate (i) three million five hundred thousand dollars ($3,500,000) for the period through and including November 30, 1997, (ii) one million dollars ($1,000,000) for a fairness opinion, (iii) one million, five hundred thousand dollars ($1,500,000) as a success fee, and (iv) an average of six hundred and twenty-five thousand dollars ($625,000) per month thereafter through and including the Consummation Date, and (d) the Breakup Fee.

          "Transaction" means the transactions contemplated by the Merger Agreement, and/or, to the extent applicable, the documents governing any Qualifying Transaction.

          "Transmittal Material" shall mean the materials in the form of Exhibit 21 hereto, subject to non-substantive changes, which shall be distributed in connection with all Warrants distributed pursuant to this Plan of Reorganization.

          "Trustee" means John J. Gibbons solely in his capacity as chapter 11 trustee for the Debtors.

          "Unsecured Claim" means any Claim against a Debtor that is not an Administration Expense Claim, a Priority Non-Tax Claim, a Priority Tax Claim, a DIP Claim, a Secured Claim, a Class Securities Litigation Claim, the LaSalle Claim or any deficiency Claim in respect of any Senior Secured Claim.

          "Unsecured Creditor Payment" means Cash in an amount equal to fifteen percent (15%) of the aggregate amount of Allowed Unsecured Claims plus two million dollars ($2,000,000), but in no event more than eight million dollars ($8,000,000) in the aggregate.

          "U.S. Trustee" means the United States Trustee appointed under section 581, title 28, United States Code to serve in the District of Delaware.

          "Warrant Liquidation Agent" means a financial institution to be selected by Toy Biz no later than the Consummation Date subject to the approval of the Trustee not to be unreasonably withheld or delayed and retained by Newco pursuant to the Warrant Liquidation Agency Agreement.

          "Warrant Liquidation Agency Agreement" means an agreement in form and substance reasonably satisfactory to the Proponents and the Trustee.

          "Warrant Distribution Date" means the first to occur of (i) the date on which Newco substantially completes the distribution of a series of Stockholder Series B Warrants to the record holders of the applicable Claims or Equity Interest in accordance with this Plan of Reorganization, or (ii) the date on which such Stockholder Series B Warrants are distributed to the Warrant Liquidation Agent.

          "Warrants" means the Plan Warrants, the Stockholder Series A Warrants, the Stockholder Series B Warrants and the Stockholder Series C Warrants.

          "Westgate" means Westgate International L.P.

          "Working Capital Facility" means a revolving credit loan facility for Newco and its subsidiaries in an amount of at least fifty million dollars ($50,000,000) less the amount by which the Term Loan Facility exceeds two hundred million ($200,000,000) upon market rate terms and conditions and otherwise in form and substance reasonably acceptable to the Proponents.

     B.   Interpretation; Application of
          Definitions and Rules of Construction
          -------------------------------------

          Unless otherwise specified, all Section, schedule or exhibit references in this Plan of Reorganization are to the respective Section in, article of, or schedule or exhibit to, this Plan of Reorganization, as the same may be amended, waived, or modified from time to time. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Plan of Reorganization as a whole and not to any particular

Section, subsection or clause contained in this Plan of Reorganization. Except as otherwise expressly provided herein, a term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of this Plan of Reorganization. The headings in this Plan of Reorganization are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

     C.   Exhibits and Schedules
          ----------------------

          All Exhibits and Schedules to this Plan of Reorganization are contained in a supplemental Exhibit filed with the Clerk of the Bankruptcy Court contemporaneously herewith.

     SECTION 2. PROVISIONS FOR PAYMENT OF ADMINISTRATION EXPENSE CLAIMS AND PRIORITY TAX CLAIMS
                 -------------------

          2.1  Administration Expense Claims.
               -----------------------------

          On the Consummation Date, each holder of an Allowed Administration Expense Claim (including all DIP Claims) shall be paid by Newco on account of such Allowed Administration Expense Claim an amount in Cash equal to the amount of such Allowed Administration Expense Claim, except to the extent that any entity entitled to payment of any Allowed Administration Expense Claim agrees to a different treatment of such Administration Expense Claim; provided, that Allowed Administration Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors in Possession shall be assumed and paid by Newco in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to such transactions.

          This Plan of Reorganization constitutes a motion by the Proponents to fix a bar date for the filing of Administrative Expense Claims other than the Administration Expense Claims treated under Section 2.2 hereof, which shall be a date fixed by order of the Bankruptcy Court.

          2.2  Compensation and Reimbursement Claims.
               -------------------------------------

          All entities seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Consummation Date under section 330 or 503(b)(2) of the Bankruptcy Code (a) shall file their respective final applications for allowances of compensation for services rendered and reimbursement of expenses incurred by the date that is forty-five (45) days after the Consummation Date and, if granted such an award by the Bankruptcy Court, (b) shall be paid in full by Newco in such amounts as are allowed by the Bankruptcy Court (i) upon the later of (A) the Consummation Date, and (B) the date upon which the order relating to any such Administration Expense Claim becomes a Final Order or (ii) upon such other terms as may be mutually agreed upon between such holder of an Administration Expense Claim and the Proponents or, on and after the Consummation Date, Newco.

          2.3  Priority Tax Claims.
               -------------------

          On the Consummation Date, each holder of an Allowed Priority Tax Claim shall be distributed on account of such Allowed Priority Tax Claim a payment in Cash equal to the amount of such Allowed Priority Tax Claim.

     SECTION 3. CLASSIFICATION OF CLAIMS
                AND EQUITY INTERESTS
                ------------------------

          Claims against and Equity Interests in the Debtors are divided into the following classes:

Class 1   _   Priority Non-Tax Claims

Class 2   _   Senior Secured Claims

     Subclass 2A    -  Fixed Senior Secured Claims
     Subclass 2B    -  Contingent Senior Secured Claims

Class 3   -   Other Secured Claims

     Subclass 3A    -  Entertainment
     Subclass 3B    -  The Asher Candy Company
     Subclass 3C    -  Fleer Corp.
     Subclass 3D    -  Frank H. Fleer Corp.
     Subclass 3E    -  Heroes World Distribution, Inc.
     Subclass 3F    -  Malibu Comics Entertainment, Inc.
     Subclass 3G    -  Marvel Characters, Inc.
     Subclass 3H    -  Marvel Direct Marketing Inc.
     Subclass 3I    -  SkyBox International Inc.

Class 4   -   Unsecured Claims

     Subclass 4A    -  Entertainment
     Subclass 4B    -  The Asher Candy Company
     Subclass 4C    -  Fleer Corp.
     Subclass 4D    -  Frank H. Fleer Corp.
     Subclass 4E    -  Heroes World Distribution, Inc.
     Subclass 4F    -  Malibu Comics Entertainment, Inc.
     Subclass 4G    -  Marvel Characters, Inc.
     Subclass 4H    -  Marvel Direct Marketing Inc.
     Subclass 4I    -  SkyBox International Inc.
     Subclass 4J    -  Intercompany Claims
     Subclass 4K    -  LaSalle Claim

Class 5   -   Class Securities Litigation Claims

Class 6   -   Equity Interests

     Subclass 6A    -  Entertainment
     Subclass 6B    -  Subsidiary Equity Interests

Class 7   -   Existing Warrants

     SECTION 4.  PROVISIONS FOR TREATMENT OF CLAIMS
                 AND EQUITY INTERESTS UNDER THE PLAN
                 -----------------------------------

          4.1  Priority Non-Tax Claims (Class 1).
               ---------------------------------

          On the Consummation Date, each holder of an Allowed Priority Non-Tax Claim shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of its Allowed Priority Non-Tax Claim.

          4.2  Senior Secured Claims (Class 2).
               -------------------------------

               (a)  Allowance of Senior Secured Claims. On the Consummation
                    ----------------------------------
Date, the Claims of each holder of a Senior Secured Claim under each of the Existing Credit Agreements shall be allowed in an amount equal to the amount owing to such holder under the applicable Existing Credit Agreement as of the date hereof, together with interest, fees, charges and other amounts owing under the Existing Credit Agreement through the Consummation Date, but in no event more than an amount equal to the sum of (i) the value of the Collateral as of the Consummation Date securing such Senior Secured Claim, and (ii) any Claim for adequate protection relating to the Collateral, arising out of that certain Revolving Credit Guaranty Agreement by and among Entertainment, the other Debtors and Chase dated December 27, 1996, the order entered by the Bankruptcy Court on January 24, 1997, or any amendments entered into or further orders entered by the Bankruptcy Court with respect to either of the foregoing.

               (b)  Treatment of Allowed Fixed Senior Secured Claims (Subclass
                    ----------------------------------------------------------
2A).
---

                    (i) No Qualifying Transaction.
                        -------------------------

          (A)  Distributions.  In the event that no Qualifying Transaction
               -------------
closes, each holder of an Allowed Fixed Senior Secured Claim shall be distributed, subject to increase or decrease pursuant to Section 9.5 hereof, on the Consummation Date, in full and complete satisfaction and discharge of its Fixed Senior Secured Claims, its Ratable Proportion of:

     (1) two hundred thirty one million, seven hundred and fifty thousand dollars ($231,750,000) in Cash less the sum of (a) the actual amount distributed to the holders of DIP Claims for permanent application against principal from the proceeds of the sale of the Confection Business, and (b) all other amounts paid to satisfy the outstanding principal amount of the DIP Claims (exclusive of any increase in the amount of the DIP Claims from and after October 7, 1997 including, without limitation, any interest or charges which may accrue and all amounts advanced under the DIP Credit Agreements);

     (2) thirteen million, one hundred thousand (13,100,000) shares of Newco Common Stock;

     (3) seven million nine hundred thousand (7,900,000) shares of Convertible Preferred Stock;

     (4) [intentionally deleted];

     (5) one thousand (1,000) shares of new common stock of each of the Debtors other than Entertainment representing one hundred percent (100%) of the issued and outstanding stock of such Debtors, which stock shall be transferred to Newco in accordance with section 6.15 hereof;

     (6) the right to purchase up to forty million dollars ($40,000,000) of Convertible Preferred Stock of Newco as New Investors that would otherwise be issued to the New Investors set forth on Exhibit 12; and

     (7) four and nine tenths percent(4.9%) of the Net Avoidance Litigation Proceeds to be distributed pursuant to Section 7.4(a) hereof.

Subject to the preceding sentence and without duplication, Chase and the holders of Senior Secured Claims shall be reimbursed for all of the professional fees, costs and expenses of professionals engaged by Chase in its capacity as agent or to act on behalf of all holders of Senior Secured Claims, including, without limitation, all fees and expenses of counsel and financial advisors incurred in connection with the Reorganization Cases, provided, however, that in no event
                                          --------  -------
shall the aggregate value (as of the Consummation Date) of the property distributed to holders of Fixed Senior Secured Claims exceed the amount of such Fixed Senior Secured Claims or the sum of (i) the value (as of the Consummation
Date), of the collateral securing such Fixed Senior Secured Claims, and (ii) any Claim for adequate protection relating to the collateral, arising out of that certain Revolving Credit Guaranty Agreement by and among Entertainment, the other Debtors and Chase dated December 27, 1996, the order entered by the Bankruptcy Court on January 24, 1997, or any amendments entered into or further orders entered by the Bankruptcy Court with respect to either of the foregoing.

          (B)  Intentionally Deleted.
               ---------------------

                 (ii)  Qualifying Transaction.  In the event of a Qualifying
                       ----------------------
Transaction, each holder of an Allowed Fixed Senior Secured Claim shall be distributed on the Consummation Date, in full and complete satisfaction and discharge of its Fixed Senior Secured Claims, its Ratable Proportion of all consideration received in connection with such transaction other than (i) the Toy Biz Cash Distribution, and (ii) any property to be distributed pursuant to Sections 2, 4.1, 4.2(c), 4.3, 4.4, 4.5 and 4.6 hereof; provided, however, that
                                                       --------  -------
in no event shall the holders of Allowed Fixed Senior Secured Claims receive more than payment in full in accordance with the Existing Fleer Credit Agreements.

                 (c)   Treatment of Allowed Contingent Senior Secured Claims
                       -----------------------------------------------------
(Subclass 2B).
-------------

                       (i)  No Panini Liquidation Event. If no Panini
                            ---------------------------
Liquidation Event occurs on or prior to Consummation Date, the holders of Allowed Contingent Senior Secured Claims shall receive, on the Consummation Date, in full and complete satisfaction and discharge of their Contingent Senior Secured Claims, the Newco Guaranty of the Restructured Panini Obligations.

                       (ii) Panini Liquidation Event. If a Panini Liquidation
                            ------------------------
Event occurs on or prior to Consummation Date, the holders of Allowed Contingent Senior Secured Claims shall receive, on the Consummation Date, in full and complete satisfaction and discharge of their Contingent Senior Secured Claims, their Ratable Proportion of the New Panini Securities and thirteen million dollars ($13,000,000) of Cash.

          4.3  Other Secured Claims (Class 3).
               ------------------------------

          On the Consummation Date, each holder of an Allowed Other Secured Claim in each subclass of Class 3 (Other Secured Claims) shall in full and complete satisfaction and discharge of its Other Secured Claim (a) be distributed on account of such Allowed Other Secured Claim Cash equal to such Allowed Other Secured Claim, (b) be distributed on account of such Allowed Other Secured Claim the Collateral securing such Allowed Other Secured Claim or (c) have such Allowed Other Secured Claim reinstated as against the applicable Reorganized Debtor and made unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable non-bankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand and receive payment of such Claim prior to the stated maturity of such Claim from and after the occurrence of a default. Such treatment shall be determined by the Proponents.

          4.4  Unsecured Claims (Class 4).
               --------------------------

               (a)  Distributions.
                    -------------

                    (i) No Qualifying Transaction.
                        -------------------------

                    In the event that no Qualifying Transaction occurs and except as set forth in Sections 4.4(b) and 4.4(c) hereof, in full and complete satisfaction and discharge of its Allowed Unsecured Claim, each holder of an Allowed Unsecured Claim in each of Subclass 4A (Entertainment), Subclass 4B (The Asher Candy Company), Subclass 4C (Fleer Corp.), Subclass 4D (Frank H. Fleer Corp.), Subclass 4E (Heroes World Distribution, Inc.), Subclass 4F (Malibu Comics Entertainment, Inc.), Subclass 4G (Marvel Characters, Inc.), Subclass 4H (Marvel Direct Marketing Inc.) and Subclass 4I (Skybox International Inc.)of Class 4 (Unsecured Claims) shall, to the extent not paid prior to the Consummation Date, be distributed, subject to increase or decrease pursuant to
Section 9.5 hereof:

     (1) its Ratable Proportion of the Unsecured Creditor Payment;


     (2) its Ratable Proportion of one million (1,000,000) Plan Warrants plus three (3) Plan Warrants for each eighty dollars ($80) of Allowed Unsecured Claims in excess of twenty million dollars ($20,000,000) but in no event more than one million seven hundred and fifty thousand (1,750,000) Plan Warrants in the aggregate;

     (3) its Ratable Proportion of the thirty percent (30%) interest in the Net Avoidance Litigation Proceeds to be distributed pursuant to Section 7.4(b) hereof;

     (4) its Ratable Proportion of the first four million five hundred thousand dollars ($4,500,000) of Net MAFCO Litigation Proceeds plus a thirty percent (30%) interest in any Net MAFCO Litigation Proceeds in excess of four million five hundred thousand dollars ($4,500,000) to be distributed pursuant to Section 7.4(b) hereof; and

     (5) its Ratable Proportion of eight hundred thirty two thousand five hundred (832,500) Stockholder Series A Warrants, nine hundred thirty six thousand five hundred sixty three (936,563) Stockholder Series B Warrants, and one million six hundred eighteen thousand seven hundred fifty (1,618,750) Stockholder Series C Warrants.

The number of Warrants to be distributed hereunder is subject to increase or decrease pursuant to Section 9.5 hereof.

                    (ii) Qualifying Transaction.
                         ----------------------

                    In the event that a Qualifying Transaction occurs and except as set forth in Sections 4.4(b) and 4.4(c) hereof, in full and complete satisfaction and discharge of its Allowed Unsecured Claim, each holder of an Allowed Unsecured Claim in each of Subclass 4A (Entertainment), Subclass 4B (The Asher Candy Company), Subclass 4C (Fleer Corp.), Subclass 4D (Frank H. Fleer Corp.), Subclass 4E (Heroes World Distribution, Inc.), Subclass 4F (Malibu Comics Entertainment, Inc.), Subclass 4G (Marvel Characters, Inc.), Subclass 4H (Marvel Direct Marketing Inc.) and Subclass 4I (Skybox International Inc.) of Class 4 (Unsecured Claims) shall, to the extent not paid prior to the Consummation Date, be distributed the same property as set forth in Section 4.4(a)(i) above except that each holder of an Allowed Unsecured Claim shall receive in lieu of the Plan Warrants to be distributed pursuant to Section 4.4(a)(i)(2) above one dollar and thirty cents ($1.30) for each Plan Warrant which would have otherwise been distributed to such holder. In addition, holders of Allowed Unsecured Claims shall receive all Excess Proceeds until all holders of Allowed Unsecured Claims have received payment in full.

               (b)  Intercompany Claims. Each holder of an Allowed Intercompany
                    -------------------
Claim shall receive, in full and complete satisfaction and discharge of its Intercompany Claim, its Ratable Proportion of one dollar ($1). In lieu thereof, at the election of the Proponents, any Intercompany Claims shall be treated as contributions to the capital of the obligor on such Intercompany Claims.

               (c)  LaSalle Claim.  LaSalle shall receive the LaSalle Settlement
                    -------------
Amount in full and complete satisfaction and discharge of the LaSalle Claim; provided, however, that nothing contained herein shall be construed as a
--------  -------
discharge of obligations (other than those of the Debtors and their subsidiaries) under the Indentures.

          4.5  Class Securities Litigation Claims (Class 5).
               --------------------------------------------

               (a)  Distributions.  Subject to allocation between holders of
                    -------------
Allowed Class Securities Litigation Claims and holders of Allowed Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests) in accordance with Section 4.5(b) hereof, each holder of an Allowed Class Securities Litigation Claim shall be distributed, in full and complete satisfaction and discharge of its Allowed Class Securities Litigation on account of such Allowed Class Securities Litigation Claim its Ratable Proportion of (i) two million eight hundred sixty seven thousand five hundred (2,867,500) Stockholder Series A Warrants, (ii) one million eight hundred thirty eight thousand four hundred thirty eight (1,838,438) Stockholder Series B Warrants, (iii) four million eight hundred fifty six thousand two hundred fifty (4,856,250) Stockholder Series C Warrants, and (iv) Net MAFCO Litigation Proceeds in the amounts set forth in Section 7.4 below, and, in the event a Qualifying Transaction closes pursuant to which holders of Fixed Senior Secured Claims and holders of Unsecured Claims are paid in full, all Excess Proceeds not distributed to holders of Unsecured Claims. The number of Warrants distributed hereunder is subject to increase or decrease pursuant to Section 9.5 hereof.

               (b)  Calculation of Distribution.  For purposes of effecting
                    ---------------------------
distributions hereunder on account of Allowed Class Securities Litigation Claims and Allowed Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests), any judgment evidencing any Allowed Class Securities Litigation Claim shall be converted into an implied number of shares of common stock of Entertainment calculated as the quotient of (i) the aggregate amount of any such judgment, divided by (ii) the average of intraday high and low average sales prices of a share of common stock of Entertainment on the New York Stock Exchange, as reported in The Wall Street Journal (National Edition) for the ten
                         -----------------------
consecutive trading days ending on the trading day immediately preceding the date of the commencement of any action underlying any Allowed Class Securities Litigation Claim.

               (c)  Parity of and Limitation on Distributions. The distributions
                    -----------------------------------------
to be made under this Section 4.5 on account of Allowed Class Securities Litigation Claims shall be made on the basis of parity with the Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests) and subject to the limitation that holders of Allowed Class Securities Litigation Claims and Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests) shall only be entitled to a single recovery on account of such Claims and Equity Interests.

          4.6  Equity Interests (Class 6).
               --------------------------

               (a)  Entertainment (Subclass 6A).
                    ---------------------------

                    (i)  Distributions. Subject to allocation between holders of
                         -------------
Allowed Class Securities Litigation Claims and holders of Allowed Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests) in accordance with Section 4.5(b) and 4.5(c) hereof, each holder of record of an Allowed Equity Interest in Subclass 6A (Entertainment) of Class 6 (Equity Interests) as of the Consummation Date shall be distributed, in full and complete satisfaction and discharge of such Allowed Equity Interest, on account of such Allowed Equity

Interest its Ratable Proportion of (i) two million eight hundred sixty seven thousand five hundred (2,867,500) Stockholder Series A Warrants, (ii) one million eight hundred thirty eight thousand four hundred thirty eight (1,838,438) Stockholder Series B Warrants, (iii) four million eight hundred fifty six thousand two hundred fifty (4,856,250) Stockholder Series C Warrants, and (iv) Net MAFCO Litigation Proceeds in the amounts set forth in Section 7.4 below, and in the event a Qualifying Transaction closes pursuant to which holders of Fixed Senior Secured Claims and holders of Unsecured Claims are paid in full, all Excess Proceeds not distributed to holders of Unsecured Claims. The number of Warrants distributed hereunder is subject to increase or decrease pursuant to Section 9.5 hereof.

                    (ii)  Parity of and Limitation on Distributions. The
                          -----------------------------------------
distributions to be made under this Section 4.6 on account of Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests) shall be made on the basis of parity with the Allowed Class Securities Litigation Claims and subject to the limitation that holders of Allowed Class Securities Litigation Claims and Equity Interests in Subclass 6A (Entertainment) of Class 6 (Equity Interests) shall only be entitled to a single recovery on account of such Claims and Equity Interests.

               (b)  Subsidiary Equity Interest (Subclass 6B). On the
                    ----------------------------------------
Consummation Date, all Subsidiary Equity Interests shall be canceled, and the holders of Subsidiary Equity Interests shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Subsidiary Equity Interest.

          4.7  Existing Warrants (Class 7).
               ---------------------------

          On the Consummation Date, the Existing Warrants shall be canceled, and the holders of Existing Warrants shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Equity Interests in Class 7 (Existing Warrants).

     SECTION 5. IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED AND NOT IMPAIRED UNDER THE PLAN; ACCEPTANCE OR REJECTION OF THE PLAN
                 --------------------------------------------------------------

          5.1  Holders of Claims and Equity Interests Entitled to Vote.
               -------------------------------------------------------

          Each of Class 1 (Priority Non-Tax Claims), Class 2 (Senior Secured Claims), Class 3 (Other Secured Claims), Class 4 (Unsecured Claims), Class 5 (Class Securities Litigation Claims), Subclass 6A (Marvel Entertainment Group) of Class 6 (Equity

Interests), Subclass 6B (Subsidiary Equity Interests) of Class 6 (Equity Interests) and Class 7 (Existing Warrants) and, as applicable, each subclass thereof, are impaired hereunder.

          5.2  Nonconsensual Confirmation.
               --------------------------

          The Proponents hereby move to have the Bankruptcy Court confirm this Plan of Reorganization under section 1129(b) of the Bankruptcy Code.

          5.3  Severability of Plan of Reorganization.
               --------------------------------------

          This Plan of Reorganization is, severally, a plan of reorganization for each of the Debtors. In the event that this Plan of Reorganization is not confirmed for all Debtors, then this Plan of Reorganization may not be confirmed for any Debtor without the consent of each of the Proponents, provided, however,
                                                              --------  -------
that this Plan of Reorganization may be confirmed if it can be confirmed for all Debtors other than Immaterial Debtors.

     SECTION 6.   MEANS OF IMPLEMENTATION
                  -----------------------

          6.1  Closing of Transaction.
               ----------------------

          On the Consummation Date, the closing of the Transaction shall occur in accordance with the Merger Agreement and, in the event of a Qualifying Transaction, any other applicable document on the terms and subject to the conditions contained in such Merger Agreement and/or other applicable document, free and clear of all Liens, claims, encumbrances and interests. In connection therewith, all outstanding letters of credit or other similar obligations as set forth on Schedule 6.1 hereto issued for the account of any of the Debtors or the Debtors in Possession under the Existing Credit Agreements or the DIP Credit Agreement, as applicable, shall be (a) canceled and terminated with Chase receiving releases reasonably acceptable to Chase from the beneficiaries thereof, or (b) Newco shall issue a back to back letter of credit in form and substance reasonably acceptable to Chase. In the event that any of the letters of credit set forth on Schedule 6.1 hereto are drawn prior to the Consummation Date, Newco shall reimburse Chase for all amounts (including interest at the non-default rate provided for in the Existing Credit Agreements, fees and other charges) incurred solely in respect of any such letters of credit.

          6.2  Derivative Securities Litigation Claims.
               ---------------------------------------

          Any derivative securities litigation claims are property of the estate of Entertainment under section 541 of the Bankruptcy Code and shall become the property of Newco.

          6.3  Board of Directors of the Reorganized Debtors.
               ---------------------------------------------

          The Board of Directors of Newco immediately following the Consummation Date shall consist of six (6) individuals designated by Toy Biz and the New Investors and five (5) individuals designated by the Secured Lenders. The members of the Board of Directors of Newco, assuming its formation, are or shall be stated in a filing to made with the Bankruptcy Court prior to the Consummation Date. Thereafter, and subject to the Shareholder Agreement, the Board of Directors of Newco shall be elected in accordance with the Charter and Bylaws.

          6.4  Officers of the Reorganized Debtors.
               -----------------------------------

          The initial officers of Newco shall be determined by the Proponents. The selection of officers of the Reorganized Debtors after the Consummation Date shall be as provided in the Charter and Bylaws.

          6.5  Distribution to New Investors.
               -----------------------------

          In the event that no Qualifying Transaction closes, the New Investors shall receive nine million (9,000,000) shares of Convertible Preferred Stock on the Consummation Date in exchange for ninety million dollars ($90,000,000) in Cash.

          6.6  Toy Biz Distribution.
               --------------------

               (a)  No Qualifying Transaction.
                    -------------------------

          In the event that no Qualifying Transaction closes, holders of Toy Biz common stock (other than the Debtors) shall continue to hold the twenty million, three hundred and fifty-two thousand, one hundred twenty-seven (20,352,127) shares of Toy Biz common stock held by them on the Consummation Date and Characters shall continue to hold the seven million three hundred ninety four thousand (7,394,000) shares of Toy Biz common stock held by it.

               (b)  Qualifying Transaction.
                    ----------------------

          In the event that a Qualifying Transaction closes, holders of Toy Biz common stock (other than the Debtors) shall receive on the Consummation Date an amount of Cash equal to the Toy Biz Cash Distribution less the Breakup Fee and certain professional fees which net amount shall be payable in immediately available funds in accordance with instructions to be provided to the Debtors by Toy Biz on or before the Consummation Date.

          6.7  Fees to New Investors.
               ---------------------

                (a) Professional Fees.  On the Consummation Date, DPI as a New
                    -----------------
Investor committing to purchase Convertible Preferred Stock under the Convertible Preferred Stock Purchase Agreement shall be reimbursed by Newco in an amount not to exceed two hundred thousand dollars ($200,000) for all of the professional fees, costs and expenses incurred solely in connection with the preparation and negotiation of the Convertible Preferred Stock Purchase Agreement and related agreements and documentation, it being understood that DPI shall not be reimbursed for any other professional fees, costs or expenses relating to these Reorganization Cases paid to its personal counsel including, without limitation, any litigation relating to the Reorganization Cases, this Plan of Reorganization, the Convertible Preferred Stock Purchase Agreement or Toy Biz.

                (b) Breakup Fee. In the event that a Qualifying Transaction
                    -----------
closes, the Breakup Fee shall be payable in Cash in immediately available funds to DPI or its assignees.

          6.8  Dissolution of Committees.
               -------------------------

          On the Consummation Date, all statutory committees (other than the Creditors Committee to the extent provided in Section 6.16 hereof) appointed by the U.S. Trustee in the Reorganization Cases shall automatically dissolve and such committees shall cease to exercise any functions and be divested of all rights, powers and duties.

          6.9  Intentionally deleted.
               ---------------------

          6.10 Newco Financing.
               ---------------

          In the event that no Qualifying Transaction closes, Toy Biz shall arrange for Newco to obtain the Term Loan Facility, the Working Capital Facility and investors to purchase ninety million dollars ($90,000,000) of Convertible Preferred Stock for ninety million dollars ($90,000,000) in Cash.

          6.11 Vote of Characters' Toy Biz Stock.
               ---------------------------------

          As of the Consummation Date, Characters shall be deemed to have voted all of its Toy Biz common stock in favor of the Merger Agreement, any Qualifying Transaction and the transactions contemplated hereby.

          6.12  Forgiveness of Panini Obligations.
                ---------------------------------

          On the Consummation Date, each of the Debtors shall forgive all monetary obligations of Panini to such Debtor due and payable as of December 31, 1997.

          6.13  Panini Indemnity.
                ----------------

          On the Consummation Date, Newco shall execute and deliver the Panini Indemnity.

          6.14  Outstanding Toy Biz Stock Interests.  Any outstanding Toy Biz
                -----------------------------------
preferred stock or stock options shall be eliminated prior to the Consummation Date or will only dilute the Newco Common Stock to be distributed pursuant to
Section 6.6 hereof.

          6.15  Distribution of Subsidiary Equity Interests.
                -------------------------------------------

                In connection with and in consideration for the distributions to be made under section 4.2(b)(i) hereof by Entertainment on account of the Allowed Fixed Senior Secured Claims, each holder of a Fixed Senior Secured Claim shall transfer to Entertainment, and Entertainment shall acquire by subrogation, all Fixed Senior Secured Claims against any Debtor other than Entertainment. The distributions of shares of new common stock of Debtors other than Entertainment provided for under section 4.2(b)(i)(A)(5) hereof shall be made directly to Newco.

          6.16  Continuation of Creditors Committee.
                -----------------------------------

          From and after the Consummation Date, the Creditors Committee may continue to exist solely for the purposes of monitoring the Claims objection process and performing the functions set forth in Section 7.9 hereof and in the Avoidance Litigation Trust Agreement, it being understood that the reasonable professional fees and expenses of the Creditors Committee and the expenses of its members shall be paid by the Avoidance Litigation Trust in an amount not to exceed one hundred thousand dollars ($100,000) and that neither Newco nor any of its subsidiaries or affiliates shall have any liability therefor.

          6.17 Right to Object to Fees.
               -----------------------

          Nothing contained herein shall be construed as in any way limiting the right of any party in interest to object to any of the fees and expenses of any professionals retained pursuant to sections 327, 328 or 1103 of the Bankruptcy Code.

          6.18  Certain Securities Law Matters.
                ------------------------------

          In the event that the Confirmation Order does not determine that the issuance of the beneficial interests in the Litigation Trusts, Newco Common Stock, the Warrants (including the redistribution of the Warrants by LaSalle to the holders of the Holdings Notes or the sale thereof by LaSalle), the Newco Common Stock issuable on exercise of the Plan Warrants, Stockholder Series A Warrants and the Stockholder Series C Warrants, the Convertible Preferred Stock issuable on exercise of the Stockholder Series B Warrants and the Newco Common Stock issuable on exercise of that Convertible Preferred Stock are exempt from the registration requirements of the Securities Act pursuant to the exemption afforded by Section 1145 of the Bankruptcy Code, Newco will either obtain a no action letter from the Securities and Exchange Commission to the effect that the staff of the Securities and Exchange Commission will not recommend any enforcement action if those issuances are made without registration under the Securities Act pursuant to the exemption afforded by Section 1145 of the Bankruptcy Code or it will register the necessary issuances under the Securities Act reasonably promptly after the Consummation Date. Newco shall use its reasonable efforts to cause Newco Common Stock, the New Panini Securities (if applicable), the Convertible Preferred Stock, Plan Warrants, Stockholder Series A Warrants and Stockholder Series C Warrants to be listed on the New York Stock Exchange or the American Stock Exchange at the time of, or as promptly as reasonably practicable after, the Consummation Date. Newco shall remain subject to the reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and shall file all reports required to be filed thereunder with the Securities and Exchange Commission until Rule 144(k) under the Securities Act becomes applicable to resales of the Plan Warrants, Stockholder Series A Warrants, Stockholder Series C Warrants, shares of Common Stock and Convertible Preferred Stock issued on exercise of Warrants and shares of Common Stock issuable on exercise of those shares of Convertible Preferred Stock, other than resales for the account of persons who are at the time of such resale, or have been within the three months preceding such resale, affiliates of Newco. Newco shall use its reasonable efforts to have the Securities and Exchange Commission declare effective, as promptly as reasonably practicable after the Consummation Date, one or more registration statements under the Securities Act registering (x) the resale by the New Investors of the shares of Convertible Preferred Stock acquired by the New Investors, including, without limitation, shares acquired by holders of Fixed Senior Secured Claims pursuant to Section 4.2(b)(i)(A)(6) hereof and (y) the resale by affiliates (as that term is defined in Rule 405 under the Securities Act) of Newco of (i) shares of Newco Common Stock, (ii) shares of Convertible Preferred Stock, (iii) Stockholder Series A Warrants,

(iv) Stockholder Series B Warrants, (v) Stockholder Series C Warrants,(vi) Newco Common Stock issuable on exercise of the Plan Warrants, Stockholder Series A Warrants and Stockholder Series C Warrants, (vii) Convertible Preferred Stock issuable on exercise of the Stockholder Series B Warrants, (viii) Newco Common Stock, and (ix) Newco Common Stock issuable on conversion of Convertible Preferred Stock, to the extent that the shares and warrants referred to in (i) through (v), the warrants referred to (vi) and (vii) and the Convertible Preferred Stock referred to in (viii) have been issued to those affiliates under the Plan.

          6.19 Settlement Amount.  Immediately prior to the Consummation Date,
               -----------------
Toy Biz shall pay the Settlement Amount to Berlack, Israels & Liberman LLP for the benefit of High River and Westgate.

          6.20 Excess Administration Claims Amount Loan.  On the Consummation
               ----------------------------------------
Date, the New Investors set forth on Exhibit 12 to this Plan of Reorganization in the proportions there identified shall lend Cash to Newco in an amount equal to the Excess Administration Claims Amount and Newco shall execute and deliver the Excess Administration Claims Note to the New Investors.

          6.21   Perlmutter Capital Contribution.  Isaac Perlmutter or one of
                 -------------------------------
his Affiliates other than Toy Biz or one of its subsidiaries shall contribute an amount of Cash as equity to Newco equal to the Perlmutter Capital Contribution.

     SECTION 7.  LITIGATION TRUST
                 ----------------

          7.1  Assignment of Rights.
               --------------------

          (a)  Avoidance Litigation Trust.  On the Consummation Date, (i) each
               --------------------------
of the Debtors and the Avoidance Litigation Trustee shall execute and deliver the Avoidance Litigation Trust Agreement pursuant to which the Debtors shall grant, assign, transfer, convey and deliver to the Avoidance Litigation Trust, without representation, warranty or recourse, for the benefit of the Avoidance Beneficiaries all of the Debtors' right, title and interest in and to any and all Litigation Claims arising pursuant to sections 510, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code including the right to prosecute the motion pursuant to Fed. R. Civ. P. 60(b) filed by the Creditors Committee in December, 1997, provided, however, that such Litigation Claims shall not include
                --------  -------
any Litigation Claim that seeks the recovery of any right, title or interest of any of the Debtors or their subsidiaries in or to any right, title or interest in intellectual property, including without limitation, any right, title or interest in or to Spiderman, X-man or Ironman and (ii) pursuant to the Avoidance Litigation Trust Agreement, the Avoidance Litigation Trustee shall accept the rights and properties assigned and transferred to it and the trust imposed upon it, agree to retain and enforce such Litigation Claims for the benefit of the Avoidance Beneficiaries, further agree to be appointed for such purpose under section 1123(b)(3)(B) of the Bankruptcy Code and hold the Net Avoidance Litigation Proceeds in trust for the Avoidance Beneficiaries.

          (b)  MAFCO Litigation Trust.  On the Consummation Date, (i) each of
               ----------------------
the Debtors and the MAFCO Litigation Trustees shall execute and deliver the MAFCO Litigation Trust Agreement pursuant to which the Debtors shall grant, assign, transfer, convey and deliver to the MAFCO Litigation Trust, without representation, warranty or recourse, for the benefit of the MAFCO Beneficiaries
(A) all of the Debtors' right, title and interest in and to any and all MAFCO Causes of Action, and (B) an interest in the Debtors' right to the benefits of the attorney client privilege, work-product immunity and other similar privileges to the extent and only to the extent provided in the MAFCO Litigation Trust Agreement, and (ii) pursuant to the MAFCO Litigation Trust Agreement, the MAFCO Litigation Trustees shall accept the rights and properties assigned and transferred to, or otherwise enjoyed by, them and the trust imposed upon them, agree to retain and enforce such Litigation Claims for the benefit of the MAFCO Beneficiaries, further agree to be appointed for such purpose under section 1123(b)(3)(B) of the Bankruptcy Code and hold the Net MAFCO Litigation Proceeds in trust for the MAFCO Beneficiaries.

          7.2  Control of Litigation.
               ---------------------

          Except as set forth in this Section 7.2, the Litigation Trustees shall have the full power and discretion to select and to hire professionals, and to initiate, to prosecute, to supervise, to direct, to compromise and to settle all Litigation Claims. Notwithstanding the foregoing, Newco may, in its sole and absolute discretion, direct the Avoidance Litigation Trustee to dismiss with prejudice, to compromise or to settle any Cause of Action against any person or entity which is a provider of goods or services to Newco or party to any licensing arrangement with Newco, or, in each case, any of its direct or indirect subsidiaries, at any time from and after the Consummation Date which Newco rea sonably believes could have an adverse effect on its business.

          7.3  Liability of Trustee.
               --------------------

          No Litigation Trustee shall have any liability for any of its acts or omissions in connection with the selection and hiring of professionals, or the initiation, prosecution, supervision, direction, compromising or settling of any Litigation Claims, except in the case of its gross negligence or its own intentional and willful misconduct, and in no event shall be liable for any action taken in reliance upon the advice of professionals selected with due care in respect of the subject matter in question. Notwithstanding the foregoing, a Litigation Trustee may, without liability therefor, retain the services of any professional services firm with which the Litigation Trustee is affiliated.

          7.4  Distribution of Net Avoidance Litigation Proceeds and Net MAFCO
               ---------------------------------------------------------------
Litigation Proceeds.  Net Avoidance Litigation Proceeds and Net MAFCO Litigation
-------------------
Proceeds shall be distributed as follows:

          (a) four and nine tenths percent (4.9%) of the Net Avoidance Litigation Proceeds shall be distributed to the holders of Allowed Fixed Senior Secured Claims pursuant to Section 4.2(b)(i)(7) hereof.

          (b) the first four million five hundred thousand dollars ($4,500,000) of Net MAFCO Litigation Proceeds, thirty percent (30%) of any remaining Net MAFCO Litigation Proceeds and thirty percent (30%) of Net Avoidance Litigation Proceeds shall be distributed to the holders of Allowed Unsecured Claims pursuant to Section 4.4 hereof.

          (c) seventy percent (70%) of Net MAFCO Litigation Proceeds after payment of the first four million five hundred thousand dollars ($4,500,000) of Net MAFCO Litigation Proceeds to holders of Allowed Unsecured Claims in classes 4A through 4I shall be distributed to the holders of Allowed Class Securities Litigation Claims and Allowed Equity Interests in Entertainment pursuant to Sections 4.5 and 4.6(a) hereof.

          (d) sixty five and one tenth percent (65.1%) of Net Avoidance Litigation Proceeds shall be distributed to Newco.

          7.5  Professional Fees and Expenses.
               ------------------------------

          (a) Avoidance Litigation Trust.  On the Consummation Date, Newco shall
              --------------------------
execute and deliver to the Avoidance Litigation Trustee the Avoidance Litigation Trust Loan Agreement pursuant to which it shall agree for a period of five (5) years from and after the Consummation Date to make loans to the Avoidance Litigation Trust for the payment of all professional fees and expenses of the Avoidance Litigation Trustee in an amount not to exceed one million one hundred thousand dollars ($1,100,000) in the aggregate, it being understood that one hundred thousand dollars of such amount shall be for the exclusive purpose of paying fees and expenses of the Creditors Committee which may become due and payable pursuant to Section 6.16 hereof. On the Consummation Date, the Avoidance Litigation Trustee shall execute and deliver to Newco the Avoidance Professional Fee Reimbursement Note pursuant to which the Avoidance Litigation Trust shall be obligated to reimburse Newco for any and all sums advanced pursuant to the Avoidance Litigation Trust Loan Agreement together with simple interest at the rate of ten percent (10%) per annum which obligation
                                                 --- -----
shall be secured by a valid, binding, enforceable, perfected, first priority security interest in and lien against all assets of the Avoidance Litigation Trust. On the Consummation Date and thereafter whenever reasonably requested to do so by Newco, the Avoidance Litigation Trustee shall execute and deliver UCC-1 financing statements and any other documents or interests requested by Newco to evidence a perfected first priority security interest in and lien against all assets of the Avoidance Litigation Trust to secure repayment of the Avoidance Professional Fee Reimbursement Note. After payment in full of the Avoidance Professional Fee Reimbursement Note, the Avoidance Litigation Trustee shall have the right, but not the obligation, to reserve all or a portion of any recoveries realized by the Avoidance Litigation Trustee to pay for future professional fees and expenses.

          (b)  MAFCO Litigation Trust.  On the Consummation Date, Newco shall
               ----------------------
execute and deliver to the MAFCO Litigation Trustees the MAFCO Litigation Trust Loan Agreement pursuant to which it shall agree for a period of five (5) years from and after the Consummation Date to make loans to the MAFCO Litigation Trust for the payment of all professional fees and expenses of the MAFCO Litigation Trustees in an amount not to exceed one million dollars ($1,000,000) in the aggregate. On the Consummation Date, the MAFCO Litigation Trustee shall execute and deliver to Newco the MAFCO Professional Fee Reimbursement Note pursuant to which the MAFCO Litigation Trust shall be obligated to reimburse Newco for any and all sums advanced pursuant to the MAFCO Litigation Trust Loan Agreement together with simple interest at the rate of ten percent (10%) per annum which
                                                               --- -----
obligation shall be secured by a valid, binding, enforceable, perfected, first priority security interest in and lien against all assets of the MAFCO Litigation Trust. On the Consummation Date and thereafter whenever reasonably requested to do so by Newco, the MAFCO Litigation Trustees shall execute and deliver UCC-1 financing statements and any other documents or interests requested by Newco to evidence a perfected first priority security interest in and lien against all assets of the MAFCO Litigation Trust to secure repayment of the MAFCO Professional Fee Reimbursement Note. After payment in full of the MAFCO Professional Fee Reimbursement Note, the MAFCO Litigation Trustees shall have the right, but not the obligation, to reserve all or a portion of any recoveries realized by the MAFCO Litigation Trustees to pay for future professional fees and expenses.

          7.6  Commencement of Avoidance Actions.  Unless otherwise authorized
               ---------------------------------
by the Bankruptcy Court, the Avoidance Litigation Trustee may not commence actions under sections 510, 544, 545, 547, 548, 549, 550, 551 and 553 of the
Bankruptcy Code later than four (4) months after the Consummation Date.

          7.7  Reduction of Judgment and Indemnifications.  It is the intention
               ------------------------------------------
of the Proponents, the Creditors Committee, the Equity Committee, LaSalle, High River, Westgate and the Trustee that no Exculpated Person shall have any liability to any person or entity, including without limitation, Contribution Bar Parties, including, without limitation, any liability with respect to claims in the nature of contribution or indemnification, however denominated or described, in connection with, arising out of or in any way related to Litigation Claims or Covered Claims and that any such claims-over shall be satisfied as provided herein.

          (a) No Exculpated Person shall have any liability to any Contribution Bar Party for contribution or indemnification with respect to any asserted or threatened Litigation Claim or Covered Claim, and the Litigation Trust or the Covered Person, as applicable, (i) shall reduce and credit against any judgment it may obtain against any Contribution Bar Party in any action in connection with, arising out of, or which is in any way related to any Litigation Claim or Covered Claim, the amount of any claim which any such Contribution Bar Party is found to have established against any Exculpated Person on whatsoever theory in any action involving Litigation Claims or Covered Claims; and (ii) shall be obligated to use good faith efforts to obtain, and in the context of a settlement shall be deemed to have obtained, from any such Contribution Bar Party for the benefit of any implicated Exculpated Persons a satisfaction in full of such Contribution Bar Party's claim against any such Exculpated Person.

          (b) Each Exculpated Person shall provide and cooperate in discovery in any action involving the Litigation Trust or Covered Person and one or more of the Contribution Bar Parties, but shall retain all rights to object to discovery requests under applicable law, as if the Exculpated Person were named as a party to the action. In addition, neither Litigation Trust nor any Covered Person shall oppose the standing or right of any Contribution Bar Party to make any submission or argument to the court or the jury in any action involving the Litigation Trust or Covered Person and one or more of the Contribution Bar Parties that seeks to account (in whole or in part) for the asserted responsibility of the Exculpated Persons just as if they were parties to the action, including but not limited to the Contribution Bar Parties' right to assert that any Exculpated Person is fully or partially responsible for any claims asserted or relief sought in any such action; provided, however, that nothing herein
                                     --------  -------
shall preclude the Litigation Trust or Covered Person from contesting on the merits the asserted responsibility of the Exculpated Person(s).

          (c) For good and valuable consideration including the benefits to be received hereunder by holders of Claims against the Debtors, the investment by the New Investors and the contribution of all issued and outstanding common stock of Toy Biz to Newco, the applicable Litigation Trust primarily and Newco secondarily shall by operation of this Plan of Reorganization indemnify and hold harmless each Exculpated Person from and against any and all liability (including fees and expenses of counsel and other professionals (other than any costs of internal personnel), amounts paid in judgment, penalty or otherwise) with respect to claims-over on whatsoever theory (whether by way of third- or subsequent party complaint, cross-claim, separate action or otherwise) by any person or entity to recover in whole or in part any liability, direct or indirect, whether by way of judgment, penalty or otherwise of any person or entity in connection with, arising out of, or which is in any way related to any Litigation Claim asserted by such applicable Litigation Trust or any Covered Claim, it being understood that the Avoidance Litigation Trust's indemnity shall be subordinate to its obligation to pay up to one million one hundred thousand dollars ($1,100,000) of professional fees and expenses of the professionals for the Avoidance Litigation Trust and the Creditors Committee or to repay any loans made by third parties to the Avoidance Litigation Trust and the MAFCO Litigation Trust's indemnity shall be subordinate to its obligation to pay up to one million dollars ($1,000,000) of professional fees and expenses of the professionals for the MAFCO Litigation Trust or to repay any loans made by third parties to the MAFCO Litigation Trust; provided, however, that such indemnity shall not apply to any Independent Cause of Action. For the avoidance of doubt, this Section 7.7(c) is not intended to impose upon either Litigation Trust any indemnification obligation with respect to Covered Claims that are not Litigation Claims. Without limitation on any of the foregoing, if separate counsel is required as to any such claim-over, the applicable Litigation Trust shall pay for the reasonable fees and expenses of competent counsel selected by the Exculpated Person, subject to the approval of the applicable Litigation Trustee(s) which will not be unreasonably withheld or delayed. No settlement of any such claim-over shall require any financial contribution on the part of any Exculpated Person.

          (d) Subject to all other provisions in this Section 7.7, the Confirmation Order shall be deemed to constitute a permanent injunction against all persons and entities, including, but not limited to, defendants or potential defendants in controversies in connection with, arising out of, or which are in any way related to any Litigation Claim or Covered Claim, either directly, representatively, or in any other capacity from instituting or prosecuting or continuing to prosecute, any action, claim or claim-over against any Exculpated Person on whatsoever theory (whether by way of third or subsequent-party complaint, cross-claim, separate action or otherwise, and whether under federal or state law) to recover in whole or in part any liability, direct or indirect, of such person or entity to any other person or entity in connection with, arising out of, or which is in any way related to any Litigation Claim or Covered Claim.

          (e) For the avoidance of doubt, nothing contained in this Plan of Reorganization, either Litigation Trust Agreement, in the Confirmation Order, or any other order or agreement executed in connection with the Plan shall preclude any person or entity from prosecuting or continuing to prosecute any Independent Cause of Action against any Exculpated Person and there shall be no rights of indemnification arising hereunder in connection with Independent Causes of Action.

          (f) The provisions of this Section 7.7 shall be binding on and inure to the benefit of all successors and assigns of the Debtors, the Litigation Trust, Covered Persons, Exculpated Persons and Contribution Bar Parties.

          7.8  Timing of Distributions. Notwithstanding anything contained
               -----------------------
herein or in the Litigation Trust Agreement to the contrary, no distributions may be made to any of the Beneficiaries in their capacity as Beneficiaries of either Litigation Trust unless and until (a) the applicable Litigation Trust has paid all sums due and owing pursuant to the applicable Professional Fee Reimbursement Note, (b) the applicable Litigation Trust has provided Newco with an instrument in form and substance reasonably satisfactory to Newco releasing Newco from any further liability pursuant to the applicable Litigation Trust Loan Agreement; and (c) after consultation with Newco the applicable Litigation Trust has established a reasonable reserve for all indemnity claims theretofore asserted pursuant to Section 7.7(c) hereof and sixty (60) days have elapsed since the applicable Litigation Trust notifies Newco in writing of the amount of the reserve and that it waives the right to prosecute any Litigation Claims that it has not already begun to prosecute as of the date of such notice.

          7.9  Objections to Claims.
               --------------------

          The Creditors Committee shall have the right to apply to the Court to direct the Avoidance Litigation Trustee to object to any Claim not Allowed by this Plan of Reorganization if the

Creditors Committee believes that Newco has not exercised reasonable business judgement in failing to prosecute or in settling any specified Claims objections. In the event that the Creditors Committee is successful in connection with such application, Newco shall pay the reasonable fees and expenses of the Avoidance Litigation Trust in connection with the prosecution of such objection.


          7.10  Jurisdiction.
                ------------

          The Bankruptcy Court shall have jurisdiction over the Litigation Trustees, the Litigation Trusts, the Litigation Claims, the Avoidance Litigation Trust Assets and the MAFCO Litigation Trust Assets, including, without limitation, jurisdiction to determine all controversies and disputes arising under or in connection with the Litigation Trust Agreements and the Litigation Trust Loan Agreements. Notwithstanding the foregoing, nothing contained herein shall be construed as limiting the right of the MAFCO Litigation Trust to assert any Litigation Claim to which it has title in any court of competent jurisdiction. The Litigation Trustees shall have the power and authority to bring any action in the Bankruptcy Court to prosecute the Litigation Claims.
The Bankruptcy Court shall have the authority to construe and interpret the Litigation Trust Agreements and the Litigation Trust Loan Agreements and to establish, amend and revoke rules and regulations for the administration of the Litigation Trusts, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Litigation Trust Agreements, in the manner and to the extent it shall deem necessary or advisable to make the Litigation Trust fully effective; and all decisions and determinations by the Bankruptcy Court in the exercise of this power shall be final and binding upon the Litigation Trustees, Newco and the Beneficiaries.

     SECTION 8.     PROVISIONS GOVERNING DISTRIBUTIONS
                    ----------------------------------

          8.1  Date of Distributions.
               ---------------------

          Any distributions and deliveries to be made hereunder shall be made on the Consummation Date or as soon as practicable thereafter and deemed made on the Consummation Date. In the event that any payment or act under this Plan of Reorganization is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

          8.2  Entities to Exercise Function of Disbursing Agent.
               -------------------------------------------------

          All distributions under this Plan of Reorganization shall, at the election of the Proponents, be made by Newco as Disbursing Agent or such other entity designated by the Proponents prior to the conclusion of the Confirmation Hearing as a Disbursing Agent. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court; and, in the event that a Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by Newco.

          8.3  Surrender and Cancellation of Instruments.
               -----------------------------------------

          Each holder of a promissory note, Existing Warrant or other instrument evidencing a Claim or Equity Interest (other than a holder of a promissory note issued under any of the Existing Credit Agreements) shall surrender such promissory note, Existing Warrant or instrument to the Disbursing Agent, and the Disbursing Agent shall distribute or shall cause to be distributed to the holder thereof the appropriate distribution, if any, hereunder. No distribution hereunder shall be made to or on behalf of any holder of such a Claim unless and until such promissory note or instrument is received or the unavailability of such note or instrument is reasonably established to the satisfaction of the Disbursing Agent. In accordance with section 1143 of the Bankruptcy Code, any such holder of such a Claim or Equity Interest that fails to (a) surrender or cause to be surrendered such promissory note or instrument or to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Disbursing Agent and (b) in the event that the Disbursing Agent requests, furnish a bond in form and substance (including, without limitation, amount) reasonably satisfactory to the Disbursing Agent, within one (1) year from and after the Consummation Date shall be deemed to have forfeited to Newco all rights, claims and interests and shall not participate in any distribution hereunder.

          8.4(a)  Delivery of Distributions.
                  -------------------------

          Subject to Bankruptcy Rule 9010 and except as set forth in Section 8.4(b) below, all distributions to any holder of an Allowed Claim or an Allowed Equity Interest shall be made at the address of such holder as scheduled on the Schedules filed with the Bankruptcy Court unless the Debtors or Reorganized Debtors, as applicable, have been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that relates an address for such holder different from the address reflected on such Schedules for such holder. In the event that any distribution to any holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of ninety (90) days after the fourth anniversary of the Consummation Date. After such date, all unclaimed property or interests in property shall be distributed on a pro rata basis to other
                                                   --- ----
holders of Claims or Equity Interests in the same class or subclass and the Claim or Equity Interest in respect of which such property or interest in property was not delivered shall be discharged and forever barred. As promptly as practical after the first, second, third and fourth anniversaries of the Consummation Date, the Disbursing Agent shall file with the Bankruptcy Court a list of holders to whom distributions have not been able to be made as of those anniversary dates because the current address of each such holder has not been determined. The distributions to be made on the Consummation Date to each holder of an Allowed Senior Secured Claim shall be made to the Administrative Agent for distribution to holders of Allowed Senior Secured Claims in accordance with the provisions of the Existing Credit Agreements.

          (b)  LaSalle Distributions.
               ---------------------

          Provided that LaSalle certifies to the Disbursing Agent that it has foreclosed upon the Pledged Shares or the Bankruptcy Court has entered a Final Order declaring that neither Newco nor the Disbursing Agent shall have any liability to the record holder of the Pledged Shares for having made distributions in respect of the Pledged Shares directly to LaSalle, all distributions in respect of the Pledged Shares shall be distributed directly to LaSalle in consideration of the lien of LaSalle under the Indentures and the lien of LaSalle on the Pledged Shares and the LaSalle Claim, and LaSalle shall tender the Pledged Shares under the terms of the Fourth Amended Plan to the Debtors in exchange therefor. The distributions to be received by LaSalle in full satisfaction and discharge of the LaSalle Claim shall be distributed directly to LaSalle.

          8.5  Manner of Payment Under Plan of Reorganization.
               ----------------------------------------------

          At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

          8.6  Reserves and Distributions.
               --------------------------

          The Disbursing Agent shall reserve in a trust account for the benefit of holders of Allowed Unsecured Claims cash, securities or other property in an amount determined by the Bankruptcy Court on account of (a) Disputed Claims in Class 4 (Unsecured Claims) and Class 5 (Class Securities Litigation Claims) and, as applicable, each subclass thereof and (b) Resulting Claims. Upon the resolution from time to time of Disputed Claims in Class 4 (Unsecured Claims) and Class 5 (Class Securities Litigation Claims) and, as applicable, each subclass thereof, the Disbursing Agent may make distributions on account of such claims in such manner deemed appropriate in the judgment of the Disbursing Agent.

          8.7  Resulting Claims.
               ----------------

          In the event that any person or entity becomes entitled to an Allowed Unsecured Claim in subclasses 4A through 4I and to receive distributions on account of such Allowed Unsecured Claim as a result of the compromise, adjustment, arbitration, settlement or enforcement or other resolution of an action commenced, asserted or which could have been commenced or asserted by the Avoidance Litigation Trustee and such Allowed Unsecured claim is a Resulting Claim, such person's or entity's only rights with respect to the Cash portions of the distributions it would otherwise have been entitled to as a holder of such Allowed Unsecured Claim is to take a set off equal to the aggregate amount of all such Cash payments against any liability such person has or may have to the Avoidance Litigation Trust. Such setoff shall be deemed a distribution under the Plan on account of such Allowed Claim.

          8.8  Distributions After Consummation Date.
               -------------------------------------

          Distributions made after the Consummation Date to holders of Disputed Claims that are not Allowed Claims as of the Consummation Date but which later become Allowed Claims shall be deemed to have been made on the Consummation Date.

          8.9  Rights And Powers Of Disbursing Agent.
               -------------------------------------

               (a) Powers of the Disbursing Agent. The Disbursing Agent shall be
                   ------------------------------
empowered to (a) effect all actions and execute all agreements, instruments and other documents necessary to perform its duties under this Plan of Reorganization, (b) make all distributions contemplated hereby, (c) employ professionals to represent it with respect to its responsibilities, and (d) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to this Plan of

Reorganization, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

          (b) Expenses Incurred on or after the Consummation Date.  Except as
              ---------------------------------------------------
otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Consummation Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable fees and expenses of counsel) made by the Disbursing Agent, shall be paid in Cash by Newco.

          (c) Exculpation.  Each Disbursing Agent, from and after the
              -----------
Consummation Date, is hereby exculpated by all entities, including, without limitation, holders of Claims and Equity Interests and other parties in interest from any and all claims, Causes of Action and other assertions of liability (including, without limitation, breach of fiduciary duty) arising out of the discharge by such Disbursing Agent of the powers and duties conferred upon it hereby or any order of the Bankruptcy Court entered pursuant to or in furtherance hereof, or applicable law, except solely for actions or omissions arising out of the gross negligence or willful misconduct of such Disbursing Agent. No holder of a Claim or an Equity Interest or other party in interest shall have or pursue any claim or cause of action against the Disbursing Agent for making payments in accordance herewith or for implementing the terms hereof.

          8.10  Distributions of Certain Warrants.
                ---------------------------------

          If on the first (1st) anniversary of the Consummation Date, any Stockholder Series B Warrants have not been issued, Newco will issue such Warrants to the Warrant Liquidation Agent which shall sell such Warrants into the market as promptly as reasonably practical to permit an orderly sale. Newco will use its reasonable efforts either (i) to obtain a no-action letter from the staff of the Securities and Exchange Commission to the effect that the staff of the Securities and Exchange Commission will not recommend any enforcement action if the distribution of Warrants to the Warrant Liquidation Agent or the resale of Warrants by the Warrant Liquidation Agent is made without registration under the Securities Act, or (ii) if it does not obtain such a no-action letter, file and cause to become effective a registration statement under the Securities Act registering that issuance or resale or both, as the case may be, in either case on before the first (1st) anniversary of the Consummation Date. One-half of the fees and expenses of the Warrant Liquidation Agent shall be paid from the net proceeds of the sale of those Warrants if those net proceeds are sufficient to pay the fees and expenses of the Warrant Liquidation Agent. The balance of the fees and expenses of the Warrant Liquidation

Agent shall be paid by Newco. Any remaining net proceeds of the sale of such Warrants shall be delivered to the Disbursing Agent to be held in a trust account in lieu of the Warrants sold pursuant to this Section 8.10 for the benefit of holders of Class 5 Claims and Class 6A Equity Interests whose Claims or Equity Interests become Allowed following the first (1st) anniversary of the Consummation Date and for all holders of Allowed Class 5 Claims and Allowed Class 6A Equity Interests following the allowance or disallowance of all Class 5 Claims and Class 6A Interests.

     SECTION 9. PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN OF REORGANIZATION
                  ---------------------------------------------------------

          9.1  Objections to Claims.
               --------------------

          Subject to Section 7.9 hereof, Newco shall be the sole party to object to Claims. Any objections to Claims shall be filed by the latest of (a) ninety
(90) days after the Consummation Date, (b) thirty (30) days after a proof of claim is filed and served upon Newco, and (c) such later date as may be fixed by the Bankruptcy Court.

          9.2  No Distributions Pending Allowance.
               ----------------------------------

          Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of the disputed portion of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

          9.3  Cash Reserve.
               ------------

          On the Consummation Date, Newco shall deposit the sum of eight million dollars ($8,000,000) in an interest bearing trust account for the benefit of holders of Allowed Unsecured Claims under the Plan.

          9.4  Distributions After Allowance.
               -----------------------------

          Payments and distributions to each holder of a Disputed Claim or Equity Interest or any other Claim or Equity Interest that is not an Allowed Claim or Equity Interest, to the extent that such Claim or Equity Interest ultimately becomes an Allowed Claim or Equity Interest, shall be made in accordance with the provisions hereof governing the class or subclass of Claims or Equity Interests in which such Claim or Equity Interest is classified. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or Equity Interest or any other Claim or Equity Interest that is not an Allowed Claim or Equity Interest becomes a Final Order, the Disbursing Agent shall distribute to the holders of such Claim or Equity Interest any payment or property that would have been distributed to such holder if the Claim or Equity Interest had been allowed on the Consummation Date, together with any interest earned thereon.

          9.5  Fractional Securities.
               ---------------------

          Neither fractional shares of Convertible Preferred Stock, nor fractional shares of Newco Common Stock, nor Fractional Warrants shall be distributed pursuant to this Plan of Reorganization. Instead, as of the record date for distributions to any class of Claims or Interests, holders of Allowed Claims or Allowed Interests otherwise entitled to receive a fractional share of Convertible Preferred Stock or Newco Common Stock or a Fractional Warrant shall receive a whole share of Convertible Preferred Stock or Newco Common Stock or a whole Warrant if the holder was to receive a fractional share of Convertible Preferred Stock or Newco Common Stock of 0.5 or more or a Fractional Warrant to acquire 0.5 shares or more of Convertible Preferred Stock or Newco Common Stock and no share of Convertible Preferred Stock or Newco Common Stock or no Warrant if the holder was to receive a fractional share of Convertible Preferred Stock or Newco Common Stock of less than 0.5 or a Fractional Warrant to acquire shares of Convertible Preferred Stock or Newco Common Stock of less than 0.5.

     SECTION 10. PROVISION GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN
                    ------------------------------------------------------------

          10.1  General Treatment.
                -----------------

          Except as set forth in Section 10.4 below, this Plan of Reorganization constitutes a motion by the Debtors governed by this Plan of Reorganization to assume, as of the Consummation Date, all executory contracts and unexpired leases to which any of the Debtors are parties, except for an executory contract or unexpired lease that (a) has been assumed or rejected pursuant to Final Order of the Bankruptcy Court, or (b) is specifically rejected on Schedule 10.1 hereto filed by the Proponents on or before the commencement of the Confirmation Hearing or such later date as may be fixed by the Bankruptcy Court, or (c) is otherwise assumed hereunder. Any executory contract or unexpired lease assumed hereunder may be freely assigned by any Debtor to any other Debtor or Reorganized Debtor or Newco and any such assignment shall constitute a novation of the obligations of the assigning Debtor under any such executory contract or unexpired lease. Any such assignment shall be effected by filing a notice thereof with the Bankruptcy Court on or before the commencement of the Confirmation Hearing. For purposes hereof, each executory contract and unexpired lease listed on Schedule 10.1 hereto that relates to the use of occupancy of real property shall include (a) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on Schedule 10.1 hereto and (b) executory contracts or unexpired leases appurtenant to the premises listed on Schedule 10.1 hereto, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in
                                                                           --
rem relating to such premises to the extent any of the foregoing are
---
executory contracts or unexpired leases, unless any of the foregoing agreements are assumed.

          10.2  Amendments to Schedule; Effect of Amendments.
                --------------------------------------------

          The Debtors shall assume each of the executory contracts and unexpired leases not listed in Schedule 10.1 hereto; provided, that the Proponents may on or before the last Business Day before the Confirmation Date amend Schedule 10.1 hereto to delete or add any executory contract or unexpired lease thereto, in which event such executory contract or unexpired lease shall be deemed to be, respectively, assumed and, if applicable, assigned as provided therein, or rejected. The Proponents shall provide notice of any amendments to Schedule 10.1 hereto to the parties to the executory contracts or unexpired leases affected thereby. The fact that any contract or lease is scheduled on Schedule 10.1 hereto shall not constitute or be construed to constitute an admission by any Proponent or any Debtor that any Debtor has any liability thereunder.

          10.3  Bar to Rejection Damage Claims.
                ------------------------------

          In the event that the rejection of an executory contract or unexpired lease by any of the Debtors results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or their properties or interests in property as agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for each of the Proponents on or before thirty
(30) days after the earlier to occur of (a) the giving of notice to such party under Section 10.1 or 10.2 hereof and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or lease.

          10.4  Certain Panini Agreements.
                -------------------------

          (a) Panini Sticker Agreement.  Notwithstanding anything else contained
              ------------------------
herein to the contrary, the Panini Sticker Agreement shall be assumed and all amounts owing by any of the Panini Entities to any of the Debtors on or prior to December 31, 1997 shall be forgiven. In addition, Newco shall permit the Panini Entities to assign the Panini Sticker Agreement to any other entity in connection with any subsequent sale of Panini except to a Designated Competitor.

          (b) Panini Comic Distribution Agreement.  Notwithstanding anything
              -----------------------------------
else contained herein to the contrary, the Panini Comic Distribution Agreement shall be assumed and modified as follows: (i) the term shall be through December 31, 1998, (ii) the royalty rate through December 31, 1998 shall be six percent (6%), (iii) the minimum guaranteed royalty (A) shall be eliminated for the period from January 1, 1997 through December 31, 1997 and (B) shall be two million dollars ($2,000,000) for the period from January 1, 1998 through December 31 1998, (iv) the license shall entitle the Panini Entities to the use of a minimum of fifty (50) titles at all times during 1998, and (v) any and all amounts owing thereunder to the Debtors on or prior to December 31, 1997 shall be forgiven. In addition, Newco shall permit the Panini Entities to assign the Panini Comic Distribution Agreement, as modified, to any other entity in connection with a sale of the Panini Entities except to a Designated Competitor. From and after the Consummation Date, any and all royalties owed to the National Basketball Association in respect of sticker sales and card sales made by Panini pursuant to the NBA License Agreement shall be the sole responsibility of Panini.

          (c) Other Panini Agreements.  All other agreements, if any, by and
              -----------------------
between Panini and any of the Debtors shall be rejected, terminated and of no further force or effect as of the Consummation Date and neither Panini nor any of the Debtors shall have any liability or Claim as a result of such rejection or termination.

     SECTION 11.    CONDITIONS PRECEDENT TO CONFIRMATION DATE AND CONSUMMATION
                    DATE
                    ----------------------------------------------------------

          11.1  Conditions Precedent to Confirmation of Plan of Reorganization.
                --------------------------------------------------------------

          The confirmation of this Plan of Reorganization is subject to satisfaction of the following conditions precedent:

          (a) Confirmation Order.  The Confirmation Order to be entered by the
              ------------------
     Clerk of the Bankruptcy Court shall be in a form that (i) does not materially and adversely affect the benefits to be received hereunder by any of (A) the Debtors' estates, (B) Toy Biz, (C) the holders of Senior Secured Claims, (D) the holders of DIP Claims, (E) the holders of Unsecured Claims, (F) the holders of Class 5 Claims and Class 6A Equity Interests, (G) High River and Westgate, and (H) LaSalle; (ii) determines that the Plan satisfies each of the applicable requirements of section 1129 of the Bankruptcy Code; (iii) approves the delivery of the Transmittal Materials to all persons receiving Warrants under the Plan;
     (iv) approves the releases contained in the Stipulation and Agreement; (v) includes the contribution bar, indemnification and judgment reduction provisions set forth in section 7.7 hereof, (vi) determines that the distributions of securities to be made pursuant to this Plan of Reorganization (other than pursuant to Section 4.2(b)(i)(A)(6)) are exempt from the Securities Act and state blue sky laws pursuant to section 1145 of the Bankruptcy Code, (vii) determines that the succession to an interest in certain privileges and immunities of the Debtors by the MAFCO Litigation Trust pursuant to Section 7.1(b) hereof does not constitute a waiver of any such privilege or immunity and (viii) is otherwise in form and substance reasonably acceptable to the Proponents, the Creditors Committee, the Equity Committee, High River, Westgate and the Trustee.

          11.2  Conditions Precedent to Consummation Date of Plan of
                ----------------------------------------------------
Reorganization.
--------------

          The occurrence of the Consummation Date of this Plan of Reorganization is subject to satisfaction of the following conditions precedent:

          (a)  SEC Proxy Statement. The Securities and Exchange Commission shall
               -------------------
     have stated that it has no further comments on the proxy statement filed by Toy Biz with respect to the meeting of the stockholders of Toy Biz called for the purpose of approving the transactions contemplated by this Plan of Reorganization, such proxy statement shall have been delivered to all holders of Toy Biz common stock in accordance with the rules of the Securities and Exchange Commission, twenty (20) business days (computed in accordance with Schedule 14A of the Securities and Exchange Commission) shall have elapsed since such delivery and Toy Biz shareholders shall have voted to approve the transactions contemplated hereby;

          (b)  HSR.  All applicable waiting periods (and any extensions thereof)
               ---
     under the Hart-Scott-Rodino Antitrust

     Improvements Act of 1976 shall have expired or been terminated;

          (c)  Restructured Panini Loan Documents.  The Restructured Panini Loan
               ----------------------------------
     Documents shall be in full force and effect;

          (d)  Secured Lender Consummation Date.  The Consummation Date shall
               --------------------------------
     occur not later than October 15, 1998;

          (e)  Toy Biz Consummation Date.  The Consummation Date shall occur not
               -------------------------
     later than November 20, 1998;

          (f)  Standstill Agreements.  The Standstill Agreements shall have been
               ---------------------
     executed and delivered by all of the parties thereto;

          (g)  NBA Agreement.  The Court shall have entered an order (a)
               -------------
     approving an NBA Settlement Agreement and the NBA Settlement Agreement shall be in full force and effect, (b) pursuant to which the Bankruptcy Court determines that such NBA Settlement Agreement is fair and equitable and in the best interests of the Debtors' estates, and (c) providing that any reserves required under this Plan of Reorganization on account of the unsecured component of the NBA's Claim shall be based on a Claim in an amount not greater than twenty million dollars ($20,000,000);

          (h)  Receipt of Certain Funds. Newco shall have received (a) the
               ------------------------
     Perlmutter Capital Contribution, and (b) the proceeds of the loan described in Section 6.20 hereof;

          (i)  Receipt of Settlement Amount. Berlack, Israels and Liberman LLP
               ----------------------------
     shall have received the Settlement Amount from Toy Biz for the benefit of High River and Westgate;

          (j)  Certain Payments for Contingent Senior Secured Claims.  Chase as
               -----------------------------------------------------
     agent for the holders of Contingent Senior Secured Claims shall have received (a) the thirteen million dollar ($13,000,000) payment provided for in the definition of Newco Guaranty to be paid to the holders of claims pursuant to the Existing Panini Senior Credit Agreements in accordance with the terms of the Panini Subordination Agreement, and (b) the letters of credit provided for by Section 6.1 hereof; and

          (k)  Shareholders Agreement. The Shareholder Agreement shall have been
               ----------------------
     executed and delivered by Isaac Perlmutter, Isaac Perlmutter, T.A., Avi Arad, the New Investors and the Secured Lenders.

          11.3  Waiver of Conditions Precedent.
                ------------------------------

          Each of the conditions precedent in Sections 11.1 and 11.2 hereof may only effectively be waived, in whole or in part, if waived, by the Proponents acting jointly except that the consent of Toy Biz is not required to waive the condition precedent contained in Section 11.2(d) hereof. Any such waiver of a condition precedent in Section 11.1 or 11.2 hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any formal action other than filing a notice of waiver with the Bankruptcy Court and otherwise proceeding to consummate this Plan of Reorganization. Notwithstanding the foregoing, the conditions precedent contained in Sections 11.1(a)(i)(E) and 11.2(g) may only be waived with the consent of the Creditors Committee, the condition precedent contained in section 11.1(a)(i)(F) may only be waived with the consent of the Trustee, the Equity Committee, High River and Westgate, the conditions precedent contained in sections 11.1(a)(i)(G), (iii), and (iv) may only be waived with the consent of High River, Westgate, the Creditors Committee and the Equity Committee the condition precedent contained in section 11.2(h) may only be waived with the consent of High River and Westgate, the condition precedent contained in section 11.1(a)(viii) may only be waived with the consent of the Trustee, the Creditors Committee and the Equity Committee and the condition precedent contained in section 11.1(a)(i)(H) may only be waived with the consent of LaSalle.

     SECTION 12.    EFFECT OF CONFIRMATION
                    ----------------------

          12.1  General Authority.
                -----------------

          Until the completion of all transactions contemplated to occur on the Consummation Date, the Bankruptcy Court shall retain custody and jurisdiction of each of the Debtors, its properties and interests in property and its operations. On the Consummation Date, each of the Debtors, its properties and interests in property and its operations shall be released from the custody and jurisdiction of the Bankruptcy Court, except as provided in Section 14.1 hereof.

          12.2  Discharge of Debtors.
                --------------------

                (a)  General Discharge.  The treatment of all Claims against or
                     -----------------
Equity Interests in each of the Debtors hereunder shall be in exchange for and in complete satisfaction, discharge and release of all Claims against and any Equity Interests in such Debtor of any nature whatsoever, known or unknown, including, without limitation, any interest accrued or expenses incurred thereon from and after the Petition Date, or against its estate or properties or interests in property.

Except as otherwise provided herein, upon the Consummation Date, all Claims against and Equity Interests in each of the Debtors will be satisfied, discharged and released in full exchange for the consideration provided hereunder. All entities shall be enjoined and precluded from asserting against any Debtor or Newco or their respective properties or interests in property, any other Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Consummation Date.

               (b)  Exculpations.  From and after the Consummation Date, no
                    ------------
Exculpated Person shall have or incur any liability to any other Exculpated Person or any entity accepting any distribution under this Plan of Reorganization (i) for any act taken or omission made in connection with or in any manner related to negotiating, formulating, implementing, confirming or consummating (x) this Plan of Reorganization (or prior iterations) or the transactions contemplated hereby, or (y) any agreement, instrument or other documents created in connection with this Plan of Reorganization, (ii) for the actions or other participation of such Exculpated Person in respect of any of the Reorganization Cases (including the negotiation of any other plan of reorganization, settlement or arrangement), (iii) for any matters that relate, directly or indirectly, by implication or otherwise, to the Existing Credit Documents, the DIP Claims, or the Senior Secured Claims, (iv) for any matters that relate, directly or indirectly, to or were asserted in or could have been asserted in the District Court Complaint, or (v) for any matters that relate, directly or indirectly, to or were asserted in or could have been asserted in the LaSalle Action; provided, however, that such exculpation shall not affect
                    --------  -------
the rights and obligations of parties to agreements entered into in connection with the Plan of Reorganization or under the Plan of Reorganization. All Exculpated Persons as well as all entities receiving any distribution under this Plan of Reorganization shall be enjoined and precluded from asserting against the Exculpated Persons or their respective properties or interests in property any other Claims based upon liability exculpated pursuant to the preceding sentence.

               (c)  Treatment of Indemnification Claims.  Notwithstanding Del.
                    -----------------------------------
Code Ann. (General Corporation) '145 (1997) or any other state or local statute or rule, all existing indemnification and other similar obligations as of the Confirmation Date of any Debtor are released or discharged except as provided in this Section 12.2(c), and the Confirmation Order shall be deemed an injunction enforcing such releases and discharge; provided, that: (i) existing indemnity obligations shall survive to the extent of insurance coverage, but shall in no event entitle such directors or officers to assert any Claim (including, without limitation, with respect to any deductible) against Newco, Toy Biz, Marvel or any of their Affiliates, and (ii) any such directors or officers shall be entitled to make Claims only against the insurance and the proceeds thereof. This Section 12.2(c) shall not limit any right of directors or officers or former directors and officers from asserting Claims against any Debtor based upon timely filed proofs of claim or requests for payment of Administration Expense Claims nor shall it limit the right of Newco to object to any such Claim or request for payment of Administration Expense Claims. Notwithstanding any provision of the Plan to the contrary, nothing contained herein, including, but not limited to, Section 12.2(a) hereof, shall be construed or interpreted in any manner to eliminate, reduce or otherwise limit in any fashion the availability of insurance coverage for the benefit of officers and directors, whether for indemnification, liability or other purposes. Newco shall render reasonable assistance to the officers and directors in ensuring their access to such insurance coverage, it being understood that such assistance shall not in any way operate as a waiver of Newco's right to object to the Allowance of any Administration Expense Claim or proof of claim. To the extent such Claims are Allowed Claims, such Claims shall be treated under this Plan of Reorganization with Claims in any class or subclass, as applicable, having the same legal rights and priority as such Claims; provided, that the Confirmation Order shall establish a bar date for Administration Expense Claims.

          12.3  Term of Injunctions or Stays.
                ----------------------------

          Unless otherwise provided, all injunctions or stays provided for in the Reorganization Cases under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect through and including the Consummation Date.

     SECTION 13.    WAIVER OF CLAIMS
                    ----------------

          13.1  Avoidance Actions.
                -----------------

          Effective as of the Consummation Date, Newco shall have the right to prosecute and release any actions under sections 510, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code that are not Litigation Claims conveyed, granted, assigned, transferred or delivered to the Avoidance Litigation Trust in accordance with Section 7.1(a) of this Plan of Reorganization and the applicable Litigation Trust shall have the right to prosecute and release any actions under sections 510, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code that are Litigation Claims conveyed, granted, assigned, transferred or delivered to the Avoidance Litigation Trust in accordance with Section 7.1(a) of this Plan of Reorganization; provided,
                                                               --------
however, that
-------
notwithstanding the foregoing, the applicable Litigation Trust, the Debtors and Newco will be deemed to have waived the right to assert or pursue any claims, rights, and causes of action to recover preferences or fraudulent conveyances, or to pursue similar avoidance actions against any current customers or suppliers of the Panini Entities (solely in such capacities) or otherwise relating, directly or indirectly, to any of the Panini Entities.

     SECTION 14.    RETENTION OF JURISDICTION
                    -------------------------

          14.1  Retention of Jurisdiction.
                -------------------------

          The Bankruptcy Court may retain jurisdiction of and, if the Bankruptcy Court exercises its retained jurisdiction, shall have exclusive jurisdiction of all matters arising out of, and related to, the Reorganization Cases and this Plan of Reorganization pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:


          (a) To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom;


          (b) To determine any and all adversary proceedings, applications and contested matters including, without limitation, proceedings relating to Litigation Claims, matters relating to the extent, scope and effect of the succession to certain privileges and immunities by the MAFCO Litigation Trust pursuant to Section 7.1(b) and the MAFCO Litigation Trust Agreement, matters concerning the Litigation Trust and actions pursuant to Section 7.9 hereof;

          (c) To ensure that distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein;

          (d) To hear and determine any timely objections to Administration Expense Claims or to proofs of claim and equity interests filed, both before and after the Confirmation Date, including, without limitation, any objections to the classification of any Claim or Equity Interest, and to allow or disallow any Disputed Claim or Equity Interest, in whole or in part;

          (e) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

          (f) To issue such orders in aide of execution of this Plan of Reorganization, to the extent authorized by section 1142 of the Bankruptcy Code;

          (g) To consider any amendments to or modifications of this Plan of Reorganization, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

          (h) To hear and determine all applications for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Consummation Date;

          (i) To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Plan of Reorganization, the Confirmation Order, any transactions or payments contemplated hereby or any agreement, instrument or other document governing or relating to any of the foregoing;

          (j) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

          (k)  To hear any other matter not inconsistent with the Bankruptcy
     Code;

          (l) To hear and determine all disputes involving the existence, scope and nature of the discharges granted under Section 12.2 hereof;

          (m) To issue injunctions and effect any other actions that may be necessary or desirable to restrain interference by any entity with the consummation or implementation of this Plan of Reorganization;

          (n) To hear and determine all disputes regarding the reasonableness of fees requested pursuant to the Litigation Trust Professional Fee Guaranty or any other dispute concerning the administration of the Litigation Trust; and

          (o)  To enter a final decree closing the Reorganization Cases.

          14.2  Amendment of Plan of Reorganization.
                -----------------------------------

          Amendments of this Plan of Reorganization may be proposed in writing only jointly by the Proponents at any time before confirmation, provided that this Plan of Reorganization, as amended, satisfies the conditions of sections 1122 and 1123 of the Bankruptcy Code, and the Proponents shall have complied with section 1125 of the Bankruptcy Code. This Plan of Reorganization may be amended only by the Proponents acting jointly at any time after confirmation and before substantial consummation, provided that this Plan of Reorganization, as amended, satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms this Plan of Reorganization as amended under section 1129 of the Bankruptcy Code and the circumstances warrant such amendments. A holder of a Claim or Equity Interest that has accepted this Plan of Reorganization shall be deemed to have accepted this Plan of Reorganization as amended if the proposed amendment does not materially and adversely change the treatment of the Claim or Equity Interest of such holder. Notwithstanding the foregoing, this Plan of Reorganization may not be amended in a manner which (a) adversely changes the distributions to holders of Unsecured Claims or otherwise materially and adversely affects the rights of holders of Unsecured Claims without the consent of the Creditors Committee, (b) adversely changes the distributions to the holder of the LaSalle Claim or otherwise materially and adversely affects the rights of holders of the LaSalle Claim without the consent of LaSalle, (c) adversely changes the distributions to holders of Equity Interests in Class 6A or otherwise materially and adversely affects the rights of holders of Equity Interests in Class 6A without the consent of the Equity Committee, High River, Westgate, LaSalle, and the Trustee, or (d) adversely impacts the rights of High River and Westgate with respect to the Settlement Payment without the consent of High River and Westgate. Notwithstanding the foregoing, this Plan of Reorganization may not be amended in a manner which increases the distributions to any class of Claims or Equity Interests without the consent of the Creditors Committee, the Equity Committee, LaSalle, High River, Westgate and the Trustee.

     SECTION 15.    MISCELLANEOUS PROVISIONS
                    ------------------------

          15.1  Payment of Statutory Fees.
                -------------------------

          All fees payable under section 1930, chapter 123, title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Consummation Date. Any such fees accrued after the Consummation Date will constitute an Allowed Administration Expenses Claim and be treated in accordance with Section 2.2 hereof.

          15.2  Retiree Benefits.
                ----------------

          On and after the Consummation Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtors or Newco, as applicable, shall continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with subsection (e)(1)(B) or (g) of section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, for the duration of the period each Debtor has obligated itself to provide such benefits and shall assume such obligations.

          15.3  Compliance with Tax Requirements.
                --------------------------------

          In connection with the consummation of this Plan of Reorganization, the Debtors shall comply with all withholding and reporting requirements imposed by any taxing authority, and all distributions hereunder shall be subject to such withholding and reporting requirements.

          15.4  Recognition of Guaranty Rights.
                ------------------------------

          The classification of and manner of satisfying all Claims hereunder take into account (a) the existence of guaranties by certain Debtors of obligations of other Debtors and (b) the fact that the Debtors may be joint obligors with each other or other entities with respect to an obligation. All Claims against the Debtors based upon any such guaranties or joint obligations shall be discharged in the manner provided in this Plan of Reorganization; provided, that no creditor shall be entitled to receive more than a single satisfaction of its Allowed Claims.

          15.5  Severability of Plan Provisions.
                -------------------------------

          In the event that, prior to the Confirmation Date, any term or provision of this Plan of Reorganization is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall, with the consent of the Proponents and the Trustee (which consent shall not be unreasonably withheld or delayed), have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision hereof, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable in accordance with its terms.

          15.6  Governing Law.
                -------------

          Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an Exhibit hereto provides otherwise, the rights, duties and obligations arising under this Plan of Reorganization shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of the conflicts of law.

          15.7  Further Assurances.  All parties in interest shall execute and
                ------------------
deliver such documents, instruments, certificates, assignments, and other writings, and do such other acts as may be necessary or desirable to carry out the intents and purposes of this Plan of Reorganization, including, without limitation, effecting the Merger Agreement.

          15.8  Time of the Essence.
                -------------------

          Time shall be of the essence relative to any and all dates contained in this Plan of Reorganization on the Confirmation Date.

          15.9  Counterparts.
                ------------

          This Plan of Reorganization may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          15.10  Notices.
                 -------

          All notices, requests, and demands, to be effective, shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

          If to the Debtors:

                    MARVEL ENTERTAINMENT GROUP, INC.
                    387 Park Avenue South
                    12th Floor
                    New York, New York 10016
                    Attn:  Mr. Joseph Calamari
                    Telephone:  (212) 696-0808
                    Telecopier: (212) 576-9260

          If to Toy Biz:

                    TOY BIZ, INC.
                    685 Third Avenue
                    New York, New York 10017
                    Attn:  Mr. Joseph M. Ahearn
                    Telephone:  (212) 588-5103
                    Telecopier: (212) 588-5330

                              -and-

                    BATTLE FOWLER LLP
                    75 East 55th Street
                    New York, New York 10022
                    Attn:  Lawrence Mittman, Esq.
                           Douglas L. Furth, Esq.
                           Madlyn Gleich Primoff, Esq.
                    Telephone:   (212) 856-7000
                    Telecopier:  (212) 856-7807

                              -and-

                    PEPPER HAMILTON LLP
                    1201 Market Street, Suite 1600
                    P.O. Box 1709
                    Wilmington, Delaware 19899
                    Attn:  David B. Stratton, Esq.
                    Telephone:  (302) 777-6500
                    Telecopier: (302) 777-8865

          If to The Secured Lenders:

                    THE CHASE MANHATTAN BANK
                    380 Madison Avenue, 9th Floor
                    New York, New York 10017
                    Attn:  Ms. Susan E. Atkins
                    Telephone:  (212) 622-4834
                    Telecopier: (212) 622-4880

                              -and-

                    WACHTELL, LIPTON, ROSEN & KATZ
                    51 West 52nd Street
                    New York, New York 10019
                    Attn:  Chaim J. Fortgang, Esq.
                    Telephone:  (212) 403-1000
                    Telecopier: (212) 403-2000

                              -and-

                    ZALKIN, RODIN & GOODMAN LLP
                    750 Third Avenue
                    New York, New York 10017-2771
                    Attn:  Richard S. Toder, Esq.
                    Telephone:  (212) 455-0600
                    Telecopier: (212) 682-6331

          If to The Chapter 11 Trustee:

                    John J. Gibbons, Esq.
                    Gibbons, Del Deo, Dolan,
                    Griffinger &   Vecchione
                    One Riverront Plaza
                    Newark, New Jersey 07102
                    Telephone:  (973) 596-4521
                    Telecopier: (973) 639-6250

                              -and-

                    Frank J. Vecchione, Esq.
                    Gibbons, Del Deo, Dolan, Griffinger & Vecchione One Riverfront Plaza
                    Newark, New Jersey 07102
                    Telephone:  (973) 596-4521
                    Telecopier: (973) 639-6250

          If to Creditors Committee:

                    Tonny K. Ho, Esq.
                    Willkie Farr & Gallagher
                    787 Seventh Avenue
                    New York, New York 10019
                    Telephone:  (212) 728-8000
                    Telecopier: (212) 728-8111

          If to Equity Committee:

                    Gary Schildhorn, Esq.
                    Adelman Lavine Gold and Levin
                    Two Penn Center Plaza, Suite 1900
                    Philadelphia, PA 19102-1799
                    Telephone:  (215) 569-5082
                    Telecopier: (215) 557-7922

          If to LaSalle:

                    James Spiotto, Esq.
                    Chapman & Cutler
                    111 West Monroe
                    Chicago, IL 60603
                    Telephone:  (312) 845-3763
                    Telecopier: (312) 701-6604

          If to High River and Westgate:

                    Edward Weisfelner, Esq.
                    Berlack, Israels & Liberman LLP
                    120 West 45th Street
                    New York, New York 10036
                    Telephone:  (212) 704-0100
                    Telecopier: (212) 704-0196

Dated:    Wilmington, Delaware
          July __, 1998

                    Respectfully submitted,

                    TOY BIZ, INC.


                    By:________________________________________
                         Name:   Joseph M. Ahearn
                         Title:  President

                    BATTLE FOWLER LLP
                    Attorneys for Toy Biz, Inc.
                    75 East 55th Street
                    New York, New York 10022
                    (212) 856-7000

                              -and-

                    PEPPER HAMILTON LLP
                    1201 Market Street
                    Wilmington, Delaware 19899
                    (302) 777-6500


                    By:_________________________________________

                    WACHTELL, LIPTON, ROSEN, KATZ
                    Attorneys for The Secured
                     Lenders
                    51 West 52nd Street
                    New York, New York  10019
                    (212) 403-1000

                              -and-

                    RICHARDS, LAYTON & FINGER, P.A.
                    Attorneys for The Secured
                      Lenders
                    One Rodney Square
                    Wilmington, Delaware  19899
                    (302) 658-6541


                    By:_________________________________________

                                                                         ANNEX E

[LOGO OF WARBURG DILLON READ APPEARS HERE]

                                                                 August 12, 1998

The Board of Directors
Toy Biz, Inc.
685 Third Avenue
New York, NY 10017


Dear Sirs:

You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than subsidiaries of Marvel Entertainment Group, Inc. ("Marvel"), and their bankruptcy trustee, and Avi Arad and Isaac Perlmutter and their respective successors, assigns, equity holders and creditors) of Class A shares of common stock (the "Public Shareholders"), par value $.01 per share ("Toy Biz Common Stock") of Toy Biz, Inc. ("Toy Biz") of the consideration to be received by Toy Biz pursuant to the Fourth Amended Joint Plan of Reorganization of Marvel approved by the United States District Court for the District of Delaware by order dated July 31, 1998 (the "Plan"). Pursuant to the Plan, upon its consummation, the following transactions (the "Transactions") shall be consummated: (i) the merger (the "Merger") of MEG Acquisition Corp. ("Acquisition"), a newly-formed, wholly-owned subsidiary of Toy Biz, with and into Marvel, with Marvel continuing as the surviving corporation and as a wholly-owned subsidiary of Toy Biz, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among Marvel, Acquisition and Toy Biz; (ii) amendment to Toy Biz's restated certificate of incorporation and by-laws (collectively, the "Charter Amendment"), including, among other things, the reclassification of the existing two classes of common stock of Toy Biz into one class of common stock, par value $.01 per share, of Toy Biz (the "Common Stock") and the authorization of additional shares of preferred stock, including a series of preferred stock, designated as 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share (the "8% Preferred Stock"); and (iii) the issuance by Toy Biz (collectively, the "Securities Issuances") of (a) a total of 16,900,000 shares of 8% Preferred Stock to certain holders of senior secured indebtedness of Marvel (the "Fixed Senior Secured Claims") and to certain purchasers of such preferred stock, (b) issuance of a total of 13,100,000 of shares of Common Stock, to certain holders of Fixed Senior Claims,
(c) issuance of four-year warrants to purchase up to 1,750,000 shares of Common Stock to certain unsecured pre-petition creditors of Marvel, and (d) issuance of the following warrants to holders of common stock, par value $.01 per share, of Marvel (the "Marvel Shares"), to the holders of certain class securities litigation claims arising in relation to the purchase or sale of the Marvel Shares, and to certain unsecured pre-petition creditors of Marvel and to LaSalle National Bank: (x) three-year warrants to purchase 4,000,000 shares of Common Stock; (y) six-month warrants to purchase 3,000,000 shares of 8% Preferred Stock; and (z) four-year warrants to purchase 7,000,000 shares of Common Stock. In accordance with the Plan, certain distributions and payments equaling approximately $290 million are expected to be made by Toy Biz (the "Cash Distributions").

Toy Biz designs, markets and distributes toys based on popular entertainment properties, consumer brand names and proprietary designs. Toy Biz has a perpetual, royalty-free license to manufacture and distribute toys and toy related products based on Marvel's universe of

[LOGO OF WARBURG DILLON READ APPEARS HERE]


characters. You have advised us that Marvel Characters, Inc. currently owns approximately 7.4 million shares of Toy Biz Common Stock.

Warburg Dillon Read LLC ("WDR") has acted as financial advisor to Toy Biz in connection with the reorganization of Marvel and the Plan and will receive a fee for its services, a portion of which it expects to receive in connection with the closing of the Transactions. WDR is the proposed initial purchaser of $200 million principal amount of Senior Notes of Toy Biz, for which it expects to receive customary fees. WDR and WDR's affiliate, UBS AG ("UBS") may provide a working capital facility for Toy Biz, for which they would expect to receive customary fees and charges. In the event that Toy Biz's Senior Notes are not issued at the closing of the Merger, UBS may provide a bridge loan to Toy Biz, for which it would expect to receive fees and charges. In the ordinary course of business, WDR may trade securities of Toy Biz and Marvel for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

In arriving at our opinion, we have, among other things: (i) reviewed the Plan, the Merger Agreement in the form filed with the Proxy Statement for the 1998 Annual Meeting of Stockholders to be held on September 11, 1998, (the "Proxy") and the Proxy, (ii) reviewed certain publicly available business and historical financial information relating to Toy Biz and Marvel, (iii) reviewed the Third Amended Disclosure Statement of Toy Biz relating to the Second Amended Joint Plan of Reorganization Proposed by certain holders of Fixed Senior Secured Claims and Toy Biz, dated March 12, 1998, in the Marvel bankruptcy cases (the "Disclosure Statement"), (iv) considered the view of Toy Biz management relating to the interdependency of the business of Toy Biz and Marvel, (v) reviewed certain management estimates and company financial forecasts prepared by the management of Toy Biz and Marvel, (vi) reviewed certain financial information and other data provided to WDR by Toy Biz and Marvel that was not publicly available relating to the business and prospects of Toy Biz and Marvel, (vii) conducted discussions with members of the senior management of Toy Biz with respect to the operations, financial condition, history and prospects of Toy Biz and Marvel, (viii) conducted limited discussion with members of the senior management of Marvel with respect to the operations, financial condition, history and prospects of Toy Biz and Marvel, (ix) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business WDR believed to be generally comparable to those of Toy Biz and Marvel, (x) considered the pro forma effects of the Plan and Transactions on Toy Biz's financial statements and reviewed certain estimates of synergies prepared by the management of Toy Biz, (xi) reviewed the historical market prices and trading volumes of the common stock of Toy Biz and the common stock of Marvel,
(xii) compared the financial terms of the Plan and Transactions with the financial terms of certain other transactions with WDR believed to be generally comparable to the Plan and Transactions, and (xiii) conducted such other financial studies, analyses, and investigations, considered such other information and made such assumptions, as WDR deemed necessary or appropriate.

In connection with our review, at your direction, we have not independently verifies any of the foregoing information and have relied on its being complete and accurate in all material respects. We have not made an independent evaluation or appraisal of any assets or liabilities (contingent or otherwise) of Toy Biz or Marvel or any of their respective subsidiaries, nor have we been furnished with any such evaluation or appraisal that has not been publicly disclosed. With respect to the financial projections, estimates and analyses provided to us by Toy Biz or Marvel, we have assumed, at your direction, that all such information was reasonably prepared to reflect

                  [LOGO OF WARBURG DILLON READ APPEARS HERE]


the best currently available estimates and judgments of the management of Toy Biz or Marvel as the case may be as to future financial performance. Our opinion is based economic, monetary and market conditions existing on the date hereof.

We have assumed for purposes of this opinion that the Plan will be consummated without modifications materially adverse to Toy Biz or the Public Shareholders and that the Plan will have the full legal effect it purports to have, including with respect to existing debts, liens, security interests and encumbrances of Marvel and its subsidiaries.

We have further assumed the approximate Cash Distributions to be made by Toy Biz as described in the Disclosure Statement will be made as so estimated.

In rendering this opinion, we are not expressing any opinion as to the value of Marvel or making any recommendation to the Public Shareholders in respect of the advisability of disposing of or retaining Toy Biz Common Stock. In addition, we are not making any recommendation regarding whether or not it is advisable for Public Shareholders to vote in favor of the Transactions.

This opinion is rendered solely in connection with the evaluation of the fairness to the Public Shareholders of the consideration to be received by Toy Biz, pursuant to the Plan and Merger in exchange for the Securities Issuances and Cash Distributions. This opinion is not rendered to any other person or party, is not rendered to Toy Biz as a proponent of the Plan and is rendered solely upon condition that it shall not be included, quoted, relied upon or referred to by Toy Biz, in whole or in part, in the Plan, any bankruptcy disclosure statement or disclosure materials or in connection with any solicitation of votes for or against the Plan, or any proceedings in connection with the confirmation of the Plan or any other plan of reorganization with respect to Marvel. Toy Biz is permitted and has the consent of WDR to include this opinion, in its entirety, as an exhibit to the Proxy.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, if the Plan were consummated in accordance with the terms and conditions in the Plan, that the consideration to be received by Toy Biz, pursuant to the Plan and Merger, in exchange for the Securities Issuances and Cash Distributions is fair, from a financial point of view, to the Public Shareholders.

                                   Very truly yours,


                                   Warburg Dillon Read LLC

                                                                         ANNEX F

                       MARVEL ENTERTAINMENT GROUP, INC.
                       CONSOLIDATED FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----
1997 Annual Form 10-K/A ................................................. F - 2

First Quarter 1998 Form 10-Q ............................................ F - 40

                       MARVEL ENTERTAINMENT GROUP, INC.
                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                           FROM THE 1997 FORM 10-K/A

                                                                          Page
                                                                          ----
Report of Independent Auditors .......................................... F - 3

Consolidated Balance Sheets as of December 31, 1997 and 1996 ............ F - 4

Consolidated Statements of Operations for the years ended
  December 31, 1997, 1996, and 1995 ..................................... F - 5

Consolidated Statements of Changes in Stockholders' (Deficit)
  Equity for the years ended December 31, 1997, 1996, and 1995 .......... F - 6

Consolidated Statements of Cash Flows for the years ended
  December 31, 1997, 1996 and 1995 ...................................... F - 7

Notes to Consolidated Financial Statements .............................. F - 9

                        REPORT OF INDEPENDENT AUDITORS

Stockholders and Chapter 11 Trustee
Marvel Entertainment Group, Inc.

       We have audited the accompanying consolidated balance sheets of Marvel Entertainment Group, Inc. (the "Company") as of December 31, 1997 and 1996, and the related consolidated statements of operations, changes in stockholders' (deficit) equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Marvel Entertainment Group, Inc. at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, on December 27, 1996, the Company, together with eight of its subsidiaries, filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code. The Company is currently operating its business under the jurisdiction of the Chapter 11 Trustee appointed by the United States District Court for the District of Delaware (the "District Court"), and continuation of the Company as a going concern is contingent upon, among other things, the ability to formulate a plan of reorganization which will gain approval of requisite parties under the United States Bankruptcy Code and confirmation of the District Court, the ability to comply with its debtor-in-possession financing agreement, resolution of various litigations against the Company, the Company's ability to make its information systems Year 2000 compliant, and the Company's ability to generate sufficient cash from operations and obtain financing sources to meet its future obligations. In addition, the Company has experienced recurring operating losses, working capital deficiencies, negative operating cash flows and is currently in default under substantially all of its debt agreements. These matters raise substantial doubt about the Company's ability to continue as a going concern. In the event a plan of reorganization is accepted, continuation of the business thereafter is dependent on the Company's ability to achieve sufficient cash flow to meet its restructured debt obligations. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of these uncertainties.

                                                               Ernst & Young LLP


New York, New York
April 14, 1998

                       MARVEL ENTERTAINMENT GROUP, INC.
                          CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN MILLIONS)
          (SEE NOTE 1 OF NOTES TO CONSOLIDATED FINANCIAL STATEMENTS)

                                                                                     December 31,
                                                                                  1997          1996
                                                                                  ----          ----
ASSETS
Current assets:
Cash .........................................................................  $  21.7       $  25.1
Accounts receivable, net......................................................     86.8         229.1
Inventories, net..............................................................     43.9          78.1
Deferred income taxes.........................................................      2.0           6.2
Prepaid expenses and other....................................................     34.1          61.0
                                                                                -------       -------
Total current assets..........................................................    188.5         399.5
Property, plant and equipment, net............................................     55.5          79.5
Goodwill and other intangibles, net...........................................    174.7         317.6
Investment in Toy Biz.........................................................     33.0            --
Deferred charges and other....................................................     24.8          47.4
                                                                                -------       -------
Total  Assets.................................................................  $ 476.5       $ 844.0
                                                                                =======       =======

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Debtor-in-Possession Loan.....................................................  $  91.2       $  10.0
Accounts payable..............................................................     78.3          98.5
Accrued expenses and other....................................................    127.3         174.7
Panini Credit Arrangements....................................................     39.5          37.3
Panini debt...................................................................    121.9          10.6
                                                                                -------       -------
Total current liabilities.....................................................    458.2         331.1
Long-term debt................................................................      8.5         145.0
Other long-term liabilities...................................................     19.6          20.4
Liabilities subject to settlement under reorganization........................    502.2         503.2
                                                                                -------       -------
Total Liabilities.............................................................    988.5         999.7
Minority interest in Toy Biz..................................................       --         100.6
Stockholders' deficit:
Preferred stock, $.01 par value; 50,000,000 shares authorized,
none issued...................................................................       --            --
Common Stock, $.01 par value; 250,000,000 shares authorized,
101,809,657 shares issued and outstanding at December 31, 1997
and 1996, respectively........................................................      1.0           1.0
Additional paid-in capital....................................................     93.1          93.1
Accumulated deficit...........................................................   (604.6)       (350.3)
Cumulative translation adjustment.............................................     (1.5)         (0.1)
                                                                                -------       -------
              Total Stockholders' Deficit.....................................   (512.0)       (256.3)
                                                                                -------       -------
              Total Liabilities and Stockholders' Deficit.....................  $ 476.5       $ 844.0
                                                                                =======       =======

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
          (SEE NOTE 1 OF NOTES TO CONSOLIDATED FINANCIAL STATEMENTS)

                                                                         For the years ended December 31,
                                                                      ------------------------------------
                                                                          1997        1996        1995
                                                                      -----------   --------   -----------
Net revenues........................................................     $  471.7   $  745.5   $ 828.9
Cost of sales.......................................................        366.5      536.4     533.3
Selling, general & administrative expenses..........................        155.0      244.5     226.7
Restructuring charges...............................................           --       15.8      25.0
Depreciation and amortization.......................................         17.8       31.8      21.2
Amortization and write-off of
 goodwill, intangibles and deferred charges.........................        123.8      303.3      17.9
Interest expense, net (contractual interest for the
 year ended December 31, 1997 was $77.1)............................         46.3       58.9      43.2
Foreign exchange loss/(gain), net...................................         (1.6)       1.1      (0.4)
Loss on sale of portion of confectionery business...................          4.7         --        --
Gain on sale of Toy Biz common stock................................           --       22.0      14.3
Equity in net (loss) income of unconsolidated
 subsidiaries and other, net........................................         (5.0)      (1.2)      1.7
                                                                         --------   --------   -------
Loss before reorganization items, provision for
 income taxes, minority interest and extraordinary
 item...............................................................       (245.8)    (425.5)    (22.0)
Reorganization items................................................         11.3        5.5        --
                                                                         --------   --------   -------
Loss before provision for income taxes, minority
 interest and extraordinary item....................................       (257.1)    (431.0)    (22.0)
Provision for income taxes..........................................          0.6       21.7       5.7
                                                                         --------   --------   -------
Loss before minority interest and extraordinary
 item...............................................................       (257.7)    (452.7)    (27.7)
Minority interest in (loss) earnings of Toy Biz.....................         (3.4)      11.7      17.4
                                                                         --------   --------   -------
Loss before extraordinary item......................................       (254.3)    (464.4)    (45.1)
Extraordinary item, net of taxes....................................           --         --      (3.3)
                                                                         --------   --------   -------
Net loss............................................................      ($254.3)   ($464.4)   ($48.4)
                                                                         ========   ========   =======
Loss Per Common Share-Basic and Diluted:
         Loss before extraordinary item.............................       ($2.50)    ($4.56)   ($0.45)
         Extraordinary item.........................................           --         --    ($0.03)
                                                                         --------   --------   -------
         Net loss per share.........................................       ($2.50)    ($4.56)   ($0.48)
                                                                         ========   ========   =======
Common shares outstanding - Basic and Diluted (in
 millions)..........................................................        101.8      101.8     101.3
                                                                         ========   ========   =======

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
     CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT) EQUITY
                             (DOLLARS IN MILLIONS)

                                                      (ACCUMULATED
                                        ADDITIONAL      DEFICIT)/      CUMULATIVE
                              COMMON     PAID-IN        RETAINED       TRANSLATION
                              STOCK      CAPITAL        EARNINGS       ADJUSTMENT      TOTAL
                              ------    ----------    ------------     -----------     ------
Balance at January 1, 1995      $1.0         $81.2        $  162.5           ($1.7)    $243.0

Exercise of stock options.        --           8.1              --              --        8.1

Tax benefit from exercise
of stock options .........        --           3.1              --              --        3.1

Currency translation
adjustment ...............        --            --              --             2.0        2.0

Net loss .................        --            --           (48.4)             --      (48.4)
                              ------    ----------    ------------     -----------     ------
Balance at December 31,
1995 .....................       1.0          92.4           114.1             0.3      207.8

Exercise of stock options.        --           0.5              --              --        0.5

Tax benefit from exercise                                                       --        0.2
of stock options .........        --           0.2              --

Currency translation
adjustment ...............        --            --              --            (0.4)      (0.4)

Net loss .................        --            --          (464.4)             --     (464.4)
                              ------    ----------    ------------     -----------     ------
Balance at December 31,
1996 .....................       1.0          93.1          (350.3)           (0.1)    (256.3)

Currency translation
adjustment ...............        --            --              --            (1.4)      (1.4)

Net loss .................        --            --          (254.3)             --     (254.3)
                              ------    ----------    ------------     -----------     ------
Balance at December 31,
1997 .....................      $1.0         $93.1         ($604.6)          ($1.5)   ($512.0)
                              ======    ==========    ============     ===========    =======

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN MILLIONS)
          (SEE NOTE 1 OF NOTES TO CONSOLIDATED FINANCIAL STATEMENTS)


                                                        For the years ended December 31,
                                                   1997                1996              1995
                                                 -----------         -----------       -----------
  Cash flows from operating activities:
Net loss ...................................       ($ 254.3)           ($ 464.4)         ($  48.4)
Adjustments to reconcile net loss to net
  cash (used in) provided by operating
  activities:
Depreciation and amortization ..............           34.9                56.6              39.2
Writedown of goodwill and other
  intangibles ..............................          106.7               278.5                --
Provision (benefit) for deferred income
  taxes ....................................             --                24.2              (5.2)
Extraordinary item, net ....................             --                  --               3.3
Undistributed earnings of unconsolidated
  subsidiaries .............................            5.0                (0.8)             (1.7)
Distributions from unconsolidated
  subsidiary ...............................             --                  --               3.0
Gain from sale of Toy Biz common stock .....             --               (22.0)            (14.3)
Minority interest in earnings (loss) of
  Toy Biz ..................................           (3.4)               11.7              17.4
Loss on sale of a portion of confectionery
  business .................................            4.7                  --                --
Other ......................................             --                  --              (0.5)
Changes in assets and liabilities, net of
    effect of acquisitions and a previously
    unconsolidated subsidiary:
  Decrease (increase) in accounts
    receivable, net ........................           56.9                 8.1              (7.5)
  Decrease (increase) in inventories .......            3.4                 2.1              (9.1)
  Decrease (increase) in other assets ......           (0.8)                6.7             (19.3)
  (Decrease) increase in accounts payable ..           (1.1)               (8.3)             14.9
  (Decrease) increase in accrued expenses
     and other .............................          (13.3)                4.7              31.7
  Total adjustments:                                  193.0               361.5              51.9
                                                 -----------         -----------       -----------
    Net cash (used in) provided by
      operating activities .................          (61.3)             (102.9)              3.5
                                                 -----------         -----------       -----------

    Cash flows from investing activities:
Capital expenditures .......................          (17.4)              (43.2)            (42.5)
Net proceeds from sale of investment in
  Toy Biz ..................................             --                35.7                --
Cash proceeds from sale of a portion of
  confectionery business ...................            3.0                  --                --

Acquisition of SkyBox, net of cash and
   cash equivalents acquired ...............             --                  --            (162.5)
Other acquisitions, net of cash and cash
  equivalents acquired .....................           (3.9)                 --             (27.5)
Other investing activities .................           (7.4)               (3.3)              2.0
                                                 -----------         -----------       -----------
      Net cash used in investing activities.          (25.7)              (10.8)           (230.5)
                                                 -----------         -----------       -----------

      Cash flows from financing activities:
Net (repayments) borrowings under term
   portion of credit agreements ............           (5.1)               (5.3)            184.8
Net borrowings under revolving portion of
   credit agreement ........................             --                47.5               5.0
Net borrowings under
   Debtor-in-Possession Loan ...............           81.2                10.0                --
Net borrowings under credit agreement
   and other debt ..........................           13.1                27.0              20.2
Net proceeds to Toy Biz from common
   stock offerings .........................             --                 9.3              44.1
Proceeds from exercise of stock options ....             --                 0.5               8.1
Debt issuance costs ........................             --                (3.2)             (9.6)
Other financing activities .................             --                (1.0)              0.4
                                                 -----------         -----------       -----------
      Net cash provided by financing
         activities ........................           89.2                84.8             253.0
                                                 -----------         -----------       -----------
      Effect of exchange rate changes on
         cash .............................            (1.0)                0.4               2.0
                                                 -----------         -----------       -----------
       Cash balance from previously
         (consolidated)/unconsolidated
          subsidiary ......................            (4.6)                 --               7.5
                                                 -----------         -----------       -----------
       Net (decrease) increase in cash ....            (3.4)              (28.5)             35.5
       Cash, at beginning of period .......            25.1                53.6              18.1
                                                 -----------         -----------       -----------
       Cash, at end of period .............       $    21.7           $    25.1          $   53.6
                                                 ===========         ===========       ===========

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN MILLIONS)


1.   BACKGROUND AND BASIS OF FINANCIAL STATEMENT PRESENTATION

       Marvel Entertainment Group, Inc. ("Marvel" and together with its subsidiaries, the "Company") was incorporated on December 2, 1986, in the State of Delaware. On December 27, 1996, Marvel along with eight of its operating and inactive subsidiaries (together with Marvel, the "Debtor Companies") commenced cases (the "Marvel Cases") under chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") by filing voluntary petitions for relief in the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court"). The filing by the Debtor Companies of their voluntary petitions for reorganization operated as an automatic stay against the commencement or continuation of any judicial, administrative or other proceedings against the Debtor Companies, any act to obtain possession of property of or from the Debtor Companies, or any act to create, perfect or enforce any lien against property of the Debtor Companies, with certain exceptions under the Bankruptcy Code. Consequently, the Debtor Companies' creditors are prohibited from attempting to collect pre-petition debts without the consent of the Bankruptcy Court. Any creditor may seek relief from the automatic stay and, if applicable, enforce a lien against any security, if authorized to do so by the Bankruptcy Court. In November 1997, the United States District Court for the District of Delaware (the "District Court") withdrew the order referring the Marvel Cases to the Bankruptcy Court. Accordingly, the Marvel Cases are being heard in the District Court.

       The accompanying consolidated financial statements include the accounts of Marvel Entertainment Group, Inc. and its subsidiaries. The consolidated financial statements of the Company include the operations of SkyBox International Inc. and its subsidiaries (collectively, "SkyBox") from the date of its acquisition on April 27, 1995, and the consolidation of Toy Biz, Inc. and its subsidiaries (collectively "Toy Biz") since its initial public offering on March 2, 1995 (the "Toy Biz IPO") through June 30, 1997. Since July 1, 1997, due to the dispute over Marvel's ability to control or influence Toy Biz and because Toy Biz ceased reporting its financial information to the Company, the Company deconsolidated Toy Biz (see Note 4). The Company's operations currently consist of (i) the publication and sale of comic books and children's magazines, (ii) the manufacture and distribution of sports and entertainment trading cards and children's activity sticker collections, (iii) licensing of the various characters owned by the Company for consumer products, media and advertising-promotion and (iv) the manufacture and distribution of adhesives and confectionery products. All significant intercompany transactions and accounts have been eliminated in consolidation.

       The Debtor Companies have been in bankruptcy since December 27, 1996. The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Continuation of the Company as a going concern is contingent upon, among other things, the ability to formulate a plan of reorganization which will gain approval of requisite parties under the United States Bankruptcy Code and confirmation of the District Court, the ability to comply with its debtor-in-possession financing agreement, resolution of various litigations against the Company, the Company's ability to make its information systems Year 2000 compliant, and the Company's ability to generate sufficient cash from operations and obtain financing sources to meet its future obligations. In addition, the Company has experienced recurring operating losses, working capital deficiencies, negative operating cash flows and is currently in default under substantially all of its debt agreements. These matters raise substantial doubt about the Company's ability to continue as a going concern.

       If a plan of reorganization regarding the Debtor Companies is confirmed, the consolidated results of operations and the financial condition of the Company may be materially affected.

2.   CHAPTER 11 REORGANIZATION

Operating Companies

       Marvel Parent Holdings, Inc. ("Marvel Parent") was an indirect wholly owned subsidiary of Andrews Group Incorporated ("Andrews Group"), a wholly owned subsidiary of MacAndrews & Forbes Holdings Inc. ("MacAndrews Holdings"), a corporation wholly owned through Mafco Holdings Inc. ("Mafco", and together with MacAndrews Holdings, "MacAndrews & Forbes") by Ronald O. Perelman. As of December 31, 1996, Mafco beneficially owned approximately 81.2% of the Common Stock of the Company. As more fully discussed below, bankruptcy proceedings commenced under chapter 11 by Marvel Parent and its affiliates have resulted in the loss of control of Marvel by such entities.

       The Company experienced significant operating losses during 1995 and 1996, and failed to satisfy certain financial covenants contained in the Credit Agreements (see Note 5) beginning in the fall of 1996. The Company commenced discussions in the fall of 1996 with Andrews Group, its then indirect parent, regarding an equity infusion in order to provide for the Company's cash requirements and with The Chase Manhattan Bank, agent bank for the Credit Agreements, regarding a restructuring of the Credit Agreements.

       On December 27, 1996, Marvel along with eight of its operating and inactive subsidiaries, Fleer Corp. ("Fleer"), SkyBox International, Inc. ("SkyBox"), Marvel Characters, Inc., Heroes World Distribution, Inc. ("Heroes World"), The Asher Candy Company, Malibu Comics Entertainment, Inc. ("Malibu"), Frank H. Fleer Corp. and Marvel Direct Marketing Inc. (together with Marvel, the "Debtor Companies") commenced the Marvel Cases in the Bankruptcy Court. Panini S.p.A. ("Panini") and Marvel Restaurant Venture Corp. ("Marvel Restaurants") (a general partner in the joint venture developing Marvel Mania restaurants), which were then active subsidiaries of Marvel, and Toy Biz, Inc. ("Toy Biz"), an affiliate of Marvel, as well as certain other inactive subsidiaries, did not file petitions under the Bankruptcy Code.

       As part of the first day order in the Marvel Cases, the Debtor Companies received approval from the Bankruptcy Court to pay on time and in full undisputed pre-petition obligations including salaries, wages and benefits to all of its employees, debts due to its trade creditors and independent contractors and to continue funding its strategic initiatives. As discussed below, the unsecured creditors committee has applied for an order vacating the first day order. In January 1998, the Debtor Companies ceased making payments on pre-petition obligations.

       On January 24, 1997 the Bankruptcy Court approved a $100 debtor-in-possession financing facility (the "DIP Loan"), which was provided by a syndicate of lenders, including The Chase Manhattan Bank, as agent bank (the "DIP Lenders"). As of December 31, 1997, the current outstanding debt under this facility was $91.2. The DIP Loan matured on June 30, 1997 and no repayment has occurred except for $3.0, the cash resulting from the sale of a portion of the Company's confectionery business in August 1997, and the current payment of interest and related administrative fees. The DIP Lenders have agreed to forbear from taking any action. Such forbearance is continuing on a daily basis. In connection with the appointment of the Chapter 11 Trustee for the Company as more fully discussed herein, The Chase Manhattan Bank has advised the Company that it is willing to lead a syndicate to make loans to Marvel subject to execution of definitive documentation and agreement on key terms. The Chapter 11 Trustee has not determined that such additional financing is necessary. In any event, District Court approval is required for such additional loans to the Debtor Companies and there can be no assurance such approval would be granted by the court.

       On February 12, 1997, the Office of the United States Trustee appointed a committee of equity security holders of the Debtor Companies under Section 1102(a)(1) of the Bankruptcy Code (the "Equity Committee"). As of April 14, 1998, the Equity Committee consists of: Karen Nagel, Esq., Marty Solomon, Peter
E. Kelly, Jr., Gladys V. Veidemanis and Ronald Cantor.

       On October 22, 1997, the Office of the United States Trustee appointed a committee of unsecured creditors of the Debtor Companies. As of April 14, 1998, such committee is comprised of: James E. Ladd, Jr., Standard Folding Cartons, Inc., Frank J. O'Connell, Scott M. Rosenberg and Snyder Ventures, Inc. The unsecured creditors committee has applied under Rule 60-b of the Federal Rules of Civil Procedure for an order vacating the first day order concerning the payment of pre-petition debt. As of April 14, 1998, no hearing has occurred as of yet on this motion and none is scheduled by the District Court. Nevertheless, the Debtor Companies have discontinued the payment of such pre-petition debt and do not intend to make any further payments regarding such debt without first applying to the District Court for approval.

       As a result of the several failed attempts at a plan of reorganization, the acrimony among the parties involved, the conflicts of interest between the parties and the significant amount of professional fees and other bankruptcy related costs incurred by the Company, on December 22, 1997, John J. Gibbons was appointed as Chapter 11 Trustee for the Company. The order appointing the Chapter 11 Trustee was appealed by certain creditors of the Company and was affirmed on March 25, 1998 by the United States Court of Appeals for the Third Circuit.

       The Chapter 11 Trustee has all of the powers of management and the Board of Directors of the Debtor Companies to operate and manage the Debtor Companies, but generally may not engage in transactions outside the ordinary course of business without approval, after notice and hearing of the District Court. Since the appointment of the Chapter 11 Trustee, the Board of Directors of Marvel no longer controls the business of Marvel.

Plans of Reorganization

       On December 27, 1996, Marvel filed a Plan of Reorganization (as amended, the "Initial Plan") which contemplated that pursuant to a stock purchase agreement dated December 26, 1996, between Andrews Group and Marvel, Andrews Group, or an affiliate thereof, would acquire from Marvel a number of shares of common stock (or its equivalent) that would represent 80.1% of the shares of a reorganized Marvel after giving effect to such acquisition, in consideration for $365 in cash or, at the option of Andrews Group, shares of Class A Common Stock of Toy Biz, or a combination of the foregoing (the "Andrews Investment"). The Initial Plan contemplated that in connection with the Andrews Investment, the Company would acquire the Class A Common Stock of Toy Biz not owned by Marvel, Andrews Group or their affiliates pursuant to various agreements with the principal stockholders of Toy Biz.

       On March 7, 1997, Andrews Group exercised its right to terminate the stock purchase agreement with the Company. On the same date, Andrews Group informed Toy Biz and the two principal stockholders of Toy Biz (other than the Company) that, as a result of the termination of the Andrews Investment, a condition to closing under the agreements that provided for the purchase of the Class A Common Stock of Toy Biz would not be satisfied, that Andrews Group did not intend to waive the satisfaction of such condition and therefore the transaction contemplated by such agreements would not be consummated. As a consequence of the termination of the stock purchase agreement and the Andrews Investment, the Initial Plan was withdrawn.

       On July 10, 1997 it was announced that Marvel, High River Limited Partnership ("High River"), Westgate International, L.P. ("Westgate"), Toy Biz, Isaac Perlmutter, Avi Arad and The Chase Manhattan Bank had reached agreement in principle on certain key economic terms relating to the Marvel Cases. The agreement in principle provided that, pursuant to a plan of reorganization (the "July Proposal") to be proposed by the Company, Marvel and Toy Biz would be combined in a transaction in which the stockholders of Toy Biz (other than the Company) would have received, in exchange for their Toy Biz shares, 49% of the outstanding shares of common stock of the Company, as reorganized.

       Additionally, pursuant to the July Proposal, the currently outstanding shares of Marvel common stock, par value $.01 per share (the "Common Stock"), would have been canceled and Marvel's equity holders (including the holders of certain notes issued by the Holding Companies) would have been offered rights to purchase on a pro rata basis: (1) new shares equal to 51% of outstanding common stock of the reorganized company for an aggregate price of $170.0 and (2) $225.0 of new debt securities of the reorganized company. High River and Westgate would have appointed a majority of the board of directors of the reorganized company. High River and Westgate were to have purchased all of the pre-petition and post-petition claims and liens of the secured lenders of the Company, except for certain debt of Panini and Fleer/Sky Box, and the proceeds of the rights offering would have been used to retire all of the bank claims so acquired by High River and Westgate.

       Consummation of the July Proposal was subject to: (1) negotiation and execution of definitive documentation regarding the agreement; (2) approvals of the Boards of Directors of Marvel and Toy Biz; (3) approval by holders of at least 67% in principal amount and 51% in number of secured lender claims (other than secured lender claims against Panini); and (4) approval of the Bankruptcy Court. The parties, however, could not reach agreement on definitive documentation and as a result, the July Proposal was terminated.

       On September 29, 1997, it was announced that Marvel had reached an agreement with its primary lenders, led by The Chase Manhattan Bank, that would allow it to emerge from bankruptcy protection. High River and Westgate had agreed to purchase pre-petition and post-petition bank claims from lenders in exchange for $385.0 in cash and the transfer by Marvel of the common stock of Panini owned by Marvel. High River and Westgate funded an escrow account in the amount of $385.0 in order to consummate the agreement. The agreement however, was subject to approvals from at least 67% in principal amount and a majority in number of members of the bank syndicate, as well as the Bankruptcy Court. On October 8, 1997, The Chase Manhattan Bank advised Marvel that although a majority in number of the bank lenders had approved the agreement, less than the required 67% in principal amount of the bank debt had approved the agreement and, accordingly, the $385.0 deposit was returned to High River and Westgate and the agreement in principle was terminated.

       In September 1997, prior to the appointment of the Chapter 11 Trustee, the Company, as debtor-in-possession, filed a plan of reorganization with the Bankruptcy Court. The Court has not set a date for a confirmation hearing on this plan and the Company has indicated that it will not proceed with this plan given the appointment of the Chapter 11 Trustee.

       On October 7, 1997, Toy Biz announced an unsolicited merger proposal for Marvel (the "Toy Biz Plan"). Under the Toy Biz Plan, shares of Toy Biz common stock would convert into equal number of shares of common stock in the combined company, giving Toy Biz stockholders (other than Marvel) an ownership interest of approximately 41% in the combined company. Marvel's senior secured creditors and DIP Lenders would receive approximately $230.0 in cash from new borrowings and Marvel's senior secured creditors would also receive common and convertible preferred stock, giving them a 40% ownership interest in the combined company. The Toy Biz Plan also provides for new investors to purchase $90.0 in convertible preferred stock, giving them an ownership interest of approximately 19% in the combined company.

       Under the Toy Biz Plan, unsecured creditors of the Company will receive, on a pro rata basis, a cash distribution of 15% of the amount of the allowed unsecured claims plus $2.0, up to a maximum of $8.0. In addition, unsecured creditors of the Company would receive warrants to purchase up to 1.75 million shares of common stock in the combined Toy Biz/Marvel company. The warrants would have a four-year term and would be exercisable at a price of $17.25 per share. Furthermore, shareholders in the Company would receive warrants to purchase up to 4 million shares of common stock in the combined company for 6 months following consummation of the Toy Biz Plan at an exercise price of $15.00 per share. Finally, holders of allowed unsecured claims would be entitled to receive distributions from any recovery on certain litigation. The Toy Biz Plan is subject to confirmation by the District Court and the approval of the senior secured creditors of the Company, who have agreed to support this plan. There can be no assurance that the Toy Biz Plan will be confirmed.

       On March 13, 1998, the District Court approved the disclosure statement for the Toy Biz Plan. The District Court has set May 4th and 5th, 1998, as the dates for a confirmation hearing for the proposed Toy Biz Plan. On April 13, 1998, the United States Court of Appeals for the Third Circuit issued an order granting a motion to expedite the appeal of a March 30, 1998 decision by the District Court regarding the Company's voting control over Toy Biz. Pending the expedited determination of this appeal, the order also stayed the effectiveness of the District Court's decision and the hearing scheduled for May 4, 1998 for confirmation of the Toy Biz Plan. The Chapter 11 Trustee, management of Toy Biz and the secured lenders of the Company are currently in negotiations attempting to settle the claims that are the subject of the appeal as well as other matters. There can be no assurance that such negotiations will be successful and that such claims will be settled.

       In addition to the Toy Biz Plan, the Company has received preliminary indications of interest from third parties to purchase the Company or all or part of the Company's assets. As of this date, the Company cannot predict whether any of these indications of interest will result in a more formal offer to purchase any or all of the Company or its assets, nor can the Company determine whether any such indications of interest will result in offers superior to the Toy Biz Plan. Several third parties have conducted due diligence reviews with respect to the Company. The Chapter 11 Trustee has retained the services of an investment banking firm to assist him in this process.

       There can be no assurance that any plan of reorganization, including the Toy Biz Plan, will be confirmed under the Bankruptcy Code.

       If the Company is unable to obtain confirmation of a plan of reorganization, its creditors or equity security holders may seek other alternatives for the Company, including bids for the Company or parts thereof through an auction process, or possible liquidation.

Holding Companies

        Marvel Holdings, Inc. ("Holdings"), Marvel Parent, Marvel III Holdings, Inc. ("Marvel III", and collectively with Holdings and Marvel Parent, the "Holding Companies") own approximately 78% of common stock of Marvel.

       Each of the Holding Companies has issued debt obligations (collectively, the "Notes") pursuant to certain indentures (collectively, the "Indentures"), which debt is secured, in part, by shares of Common Stock of Marvel owned by such Holding Company. Approximately 77.3 million shares of Common Stock of Marvel are pledged to secure the Notes. The debt issued by Marvel Parent was additionally secured by 100% of the issued and outstanding shares of common stock of Holdings ("Holding Stock").

       On December 27, 1996, the Holding Companies filed voluntary petitions for relief under the Bankruptcy Code with the Bankruptcy Court. The chapter 11 cases commenced by the Holding Companies (the "Holding Cases") have not been procedurally consolidated with the Marvel Cases and are not jointly administered with the Marvel Cases. The filing by the Holding Companies of voluntary petitions for reorganization operated as an automatic stay against the commencement or continuation of any judicial, administrative or other proceedings against the Holding Companies, any act to obtain possession of property of or from the Holding Companies, or any act to create, perfect or enforce any lien against property of the Holding Companies, with certain exceptions under the Bankruptcy Code.

       On January 9, 1997, the United States Trustee appointed an Official Bondholder Committee (the "Bondholder Committee") to represent the interest of all holders (collectively, the "Noteholders") of the Notes. The Bondholder Committee is currently comprised of High River, Westgate, Schultz Investments, WHERCO, Inc., M3, LLC and United Equities Commodities Company.

       The commencement of the Holding Cases was an event of default under each of the Indentures. On January 13, 1997, the Bondholder Committee filed a motion (the "Lift Stay Motion") with the Bankruptcy Court seeking an order lifting the automatic stay in the Holding Cases and thus permitting the trustee under the Indentures (the "Indentures Trustee") to vote the shares of stock pledged to secure repayment of the Notes, including (i) 100% of the Holding Stock (ii) 100% of the stock of Marvel Parent and (iii) approximately 78.8% of the Marvel Common Stock (collectively, the "Pledged Stock"). On January 13, 1997, The Bank of New York, then trustee under the Indentures, joined in the Lift Stay Motion, and on January 30, 1997, LaSalle National Bank (after its appointment as the successor trustee under the Indentures) also joined in the Lift Stay Motion. On February 26, 1997, the Bankruptcy Court entered an order granting the Lift Stay Motion and permitting the Bondholder Committee and the Indentures Trustee, on behalf of the Noteholders, to vote the Pledged Stock (the "Lift Stay Order"). On February 27, 1997, the Company and the Holding Companies filed a notice of appeal with respect to such Lift Stay Order.

       On March 19, 1997, the Bondholders Committee notified the Company that on March 25, 1997 it would cause the Indentures Trustee to vote the Pledged Stock to replace the Board of Directors of Marvel. On March 24, 1997, at the request of Marvel and its pre-petition bank lenders (the "Bank Lenders"), the Bankruptcy Court issued a restraining order (the "Stay Order") enjoining the Bondholder Committee and the Indentures Trustee from voting the Pledged Stock or otherwise replacing the Board of Marvel without first seeking and obtaining relief from the automatic stay imposed under the Bankruptcy Code in the Marvel Cases. The Stay Order, however, did not prevent the holders of the Notes issued by Marvel Parent from exercising voting power over the Holding Stock for the purpose of removing and replacing the Board of Directors of Holdings.

       On April 24, 1997, the Indentures Trustee, at the direction of the holder of a majority of the Notes issued by Marvel Parent, removed the members of the Board of Directors of Holdings and appointed Carl C. Icahn, Vincent J. Intrieri and Robert J. Mitchell to the Holdings Board. As a result, Marvel was no longer consolidated for federal income tax purpose with Mafco. As a result of such tax deconsolidation, the Company will retain an allocated portion, if any, of net operating loss carryforwards of the Mafco affiliated group. Such allocation is not yet determinable (See Note 7).

       Between March 24, 1997 and June 20, 1997, Marvel and the Bank Lenders requested action by the Bankruptcy Court and the District Court seeking, among other things, to prevent the Noteholders and Holdings from exercising voting authority with respect to the shares of Common Stock of Marvel owned by Holdings for the purpose of removing the existing Board of Directors of Marvel and replacing it with the New Board (as defined below). At the same time, the Bondholder Committee and Indentures Trustee also requested action by the Bankruptcy Court and the District Court seeking to permit the Noteholders and/or Holdings to exercise voting authority over such shares for such purpose. Such litigation culminated in the issuance of an order by the District Court vacating the Bankruptcy Court's Stay Lift Order effective as of 5:00 p.m. (New York time) on June 20, 1997. The effect of such order was to permit Holdings, as a majority stockholder of Marvel, to vote such stock to remove the existing Board of Directors of Marvel and replace it with a new board of directors (the "New Board") which was comprised of the following directors: Carl C. Icahn, Harold First, Charles K. MacDonald, Glen Adams, J. Winston Fowlkes, III, Robert J. Mitchell, Jouko T. Tamminen, Vincent J. Intrieri, and Michael J. Koblitz. Jouko
T. Tamminen resigned from the Board of Directors effective August 3, 1997. Additionally, the New Board by written consent amended and modified Marvel's By-laws to provide that Marvel's Board of Directors shall be composed of nine persons or such other number of persons as may thereafter be fixed by Marvel's Board of Directors. As a result of the replacement of the existing board with the New Board, Toy Biz has taken the position that a change in control of Marvel occurred and that pursuant to the provisions of the stockholder agreement between the Company, Toy Biz and certain other stockholders of Toy Biz, the Company's shares of Toy Biz Class B common stock automatically converted to Class A common stock of Toy Biz, reducing the Company's voting control of Toy Biz from 78.4% to 26.6%. The Company disputes Toy Biz's position and maintains that it continues to own Class B common stock of Toy Biz. On March 30, 1998, the District Court issued an order in favor of Toy Biz on this issue. The Company and other interested parties have filed an appeal of this determination to the United States Court of Appeals for the Third Circuit. The Chapter 11 Trustee, management of Toy Biz and the secured lenders of the Company are currently in negotiations attempting to settle the claims that are the subject of the appeal as well as other matters. There can be no assurance that such negotiations will be successful and that such claims will be settled.

       On March 3, 1998, the District Court entered an order permitting the distribution to the Noteholders of up to 12.5 million outstanding shares of Common Stock of Marvel which were pledged to secure the Notes. Further, the order authorized the sale by Holdings for cash of an additional 2.5 million shares of Common Stock of Marvel currently held by Holdings in escrow to pay certain administrative expenses. The Indentures Trustee subsequently sought an order from the District Court permitting the distribution to the Noteholders of additional shares of Common Stock which were pledged to secure the Notes. By an order dated April 9, 1998, the District Court authorized the distribution to the Noteholders of an additional 21.5 million shares of Common Stock and the sale of approximately 400,000 additional shares of Common Stock currently held by Holdings to pay certain administrative expenses.

Other:

       As part of the chapter 11 process, the Debtor Companies have received a significant number of proofs of claims. The Company is currently in the process of reviewing these claims and believes that a majority of these claims may have been paid or are without merit. Although the Company believes that amounts recorded as of December 31, 1997 are adequate to cover the ultimate liability under these claims, there can be no assurance that these claims will not be settled for amounts in excess of these amounts.

       Financial accounting and reporting during a chapter 11 proceeding is prescribed in Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under Bankruptcy Code" ("SOP 90-7"). Accordingly, certain pre-petition obligations, which may be subject to settlement, have been classified as obligations subject to chapter 11 settlement under reorganization and consist of the following estimated amounts:


                                                 December 31, 1997      December 31, 1996
                                               --------------------   ---------------------
Total accrued expenses                                      $ 13.7                 $ 14.7
Debt:
  U.S. Term Loan Agreement                                   350.0                  350.0
  Amended and Restated Credit Agreement                      120.0                  120.0
  Chase Revolving Line of Credit                              15.0                   15.0
                                               --------------------   ---------------------
  Total debt                                                 485.0                  485.0
                                               --------------------   ---------------------
Other long-term liabilities                                    3.5                    3.5
                                               --------------------   ---------------------
Total liabilities subject to settlement under
   reorganization                                           $502.2                 $503.2
                                               ====================   =====================


       Total bankruptcy reorganization items of $11.3 and $5.5 for the years ended December 31, 1997 and 1996, respectively, include professional charges and other costs typical to those incurred by entities in bankruptcy.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

       Sales are recorded upon shipment of products. Sales made on a returnable basis are recorded net of provisions for estimated returns. These estimates are revised, as necessary, to reflect actual experience and market conditions.

Subscription revenues generally are collected in advance for a one year subscription and are recognized as income on a pro-rata basis over the subscription period. Income from licensing of characters owned by the Company is recorded at the time characters are available to the licensee and collection is reasonably assured. Receivables due more than one year beyond the balance sheet date are discounted to their present value.

ADVERTISING EXPENSE

       Advertising production costs are expensed when the advertisement is first run. Advertising expense was $31.0, $69.0, and $69.2 in 1997, 1996, and 1995, respectively. The amount of advertising costs included in prepaid expenses and other as of December 31, 1997 and 1996 was $0.6 and $2.2, respectively.

ROYALTIES

       Minimum guaranteed royalties, as well as royalties in excess of minimum guarantees, are generally expensed as incurred based on sales of related products.

USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The principal areas of judgment relate to provision for returns and other sales allowances, doubtful accounts, the realizability of inventories, goodwill and other intangible asset impairment, reserve for royalty guarantees and advances, income taxes, proofs of claims, resolution of litigation and pro forma information related to stock options.

INVENTORIES

       Inventories are valued at the lower of cost (first-in, first-out (FIFO)) or market.

PROPERTY, PLANT AND EQUIPMENT

       All expenditures for additions and improvements to property, plant and equipment are capitalized and normal repairs and maintenance are charged to expense as incurred. Construction-in-progress principally includes machinery and equipment being constructed for the Company by outside vendors under contract.

GOODWILL AND OTHER INTANGIBLES

       Goodwill and other intangibles are amortized on the straight-line basis over 15 to 40 years. The Company's accounting policy regarding the assessment of the recoverability of the carrying value of goodwill and other intangibles is to review the carrying value of goodwill and other intangibles if the facts and circumstances suggest that they may be impaired. If this review indicates that goodwill and other intangibles will not be recoverable, as determined based on the undiscounted future cash flows of the Company relating to such assets, the carrying value of goodwill and other intangibles will be reduced to its estimated fair value.

       As described above, continuing operating losses in the trading card business and losses in the sticker business through the fourth quarter of 1997, as well as significant long-term changes in industry conditions which resulted in lower than expected fourth-quarter sales, including basketball trading card sales, indicated to the Company, at that time, that there may be asset impairment. During the fourth quarter of 1997, the Company also completed its 1998 business plan which anticipates a continuation of the trend of lower revenues from the trading card and children's activity stickers businesses. Accordingly, the Company evaluated the recoverability of the carrying value of long-lived assets, including goodwill and other intangibles, in accordance with its previously stated accounting policies and recorded a non-cash charge of approximately $106.7, of which $78.5 related to trading cards and $28.2 related to activity stickers. The Company had recorded a non-cash charge of approximately $278.5 during the fourth-quarter of 1996 to write-off impaired goodwill related substantially to its trading card business, and to a lesser extent, its publishing business. Remaining goodwill associated with the Company's trading cards operations is approximately $24.0, which will be amortized on the straight-line basis over 10 years and remaining goodwill associated with its sticker operations is $70.0, which will be amortized on the straight line basis over the next 20 years (see Note 13).

DEFERRED CHARGES

       Deferred charges and other includes deferred debt issue costs, which are mainly costs associated with the Company's credit facilities that are amortized over the term of the related agreements (see Note 5).

TRANSLATION OF FOREIGN CURRENCIES

       The financial position and results of operations of the Company's foreign subsidiaries are measured using the local currency as the functional currency. Assets and liabilities of subsidiaries are translated at the exchange rate in effect at year-end. Income statement accounts and cash flows are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of differing exchange rates are included in the cumulative translation adjustment account in stockholders' equity. Transaction adjustments arising from the use of differing exchange rates, including intercompany account balances, are included in net income.

EARNINGS PER SHARE

       In 1997, the Financial Accounting Standards Board issued Statement No. 128, Earnings per Share ("FAS 128"). This statement replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is similar to the previously reported fully diluted earnings per share. All earnings per share amounts for all periods have been presented and restated as necessary to conform to FAS 128's requirements.

The following table sets forth the components for the computation of basic and diluted earnings per share:


                                              1997            1996           1995
                                          ------------   -------------   ------------
Numerator:
   Loss before extraordinary item         $     (254.3)  $     (464.4)   $      (45.1)

Denominator:
   Weighted average shares outstanding     101,809,657    101,796,100     101,287,467


RECENT PRONOUNCEMENTS

       In 1997, the Financial Accounting Standard Board ("FASB") issued Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" ("FAS 130"). The Company is not required to disclose financial statements in accordance with FAS 130 until the first quarter of 1998, at which time it will reclassify interim financial statements for the prior year for comparative purposes.

       In 1997, the FASB issued Statement of Financial Accounting Standards No 131, "Disclosures about Segments of and Enterprise and Related Information" ("FAS 131"). The Company is not required to disclose segment information in accordance with FAS 131 until December 31, 1998, at which time it will restate prior years' segment disclosures to conform with FAS 131 segment presentation.

RECLASSIFICATION

       Certain prior year amounts have been reclassified to conform with the current year presentation.


4.     TOY BIZ

       On March 2, 1995, Toy Biz completed the Toy Biz IPO in which it issued and sold 2,750,000 shares of Class A Common Stock at $18 per share. As part of the Toy Biz IPO, a stockholder sold 700,000 shares of Class A Common Stock at $18 per share. The net proceeds to Toy Biz, after deducting commissions and offering expenses, of $44.1 were used to pay outstanding amounts due under subordinated notes held by the Company and the sole stockholder of the predecessor to Toy Biz and for working capital and general corporate purposes. In 1995, the Company recorded a gain of $14.3 on the Toy Biz IPO in recognition of the net increase of the Company's equity investment in Toy Biz based on fair value. In August 1996, Toy Biz sold in an offering 700,000 shares of its Class A Common Stock at a price to the public of $15 per share. As part of the Toy Biz offering, the Company sold 2.5 million shares of its Toy Biz Class A Common Stock. In the third quarter of 1996, the Company recorded a gain on the sale of this common stock of approximately $22.0. The net proceeds to Toy Biz and the Company were approximately $9.3 and $35.7, respectively, after deducting amounts for fees and expenses.

       In conjunction with the Toy Biz IPO, the Company's equity ownership percentage of Toy Biz decreased to 36.6% and its voting control increased to 85.3% and, as a result of the increase in voting control, the consolidated financial statements of the Company from March 1, 1995 through June 30, 1997 include the results of operations, financial position and cash flows of Toy Biz. For the period prior to the Toy Biz IPO, Toy Biz was accounted for under the equity method. As a result of the Company's sale of Class A Common Stock of Toy Biz in August 1996, the Company's ownership percentage of Toy Biz decreased to 26.6% and its voting control decreased to 78.4%.

       In connection with the Toy Biz IPO, Marvel, certain principal shareholders of Toy Biz and their affiliates and Toy Biz entered into a stockholders' agreement (the "Stockholders' Agreement"). The Stockholders' Agreement provides that upon a change of control of Marvel, Marvel is obligated to convert its shares of Class B Common Stock of Toy Biz into Class A Common Stock of Toy Biz, unless such shareholders consent to such shares remaining as Class B Common Stock. Due to the replacement of Marvel's existing board with a new Board of Directors, Toy Biz had taken the position that a change in control occurred under the Stockholders' Agreement and that the Company's shares of Toy Biz Class B Common Stock automatically converted to Class A Common Stock, reducing the Company's voting control of Toy Biz from 78.4% to 26.6%. The Company had disputed Toy Biz's position and maintained that it owned Class B Common Stock of Toy Biz. On March 30, 1998, the District Court issued an order that resulted in the Company's voting power over Toy Biz being reduced from 78.4% to 26.6%. The Chapter 11 Trustee and other interested parties have appealed this order. On April 13, 1998, the United States Court of Appeals for the Third Circuit issued an order granting a motion to expedite the appeal of a March 30, 1998 decision by the District Court regarding the Company's voting control over Toy Biz. Pending the expedited determination of this appeal, the order also stayed the effectiveness of the District Court's decision and the hearing scheduled for May

4, 1998 for confirmation of the Toy Biz Plan. Since July 1, 1997, due to the dispute over Marvel's ability to control or influence Toy Biz and because Toy Biz ceased reporting its financial information to the Company, the Company deconsolidated Toy Biz. The Company's Consolidated Financial Statements do not include any adjustments to its investment in Toy Biz in the Consolidated Financial Statements since July 1, 1997. The Consolidated Balance Sheet, as of December 31, 1997, reflects Marvel's investment of approximately 7.4 million shares of Toy Biz common stock at the historical cost adjusted for the equity method of accounting through the date of deconsolidation. As of December 31, 1997 the Company's investment in Toy Biz was $33.0. Had the Company reinstated accounting for its investment in Toy Biz on the equity method, the carrying value would have been $26.4 at December 31, 1997 based on Toy Biz's published results.


5.     AMOUNTS PAYABLE TO BANKS

Debt consists of the following:


                                                     December 31, 1997     December 31, 1996
                                                     -----------------     -----------------
U.S. Term Loan Agreement                                       $ 350.0               $ 350.0
Amended and Restated Credit Agreement                            120.0                 120.0
Chase Revolving Line of Credit                                    15.0                  15.0
Panini Term Loan Agreement                                       116.2                 139.3
Other Long Term Panini Debt                                       14.2                  16.3
                                                     -----------------     -----------------
Subtotal                                                         615.4                 640.6
Included in liabilities subject to settlement                   (485.0)               (485.0)
Less Panini debt in default                                     (116.2)                (10.6)
Less current maturities of other Panini debt                      (5.7)                    -
                                                     -----------------     -----------------
                                                               $   8.5               $ 145.0
                                                     =================     =================


       On December 20, 1996, the banks and financial institutions that were parties to the U.S. Term Loan Agreement (as defined below), the Amended and Restated Credit Agreements (as defined below), the Chase Revolving Line of Credit (as defined below) and the Panini Term Loan Agreement (as defined below), (collectively, the "Credit Agreements") entered into a Standstill Agreement and Amendment (the "Standstill Agreement") which granted the Company the right to maintain any outstanding loans under the Credit Agreements as either Eurodollar in Eurocurrency Loans during the Standstill Period (as defined below). The Standstill Agreement also provided that the commitments under the Credit Agreements would not automatically terminate or be accelerated upon the commencement of the reorganization cases but rather would be suspended and reinstated upon confirmation of the Initial Plan. Unless a payment default was continuing or certain other termination events were triggered, each lender under the Credit Agreements agreed not to exercise any remedies against any subsidiary of Marvel which is not one of the Debtor Companies during the Standstill Period. The Standstill Period commenced on December 27, 1996 and ended on June 30, 1997. As a result of the lapse of the Standstill Period (as defined in the Standstill Agreement), all principal and interest incurred under the Company's Credit Agreements is now due and owing. The Company currently operates its business using cash collateral as authorized by the pre-petition banks from time to time. However, there can be no assurance that such authorization will continue in the future.

       On June 5, 1997, the Bankruptcy court approved an order suspending the adequate protection payments being made by the Company to the Bank Lenders. As a result, the Company has ceased making interest payments on the U.S. Term Loan Agreement, the Amended and Restated Credit Agreement and the Chase Revolving Line of Credit.

The amount of the suspended adequate protection payments as of December 31, 1997 was $29.4 and is not included in the liabilities of the Company.

       In July 1997, Panini, a subsidiary of the Company that has not filed for protection under chapter 11 and, therefore, is not one of the Debtor Companies, suspended all payments of interest and principal under the Panini Term Loan Agreement. As of December 31, 1997, suspended payments of interest and principal under the Panini Term Loan are lire 22.0 billion (approximately $12.4 based on the exchange rates at December 31, 1997), and is included in the Consolidated Balance Sheet at December 31, 1997 in accrued expenses. This suspension constituted an event of default under the Panini Term Loan Agreement, and, consequently, the Company has reclassified the Panini Term Loan to current liabilities. On August 11, 1997, Panini entered into an agreement with The Chase Manhattan Bank for a loan of lire 27 billion (approximately $15.3 based on the exchange rate at December 31, 1997) to provide short term liquidity. On August 5, 1997, the Company received approval from Bankruptcy Court to guarantee this loan. The guarantee is junior to all liens of the DIP Lenders, but is senior to the Secured Lenders. This loan is subject to a number of financial and other covenants and conditions of borrowing. As of December 31, 1997, the credit line was fully used. The loan expired on October 31, 1997, and by stipulation, the maturity date was extended to March 31, 1998. As a result of Panini's significant operating losses in 1997 and continued liquidity crisis, the Company was able to further extend the payment date of this loan to September 1998.

       On June 30, 1997, the DIP Loan matured and no repayment has occurred, except $3.0 from the net proceeds resulting from the sale of a portion of the Company's confectionery business, and the current payment of interest and related administrative fees. The DIP Lenders have agreed to forbear from taking any actions. Such forbearance is continuing on a daily basis. With a full reservation of all rights, the DIP Lenders and the pre-petition secured lenders have agreed to the Debtor's continued use of the cash collateral on the same terms and conditions and with most of the same protections as set forth in the current financing and cash collateral order approved by the Bankruptcy Court. In connection with the appointment of the Chapter 11 Trustee, The Chase Manhattan Bank has advised the Company that it is willing to lead a syndicate to make loans to the Company subject to the execution of definitive documentation and agreement on key terms. The District Court's approval is required for such additional loans to the Company. There can be no assurance that such approval will be granted by the court or that the DIP Lenders and the pre-petition secured lenders will allow for the Company to continue to use their cash collateral.

       The liens securing the DIP Loan take first position (prime) over the liens securing the Credit Agreements and are secured by a lien on the Company's 26.6% equity interest in Toy Biz. Borrowings under the DIP Loan bear interest at a rate per annum equal to the one month Eurodollar Rate (as defined in the DIP
Loan) rounded upwards to the next 1/16 of 1%, or Alternate Base Rate (as defined in the DIP Loan) plus the Applicable Margin (as defined in the DIP Loan) of 2-1/2% with respect to Eurodollar Loans and 1-1/2% with respect with Alternate Base Rate loans. Interest on Alternate Base Rate Loans is payable monthly in arrears, and interest on Eurodollar Rate Loans is payable at the end of the applicable interest period. Pursuant to the terms of the DIP Loan, the outstanding balances under the current DIP Loan after June 30, 1997 bear interest at the penalty rate of Alternate Base Rate plus a margin of 3-1/2%, which, at December 31, 1997 was approximately 12%.

       The DIP Loan includes various restrictive covenants prohibiting the Company from, among other things, incurring additional indebtedness (with certain limited exceptions), making investments, including for the Company's strategic initiatives (with certain limited exceptions), and making dividend, redemption and certain other payments on its capital stock. The DIP Loan also contains certain financial covenants and events of default if the royalty free license from Marvel to Toy Biz is rejected in the Marvel Cases.

       Under separate credit arrangements for short term borrowings arranged with the various European financial institutions, Panini may borrow up to lire
42.7 billion as of December 31, 1997 (approximately $24.2 based on the exchange rate at December 31, 1997) on such terms as Panini and the banks may mutually agree upon. These arrangements generally do not have termination dates but are reviewed periodically for renewal. At December 31, 1997, the credit lines were fully used. The weighted average interest rate on short-term borrowings as of December 31, 1997 was 6.7%.

       In April 1995, the Company entered into a $350.0 term loan agreement (as amended) with a syndicate of banks, the Co-Agents and The Chase Manhattan Bank, as administrative agent (the "U.S. Term Loan Agreement"). Loans under the U.S. Term Loan Agreement bear interest at a rate per annum equal to the Eurodollar Rate (as defined in the U.S. Term Loan Agreement), or the Alternate Base Rate (as defined in the U.S. Term Loan Agreement) plus, in each case, the Applicable Margin (as defined in this paragraph). Applicable Margin means (a) with respect to Eurodollar Rate Loans, 3% and (b) with respect to Alternate Base Rate loans, 2%. If adequate protection payments were not suspended, Alternate Base Rate borrowings would have a rate of 10.5% as of December 31, 1997.

       On August 30, 1994, the Company entered into a $120.0 revolving loan agreement with a syndicate of banks, the Co-Agents and The Chase Manhattan Bank, as administrative agent (the "Amended and Restated Credit Agreement"). Loans under the Amended and Restated Credit Agreement bear interest at a rate per annum equal to the Eurodollar Rate (as defined in the Amended and Restated Credit Agreement) plus, in each case, the Applicable Margin (as defined in this paragraph). Applicable Margin means (a) with respect to Eurodollar Rate loans, 3% and (b) with respect to Alternate Base Rate loans, 2%. If adequate protection payments were not suspended, Alternate Base Rate borrowings would have a rate of 10.5% as of December 31, 1997.

       During March 1996, the Company entered into a $25.0 revolving line of credit (as amended) with The Chase Manhattan Bank (the "Chase Revolving Line of Credit"). Through November 20, 1996 the Company borrowed $15.0, at which time the line of credit was reduced to the amount outstanding. The Chase Revolving Line of Credit is pari passu with the U.S. Term Loan Agreement, the Amended and Restated Credit Agreement, and the Panini Term Loan Agreement. The Chase Revolving Line of Credit bears interest at a rate per annum equal to the Eurodollar Rate (as defined in the Amended and Restated Credit Agreement), plus 3%, or the Alternate Base Rate Loan (as defined in the Amended and Restated Credit Agreement) plus 2%. If adequate protection payments were not suspended, ABR borrowings would have a rate of 10.5% as of December 31, 1997.

       On August 30, 1994, the Company, Marvel Italia Srl (now Panini S.p.A.) and Insituto Bancario San Paolo Di Torino S.p.A. (the "Lenders"), entered into a term loan and guarantee agreement (the "Panini Term Loan Agreement") providing for a term loan credit facility of lire 244.5 billion (approximately $154.0 based on exchange rates in effect on the date of acquisition).

       The Panini Term Loan Agreement requires interest at a rate per annum equal to the Eurocurrency Rate (as defined in the Panini Term Loan Agreement) or, in certain limited circumstances, the Negotiated Rate (as defined in the Panini Term Loan Agreement), in each case plus the Applicable Margin (as defined in this paragraph). Eurocurrency Rate Loans have, at the option of Panini, interest periods of one, two, three or six months. Applicable Margin means (a) with respect to Eurocurrency Loans 3% and (b) with respect to Negotiated Rate Loans, 2%. Panini suspended all payments of interest and principal for the Panini Term Loan Agreement in July 1997.

       The U.S. Term Loan Agreement (through incorporation by reference to the Amended and Restated Credit Agreement), the Amended and Restated Credit Agreement, Chase Revolving Line of Credit Agreement (through incorporation by reference to the Panini Term Loan Agreement), and the Panini Term Loan Agreement include various restrictive covenants prohibiting the Company from, among other things, incurring additional indebtedness, with certain limited exceptions, and making dividend, redemption and certain other payments on its capital stock. The U.S. Term Loan Agreement, the Amended and Restated Credit Agreement and the Panini Term Loan Agreement also contain certain customary financial covenants and events of default for financing of this type, including a change of control covenant. Mandatory prepayments are required to be made out of net proceeds from sales of assets by the Company, with certain exceptions, and from certain excess cash flow (as defined in the Amended and Restated Credit Agreement).

       Pursuant to the terms of the Credit Agreements, the respective lenders (the "secured lenders") are secured by substantially all of the Company's domestic assets, other than the Company's investment in common stock of Toy Biz, and all of the capital stock of the Company's domestic subsidiaries and 65% of the capital stock of the Company's first tier foreign subsidiaries.

       The filing of petitions for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court by the Debtor Companies is an event of default under the Credit Agreements.

       The average cost of borrowings for the U.S. Term Loan Agreement and the Amended and Restated Credit Agreement was 8.65% for the period of January 1, 1997 through June 5, 1997, the date the Company stopped paying and accruing interest. The average cost of borrowing for the Term Loan Agreement was approximately 11.13% for the year ended December 31, 1997. The average cost of borrowings for the U.S. Term Loan Agreement, the Amended and Restated Credit Agreement and the Term Loan Agreement was approximately 8.83% and 8.88% for the years ended December 31, 1996 and 1995, respectively. The average cost of borrowings for the DIP Loan was 8.23% for the year ended December 31, 1997.

       Interest expense was $47.7, $60.8, and $47.1 in 1997, 1996, and 1995, respectively. Contractual interest was $77.1 for the year ended December 31, 1997. Interest paid was $43.3, $60.6, and $42.7 in 1997, 1996, and 1995, respectively. The revolving credit portion of the Amended and Restated Credit Agreement at December 31, 1997 was fully drawn. The Amended and Restated Credit Agreement requires the Company to pay a commitment fee of 1/4 to 3/8 of 1% per annum on the unused portion.

       Due to the extenuating circumstances involving the Credit Facilities and other debt as a result of the chapter 11 filings, it is not practicable to estimate the fair value of these obligations as of December 31, 1997.

       Financing charges of $21.8 were incurred in connection with the Company's credit facilities which were deferred and are being amortized over the remaining term of the respective facilities.

       The scheduled aggregate maturities of the Company's long term debt, not subject to settlement under reorganization, per the underlying credit agreements that support each debt facility are as follows:


                                  For the Years Ending December 31,
                                  ---------------------------------
1998.............................           $121.9
1999.............................              5.7
2000.............................              2.8
                                        ----------
                                            $130.4
                                        ==========


       The scheduled aggregate maturities of the Company's long term debt which is subject to settlement under reorganization per the underlying credit agreements that support each debt facility are as follows:


                                  For the Years Ending December 31,
                                  ---------------------------------
1998.............................           $ 15.0
1999.............................             57.5
2000.............................            125.0

2001.............................            187.5
2002.............................            100.0
                                        ----------
                                            $485.0
                                        ==========


6.     EMPLOYEE BENEFIT PLANS

SAVINGS PLANS

       The Marvel Entertainment Group, Inc. Savings and Investment Plan is a defined contribution plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended, covering all full-time non-union salaried and hourly employees who have at least one year of service and matches contributions by employees in an amount equal to 100% of the first 3% of eligible compensation contributed and 25% of the next 3% of eligible compensation contributed, up to a maximum of 3.75% of the employees' compensation. The provisions for contributions under this plan was $.5 in each of 1997, 1996 and 1995.

PENSION PLANS

       Fleer and SkyBox have noncontributory defined benefit pension plans for salaried employees. During prior years, these plans were amended to prohibit participation by new employees. Effective as of September 1, 1996, such pension plans were merged with Fleer becoming the plan sponsor. The benefits were based on the employee's years of service and highest five years of compensation. Contributions are intended to provide for benefits attributed to service to date. The projected benefit obligation was $18.0 and $17.7 and plan assets were approximately $17.1 and $14.5 at December 31, 1997 and 1996, respectively. Pension expense for all periods was insignificant.

STOCK OPTION PLAN

       Under the terms of the Marvel Entertainment Group, Inc. Amended and Restated Stock Option Plan (the "Stock Option Plan"), incentive stock options ("ISOs"), non-qualified stock options ("NQSOs") and stock appreciation rights ("SARs") may be granted to key employees of, or consultants to, the Company and any of its affiliates from time to time. In May 1995, the Company was authorized to increase the aggregate number of shares of Common Stock as to which options and rights may be granted under the Stock Option Plan from 11,000,000 to 16,000,000 shares, including options described below.

       Information with respect to options under the Stock Option Plan follows:

                                                                                                        Weighted
                                                                                                        Average
                                                                                                        Exercise
                                                                 Shares       Option price per share     Price
                                                              ------------    ----------------------   ---------
Outstanding at January 1, 1995..............................     8,072,603         $ 2.0625 - $26.75
Exercised...................................................    (1,046,940)        $ 2.0625 - $14.50      $15.623
Canceled....................................................    (1,267,002)        $2.0625 - $17.625      $16.296
Granted.....................................................     2,200,000         $14.25   - $15.50      $14.909
                                                              ------------
Outstanding at December 31, 1995............................     7,958,661         $ 2.0625 - $26.75
Exercised...................................................      (106,993)        $ 2.0625 -  $7.75      $11.945
Canceled....................................................    (1,127,668)        $ 2.0625 - $26.75      $15.658
Granted.....................................................     1,745,000         $5.00   - $12.625      $ 9.851
                                                              ------------
Outstanding at December 31, 1996............................     8,469,000         $ 2.0625 - $26.75

Canceled....................................................    (4,435,800)        $ 2.0625 - $18.00      $10.266
Exercised...................................................           ---                       ---          ---
Granted.....................................................           ---                       ---          ---
                                                              ------------
Outstanding at December 31, 1997............................     4,033,200         $ 2.0625 - $26.75
                                                              ============

       At December 31, 1997, 3,523,200 shares (6,078,867 shares at December 31,
1996) were exercisable and 6,158,143 shares (1,722,343 shares at December 31,
1996) were available for future grants of options and rights. The current Toy Biz Plan and all other previous plans of reorganization involve a recapitalization of the Company. As a result, any outstanding grants would be canceled as the Company's stock option plan will be terminated.

                                      Options Outstanding                        Options Exercisable
                                      -------------------                 --------------------------------
                          Number          Weighted
                      Outstanding at      Average          Weighted           Number          Weighted
Ranges of Exercise     December 31,       Remaining         Average        Exercisable at      Average
     Prices                1997           Contractual    Exercise Price     December 31,    Exercise Price
                                             Life                              1997
----------------------------------------------------------------------------------------------------------
$ 2.06 - $ 5.00              496,000            3.53          $ 2.06           496,000          $ 2.06
$ 5.01 - $10.00            2,296,500            5.20          $ 9.33         2,296,500          $ 9.33
$10.01 - $15.00            1,010,700            7.67          $12.82           550,700          $13.41
$15.01 - $26.75              230,000            7.28          $15.84           180,000          $15.93


       The Company accounts for its stock options under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related Interpretations. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on date of grant, no compensation expense is recognized. In 1996, the Company elected to follow the disclosure-only provisions under FASB Statement No. 123, "Accounting for Stock-Based Compensation," ("FAS 123"). For the purposes of FAS 123 pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:


                                                     1997         1996
                                                  ----------   ---------
Net loss, as reported                               ($254.3)     ($464.4)
Pro forma net loss                                  ($260.7)     ($470.4)

Pro forma net loss per share - basic and diluted     ($2.56)      ($4.62)
                                                  ==========   =========

       The fair value for each option grant under the Stock Option Plan was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for the various grants made during 1995 and 1996: risk free interest rates ranging from 5.40% to 6.53%; no dividend yield; expected volatility ranging from .466 to .487; and expected life of three years. The option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, the option valuation model requires the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate in management's opinion, the existing model does not necessarily provide a reliable single measure of the fair value of its employee stock options.


7.     INCOME TAXES

       The domestic members of the Company, with the exception of Toy Biz (Toy Biz files separate federal and state income tax returns), were included in the consolidated federal income tax return, and in some cases the state income tax returns, of Mafco and its subsidiaries from May 19, 1993 until April 24, 1997.

       Throughout the Mafco consolidated period, the Company has been operating under a tax sharing agreement with Mafco or an affiliate of Mafco which provides that federal income taxes be paid to Mafco or an affiliate as if the Company were a separate taxpayer. The Company previously filed separate federal income tax returns for the periods July 23, 1991 (the date of its initial public offering) through May 18, 1993. By operation of net operating loss carrybacks, Marvel has received refunds of substantially all Federal tax previously paid to Mafco or its affiliates. An additional refund of $0.4 related to these carrybacks is due from the Internal Revenue Service (the "IRS"), but has not yet been received. Federal income taxes paid to Mafco affiliates were $0.1 and $13.6 in 1996 and 1995, respectively. Refunds received from Mafco affiliates were $10.4 and $17.1 in 1997 and 1996, respectively, relating to prior years. Total income taxes paid (refunded), including the payments to and from Mafco affiliates, were $(10.3), $(6.1) and $16.5 in 1997, 1996 and 1995, respectively.

       As more fully described in Note 2, the Board of Directors of Marvel Holdings Inc. (a 50.08% shareholder of the Company) was replaced by the Indentures Trustee on April 24, 1997. Stock ownership in Marvel by members of the Mafco affiliated group declined below 80% (measured by vote or value), and Marvel and its subsidiaries ceased to be members of the Mafco affiliated group at such time for tax purposes (a "deconsolidation"). Accordingly, for the period from January 1, 1997 through April 24, 1997, the Marvel group will be included in the Federal consolidated return and the combined returns of a few states of the Mafco group. The members of the Marvel group will additionally file Federal returns separate from the Mafco group for the period April 25, 1997 through December 31, 1997.

       The Tax Sharing Agreement with Mafco and its affiliates related to the Mafco consolidated years has not yet been settled. Additionally, the IRS has filed proof of claims during the bankruptcy process totaling approximately $10.2 with respect to the 1995 and 1996 tax years. These years have not yet been examined by the IRS, and the Company has not been able to learn from the IRS how the claim amount was derived. The Company believes a majority of these claims are without merit (See Note 2).

       At December 31, 1997, the Company expects to have a Federal net operating loss carry forward of approximately $102 related to the loss generated in the period April 25, 1997 through December 31, 1997. This loss carryforward will expire in 2012. Additionally, as a result of the deconsolidation with Mafco, the Company believes that additional net operating loss will be allocated to the Company. The amount to be allocated cannot be determined until Mafco completes its Federal tax return for the 1997 year. The Company also has state and foreign net operating loss carryforwards in various state, local, and foreign tax jurisdictions at December 31, 1997.

       At such time as the Company emerges from bankruptcy, it is likely that there will be a 50% "change of ownership" pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, which may severely limit future utilization of net operating losses. The Company does not believe that there have been any changes in ownership through April 14, 1998 that would have caused a Section 382 limitation. In addition to any possible limitation on the utilization of net operating losses due to Section 382, there may be a further limitation imposed by Treasury Regulations related to separate return limitation years (commonly referred to as the "SRLY" limitation).

       In addition to the probable Section 382 change of ownership at emergence from bankruptcy, there could be one or more other Section 382 changes in ownership prior to such emergence. This could occur, for example, were a sufficiently large enough number of shares transferred to certain persons or entities prior to the Company's emergence from bankruptcy. Multiple Section 382 changes in ownership have the potential to more greatly limit the future utilization of net operating losses than would a single ownership change.

       Toy Biz has announced an unsolicited merger proposal for Marvel (see Note
2). The Company is working with Toy Biz in an effort to structure the reorganization to allow the maximum utilization of net operating losses and minimum loss of tax attributes should such proposal be confirmed.

       At the emergence from bankruptcy, there may be discharge of both bank and trade debt. Such discharge should, due to the application of special rules related to companies in bankruptcy, not be income recognized currently for tax purposes. Rather, tax attributes should be reduced by the amount of debt discharged. The Company believes that application of the attribute reduction rules to the Company would primarily reduce or eliminate the amount of tax net operating losses and asset tax bases in the legal entities in which forgiveness occurs, primarily Fleer Corporation. Attribute reduction would occur on the first day of the tax year following the year in which the Company emerges from bankruptcy.

       Due to the fact that a plan of reorganization has not yet been approved by the District Court, the Company is not able at this time to determine whether any net operating losses or the ability to utilize such losses would survive a
Section 382 limitation, multiple Section 382 limitations, or the attribute reduction that might occur from debt forgiveness.

       For financial statement purposes, the Company records income taxes in accordance with Statement of Financial Accounting Standards No. 109 using a liability approach for financial accounting and reporting which results in the recognition and measurement of deferred tax assets based on the likelihood of realization of tax benefits in future years.

       For all periods presented, federal and state income taxes are provided as if the Company filed its own income tax returns. Tax benefit for federal and state purposes as well as for certain foreign jurisdictions was generally not provided for in either 1996 or 1997. Components of the provision for income taxes consisted of the following:

                                                                 1997         1996          1995
                                                              ----------   ----------    ---------
Income (loss) before provision for taxes:
     Domestic...............................................     $(226.2)     $(421.2)      $(56.6)
     Foreign................................................       (30.9)        (9.8)        34.6
                                                              ----------   ----------    ---------
                                                                 $(257.1)     $(431.0)      $(22.0)
                                                              ==========   ==========    =========
Provision (Benefit) for income taxes:
Current:
     Federal................................................     $  (1.6)     $  (5.0)      $ (0.1)
     State and local........................................        (0.2)         2.9          2.9
     Foreign................................................         0.6         (0.4)         8.1
                                                              ----------   ----------    ---------
                                                                    (1.2)        (2.5)        10.9
                                                              ----------   ----------    ---------
Deferred:
     Federal................................................         0.0         22.8        (12.9)
     State and local........................................         0.0          4.2          1.0
     Foreign................................................         1.8         (2.8)         6.7
                                                              ----------   ----------    ---------
                                                                     1.8        (24.2)        (5.2)
                                                              ----------   ----------    ---------
                                                                 $   0.6      $  21.7       $  5.7
                                                              ==========   ==========    =========

       During 1997 and 1996, the Company recorded a valuation allowance against its domestic and certain foreign deferred tax assets as management determined that it was not more likely than not that such assets would be realized in the future.

       Deferred taxes result from temporary differences in the recognition of income and expenses for financial and income tax reporting purposes and differences between the fair value of assets acquired in business combinations accounted for as purchases and their tax bases. The approximate effect of temporary differences that gave rise to deferred tax balances at December 31, 1997 and 1996, were as follows:


                                                                     1997         1996
                                                                  ---------     --------
Deferred tax assets:
     Accounts receivable........................................    $   3.1      $   3.5
     Inventory..................................................        4.3         13.6
     Sales returns reserves.....................................       15.9         21.7
     Restructuring reserves.....................................       10.7         22.4
     Reserve related to foreign investments.....................        9.8          7.5
     Net operating loss carryforwards...........................      101.6         61.4
     Tax credit carry forwards..................................        4.7          4.7
     Other......................................................        7.9         11.2
                                                                  ---------     --------
     Total gross deferred tax assets............................      158.0        146.0
     Less valuation allowance...................................     (144.5)      (112.5)
                                                                  ---------     --------
     Net deferred tax assets....................................       13.5         33.5
                                                                  ---------     --------
Deferred tax liabilities:
     Equity investments.........................................        3.2          3.4
     Depreciation/ amortization.................................        9.2         20.9
     Licensing income...........................................        6.3          6.6
     Other......................................................        0.5          2.5
                                                                  ---------     --------
     Total gross deferred tax liabilities.......................       19.2         33.4
                                                                  ---------     --------
Net deferred tax asset (liability)..............................    $  (5.7)     $   0.1
                                                                  =========     ========


       As discussed more fully in Note 1, the results of operations of Toy Biz are not included in the Company's consolidated financial statements for the last six months ended December 31, 1997. Accordingly, the net deferred tax assets at December 31, 1997 do not include the net deferred tax assets of Toy Biz. At December 31, 1996, net deferred tax assets of $6.2 related to Toy Biz are included in the Company's net deferred tax assets.

       The total valuation allowance for 1997 and 1996 includes $12.8, which if realized, will be accounted for as a reduction of goodwill.

       The income tax on (loss) income before provision for income taxes, minority interest and extraordinary item varies from the current statutory federal income tax as follows:

                                                            For the years ended December
                                                                         31,
                                                         --------------------------------
                                                             1997       1996       1995
                                                         -----------  ---------  --------
Statutory rate.........................................       (35.0)%    (35.0)%    (35.0)%
State and local taxes, net.............................        (0.2)      (2.2)      16.0
Non-deductible amortization expense....................         1.2       21.5       17.5

Foreign taxes..........................................         0.5       (0.8)      18.8
Increase in Valuation Allowance........................        32.6       21.6          -
Other..................................................         0.6       (0.1)       8.6
                                                         ----------   --------   --------
Total provision for income taxes.......................        (0.2)%      5.0       25.9
                                                         ==========   ========   ========


8.       DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

ACCOUNTS RECEIVABLE, NET:

                                                                  1997             1996
                                                               ---------         --------
Accounts receivable..........................................     $109.6           $275.3
Less:    Allowances..........................................      (22.8)           (46.2)
                                                               ---------         --------
                                                                  $ 86.8           $229.1
                                                               =========         ========

       Included in the Company's net accounts receivable balance as of December 31, 1996 was $95.6 related to Toy Biz. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Receivables generally are due within 30-90 days. At December 31, 1997, the Company did not have any significant concentrations of credit risk.

                                                                 1997             1996
                                                               --------          ------
Finished goods................................................    $26.0          $ 69.4
Work in process...............................................     12.7            16.3
Raw materials.................................................     13.9            22.0
Less: Reserve for obsolescence................................     (8.7)          (29.6)
                                                               --------         -------
                                                                  $43.9          $ 78.1
                                                               ========         =======

       Included in the Company's net inventory as of December 31, 1996 was $20.9 related to Toy Biz.


PROPERTY, PLANT AND EQUIPMENT (AT COST), NET:

       Depreciation and amortization of property, plant and equipment are provided on the straight-line basis over the estimated asset lives indicated below.

                                                                                1997            1996
                                                                             ----------      ---------
          Land and buildings (20 to 33 years for buildings)................      $ 33.0         $ 35.5
          Machinery and equipment (3 to 10 years)..........................        35.0           65.1
          Furniture and fixtures (5 to 10 years)...........................         5.8            6.2
          Leasehold improvements and other (3 to 10 years).................         2.8            2.5
          Construction-in-progress.........................................         1.0            1.8
                                                                             ----------      ---------
                                                                                   77.6          111.1
          Less:  Accumulated depreciation and amortization.................       (22.1)         (31.6)
                                                                             ----------      ---------
                                                                                 $ 55.5         $ 79.5
                                                                             ==========      =========

       Included in the Company's net property, plant and equipment as of December 31,1996 was $19.9 related to Toy Biz. Depreciation and amortization was $10.3, $19.1 and $13.3 in 1997, 1996 and 1995, respectively.

GOODWILL AND OTHER INTANGIBLES, NET:

                                                                          1997            1996
                                                                       ---------       ---------
          Goodwill and other intangibles..............................    $243.9          $376.1
          Less:  Accumulated amortization.............................     (69.2)          (58.5)
                                                                       ---------       ---------
                                                                          $174.7          $317.6
                                                                       =========       =========


       Amortization, excluding the write-off of goodwill, was $12.5, $16.8 and $15.0 in 1997, 1996 and 1995, respectively.

ACCRUED EXPENSES AND OTHER:

                                                                          1997            1996
                                                                       ---------       ----------
             .........................................................
          Royalties and incentives....................................    $ 31.5          $ 23.0
          Reserve for returns.........................................      44.6            51.2
          Interest....................................................      15.0             9.0
          Other.......................................................      49.9           106.2
          Less amounts reclassified to liabilities subject to
             settlement under reorganization (See Note 3).............     (13.7)          (14.7)
                                                                       ---------       ---------
                                                                          $127.3          $174.7
                                                                       =========       =========

       Included in the Company's accrued expenses and other as of December 31, 1996 was $22.4 related to Toy Biz.


9.     RELATED PARTY TRANSACTIONS

       The Company had been a subsidiary of MacAndrews & Forbes or an affiliate thereof from 1989 through the middle of 1997.

       The Company was charged for certain services provided by affiliates of Mafco on behalf of the Company. These charges did not exceed 1/2 of 1% of the Company's net revenues for the years ended December 31, 1997, 1996, and 1995.

       During the years ended December 31, 1996 and 1995, Toy Biz accrued royalties of $1.8 and $5.7, respectively, to Mr. Arad, a director and stockholder of Toy Biz, for toys he invented or designed. Mr. Arad was later employed by the Company where he was in charge of Marvel Studios until August 1997. For the year ended December 31, 1997, the Company paid Mr. Arad approximately $.3 for his services.

       In 1995, the Company terminated a contract with Classic Heroes, Inc., an affiliate of Toy Biz, and incurred $4.0 of costs, which has been charged to operations.

       During 1993, the Company entered into agreements to license certain of the Company's characters to New World Communications Group Incorporated ("New World"), then a subsidiary of Mafco, for the production of animated series for television. These agreements provide for New World to participate in licensing and other revenues generated from the exhibition of certain animated series. Results of operations for 1996 and 1995 includes an expense for this participation that did not exceed 1/2 of 1% of the Company's net revenues for the years ended December 31, 1996 and 1995, respectively. During 1996, the Company and New World entered into an agreement whereby New World produced for the Company episodes 1-13 of THE INCREDIBLE HULK animated television series at the cost of approximately $4.0.

       During 1995, the Company extended two unsecured loans totaling $0.5 to one of its executive officers. The unpaid principal and accrued interest on such loans was paid to the Company by Andrews Group during March, 1997.

       The Company was party to a tax sharing agreement with certain of its affiliates through April 24, 1997, the date the Company became deconsolidated from the MacAndrews and Forbes tax group (see Note 7). During 1997 and 1996, the Company received tax refunds from Mafco in the amounts of $10.4. and $17.1, respectively.


10.    COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

       Consolidated rent expense under operating leases covering production facilities, office facilities, warehouse facilities and equipment was $5.9, $7.9 and $7.0 for the years ended December 31, 1997, 1996 and 1995, respectively. These leases expire through 2005 and are subject to price escalation's for certain costs. Aggregate future minimum rental commitments, excluding amounts included within restructuring charges, for these leases as of December 31, 1997 were as follows:


                                          For the Years Ending December 31,
                                          ---------------------------------
       1998 ...............................                   $3.7
       1999 ...............................                    2.7
       2000 ...............................                    1.9
       2001 ...............................                    1.0
       2002 ...............................                    0.3
       2003 and thereafter.................                    0.3


SPORTS AND ENTERTAINMENT LICENSING CONTRACTS

       Minimum payments under the Company's sports and entertainment license agreements are $57.3, $37.1, $9.0, $7.2 and $6.3 in 1998, 1999, 2000, 2001 and
2002 respectively.

LEGAL MATTERS

       On December 27, 1996, the Debtor Companies filed petitions under chapter 11 of the Bankruptcy Code and in connection with such filing have been parties to various legal proceedings. The filing by the Debtor Companies of the voluntary petitions for reorganization operated as an automatic stay against the commencement or continuation of any judicial, administrative or other proceeding against the Debtor Companies, any act to obtain possession of property of or from the Debtor Companies, or any act to create, perfect or enforce any lien against property of the Debtor Companies, with certain exceptions under the Bankruptcy Code.

       The Indentures Trustee has alleged that events of defaults under each of the Indentures have occurred by reason of the commencement of the Marvel Cases under the Bankruptcy Code. The Indentures Trustee has also alleged that the majority ownership and the anti-injunction provisions of each of the Indentures have been violated. The Company is not a party to any of the Indentures governing the Notes issued by the Holding Companies. In addition, the Company believes the allegations of the Indentures Trustee are either without merit or will be resolved in connection with the prosecution of the reorganization cases of the Holding Companies. The Indentures Trustee has also filed claims with the District Court alleging, among other things, "tortious interference" occasioned by the filing of the Initial Plan. The Company believes that any such claims are without merit. The Chapter 11 Trustee has indicated that he will support a motion to expunge such claims in the bankruptcy proceedings of the Debtor Companies.

       There are twenty-seven purported class and derivative actions brought by stockholders of the Company and the Noteholders and one action brought by a purported class of Toy Biz shareholders presently pending in the Delaware Court of Chancery (collectively, the "Delaware Actions") that challenge, among other things, the Andrews Investment.

       Twenty-one of the twenty-seven Delaware Actions assert either claims on behalf of a purported class of all Marvel shareholders or shareholder derivative claims on behalf of Marvel, or both. The complaints allege, among other things, that the Andrews Investment represents a breach of defendants' fiduciary duties because the proposed purchase price per share is unfair and such purchase would dilute the minority shareholders' interest in Marvel. Plaintiffs in these actions seek to enjoin the Andrews Investment, to rescind the Andrews Investment if it is in fact consummated prior to the entry of the court's judgment, to recover damages for defendants' alleged conduct and to recover costs and disbursements in pursuing these actions, including reasonable attorneys' fees. These actions have been consolidated for all purposes by order of the Delaware Court of Chancery. A consolidated complaint has not yet been filed.

       Six of the Delaware Actions assert claims on behalf of a purported class consisting of the holders of Notes issued by the Holding Companies. These complaints allege, among other things, that the Andrews Investment, if consummated, would be a breach of defendants' duty of fair dealing and good faith owed to the Noteholders because the Andrews Investment would result in the substantial dilution of Marvel's outstanding stock, which is security for the Notes, and will thus diminish the value of the Notes. These actions have been separately consolidated by order of the Delaware Court of Chancery. The consolidated complaint in these six actions does not name any of the Debtor Companies as defendant. The parties to the consolidated complaint have agreed to defer the filing of an answer.

       All of the foregoing Delaware Actions name varying defendants consisting in the aggregate of Marvel, Andrews Group, MacAndrews Holdings, Marvel Parent, Marvel III, Holdings, Ronald O. Perelman, William C. Bevins, Donald G. Drapkin, Michael Fuchs, Frank Gifford, E. Gregory Hookstratten, Morton L. Janklow, Quincy Jones, Stan Lee, Scott C. Marden, Terry C. Stewart and Kenneth Ziffren.

       One of the pending Delaware Actions asserts claims on behalf of a purported class of all Toy Biz shareholders. Holl v. Toy Biz, Inc., Marvel Entertainment Group, Inc., Andrews Group, Inc., Ronald O. Perelman, Joseph M. Ahearn, Avi Arad and Issac Perlmutter, was filed on November 15, 1996. The complaint alleges, among other things, that defendants Perelman, Ahearn, Arad and Perlmutter have breached their fiduciary duties in pursuing the proposed offers of Marvel and Andrews Group to purchase Toy Biz stock. In addition, the complaint alleges that defendant Marvel aided and abetted the individual defendants in their unlawful conduct. Damages in an unspecified amount are sought for the alleged breach of fiduciary duties by defendants. Plaintiffs also seek to enjoin the consummation of the transaction, to rescind the transaction in the event it is consummated and to recover costs and disbursements and reasonable allowances for plaintiff's counsel. This case has been stayed by stipulation of the parties.

       No classes have been certified in any of the Delaware Actions. On December 27, 1996, Marvel filed a petition for protection under chapter 11 of the Bankruptcy Code. As a result of Marvel's filing, all of the Delaware Actions with respect to Marvel are automatically stayed pursuant to 11 U.S.C. Section
362. On March 7, 1997, Andrews Group terminated the Stock Purchase Agreement with Marvel and withdrew the proposal for the Andrews Investment. On the same date, Andrews Group informed Toy Biz and the two other principal stockholders of Toy Biz that the transactions contemplated by the Merger Agreement and the Stock Purchase Agreements with Toy Biz and each of such principal stockholders, respectively, would not be consummated.

OTHER LEGAL PROCEEDINGS

       The Company is a defendant in a purported class action filed on July 26, 1996 in the United States District Court for the Eastern District of New York entitled Fishman, et al v. Marvel Entertainment Group, Inc., by four persons who allegedly purchased sports and entertainment cards manufactured by Fleer/SkyBox. The action is directed against standard business practices in the trading card industry, including the practice of randomly placing insert cards in packages of sports and entertainment trading cards, and alleges that these practices constitute illegal gambling activity in violation of state and Federal law. Plaintiffs seek certification of a class of persons who within four years prior to the filing of the complaint purchased packages of trading cards that might contain randomly inserted cards, and recovery of treble damages. On September 30, 1996, the Company filed a motion to dismiss the complaint. The complaint was dismissed with prejudice on August 21, 1997. On October 17, 1997, the plaintiffs filed a motion to alter, amend or vacate the dismissal. This motion is still pending.

       Marvel is named as a defendant in two actions which have been consolidated for all purposes with certain related actions in proceedings now pending in the Los Angeles County Superior Court in California. The consolidated cases center around the ownership of certain rights in the production and distribution of a live action motion picture based on the "SPIDER-MAN" character owned by Marvel.

       In the lead case, a dispute between 21st Century Film Corporation ("21st Film"), Carolco Pictures, Inc. ("Carolco") and related entities, 21st Film claims that it still possesses rights under an agreement with Marvel to produce and distribute a live action film based on the "SPIDER-MAN" character, although it had assigned all of its rights to Carolco. Metro Goldwyn Mayer, Inc. ("MGM") has succeeded to the litigation position of both 21st Film and Carolco in the respective bankruptcy proceeding of those two companies. In addition to its purchase of 21st Film and Carolco litigation positions, MGM is a plaintiff in a separate case that has been deemed related to the lead and consolidated cases. Marvel has answered the complaint denying MGM's allegations.

       An additional lawsuit, between Carolco and Columbia Tristar Home Video ("Columbia"), concerns the videocassette rights to any such film, and a third lawsuit, between Carolco and Viacom International, Inc. ("Viacom"), involves television rights to any such film. Both Columbia and Viacom claim that, before 21st Film assigned its rights under its agreement with Marvel to Carolco, 21st Film had licensed ancillary rights to each company. Each seeks to enforce its respective rights. Viacom, however, brought a separate suit naming Marvel, and Marvel has answered that complaint, denying Viacom's allegations.

       In its answer and other pleadings, Marvel contends that it is the sole and exclusive holder of the unencumbered right to produce and distribute a live action film based on the "SPIDER-MAN" character. Marvel contends that all rights to produce or distribute a "SPIDER-MAN" film under its agreement with Carolco and 21st Film have reverted to Marvel.

       Marvel has notified the court in the consolidated action that Marvel has filed for bankruptcy protection, and that the bankruptcy court filing stays all further proceedings in the consolidated lawsuit as to Marvel. On April 2, 1998, the Chapter 11 Trustee filed a separate action in the District Court asserting that Marvel has the full unencumbered right to produce and distribute any "SPIDER-MAN" films. There can be no assurance that the Chapter 11 Trustee will be successful in this litigation.

       The National Basketball Association, through NBA Properties, Inc. ("NBAP"), filed a complaint against Panini, NBA Properties, Inc. v. Panini, in Federal Court in the Southern District of New York on October 14, 1997. The complaint seeks approximately $57 for accrued and unaccrued royalty and other payments under a license agreement with Marvel. The license concerns the manufacture and distribution of basketball trading cards and stickers. Panini is not in bankruptcy. Panini has moved to dismiss for lack of personal jurisdiction and NBAP intends to cross-move for summary judgment. The Chapter 11 Trustee is moving to intervene in this action. The Company has accrued unpaid minimum royalties due to NBAP through December 31, 1997 on its consolidated financial statements, but has not accrued for any future royalty payments that may be owed to NBAP from the Company.

       As debtor-in-possession and prior to the appointment of the Chapter 11 Trustee, Marvel filed an adversary proceeding in the District Court, Marvel v. NBA Properties, Inc., on December 9, 1997, seeking an injunction extending the automatic stay and enjoining further proceedings in the action against Panini in NBA Properties, Inc. v. Panini. Marvel's motion for a preliminary injunction is scheduled to be heard by the District Court on April 24, 1998.

       The Company is currently negotiating with the NBAP to, among other things, reduce the minimum royalties due to NBAP pursuant to its license agreement with Marvel. There can be no assurance that such negotiations will be successful.

       As successor Indentures Trustee for the Notes issued by Holding Companies, La Salle National Bank brought an action against Mafco, MacAndrews Holdings, Andrews Group and certain of their directors, La Salle National Bank
v. Ronald O. Perelman, et. al., in the District Court in December 1997 to enforce the provisions of the Notes and the Indentures. The defendants are alleged to have materially adversely affected the Holding Companies by executing the Indentures and issuing the Notes, thus ultimately depriving the Noteholders of any viable expectation of recovery. The directors are also alleged to have undermined Marvel through an initial public offering, the acquisition of Fleer, the purchase of stock in Toy Biz, the transfer of Marvel's toy license to Toy Biz and misuse of the proceeds of the Notes. Plaintiff further alleges that the defendants caused Marvel to acquire Panini and Skybox and used the financial statements of these entities to disguise Marvel's financial condition. On January 16, 1998, the defendants moved to dismiss the complaint on various grounds. This motion is still pending.

       Toy Biz initiated an action in the District Court in June 1997 against the Company seeking a judicial determination as to the proper composition of its board of directors and as to whether the Class B Common Stock of Toy Biz owned by Marvel had automatically converted into Class A Common Stock of Toy Biz. In July 1997 the Bondholders Committee and the Indentures Trustee moved to dismiss this action. Toy Biz cross-moved for summary judgment which motion was opposed by the Bondholders Committee, the Indentures Trustee and the Chapter 11 Trustee. On March 30, 1998, the District Court granted Toy Biz's motion for summary judgment. The Company and other interested parties have filed an appeal of this determination to the United States Court of Appeals for the Third Circuit. The Chapter 11 Trustee, management of Toy Biz and the secured lenders of the Company are currently in negotiations attempting to settle the claims that are the subject of the appeal as well as other matters. There can be no assurance that such negotiations will be successful and that such claims will be settled.

       In October 1997, an action was brought in the District Court in the name of the Company against, among others, Ronald O. Perelman, The Chase Manhattan Bank and other lenders who are holders of pre-petition debt of Marvel and Toy Biz. The complaint seeks declaratory and injunctive relief and alleges improper, manipulative and collusive conduct by the defendants. Among the violations charged are breach of fiduciary duties, fraudulent conveyances, preferential transfers, breach of contract, violation of the automatic stay under the Bankruptcy Code and interference with contractual relations. This litigation is the subject of various motions to dismiss. The Chapter

11 Trustee is in the process of evaluating the claims in this litigation, interviewing parties and witnesses and investigating the defendants' conduct under the applicable rules and laws.

       The Company is involved in various other legal proceedings and claims incident to the normal conduct of its business. Although it is impossible to predict the outcome of any outstanding legal proceeding, the Company believes that other than the litigation involving NBAP, all of its legal proceedings and claims, individually and in the aggregate, are not likely to have a material adverse effect on its financial condition or results of operations. As a result of the Debtor Companies filing of petitions pursuant to the Bankruptcy Code, the Company's legal proceedings, other than the Debtor Companies' bankruptcy proceedings and those proceedings involving subsidiaries of Marvel who are not Debtor Companies (principally, Panini), have been automatically stayed.

POTENTIAL LITIGATION

       On October 27, 1997, the Company received a Civil Investigative Demand ("CID") from the Antitrust Division of the U.S. Department of Justice (the "Justice Department") as part of the Justice Department's investigation into unreasonable trade restraints and monopolization in comic-book distribution and sales. A CID is a formal request for information and a customary initial step of any Justice Department investigation. The Justice Department is permitted to issue a CID to anyone whom the Justice Department believes may have information relevant to an investigation. Therefore, the receipt of a CID does not mean that the recipient is the target of an investigation, nor does it presuppose that there is a probable cause to believe that a violation of the antitrust laws has occurred or that a formal complaint ultimately will be filed. The Company believes that the primary focus of the CID relates to the distribution and sale of comic books. The Company intends to cooperate fully with the Justice Department inquiry, and submitted a response to the CID on January 28, 1998.

       There can be no assurance that the Justice Department's investigation will not result in litigation against the Company or that the Company will prevail in any such litigation, if commenced. Any material restructuring of the distribution arrangements by the Company for its comic books could have a material negative effect on the Company's business, financial condition and results of operations.


11.    GEOGRAPHIC SEGMENTS

       The Company operates in a single business segment. Information related to the Company's geographic segments for the years ended December 31, 1997, 1996 and 1995 is presented below. Substantially all of the Company's foreign net revenues were derived from Europe. As discussed more fully in Note 4, the information for the year ended December 31, 1997 does not include the results of operations for Toy Biz for the year ended December 31, 1997 due to the unavailability of such information.

       Operating profit, as presented below, is total sales less operating expenses, amortization of goodwill and other intangibles, restructuring charges, and identifiable miscellaneous income and expense. Unallocated income and expenses represent interest expense, net interest and investment income, foreign exchange loss (gain), loss on sale of a portion of confectionery business, equity in net income of unconsolidated subsidiaries, reorganization items and general corporate expenses incurred to manage all of the Company's activities. Unallocated income for 1996 and 1995 includes a gain on the sale of Toy Biz common stock.

       Identifiable assets, as presented below, are those assets used in each geographic area. Corporate assets are principally cash, certain property and equipment and non-operating assets. Export sales, including those to affiliates, are not significant.

       The majority of the Company's foreign sales and thus the majority of the risk of foreign currency fluctuations relate to Panini. As a hedge against foreign currency fluctuation, the financing for the acquisition of Panini in 1994 has been denominated in Panini's functional currency. Additionally, from time to time, Panini may enter into foreign currency forward exchange contracts, swaps and options as hedges of various intercompany transactions. At December 31, 1997 and 1996, outstanding forward exchange contracts were insignificant. Additionally, the fluctuation in Panini's functional currency for the years ended December 31, 1997, 1996 and 1995 was not significant.


GEOGRAPHIC AREAS:
                                                                                 Year Ended December 31,
                                                                               1997*      1996        1995
                                                                           ---------------------------------
Net sales:
                   Domestic...........................................       $  196.5   $  462.8    $  579.9
                   Foreign............................................          214.3      309.9       278.6
                   Eliminations.......................................           (8.0)     (27.2)      (29.6)
                                                                           -----------  ---------- ----------
                                                                             $  402.8   $  745.5    $  828.9
                                                                           ===========  ========== ==========
          Operating profit:...........................................
                   Domestic...........................................        ($134.8)   ($384.4)     ($28.6)
                   Foreign............................................          (37.8)      13.1        44.6
                                                                           ----------- ----------- ----------
                                                                               (172.6)    (371.3)       16.0
          Unallocated expenses, net...................................          (76.5)     (59.7)      (38.0)
                                                                           ----------- ----------- ----------
          Loss before provision for income taxes......................        ($249.1)   ($431.0)     ($22.0)
                                                                           =========== =========== ==========
          Identifiable assets:
                   Domestic...........................................       $  169.7   $  455.6    $  786.7
                   Foreign............................................          237.1      342.3       324.0
                   Corporate..........................................           69.7       46.1       115.6
                                                                           ----------- ----------- ----------
                                                                             $  476.5   $  844.0    $1,226.3
                                                                           =========== =========== ==========

* Excludes the operations of Toy Biz.

12.      QUARTERLY FINANCIAL SUMMARIES (UNAUDITED)

                                   For the years ended December 31,
                              ----------------------------------------
                                  1st       2nd       3rd        4th
                                Quarter   Quarter   Quarter   Quarter*
                              ---------  --------  --------  ---------
1997
Net revenues                     $156.7    $129.6    $ 91.9    $  93.5
Gross profit                       52.2      33.2      18.0        1.8
Net loss                          (27.8)    (41.9)    (30.6)    (154.0)
     Loss per share              $(0.27)   $(0.41)   $(0.30)   $ (1.51)
1996
Net revenues                     $189.6    $182.2    $209.4    $ 164.3
Gross profit                       75.7      66.8      66.3        0.3
Net loss                           (4.4)    (11.0)    (12.5)    (436.5)
     Loss per share              $ (.04)   $ (.11)   $ (.12)   $ (4.29)


* 1997 - Includes the write down of trading card and children's activity sticker goodwill of approximately $106.7.

* 1996 - Reflects fourth quarter charges, including: a write-down of goodwill and other intangibles of approximately $278.5 and a valuation allowance of approximately $32.2 provided to offset deferred tax assets of certain subsidiaries that were previously recorded.

       The loss per share amounts have been restated to comply with FAS 128.


13.    UNUSUAL CHARGES

       GOODWILL AND OTHER INTANGIBLES WRITE-DOWN:

       Goodwill related to the trading card operations of Fleer and SkyBox and the children's activity sticker operations of Panini was initially recorded at the time of their respective acquisitions. This goodwill represented the excess of the purchase price over the valuation of the net assets acquired in each acquisition. Among other things, the purchase price was based on the Company's expectations of future performance at the time of acquisition, considering historical performance and industry trends. These expectations assumed various growth rates in revenue and sufficient cash flow from operations to repay acquisition indebtedness.

       There has been a significant and continued contraction in the trading card market since the Fleer and SkyBox acquisitions, related in part to lower speculative purchases. In addition as a result of the labor unrest in baseball, hockey and basketball in 1994 and 1995, fan interest declined which adversely affected sports trading card sales and increased returns for those periods. The level of fan interest, although showing recent signs of improvement, has not returned to the levels experienced prior to such labor unrest. The Company believes that all of these factors have negatively affected the sports trading card business, causing the Company to experience lower sales, higher returns and higher inventory obsolescence.

       The level of demand for entertainment trading cards is dependent on, among other factors, the commercial success and media exposure of the Marvel Characters and third party licensed products, as well as the market conditions in the comic book specialty stores. In 1994 and 1995, the sale of entertainment cards based on the Marvel Characters and third party licensed characters substantially offset the decline in sports trading cards. However, in 1996 and 1997 the Company's sales of entertainment trading cards was adversely affected by lack of commercial success of properties licensed from third parties as well as the lower demand for trading cards based on comic book characters.

       As described above, continuing operating losses in the trading card business, as well as significant long-term changes in industry conditions, indicated to the Company that there may be asset impairment. During the fourth quarter of 1996, the Company evaluated the recoverability of the carrying value of long-lived assets, including goodwill and other intangibles, in accordance with its previously stated accounting policies and recorded a non-cash charge of approximately $252.9 related to Fleer and SkyBox that has been classified as amortization and write-off of goodwill and other intangibles. The Company recognized an impairment on a going concern basis related to certain assets of the trading card business because the future undiscounted cash flows of the assets were estimated to be insufficient to recover their related carrying value. The write down was recorded based on the difference between the carrying value of the asset and the fair value estimated by independent valuations on a going concern basis. As part of the bankruptcy proceedings and reorganization efforts involving the Company, certain valuations of the Company's business units were prepared by investment banking firms. Considerable judgment was used to estimate future cash flows and fair value. During the fourth quarter of 1997, the continued operating losses in the trading card business as well as continued significant long-term changes in industry conditions which resulted in lower than expected fourth-quarter sales, including basketball trading card sales, indicated to the Company that a further impairment of its trading card goodwill occurred. The Company also completed, in the fourth quarter of 1997, its 1998 business plan which anticipates a continuation of the trend of lower revenues from trading cards. The write-down of goodwill of $78.5 was recorded based on the difference between the carrying value of the assets and the fair value of the business based on several offers from willing buyers. Remaining goodwill associated with the Company's trading cards operations is approximately $24.0, which will be amortized over 10 years.

       During 1997, the Company experienced a significant loss in its sticker business due to a contraction in the sticker industry. In addition, the Company had suffered a loss in 1996 for its sticker business. In the fourth quarter of 1997, Panini also completed its 1998 business plan which anticipates a continuation of the trend of lower revenues from children's activity stickers. As a result, the Company recognized an impairment on a going concern basis related to certain assets of the children's activity sticker business because the future undiscounted cash flows of the assets were estimated to be insufficient to recover their related carrying value. The write-down of goodwill of $28.2 was recorded based on the difference between the carrying value of the assets and the fair value of the business based on several bids. Remaining goodwill associated with the Company's children's activity sticker business is approximately $70.0, which will be amortized over the next 20 years.

       In addition, the Company recorded, in the fourth quarter of 1996, an approximate $19.8 noncash write-down of goodwill and other intangibles related to the write off of long-lived assets, including goodwill and other intangibles, related to the closing of Heroes World and the discontinuance of certain magazines for children. This charge was classified as amortization and write-off of goodwill and other intangibles. No such adjustment was required in 1997 and 1996 for the assets of the Company's ongoing publishing activity.

       RESTRUCTURING:

       In the fourth quarter of 1995, the Company recorded restructuring charges of $25.0 related primarily to publishing and confections operations. As part of the restructuring, the Company terminated approximately 275 employees, covering editorial, production, distribution and administrative employee groups and, accordingly, provided for $10.7 of termination benefits, of which $9.8 has been paid as of December 31, 1997. Additionally, approximately $6.7 of the restructuring charges relates to facility closure, of which $5.8 has been paid as of December 31, 1997, and $7.6 of the restructuring charges relates to other costs, of which $7.1 has been paid as of December 31, 1997. A substantial portion of the remaining restructuring charge of $2.3 as of December 31, 1997, which is included in accrued expenses and other, are "liabilities subject to settlement under reorganization".

       In the fourth quarter of 1996, the Company recorded restructuring charges of $15.8 related primarily to the publishing and trading card operations; the closing of the comic book distribution subsidiary and the closing of a confections facility. As part of the restructuring, the Company terminated approximately 200 employees, covering editorial, production, distribution and administrative employee groups and, accordingly, provided for $6.6 of termination benefits of which $3.1 has been paid as of December 31, 1997 and the balance represents amounts due under employment contracts to be paid over time. The remaining approximate $9.2 of the restructuring charges relates to facility closure or sale of which $1.4 has been paid as of December 31, 1997 and $6.5 was used to write-down certain fixed assets and facility closure. A substantial portion of the remaining amount of $4.8 as of December 31, 1997, which is included in accrued expenses and other, are "liabilities subject to settlement under reorganization".


14.    FINANCIAL STATEMENTS OF ENTITIES OPERATING UNDER CHAPTER 11

The combined balance sheet as of December 31, 1997 of the Debtor Companies is as follows (See Note 2):


ASSETS

Current Assets:
     Cash...................................................................     $  18.1
     Accounts receivable, net...............................................        22.7
     Inventories, net.......................................................        18.0
     Deferred income taxes..................................................         1.6
     Prepaid expenses and other.............................................         4.4
                                                                               ---------
         Total current assets...............................................        64.8
     Property, plant and equipment, net.....................................         8.3
     Goodwill and other intangibles, net....................................       104.7
     Deferred charges and other.............................................        19.9
     Investment in Toy Biz..................................................        33.0
     Investments in and advances to subsidiaries,...........................       (40.1)
        at cost
                                                                               ---------
         Total Assets.......................................................     $ 190.6
                                                                               =========

         LIABILITIES AND STOCKHOLDERS' DEFICIT
    Current liabilities:
     Accounts payable.......................................................     $  22.9
     Accrued expenses and other.............................................        79.8
     Debtor in Possession Loan (DIP)........................................        91.2
                                                                               ---------
         Total current liabilities..........................................       193.9
     Other long-term liabilities............................................         6.5
     Liabilities subject to settlement under
       reorganization.......................................................       502.2
                                                                               ---------
         Total Liabilities..................................................       702.6
                                                                               ---------
    Stockholders' deficit:
     Common Stock...........................................................         1.0
     Additional paid-in capital.............................................        93.1
     Accumulated Deficit....................................................      (604.6)
     Cumulative translation adjustment......................................        (1.5)
                                                                               ---------
         Total Stockholders' Deficit........................................      (512.0)
                                                                               ---------
         Total Liabilities and Stockholders' Deficit........................     $ 190.6
                                                                               =========



The combined statement of operations for the year ended December 31, 1997 of the Debtor Companies is as follows:

     Net revenues................................................................      $ 199.4
     Cost of sales...............................................................        154.6
     Selling, general & administrative expenses..................................         81.1
     Depreciation and amortization...............................................          6.2
     Amortization and write-off of goodwill, intangibles and deferred charges....         91.6
     Interest expense, net (Contractual interest for the year ended
       December 31, 1997 was $55.4)..............................................         26.0
     Loss on sale of a portion of confectionery business.........................          4.7
     Equity in net loss of unconsolidated subsidiaries and other, net............        (76.2)
                                                                                     ---------
     Loss before reorganization items and provision for income taxes.............       (241.0)
     Reorganization items........................................................         11.3
                                                                                     ---------

Loss before provision for income taxes.................................      (252.3)
Provision for income taxes.............................................         2.0
                                                                          ---------
Net loss...............................................................     $(254.3)
                                                                          =========

                        MARVEL ENTERTAINMENT GROUP, INC.
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                     FROM THE FIRST QUARTER 1998 FORM 10-Q

                                                                             Page
                                                                             ----
Condensed Consolidated Balance Sheets as of March 31, 1998 and
December 31, 1997........................................................   F - 41

Condensed Consolidated Statements of Operations for the quarters
  ended March 31, 1998 and 1997..........................................   F - 42

Condensed Consolidated Statements of Cash Flows for the quarters
  ended March 31, 1998 and 1997..........................................   F - 43

Condensed Consolidated Statements of Comprehensive Loss for the
  quarters ended March 31, 1998 and 1997.................................   F - 44

Notes to Condensed Consolidated Financial Statements.....................   F - 45

                        MARVEL ENTERTAINMENT GROUP, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
      (SEE NOTE 1 OF NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS)
                                  (UNAUDITED)


                                                                                  March 31,   December 31,
                                                                                     1998         1997
                                                                                --------------------------
ASSETS
Current assets:
   Cash.................................................................            $  24.0        $  21.7
   Accounts receivable, net.............................................               93.5           86.8
   Inventories, net.....................................................               34.6           43.9
   Assets held for sale.................................................               12.9             --
   Deferred income taxes................................................                2.0            2.0
   Prepaid expenses and other...........................................               28.6           34.1
                                                                                --------------------------

     Total current assets...............................................              195.6          188.5

Property, plant and equipment, net......................................               47.8           55.5
Goodwill and other intangibles, net.....................................              169.6          174.7
Investment in Toy Biz...................................................               33.0           33.0
Deferred charges and other..............................................               21.2           24.8
                                                                                --------------------------

     Total Assets.......................................................            $ 467.2        $ 476.5
                                                                                ==========================

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
   Debtor-in-Possession Loan............................................            $  91.2        $  91.2
   Accounts payable.....................................................               76.8           78.3
   Accrued expenses and other...........................................              136.7          127.3
   Panini short term borrowings.........................................               46.1           39.5
   Panini debt..........................................................              119.2          121.9
                                                                                --------------------------

     Total current liabilities..........................................              470.0          458.2

Long-term debt..........................................................                8.3            8.5
Other long-term liabilities.............................................               19.1           19.6
Liabilities subject to settlement under reorganization..................              502.2          502.2
                                                                                --------------------------

     Total Liabilities..................................................              999.6          988.5

Stockholders' deficit:..................................................
   Common Stock.........................................................                1.0            1.0
   Additional paid-in capital...........................................               93.1           93.1
   Accumulated deficit..................................................             (623.7)        (604.6)
   Comprehensive loss...................................................               (2.8)          (1.5)
                                                                                --------------------------

     Total Stockholders' Deficit........................................             (532.4)        (512.0)
                                                                                --------------------------

     Total Liabilities and Stockholders' Deficit........................            $ 467.2        $ 476.5
                                                                                ==========================

The accompanying Notes to Condensed Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
     (SEE NOTE 1 OF NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS)
                                  (UNAUDITED)

                                                                                       For the
                                                                                  Three Months Ended
                                                                                       March 31,
                                                                           --------------------------------
                                                                               1998                1997
                                                                           ------------        ------------
Net revenues..........................................................       $  97.1              $ 156.7

Cost of sales.........................................................          72.7                104.5

Selling, general & administrative expenses............................          23.3                 48.5

Depreciation and amortization.........................................           2.1                  4.8

Amortization of goodwill, intangibles and deferred changes............           2.6                  4.3

Interest expense, net (contractual interest for the quarter
  ended March 31, 1998 was $19.7).....................................           6.9                 15.6

Foreign exchange gain.................................................          (0.3)                (0.7)

Loss on sale of confectionery business................................           3.4                   --

Equity in net income of unconsolidated subsidiaries and other,
  net.................................................................           0.1                  0.1
                                                                           ------------        ------------

Loss before reorganization items, provision for income
  taxes and minority interest.........................................         (13.5)               (20.2)

Reorganization items..................................................           5.1                  3.4
                                                                           ------------        ------------

Loss before provision for income taxes and minority interest..........         (18.6)               (23.6)

Provision for income taxes............................................           0.5                  3.8
                                                                           ------------        ------------

Loss before minority interest.........................................         (19.1)               (27.4)

Minority interest in earnings of Toy Biz..............................            --                  0.4
                                                                           ------------        ------------

Net loss..............................................................        ($19.1)              ($27.8)
                                                                           ============        ============

Loss per Common Share-Basic and Diluted...............................         ($.19)               ($.27)
                                                                           ============        ============

Common shares outstanding - Basic and Diluted (in millions)...........         101.8                101.8
                                                                           ============        ============

The accompanying Notes to Condensed Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
     (SEE NOTE 1 OF NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS)
                                  (UNAUDITED)

                                                                                                For the
                                                                                            Three Months Ended
                                                                                                March 31,
                                                                                     --------------------------------
                                                                                         1998                1997
                                                                                     ------------        ------------
Cash flows from operating activities:
    Net loss..................................................................            ($ 19.1)            ($ 27.8)
                                                                                     ------------        ------------
    Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation and amortization..........................................                4.7                 9.2
       Provision for deferred income taxes....................................                 --                 2.7
       Undistributed earnings of unconsolidated subsidiaries..................               (0.1)               (0.1)
       Minority interest in earnings of Toy Biz...............................                 --                 0.4
       Other..................................................................                3.4                 0.3
       Changes in assets and liabilities:
         Decrease (increase) in accounts receivable, net......................               (3.1)                9.7
         Decrease (increase) in inventories...................................                1.0                (2.0)
         Decrease (increase) in prepaid expenses and other assets.............               (1.2)               (5.2)
         (Decrease) increase in accounts payable..............................               (2.0)               (7.8)
         (Decrease) increase  in accrued expenses and other...................               13.4                (3.3)
                                                                                     ------------        ------------
    Total adjustments.........................................................               16.1                 3.9
                                                                                     ------------        ------------
           Net cash used in operating activities..............................               (3.0)              (23.9)
                                                                                     ------------        ------------

Cash flows from investing activities:
    Capital expenditures......................................................               (0.4)               (7.3)
    Other investing activities, net...........................................               (0.2)               (5.3)
                                                                                     ------------        ------------
           Net cash used in investing activities..............................               (0.6)              (12.6)
                                                                                     ------------        ------------

Cash flows from financing activities:
    Net (repayments) borrowings under term portion of
       credit agreements......................................................                 --                (5.1)
    Net borrowings under revolving portion of credit agreement................                 --                 5.0
    Net borrowings under Debtor-in-Possession Loan............................                 --                40.0
    Net (repayments) borrowings under other debt..............................                6.3                (4.7)
    Other financing activities................................................                 --                 0.1
                                                                                     ------------        ------------
           Net cash provided by financing activities..........................                6.3                35.3
                                                                                     ------------        ------------

    Effect of exchange rate changes on cash...................................               (0.4)               (2.2)
                                                                                     ------------        ------------

    Net  increase (decrease)in cash...........................................                2.3                (3.4)

Cash, at beginning of period..................................................               21.7                25.1
Cash, at end of period........................................................       ------------        ------------
                                                                                           $ 24.0              $ 21.7
                                                                                     ============        ============
Supplemental disclosures of cash flow information:
    Interest paid during the period...........................................             $  2.2              $ 17.3
    Income taxes paid, net of refunds, during the period......................                 --              $  1.4

The accompanying Notes to Condensed Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
      (SEE NOTE 1 OF NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS)
                                  (UNAUDITED)


                                                               For the
                                                          Three Months Ended
                                                              March 31,
                                                        ----------------------
                                                           1998        1997
                                                        ----------  ----------
Net loss............................................       ($19.1)     ($27.8)

  Foreign currency translation adjustments..........         (1.3)       (0.9)
                                                        ==========  ==========

Comprehensive loss..................................       ($20.4)     ($28.7)
                                                        ==========  ==========

The accompanying Notes to Condensed Consolidated Financial Statements are an integral part of these statements.

                       MARVEL ENTERTAINMENT GROUP, INC.
             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)


1.        BACKGROUND AND BASIS OF FINANCIAL STATEMENT PRESENTATION

           Marvel Entertainment Group, Inc. ("Marvel" and together with its subsidiaries, the "Company") was incorporated on December 2, 1986, in the State of Delaware. On December 27, 1996, Marvel along with eight of its operating and inactive subsidiaries (together with Marvel, the "Debtor Companies") commenced cases (the "Marvel Cases") under chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") by filing voluntary petitions for relief in the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court"). In November 1997, the United States District Court for the District of Delaware (the "District Court") withdrew the order referring the Marvel Cases to the Bankruptcy Court. Accordingly, the Marvel Cases are being heard in the District Court.

           The accompanying unaudited condensed consolidated financial statements include the accounts of Marvel Entertainment Group, Inc. and its subsidiaries. The unaudited condensed consolidated financial statements of the Company include the consolidation of Toy Biz, Inc. and its subsidiaries (collectively "Toy Biz") since its initial public offering on March 2, 1995 (the "Toy Biz IPO") through June 30, 1997. Since July 1, 1997, due to the dispute over Marvel's ability to control or influence Toy Biz and because Toy Biz ceased reporting its financial information to the Company, the Company deconsolidated Toy Biz. The Company's operations currently consist of (i) the publication and sale of comic books and children's magazines, (ii) the manufacture and distribution of sports and entertainment trading cards and children's activity sticker collections, (iii) licensing of the various characters owned by the Company for consumer products, media and advertising-promotion and (iv) the manufacture and distribution of adhesives and confectionery products. In the opinion of management, all adjustments and intercompany eliminations necessary for a fair presentation to the results of operations, financial position and cash flows have been made and were of a normal recurring nature. These interim condensed consolidated financial statements should be read in conjunction with the consolidated financial statements on Form 10-K and amendments thereto for the year ended December 31, 1997. Certain prior year amounts have been reclassified to conform to current year presentation.

           The Condensed Consolidated Balance Sheet, as of March 31, 1998 reflects Marvel's investment of approximately 7.4 million shares of Toy Biz common stock at the historical cost adjusted for the equity method of accounting through the date of deconsolidation. As of March 31, 1998 the Company's investment in Toy Biz was $33.0. Had the Company reinstated accounting for its investment in Toy Biz on the equity method, the carrying value would have been $26.4 at March 31, 1998 based on Toy Biz's published results through December 31, 1997.

           The accompanying unaudited condensed consolidated financial statements have been prepared assuming the Company will continue as a going concern. Continuation of the Company as a going concern is contingent upon, among other things, the ability to formulate a plan of reorganization which will gain approval of requisite parties under the Bankruptcy Code and confirmation of the District Court, the ability to comply with its debtor-in-possession financing agreement, resolution of various litigation against the Company, the Company's ability to make its information systems Year 2000 compliant, and the Company's ability to generate sufficient cash from operations and obtain financing sources to meet its future obligations. In addition, the Company has experienced recurring operating losses, working capital deficiencies, negative operating cash flows and is currently in default under substantially all of its debt agreements. These matters raise substantial doubt about the Company's ability to continue as a going concern.

           If a plan of reorganization regarding the Debtor Companies is confirmed, the consolidated results of operations and the financial condition of the Company may be materially affected.


2.        CHAPTER 11 REORGANIZATION

           (Refer to the Notes to Consolidated Financial Statements included in the Company's Form 10-K and amendments thereto for more information.)

Operating Companies

           On December 27, 1996, Marvel along with eight of its operating and inactive subsidiaries, Fleer Corp. ("Fleer"), SkyBox International, Inc. ("SkyBox"), Marvel Characters, Inc., Heroes World Distribution, Inc. ("Heroes World"), The Asher Candy Company, Malibu Comics Entertainment, Inc. ("Malibu"), Frank H. Fleer Corp. and Marvel Direct Marketing Inc. (together with Marvel, the "Debtor Companies") commenced the Marvel Cases in the Bankruptcy Court. Panini S.p.A. ("Panini") and Marvel Restaurant Venture Corp. ("Marvel Restaurants") (a general partner in the joint venture developing Marvel Mania restaurants), which were then active subsidiaries of Marvel, and Toy Biz, Inc. ("Toy Biz"), an affiliate of Marvel, as well as certain other inactive subsidiaries, did not file petitions under the Bankruptcy Code.

           As a result of the several failed attempts at a plan of reorganization, the acrimony among the parties involved, the conflicts of interest between the parties and the significant amount of professional fees and other bankruptcy related costs incurred by the Company, on December 22, 1997, John J. Gibbons was appointed as Chapter 11 Trustee (the "Chapter 11 Trustee") for the Company. The order appointing the Chapter 11 Trustee was appealed by certain creditors of the Company and was affirmed on March 25, 1998 by the United States Court of Appeals for the Third Circuit (the "Court of Appeals").

           The Chapter 11 Trustee has all of the powers of management and the Board of Directors of the Debtor Companies to operate and manage the Debtor Companies, but generally may not engage in transactions outside the ordinary course of business without approval, after notice and hearing of the District Court. Since the appointment of the Chapter 11 Trustee, the Board of Directors of Marvel no longer controls the business of Marvel and as a result, the Board of Directors resigned during 1998.

Plans of Reorganization

           On March 13, 1998, the District Court approved the disclosure statement for the unsolicited merger proposal by Toy Biz, (the "Toy Biz Plan"). The District Court had set May 4th and 5th 1998, as the dates for a confirmation hearing for the proposed Toy Biz Plan. On April 13, 1998, the Court of Appeals issued an order granting a motion to expedite the appeal of a March 30, 1998 decision by the District Court regarding the Company's voting control over Toy Biz. Pending the expedited determination of this appeal, the order also stayed the effectiveness of the District Court's decision and the hearing scheduled for May 4th and 5th, 1998 for confirmation of the Toy Biz Plan.

           On May 12, 1998 a settlement was reached among Toy Biz, the Chapter 11 Trustee, representatives of the Company's Secured Lenders and certain other parties to settle litigation commenced by the Company against Toy Biz, the Secured Lenders and those other parties (the "Governance Litigation"). As a part of this settlement, the Chapter 11 Trustee agreed to attempt to have vacated the appeal of the Governance Litigation concerning the Company's alledged right to replace the Toy Biz board of directors currently pending in the Court of Appeals and to support the Toy Biz Plan which will be amended to reflect the settlement agreement. Under the terms of the proposed settlement, Marvel equity holders and persons entitled to class securities litigation claims under the terms of the amended Toy Biz Plan will receive three series of warrants upon consummation of the amended Toy Biz Plan entitling them to purchase common and convertible/exchangeable preferred stock to be issued by the combined company. The first series of 4 million warrants will have a term of six months and will allow the recipients to purchase common stock in the combined company at a price of $12.00 per share (also subject to increase based on the issuance date of the warrants). The second series of 3 million warrants will have a term of six months and will allow the recipient to purchase convertible/exchangeable preferred stock in the combined company at a price of $10.65 per share (also subject to increase based on the issuance date of the warrants). The final series of 5 million warrants will have a term of four years and will allow the recipients to purchase common stock in the new company at a price of $18.50 per share. Finally, the equity holders and class securities litigation claimants will be entitled to receive future distributions from any recovery on certain current and prospective litigation.

          The agreement is subject to the approval of the District Court as well as the approval of the Secured Lenders that have agreed to support the Toy Biz Plan. Toy Biz expects to receive the Secured Lenders' approval shortly and is expeditiously seeking court approval of the settlement together with the Chapter 11 Trustee. The settlement agreement is subject to confirmation of the Toy Biz Plan by June 30, 1998, which will require the Court of Appeals to lift its stay, and to consummation of the amended Toy Biz Plan by August 15, 1998. Such dates are subject to extensions by Toy Biz and the Secured Lenders without the approval of the Chapter 11 Trustee so long as such dates are not extended beyond August 15, 1998 and September 30, 1998 respectively. There can be no assurance that the District Court will approve the settlement or that other conditions of the effectuations of the settlement will be satisfied. In addition, the Chapter 11 Trustee has the right to terminate the agreement in the event that the Chapter 11 Trustee accepts an "Alternative Transaction" as defined. The agreement specifically permits the Chapter 11 Trustee to dispose of Panini S.p.A. and the Company's confections business.

          In addition to the Toy Biz Plan, the Company had received preliminary indications of interest from third parties to purchase the Company or all or part of the Company's assets. As of this date, the Company cannot predict whether any of these indications of interest will result in a more formal offer to purchase any or all of the Company or its assets, nor can the Company determine whether any such indications of interest will result in offers superior to the Toy Biz Plan. Several third parties have conducted due diligence reviews with respect to the Company. On May 8, 1998, the Company entered into an asset purchase agreement which would allow for the sale of the remaining portion of its confectionery business (see Note 4). The Chapter 11 Trustee has retained the services of an investment banking firm to assist in this process.

          There can be no assurance that any plan of reorganization, including the Toy Biz Plan, will be confirmed under the Bankruptcy Code.

          If the Company is unable to obtain confirmation of a plan of reorganization, its creditors or equity security holders may seek other alternatives for the Company, including bids for the Company or parts thereof through an auction process, or possible liquidation.

Holding Companies

          On March 3, 1998, the District Court entered an order permitting the distribution to the holders of the Holding Companies debt obligations (the "Noteholders") of up to 12.5 million outstanding shares of common stock of Marvel which were pledged to secure the Holding Companies debt obligations (the "Notes"). Further, the order authorized the sale by Marvel Holdings, Inc. ("Holdings"), for cash of an additional 2.5 million shares of common stock of Marvel currently held by Holdings in escrow to pay certain administrative expenses. The Indentures Trustee subsequently sought an order from the District Court permitting the distribution to the Noteholders of additional shares of common stock which were pledged to secure the Notes. By an order dated April 9, 1998, the District Court authorized the distribution to the Noteholders of an additional 21.5 million shares of common stock and the sale of approximately 400,000 additional shares of common stock currently held by Holdings to pay certain administrative expenses.

          On April 17, 1998 trading of the Company's common stock was suspended by the New York Stock Exchange and application will be made to the Securities and Exchange Commission to delist the stock. The Company understands that the New York Stock Exchange reached the decision in view of the fact that the Company is below the Exchange's continued listing criteria.

Other
          As part of the chapter 11 process, the Debtor Companies have received a significant number of proofs of claims. The Company is currently in the process of reviewing these claims and believes that a majority of these claims may have been paid pursuant to first day orders of its bankruptcy proceedings or are without merit. Although the Company believes that amounts recorded as of March 31, 1998 are adequate to cover the ultimate liability under these claims, there can be no assurance that these claims will not be settled for amounts in excess of these amounts.

          Financial accounting and reporting during a chapter 11 proceeding is prescribed in Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under Bankruptcy Code" ("SOP 90-7"). Accordingly, certain pre-petition obligations, which may be subject to settlement, have been classified as obligations, subject to chapter 11 settlement under reorganization and consist of the following estimated amounts:

                                                                             March 31,      December 31,
                                                                               1998             1997
                                                                           -----------      ------------
Total accrued expenses...................................................       $ 13.7            $ 13.7
Debt:
       U. S. Term Loan Agreement.........................................       $350.0            $350.0
       Amended and Restated Credit Agreement.............................        120.0             120.0
       Additional Revolving Credit Facility..............................         15.0              15.0
                                                                           -----------      ------------
           Total debt....................................................        498.7             498.7
Other long-term liabilities..............................................          3.5               3.5
                                                                           -----------      ------------
Total liabilities subject to settlement under reorganization.............       $502.2            $502.2
                                                                           ===========      ============


3.         DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

ACCOUNTS RECEIVABLE, NET:

                                                                             March 31,           December 31,
                                                                                1998                 1997
                                                                           ------------          ------------
Accounts receivable......................................................       $114.4                 $109.6
Less:  Allowances........................................................        (20.9)                 (22.8)
                                                                           -----------           ------------
                                                                                $ 93.5                 $ 86.8
                                                                           ===========           ============
INVENTORIES, NET:

Finished goods...........................................................       $ 20.9                 $ 26.0
Work in process..........................................................         10.3                   12.7
Raw materials............................................................          9.7                   13.9
Less:  Reserve for obsolescence..........................................         (6.3)                  (8.7)
                                                                           -----------           ------------
                                                                                $ 34.6                 $ 43.9
                                                                           ===========           ============

GOODWILL AND OTHER INTANGIBLES, NET:

Goodwill and other intangibles...........................................       $240.1         $243.9
Less:  Accumulated amortization..........................................        (70.5)         (69.2)
                                                                           -----------      ---------
                                                                                $169.6         $174.7
                                                                           ===========      =========


4.         ASSETS HELD FOR SALE

          In March 1998, the Company decided to sell the remaining portion of the confectionery business and on May 8, 1998 it entered into an Asset Purchase Agreement with Concord Confections Inc. ("the Buyer") The Asset Purchase Agreement provides for the sale of the remaining portion of the confectionery business for the purchase price of $13.0 in cash (subject to adjustment), plus the assumption of certain assumed liabilities of the Company related to the confections business. The Company agrees to transfer certain assets, rights and properties free of all liens of its domestic operations as well as all capital stock of its interests in foreign operations, as well as certain debt, liabilities and obligations. The closing of the sale is scheduled to occur on the next business day immediately following the entry of the sale order by the District Court approving the Asset Purchase Agreement and certain contemplated transactions with regard to the Asset Purchase Agreement.

          If a sale of the remaining portion of the confectionery business occurs, the net proceeds of such sale would be due to the Company's lenders in accordance with the terms of the DIP Agreement. The Company, however, intends to negotiate with the DIP lenders to allow for the use of the net proceeds from the sale to pay down a portion of the principal balance of the DIP loan and to maintain a portion of the net proceeds for working capital requirements. A summary of the confectionery net assets to be disposed as of March 31, 1998 is illustrated below:

                                                                   March 31,
                                                                     1998
                                                                 -----------
          Current Assets......................................         $11.2
          Long Term Assets....................................           9.4
                                                                 -----------
          Total Assets........................................         $20.6
                                                                 -----------

          Current Liabilities.................................         $ 4.0
          Long Term Liabilities...............................            .3
                                                                 -----------
          Total Liabilities...................................         $ 4.3
                                                                 -----------

          Net Assets..........................................         $16.3
                                                                 ===========

          The sale of the confectionery business is subject to an auction process with customary breakup fees and topping bids and approval of the District Court. During the quarter ended March 31, 1998, the Company recognized a loss of approximately $3.4 based on the estimated selling price. There can be no assurance that the District Court will approve this transaction or that the other conditions to closing will be satisfied.

          Included in the Condensed Consolidated Statements of Operations for the quarter ended March 31, 1998, are $4.4 of confectionery revenues. Operating loss for the quarter ended March 31, 1998 was $1.0.

5.         FINANCIAL STATEMENTS OF ENTITIES OPERATING UNDER CHAPTER 11

The combined condensed balance sheet as of March 31,1998 of the Debtor Companies is as follows:

ASSETS
Current assets:
   Cash.................................................................    $  21.5
   Accounts receivable, net.............................................       17.2
   Inventories, net.....................................................        8.4
   Assets held for sale.................................................        9.5
   Deferred income taxes................................................        1.6
   Prepaid expenses and other...........................................        1.7
                                                                          ---------
              Total current assets......................................       59.9

Property, plant and equipment, net......................................        3.5
Goodwill and other intangibles, net.....................................      103.4
Investment in Toy Biz...................................................       33.0
Deferred charges and other..............................................       16.4
Investments in and advances to subsidiaries, at cost....................      (39.9)
                                                                          ---------
              Total Assets..............................................    $ 176.3
                                                                          =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Debtor-in-Possession Loan............................................    $  91.2
   Accounts payable.....................................................       20.7
   Accrued expenses and other...........................................       88.2
                                                                          ---------

              Total current liabilities.................................      200.1

Other long-term liabilities.............................................        6.4
Liabilities subject to settlement under reorganization..................      502.2
                                                                          ---------

              Total Liabilities.........................................      708.7
                                                                          ---------

Stockholders' deficit:
   Common Stock.........................................................        1.0
   Additional paid-in capital...........................................       93.1
   Accumulated deficit..................................................     (623.7)
   Comprehensive loss...................................................       (2.8)
                                                                          ---------

              Total Stockholders' Deficit...............................     (532.4)
                                                                          ---------

              Total Liabilities and Stockholders' Deficit...............    $ 176.3
                                                                          =========

The combined condensed statement of operations for the three months ended March 31,1998 of the Debtor Companies is as follows:

Net revenues............................................................     $ 38.1

Cost of sales...........................................................       30.4

Selling, general & administrative expenses..............................       13.6

Depreciation and amortization...........................................        0.9

Amortization of goodwill, intangibles and deferred charges..............        1.9

Interest expense, net (Contractual interest for the three
   months ended March 31, 1998 was $15.3)...............................        2.5

Loss on sale of confectionery business..................................        3.4

Equity in net income of unconsolidated subsidiaries and
  other, net............................................................        0.1
                                                                          ---------

Loss before reorganization items and provision for
  income taxes..........................................................     (14.5)

Reorganization items....................................................        5.1
                                                                          ---------

Loss before provision for income taxes..................................     (19.6)

Provision for income taxes..............................................        0.1
                                                                          ---------

Net loss Debtor Companies...............................................     (19.7)

Equity in net income of non-Debtor Companies............................        0.6
                                                                          ---------

Net loss................................................................     $ 19.1
                                                                          =========

                                 TOY BIZ, INC.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TOY BIZ, INC. FOR AN
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 11, 1998.

  The undersigned, as a holder of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), of Toy Biz, Inc., a Delaware corporation (the "Company"), hereby appoints William H. Hardie, III and David J. Fremed, and each of them, with full power of substitution, to vote all shares of Class A Common Stock for which the undersigned is entitled to vote through the execution of a proxy with respect to the 1998 Annual Meeting of Stockholders (the "Meeting") of the Company to be held on September 11, 1998 at 10:00 a.m., New York City time at the New York Renaissance Hotel, Fourth Floor, 714 Seventh Avenue (between 47th and 48th Streets), New York, New York, or any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse side.

  The undersigned hereby acknowledges receipt of the Notice of 1998 Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any Proxy previously submitted with respect to the Meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X]  PLEASE MARK YOUR
     VOTES AS INDICATED IN THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL THE NOMINEES LISTED UNDER ITEM NO. 3 AND "FOR" ITEM NO. 1, ITEM NO. 2, AND ITEM NO. 4.

3. Election of      FOR ALL        WITHHOLD AUTHORITY
   Directors.       NOMINEES       FOR ALL NOMINEES
                      [_]                 [_]

For, except vote withheld for the following nominee(s):

____________________


FOR       AGAINST      ABSTAIN
[_]         [_]          [_]
[_]         [_]          [_]
[_]         [_]          [_]

NOMINEES: Joseph M. Ahearn, Avi Arad, Isaac Perlmutter, Alan Fine, James F.
          Halpin, Alfred A. Piergallini, Paul R. Verkuil, James S. Carluccio, Morton E. Handel and Donald E. Rosenblum.

1. On the proposal to approve the Charter Amendment, as defined and described in the accompanying Proxy Statement.

2. On the proposal to approve the Securities Issuances, as defined and described in the accompanying Proxy Statement.

4. On the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the year ending December 31, 1998 (the Ratification Proposal, as defined and described in the Proxy Statement).

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